UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Series Global ex U.S. Index Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Global ex U.S. Index Fund	29.34%	9.79%	6.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Global ex U.S. Index Fund on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$19,233	Fidelity® Series Global ex U.S. Index Fund
$19,347	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 29.34%, roughly in line with the 29.85% advance of the benchmark MSCI All Country World ex US Index (Net MA). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Canada, the U.K., and Europe ex U.K. notably contributed. By sector, financials gained 49% and contributed most, followed by information technology, which gained about 43%, and industrials, which advanced roughly 35%. The energy sector rose 73%, materials gained 33%, and consumer discretionary advanced approximately 13%, benefiting from the automobiles & components industry (+47%). Other notable contributors included the health care (+19%), consumer staples (+17%), utilities (+17%), communication services (+6%), and real estate (+18%) sectors. Turning to individual stocks, the top contributor was ASML Holding (+124%), from the semiconductors & semiconductor equipment category, followed by Taiwan Semiconductor (+42%), within the semiconductors & semiconductor equipment segment. In energy, Royal Dutch Shell advanced 94% and LVMH Moët Hennessy Louis Vuitton (+68%) from the consumer durables & apparel industry also helped. Novo Nordisk, within the pharmaceuticals, biotechnology & life sciences group, rose 73% and boosted the fund. In contrast, the biggest individual detractor was Alibaba Group Holding (-45%), from the retailing segment. Tencent Holdings, within the media & entertainment industry, returned -19% and hindered the fund. In consumer services, TAL Education Group (-94%) and New Oriental Education & Technology Group (-87%) hurt. Another detractor was Ping An Insurance (-28%), a stock in the insurance group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	14.1%
United Kingdom	8.3%
Canada	7.4%
France	6.5%
Cayman Islands	6.4%
Switzerland	6.2%
Germany	5.5%
Australia	4.2%
Taiwan	4.1%
Other	37.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	100.0

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.9
Nestle SA (Reg. S) (Switzerland, Food Products)	1.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.2
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	1.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.7
Toyota Motor Corp. (Japan, Automobiles)	0.7
11.1

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	20.7
Information Technology	12.6
Consumer Discretionary	12.5
Industrials	10.8
Health Care	9.2
Consumer Staples	8.2
Materials	7.8
Communication Services	6.0
Energy	5.1
Utilities	2.4

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.1%
		Shares	Value
Argentina - 0.0%
YPF SA Class D sponsored ADR (a)(b)		245,338	$1,030,420
Australia - 4.2%
Afterpay Ltd. (a)		237,838	22,033,175
AGL Energy Ltd.		739,209	3,180,720
Ampol Ltd.		274,387	6,305,753
APA Group unit		1,317,762	8,128,549
Aristocrat Leisure Ltd.		658,447	23,121,386
ASX Ltd.		213,582	13,338,579
Aurizon Holdings Ltd.		2,012,322	5,101,402
AusNet Services		2,081,891	3,868,273
Australia & New Zealand Banking Group Ltd.		3,133,483	66,330,555
BHP Group Ltd.		3,250,007	89,267,917
BlueScope Steel Ltd.		551,953	8,561,561
Brambles Ltd.		1,576,368	11,905,661
Cochlear Ltd.		73,268	12,149,739
Coles Group Ltd.		1,475,379	19,022,895
Commonwealth Bank of Australia		1,953,315	153,814,825
Computershare Ltd.		597,926	8,438,057
Crown Ltd. (a)		420,333	3,149,307
CSL Ltd.		502,648	113,620,364
Dexus unit		1,172,892	9,590,688
Dominos Pizza Enterprises Ltd.		67,045	6,831,871
Endeavour Group Ltd.		1,554,810	7,953,320
Evolution Mining Ltd.		1,979,058	5,404,149
Fortescue Metals Group Ltd.		1,855,177	19,440,108
Goodman Group unit		1,827,404	30,105,156
Insurance Australia Group Ltd.		2,703,431	9,761,549
Lendlease Group unit		777,921	6,121,099
Macquarie Group Ltd.		376,842	55,716,089
Magellan Financial Group Ltd.		155,267	4,049,442
Medibank Private Ltd.		3,007,823	7,511,948
Mirvac Group unit		4,261,253	9,039,588
National Australia Bank Ltd.		3,627,322	78,865,160
Newcrest Mining Ltd.		902,999	16,907,304
Northern Star Resources Ltd.		1,237,724	8,603,160
Orica Ltd.		451,103	5,134,248
Origin Energy Ltd.		1,981,113	7,525,976
Qantas Airways Ltd. (a)		962,650	3,874,221
QBE Insurance Group Ltd.		1,640,947	14,602,980
Ramsay Health Care Ltd.		196,830	10,426,763
REA Group Ltd.		60,512	7,289,597
Reece Ltd.		324,508	4,855,371
Rio Tinto Ltd.		410,899	27,908,528
Santos Ltd.		2,036,698	10,694,100
Scentre Group unit		5,694,426	12,936,568
SEEK Ltd.		371,157	9,129,933
Sonic Healthcare Ltd.		487,910	14,692,223
South32 Ltd.		5,243,422	14,081,380
Stockland Corp. Ltd. unit		2,614,196	8,947,707
Suncorp Group Ltd.		1,400,031	12,343,191
Sydney Airport unit (a)		1,450,096	8,933,936
Tabcorp Holdings Ltd.		2,521,872	9,409,508
Telstra Corp. Ltd.		4,591,099	13,192,959
The GPT Group unit		2,142,190	8,315,146
Transurban Group unit		3,323,058	33,596,914
Treasury Wine Estates Ltd.		836,472	7,248,799
Vicinity Centres unit		4,217,181	5,472,346
Washington H. Soul Pattinson & Co. Ltd.		236,561	5,779,914
Wesfarmers Ltd.		1,256,081	54,094,777
Westpac Banking Corp.		4,039,001	78,579,331
WiseTech Global Ltd.		161,460	6,204,089
Woodside Petroleum Ltd.		1,075,755	18,822,846
Woolworths Group Ltd.		1,401,067	40,134,517

TOTAL AUSTRALIA			1,301,467,217

Austria - 0.1%
Erste Group Bank AG		312,060	13,383,505
OMV AG		167,107	10,122,406
Raiffeisen International Bank-Holding AG		164,332	4,806,185
Verbund AG		75,884	7,903,744
Voestalpine AG		136,997	5,200,823

TOTAL AUSTRIA			41,416,663

Bailiwick of Jersey - 0.5%
Experian PLC		1,022,211	46,822,751
Ferguson PLC		245,231	36,900,417
Glencore Xstrata PLC		10,994,765	54,980,200
Polymetal International PLC		391,438	7,292,377
WPP PLC		1,313,540	18,986,914

TOTAL BAILIWICK OF JERSEY			164,982,659

Belgium - 0.5%
Ageas		198,803	9,675,265
Anheuser-Busch InBev SA NV		844,852	51,677,261
Colruyt NV		67,289	3,301,241
Elia System Operator SA/NV		33,891	3,953,060
Groupe Bruxelles Lambert SA		119,114	13,804,002
KBC Groep NV		276,678	25,766,292
Proximus		167,064	3,145,057
Sofina SA		16,965	7,499,453
Solvay SA Class A		82,659	9,822,931
UCB SA		140,964	16,800,597
Umicore SA		217,991	12,494,041

TOTAL BELGIUM			157,939,200

Bermuda - 0.2%
Alibaba Health Information Technology Ltd. (a)		4,484,000	5,665,153
Alibaba Pictures Group Ltd. (a)		11,510,000	1,227,852
Beijing Enterprises Water Group Ltd.		4,318,000	1,648,282
Brilliance China Automotive Holdings Ltd. (a)		2,884,000	859,143
China Gas Holdings Ltd.		3,414,400	8,539,840
China Resource Gas Group Ltd.		976,000	5,243,468
China Youzan Ltd. (a)		14,576,000	1,854,667
CK Infrastructure Holdings Ltd.		686,631	4,138,936
Cosco Shipping Ports Ltd.		1,756,345	1,462,774
Credicorp Ltd. (United States)		74,410	9,648,001
GOME Electrical Appliances Holdings Ltd. (a)		11,295,418	1,146,890
HengTen Networks Group Ltd. (a)		2,628,000	901,839
Hongkong Land Holdings Ltd.		1,277,845	7,040,926
Hopson Development Holdings Ltd.		777,920	2,124,645
Huabao International Holdings Ltd. (b)		978,000	1,837,717
Jardine Matheson Holdings Ltd.		238,864	13,837,392
Kunlun Energy Co. Ltd.		4,276,000	3,913,003
Nine Dragons Paper (Holdings) Ltd.		1,880,000	2,363,139
Shenzhen International Holdings Ltd.		1,157,959	1,397,498

TOTAL BERMUDA			74,851,165

Brazil - 0.8%
Ambev SA		4,766,530	14,349,081
Americanas SA (a)		482,410	2,538,640
Atacadao SA		547,900	1,615,411
B3 SA - Brasil Bolsa Balcao		6,768,775	14,284,013
Banco Bradesco SA		469,308	1,413,628
Banco do Brasil SA		930,100	4,696,809
Banco Inter SA unit		380,069	2,390,668
Banco Santander SA (Brasil) unit		452,800	2,759,899
BB Seguridade Participacoes SA		761,100	2,978,968
BRF SA (a)		437,000	1,798,701
BTG Pactual Participations Ltd. unit		1,296,800	5,181,410
CCR SA		1,301,700	2,636,243
Centrais Eletricas Brasileiras SA (Electrobras)		393,530	2,358,893
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		414,300	2,583,961
Companhia Siderurgica Nacional SA (CSN)		779,000	3,144,268
Cosan SA		1,183,532	4,150,058
CPFL Energia SA		213,700	996,217
Energisa SA unit		170,300	1,195,522
ENGIE Brasil Energia SA		233,050	1,606,715
Equatorial Energia SA		941,800	3,818,063
Hapvida Participacoes e Investimentos SA (c)		1,203,400	2,460,618
Hypermarcas SA		468,500	2,329,301
JBS SA		961,300	6,651,328
Klabin SA unit		722,200	2,935,481
Localiza Rent A Car SA		655,241	5,259,296
Lojas Renner SA		1,027,554	5,868,044
Magazine Luiza SA		3,246,532	6,218,330
Natura & Co. Holding SA (a)		965,719	6,656,237
Notre Dame Intermedica Participacoes SA		572,210	6,507,041
Petroleo Brasileiro SA - Petrobras (ON)		2,972,211	14,571,934
Raia Drogasil SA		1,153,800	4,753,154
Rede D'Oregon Sao Luiz SA (c)		422,100	4,412,612
Rumo SA (a)		1,361,700	3,857,965
Suzano Papel e Celulose SA (a)		819,895	7,151,818
Telefonica Brasil SA		534,340	4,309,713
TIM SA		786,703	1,563,983
Totvs SA		609,400	3,537,323
Ultrapar Participacoes SA		846,200	1,956,644
Ultrapar Participacoes SA rights 11/3/21 (a)(d)		60,651	107
Vale SA		3,622,486	45,963,043
Vale SA sponsored ADR		765,955	9,750,607
Via S/A (a)		1,408,100	1,534,394
Vibra Energia SA		1,336,450	4,968,057
Weg SA		1,883,932	12,350,807

TOTAL BRAZIL			242,065,005

British Virgin Islands - 0.0%
Mail.Ru Group Ltd. unit (a)		125,828	2,586,220
Canada - 7.2%
Agnico Eagle Mines Ltd. (Canada)		273,124	14,497,023
Air Canada (a)		185,331	3,322,960
Algonquin Power & Utilities Corp. (b)		694,521	10,011,518
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		913,394	34,259,655
AltaGas Ltd. (b)		310,562	6,429,055
ATCO Ltd. Class I (non-vtg.)		77,260	2,621,946
B2Gold Corp.		1,242,155	5,128,807
Ballard Power Systems, Inc. (a)		258,074	4,677,278
Bank of Montreal (b)		713,027	77,415,512
Bank of Nova Scotia		1,336,571	87,628,774
Barrick Gold Corp. (Canada)		1,964,168	36,042,546
Bausch Health Cos., Inc. (Canada) (a)		339,198	9,507,740
BCE, Inc.		78,726	4,052,710
BlackBerry Ltd. (a)		596,458	6,443,636
Brookfield Asset Management, Inc. (Canada) Class A		1,415,587	85,465,951
Brookfield Renewable Corp.		148,871	6,166,069
CAE, Inc. (a)		328,886	9,973,409
Cameco Corp.		448,159	10,888,931
Canadian Apartment Properties (REIT) unit (b)		99,104	4,839,088
Canadian Imperial Bank of Commerce (b)		495,329	60,103,067
Canadian National Railway Co.		783,895	104,181,520
Canadian Natural Resources Ltd.		1,311,296	55,732,199
Canadian Pacific Railway Ltd. (b)		740,588	57,321,368
Canadian Tire Ltd. Class A (non-vtg.) (b)		64,496	9,160,558
Canadian Utilities Ltd. Class A (non-vtg.)		132,943	3,851,007
CCL Industries, Inc. Class B		175,290	9,581,746
Cenovus Energy, Inc. (Canada)		1,461,877	17,482,046
CGI, Inc. Class A (sub. vtg.) (a)		245,093	21,895,186
Constellation Software, Inc.		22,161	38,946,310
Dollarama, Inc.		327,431	14,800,008
Emera, Inc. (b)		271,441	12,628,937
Empire Co. Ltd. Class A (non-vtg.)		203,378	6,080,305
Enbridge, Inc. (b)		2,234,952	93,616,606
Fairfax Financial Holdings Ltd. (sub. vtg.)		29,584	11,982,046
First Quantum Minerals Ltd.		648,444	15,351,817
FirstService Corp.		42,946	8,565,603
Fortis, Inc.		521,827	23,228,385
Franco-Nevada Corp.		212,344	30,298,826
George Weston Ltd.		88,313	9,542,028
GFL Environmental, Inc.		177,923	7,316,178
Gildan Activewear, Inc.		223,395	8,205,831
Great-West Lifeco, Inc.		292,332	8,600,362
Hydro One Ltd. (c)		369,370	8,825,364
iA Financial Corp, Inc.		118,541	7,012,271
IGM Financial, Inc.		97,168	3,858,141
Imperial Oil Ltd.		280,913	9,510,548
Intact Financial Corp.		192,600	25,819,543
Ivanhoe Mines Ltd. (a)		673,202	5,281,829
Keyera Corp. (b)		265,273	6,799,014
Kinross Gold Corp.		1,374,789	8,264,730
Kirkland Lake Gold Ltd.		301,120	12,693,463
Lightspeed Commerce, Inc. (Canada) (a)		116,670	11,371,931
Loblaw Companies Ltd.		194,013	14,591,734
Lundin Mining Corp.		715,042	6,222,529
Magna International, Inc. Class A (sub. vtg.)		316,361	25,733,728
Manulife Financial Corp.		2,137,192	41,635,180
Metro, Inc.		283,609	14,269,823
National Bank of Canada		372,723	30,857,465
Northland Power, Inc. (b)		261,465	8,406,345
Nutrien Ltd.		626,980	43,821,728
Nuvei Corp. (a)(c)		63,696	7,655,255
Onex Corp. (sub. vtg.)		88,409	6,588,528
Open Text Corp.		300,407	15,132,007
Pan American Silver Corp.		229,505	5,877,624
Parkland Corp. (b)		179,538	5,223,952
Pembina Pipeline Corp. (b)		614,800	20,352,582
Power Corp. of Canada (sub. vtg.) (b)		615,993	20,516,509
Quebecor, Inc. Class B (sub. vtg.)		175,406	4,470,188
Restaurant Brands International, Inc.		191,519	10,843,355
Restaurant Brands International, Inc. (b)		113,857	6,448,860
RioCan (REIT) (b)		205,637	3,703,659
Ritchie Bros. Auctioneers, Inc.		123,694	8,454,489
Rogers Communications, Inc. Class B (non-vtg.)		389,596	18,119,866
Royal Bank of Canada (b)		1,566,666	163,072,006
Saputo, Inc.		268,863	6,421,776
Shaw Communications, Inc. Class B		493,553	14,213,178
Shopify, Inc. Class A (a)		124,388	181,618,943
Sun Life Financial, Inc.		644,243	36,714,980
Suncor Energy, Inc.		1,687,520	44,383,303
TC Energy Corp.		1,084,805	58,684,304
Teck Resources Ltd. Class B (sub. vtg.)		514,702	14,364,744
TELUS Corp.		494,234	11,337,511
The Toronto-Dominion Bank		2,002,129	145,338,776
Thomson Reuters Corp.		191,296	23,010,856
TMX Group Ltd.		65,318	7,071,719
Toromont Industries Ltd. (b)		90,679	8,067,764
West Fraser Timber Co. Ltd.		106,986	8,565,969
Wheaton Precious Metals Corp.		501,096	20,228,471
WSP Global, Inc.		128,281	17,390,907
Yamana Gold, Inc.		1,134,181	4,453,878

TOTAL CANADA			2,231,145,872

Cayman Islands - 6.4%
3SBio, Inc. (a)(c)		1,356,500	1,241,344
51job, Inc. sponsored ADR (a)		36,681	2,184,720
AAC Technology Holdings, Inc.		763,500	3,300,012
Abu Dhabi Islamic Bank		1,424,432	2,264,727
Agile Property Holdings Ltd.		1,092,000	858,947
Agora, Inc. ADR (a)(b)		56,127	1,223,569
Airtac International Group		161,456	4,812,659
Akeso, Inc. (a)(c)		321,000	1,798,805
Alibaba Group Holding Ltd. (a)		16,743,124	344,283,131
Anta Sports Products Ltd.		1,188,000	18,567,033
Autohome, Inc. ADR Class A		82,346	3,240,315
Baidu, Inc. sponsored ADR (a)		304,977	49,479,468
Baozun, Inc. sponsored ADR (a)		64,657	1,118,566
BeiGene Ltd. ADR (a)		50,743	18,151,786
Bilibili, Inc. ADR (a)(b)		181,116	13,275,803
Bosideng International Holdings Ltd.		3,416,000	2,651,840
Budweiser Brewing Co. APAC Ltd. (c)		1,928,358	5,316,275
Burning Rock Biotech Ltd. ADR (a)		40,995	577,620
Chailease Holding Co. Ltd.		1,444,708	13,801,125
China Aoyuan Group Ltd.		1,168,000	460,865
China Conch Venture Holdings Ltd.		1,793,000	8,757,021
China East Education Holdings Ltd. (c)		459,000	437,143
China Education Group Holdings Ltd.		737,000	1,265,513
China Evergrande Group (b)		1,832,000	546,268
China Feihe Ltd. (c)		4,023,000	6,701,122
China Hongqiao Group Ltd.		2,427,000	2,698,226
China Huishan Dairy Holdings Co. Ltd. (a)(d)		958,000	1
China Liansu Group Holdings Ltd.		1,176,000	1,825,857
China Literature Ltd. (a)(c)		440,800	3,067,839
China Medical System Holdings Ltd.		1,467,000	2,500,150
China Meidong Auto Holding Ltd.		618,000	3,208,945
China Mengniu Dairy Co. Ltd.		3,478,000	22,149,592
China Overseas Property Holdings Ltd.		1,250,000	1,124,606
China Resources Cement Holdings Ltd.		2,532,000	2,134,814
China Resources Land Ltd.		3,548,465	13,818,969
China Resources Mixc Lifestyle Services Ltd. (c)		595,400	3,133,684
China State Construction International Holdings Ltd.		1,947,750	2,000,196
China Yuhua Education Corp. Ltd. (c)		1,196,000	544,160
ChinaSoft International Ltd.		2,922,000	4,889,717
Chindata Group Holdings Ltd. ADR (a)		80,398	800,764
Chow Tai Fook Jewellery Group Ltd.		2,260,400	4,625,097
CIFI Ever Sunshine Services Group Ltd.		882,000	1,600,648
CIFI Holdings Group Co. Ltd.		3,907,115	2,169,364
CK Asset Holdings Ltd.		2,167,639	13,386,679
CK Hutchison Holdings Ltd.		2,973,723	20,008,277
Country Garden Holdings Co. Ltd.		8,727,858	8,200,070
Country Garden Services Holdings Co. Ltd.		1,689,000	13,133,410
Dali Foods Group Co. Ltd. (c)		1,841,000	1,024,552
Daqo New Energy Corp. ADR (a)		66,132	5,144,408
ENN Energy Holdings Ltd.		868,800	15,041,110
ESR Cayman Ltd. (a)(c)		2,161,191	7,013,697
Futu Holdings Ltd. ADR (a)(b)		56,286	3,012,427
Gaotu Techedu, Inc. ADR (a)(b)		116,857	343,560
GDS Holdings Ltd. ADR (a)		100,232	5,953,781
Geely Automobile Holdings Ltd.		6,472,000	22,500,816
Genscript Biotech Corp. (a)		1,270,000	5,639,548
Greentown China Holdings Ltd.		1,080,000	1,493,580
Greentown Service Group Co. Ltd.		1,676,000	1,665,122
Haidilao International Holding Ltd. (b)(c)		1,133,000	3,174,526
Haitian International Holdings Ltd.		667,000	1,954,579
Hansoh Pharmaceutical Group Co. Ltd. (c)		1,244,000	2,778,834
Hello Group, Inc. ADR		172,477	2,147,339
Hengan International Group Co. Ltd.		731,500	3,821,795
Huazhu Group Ltd. ADR (a)		193,997	8,993,701
Hutchison China Meditech Ltd. sponsored ADR (a)		89,065	2,620,292
HUYA, Inc. ADR (a)(b)		90,009	739,874
I-Mab ADR (a)		34,201	2,113,280
Innovent Biologics, Inc. (a)(c)		1,300,500	11,666,975
iQIYI, Inc. ADR (a)(b)		322,572	2,670,896
JD Health International, Inc. (c)		368,850	3,266,341
JD.com, Inc. sponsored ADR (a)		959,518	75,111,069
Jinxin Fertility Group Ltd. (a)(c)		1,424,500	2,017,607
Jiumaojiu International Holdings Ltd. (c)		839,000	2,102,757
JOYY, Inc. ADR (b)		59,862	3,016,446
Kaisa Group Holdings Ltd. (b)		3,105,285	478,933
KE Holdings, Inc. ADR (a)		399,474	7,278,416
Kingboard Chemical Holdings Ltd.		706,500	3,091,874
Kingboard Laminates Holdings Ltd.		972,500	1,524,902
Kingdee International Software Group Co. Ltd. (a)		2,915,000	9,628,623
Kingsoft Cloud Holdings Ltd. ADR (a)(b)		64,895	1,490,638
Kingsoft Corp. Ltd.		1,032,400	4,438,504
Kuaishou Technology Class B (c)		306,500	4,077,212
KWG Group Holdings Ltd.		1,210,000	1,057,516
Lee & Man Paper Manufacturing Ltd.		1,297,000	973,521
Legend Biotech Corp. ADR (a)		123	6,458
Li Ning Co. Ltd.		2,459,500	27,343,583
Logan Property Holdings Co. Ltd.		1,308,000	1,312,959
Longfor Properties Co. Ltd. (c)		2,024,000	9,833,198
Lufax Holding Ltd. ADR (a)		183,171	1,155,809
Meituan Class B (a)(c)		4,446,190	151,297,805
Melco Crown Entertainment Ltd. sponsored ADR (a)		225,681	2,444,125
Microport Scientific Corp.		675,300	3,185,336
Ming Yuan Cloud Group Holdings Ltd.		442,000	1,448,622
Minth Group Ltd.		798,000	3,189,744
NetEase, Inc. ADR		445,740	43,499,767
New Oriental Education & Technology Group, Inc. sponsored ADR		1,649,139	3,380,735
NIO, Inc. sponsored ADR (a)		1,504,731	59,301,449
Noah Holdings Ltd. sponsored ADR (a)		34,495	1,466,382
OneConnect Financial Technology Co. Ltd. ADR (a)(b)		107,222	339,894
Pinduoduo, Inc. ADR (a)		484,403	43,073,115
Ping An Healthcare and Technology Co. Ltd. (a)(b)(c)		506,600	2,464,470
Powerlong Real Estate Holding Ltd.		1,337,000	921,062
RLX Technology, Inc. ADR (b)		664,527	3,229,601
Sands China Ltd. (a)		2,744,465	6,255,117
Sany Heavy Equipment International Holdings Co. Ltd.		1,277,000	1,464,024
Sea Ltd. ADR (a)		75,528	25,949,155
Seazen Group Ltd.		2,418,000	1,917,494
Shenzhou International Group Holdings Ltd.		906,500	19,529,819
Shimao Property Holdings Ltd.		1,345,000	2,115,905
Shimao Services Holdings Ltd. (b)(c)		713,000	1,359,928
Silergy Corp.		87,000	14,309,930
Sino Biopharmaceutical Ltd.		11,368,000	8,415,870
SITC International Holdings Co. Ltd.		1,485,000	5,029,208
Smoore International Holdings Ltd. (c)		1,972,000	9,453,840
SSY Group Ltd.		1,400,000	667,566
Sunac China Holdings Ltd.		2,722,000	5,863,469
Sunac Services Holdings Ltd. (c)		808,000	1,638,743
Sunny Optical Technology Group Co. Ltd.		782,900	21,151,029
TAL Education Group ADR (a)		471,669	1,929,126
Tencent Holdings Ltd.		6,349,400	386,232,687
Tencent Music Entertainment Group ADR (a)		742,012	5,832,214
Tingyi (Cayman Islands) Holding Corp.		2,112,000	3,952,281
Tongcheng-Elong Holdings Ltd. (a)		1,082,000	2,422,523
Topsports International Holdings Ltd. (c)		1,636,000	1,989,147
Trip.com Group Ltd. ADR (a)		560,467	16,006,938
Uni-President China Holdings Ltd.		1,268,000	1,082,131
Up Fintech Holdings Ltd. ADR (a)(b)		97,302	629,544
Vinda International Holdings Ltd. (b)		347,000	956,642
Vipshop Holdings Ltd. ADR (a)		489,848	5,466,704
Vnet Group, Inc. ADR (a)		102,566	1,608,235
Want Want China Holdings Ltd.		5,006,000	3,879,722
Weibo Corp. sponsored ADR (a)(b)		75,039	3,375,254
Weimob, Inc. (a)(b)(c)		1,919,000	2,974,505
WH Group Ltd. (c)		9,438,743	6,623,679
Wharf Real Estate Investment Co. Ltd.		1,855,349	10,468,456
Wuxi Biologics (Cayman), Inc. (a)(c)		3,980,500	60,292,497
Wynn Macau Ltd. (a)		1,704,747	1,533,735
Xiaomi Corp. Class B (a)(c)		15,977,000	43,841,520
Xinyi Glass Holdings Ltd.		2,023,467	5,708,515
Xinyi Solar Holdings Ltd.		5,333,450	11,159,767
XP, Inc. Class A (a)		23,983	786,882
XPeng, Inc. ADR (a)		422,190	19,686,720
Yadea Group Holdings Ltd. (c)		1,340,000	2,307,821
Yihai International Holding Ltd.		503,000	2,957,683
Zai Lab Ltd. ADR (a)		83,694	8,737,654
Zhen Ding Technology Holding Ltd.		741,230	2,555,507
Zhenro Properties Group Ltd.		1,337,000	635,807
Zhongsheng Group Holdings Ltd. Class H		666,500	6,026,383
ZTO Express, Inc. sponsored ADR		481,164	14,112,540

TOTAL CAYMAN ISLANDS			1,984,193,823

Chile - 0.1%
Banco de Chile		50,646,232	4,395,358
Banco de Credito e Inversiones		59,785	2,013,215
Banco Santander Chile		69,064,459	3,022,366
Cencosud SA		1,578,722	2,309,378
Cencosud Shopping SA		541,396	523,979
Colbun SA		8,543,515	589,172
Compania Cervecerias Unidas SA		148,443	1,243,691
Empresas CMPC SA		1,255,635	2,316,789
Empresas COPEC SA		433,118	3,407,443
Enel Americas SA		22,403,028	2,547,363
Enel Chile SA		31,768,169	1,301,577
Falabella SA		854,906	2,364,101

TOTAL CHILE			26,034,432

China - 3.2%
360 Security Technology, Inc. (A Shares) (a)		788,800	1,482,598
A-Living Smart City Services C (H Shares) (c)		642,250	2,154,453
Addsino Co. Ltd. (A Shares)		89,800	215,186
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)		42,874	1,045,454
AECC Aero-Engine Control Co. Ltd. (A Shares)		61,200	254,898
AECC Aviation Power Co. Ltd.		187,452	1,731,204
Agricultural Bank of China Ltd.:
(A Shares)		1,137,100	521,886
(H Shares)		33,015,000	11,244,746
Aier Eye Hospital Group Co. Ltd. (A Shares)		375,000	2,841,002
Air China Ltd.:
(A Shares) (a)		1,259,700	1,673,504
(H Shares) (a)		1,052,000	742,302
Aluminum Corp. of China Ltd.:
(A shares) (a)		463,800	444,559
(H Shares) (a)		4,866,000	2,928,314
Angel Yeast Co. Ltd. (A Shares)		41,700	362,139
Anhui Conch Cement Co. Ltd.:
(A Shares)		129,900	772,211
(H Shares)		1,525,000	7,585,309
Anhui Gujing Distillery Co. Ltd.:
(A Shares)		15,800	561,506
(B Shares)		158,900	2,048,004
Anhui Honglu Steel Construction Group Co. Ltd.		37,000	243,172
Anhui Kouzi Distillery Co. Ltd. (A Shares)		31,400	297,199
Apeloa Pharmaceutical Co. Ltd. A Shares		70,000	379,409
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)		13,100	814,354
Autobio Diagnostics Co. Ltd.		35,200	300,470
Avary Holding Shenzhen Co. Ltd. (A Shares)		118,700	648,373
AVIC Capital Co. Ltd. (A Shares)		584,900	355,190
AVIC Electromechanical Systems Co. Ltd. (A Shares)		200,500	475,760
AviChina Industry & Technology Co. Ltd. (H Shares)		2,855,000	1,820,037
Avicopter PLC (A Shares)		35,900	352,065
Bank of Beijing Co. Ltd. (A Shares)		1,592,200	1,101,112
Bank of Chengdu Co. Ltd. (A Shares)		202,100	402,575
Bank of China Ltd.:
(A Shares)		1,564,300	744,818
(H Shares)		87,859,024	31,093,466
Bank of Communications Co. Ltd.:
(A Shares)		753,200	531,470
(H Shares)		11,177,200	6,651,300
Bank of Hangzhou Co. Ltd. (A Shares)		306,931	684,225
Bank of Jiangsu Co. Ltd. (A Shares)		989,960	972,072
Bank of Nanjing Co. Ltd. (A Shares)		590,500	894,173
Bank of Ningbo Co. Ltd. (A Shares)		371,100	2,213,015
Bank of Shanghai Co. Ltd. (A Shares)		1,062,500	1,209,168
Baoshan Iron & Steel Co. Ltd. (A Shares)		1,355,400	1,508,645
BBMG Corp. (A Shares)		477,800	209,596
Beijing BDStar Navigation Co. Ltd. (A Shares) (a)		26,800	165,760
Beijing Capital International Airport Co. Ltd. (H Shares) (a)		1,812,000	1,176,094
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)		239,800	321,193
Beijing E-Hualu Information Technology Co. Ltd. (A Shares) (a)		39,800	179,747
Beijing Enlight Media Co. Ltd. (A Shares)		153,700	224,584
Beijing Kingsoft Office Software, Inc. (A Shares)		29,182	1,345,176
Beijing New Building Materials PLC (A Shares)		87,000	383,543
Beijing Originwater Technology Co. Ltd. (A Shares)		167,400	182,407
Beijing Roborock Technology Co. Ltd. (A Shares)		5,042	708,395
Beijing Shiji Information Technology Co. Ltd. (A Shares)		64,680	239,101
Beijing Shunxin Agriculture Co. Ltd.		38,600	196,322
Beijing Sinnet Technology Co. Ltd. (A Shares)		72,700	149,923
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)		67,080	302,322
Beijing United Information Technology Co. Ltd. (A Shares)		26,400	462,410
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)		30,600	1,056,806
Beijing Yanjing Brewery Co. Ltd. (A Shares)		219,300	226,977
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. (A Shares)		17,200	434,984
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)		2,539,500	1,823,627
Betta Pharmaceuticals Co. Ltd. (A Shares)		21,800	269,533
BGI Genomics Co. Ltd.		22,000	306,075
BOC International China Co. Ltd.		152,400	315,946
BOE Technology Group Co. Ltd. (A Shares)		3,019,100	2,314,137
By-Health Co. Ltd. (A Shares)		80,300	319,407
BYD Co. Ltd.:
(A Shares)		33,200	1,613,471
(H Shares)		974,000	37,253,144
C&S Paper Co. Ltd. (A Shares)		75,600	201,104
Caitong Securities Co. Ltd.		209,200	335,073
CanSino Biologics, Inc.:
(A Shares) (a)		10,359	442,935
(H Shares) (a)(c)		77,800	2,003,871
CGN Power Co. Ltd. (H Shares) (c)		11,230,000	3,031,039
Chacha Food Co. Ltd. (A Shares)		27,900	247,826
Changchun High & New Technology Industry Group, Inc. (A Shares)		24,900	1,060,254
Changjiang Securities Co. Ltd. (A Shares)		305,600	345,400
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)		14,900	531,871
Chaozhou Three-Circle Group Co. (A Shares)		93,100	581,353
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)		89,800	228,925
China Baoan Group Co. Ltd. (A Shares)		186,000	607,151
China Bohai Bank Co. Ltd. (H Shares) (c)		3,181,000	1,206,086
China Cinda Asset Management Co. Ltd. (H Shares)		9,285,000	1,551,378
China CITIC Bank Corp. Ltd.:
(A Shares)		308,300	218,504
(H Shares)		9,135,293	4,015,513
China Communications Services Corp. Ltd. (H Shares)		2,476,000	1,368,395
China Construction Bank Corp.:
(A Shares)		1,574,400	1,457,471
(H Shares)		104,695,649	71,253,847
China CSSC Holdings Ltd. (A Shares)		287,000	1,010,319
China Eastern Airlines Corp. Ltd. (A Shares) (a)		729,400	549,975
China Everbright Bank Co. Ltd.:
(A Shares)		4,317,300	2,318,466
(H Shares)		4,274,000	1,505,142
China Fortune Land Development Co. Ltd. (A Shares) (a)		202,930	116,580
China Galaxy Securities Co. Ltd. (H Shares)		4,667,500	2,603,554
China Great Wall Securities Co. Ltd. (A Shares)		112,800	200,921
China Greatwall Technology Group Co. Ltd. (A Shares)		152,400	319,991
China Huarong Asset Management Co. Ltd. (a)(c)(d)		8,859,000	1,161,388
China International Capital Corp. Ltd.		108,600	816,481
China International Capital Corp. Ltd. (H Shares) (c)		1,416,800	3,525,384
China International Travel Service Corp. Ltd. (A Shares)		133,000	5,573,927
China Jushi Co. Ltd. (A Shares)		211,340	631,471
China Life Insurance Co. Ltd.:
(A Shares)		112,700	524,288
(H Shares)		8,410,000	14,610,448
China Longyuan Power Grid Corp. Ltd. (H Shares)		3,707,000	8,661,816
China Merchants Bank Co. Ltd.:
(A Shares)		442,700	3,729,855
(H Shares)		5,171,691	43,571,023
China Merchants Energy Shipping Co. Ltd. (A Shares)		430,560	307,843
China Merchants Property Operation & Service Co. Ltd. (A Shares)		60,900	128,346
China Merchants Securities Co. Ltd. (A Shares)		479,200	1,283,702
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		650,200	1,058,672
China Minsheng Banking Corp. Ltd.:
(A Shares)		1,905,200	1,156,965
(H Shares)		7,103,332	2,821,065
China Molybdenum Co. Ltd.:
(A Shares)		384,300	359,358
(H Shares)		5,166,000	3,206,964
China National Building Materials Co. Ltd. (H Shares)		4,348,000	5,465,387
China National Chemical Engineering Co. Ltd. (A Shares)		327,100	536,677
China National Medicines Corp. Ltd. (A Shares)		40,000	190,454
China National Nuclear Power Co. Ltd. (A Shares)		808,100	864,143
China National Software & Service Co. Ltd. (A Shares)		27,000	215,806
China Northern Rare Earth Group High-Tech Co. Ltd.		184,600	1,458,184
China Oilfield Services Ltd. (H Shares)		2,054,000	1,977,310
China Pacific Insurance (Group) Co. Ltd.		109,600	468,804
China Pacific Insurance (Group) Co. Ltd. (H Shares)		3,302,400	10,186,698
China Petroleum & Chemical Corp.:
(A Shares)		425,000	281,973
(H Shares)		28,807,800	14,036,111
China Railway Group Ltd.:
(A Shares)		2,481,900	2,034,106
(H Shares)		3,849,000	1,884,800
China Railway Signal & Communications Corp. (A Shares)		645,958	497,143
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)		60,700	228,653
China Shenhua Energy Co. Ltd.:
(A Shares)		31,000	96,256
(H Shares)		4,275,500	9,209,868
China South Publishing & Media Group Co. Ltd. (A Shares)		134,474	172,140
China Southern Airlines Ltd.:
(A Shares) (a)		1,312,000	1,343,593
(H Shares) (a)		942,000	573,881
China State Construction Engineering Corp. Ltd. (A Shares)		2,840,440	2,066,339
China Tower Corp. Ltd. (H Shares) (c)		45,638,000	5,924,347
China TransInfo Technology Co. Ltd. (A Shares)		83,100	173,575
China United Network Communications Ltd. (A Shares)		3,531,000	2,248,992
China Vanke Co. Ltd.:
(A Shares)		588,900	1,674,100
(H Shares)		1,856,700	4,347,931
China Yangtze Power Co. Ltd. (A Shares)		1,377,800	4,570,620
China Zheshang Bank Co. Ltd.		1,543,400	828,833
Chongqing Brewery Co. Ltd. (A Shares) (a)		25,500	598,911
Chongqing Changan Automobile Co. Ltd. (A Shares)		447,280	1,361,583
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)		42,300	230,328
Chongqing Rural Commercial Bank Co. Ltd.:
(A Shares)		198,300	118,254
(H Shares)		2,615,000	941,071
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)		109,900	2,576,900
CITIC Securities Co. Ltd.:
(A Shares)		52,700	212,914
(H Shares)		3,455,500	8,802,520
Contemporary Amperex Technology Co. Ltd.		151,300	15,097,996
COSCO Shipping Energy Transportation Co. Ltd. (A Shares)		293,500	271,702
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares)		480,870	1,240,882
(H Shares) (b)		4,464,600	6,931,735
CRRC Corp. Ltd. (A Shares)		2,379,300	2,206,306
CSC Financial Co. Ltd. (A Shares)		284,000	1,254,242
Daan Gene Co. Ltd.		79,840	239,928
DaShenLin Pharmaceutical Group Co. Ltd.		41,400	228,594
DHC Software Co. Ltd. (A Shares)		928,900	1,006,372
Dong E-E-Jiao Co. Ltd. (A Shares)		53,400	338,702
Dongfang Electric Corp. Ltd. (A Shares)		139,524	395,326
Dongfeng Motor Group Co. Ltd. (H Shares)		3,108,000	2,904,076
Dongxing Securities Co. Ltd. (A Shares)		195,900	335,178
East Money Information Co. Ltd. (A Shares)		751,248	3,858,418
Ecovacs Robotics Co. Ltd. Class A		31,300	837,989
ENN Natural Gas Co. Ltd. (A Shares)		148,700	427,361
Eve Energy Co. Ltd. (A shares)		110,129	1,950,456
Everbright Securities Co. Ltd. (A Shares)		198,200	471,231
Fangda Carbon New Material Co. Ltd. (A Shares)		224,487	376,379
FAW Jiefang Group Co. Ltd. (A Shares)		156,700	254,654
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)		58,500	157,352
Financial Street Holdings Co. Ltd. (A Shares)		177,500	161,823
First Capital Securities Co. Ltd. (A Shares)		221,400	236,063
Flat Glass Group Co. Ltd. (A Shares)		347,700	2,985,908
Focus Media Information Technology Co. Ltd. (A Shares)		947,940	1,089,152
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		258,624	4,724,534
Founder Securities Co. Ltd. (A Shares)		428,400	545,720
Foxconn Industrial Internet Co. Ltd. (A Shares)		607,594	1,076,563
Fu Jian Anjoy Foods Co. Ltd. (A Shares)		13,100	414,406
Fujian Sunner Development Co. Ltd. A Shares		72,200	252,924
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)		38,900	299,990
(H Shares) (c)		774,800	4,471,245
G-bits Network Technology Xiamen Co. Ltd. (A Shares)		4,200	224,525
Ganfeng Lithium Co. Ltd. (A Shares)		188,400	4,923,414
GCL System Integration Technology Co. Ltd. (a)		270,800	170,366
GEM Co. Ltd. (A Shares)		254,300	432,716
Gemdale Corp. (A Shares)		245,600	389,157
GF Securities Co. Ltd.:
(A Shares)		70,600	221,750
(H Shares)		2,004,400	3,405,715
Giant Network Group Co. Ltd. (A Shares)		91,000	141,208
Gigadevice Semiconductor Beijing, Inc. (A Shares)		47,384	1,253,883
GoerTek, Inc. (A Shares)		203,400	1,382,514
Gotion High-tech Co. Ltd. (A Shares) (a)		69,900	642,721
Great Wall Motor Co. Ltd.:
(A Shares)		81,100	860,914
(H Shares)		3,564,000	16,078,195
Greenland Holdings Corp. Ltd. (A Shares)		2,389,120	1,532,886
GRG Banking Equipment Co. Ltd. (A Shares)		127,700	206,529
Guangdong Haid Group Co. Ltd. (A Shares)		106,100	1,087,377
Guangdong Hongda Blasting Co. Ltd. (A Shares)		40,600	174,487
Guangdong Kinlong Hardware Products Co. Ltd. (A Shares)		17,200	358,674
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd.		36,200	126,756
Guanghui Energy Co. Ltd. (A Shares) (a)		376,500	388,505
Guangzhou Automobile Group Co. Ltd.		12,200	32,910
Guangzhou Automobile Group Co. Ltd. (H Shares)		3,227,526	3,053,093
Guangzhou Baiyunshan Pharma Health (A Shares)		79,500	361,400
Guangzhou Haige Communications Group (A Shares)		113,500	167,262
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)		24,900	445,038
Guangzhou R&F Properties Co. Ltd. (H Shares) (b)		1,932,000	1,211,768
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)		33,100	392,710
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)		66,470	1,711,415
Guangzhou Wondfo Biotech Co. Ltd. (A Shares)		24,570	132,981
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)		132,975	160,465
Guolian Securities Co. Ltd.		84,200	160,757
Guosen Securities Co. Ltd. (A Shares)		542,800	965,995
Guotai Junan Securities Co. Ltd.:
(A Shares)		649,900	1,777,504
(H Shares) (c)		209,800	286,906
Guoyuan Securities Co. Ltd. (A Shares)		276,900	320,743
Haier Smart Home Co. Ltd.		2,551,000	9,541,045
Haier Smart Home Co. Ltd. (A Shares)		369,300	1,568,116
Haitong Securities Co. Ltd.:
(A Shares)		65,000	125,317
(H Shares)		4,588,400	4,086,834
Hanergy Mobile Energy Holding (a)(d)		1,902,000	2
Hangzhou First Applied Material Co. Ltd. (A Shares)		58,500	1,308,676
Hangzhou Great Star Industrial Co. Ltd. (A Shares) (a)		91,900	459,518
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)		68,500	276,962
Hangzhou Robam Appliances Co. Ltd. (A Shares)		60,000	293,455
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)		79,400	764,407
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)		102,907	2,737,439
(H Shares) (c)		39,500	770,150
Hefei Meiya Optoelectronic Technology, Inc. (A Shares)		64,800	408,986
Heilongjiang Agriculture Co. Ltd. (A Shares)		97,800	210,081
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)		197,900	911,377
Hengli Petrochemical Co. Ltd. (A Shares)		353,160	1,215,103
Hengyi Petrochemical Co. Ltd. (A Shares)		197,110	336,940
Hesteel Co. Ltd. (A Shares)		773,200	296,932
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)		27,400	482,534
Hongfa Technology Co. Ltd. (A Shares)		39,800	461,887
Huaan Securities Co. Ltd. (A Shares)		256,880	204,919
Huadian Power International Corp. Ltd. (A Shares)		448,900	309,043
Huadong Medicine Co. Ltd. (A Shares)		93,060	532,290
Huafon Chemical Co. Ltd. (A Shares)		302,200	560,927
Huagong Tech Co. Ltd. (A Shares)		57,600	258,967
Hualan Biological Engineer, Inc. (A Shares)		94,650	438,841
Huaneng Power International, Inc.:
(A Shares)		400,100	481,563
(H Shares)		3,874,000	2,006,583
Huatai Securities Co. Ltd.:
(A Shares)		217,500	538,848
(H Shares) (c)		2,318,000	3,455,922
HUAXI Securities Co. Ltd.		156,800	221,526
Huaxia Bank Co. Ltd. (A Shares)		2,388,664	2,099,392
Huaxin Cement Co. Ltd. (A Shares)		72,800	190,247
Huayu Automotive Systems Co. Ltd. (A Shares)		159,000	663,726
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)		1,815,962	921,340
Huizhou Desay SV Automotive Co. Ltd.		31,500	527,889
Humanwell Healthcare Group Co. Ltd. (A Shares)		76,900	253,062
Hunan Valin Steel Co. Ltd. (A Shares)		314,400	262,092
Hundsun Technologies, Inc. (A Shares)		76,370	751,092
iFlytek Co. Ltd. (A Shares)		199,200	1,754,496
IMEIK Technology Development Co. Ltd. (A Shares)		12,800	1,250,277
Industrial & Commercial Bank of China Ltd.:
(A Shares)		1,310,600	955,470
(H Shares)		65,523,008	35,917,241
Industrial Bank Co. Ltd. (A Shares)		1,482,400	4,311,300
Industrial Securities Co. Ltd. (A Shares)		491,400	700,384
Ingenic Semiconductor Co. Ltd. (A Shares)		32,500	697,108
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		388,200	2,605,878
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)		2,285,300	1,002,489
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)		454,000	363,583
Inspur Electronic Information Industry Co. Ltd. (A Shares)		70,834	343,679
Intco Medical Technology Co. Ltd. (A Shares)		26,400	211,546
JA Solar Technology Co. Ltd. (A Shares)		112,600	1,603,989
Jafron Biomedical Co. Ltd. (A Shares)		41,600	335,618
Jason Furniture Hangzhou Co. Ltd. (A Shares)		33,100	321,609
JCET Group Co. Ltd. (A Shares)		110,300	532,236
Jiangsu Changshu Rural Commercial Bank Co. Ltd.		165,700	187,797
Jiangsu Eastern Shenghong Co. Ltd.		200,200	851,649
Jiangsu Expressway Co. Ltd. (H Shares)		1,058,000	1,000,820
Jiangsu Hengli Hydraulic Co. Ltd.		95,832	1,228,241
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		462,366	3,554,135
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)		64,600	497,377
Jiangsu Shagang Co. Ltd. (A Shares)		117,500	113,909
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		88,000	2,557,677
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)		17,600	323,577
Jiangsu Yoke Technology Co. Ltd. (A Shares)		36,600	433,949
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)		56,900	312,936
Jiangsu Zhongnan Construction Group Co. Ltd. (A Shares)		216,000	129,146
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)		167,400	264,202
Jiangxi Copper Co. Ltd. (H Shares)		1,502,000	2,629,296
Jiangxi Zhengbang Technology Co. Ltd. (A Shares)		130,400	203,974
Jilin Aodong Pharmaceutical Group Co. Ltd. (A Shares)		93,304	230,574
Jinke Properties Group Co. Ltd. (A Shares)		268,300	185,966
JiuGui Liquor Co. Ltd. (A Shares)		17,400	583,762
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)		132,100	237,773
Joinn Laboratories China Co. Ltd. (A Shares)		23,800	594,466
Jointown Pharmaceutical Group (A Shares)		111,500	236,551
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)		41,000	232,658
Joyoung Co. Ltd. (A Shares)		40,000	145,807
Juewei Food Co. Ltd.		31,000	318,675
Kingfa Sci & Tech Co. Ltd. (A Shares)		145,100	265,702
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)		110,100	352,348
Kunlun Tech Co. Ltd. (A Shares)		67,500	196,944
Kweichow Moutai Co. Ltd. (A Shares)		82,800	23,603,704
Lakala Payment Co. Ltd. (A Shares)		42,500	159,829
Laobaixing Pharmacy Chain JSC (A Shares)		21,800	148,890
Lb Group Co. Ltd. (A Shares)		141,300	626,235
Lens Technology Co. Ltd. (A Shares)		293,800	975,549
Leo Group Co. Ltd. (A Shares)		389,100	138,492
Lepu Medical Technology Beijing Co. Ltd. (A Shares)		85,600	284,899
Leyard Optoelectronic Co. Ltd. (A Shares)		166,100	244,000
Liaoning Chengda Co. Ltd. (A Shares)		81,100	257,641
Lingyi iTech Guangdong Co. (A Shares) (a)		498,800	518,598
Livzon Pharmaceutical Group, Inc. (A Shares)		44,700	245,211
LONGi Green Energy Technology Co. Ltd.		358,162	5,462,100
Luxi Chemical Group Co. Ltd.		137,600	352,284
Luxshare Precision Industry Co. Ltd. (A Shares)		417,882	2,520,698
Luzhou Laojiao Co. Ltd. (A Shares)		86,000	3,073,754
Maccura Biotechnology Co. Ltd. (A Shares)		29,100	126,426
Mango Excellent Media Co. Ltd. (A Shares)		108,994	668,520
Maxscend Microelectronics Co. Ltd. (A Shares)		20,260	977,901
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)		207,764	234,173
Metallurgical Corp. China Ltd. (A Shares)		904,300	573,150
Mingyang Smart Energy Group Ltd.		151,200	731,482
Montage Technology Co. Ltd. (A Shares)		52,006	528,524
Muyuan Foodstuff Co. Ltd. (A Shares)		379,970	3,387,595
Nanji E-Commerce Co. Ltd. (A Shares)		130,100	145,622
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.		54,899	317,957
Nanjing Securities Co. Ltd. (A Shares)		200,400	303,771
NARI Technology Co. Ltd. (A Shares)		354,720	2,155,758
National Silicon Industry Group Co. Ltd. (A Shares) (a)		164,661	725,143
NAURA Technology Group Co. Ltd.		33,700	1,953,109
NavInfo Co. Ltd. (A Shares) (a)		97,500	178,082
New China Life Insurance Co. Ltd.		69,700	426,203
New China Life Insurance Co. Ltd. (H Shares)		1,066,600	3,091,296
New Hope Liuhe Co. Ltd. (A Shares) (a)		216,300	485,900
Ninestar Corp. (A Shares)		53,500	306,764
Ningbo Joyson Electronic Corp. (A shares)		75,500	208,971
Ningbo Tuopu Group Co. Ltd. (A Shares)		56,700	459,389
Ningxia Baofeng Energy Group Co. Ltd.		385,100	877,721
Nongfu Spring Co. Ltd. (H Shares) (c)		443,000	2,246,173
Northeast Securities Co. Ltd. (A Shares)		122,300	164,575
Offcn Education Technology Co. A Shares (a)		160,600	261,744
Offshore Oil Enginering Co. Ltd. (A Shares)		155,000	112,516
OFILM Group Co. Ltd. (A Shares)		140,800	164,412
Oppein Home Group, Inc. (A Shares)		35,100	697,479
Orient Securities Co. Ltd. (A Shares)		349,900	751,610
Ovctek China, Inc. (A Shares)		44,729	477,542
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)		432,800	270,257
People's Insurance Co. of China Group Ltd.:
(A Shares)		3,070,700	2,406,418
(H Shares)		6,281,000	1,961,677
Perfect World Co. Ltd. (A Shares)		100,450	272,540
PetroChina Co. Ltd. (H Shares)		25,488,000	12,288,982
Pharmaron Beijing Co. Ltd.:
(A Shares)		40,100	1,197,851
(H Shares) (c)		159,100	3,466,030
PICC Property & Casualty Co. Ltd. (H Shares)		7,636,001	7,144,796
Ping An Bank Co. Ltd. (A Shares)		1,374,900	4,185,388
Ping An Insurance Group Co. of China Ltd.:
(A Shares)		985,677	7,627,524
(H Shares)		6,672,500	47,793,336
Poly Developments & Holdings (A Shares)		834,100	1,635,452
Poly Property Development Co. Ltd. (H Shares)		115,800	650,403
Postal Savings Bank of China Co. Ltd.		1,355,100	1,144,455
Postal Savings Bank of China Co. Ltd. (H Shares) (c)		9,207,000	6,697,721
Power Construction Corp. of China Ltd. (A Shares)		798,039	1,022,815
Proya Cosmetics Co. Ltd. (A Shares)		11,000	345,159
Qianhe Condiment and Food Co. Ltd. (A Shares)		46,800	179,361
Qingdao Rural Commercial Bank Corp. (A Shares)		280,900	167,512
Raytron Technology Co. Ltd. (A Shares)		29,574	334,117
Risesun Real Estate Development Co. Ltd. (A Shares)		1,429,000	957,017
Riyue Heavy Industry Co. Ltd. (A Shares)		72,200	438,559
Rongsheng Petrochemical Co. Ltd. (A Shares)		614,850	1,654,765
SAIC Motor Corp. Ltd. (A Shares)		478,000	1,513,303
Sailun Group Co. Ltd. A Shares		217,800	455,609
Sanan Optoelectronics Co. Ltd. (A Shares)		310,100	1,626,564
Sangfor Technologies, Inc.		26,600	842,172
Sany Heavy Industry Co. Ltd. (A Shares)		511,500	1,833,359
Satellite Chemical Co. Ltd. (A Shares)		119,140	724,428
SDIC Capital Co. Ltd.		628,824	804,958
SDIC Power Holdings Co. Ltd. (A Shares)		386,200	636,055
Sealand Securities Co. Ltd. (A Shares)		393,590	237,171
Seazen Holdings Co. Ltd. (A Shares)		154,900	827,971
SF Holding Co. Ltd. (A Shares)		328,400	3,313,350
SG Micro Corp. (A Shares)		11,850	599,368
Shaanxi Coal Industry Co. Ltd. (A Shares)		620,000	1,210,818
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)		100,770	275,138
Shandong Gold Mining Co. Ltd.:
(A Shares)		544,923	1,694,550
(H Shares) (c)		134,500	244,435
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)		114,400	555,056
Shandong Linglong Tyre Co. Ltd. (A Shares)		67,900	373,963
Shandong Nanshan Aluminum Co. Ltd. (A Shares)		751,200	506,605
Shandong Pharmaceutical Glass Co. Ltd. (A Shares)		32,400	172,021
Shandong Sun Paper Industry JSC Ltd. (A Shares)		141,300	253,229
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		2,680,000	4,567,419
Shanghai Bailian Group Co. Ltd. (A Shares)		115,300	247,852
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)		40,460	401,710
Shanghai Baosight Software Co. Ltd. (A Shares)		59,540	650,634
Shanghai Construction Group Co. Ltd. (A Shares)		2,475,633	1,263,758
Shanghai Electric Group Co. Ltd. (A Shares)		779,100	577,719
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)		58,600	457,402
(H Shares)		708,500	3,341,938
Shanghai International Airport Co. Ltd. (A Shares) (a)		53,472	440,748
Shanghai International Port Group Co. Ltd. (A Shares)		568,400	502,228
Shanghai Jahwa United Co. Ltd. (A Shares)		38,300	286,574
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)		69,900	589,252
Shanghai Lingang Holdings Corp. Ltd. (A Shares)		91,560	210,256
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		1,397,643	1,242,505
Shanghai M&G Stationery, Inc. (A Shares)		49,400	489,701
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)		800,800	2,331,487
(H Shares)		253,300	464,245
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		1,846,800	2,577,433
Shanghai Putailai New Energy Technology Co. Ltd.		50,140	1,391,623
Shanghai RAAS Blood Products Co. Ltd. (A Shares)		658,400	678,366
Shanghai Yuyuan Tourist Mart Group Co. Ltd.		160,700	246,604
Shanghai Zhangjiang High Ltd. (A Shares)		93,000	242,309
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)		187,000	377,751
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)		224,900	394,626
Shanxi Securities Co. Ltd. (A Shares)		332,800	325,228
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)		381,000	457,979
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)		81,560	3,838,792
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)		306,280	441,795
Shenergy Co. Ltd. (A Shares)		316,871	306,199
Shenghe Resources Holding Co. Ltd. (A Shares)		116,700	368,368
Shengyi Technology Co. Ltd.		117,200	407,087
Shennan Circuits Co. Ltd. (A Shares)		24,640	341,689
Shenwan Hongyuan Group Co. Ltd. (A Shares)		3,104,215	2,485,989
Shenzhen Capchem Technology Co. Ltd. (A Shares)		22,900	512,500
Shenzhen Energy Group Co. Ltd. (A Shares)		269,798	341,999
Shenzhen Goodix Technology Co. Ltd. (A Shares)		21,500	343,658
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (A Shares)		63,700	152,743
Shenzhen Inovance Technology Co. Ltd. (A Shares)		154,800	1,576,334
Shenzhen Kaifa Technology Co. Ltd. (A Shares)		82,500	190,610
Shenzhen Kangtai Biological Products Co. Ltd.		40,800	727,690
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		82,600	4,849,555
Shenzhen MTC Co. Ltd. (A Shares) (a)		244,600	187,104
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)		466,400	455,788
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares) (a)		66,500	300,020
Shenzhen SC New Energy Technology Corp. (A Shares)		17,000	304,080
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)		74,700	385,409
Shenzhen Sunway Communication Co. Ltd. (A Shares)		51,700	192,006
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)		102,060	255,718
Sichuan Chuantou Energy Co. Ltd. (A Shares)		269,300	550,308
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)		89,500	246,882
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)		350,400	657,504
Sichuan Swellfun Co. Ltd. (A Shares)		25,200	498,276
Sinolink Securities Co. Ltd. (A Shares)		163,400	273,449
Sinoma Science & Technology Co. Ltd. (A Shares)		94,800	557,634
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares)		366,600	222,624
Sinopharm Group Co. Ltd. (H Shares)		1,455,600	3,472,262
Sinotrans Ltd.		364,805	257,412
SKSHU Paint Co. Ltd. (A Shares)		19,880	345,912
Songcheng Performance Development Co. Ltd. (A Shares)		144,152	315,049
Soochow Securities Co. Ltd. (A Shares)		223,250	295,192
Southwest Securities Co. Ltd. (A Shares)		376,000	282,334
Spring Airlines Co. Ltd. (A Shares) (a)		63,300	578,082
StarPower Semiconductor Ltd. (A Shares)		11,900	743,082
Sungrow Power Supply Co. Ltd. (A Shares)		86,100	2,205,676
Suning.com Co. Ltd. (A Shares) (a)		466,600	325,598
Sunwoda Electronic Co. Ltd. (A Shares)		81,900	630,192
Suofeiya Home Collection Co. Ltd. (A Shares)		25,900	68,412
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)		89,400	283,590
Suzhou Gold Mantis Consolidated Co. Ltd.		162,600	151,539
Suzhou Maxwell Technologies Co. Ltd. (A Shares)		6,800	812,083
Tangshan Jidong Cement Co. Ltd. A Shares		83,300	151,366
TBEA Co. Ltd. (A Shares)		214,500	904,444
TCL Technology Group Corp. (A Shares)		893,800	845,557
The Pacific Securities Co. Ltd. (A Shares) (a)		498,700	242,898
Thunder Software Technology Co. Ltd. (A Shares)		22,800	484,065
Tianfeng Securities Co. Ltd. (A Shares)		368,800	226,839
Tianjin 712 Communication & Broadcasting Co. Ltd.		42,400	249,406
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)		217,300	1,776,190
Tianma Microelectronics Co. Ltd. (A Shares)		100,300	192,748
Tianshui Huatian Technology Co. Ltd. (A Shares)		145,200	291,273
Toly Bread Co. Ltd.		37,660	185,191
TongFu Microelectronics Co. Ltd. (A Shares)		71,400	223,148
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)		126,700	241,107
Tongkun Group Co. Ltd. (A Shares)		104,500	325,291
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)		843,700	486,009
Tongwei Co. Ltd. (A Shares)		267,800	2,392,568
Topchoice Medical Corp. (a)		16,900	629,118
Topsec Technologies Group, Inc.		61,400	176,942
Transfar Zhilian Co. Ltd.		197,838	252,944
TravelSky Technology Ltd. (H Shares)		1,008,000	1,886,316
Tsingtao Brewery Co. Ltd.:
(A Shares)		52,600	856,282
(H Shares)		600,000	5,216,888
Unigroup Guoxin Microelectronics Co. Ltd.		43,900	1,388,805
Unisplendour Corp. Ltd. (A Shares)		142,680	617,428
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)		76,000	164,677
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)(c)		227,000	1,051,777
Walvax Biotechnology Co. Ltd. (A Shares)		110,900	952,191
Wangfujing Group Co. Ltd.		40,700	195,693
Wanhua Chemical Group Co. Ltd. (A Shares)		219,800	3,618,984
Weichai Power Co. Ltd.:
(A Shares)		182,100	429,257
(H Shares)		2,592,800	4,658,742
Weifu High-Technology Group Co. Ltd. (A Shares)		63,800	193,519
Weihai Guangwei Composites Co. Ltd. (A Shares)		28,500	302,051
Wens Foodstuffs Group Co. Ltd. (A Shares)		478,920	1,232,112
Western Securities Co. Ltd. (A Shares)		245,300	293,330
Will Semiconductor Ltd.		52,500	2,180,073
Wingtech Technology Co. Ltd. (A Shares)		93,600	1,603,799
Winning Health Technology Group Co. Ltd. (A Shares)		117,490	232,018
Wuchan Zhongda Group Co. Ltd.		226,000	221,211
Wuhan Guide Infrared Co. Ltd. (A Shares)		118,552	401,605
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)		108,600	403,494
Wuhu Token Science Co. Ltd. (A Shares)		130,800	209,501
Wuliangye Yibin Co. Ltd. (A Shares)		259,100	8,757,404
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)		95,040	151,928
WuXi AppTec Co. Ltd.		117,096	2,522,799
WuXi AppTec Co. Ltd. (H Shares) (c)		431,974	9,232,990
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)		72,480	919,217
Wuxi Shangji Automation Co. Ltd. (A Shares)		17,800	830,986
XCMG Construction Machinery Co. Ltd. (A Shares)		402,100	383,535
Xiamen C&D, Inc. (A Shares)		136,200	170,310
Xiamen Intretech, Inc.		40,630	195,483
Xiamen Tungsten Co. Ltd. (A Shares)		77,800	275,699
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		98,100	283,775
(H Shares) (b)		977,564	2,191,211
Yango Group Co. Ltd. (A Shares)		683,200	343,426
Yantai Eddie Precision Machinery Co. Ltd. (A Shares)		45,640	254,500
Yantai Jereh Oilfield Services (A Shares)		42,300	279,260
Yanzhou Coal Mining Co. Ltd.:
(A Shares)		52,600	185,413
(H Shares) (b)		1,996,000	2,960,458
Yealink Network Technology Corp. Ltd.		64,550	763,122
Yifan Pharmaceutical Co. Ltd. (A Shares)		83,400	213,390
Yifeng Pharmacy Chain Co. Ltd.		36,400	271,334
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)		70,200	667,178
Yintai Gold Co. Ltd. (A Shares)		118,580	163,271
Yixintang Pharmaceutical Group Co. Ltd. (A Shares)		51,900	256,836
Yonghui Superstores Co. Ltd. (A Shares)		430,500	264,117
Yonyou Network Technology Co. Ltd. (A Shares)		212,620	1,055,507
Youngor Group Co. Ltd. (A Shares)		1,429,177	1,434,587
YTO Express Group Co. Ltd. (A Shares)		159,500	363,533
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)		73,700	241,496
Yunda Holding Co. Ltd. (A Shares)		140,850	410,517
Yunnan Aluminium Co. Ltd. (A Shares) (a)		205,500	381,438
Yunnan Baiyao Group Co. Ltd. (A Shares)		79,800	1,116,197
Yunnan Energy New Material Co. Ltd.		59,700	2,718,944
Yutong Bus Co. Ltd.		112,300	198,803
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)		36,400	2,346,374
Zhaojin Mining Industry Co. Ltd. (H Shares)		1,085,000	776,743
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)		380,200	440,992
Zhejiang China Commodities City Group Co. Ltd. (A Shares)		487,200	371,157
Zhejiang Chint Electric Co. Ltd. (A Shares)		161,900	1,522,516
Zhejiang Dahua Technology Co. Ltd. (A Shares)		166,000	564,412
Zhejiang Dingli Machinery Co. Ltd. (A Shares)		25,440	271,289
Zhejiang Expressway Co. Ltd. (H Shares)		1,250,000	1,110,147
Zhejiang Fuchunjiang Hp Co. Ltd. (A Shares)		445,200	497,620
Zhejiang HangKe Technology, Inc. Co. (A Shares)		27,520	444,006
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)		81,180	233,563
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)		71,500	1,239,523
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)		67,100	800,392
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)		63,700	520,479
Zhejiang Juhua Co. Ltd. (A Shares)		160,500	389,364
Zhejiang Longsheng Group Co. Ltd. (A Shares)		200,700	390,074
Zhejiang NHU Co. Ltd. (A Shares)		147,840	626,371
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)		186,080	689,040
Zhejiang Semir Garment Co. Ltd. (A Shares)		115,500	135,230
Zhejiang Supor Cookware Co. Ltd.		24,800	205,191
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)		88,500	248,683
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.		34,200	286,435
Zheshang Securities Co. Ltd. (a)		187,400	361,006
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)(c)		526,400	1,931,588
Zhongji Innolight Co. Ltd. (A Shares)		36,700	189,466
Zhongjin Gold Co. Ltd. (A Shares)		238,900	310,291
Zhongtai Securities Co. Ltd. (A Shares)		523,200	755,509
Zhongtian Financial Group Co. Ltd. (A Shares) (a)		394,400	154,540
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		585,600	2,807,388
Zhuzhou Kibing Group Co. Ltd. (A Shares)		183,000	454,233
Zijin Mining Group Co. Ltd.:
(A Shares)		568,800	928,798
(H Shares)		7,309,000	10,183,094
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)		1,010,300	1,149,762
(H Shares)		647,400	467,629
ZTE Corp.:
(A Shares)		32,800	167,027
(H Shares)		1,229,536	3,697,853

TOTAL CHINA			998,362,986

Colombia - 0.0%
Bancolombia SA		276,393	2,472,005
Ecopetrol SA		5,512,056	4,167,267
Grupo de Inversiones Suramerica SA		275,899	1,608,181
Interconexion Electrica SA ESP		479,906	2,881,423

TOTAL COLOMBIA			11,128,876

Cyprus - 0.1%
Ozon Holdings PLC ADR (a)		53,776	2,453,000
TCS Group Holding PLC unit		132,134	13,608,232

TOTAL CYPRUS			16,061,232

Czech Republic - 0.0%
CEZ A/S		183,853	6,069,450
Komercni Banka A/S		88,830	3,446,590
MONETA Money Bank A/S (a)(c)		436,915	1,708,014

TOTAL CZECH REPUBLIC			11,224,054

Denmark - 1.7%
A.P. Moller - Maersk A/S:
Series A		2,804	7,677,775
Series B		6,909	20,021,924
Ambu A/S Series B		185,054	5,271,235
Carlsberg A/S Series B		110,546	18,235,366
Chr. Hansen Holding A/S		112,448	8,946,912
Coloplast A/S Series B		129,516	21,113,020
Danske Bank A/S		752,244	12,730,283
Demant A/S (a)		118,948	5,761,630
DSV A/S		221,790	51,544,203
Genmab A/S (a)		71,922	32,233,574
GN Store Nord A/S		133,879	8,124,281
Novo Nordisk A/S Series B		1,854,555	203,361,067
Novozymes A/S Series B		222,814	16,384,706
ORSTED A/S (c)		207,355	29,258,483
Pandora A/S		109,325	15,266,425
Rockwool International A/S Series B		9,326	4,260,830
Tryg A/S		382,656	9,071,356
Vestas Wind Systems A/S		1,115,658	48,249,825

TOTAL DENMARK			517,512,895

Egypt - 0.0%
Commercial International Bank SAE (a)		1,858,752	6,035,324
Commercial International Bank SAE sponsored GDR		140,484	435,500
Eastern Co. SAE		971,292	717,186
Fawry for Banking & Payment Technology Services SAE		487,873	467,066

TOTAL EGYPT			7,655,076

Finland - 0.8%
Elisa Corp. (A Shares)		157,334	9,490,400
Fortum Corp.		490,587	14,574,947
Kesko Oyj		305,199	9,910,434
Kone OYJ (B Shares)		371,679	25,332,808
Neste Oyj		465,739	25,945,221
Nokia Corp. (a)		5,957,520	34,193,248
Nordea Bank ABP		3,558,238	43,529,167
Orion Oyj (B Shares)		115,663	5,004,632
Sampo Oyj (A Shares)		541,498	28,794,698
Stora Enso Oyj (R Shares)		646,984	10,754,996
UPM-Kymmene Corp.		581,193	20,505,140
Wartsila Corp.		525,940	7,292,800

TOTAL FINLAND			235,328,491

France - 6.5%
Accor SA (a)		193,304	6,907,131
Aeroports de Paris SA (a)		31,704	4,211,065
Air Liquide SA		479,503	80,056,792
Alstom SA		348,632	12,424,476
Amundi SA (c)		68,097	6,065,386
Arkema SA		69,158	9,449,694
Atos Origin SA		111,647	5,805,296
AXA SA		2,122,879	61,760,905
bioMerieux SA		46,036	5,856,599
BNP Paribas SA		1,241,589	83,108,532
Bollore SA		893,484	5,174,666
Bouygues SA		242,680	9,818,833
Bureau Veritas SA		330,826	10,501,661
Capgemini SA		175,991	40,953,599
Carrefour SA		708,937	12,829,761
CNP Assurances (b)		175,605	4,396,967
Compagnie de St. Gobain		553,871	38,224,057
Compagnie Generale des Etablissements Michelin SCA Series B		187,157	29,424,358
Covivio		55,023	4,757,773
Credit Agricole SA		1,287,552	19,425,263
Danone SA		720,336	46,955,679
Dassault Aviation SA		26,020	2,714,641
Dassault Systemes SA		728,694	42,553,848
Edenred SA		266,670	14,417,812
EDF SA (a)		23,260	342,291
EDF SA		517,705	7,618,485
Eiffage SA		90,837	9,341,474
ENGIE		1,993,814	28,340,423
EssilorLuxottica SA		313,946	64,926,670
Eurazeo SA		41,663	3,903,565
Faurecia SA		122,699	6,389,894
Gecina SA		52,749	7,381,368
Getlink SE		465,563	7,149,865
Hermes International SCA		34,902	55,295,169
Ipsen SA		43,553	4,501,046
Kering SA		82,885	62,208,091
Klepierre SA		230,058	5,467,871
L'Oreal SA		255,348	116,810,163
L'Oreal SA (a)		23,733	10,856,774
La Francaise des Jeux SAEM (c)		109,643	5,690,954
Legrand SA		299,842	32,709,804
LVMH Moet Hennessy Louis Vuitton SE		305,837	239,813,417
Orange SA		2,191,600	23,899,299
Orpea		56,688	5,910,926
Pernod Ricard SA		230,978	53,055,000
Publicis Groupe SA		244,800	16,396,371
Remy Cointreau SA		26,706	5,390,275
Renault SA (a)		202,962	7,287,424
Safran SA		375,199	50,497,956
Sanofi SA		1,252,536	125,809,949
Sartorius Stedim Biotech		30,523	16,802,521
Schneider Electric SA		597,183	102,965,205
SCOR SE		183,905	6,186,491
SEB SA		29,968	4,687,199
Societe Generale Series A		888,745	29,687,596
Sodexo SA		90,941	8,830,735
Sodexo SA (a)		8,142	790,621
Suez Environnement SA		362,179	8,241,695
Teleperformance		65,200	27,216,540
Thales SA		115,130	10,601,972
Total SA		2,754,024	137,907,657
Ubisoft Entertainment SA (a)		97,523	5,106,675
Valeo SA		259,235	7,590,785
Veolia Environnement SA		715,813	23,359,756
VINCI SA		583,702	62,327,536
Vivendi SA		771,702	9,933,394
Wendel SA		27,148	3,612,193
Worldline SA (a)(c)		261,349	15,220,778

TOTAL FRANCE			1,995,858,667

Germany - 5.1%
adidas AG		210,132	68,817,138
Allianz SE		454,369	105,654,151
BASF AG		1,012,144	72,847,712
Bayer AG		1,084,599	61,125,492
Bayerische Motoren Werke AG (BMW)		331,755	33,457,306
Bechtle AG		91,242	6,834,829
Beiersdorf AG		115,105	12,228,341
Brenntag SE		171,827	16,335,497
Carl Zeiss Meditec AG		44,919	9,032,591
Commerzbank AG (a)		1,119,201	8,171,618
Continental AG (a)		121,042	14,231,085
Covestro AG (c)		214,445	13,733,573
Daimler AG (Germany)		941,373	93,304,599
Delivery Hero AG (a)(c)		176,828	21,984,636
Deutsche Bank AG (a)		2,265,369	29,188,772
Deutsche Borse AG		210,710	34,978,197
Deutsche Lufthansa AG (a)		625,618	4,131,001
Deutsche Post AG		1,098,503	67,963,414
Deutsche Telekom AG		3,685,185	68,533,961
E.ON AG		2,458,556	31,166,367
Evonik Industries AG		234,913	7,609,095
Fresenius Medical Care AG & Co. KGaA		167,418	11,121,428
Fresenius Medical Care AG & Co. KGaA sponsored ADR (a)(b)		112,708	3,745,287
Fresenius SE & Co. KGaA		455,196	20,661,501
GEA Group AG		169,094	8,325,181
Hannover Reuck SE		66,690	12,180,795
HeidelbergCement AG		171,098	12,884,526
HelloFresh AG (a)		180,508	14,606,707
Henkel AG & Co. KGaA		117,369	9,782,425
Infineon Technologies AG		1,442,730	67,565,006
KION Group AG		79,788	8,706,977
Knorr-Bremse AG		79,848	8,412,613
Lanxess AG		93,166	6,274,596
LEG Immobilien AG		78,450	11,667,037
Merck KGaA		142,955	33,745,271
MTU Aero Engines AG		59,733	13,282,027
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen		155,102	45,936,125
Nemetschek Se		61,555	7,058,832
Puma AG		119,100	14,773,021
Rational AG		5,596	5,560,732
RWE AG		708,334	27,242,611
SAP SE		1,150,257	166,570,069
Scout24 AG (c)		100,497	6,993,707
Siemens AG		843,673	137,166,028
Siemens Healthineers AG (c)		313,199	20,803,855
Symrise AG		141,175	19,510,357
TeamViewer AG (a)(c)		179,250	2,675,356
Telefonica Deutschland Holding AG		1,120,039	2,917,106
Uniper SE		111,031	4,904,324
United Internet AG		117,208	4,319,499
Vitesco Technologies Group AG (a)		1,210	69,379
Volkswagen AG		38,915	12,631,996
Vonovia SE		601,887	36,500,691
Zalando SE (a)(c)		242,006	22,822,734

TOTAL GERMANY			1,562,747,174

Greece - 0.1%
Alpha Bank SA (a)		2,310,817	2,934,428
EFG Eurobank Ergasias SA (a)		2,723,782	2,844,528
Ff Group (a)(d)		7,962	11,045
Hellenic Telecommunications Organization SA		245,452	4,341,260
Jumbo SA		120,155	1,783,465
OPAP SA		200,537	3,117,989

TOTAL GREECE			15,032,715

Hong Kong - 1.7%
AIA Group Ltd.		13,351,209	149,627,148
Beijing Enterprises Holdings Ltd.		483,000	1,856,140
BOC Hong Kong (Holdings) Ltd.		4,117,451	13,071,273
BYD Electronic International Co. Ltd. (b)		784,000	2,332,704
China Everbright International Ltd.		3,873,629	2,663,571
China Everbright Ltd.		984,000	1,107,877
China Jinmao Holdings Group Ltd.		5,310,000	1,556,044
China Merchants Holdings International Co. Ltd.		1,711,250	2,859,231
China Overseas Land and Investment Ltd.		4,056,000	8,945,564
China Power International Development Ltd.		4,258,000	2,139,809
China Resources Beer Holdings Co. Ltd.		1,632,989	13,537,406
China Resources Pharmaceutical Group Ltd. (c)		1,691,500	815,259
China Resources Power Holdings Co. Ltd.		2,149,780	5,553,702
China Taiping Insurance Group Ltd.		1,940,665	2,968,179
China Traditional Chinese Medicine Holdings Co. Ltd.		2,784,000	1,323,925
CITIC Pacific Ltd.		6,364,000	6,379,950
CLP Holdings Ltd.		1,812,976	17,750,703
CSPC Pharmaceutical Group Ltd.		10,040,800	10,504,738
Far East Horizon Ltd.		1,647,000	1,572,805
Fosun International Ltd.		2,592,500	3,048,824
Galaxy Entertainment Group Ltd. (a)		2,441,239	13,209,455
Ganfeng Lithium Co. Ltd. (H Shares) (c)		110,400	2,070,222
Guangdong Investment Ltd.		3,260,000	4,106,163
Hang Lung Properties Ltd.		2,192,125	5,088,333
Hang Seng Bank Ltd.		850,153	16,171,537
Henderson Land Development Co. Ltd.		1,544,869	6,468,649
Hong Kong & China Gas Co. Ltd.		12,414,350	19,286,091
Hong Kong Exchanges and Clearing Ltd.		1,331,184	80,550,277
Hua Hong Semiconductor Ltd. (a)(c)		570,000	2,871,795
Lenovo Group Ltd.		8,116,000	8,813,718
Link (REIT)		2,320,913	20,582,610
MMG Ltd. (a)		3,504,000	1,621,284
MTR Corp. Ltd.		1,686,825	9,192,389
New World Development Co. Ltd.		1,662,491	7,211,499
Power Assets Holdings Ltd.		1,553,426	9,473,692
Shenzhen Investment Ltd.		2,583,641	634,246
Sino Land Ltd.		3,515,723	4,618,044
Sinotruk Hong Kong Ltd.		664,500	917,259
SJM Holdings Ltd. (a)		2,378,581	1,776,178
Sun Art Retail Group Ltd.		1,923,500	1,132,270
Sun Hung Kai Properties Ltd.		1,451,422	19,243,439
Swire Pacific Ltd. (A Shares)		505,060	3,177,519
Swire Properties Ltd.		1,213,120	3,250,890
Techtronic Industries Co. Ltd.		1,507,870	31,027,567
Wharf Holdings Ltd.		1,456,000	5,052,632
Yuexiu Property Co. Ltd.		1,190,400	1,049,565

TOTAL HONG KONG			528,212,175

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)		440,486	3,764,160
OTP Bank PLC (a)		247,816	14,883,641
Richter Gedeon PLC		151,475	4,243,379

TOTAL HUNGARY			22,891,180

India - 3.4%
ACC Ltd.		83,591	2,602,245
Adani Enterprises Ltd.		303,424	5,762,850
Adani Green Energy Ltd. (a)		436,251	6,709,785
Adani Ports & Special Economic Zone Ltd.		545,293	5,041,532
Adani Total Gas Ltd. (a)		295,943	5,683,345
Adani Transmissions Ltd. (a)		303,890	7,165,568
Ambuja Cements Ltd.		835,929	4,514,496
Apollo Hospitals Enterprise Ltd.		110,899	6,305,878
Asian Paints Ltd.		419,679	17,357,706
Aurobindo Pharma Ltd.		315,431	2,900,972
Avenue Supermarts Ltd. (a)(c)		178,650	11,048,271
Axis Bank Ltd.(a)		2,489,821	24,647,418
Bajaj Auto Ltd.		73,646	3,642,507
Bajaj Finance Ltd.		298,530	29,473,440
Bajaj Finserv Ltd.		41,863	9,953,263
Balkrishna Industries Ltd.		98,039	3,217,741
Bandhan Bank Ltd. (c)		756,285	2,940,688
Berger Paints India Ltd.		259,910	2,571,186
Bharat Electronics Ltd.		1,307,092	3,607,124
Bharat Forge Ltd.		269,997	2,763,367
Bharat Petroleum Corp. Ltd.		972,123	5,417,327
Bharti Airtel Ltd. (a)		2,713,654	24,812,258
Biocon Ltd. (a)		499,702	2,340,676
Britannia Industries Ltd.		120,631	5,915,675
Cholamandalam Investment and Finance Co. Ltd.		441,977	3,624,913
Cipla Ltd. (a)		549,530	6,635,343
Coal India Ltd.		1,642,126	3,602,797
Colgate-Palmolive Ltd.		136,262	2,804,319
Container Corp. of India Ltd.		269,371	2,354,278
Dabur India Ltd.		688,941	5,384,779
Divi's Laboratories Ltd.		148,654	10,214,000
DLF Ltd.		659,059	3,504,782
Dr. Reddy's Laboratories Ltd.		130,279	8,095,797
Eicher Motors Ltd.		152,304	5,048,962
GAIL India Ltd.		1,685,496	3,347,156
Godrej Consumer Products Ltd. (a)		397,896	5,078,343
Grasim Industries Ltd.		295,914	6,794,711
Havells India Ltd.		287,071	4,836,986
HCL Technologies Ltd.		1,189,473	18,150,353
HDFC Asset Management Co. Ltd. (c)		63,263	2,234,271
HDFC Standard Life Insurance Co. Ltd. (c)		899,623	8,166,880
Hero Motocorp Ltd.		129,746	4,599,401
Hindalco Industries Ltd.		1,744,313	10,700,222
Hindustan Petroleum Corp. Ltd.		738,604	3,058,671
Hindustan Unilever Ltd.		907,187	28,964,506
Housing Development Finance Corp. Ltd.		1,891,852	71,799,765
ICICI Bank Ltd.		5,650,653	60,464,362
ICICI Lombard General Insurance Co. Ltd. (c)		249,991	4,941,287
ICICI Prudential Life Insurance Co. Ltd. (c)		392,483	3,238,096
Indian Oil Corp. Ltd.		1,995,878	3,407,012
Indraprastha Gas Ltd.		296,518	1,874,723
Indus Towers Ltd.		813,511	2,946,678
Info Edge India Ltd.		83,849	6,796,238
Infosys Ltd.		3,169,156	70,852,169
Infosys Ltd. sponsored ADR		589,636	13,137,090
InterGlobe Aviation Ltd. (a)(c)		99,999	2,901,979
Ipca Laboratories Ltd.		78,290	2,237,723
ITC Ltd.		3,226,085	9,606,593
JSW Steel Ltd.		931,990	8,320,207
Jubilant Foodworks Ltd.		89,924	4,426,077
Kotak Mahindra Bank Ltd. (a)		608,111	16,478,749
Larsen & Toubro Infotech Ltd. (c)		56,399	5,028,017
Larsen & Toubro Ltd.		743,687	17,528,312
Lupin Ltd.		260,535	3,207,895
Mahindra & Mahindra Ltd.		961,585	11,343,893
Marico Ltd.		570,739	4,328,418
Maruti Suzuki India Ltd.		150,444	15,018,107
Motherson Sumi Systems Ltd.		1,420,154	4,233,652
MRF Ltd.		1,846	1,903,954
Muthoot Finance Ltd.		137,858	2,699,501
Nestle India Ltd.		37,252	9,442,914
NTPC Ltd.		5,422,793	9,596,871
Oil & Natural Gas Corp. Ltd.		2,649,907	5,269,410
Page Industries Ltd.		6,483	3,255,213
Petronet LNG Ltd.		878,211	2,689,525
PI Industries Ltd.		95,064	3,804,779
Pidilite Industries Ltd.		167,271	5,163,185
Piramal Enterprises Ltd.		109,945	3,816,282
Power Grid Corp. of India Ltd.		3,440,932	8,495,023
Rec Ltd.		1,002,639	1,988,424
Reliance Industries Ltd.		3,144,996	106,417,132
SBI Cards & Payment Services Ltd. (a)		264,215	3,719,208
SBI Life Insurance Co. Ltd. (c)		495,156	7,567,553
Shree Cement Ltd.		12,358	4,721,158
Shriram Transport Finance Co. Ltd.		225,074	4,312,605
Siemens India Ltd.		86,621	2,526,980
State Bank of India		1,967,921	13,183,797
Sun Pharmaceutical Industries Ltd.		911,319	9,665,781
Tata Consultancy Services Ltd.		1,017,802	46,137,506
Tata Consumer Products Ltd.		656,306	7,087,982
Tata Motors Ltd. (a)		1,816,427	11,673,606
Tata Steel Ltd.		794,517	13,948,965
Tech Mahindra Ltd.		693,621	13,675,776
Titan Co. Ltd.		381,079	12,118,216
Torrent Pharmaceuticals Ltd.		56,295	2,148,305
Trent Ltd.		195,690	2,618,990
Ultratech Cement Ltd.		112,017	11,411,746
United Spirits Ltd. (a)		345,069	4,361,298
UPL Ltd. (a)		553,685	5,467,783
Vedanta Ltd.		1,247,321	5,058,843
Wipro Ltd.		1,496,926	12,949,950
Yes Bank Ltd. (a)		12,748,373	2,177,029

TOTAL INDIA			1,048,789,120

Indonesia - 0.4%
PT Adaro Energy Tbk		15,676,200	1,858,904
PT Aneka Tambang Tbk		8,870,900	1,465,178
PT Astra International Tbk		22,765,800	9,681,591
PT Bank Central Asia Tbk		62,115,000	32,772,869
PT Bank Mandiri (Persero) Tbk		21,762,500	11,002,515
PT Bank Negara Indonesia (Persero) Tbk		8,803,689	4,349,802
PT Bank Rakyat Indonesia Tbk		76,211,700	22,877,519
PT Barito Pacific Tbk		29,710,300	1,960,764
PT Charoen Pokphand Indonesia Tbk		7,920,000	3,465,961
PT Gudang Garam Tbk		442,700	1,046,794
PT Indah Kiat Pulp & Paper Tbk		3,189,100	1,907,720
PT Indocement Tunggal Prakarsa Tbk		1,412,300	1,178,786
PT Indofood CBP Sukses Makmur Tbk		2,352,000	1,460,921
PT Indofood Sukses Makmur Tbk		4,600,200	2,061,851
PT Kalbe Farma Tbk		20,560,900	2,322,036
PT Merdeka Copper Gold Tbk (a)		12,532,200	2,795,253
PT Sarana Menara Nusantara Tbk		25,681,600	2,102,746
PT Semen Gresik (Persero) Tbk		2,806,600	1,802,722
PT Surya Citra Media Tbk (a)		35	1
PT Telkom Indonesia Persero Tbk		54,885,100	14,670,003
PT Tower Bersama Infrastructure Tbk		9,451,200	1,961,287
PT Unilever Indonesia Tbk		9,124,800	2,846,770
PT United Tractors Tbk		1,965,912	3,267,847

TOTAL INDONESIA			128,859,840

Ireland - 0.5%
CRH PLC		600,884	28,754,599
CRH PLC sponsored ADR		265,561	12,730,994
DCC PLC (United Kingdom)		108,378	9,056,463
Flutter Entertainment PLC (a)		81,876	15,457,491
Flutter Entertainment PLC (Ireland) (a)		102,799	19,441,511
James Hardie Industries PLC CDI		491,014	19,077,717
Kerry Group PLC Class A		172,362	23,132,980
Kingspan Group PLC (Ireland)		168,532	19,412,163
Smurfit Kappa Group PLC		264,295	13,837,228

TOTAL IRELAND			160,901,146

Isle of Man - 0.1%
Entain PLC (a)		641,703	17,985,590
NEPI Rockcastle PLC		441,192	2,957,647

TOTAL ISLE OF MAN			20,943,237

Israel - 0.4%
Azrieli Group		46,872	4,375,619
Bank Hapoalim BM (Reg.)		1,257,658	12,360,568
Bank Leumi le-Israel BM		1,605,754	15,309,810
Check Point Software Technologies Ltd. (a)		122,395	14,638,442
CyberArk Software Ltd. (a)		44,570	8,027,503
Elbit Systems Ltd. (Israel)		29,433	4,632,115
Icl Group Ltd.		768,914	6,572,953
Israel Discount Bank Ltd. (Class A) (a)		1,301,838	7,849,659
Mizrahi Tefahot Bank Ltd.		150,954	5,481,257
NICE Systems Ltd. (a)		47,759	13,435,638
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)		1,212,165	10,594,322
Wix.com Ltd. (a)		61,840	11,499,766

TOTAL ISRAEL			114,777,652

Italy - 1.1%
Amplifon SpA		134,218	6,819,107
Assicurazioni Generali SpA (b)		1,171,110	25,519,190
Atlantia SpA (a)		538,229	10,393,730
DiaSorin SpA		28,677	6,475,972
Enel SpA		8,966,456	75,065,277
Eni SpA		2,748,247	39,389,100
Faurecia SA		2,894	149,275
FinecoBank SpA		680,866	12,998,644
Infrastrutture Wireless Italiane SpA (c)		354,169	3,912,411
Intesa Sanpaolo SpA		18,096,317	51,432,969
Mediobanca SpA		673,658	8,032,792
Moncler SpA		224,570	16,126,533
Nexi SpA (a)(c)		473,502	8,224,209
Poste Italiane SpA (c)		531,310	7,579,158
Prysmian SpA		285,850	10,805,473
Recordati SpA		116,984	7,318,837
Snam Rete Gas SpA		2,157,805	12,215,187
Telecom Italia SpA		10,030,058	3,578,227
Telecom Italia SpA (Risparmio Shares)		7,564,311	2,872,517
Terna - Rete Elettrica Naziona		1,558,587	11,606,723
UniCredit SpA		2,335,711	30,845,736

TOTAL ITALY			351,361,067

Japan - 14.1%
ABC-MART, Inc.		39,082	1,878,436
ACOM Co. Ltd.		470,068	1,567,737
Advantest Corp.		219,582	18,003,074
AEON Co. Ltd.		737,278	16,960,824
AGC, Inc.		211,196	10,516,632
Aisin Seiki Co. Ltd.		162,801	5,957,340
Ajinomoto Co., Inc.		511,915	15,327,085
Ana Holdings, Inc. (a)		167,151	3,894,791
Asahi Group Holdings		504,617	22,899,662
ASAHI INTECC Co. Ltd.		239,149	6,303,816
Asahi Kasei Corp.		1,386,625	14,566,979
Astellas Pharma, Inc.		2,044,065	34,460,442
Azbil Corp.		133,382	5,686,451
Bandai Namco Holdings, Inc.		220,698	16,865,431
Bridgestone Corp.		628,695	27,813,018
Brother Industries Ltd.		259,375	5,014,741
Canon, Inc.		1,067,728	24,279,466
Canon, Inc. sponsored ADR (b)		48,312	1,080,739
Capcom Co. Ltd.		199,000	5,356,171
Casio Computer Co. Ltd.		220,547	3,120,985
Central Japan Railway Co.		157,938	23,428,625
Chiba Bank Ltd.		624,294	3,869,509
Chubu Electric Power Co., Inc.		701,595	7,262,307
Chugai Pharmaceutical Co. Ltd.		738,524	27,612,958
Concordia Financial Group Ltd.		1,268,888	5,043,413
Cosmos Pharmaceutical Corp.		23,561	3,600,525
CyberAgent, Inc.		443,996	7,439,395
Dai Nippon Printing Co. Ltd.		241,421	5,981,222
Dai-ichi Mutual Life Insurance Co.		1,113,791	23,432,561
Daifuku Co. Ltd.		110,209	10,145,782
Daiichi Sankyo Kabushiki Kaisha		1,933,296	48,781,663
Daikin Industries Ltd.		274,782	60,181,334
Daito Trust Construction Co. Ltd.		72,521	8,991,451
Daiwa House Industry Co. Ltd.		614,208	20,262,844
Daiwa House REIT Investment Corp.		2,339	6,712,075
Daiwa Securities Group, Inc.		1,617,851	9,089,330
DENSO Corp.		479,525	34,763,248
Dentsu Group, Inc.		238,522	8,716,481
Disco Corp.		31,829	8,581,022
East Japan Railway Co.		331,381	20,640,563
Eisai Co. Ltd.		259,997	18,422,400
ENEOS Holdings, Inc.		3,419,164	13,786,927
FANUC Corp.		212,225	41,940,156
Fast Retailing Co. Ltd.		64,563	42,858,064
Fuji Electric Co. Ltd.		144,904	7,085,464
FUJIFILM Holdings Corp.		398,648	30,806,489
Fujitsu Ltd.		217,058	37,514,082
GLP J-REIT		4,549	7,420,066
GMO Payment Gateway, Inc.		46,728	5,920,265
Hakuhodo DY Holdings, Inc.		257,907	4,204,812
Hamamatsu Photonics K.K.		155,346	9,220,159
Hankyu Hanshin Holdings, Inc.		254,080	7,877,899
Harmonic Drive Systems, Inc.		46,206	2,094,598
Hikari Tsushin, Inc.		23,870	3,679,659
Hino Motors Ltd.		324,271	3,067,500
Hirose Electric Co. Ltd.		36,368	6,081,853
Hisamitsu Pharmaceutical Co., Inc.		56,503	1,927,689
Hitachi Construction Machinery Co. Ltd.		111,471	3,556,588
Hitachi Ltd.		1,067,809	61,532,026
Hitachi Metals Ltd. (a)		229,046	4,335,993
Honda Motor Co. Ltd.		1,792,886	53,029,736
Hoshizaki Corp.		58,703	4,936,390
Hoya Corp.		408,082	60,073,162
Hulic Co. Ltd.		417,272	4,012,279
Ibiden Co. Ltd.		117,740	7,074,516
Idemitsu Kosan Co. Ltd.		239,927	6,552,960
Iida Group Holdings Co. Ltd.		155,378	3,830,769
INPEX Corp.		1,149,412	9,585,317
Isuzu Motors Ltd.		638,692	8,592,200
ITO EN Ltd.		58,425	3,891,442
Itochu Corp.		1,304,571	37,207,497
ITOCHU Techno-Solutions Corp.		104,185	3,291,129
Japan Airlines Co. Ltd. (a)		151,426	3,258,901
Japan Exchange Group, Inc.		561,894	13,304,566
Japan Post Bank Co. Ltd.		447,040	3,487,815
Japan Post Holdings Co. Ltd.		2,718,846	20,891,356
Japan Post Insurance Co. Ltd.		244,242	3,962,752
Japan Real Estate Investment Corp.		1,389	8,513,509
Japan Retail Fund Investment Corp.		7,500	6,888,893
Japan Tobacco, Inc.		1,302,126	25,562,261
JFE Holdings, Inc.		547,790	8,370,478
JSR Corp.		226,821	8,226,701
Kajima Corp.		490,278	6,036,677
Kakaku.com, Inc.		145,665	4,833,886
Kansai Electric Power Co., Inc.		774,099	7,127,217
Kansai Paint Co. Ltd.		190,584	4,413,163
Kao Corp.		532,526	30,123,968
KDDI Corp.		1,775,707	54,301,133
Keio Corp.		117,120	5,911,952
Keisei Electric Railway Co.		147,042	4,731,934
Keyence Corp.		214,529	129,492,876
Kikkoman Corp.		160,348	13,114,876
Kintetsu Group Holdings Co. Ltd. (a)		187,764	5,910,440
Kirin Holdings Co. Ltd.		927,020	16,135,567
Kobayashi Pharmaceutical Co. Ltd.		59,687	4,778,901
Kobe Bussan Co. Ltd.		156,372	5,386,496
Koei Tecmo Holdings Co. Ltd.		64,659	3,009,762
Koito Manufacturing Co. Ltd.		117,615	6,673,263
Komatsu Ltd.		960,164	25,147,963
Konami Holdings Corp.		103,536	5,697,646
Kose Corp.		38,968	4,525,195
Kubota Corp.		1,122,067	23,903,408
Kurita Water Industries Ltd.		111,184	5,491,553
Kyocera Corp.		351,156	20,559,115
Kyowa Hakko Kirin Co., Ltd.		296,321	9,745,427
Lasertec Corp.		82,695	17,937,849
Lawson, Inc.		58,607	2,834,214
Lion Corp.		245,990	4,096,813
LIXIL Group Corp.		295,303	7,586,302
M3, Inc.		481,802	28,392,756
Makita Corp.		248,568	11,536,521
Marubeni Corp.		1,713,245	14,537,435
Mazda Motor Corp. (a)		628,909	5,656,579
McDonald's Holdings Co. (Japan) Ltd.		94,745	4,234,302
Medipal Holdings Corp.		182,207	3,296,531
Meiji Holdings Co. Ltd.		139,306	8,791,432
Mercari, Inc. (a)		114,080	6,172,803
Minebea Mitsumi, Inc.		398,700	10,093,904
Misumi Group, Inc.		312,214	13,057,964
Mitsubishi Chemical Holdings Corp.		1,400,784	11,594,892
Mitsubishi Corp.		1,387,101	44,107,003
Mitsubishi Electric Corp.		2,021,597	27,148,918
Mitsubishi Estate Co. Ltd.		1,269,612	19,294,282
Mitsubishi Gas Chemical Co., Inc.		164,883	3,318,475
Mitsubishi Heavy Industries Ltd.		347,228	8,879,618
Mitsubishi UFJ Financial Group, Inc.		13,456,918	73,790,987
Mitsubishi UFJ Lease & Finance Co. Ltd.		685,416	3,436,813
Mitsui & Co. Ltd.		1,675,046	38,332,613
Mitsui Chemicals, Inc.		198,271	5,895,359
Mitsui Fudosan Co. Ltd.		996,510	22,784,044
Miura Co. Ltd.		97,814	3,762,461
Mizuho Financial Group, Inc.		2,654,032	35,027,856
MonotaRO Co. Ltd.		283,308	6,457,091
MS&AD Insurance Group Holdings, Inc.		485,715	15,692,168
Murata Manufacturing Co. Ltd.		633,661	47,004,078
Nabtesco Corp.		121,891	3,955,800
NEC Corp.		268,063	13,725,372
Nexon Co. Ltd.		545,559	9,286,042
NGK Insulators Ltd.		267,895	4,460,762
NH Foods Ltd.		92,563	3,255,226
Nidec Corp.		495,656	54,897,783
Nihon M&A Center Holdings, Inc.		338,060	10,379,929
Nintendo Co. Ltd.		123,589	54,583,950
Nippon Building Fund, Inc.		1,662	10,797,923
Nippon Express Co. Ltd.		85,785	5,369,670
Nippon Paint Holdings Co. Ltd.		793,330	8,488,503
Nippon Prologis REIT, Inc.		2,287	7,638,658
Nippon Sanso Holdings Corp.		161,286	3,807,733
Nippon Shinyaku Co. Ltd.		56,555	4,530,984
Nippon Steel & Sumitomo Metal Corp.		939,599	16,473,767
Nippon Telegraph & Telephone Corp.		1,413,471	39,603,965
Nippon Yusen KK		176,811	12,740,519
Nissan Chemical Corp.		135,784	7,557,556
Nissan Motor Co. Ltd. (a)		2,532,525	12,890,200
Nisshin Seifun Group, Inc.		212,962	3,362,800
Nissin Food Holdings Co. Ltd.		70,305	5,374,104
Nitori Holdings Co. Ltd.		88,342	16,229,354
Nitto Denko Corp.		160,950	12,576,660
Nomura Holdings, Inc.		3,380,965	16,101,905
Nomura Real Estate Holdings, Inc.		130,418	3,179,511
Nomura Real Estate Master Fund, Inc.		4,577	6,853,904
Nomura Research Institute Ltd.		365,180	14,619,640
NSK Ltd.		414,586	2,785,792
NTT Data Corp.		688,056	13,802,972
Obayashi Corp.		710,385	5,997,242
OBIC Co. Ltd.		76,252	14,100,797
Odakyu Electric Railway Co. Ltd.		332,939	7,217,922
Oji Holdings Corp.		859,902	4,262,309
Olympus Corp.		1,288,263	27,907,699
OMRON Corp.		203,277	19,440,322
Ono Pharmaceutical Co. Ltd.		411,045	8,624,440
Oracle Corp. Japan		42,703	4,040,751
Oriental Land Co. Ltd.		221,488	34,981,762
ORIX Corp.		1,328,054	26,396,809
ORIX JREIT, Inc.		2,929	4,859,520
Osaka Gas Co. Ltd.		410,518	6,616,723
Otsuka Corp.		126,932	6,252,232
Otsuka Holdings Co. Ltd.		432,703	17,113,093
Pan Pacific International Holdings Ltd.		452,891	9,509,305
Panasonic Corp.		2,410,693	29,810,712
PeptiDream, Inc. (a)		114,154	2,759,353
Persol Holdings Co. Ltd.		197,026	5,295,794
Pigeon Corp.		123,807	2,866,898
Pola Orbis Holdings, Inc.		102,602	2,190,733
Rakuten Group, Inc.		951,060	10,412,237
Recruit Holdings Co. Ltd.		1,496,983	99,577,840
Renesas Electronics Corp. (a)		1,371,883	16,876,121
Resona Holdings, Inc.		2,407,289	9,043,221
Ricoh Co. Ltd.		763,338	7,433,263
Rinnai Corp.		36,896	3,788,205
ROHM Co. Ltd.		96,195	8,795,837
Ryohin Keikaku Co. Ltd.		276,619	5,451,122
Santen Pharmaceutical Co. Ltd.		402,889	5,678,701
SBI Holdings, Inc. Japan		277,765	7,199,520
SCSK Corp.		162,333	3,285,148
Secom Co. Ltd.		231,659	15,792,765
Seiko Epson Corp.		307,509	5,475,527
Sekisui Chemical Co. Ltd.		413,239	6,788,991
Sekisui House Ltd.		666,103	13,848,803
Seven & i Holdings Co. Ltd.		832,372	34,946,953
SG Holdings Co. Ltd.		358,849	9,011,089
Sharp Corp.		238,111	2,808,565
Shimadzu Corp.		260,677	10,590,585
SHIMANO, Inc.		81,490	22,736,820
SHIMIZU Corp.		570,881	4,182,756
Shin-Etsu Chemical Co. Ltd.		389,917	69,535,096
Shionogi & Co. Ltd.		293,594	19,142,420
Shiseido Co. Ltd.		441,775	29,478,312
Shizuoka Bank Ltd.		516,418	4,158,396
SMC Corp.		63,255	37,748,385
SoftBank Corp.		3,151,227	43,013,232
SoftBank Group Corp.		1,331,544	72,086,336
Sohgo Security Services Co., Ltd.		77,877	3,331,867
Sompo Holdings, Inc.		347,654	15,076,655
Sony Group Corp.		1,388,720	160,808,746
Square Enix Holdings Co. Ltd.		94,338	5,167,844
Stanley Electric Co. Ltd.		146,801	3,700,150
Subaru Corp.		668,378	13,110,097
Sumco Corp.		367,229	7,017,236
Sumitomo Chemical Co. Ltd.		1,670,381	8,228,823
Sumitomo Corp.		1,232,769	17,566,545
Sumitomo Dainippon Pharma Co., Ltd.		201,701	2,852,368
Sumitomo Electric Industries Ltd.		830,003	11,016,518
Sumitomo Metal Mining Co. Ltd.		269,532	10,455,765
Sumitomo Mitsui Financial Group, Inc.		1,439,672	46,716,862
Sumitomo Mitsui Trust Holdings, Inc.		370,557	12,189,049
Sumitomo Realty & Development Co. Ltd.		336,779	12,171,167
Suntory Beverage & Food Ltd.		156,603	6,076,577
Suzuki Motor Corp.		403,132	17,978,438
Sysmex Corp.		183,629	22,768,327
T&D Holdings, Inc.		597,653	7,665,292
Taisei Corp.		204,402	6,413,960
Taisho Pharmaceutical Holdings Co. Ltd.		42,059	2,256,932
Takeda Pharmaceutical Co. Ltd.		1,738,220	48,784,589
TDK Corp.		427,887	15,554,972
Terumo Corp.		712,224	31,420,337
THK Co. Ltd.		130,476	2,805,708
TIS, Inc.		248,667	6,774,403
Tobu Railway Co. Ltd.		213,693	5,320,452
Toho Co. Ltd.		125,405	5,892,049
Toho Gas Co. Ltd.		79,594	2,357,769
Tohoku Electric Power Co., Inc.		446,408	2,896,356
Tokio Marine Holdings, Inc.		688,808	36,279,544
Tokyo Century Corp.		39,247	2,247,121
Tokyo Electric Power Co., Inc. (a)		1,726,326	4,781,927
Tokyo Electron Ltd.		164,686	76,749,125
Tokyo Gas Co. Ltd.		415,239	7,205,617
Tokyu Corp.		536,475	7,563,336
Toppan, Inc.		297,577	4,803,529
Toray Industries, Inc.		1,528,019	9,521,874
Toshiba Corp.		448,715	19,354,046
Tosoh Corp.		285,825	4,813,586
Toto Ltd.		160,217	7,740,772
Toyo Suisan Kaisha Ltd.		101,398	4,369,149
Toyota Industries Corp.		159,843	13,588,671
Toyota Motor Corp.		11,574,630	204,224,687
Toyota Tsusho Corp.		230,395	9,993,662
Trend Micro, Inc.		145,145	8,203,652
Tsuruha Holdings, Inc.		46,188	5,697,068
Unicharm Corp.		444,397	17,972,666
United Urban Investment Corp.		3,113	3,880,540
USS Co. Ltd.		244,046	3,933,608
Welcia Holdings Co. Ltd.		103,537	3,865,183
West Japan Railway Co.		243,080	11,474,748
Yakult Honsha Co. Ltd.		142,018	7,175,915
Yamada Holdings Co. Ltd.		792,163	3,027,093
Yamaha Corp.		149,961	9,474,249
Yamaha Motor Co. Ltd.		327,839	9,138,125
Yamato Holdings Co. Ltd.		327,629	8,054,169
Yaskawa Electric Corp.		265,089	11,481,561
Yokogawa Electric Corp.		262,100	5,237,348
Z Holdings Corp.		2,946,849	18,294,101
ZOZO, Inc.		136,163	4,370,636

TOTAL JAPAN			4,363,126,734

Korea (South) - 3.3%
Alteogen, Inc.		31,949	1,903,764
AMOREPACIFIC Corp.		35,025	5,422,360
AMOREPACIFIC Group, Inc.		30,006	1,270,587
BGF Retail Co. Ltd.		8,146	1,125,841
Celltrion Healthcare Co. Ltd.		94,510	6,537,932
Celltrion Pharm, Inc.		18,564	1,798,939
Celltrion, Inc. (a)		106,174	18,185,217
Cheil Worldwide, Inc.		74,396	1,512,400
CJ CheilJedang Corp.		9,703	3,137,348
CJ Corp.		14,318	1,171,128
CJ ENM Co. Ltd.		9,316	1,401,839
CJ Logistics Corp. (a)		9,015	1,090,525
Coway Co. Ltd.		56,974	3,843,322
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)		37,482	828,245
Db Insurance Co. Ltd.		46,305	2,341,148
Doosan Bobcat, Inc. (a)		59,317	1,928,703
Doosan Heavy Industries & Construction Co. Ltd. (a)		289,202	6,018,785
Douzone Bizon Co. Ltd.		23,604	1,639,254
E-Mart, Inc.		22,144	3,171,338
Ecopro BM Co. Ltd.		11,800	4,127,502
EUSU Holdings Co. Ltd.		6	30
Fila Holdings Corp.		49,048	1,554,704
Green Cross Corp.		6,930	1,622,059
GS Engineering & Construction Corp.		73,308	2,587,923
GS Holdings Corp.		45,464	1,638,018
Hana Financial Group, Inc.		334,043	12,814,628
Hanjin Shipping Co. Ltd. (a)(d)		12	0
Hankook Tire Co. Ltd.		79,489	2,801,970
Hanmi Pharm Co. Ltd.		8,159	1,834,853
Hanon Systems		204,566	2,521,194
Hanwha Solutions Corp. (a)		142,388	4,969,768
HLB, Inc.		99,057	3,549,147
HMM Co. Ltd. (a)		286,080	6,512,038
Hotel Shilla Co.		40,608	3,026,236
HYBE Co. Ltd. (a)		14,582	4,167,629
Hyundai Engineering & Construction Co. Ltd.		87,950	3,782,607
Hyundai Glovis Co. Ltd.		21,365	3,061,010
Hyundai Heavy Industries Holdi		51,574	2,781,735
Hyundai Mobis		72,836	15,664,195
Hyundai Motor Co.		144,976	25,796,854
Hyundai Steel Co.		99,160	3,770,743
Industrial Bank of Korea		289,305	2,724,131
Kakao Corp.		345,762	37,007,960
KakaoBank Corp. (a)		55,626	3,000,281
Kangwon Land, Inc. (a)		99,493	2,355,257
KB Financial Group, Inc.		436,097	21,000,601
Kia Corp.		294,094	21,350,732
Korea Aerospace Industries Ltd.		76,472	1,998,966
Korea Electric Power Corp.		284,711	5,488,029
Korea Investment Holdings Co. Ltd.		45,661	3,397,546
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)		41,806	3,677,324
Korea Zinc Co. Ltd.		9,182	4,205,910
Korean Air Lines Co. Ltd. (a)		182,668	4,738,193
KT&G Corp.		124,079	8,574,203
Kumho Petro Chemical Co. Ltd.		19,355	2,833,248
LG Chemical Ltd.		51,062	36,452,004
LG Corp.		95,750	7,447,133
LG Display Co. Ltd. (a)		263,195	4,425,301
LG Electronics, Inc.		117,128	12,055,244
LG Household & Health Care Ltd.		11,136	11,088,742
LG Innotek Co. Ltd.		16,034	2,867,446
LG Uplus Corp.		217,417	2,662,073
Lotte Chemical Corp.		20,198	3,865,002
Lotte Shopping Co. Ltd.		10,261	918,794
Meritz Securities Co. Ltd.		333,524	1,325,892
Mirae Asset Securities Co. Ltd.		278,215	2,064,998
NAVER Corp.		135,545	46,885,114
NCSOFT Corp.		17,983	9,612,883
Netmarble Corp. (c)		24,201	2,549,596
NH Investment & Securities Co. Ltd.		145,890	1,639,346
Orion Corp./Republic of Korea		28,308	2,848,226
Pan Ocean Co., Ltd. (Korea)		312,289	1,607,625
Pearl Abyss Corp. (a)		32,418	2,871,692
POSCO		81,433	20,548,138
POSCO Chemtech Co. Ltd.		35,649	4,424,949
S-Oil Corp.		49,223	4,284,825
S1 Corp.		17,862	1,266,965
Samsung Biologics Co. Ltd. (a)(c)		18,494	13,707,195
Samsung C&T Corp.		90,519	8,817,599
Samsung Electro-Mechanics Co. Ltd.		61,141	8,283,920
Samsung Electronics Co. Ltd.		5,316,687	316,695,192
Samsung Engineering Co. Ltd. (a)		179,615	3,800,655
Samsung Fire & Marine Insurance Co. Ltd.		32,831	6,474,490
Samsung Heavy Industries Co. Ltd. (a)		692,203	3,763,371
Samsung Heavy Industries Co. Ltd. rights 10/29/21 (a)		168,790	179,630
Samsung Life Insurance Co. Ltd.		72,050	4,146,461
Samsung SDI Co. Ltd.		60,293	37,845,585
Samsung SDS Co. Ltd.		36,904	4,825,919
Samsung Securities Co. Ltd.		61,685	2,494,860
Seegene, Inc.		39,107	1,780,064
Shin Poong Pharmaceutical Co.		36,441	1,614,471
Shinhan Financial Group Co. Ltd.		486,423	15,798,829
Shinsegae Co. Ltd.		7,500	1,587,165
SK Biopharmaceuticals Co. Ltd. (a)		30,760	2,477,794
SK Bioscience Co. Ltd. (a)		20,496	4,003,883
SK Chemicals Co. Ltd.		12,895	1,982,155
SK Hynix, Inc.		604,455	53,010,007
SK IE Technology Co. Ltd. (a)(c)		15,159	2,146,202
SK Innovation Co., Ltd. (a)		55,488	11,512,717
SK Telecom Co. Ltd. (d)		10,198	2,687,180
SK, Inc.		33,980	7,054,853
SKC Co. Ltd.		22,568	3,451,868
Woori Financial Group, Inc.		549,696	6,217,000
Yuhan Corp.		54,535	2,783,423

TOTAL KOREA (SOUTH)			1,008,120,375

Kuwait - 0.2%
Agility Public Warehousing Co. KSC		1,411,950	4,683,861
Boubyan Bank KSC		1,150,953	2,985,720
Kuwait Finance House KSCP		5,257,275	14,510,044
Mabanee Co. SAKC		644,829	1,683,465
Mobile Telecommunication Co.		2,235,686	4,420,199
National Bank of Kuwait		7,587,930	24,919,724

TOTAL KUWAIT			53,203,013

Luxembourg - 0.3%
Adecoagro SA (a)		136,028	1,191,605
ArcelorMittal SA (Netherlands)		787,122	26,683,200
Aroundtown SA		1,096,180	7,615,776
Eurofins Scientific SA		147,003	17,323,222
Globant SA (a)		44,082	14,070,534
InPost SA		228,735	3,261,856
Reinet Investments SCA		161,385	2,912,854
Tenaris SA		581,011	6,470,308

TOTAL LUXEMBOURG			79,529,355

Malaysia - 0.4%
AMMB Holdings Bhd (a)		1,916,000	1,554,639
Axiata Group Bhd		2,836,615	2,705,779
CIMB Group Holdings Bhd		7,634,766	9,624,119
Dialog Group Bhd		4,413,322	3,016,108
DiGi.com Bhd		3,519,600	3,595,245
Fraser & Neave Holdings Bhd		99,900	652,812
Genting Bhd		2,482,500	3,105,373
Genting Malaysia Bhd		3,279,500	2,510,508
Hap Seng Consolidated Bhd		569,400	1,078,024
Hartalega Holdings Bhd		1,980,300	2,802,356
Hong Leong Bank Bhd		736,000	3,344,970
Hong Leong Credit Bhd		159,300	705,521
IHH Healthcare Bhd		1,832,900	2,894,752
IOI Corp. Bhd		2,159,900	2,049,845
IOI Properties Group Bhd		11	3
Kossan Rubber Industries Bhd		1,266,800	721,963
Kuala Lumpur Kepong Bhd		394,613	2,060,259
Malayan Banking Bhd		4,851,545	9,431,282
Malaysia Airports Holdings Bhd (a)		1,287,298	2,014,415
Maxis Bhd		2,253,600	2,541,490
MISC Bhd		1,440,700	2,459,732
Nestle (Malaysia) Bhd		61,200	1,987,781
Petronas Chemicals Group Bhd		2,738,500	5,746,816
Petronas Dagangan Bhd		273,300	1,343,731
Petronas Gas Bhd		782,600	3,163,662
PPB Group Bhd		560,920	2,462,576
Press Metal Bhd		3,618,100	4,857,917
Public Bank Bhd		16,377,700	16,492,395
QL Resources Bhd		864,600	1,054,390
RHB Bank Bhd		2,127,403	2,866,677
Sime Darby Bhd		3,135,107	1,718,593
Sime Darby Plantation Bhd		1,803,724	1,746,663
Sime Darby Property Bhd		15	3
SP Setia Bhd (a)		14	5
Supermax Corp. Bhd		1,721,286	798,085
Telekom Malaysia Bhd		1,285,474	1,797,366
Tenaga Nasional Bhd		2,578,825	6,015,805
Top Glove Corp. Bhd		5,884,700	3,865,343
Westports Holdings Bhd		1,014,400	1,094,993

TOTAL MALAYSIA			115,881,996

Mexico - 0.5%
America Movil S.A.B. de CV Series L		37,953,946	33,828,196
Arca Continental S.A.B. de CV		543,762	3,315,448
Becle S.A.B. de CV		541,500	1,237,759
CEMEX S.A.B. de CV unit (a)		17,049,740	10,964,570
Coca-Cola FEMSA S.A.B. de CV unit		570,325	3,073,517
Fibra Uno Administracion SA de CV		3,944,000	3,919,479
Fomento Economico Mexicano S.A.B. de CV unit		2,211,100	18,178,103
Gruma S.A.B. de CV Series B		244,695	2,873,276
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		437,800	5,518,857
Grupo Aeroportuario del Sureste S.A.B. de CV Series B		227,485	4,587,599
Grupo Bimbo S.A.B. de CV Series A		1,744,300	5,163,087
Grupo Carso SA de CV Series A1		339,000	1,140,264
Grupo Financiero Banorte S.A.B. de CV Series O		2,900,700	18,365,370
Grupo Financiero Inbursa S.A.B. de CV Series O (a)		2,406,700	2,416,286
Grupo Mexico SA de CV Series B		3,456,823	15,165,157
Grupo Televisa SA de CV		2,692,400	5,466,404
Industrias Penoles SA de CV (a)		154,440	1,980,310
Kimberly-Clark de Mexico SA de CV Series A		1,741,100	2,754,402
Megacable Holdings S.A.B. de CV unit		284,000	836,771
Orbia Advance Corp. S.A.B. de CV		1,228,916	3,194,059
Promotora y Operadora de Infraestructura S.A.B. de CV		236,905	1,742,152
Telesites S.A.B. de C.V.		1,211,500	1,105,108
Wal-Mart de Mexico SA de CV Series V		5,869,100	20,471,152

TOTAL MEXICO			167,297,326

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit		2,570,676	2,560,599
HKT Trust/HKT Ltd. unit		3,860,479	5,239,594

TOTAL MULTI-NATIONAL			7,800,193

Netherlands - 4.0%
ABN AMRO Group NV GDR (b)(c)		462,593	6,805,324
Adyen BV (a)(c)		21,805	65,792,453
AEGON NV		1,964,799	9,966,036
Airbus Group NV (a)		651,245	83,543,036
Akzo Nobel NV		208,968	24,016,592
Argenx SE (a)		50,588	15,229,974
ASM International NV (Netherlands)		52,534	23,769,450
ASML Holding NV (Netherlands)		462,074	375,620,077
CNH Industrial NV		1,110,845	19,172,163
Davide Campari Milano NV		598,390	8,494,553
EXOR NV		116,484	10,974,424
Ferrari NV		138,125	32,732,863
Heineken Holding NV		126,905	11,765,515
Heineken NV (Bearer)		286,044	31,684,499
ING Groep NV (Certificaten Van Aandelen)		4,296,779	65,177,441
JDE Peet's BV		76,599	2,230,535
Just Eat Takeaway.com NV (a)(c)		196,363	14,100,968
Koninklijke Ahold Delhaize NV		1,159,502	37,705,011
Koninklijke DSM NV		192,398	42,047,005
Koninklijke KPN NV		3,641,290	10,879,944
Koninklijke Philips Electronics NV		1,006,154	47,465,491
Koninklijke Vopak NV		72,625	2,888,035
NN Group NV		291,160	15,590,430
Prosus NV		1,029,483	90,696,176
Prosus NV rights (a)(e)		1,029,483	166,612
QIAGEN NV (Germany) (a)		257,093	14,143,725
Randstad NV		136,402	9,807,740
Stellantis NV (Italy)		2,239,023	44,648,358
STMicroelectronics NV (France)		755,945	35,891,383
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)		139,513	9,968,533
Universal Music Group NV		803,547	23,329,332
Wolters Kluwer NV		296,438	31,060,726
X5 Retail Group NV GDR		139,579	4,753,531
Yandex NV Class A (a)		332,226	27,413,126

TOTAL NETHERLANDS			1,249,531,061

New Zealand - 0.2%
Auckland International Airport Ltd. (a)		1,419,497	8,127,520
Fisher & Paykel Healthcare Corp.		642,789	14,376,031
Mercury Nz Ltd.		718,276	3,157,786
Meridian Energy Ltd.		1,495,021	5,345,947
Ryman Healthcare Group Ltd.		452,367	4,684,201
Spark New Zealand Ltd.		2,081,916	6,810,528
The a2 Milk Co. Ltd. (a)(b)		845,095	3,978,760
Xero Ltd. (a)		145,627	16,378,508

TOTAL NEW ZEALAND			62,859,281

Norway - 0.4%
Adevinta ASA Class B (a)		296,316	4,877,276
DNB Bank ASA		1,003,690	23,856,929
Equinor ASA		951,173	24,066,718
Equinor ASA sponsored ADR		116,214	2,955,322
Gjensidige Forsikring ASA		204,366	5,082,600
Mowi ASA		476,977	13,810,364
Norsk Hydro ASA		1,456,495	10,698,639
Orkla ASA		807,616	7,854,464
Schibsted ASA:
(A Shares)		80,475	4,150,494
(B Shares)		104,633	4,723,899
Telenor ASA		741,116	11,698,507
Yara International ASA		190,565	9,943,424

TOTAL NORWAY			123,718,636

Pakistan - 0.0%
Habib Bank Ltd.		385,416	283,936
Lucky Cement Ltd. (a)		112,527	507,788
MCB Bank Ltd.		266,532	255,186

TOTAL PAKISTAN			1,046,910

Papua New Guinea - 0.0%
Oil Search Ltd. ADR		2,154,546	6,953,049
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR (a)(b)		257,208	2,026,799
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.		2,135,920	2,046,694
Ayala Corp.		313,455	5,355,606
Ayala Land, Inc.		9,283,970	6,451,541
Bank of the Philippine Islands (BPI)		1,759,043	3,028,089
BDO Unibank, Inc.		2,223,028	5,461,845
DMCI Holdings, Inc.		9	1
Globe Telecom, Inc.		33,670	1,997,136
GT Capital Holdings, Inc.		90,479	1,012,089
International Container Terminal Services, Inc.		1,240,370	4,420,246
JG Summit Holdings, Inc.		3,212,635	3,828,957
Jollibee Food Corp.		426,890	1,987,815
Manila Electric Co.		236,280	1,342,553
Metro Pacific Investments Corp.		11,439,700	849,314
Metropolitan Bank & Trust Co.		1,733,141	1,636,722
PLDT, Inc.		86,935	2,826,119
SM Investments Corp.		262,205	5,009,460
SM Prime Holdings, Inc.		10,990,675	7,202,363
Universal Robina Corp.		889,750	2,430,915

TOTAL PHILIPPINES			56,887,465

Poland - 0.2%
Allegro.eu SA (a)(c)		386,655	4,372,783
Bank Polska Kasa Opieki SA		208,025	6,869,599
CD Projekt RED SA		79,258	3,454,283
Cyfrowy Polsat SA		264,464	2,365,139
Dino Polska SA (a)(c)		54,814	4,896,597
KGHM Polska Miedz SA (Bearer)		158,265	6,085,208
LPP SA		1,214	4,360,438
Orange Polska SA (a)		639,263	1,247,393
PGE Polska Grupa Energetyczna SA (a)		875,848	2,153,151
Polish Oil & Gas Co. SA		1,917,874	2,891,965
Polski Koncern Naftowy Orlen SA		338,884	7,310,004
Powszechna Kasa Oszczednosci Bank SA (a)		969,976	11,864,406
Powszechny Zaklad Ubezpieczen SA		665,114	6,651,723
Santander Bank Polska SA		36,297	3,370,731

TOTAL POLAND			67,893,420

Portugal - 0.1%
Banco Espirito Santo SA (Reg.) (a)(d)		319,729	4
Energias de Portugal SA		2,991,275	16,888,452
Galp Energia SGPS SA Class B		574,446	5,967,313
Jeronimo Martins SGPS SA		283,488	6,423,158

TOTAL PORTUGAL			29,278,927

Qatar - 0.2%
Barwa Real Estate Co.		1,725,958	1,493,207
Industries Qatar QSC (a)		1,752,143	7,632,241
Masraf al Rayan		4,334,332	5,684,272
Mesaieed Petrochemical Holding Co.		4,788,408	3,156,325
Ooredoo QSC		746,947	1,419,630
Qatar Electricity & Water Co.		425,428	1,962,975
Qatar Fuel Co.		475,513	2,401,726
Qatar Gas Transport Co. Ltd. (Nakilat)		2,591,860	2,313,525
Qatar International Islamic Bank QSC		798,715	2,147,602
Qatar Islamic Bank (a)		1,318,394	6,669,821
Qatar National Bank SAQ (a)		5,221,688	29,399,781
The Commercial Bank of Qatar (a)		1,901,609	3,191,110

TOTAL QATAR			67,472,215

Russia - 0.9%
Alrosa Co. Ltd.		2,835,390	4,995,901
Gazprom OAO		10,833,844	53,382,004
Gazprom OAO sponsored ADR (Reg. S)		1,078,053	10,571,388
Inter Rao Ues JSC		42,112,900	2,853,858
Lukoil PJSC		403,661	41,218,714
Lukoil PJSC sponsored ADR		52,271	5,331,642
Magnit OJSC GDR (Reg. S)		355,394	6,581,897
MMC Norilsk Nickel PJSC		59,332	18,516,588
MMC Norilsk Nickel PJSC sponsored ADR		94,428	2,954,652
Mobile TeleSystems OJSC sponsored ADR (b)		504,110	4,632,771
Moscow Exchange MICEX-RTS OAO		1,699,470	4,167,324
Novatek PJSC GDR (Reg. S)		99,899	25,324,397
Novolipetsk Steel OJSC		1,651,720	5,210,673
PhosAgro OJSC GDR (Reg. S)		130,627	3,124,598
Polyus PJSC		37,198	7,384,772
Rosneft Oil Co. OJSC		1,067,096	9,581,626
Rosneft Oil Co. OJSC GDR (Reg. S)		214,392	1,910,233
Sberbank of Russia		11,843,453	59,581,969
Severstal PAO		216,259	4,914,041
Severstal PAO GDR (Reg. S)		10,278	234,955
Surgutneftegas OJSC		4,764,500	2,292,282
Surgutneftegas OJSC sponsored ADR		214,357	1,023,769
Tatneft PAO		1,417,745	10,828,434
Tatneft PAO sponsored ADR		24,387	1,115,705
VTB Bank OJSC		3,578,688,000	2,669,977

TOTAL RUSSIA			290,404,170

Saudi Arabia - 1.0%
Abdullah Al Othaim Markets Co.		54,158	1,671,998
Advanced Polypropylene Co.		126,208	2,503,366
Al Rajhi Bank		1,347,486	49,791,133
Alinma Bank		1,135,809	7,615,665
Almarai Co. Ltd.		271,457	3,828,435
Arab National Bank		603,846	3,705,920
Bank Al-Jazira		474,741	2,430,091
Bank Albilad (a)		395,587	4,450,604
Banque Saudi Fransi		615,812	6,936,484
Bupa Arabia for Cooperative Insurance Co. (a)		63,278	2,439,414
Dar Al Arkan Real Estate Development Co. (a)		646,127	1,703,643
Dr Sulaiman Al Habib Medical Services Group Co.		53,443	2,362,326
Emaar The Economic City (a)		474,650	1,607,096
Etihad Etisalat Co.		405,754	3,272,297
Jarir Marketing Co.		66,677	3,605,027
Mobile Telecommunications Co. Saudi Arabia (a)		510,743	1,849,127
Mouwasat Medical Services Co.		50,710	2,430,792
National Industrialization Co. (a)		336,285	2,232,397
National Petrochemical Co.		123,607	1,585,085
Rabigh Refining & Petrochemical Co. (a)		214,766	1,631,830
Riyad Bank		1,481,318	11,669,985
Sabic Agriculture-Nutrients Co.		235,420	10,293,231
Sahara International Petrochemical Co.		405,138	4,741,678
Saudi Arabian Mining Co. (a)		466,688	10,152,694
Saudi Arabian Oil Co.		2,431,061	24,466,809
Saudi Basic Industries Corp.		991,557	34,101,376
Saudi Cement Co.		68,072	1,074,372
Saudi Electricity Co.		962,392	7,312,424
Saudi Industrial Investment Group		269,293	2,717,412
Saudi Kayan Petrochemical Co. (a)		791,244	4,294,897
Saudi Telecom Co.		666,153	20,778,987
The Co. for Cooperative Insurance		63,322	1,451,836
The Saudi British Bank		908,559	8,029,734
The Saudi National Bank		2,420,543	42,526,803
The Savola Group		281,490	2,746,683
Yanbu National Petrochemical Co.		290,949	5,902,908

TOTAL SAUDI ARABIA			299,914,559

Singapore - 0.7%
Ascendas Real Estate Investment Trust		3,597,015	8,242,326
BOC Aviation Ltd. Class A (c)		212,600	1,864,912
CapitaLand Investment Ltd. (a)		2,882,999	7,354,480
CapitaMall Trust		5,505,539	8,777,834
City Developments Ltd.		420,045	2,280,111
DBS Group Holdings Ltd.		1,999,683	46,755,658
Genting Singapore Ltd.		6,743,623	3,900,650
Keppel Corp. Ltd.		1,582,757	6,314,596
Mapletree Commercial Trust		2,602,689	4,207,536
Mapletree Logistics Trust (REIT)		3,323,176	4,977,987
Oversea-Chinese Banking Corp. Ltd.		3,746,991	32,787,908
Singapore Airlines Ltd. (a)		1,370,839	5,286,142
Singapore Exchange Ltd.		926,990	6,654,255
Singapore Technologies Engineering Ltd.		1,765,297	5,013,784
Singapore Telecommunications Ltd.		9,024,418	16,730,475
United Overseas Bank Ltd.		1,287,115	25,532,315
UOL Group Ltd.		467,049	2,504,089
Venture Corp. Ltd.		314,770	4,390,674
Wilmar International Ltd.		2,259,280	7,237,738

TOTAL SINGAPORE			200,813,470

South Africa - 0.9%
Absa Group Ltd.		779,771	7,146,837
African Rainbow Minerals Ltd.		123,657	1,647,654
Anglo American Platinum Ltd.		60,081	6,070,639
AngloGold Ashanti Ltd.		448,319	8,270,923
Aspen Pharmacare Holdings Ltd.		421,984	6,719,974
Bid Corp. Ltd. (b)		362,352	7,776,987
Bidvest Group Ltd./The		343,365	4,302,234
Capitec Bank Holdings Ltd.		88,576	9,897,201
Clicks Group Ltd.		267,306	4,879,581
Discovery Ltd. (a)		475,493	4,355,858
Exxaro Resources Ltd.		254,088	2,782,076
FirstRand Ltd.		5,529,947	21,001,128
Gold Fields Ltd.		989,672	9,196,260
Growthpoint Properties Ltd. (b)		3,454,601	2,931,040
Harmony Gold Mining Co. Ltd. (b)		582,074	2,089,117
Impala Platinum Holdings Ltd.		884,459	11,446,979
Kumba Iron Ore Ltd.		64,832	1,970,214
Mr Price Group Ltd.		285,236	3,733,931
MTN Group Ltd. (a)		1,862,903	16,705,758
MultiChoice Group Ltd.		386,570	3,074,086
Naspers Ltd. Class N		238,435	40,379,869
Nedbank Group Ltd.		395,520	4,503,102
Northam Platinum Holdings Ltd. (a)		403,884	6,048,345
Old Mutual Ltd.		5,213,045	5,320,548
Rand Merchant Insurance Holdings Ltd. (b)		779,533	2,082,667
Remgro Ltd.		553,274	4,876,418
Sanlam Ltd.		2,150,113	8,832,706
Sasol Ltd. (a)		621,956	10,446,358
Shoprite Holdings Ltd.		544,191	6,465,808
Sibanye Stillwater Ltd.		3,117,210	10,909,457
Spar Group Ltd./The		238,083	3,039,046
Standard Bank Group Ltd.		1,396,256	12,379,375
Thungela Resources Ltd. (a)		1	5
Tiger Brands Ltd.		154,723	1,951,586
Vodacom Group Ltd.		662,552	5,880,773
Woolworths Holdings Ltd.		1,095,195	3,865,268

TOTAL SOUTH AFRICA			262,979,808

Spain - 1.5%
ACS Actividades de Construccion y Servicios SA		269,683	7,054,983
Aena SME SA (a)(c)		83,318	13,683,859
Amadeus IT Holding SA Class A (a)		495,164	33,108,170
Banco Bilbao Vizcaya Argentaria SA (b)		7,394,431	51,747,197
Banco Santander SA (Spain) (b)		19,174,392	72,625,579
Banco Santander SA (Spain) sponsored ADR		6,726	25,492
CaixaBank SA		4,988,331	14,339,784
Cellnex Telecom SA (c)		566,691	34,837,941
EDP Renovaveis SA		331,789	9,243,509
Enagas SA		267,960	6,010,927
Endesa SA		354,092	8,164,094
Ferrovial SA		522,051	16,451,164
Grifols SA		340,747	7,797,320
Iberdrola SA		6,563,615	77,576,583
Industria de Diseno Textil SA (b)		1,210,565	43,717,667
Naturgy Energy Group SA (b)		213,833	5,618,650
Red Electrica Corporacion SA		492,932	10,262,627
Repsol SA		1,628,191	20,854,746
Siemens Gamesa Renewable Energy SA (a)		267,512	7,245,584
Telefonica SA		5,745,052	24,954,570

TOTAL SPAIN			465,320,446

Sweden - 2.2%
Alfa Laval AB		347,525	14,879,476
ASSA ABLOY AB (B Shares)		1,100,754	32,299,058
Atlas Copco AB:
(A Shares)		743,121	47,747,341
(B Shares)		424,348	22,951,752
Boliden AB		305,414	10,771,996
Electrolux AB (B Shares)		249,964	5,672,797
Embracer Group AB (a)		509,130	4,733,225
Epiroc AB:
(A Shares)		740,543	18,427,345
(B Shares)		399,755	8,495,026
EQT AB		329,222	17,350,475
Ericsson (B Shares)		3,227,652	35,231,137
Essity AB (B Shares)		670,254	21,681,016
Evolution AB (c)		187,784	30,376,052
Fastighets AB Balder (a)		114,673	8,308,051
H&M Hennes & Mauritz AB (B Shares) (b)		807,138	15,133,368
Hexagon AB (B Shares)		2,168,621	34,901,137
Husqvarna AB (B Shares)		467,587	6,650,646
ICA Gruppen AB		118,939	6,149,152
Industrivarden AB:
(A Shares) (b)		128,346	4,232,369
(C Shares)		179,400	5,826,113
Investor AB (B Shares) (b)		1,985,883	45,762,255
Kinnevik AB (B Shares) (a)		267,110	10,470,724
L E Lundbergforetagen AB		80,414	4,631,202
Latour Investment AB (B Shares)		160,971	5,833,043
Lundin Petroleum AB		229,034	9,046,150
Nibe Industrier AB (B Shares)		1,571,089	23,388,883
Sandvik AB		1,248,605	31,663,018
Securitas AB (B Shares) (b)		349,101	5,772,280
Sinch AB (a)(c)		554,861	10,521,555
Skandinaviska Enskilda Banken AB (A Shares)		1,785,045	27,904,319
Skanska AB (B Shares)		371,531	9,431,038
SKF AB (B Shares)		420,843	9,751,718
Svenska Cellulosa AB SCA (B Shares)		673,643	10,503,120
Svenska Handelsbanken AB (A Shares) (b)		1,596,835	18,303,466
Swedbank AB (A Shares) (b)		991,991	21,512,390
Swedish Match Co. AB		1,695,235	14,919,173
Tele2 AB (B Shares)		549,866	7,756,901
Telia Co. AB (b)		2,948,198	11,601,578
Volvo AB:
(A Shares)		252,021	5,951,311
(B Shares)		1,539,583	35,839,943

TOTAL SWEDEN			672,381,599

Switzerland - 6.2%
ABB Ltd. (Reg.)		1,931,533	63,901,357
Adecco SA (Reg.)		176,780	8,894,992
Alcon, Inc. (Switzerland)		551,898	45,605,726
Baloise Holdings AG		53,179	8,479,832
Banque Cantonale Vaudoise		36,019	2,899,301
Barry Callebaut AG		4,026	9,313,093
Clariant AG (Reg.)		259,865	5,466,361
Coca-Cola HBC AG		223,033	7,731,522
Compagnie Financiere Richemont SA Series A		576,053	71,286,838
Credit Suisse Group AG		2,630,514	27,361,848
Credit Suisse Group AG sponsored ADR (b)		194,628	2,006,615
Ems-Chemie Holding AG		7,959	7,888,589
Geberit AG (Reg.)		40,631	31,720,226
Givaudan SA		10,175	47,885,621
Holcim Ltd.		581,178	29,014,467
Julius Baer Group Ltd.		251,087	18,161,649
Kuehne & Nagel International AG		59,141	18,622,051
Lindt & Spruengli AG		118	14,163,609
Lindt & Spruengli AG (participation certificate)		1,181	13,917,639
Logitech International SA (Reg.)		191,968	15,980,560
Lonza Group AG		82,379	67,533,505
Nestle SA (Reg. S)		3,169,318	418,055,951
Novartis AG		2,449,314	202,589,464
Partners Group Holding AG		25,087	43,770,732
Roche Holding AG:
(Bearer)		31,864	13,676,881
(participation certificate)		778,520	301,594,128
Schindler Holding AG:
(participation certificate)		46,440	12,081,704
(Reg.)		20,107	5,156,317
SGS SA (Reg.)		6,696	19,804,246
Siemens Energy AG (a)		447,400	12,836,765
Sika AG		156,259	52,905,516
Sonova Holding AG		60,099	24,831,205
Straumann Holding AG		11,361	23,600,505
Swatch Group AG (Bearer)		37,764	10,360,765
Swatch Group AG (Bearer) (Reg.)		31,942	1,696,875
Swiss Life Holding AG		35,700	19,596,789
Swiss Prime Site AG		80,162	8,142,274
Swiss Re Ltd.		334,706	32,403,167
Swisscom AG		28,570	15,551,865
Temenos Group AG		72,106	11,013,569
UBS Group AG		3,831,549	69,655,017
UBS Group AG		214,112	3,886,133
Vifor Pharma AG		54,033	6,969,525
Zurich Insurance Group Ltd.		165,821	73,495,311

TOTAL SWITZERLAND			1,901,510,105

Taiwan - 4.1%
Accton Technology Corp.		567,000	4,958,323
Acer, Inc.		3,306,060	3,087,002
Advantech Co. Ltd.		437,076	5,697,920
ASE Technology Holding Co. Ltd.		3,603,943	12,874,475
Asia Cement Corp.		2,518,785	4,007,261
ASMedia Technology, Inc.		32,000	1,867,481
ASUSTeK Computer, Inc.		777,422	9,855,628
AU Optronics Corp.		9,091,000	6,239,356
Catcher Technology Co. Ltd.		782,000	4,521,530
Cathay Financial Holding Co. Ltd.		8,660,332	18,070,220
Chang Hwa Commercial Bank		4,333,951	2,552,587
Cheng Shin Rubber Industry Co. Ltd.		2,049,513	2,509,908
China Development Finance Holding Corp.		14,961,819	7,630,017
China Life Insurance Co. Ltd.		2,357,675	2,455,470
China Steel Corp.		12,957,421	15,635,459
Chunghwa Picture Tubes, Ltd. (a)(d)		551	0
Chunghwa Telecom Co. Ltd.		4,181,400	16,571,105
Compal Electronics, Inc.		4,680,394	4,109,737
CTBC Financial Holding Co. Ltd.		20,274,255	16,892,179
Delta Electronics, Inc.		2,142,383	18,850,201
E.SUN Financial Holdings Co. Ltd.		13,137,049	12,526,078
ECLAT Textile Co. Ltd.		205,420	4,478,001
Evergreen Marine Corp. (Taiwan)		2,778,554	9,928,753
Far Eastern New Century Corp.		3,303,032	3,451,903
Far EasTone Telecommunications Co. Ltd.		1,689,000	3,712,221
Feng Tay Enterprise Co. Ltd.		466,563	3,619,235
First Financial Holding Co. Ltd.		11,452,802	9,418,896
Formosa Chemicals & Fibre Corp.		3,867,620	11,181,304
Formosa Petrochemical Corp.		1,231,000	4,420,901
Formosa Plastics Corp.		4,210,640	16,255,838
Foxconn Technology Co. Ltd.		1,116,811	2,759,440
Fubon Financial Holding Co. Ltd.		8,558,001	22,620,538
Giant Manufacturing Co. Ltd.		337,042	3,903,611
GlobalWafers Co. Ltd.		242,000	6,605,136
HIWIN Technologies Corp.		283,622	3,147,394
Hon Hai Precision Industry Co. Ltd. (Foxconn)		13,750,593	52,839,413
Hotai Motor Co. Ltd.		325,000	7,143,114
Hua Nan Financial Holdings Co. Ltd.		9,491,710	6,936,840
Innolux Corp.		10,271,819	6,160,509
Inventec Corp.		3,293,209	3,140,050
Largan Precision Co. Ltd.		111,000	8,251,751
Lite-On Technology Corp.		2,329,053	5,127,346
MediaTek, Inc.		1,666,989	54,658,321
Mega Financial Holding Co. Ltd.		11,843,833	14,206,645
Micro-Star International Co. Ltd.		749,000	3,765,847
momo.com, Inc.		49,000	3,149,937
Nan Ya Plastics Corp.		5,659,980	17,298,053
Nan Ya Printed Circuit Board Corp.		247,000	4,350,997
Nanya Technology Corp.		1,461,000	3,489,190
Nien Made Enterprise Co. Ltd.		169,000	2,318,477
Novatek Microelectronics Corp.		641,000	9,564,931
Oneness Biotech Co. Ltd. (a)		273,000	2,568,720
Pegatron Corp.		2,158,652	5,271,623
Phison Electronics Corp.		172,199	2,414,929
Pou Chen Corp.		2,556,240	3,130,465
Powertech Technology, Inc.		791,700	2,769,315
President Chain Store Corp.		649,000	6,549,434
Quanta Computer, Inc.		3,046,000	8,532,519
Realtek Semiconductor Corp.		509,744	9,134,935
Ruentex Development Co. Ltd.		1,335,490	3,400,476
Shin Kong Financial Holding Co. Ltd.		12,948,616	4,561,893
Sinopac Holdings Co.		11,343,250	5,764,302
Synnex Technology International Corp.		1,460,920	2,822,679
Taishin Financial Holdings Co. Ltd.		11,483,868	7,526,687
Taiwan Cement Corp.		5,591,311	9,688,661
Taiwan Cooperative Financial Holding Co. Ltd.		10,483,837	8,509,058
Taiwan High Speed Rail Corp.		2,273,000	2,371,365
Taiwan Mobile Co. Ltd.		1,772,400	6,244,297
Taiwan Semiconductor Manufacturing Co. Ltd.		27,123,000	574,803,977
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		5,467	621,598
The Shanghai Commercial & Savings Bank Ltd.		4,037,815	6,380,458
Uni-President Enterprises Corp.		5,214,620	12,472,390
Unimicron Technology Corp.		1,299,000	8,863,710
United Microelectronics Corp.		13,078,000	27,114,017
Vanguard International Semiconductor Corp.		1,001,000	5,194,631
Walsin Technology Corp.		403,000	2,185,419
Wan Hai Lines Ltd.		674,000	3,872,868
Win Semiconductors Corp.		368,000	4,724,726
Winbond Electronics Corp.		3,229,000	3,049,837
Wistron Corp.		3,475,291	3,644,406
Wiwynn Corp.		91,000	2,905,333
WPG Holding Co. Ltd.		1,799,378	3,353,842
Yageo Corp.		423,292	6,597,548
Yang Ming Marine Transport Corp. (a)		1,722,000	5,967,786
Yuanta Financial Holding Co. Ltd.		10,708,248	9,498,787

TOTAL TAIWAN			1,251,329,220

Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)		894,500	5,095,253
Advanced Information Service PCL NVDR		410,800	2,340,000
Airports of Thailand PCL:
(depositary receipt)		1,493,900	2,904,055
(For. Reg.)		3,379,500	6,569,552
Asset World Corp. PCL (a)		8,077,300	1,110,081
Asset World Corp. PCL NVDR (a)		2,412,000	331,486
B. Grimm Power PCL (For. Reg.)		794,300	1,017,413
Bangkok Commercial Asset Management PCL		1,206,100	690,654
Bangkok Commercial Asset Management PCL unit		2,181,100	1,248,972
Bangkok Dusit Medical Services PCL:
unit		2,421,800	1,715,259
(For. Reg.)		8,284,500	5,867,563
Bangkok Expressway and Metro PCL		5,848,100	1,586,284
Bangkok Expressway and Metro PCL NVDR		2,414,500	654,928
Berli Jucker PCL:
unit		478,300	486,517
(For. Reg)		600,400	610,714
BTS Group Holdings PCL:
unit		6,189,700	1,781,544
warrants 11/7/24 (a)		624,670	6,251
warrants 11/7/24 (a)		191,190	1,913
warrants 11/20/26 (a)		1,249,340	6,078
warrants 11/20/26 (a)		382,380	1,860
(For. Reg.)		4,476,600	1,288,473
Bumrungrad Hospital PCL:
NVDR		162,500	712,590
(For. Reg.)		333,600	1,462,893
Carabao Group PCL NVDR		338,600	1,265,413
Central Pattana PCL:
unit		453,800	810,357
(For. Reg.)		1,878,700	3,354,821
Central Retail Corp. PCL		1,222,150	1,279,979
Central Retail Corp. PCL NVDR		555,700	581,994
Charoen Pokphand Foods PCL (For. Reg.)		3,517,640	2,676,926
CP ALL PCL:
unit		1,402,600	2,705,437
(For. Reg.)		4,617,300	8,906,184
Delta Electronics PCL:
(For. Reg.)		273,200	3,425,292
NVDR		107,700	1,350,307
Electricity Generating PCL:
(For. Reg.)		240,100	1,291,677
NVDR		128,200	689,684
Energy Absolute PCL (For. Reg.)		1,281,300	2,529,390
Global Power Synergy Public Co. Ltd.		488,700	1,148,843
Global Power Synergy Public Co. Ltd. unit		654,000	1,537,432
Gulf Energy Development PCL:
unit		1,532,800	1,997,999
(For. Reg.)		2,054,300	2,677,772
Home Product Center PCL:
unit		2,741,100	1,206,150
(For. Reg.)		5,041,347	2,218,314
Indorama Ventures PCL:
unit		2,108,700	2,669,241
(For. Reg.)		1,678,000	2,124,051
Intouch Holdings PCL:
(For. Reg.)		1,148,900	2,605,628
NVDR		415,100	941,419
Krung Thai Bank PCL:
(For. Reg.)		1,971,475	683,302
NVDR		1,986,200	688,406
Krungthai Card PCL:
(For. Reg.)		502,900	875,301
NVDR		382,700	666,092
Land & House PCL (For. Reg.)		7,055,500	1,796,835
Minor International PCL:
unit (a)		1,058,782	1,045,061
warrants 2/15/24 (a)		99,924	12,167
warrants 2/15/24 (a)		12,037	1,466
(For. Reg.) (a)		2,339,241	2,308,925
Muangthai Leasing PCL		569,191	1,037,856
Muangthai Leasing PCL unit		394,600	719,509
Osotspa PCL		630,600	622,428
Osotspa PCL unit		1,113,100	1,098,675
PTT Exploration and Production PCL (For. Reg.)		1,224,151	4,335,074
PTT Global Chemical PCL:
(For. Reg.)		2,006,886	3,795,422
NVDR		413,300	781,633
PTT Oil & Retail Business PCL NVDR		3,862,400	3,201,206
PTT PCL:
(For. Reg.)		7,683,000	8,799,096
NVDR		3,426,500	3,924,262
Ratchaburi Electric Generating Holding PCL (For. Reg.)		514,200	705,127
SCG Packaging PCL NVDR		1,452,200	2,812,051
Siam Cement PCL:
(For. Reg.)		581,550	6,923,214
NVDR		285,300	3,396,429
Siam Commercial Bank PCL:
(For. Reg.)		539,400	2,048,354
(NVDR)		442,900	1,681,899
Sri Trang Gloves Thailand PCL		689,200	633,532
Sri Trang Gloves Thailand PCL NVDR		410,700	377,527
Srisawad Corp. PCL:
warrants 8/29/25 (a)		22,064	7,448
(For. Reg.)		677,100	1,306,040
Thai Oil PCL (For. Reg.)		1,052,600	1,768,609
Thai Union Frozen Products PCL (For. Reg.)		2,880,000	1,814,105
True Corp. PCL:
unit		7,580,400	927,559
(For. Reg.)		7,537,335	922,290

TOTAL THAILAND			149,201,543

Turkey - 0.1%
Akbank TAS		2,966,673	1,808,270
Aselsan A/S		723,588	1,236,587
Bim Birlesik Magazalar A/S JSC		518,330	3,350,760
Eregli Demir ve Celik Fabrikalari T.A.S.		1,575,661	3,227,040
Ford Otomotiv Sanayi A/S		65,450	1,263,524
Koc Holding A/S		909,120	2,229,774
Turk Sise ve Cam Fabrikalari A/S		1,985,030	1,788,055
Turkcell Iletisim Hizmet A/S		1,156,307	1,838,978
Turkiye Garanti Bankasi A/S		2,332,051	2,389,297
Turkiye Is Bankasi A/S Series C		1,358,673	795,645
Turkiye Petrol Rafinerileri A/S (a)		182,194	2,649,337

TOTAL TURKEY			22,577,267

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC		3,139,878	7,094,997
Abu Dhabi National Oil Co. for Distribution PJSC		2,788,601	3,249,313
Aldar Properties PJSC (a)		4,552,070	5,006,701
Dubai Islamic Bank Pakistan Ltd. (a)		1,986,794	2,763,981
Emaar Properties PJSC (a)		3,939,482	4,300,756
Emirates NBD Bank PJSC		2,625,325	9,970,539
Emirates Telecommunications Corp.		1,962,523	13,677,794
First Abu Dhabi Bank PJSC		4,809,711	23,333,937

TOTAL UNITED ARAB EMIRATES			69,398,018

United Kingdom - 8.3%
3i Group PLC		1,076,257	20,090,513
Abrdn PLC		2,461,718	8,557,220
Admiral Group PLC		214,103	8,409,406
Anglo American PLC (United Kingdom)		1,430,716	54,428,735
Antofagasta PLC		426,490	8,320,257
Ashtead Group PLC		494,110	41,411,360
Associated British Foods PLC		396,906	9,712,160
AstraZeneca PLC (United Kingdom)		1,708,058	213,680,345
Auto Trader Group PLC (c)		1,079,049	8,945,787
Aveva Group PLC		130,333	6,346,306
Aviva PLC		4,326,955	23,372,769
BAE Systems PLC		3,561,635	26,855,306
Barclays PLC		18,713,354	51,639,031
Barratt Developments PLC		1,120,590	10,167,658
Berkeley Group Holdings PLC		123,764	7,376,378
BHP Group PLC		2,332,293	61,599,491
BP PLC		16,873,631	80,839,908
BP PLC sponsored ADR		944,412	27,189,621
British American Tobacco PLC (United Kingdom)		2,387,369	83,043,211
British Land Co. PLC		987,570	6,680,657
BT Group PLC (a)		9,776,265	18,583,858
Bunzl PLC		375,827	13,897,414
Burberry Group PLC		438,984	11,588,883
Compass Group PLC (a)		1,977,024	41,953,699
Croda International PLC		154,480	19,995,499
Diageo PLC		2,573,464	128,034,180
Direct Line Insurance Group PLC		1,543,133	6,175,063
Evraz PLC		569,653	4,845,985
GlaxoSmithKline PLC		5,547,554	115,171,823
Halma PLC		421,008	17,066,170
Hargreaves Lansdown PLC		395,777	8,325,016
Hikma Pharmaceuticals PLC		194,931	6,421,222
HSBC Holdings PLC (United Kingdom)		22,522,546	135,702,177
Imperial Brands PLC		1,027,655	21,686,645
Informa PLC (a)		1,630,959	11,593,262
InterContinental Hotel Group PLC (a)		202,946	14,215,776
Intertek Group PLC		177,644	11,900,464
J Sainsbury PLC		1,853,112	7,593,013
JD Sports Fashion PLC		564,947	8,411,961
Johnson Matthey PLC		211,798	7,921,769
Kingfisher PLC		2,352,805	10,798,415
Land Securities Group PLC		803,871	7,557,946
Legal & General Group PLC		6,525,175	25,798,851
Lloyds Banking Group PLC		78,258,796	53,558,806
London Stock Exchange Group PLC		364,077	35,440,609
M&G PLC		2,845,487	7,780,594
Melrose Industries PLC		4,842,666	10,458,085
Mondi PLC		290,096	7,245,449
Mondi PLC		232,304	5,788,210
National Grid PLC		3,882,079	49,704,430
NatWest Group PLC		6,388,807	19,331,661
Next PLC		146,700	15,993,042
NMC Health PLC (a)		75,611	14,366
Ocado Group PLC (a)		539,734	13,317,913
Pearson PLC		490,178	4,033,489
Pearson PLC sponsored ADR (b)		334,503	2,769,685
Persimmon PLC		344,646	12,834,012
Phoenix Group Holdings PLC		716,235	6,436,016
Prudential PLC (a)		2,891,911	59,148,197
Reckitt Benckiser Group PLC		786,882	63,881,275
RELX PLC (London Stock Exchange)		2,130,543	66,012,684
Rentokil Initial PLC		2,050,210	16,509,415
Rio Tinto PLC		1,239,746	77,299,971
Rolls-Royce Holdings PLC (a)		9,254,247	16,702,440
Royal Dutch Shell PLC:
Class A (United Kingdom)		4,571,928	104,737,751
Class B (United Kingdom)		4,033,052	92,553,370
Sage Group PLC		1,148,672	11,173,883
Schroders PLC		136,449	6,759,889
Segro PLC		1,325,474	23,445,658
Severn Trent PLC		273,248	10,238,848
Smith & Nephew PLC		964,964	16,665,000
Smiths Group PLC		437,371	8,113,536
Spirax-Sarco Engineering PLC		81,564	17,418,989
SSE PLC		1,184,789	26,680,964
St. James's Place Capital PLC		598,839	12,944,652
Standard Chartered PLC (United Kingdom)		2,908,271	19,697,585
Taylor Wimpey PLC		3,989,293	8,437,730
Tesco PLC		8,571,134	31,646,912
Unilever PLC		2,891,240	154,802,421
United Utilities Group PLC		776,531	11,036,363
Vodafone Group PLC		21,558,586	31,774,175
Vodafone Group PLC sponsored ADR		896,840	13,407,758
Whitbread PLC (a)		223,641	10,008,289

TOTAL UNITED KINGDOM			2,569,709,332

United States of America - 0.2%
360 DigiTech, Inc. ADR (a)		96,587	1,971,341
Coca-Cola European Partners PLC		229,180	12,066,327
Dada Nexus Ltd. ADR (a)		69,295	1,407,381
DiDi Global, Inc. ADR (b)		341,995	2,759,900
Li Auto, Inc. ADR (a)		593,080	19,352,200
NICE Systems Ltd. sponsored ADR (a)		22,281	6,305,969
Southern Copper Corp.		97,646	5,857,784
Yum China Holdings, Inc.		461,125	26,321,015

TOTAL UNITED STATES OF AMERICA			76,041,917

TOTAL COMMON STOCKS
(Cost $24,351,543,802)			29,669,568,468

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.3%
Alpargatas SA (PN)		186,800	1,278,586
Ambev SA sponsored ADR		491,407	1,454,565
Banco Bradesco SA:
(PN)		5,007,986	17,658,124
(PN) sponsored ADR		1,276,557	4,467,950
Bradespar SA (PN)		307,463	2,650,900
Braskem SA (PN-A) (a)		199,600	1,926,046
BRF SA sponsored ADR (a)(b)		269,564	1,113,299
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)		249,442	1,495,644
Companhia Energetica de Minas Gerais (CEMIG) (PN)		1,298,888	2,964,258
Companhia Paranaense de Energia-COPEL (PN-B)		968,000	1,015,373
Gerdau SA		1,280,350	6,102,522
Itau Unibanco Holding SA		4,321,861	17,850,133
Itau Unibanco Holding SA sponsored ADR		1,038,799	4,227,912
Itausa-Investimentos Itau SA (PN)		4,745,507	8,618,563
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)		4,006,840	19,346,254
(PN) sponsored ADR (non-vtg.)		862,536	8,288,971
sponsored ADR		332,513	3,265,278

TOTAL BRAZIL			103,724,378

Chile - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B) (a)		154,975	8,416,467
Colombia - 0.0%
Bancolombia SA (PN)		488,682	4,386,249
France - 0.0%
Air Liquide SA (a)		41,793	6,977,670
Germany - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)		100,068	8,513,946
Fuchs Petrolub AG		82,625	3,958,121
Henkel AG & Co. KGaA		194,792	17,424,394
Porsche Automobil Holding SE (Germany)		168,986	17,587,467
Sartorius AG (non-vtg.)		28,756	18,628,781
Volkswagen AG		199,750	44,755,170

TOTAL GERMANY			110,867,879

Korea (South) - 0.2%
AMOREPACIFIC Corp.		1	61
Hyundai Motor Co.		31,101	2,589,217
Hyundai Motor Co. Series 2		46,389	3,877,465
LG Chemical Ltd.		7,810	2,552,268
LG Household & Health Care Ltd.		1,428	729,402
Samsung Electronics Co. Ltd.		860,721	47,042,250

TOTAL KOREA (SOUTH)			56,790,663

Russia - 0.0%
Surgutneftegas OJSC		8,171,517	4,451,250
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $284,888,463)			295,614,556
		Principal Amount(f)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $46,681)	INR	233,068	43,180
		Shares	Value

Money Market Funds - 3.9%
Fidelity Cash Central Fund 0.06% (g)		489,332,290	489,430,157
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)		703,099,699	703,170,009
TOTAL MONEY MARKET FUNDS
(Cost $1,192,599,758)			1,192,600,166
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $25,829,078,704)			31,157,826,370
NET OTHER ASSETS (LIABILITIES) - (0.9)%			(292,964,405)
NET ASSETS - 100%			$30,864,861,965

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	4,913	Dec. 2021	$574,722,740	$5,156,442	$5,156,442
ICE MSCI Emerging Markets Index Contracts (United States)	4,210	Dec. 2021	265,651,000	159,541	159,541
TME S&P/TSX 60 Index Contracts (Canada)	329	Dec. 2021	67,017,534	1,538,997	1,538,997
TOTAL FUTURES CONTRACTS					$6,854,980

The notional amount of futures purchased as a percentage of Net Assets is 2.9%

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $864,754,176 or 2.8% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Amount is stated in United States dollars unless otherwise noted.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$467,685,976	$8,634,412,521	$8,612,693,847	$669,829	$25,507	$--	$489,430,157	0.8%
Fidelity Securities Lending Cash Central Fund 0.06%	189,644,654	4,698,667,070	4,185,141,715	6,313,084	--	--	703,170,009	1.9%
Total	$657,330,630	$13,333,079,591	$12,797,835,562	$6,982,913	$25,507	$--	$1,192,600,166

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,836,235,912	$766,625,744	$1,066,922,988	$2,687,180
Consumer Discretionary	3,872,635,226	1,805,760,527	2,066,863,654	11,045
Consumer Staples	2,532,809,804	1,085,017,023	1,447,792,780	1
Energy	1,494,368,387	874,129,016	620,239,264	107
Financials	5,854,381,486	3,970,598,046	1,882,622,048	1,161,392
Health Care	2,817,480,418	944,172,282	1,873,308,136	--
Industrials	3,618,668,108	1,912,453,809	1,706,214,299	--
Information Technology	3,925,514,161	1,214,462,256	2,711,051,905	--
Materials	2,377,172,763	1,464,443,136	912,729,627	--
Real Estate	725,451,981	545,479,227	179,972,754	--
Utilities	910,464,778	600,664,783	309,799,993	2
Corporate Bonds	43,180	--	43,180	--
Money Market Funds	1,192,600,166	1,192,600,166	--	--
Total Investments in Securities:	$31,157,826,370	$16,376,406,015	$14,777,560,628	$3,859,727
Derivative Instruments:
Assets
Futures Contracts	$6,854,980	$6,854,980	$--	$--
Total Assets	$6,854,980	$6,854,980	$--	$--
Total Derivative Instruments:	$6,854,980	$6,854,980	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$6,854,980	$0
Total Equity Risk	6,854,980	0
Total Value of Derivatives	$6,854,980	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $649,746,679) — See accompanying schedule: Unaffiliated issuers (cost $24,636,478,946)	$29,965,226,204
Fidelity Central Funds (cost $1,192,599,758)	1,192,600,166
Total Investment in Securities (cost $25,829,078,704)		$31,157,826,370
Segregated cash with brokers for derivative instruments		36,390,919
Cash		299,309
Foreign currency held at value (cost $71,825,246)		71,479,485
Receivable for investments sold		10,435,233
Receivable for fund shares sold		295,265,304
Dividends receivable		51,346,318
Reclaims receivable		18,774,704
Interest receivable		160
Distributions receivable from Fidelity Central Funds		294,363
Receivable from investment adviser for expense reductions		309,350
Other receivables		749,363
Total assets		31,643,170,878
Liabilities
Payable for investments purchased
Regular delivery	$7,948,602
Delayed delivery	166,612
Payable for fund shares redeemed	21,772,440
Payable for daily variation margin on futures contracts	5,152,364
Other payables and accrued expenses	40,079,006
Collateral on securities loaned	703,189,889
Total liabilities		778,308,913
Net Assets		$30,864,861,965
Net Assets consist of:
Paid in capital		$25,413,369,669
Total accumulated earnings (loss)		5,451,492,296
Net Assets		$30,864,861,965
Net Asset Value, offering price and redemption price per share ($30,864,861,965 ÷ 1,985,086,396 shares)		$15.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$674,596,746
Non-Cash dividends		56,418,161
Income from Fidelity Central Funds (including $6,313,084 from security lending)		6,982,913
Income before foreign taxes withheld		737,997,820
Less foreign taxes withheld		(77,434,698)
Total income		660,563,122
Expenses
Custodian fees and expenses	$5,422,320
Independent trustees' fees and expenses	74,050
Legal	254
Total expenses before reductions	5,496,624
Expense reductions	(2,037,128)
Total expenses after reductions		3,459,496
Net investment income (loss)		657,103,626
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $40,540)	(183,275,414)
Fidelity Central Funds	25,507
Foreign currency transactions	(1,084,945)
Futures contracts	194,915,780
Total net realized gain (loss)		10,580,928
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $35,305,614)	4,782,083,244
Assets and liabilities in foreign currencies	(1,351,459)
Futures contracts	20,365,228
Total change in net unrealized appreciation (depreciation)		4,801,097,013
Net gain (loss)		4,811,677,941
Net increase (decrease) in net assets resulting from operations		$5,468,781,567

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$657,103,626	$362,606,481
Net realized gain (loss)	10,580,928	(350,457,114)
Change in net unrealized appreciation (depreciation)	4,801,097,013	(253,064,207)
Net increase (decrease) in net assets resulting from operations	5,468,781,567	(240,914,840)
Distributions to shareholders	(362,237,580)	(282,158,115)
Share transactions
Proceeds from sales of shares	10,518,243,482	9,185,580,728
Reinvestment of distributions	362,237,580	282,158,115
Cost of shares redeemed	(3,299,611,978)	(2,833,802,250)
Net increase (decrease) in net assets resulting from share transactions	7,580,869,084	6,633,936,593
Total increase (decrease) in net assets	12,687,413,071	6,110,863,638
Net Assets
Beginning of period	18,177,448,894	12,066,585,256
End of period	$30,864,861,965	$18,177,448,894
Other Information
Shares
Sold	695,122,777	751,055,863
Issued in reinvestment of distributions	25,892,608	21,771,460
Redeemed	(222,365,668)	(230,734,901)
Net increase (decrease)	498,649,717	542,092,422

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Global ex U.S. Index Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.23	$12.78	$11.80	$13.22	$10.95
Income from Investment Operations
Net investment income (loss)A	.38	.29	.40	.37	.33
Net realized and unrealized gain (loss)	3.18	(.56)	.90	(1.46)	2.21
Total from investment operations	3.56	(.27)	1.30	(1.09)	2.54
Distributions from net investment income	(.24)	(.26)	(.32)	(.31)	(.27)
Distributions from net realized gain	–	(.01)	–	(.02)	(.01)
Total distributions	(.24)	(.28)B	(.32)	(.33)	(.27)B
Net asset value, end of period	$15.55	$12.23	$12.78	$11.80	$13.22
Total ReturnC	29.34%	(2.27)%	11.36%	(8.48)%	23.84%
Ratios to Average Net AssetsD,E
Expenses before reductions	.02%	.02%	.04%	.06%	.06%
Expenses net of fee waivers, if any	.01%	.01%	.04%	.06%	.06%
Expenses net of all reductions	.01%	.01%	.04%	.06%	.06%
Net investment income (loss)	2.52%	2.42%	3.27%	2.82%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$30,864,862	$18,177,449	$12,066,585	$5,946,725	$4,997,008
Portfolio turnover rateF	5%G	5%	3%G	2%	4%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Series Global ex U.S. Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,856,174,481
Gross unrealized depreciation	(1,845,028,353)
Net unrealized appreciation (depreciation)	$5,011,146,128
Tax Cost	$26,148,219,239

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$713,013,142
Capital loss carryforward	$(233,205,289)
Net unrealized appreciation (depreciation) on securities and other investments	$5,010,657,754

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(13,296,134)
Long-term	(219,909,155)
Total capital loss carryforward	$(233,205,289)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$362,237,580	$ 282,158,115

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Global ex U.S. Index Fund	9,220,572,488	1,294,098,291

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series Global ex U.S. Index Fund	13,852,005	209,303,799

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Global ex U.S. Index Fund	$544,983	$25	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .013% of average net assets. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,037,099.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $29.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Global ex U.S. Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Global ex U.S. Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Series Global ex U.S. Index Fund	.01%
Actual		$1,000.00	$1,019.00	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 75% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Global ex U.S. Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity’s and Geode’s investment staffs, including their size, education, experience, and resources, as well as Fidelity’s and Geode’s approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity’s and Geode’s investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity’s and Geode’s trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2024.

At its July 2021 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective August 1, 2021) that lowered the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SGX-ANN-1221
1.899279.112

Fidelity® Emerging Markets Index Fund

Fidelity® Global ex U.S. Index Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Fidelity® Emerging Markets Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Global ex U.S. Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Emerging Markets Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Index Fund	15.95%	9.10%	4.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Index Fund on October 31, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$16,060	Fidelity® Emerging Markets Index Fund
$16,162	MSCI Emerging Markets Index

Fidelity® Emerging Markets Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 15.95%, compared with the 16.98% advance of the benchmark MSCI Emerging Markets (Net MA) index. (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) From a regional standpoint, Emerging Europe, the Middle East and Africa notably gained in value. By sector, information technology rose approximately 34% and contributed most, followed by financials, which gained roughly 35%, benefiting from the banks industry (+42%). The materials sector rose about 44%, energy gained roughly 56%, and industrials advanced about 30%. Other notable contributors included the consumer staples (+15%), utilities (+31%), and health care (+5%) sectors. In contrast, from a sector standpoint, stocks in the consumer discretionary sector returned about -15% and detracted most. This group was hampered by the retailing (-31%) industry. Real estate (-9%) and communication services (-1%) also hurt. Turning to individual stocks, the top contributor was Taiwan Semiconductor (+42%), from the semiconductors & semiconductor equipment category, followed by Samsung Electronics (+24%), within the technology hardware & equipment industry. In energy, Gazprom advanced roughly 163% and Sberbank of Russia (+109%) from the banks group also helped. Infosys, within the software & services segment, rose roughly 59% and boosted the fund. In contrast, the biggest individual detractor was Alibaba Group Holding (-45%), from the retailing category. Tencent Holdings, within the media & entertainment segment, returned about -19% and hindered the fund. In consumer services, TAL Education Group (-94%) and New Oriental Education & Technology Group (-87%) hurt. Another detractor was Ping An Insurance (-28%), a stock in the insurance group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.0
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.0
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	3.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.3
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.1
Infosys Ltd. (India, IT Services)	0.9
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	0.8
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	0.8
China Construction Bank Corp. (H Shares) (China, Banks)	0.8
22.9

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	18.6
Financials	18.9
Consumer Discretionary	13.8
Communication Services	9.7
Materials	7.9
Consumer Staples	5.7
Energy	4.9
Industrials	3.8
Health Care	3.9
Utilities	2.1

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Cayman Islands	19.5%
Taiwan	13.0%
Korea (South)	11.1%
India	10.9%
China	10.4%
United States of America	9.7%
Brazil	3.7%
Saudi Arabia	3.1%
Russia	3.1%
Other*	15.5%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Fidelity® Emerging Markets Index Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 89.2%
		Shares	Value
Argentina - 0.0%
YPF SA Class D sponsored ADR (a)		145,978	$613,108
Bailiwick of Jersey - 0.1%
Polymetal International PLC		262,666	4,893,392
Bermuda - 0.5%
Alibaba Health Information Technology Ltd. (a)		2,992,000	3,780,138
Alibaba Pictures Group Ltd. (a)		8,930,000	952,625
Beijing Enterprises Water Group Ltd.		3,336,000	1,273,430
Brilliance China Automotive Holdings Ltd. (a)		1,908,000	568,393
China Gas Holdings Ltd.		2,279,800	5,702,064
China Resource Gas Group Ltd.		684,000	3,674,725
China Youzan Ltd. (a)		10,212,000	1,299,387
Cosco Shipping Ports Ltd.		1,346,977	1,121,832
Credicorp Ltd.		4,639	602,838
Credicorp Ltd. (United States)		45,626	5,915,867
GOME Electrical Appliances Holdings Ltd. (a)(b)		8,805,802	894,105
HengTen Networks Group Ltd. (a)(b)		2,048,000	702,803
Hopson Development Holdings Ltd.		534,820	1,460,693
Huabao International Holdings Ltd. (b)		690,000	1,296,549
Kunlun Energy Co. Ltd.		2,884,000	2,639,172
Nine Dragons Paper (Holdings) Ltd.		1,214,000	1,525,984
Shenzhen International Holdings Ltd.		892,578	1,077,220

TOTAL BERMUDA			34,487,825

Brazil - 2.7%
Ambev SA		3,492,200	10,512,860
Americanas SA (a)		331,745	1,745,779
Atacadao SA		366,800	1,081,461
B3 SA - Brasil Bolsa Balcao		4,530,142	9,559,869
Banco Bradesco SA		1,186,164	3,572,910
Banco do Brasil SA		635,400	3,208,636
Banco Inter SA unit		254,402	1,600,211
Banco Santander SA (Brasil) unit		305,000	1,859,031
BB Seguridade Participacoes SA		516,000	2,019,639
BRF SA (a)		480,700	1,978,571
BTG Pactual Participations Ltd. unit		869,900	3,475,716
CCR SA		895,300	1,813,190
Centrais Eletricas Brasileiras SA (Electrobras)		238,665	1,430,603
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		252,500	1,574,825
Companhia Siderurgica Nacional SA (CSN)		514,000	2,074,652
Cosan SA		763,596	2,677,551
CPFL Energia SA		170,200	793,430
Energisa SA unit		135,600	951,925
ENGIE Brasil Energia SA		150,350	1,036,557
Equatorial Energia SA		672,400	2,725,914
Hapvida Participacoes e Investimentos SA (c)		852,500	1,743,125
Hypermarcas SA		280,800	1,396,089
Itausa-Investimentos Itau SA		29,512	54,017
JBS SA		650,100	4,498,105
Klabin SA unit		528,300	2,147,348
Localiza Rent A Car SA		448,949	3,603,492
Lojas Renner SA		664,471	3,794,589
Magazine Luiza SA		2,162,724	4,142,430
Natura & Co. Holding SA (a)		661,790	4,561,400
Notre Dame Intermedica Participacoes SA		386,418	4,394,257
Petroleo Brasileiro SA - Petrobras (ON)		2,817,297	13,812,433
Raia Drogasil SA		794,100	3,271,346
Rede D'Oregon Sao Luiz SA (c)		297,100	3,105,868
Rumo SA (a)		959,900	2,719,586
Suzano Papel e Celulose SA (a)		553,617	4,829,116
Telefonica Brasil SA		374,900	3,023,751
TIM SA		624,600	1,241,719
Totvs SA		363,500	2,109,972
Ultrapar Participacoes SA		536,800	1,241,228
Ultrapar Participacoes SA rights 11/3/21 (a)(d)		38,475	68
Vale SA		2,931,484	37,195,430
Via S/A (a)		943,500	1,028,124
Vibra Energia SA		860,991	3,200,608
Weg SA		1,241,264	8,137,561

TOTAL BRAZIL			170,944,992

British Virgin Islands - 0.0%
Mail.Ru Group Ltd. unit (a)		84,071	1,727,963
Tianhe Chemicals Group Ltd. (a)(d)		376,000	0

TOTAL BRITISH VIRGIN ISLANDS			1,727,963

Cayman Islands - 19.5%
3SBio, Inc. (a)(c)		943,000	862,947
51job, Inc. sponsored ADR (a)		22,441	1,336,586
AAC Technology Holdings, Inc.		536,500	2,318,869
Abu Dhabi Islamic Bank		1,074,807	1,708,853
Agile Property Holdings Ltd.		868,000	682,753
Agora, Inc. ADR (a)(b)		35,823	780,941
Airtac International Group		102,551	3,056,826
Akeso, Inc. (a)(c)		212,000	1,187,996
Alibaba Group Holding Ltd. (a)		11,228,540	230,888,627
Anta Sports Products Ltd.		800,000	12,503,053
Autohome, Inc. ADR Class A		56,514	2,223,826
Baidu, Inc. sponsored ADR (a)		205,261	33,301,545
Baozun, Inc. sponsored ADR (a)		43,771	757,238
BeiGene Ltd. ADR (a)		34,071	12,187,878
Bilibili, Inc. ADR (a)(b)		121,725	8,922,443
Bosideng International Holdings Ltd.		2,398,000	1,861,567
Burning Rock Biotech Ltd. ADR (a)		32,276	454,769
Chailease Holding Co. Ltd.		965,574	9,224,015
China Aoyuan Group Ltd.		895,000	353,146
China Conch Venture Holdings Ltd.		1,201,500	5,868,132
China East Education Holdings Ltd. (c)		406,500	387,143
China Education Group Holdings Ltd.		588,000	1,009,663
China Evergrande Group (b)		1,468,000	437,730
China Feihe Ltd. (c)		2,643,000	4,402,452
China Hongqiao Group Ltd.		1,688,000	1,876,640
China Huishan Dairy Holdings Co. Ltd. (a)(d)		888,000	1
China Liansu Group Holdings Ltd.		803,000	1,246,737
China Literature Ltd. (a)(c)		301,400	2,097,656
China Medical System Holdings Ltd.		1,005,000	1,712,782
China Meidong Auto Holding Ltd.		414,000	2,149,682
China Mengniu Dairy Co. Ltd.		2,336,000	14,876,782
China Overseas Property Holdings Ltd.		970,000	872,695
China Resources Cement Holdings Ltd.		1,808,000	1,524,385
China Resources Land Ltd.		2,372,744	9,240,299
China Resources Mixc Lifestyle Services Ltd. (c)		422,000	2,221,053
China State Construction International Holdings Ltd.		1,491,000	1,531,147
China Yuhua Education Corp. Ltd. (c)		1,118,000	508,672
ChinaSoft International Ltd.		1,934,000	3,236,383
Chindata Group Holdings Ltd. ADR (a)		64,457	641,992
CIFI Ever Sunshine Services Group Ltd.		556,000	1,009,025
CIFI Holdings Group Co. Ltd.		2,435,236	1,352,126
Country Garden Holdings Co. Ltd.		5,703,656	5,358,746
Country Garden Services Holdings Co. Ltd.		1,133,000	8,810,038
Dali Foods Group Co. Ltd. (c)		1,521,500	846,744
Daqo New Energy Corp. ADR (a)		43,510	3,384,643
ENN Energy Holdings Ltd.		584,700	10,122,626
Gaotu Techedu, Inc. ADR (a)(b)		91,561	269,189
GDS Holdings Ltd. ADR (a)(b)		66,002	3,920,519
Geely Automobile Holdings Ltd.		4,358,000	15,151,199
Genscript Biotech Corp. (a)		838,000	3,721,213
Greentown China Holdings Ltd.		645,500	892,691
Greentown Service Group Co. Ltd.		1,080,000	1,072,990
Haidilao International Holding Ltd. (b)(c)		784,000	2,196,671
Haitian International Holdings Ltd.		472,000	1,383,150
Hansoh Pharmaceutical Group Co. Ltd. (c)		876,000	1,956,800
Hello Group, Inc. ADR		116,683	1,452,703
Hengan International Group Co. Ltd.		483,000	2,523,482
Huazhu Group Ltd. ADR (a)		130,919	6,069,405
Hutchison China Meditech Ltd. sponsored ADR (a)		62,768	1,846,635
HUYA, Inc. ADR (a)(b)		58,970	484,733
I-Mab ADR (a)		24,110	1,489,757
Innovent Biologics, Inc. (a)(c)		861,500	7,728,642
iQIYI, Inc. ADR (a)		209,920	1,738,138
JD Health International, Inc. (c)		259,100	2,294,453
JD.com, Inc. sponsored ADR (a)		642,681	50,309,069
Jinxin Fertility Group Ltd. (a)(c)		928,000	1,314,383
Jiumaojiu International Holdings Ltd. (c)		538,000	1,348,371
JOYY, Inc. ADR		41,201	2,076,118
Kaisa Group Holdings Ltd.		2,069,142	319,127
KE Holdings, Inc. ADR (a)		264,999	4,828,282
Kingboard Chemical Holdings Ltd.		491,500	2,150,964
Kingboard Laminates Holdings Ltd.		693,000	1,086,640
Kingdee International Software Group Co. Ltd. (a)		1,925,000	6,358,525
Kingsoft Cloud Holdings Ltd. ADR (a)(b)		41,305	948,776
Kingsoft Corp. Ltd.		711,000	3,056,738
Kuaishou Technology Class B (c)		200,700	2,669,809
KWG Group Holdings Ltd.		939,500	821,104
Lee & Man Paper Manufacturing Ltd.		964,000	723,573
Legend Biotech Corp. ADR (a)		85	4,463
Li Ning Co. Ltd.		1,660,000	18,455,112
Logan Property Holdings Co. Ltd.		1,019,000	1,022,864
Longfor Properties Co. Ltd. (c)		1,345,500	6,536,842
Lufax Holding Ltd. ADR (a)(b)		127,507	804,569
Meituan Class B (a)(c)		2,981,700	101,463,200
Microport Scientific Corp.		470,100	2,217,424
Ming Yuan Cloud Group Holdings Ltd.		285,000	934,066
Minth Group Ltd.		558,000	2,230,422
NetEase, Inc. ADR		297,264	29,009,994
New Oriental Education & Technology Group, Inc. sponsored ADR		1,141,046	2,339,144
NIO, Inc. sponsored ADR (a)		1,007,157	39,692,057
Noah Holdings Ltd. sponsored ADR (a)		24,702	1,050,082
OneConnect Financial Technology Co. Ltd. ADR (a)		86,594	274,503
Pinduoduo, Inc. ADR (a)		324,426	28,847,960
Ping An Healthcare and Technology Co. Ltd. (a)(b)(c)		339,100	1,649,629
Powerlong Real Estate Holding Ltd.		1,072,000	738,503
RLX Technology, Inc. ADR (b)		457,981	2,225,788
Sany Heavy Equipment International Holdings Co. Ltd.		814,000	933,215
Seazen Group Ltd.		1,606,000	1,273,571
Shenzhou International Group Holdings Ltd.		611,500	13,174,280
Shimao Property Holdings Ltd.		914,500	1,438,658
Shimao Services Holdings Ltd. (c)		437,000	833,504
Silergy Corp.		59,000	9,704,435
Sino Biopharmaceutical Ltd.		7,673,000	5,680,416
Smoore International Holdings Ltd. (c)		1,324,000	6,347,304
SSY Group Ltd.		1,008,000	480,648
Sunac China Holdings Ltd.		1,897,000	4,086,334
Sunac Services Holdings Ltd. (c)		574,000	1,164,157
Sunny Optical Technology Group Co. Ltd.		527,300	14,245,673
TAL Education Group ADR (a)		311,959	1,275,912
Tencent Holdings Ltd.		4,257,800	259,001,092
Tencent Music Entertainment Group ADR (a)		494,054	3,883,264
Tingyi (Cayman Islands) Holding Corp.		1,456,000	2,724,678
Tongcheng-Elong Holdings Ltd. (a)		731,200	1,637,106
Topsports International Holdings Ltd. (c)		1,146,000	1,393,376
Trip.com Group Ltd. ADR (a)		377,169	10,771,947
Uni-President China Holdings Ltd.		959,000	818,426
Up Fintech Holdings Ltd. ADR (a)(b)		58,751	380,119
Vinda International Holdings Ltd.		266,000	733,333
Vipshop Holdings Ltd. ADR (a)		338,303	3,775,461
Vnet Group, Inc. ADR (a)		71,408	1,119,677
Want Want China Holdings Ltd.		3,561,000	2,759,826
Weibo Corp. sponsored ADR (a)(b)		46,654	2,098,497
Weimob, Inc. (a)(b)(c)		1,259,000	1,951,486
Wuxi Biologics (Cayman), Inc. (a)(c)		2,664,500	40,359,090
Xiaomi Corp. Class B (a)(c)		10,620,000	29,141,700
Xinyi Solar Holdings Ltd.		3,583,498	7,498,149
XPeng, Inc. ADR (a)		284,431	13,263,018
Yadea Group Holdings Ltd. (c)		886,000	1,525,917
Yihai International Holding Ltd.		348,000	2,046,270
Zai Lab Ltd. ADR (a)		56,162	5,863,313
Zhen Ding Technology Holding Ltd.		490,000	1,689,352
Zhenro Properties Group Ltd.		967,000	459,855
Zhongsheng Group Holdings Ltd. Class H		428,000	3,869,906
ZTO Express, Inc. sponsored ADR		321,533	9,430,563

TOTAL CAYMAN ISLANDS			1,253,873,851

Chile - 0.3%
Banco de Chile		33,593,233	2,915,405
Banco de Credito e Inversiones		40,331	1,358,116
Banco Santander Chile		48,774,127	2,134,430
Cencosud SA		1,055,856	1,544,522
Cencosud Shopping SA		376,886	364,762
Colbun SA		5,832,481	402,215
Compania Cervecerias Unidas SA		109,368	916,312
Empresas CMPC SA		829,994	1,531,433
Empresas COPEC SA		288,998	2,273,617
Enel Americas SA		15,854,342	1,802,737
Enel Chile SA		20,415,349	836,440
Falabella SA		556,598	1,539,180

TOTAL CHILE			17,619,169

China - 10.4%
360 Security Technology, Inc. (A Shares) (a)		317,700	597,137
A-Living Smart City Services C (H Shares) (c)		420,000	1,408,907
Addsino Co. Ltd. (A Shares)		71,700	171,814
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)		27,306	665,839
AECC Aero-Engine Control Co. Ltd. (A Shares)		51,000	212,415
AECC Aviation Power Co. Ltd.		118,300	1,092,554
Agricultural Bank of China Ltd.:
(A Shares)		3,030,400	1,390,840
(H Shares)		19,706,000	6,711,767
Aier Eye Hospital Group Co. Ltd. (A Shares)		237,087	1,796,173
Air China Ltd.:
(A Shares) (a)		203,800	270,747
(H Shares) (a)		1,518,000	1,071,116
Aluminum Corp. of China Ltd.:
(A shares) (a)		602,300	577,313
(H Shares) (a)		2,884,000	1,735,565
Angel Yeast Co. Ltd. (A Shares)		37,100	322,191
Anhui Conch Cement Co. Ltd.:
(A Shares)		121,700	723,465
(H Shares)		976,000	4,854,598
Anhui Gujing Distillery Co. Ltd.:
(A Shares)		7,000	248,769
(B Shares)		107,300	1,382,950
Anhui Honglu Steel Construction Group Co. Ltd.		23,400	153,790
Anhui Kouzi Distillery Co. Ltd. (A Shares)		26,700	252,714
Apeloa Pharmaceutical Co. Ltd. A Shares		52,400	284,015
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)		10,800	671,376
Autobio Diagnostics Co. Ltd.		26,090	222,706
Avary Holding Shenzhen Co. Ltd. (A Shares)		68,300	373,074
AVIC Capital Co. Ltd. (A Shares)		398,100	241,753
AVIC Electromechanical Systems Co. Ltd. (A Shares)		173,200	410,981
AviChina Industry & Technology Co. Ltd. (H Shares)		1,838,000	1,171,709
Avicopter PLC (A Shares)		26,200	256,939
Bank of Beijing Co. Ltd. (A Shares)		940,480	650,404
Bank of Chengdu Co. Ltd. (A Shares)		161,000	320,706
Bank of China Ltd.:
(A Shares)		880,800	419,379
(H Shares)		59,550,000	21,074,852
Bank of Communications Co. Ltd.:
(A Shares)		1,367,100	964,648
(H Shares)		6,874,000	4,090,562
Bank of Hangzhou Co. Ltd. (A Shares)		263,520	587,451
Bank of Jiangsu Co. Ltd. (A Shares)		656,800	644,932
Bank of Nanjing Co. Ltd. (A Shares)		444,800	673,545
Bank of Ningbo Co. Ltd. (A Shares)		266,800	1,591,033
Bank of Shanghai Co. Ltd. (A Shares)		631,177	718,305
Baoshan Iron & Steel Co. Ltd. (A Shares)		990,300	1,102,266
BBMG Corp.:
(A Shares)		233,900	102,605
(H Shares)		316,000	53,205
Beijing BDStar Navigation Co. Ltd. (A Shares) (a)		22,800	141,020
Beijing Capital International Airport Co. Ltd. (H Shares) (a)		1,390,000	902,191
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)		184,400	246,989
Beijing E-Hualu Information Technology Co. Ltd. (A Shares) (a)		28,940	130,700
Beijing Enlight Media Co. Ltd. (A Shares)		130,100	190,100
Beijing Kingsoft Office Software, Inc. (A Shares)		17,064	786,584
Beijing New Building Materials PLC (A Shares)		74,900	330,200
Beijing Originwater Technology Co. Ltd. (A Shares)		140,400	152,986
Beijing Roborock Technology Co. Ltd. (A Shares)		2,963	416,298
Beijing Shiji Information Technology Co. Ltd. (A Shares)		44,800	165,611
Beijing Shunxin Agriculture Co. Ltd.		33,100	168,348
Beijing Sinnet Technology Co. Ltd. (A Shares)		68,700	141,674
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)		61,000	274,920
Beijing United Information Technology Co. Ltd. (A Shares)		15,300	267,987
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)		18,000	621,651
Beijing Yanjing Brewery Co. Ltd. (A Shares)		127,100	131,549
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. (A Shares)		10,300	260,485
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)		1,819,300	1,306,448
Betta Pharmaceuticals Co. Ltd. (A Shares)		18,300	226,259
BGI Genomics Co. Ltd.		18,400	255,990
BOC International China Co. Ltd.		82,300	170,619
BOE Technology Group Co. Ltd. (A Shares)		1,666,500	1,277,370
By-Health Co. Ltd. (A Shares)		75,600	300,712
BYD Co. Ltd.:
(A Shares)		83,500	4,057,977
(H Shares)		577,000	22,068,854
C&S Paper Co. Ltd. (A Shares)		58,400	155,350
Caitong Securities Co. Ltd.		160,500	257,071
CanSino Biologics, Inc.:
(A Shares) (a)		6,243	266,941
(H Shares) (a)(c)		55,000	1,416,618
CGN Power Co. Ltd. (H Shares) (c)		7,857,000	2,120,648
Chacha Food Co. Ltd. (A Shares)		22,600	200,748
Changchun High & New Technology Industry Group, Inc. (A Shares)		18,000	766,449
Changjiang Securities Co. Ltd. (A Shares)		247,800	280,072
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)		12,300	439,061
Chaozhou Three-Circle Group Co. (A Shares)		80,800	504,547
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)		75,000	191,195
China Baoan Group Co. Ltd. (A Shares)		114,700	374,410
China Bohai Bank Co. Ltd. (H Shares) (c)		2,293,000	869,398
China Cinda Asset Management Co. Ltd. (H Shares)		6,534,000	1,091,729
China CITIC Bank Corp. Ltd.:
(A Shares)		212,900	150,890
(H Shares)		6,300,000	2,769,231
China Communications Services Corp. Ltd. (H Shares)		1,768,000	977,109
China Construction Bank Corp.:
(A Shares)		1,579,000	1,461,729
(H Shares)		69,698,000	47,435,119
China CSSC Holdings Ltd. (A Shares)		175,400	617,456
China Eastern Airlines Corp. Ltd. (A Shares) (a)		494,200	372,632
China Everbright Bank Co. Ltd.:
(A Shares)		1,606,800	862,880
(H Shares)		2,687,000	946,261
China Fortune Land Development Co. Ltd. (A Shares) (a)		171,890	98,748
China Galaxy Securities Co. Ltd.:
(A Shares)		136,500	210,533
(H Shares)		2,764,000	1,541,772
China Great Wall Securities Co. Ltd. (A Shares)		115,200	205,196
China Greatwall Technology Group Co. Ltd. (A Shares)		130,100	273,168
China Huarong Asset Management Co. Ltd. (a)(c)(d)		6,661,000	873,237
China International Capital Corp. Ltd.		38,900	292,460
China International Capital Corp. Ltd. (H Shares) (c)		1,083,600	2,696,292
China International Travel Service Corp. Ltd. (A Shares)		86,600	3,629,339
China Jushi Co. Ltd. (A Shares)		178,104	532,164
China Life Insurance Co. Ltd.:
(A Shares)		113,300	527,080
(H Shares)		5,532,000	9,610,582
China Longyuan Power Grid Corp. Ltd. (H Shares)		2,471,000	5,773,765
China Merchants Bank Co. Ltd.:
(A Shares)		866,600	7,301,316
(H Shares)		2,930,346	24,687,897
China Merchants Energy Shipping Co. Ltd. (A Shares)		363,120	259,624
China Merchants Property Operation & Service Co. Ltd. (A Shares)		46,300	97,576
China Merchants Securities Co. Ltd. (A Shares)		330,000	884,018
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		349,500	569,065
China Minsheng Banking Corp. Ltd.:
(A Shares)		1,399,200	849,688
(H Shares)		4,588,040	1,822,125
China Molybdenum Co. Ltd.:
(A Shares)		673,400	629,695
(H Shares)		2,652,000	1,646,316
China National Building Materials Co. Ltd. (H Shares)		2,862,000	3,597,501
China National Chemical Engineering Co. Ltd. (A Shares)		219,600	360,301
China National Medicines Corp. Ltd. (A Shares)		33,000	157,124
China National Nuclear Power Co. Ltd. (A Shares)		648,400	693,368
China National Software & Service Co. Ltd. (A Shares)		22,100	176,641
China Northern Rare Earth Group High-Tech Co. Ltd.		139,800	1,104,302
China Oilfield Services Ltd. (H Shares)		1,344,000	1,293,819
China Pacific Insurance (Group) Co. Ltd.		269,800	1,154,044
China Pacific Insurance (Group) Co. Ltd. (H Shares)		1,999,200	6,166,802
China Petroleum & Chemical Corp.:
(A Shares)		1,162,500	771,280
(H Shares)		18,271,000	8,902,234
China Railway Group Ltd.:
(A Shares)		751,800	616,157
(H Shares)		3,231,000	1,582,175
China Railway Signal & Communications Corp. (A Shares)		317,764	244,558
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)		43,500	163,861
China Shenhua Energy Co. Ltd.:
(A Shares)		169,600	526,612
(H Shares)		2,671,500	5,754,687
China South Publishing & Media Group Co. Ltd. (A Shares)		79,300	101,512
China Southern Airlines Ltd.:
(A Shares) (a)		359,700	368,362
(H Shares) (a)		1,606,000	978,400
China State Construction Engineering Corp. Ltd. (A Shares)		1,862,380	1,354,828
China Tower Corp. Ltd. (H Shares) (c)		31,068,000	4,032,990
China TransInfo Technology Co. Ltd. (A Shares)		70,200	146,630
China United Network Communications Ltd. (A Shares)		1,375,400	876,030
China Vanke Co. Ltd.:
(A Shares)		377,200	1,072,288
(H Shares)		1,323,800	3,100,011
China Yangtze Power Co. Ltd. (A Shares)		1,010,000	3,350,505
China Zheshang Bank Co. Ltd.		743,100	399,058
Chongqing Brewery Co. Ltd. (A Shares) (a)		21,500	504,964
Chongqing Changan Automobile Co. Ltd. (A Shares)		282,320	859,422
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)		39,600	215,626
Chongqing Rural Commercial Bank Co. Ltd.:
(A Shares)		43,500	25,941
(H Shares)		2,170,000	780,927
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)		71,000	1,664,786
CITIC Securities Co. Ltd.:
(A Shares)		370,400	1,496,461
(H Shares)		1,823,000	4,643,899
Contemporary Amperex Technology Co. Ltd.		103,400	10,318,128
COSCO Shipping Energy Transportation Co. Ltd.:
(A Shares)		24,600	22,773
(H Shares)		276,000	122,028
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares)		529,610	1,366,655
(H Shares) (b)		2,536,550	3,938,246
CRRC Corp. Ltd. (A Shares)		1,078,800	1,000,362
CSC Financial Co. Ltd. (A Shares)		192,200	848,821
Daan Gene Co. Ltd.		62,496	187,808
DaShenLin Pharmaceutical Group Co. Ltd.		35,180	194,250
DHC Software Co. Ltd. (A Shares)		138,600	150,159
Dong E-E-Jiao Co. Ltd. (A Shares)		29,100	184,574
Dongfang Electric Corp. Ltd. (A Shares)		123,700	350,491
Dongfeng Motor Group Co. Ltd. (H Shares)		2,010,000	1,878,118
Dongxing Securities Co. Ltd. (A Shares)		123,600	211,475
East Money Information Co. Ltd. (A Shares)		459,232	2,358,620
Ecovacs Robotics Co. Ltd. Class A		21,200	567,584
ENN Natural Gas Co. Ltd. (A Shares)		84,500	242,851
Eve Energy Co. Ltd. (A shares)		83,855	1,485,127
Everbright Securities Co. Ltd. (A Shares)		173,600	412,743
Fangda Carbon New Material Co. Ltd. (A Shares)		169,281	283,820
FAW Jiefang Group Co. Ltd. (A Shares)		138,000	224,264
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)		51,200	137,716
Financial Street Holdings Co. Ltd. (A Shares)		131,200	119,613
First Capital Securities Co. Ltd. (A Shares)		188,000	200,451
Flat Glass Group Co. Ltd. (b)		122,000	658,570
Flat Glass Group Co. Ltd. (A Shares)		167,600	1,439,281
Focus Media Information Technology Co. Ltd. (A Shares)		651,920	749,035
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		155,822	2,846,550
Founder Securities Co. Ltd. (A Shares)		366,400	466,741
Foxconn Industrial Internet Co. Ltd. (A Shares)		323,196	572,653
Fu Jian Anjoy Foods Co. Ltd. (A Shares)		10,900	344,811
Fujian Sunner Development Co. Ltd. A Shares		55,300	193,722
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)		178,400	1,375,789
(H Shares) (c)		325,200	1,876,676
G-bits Network Technology Xiamen Co. Ltd. (A Shares)		3,200	171,066
Ganfeng Lithium Co. Ltd. (A Shares)		94,500	2,469,547
GCL System Integration Technology Co. Ltd. (a)		260,800	164,075
GEM Co. Ltd. (A Shares)		213,800	363,801
Gemdale Corp. (A Shares)		199,700	316,427
GF Securities Co. Ltd.:
(A Shares)		204,700	642,948
(H Shares)		924,200	1,570,326
Giant Network Group Co. Ltd. (A Shares)		75,400	117,001
Gigadevice Semiconductor Beijing, Inc. (A Shares)		29,484	780,210
GoerTek, Inc. (A Shares)		151,700	1,031,108
Gotion High-tech Co. Ltd. (A Shares) (a)		57,000	524,107
Great Wall Motor Co. Ltd.:
(A Shares)		97,400	1,033,946
(H Shares)		2,297,000	10,362,406
Greenland Holdings Corp. Ltd. (A Shares)		370,479	237,703
GRG Banking Equipment Co. Ltd. (A Shares)		110,400	178,550
Guangdong Haid Group Co. Ltd. (A Shares)		73,800	756,347
Guangdong Hongda Blasting Co. Ltd. (A Shares)		33,600	144,403
Guangdong Kinlong Hardware Products Co. Ltd. (A Shares)		14,300	298,200
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd.		36,600	128,156
Guanghui Energy Co. Ltd. (A Shares) (a)		302,000	311,629
Guangzhou Automobile Group Co. Ltd.		84,200	227,136
Guangzhou Automobile Group Co. Ltd. (H Shares)		1,904,000	1,801,098
Guangzhou Baiyunshan Pharma Health (A Shares)		62,500	284,120
Guangzhou Haige Communications Group (A Shares)		103,500	152,525
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)		20,500	366,397
Guangzhou R&F Properties Co. Ltd. (H Shares) (b)		1,246,400	781,753
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)		29,700	352,371
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)		42,400	1,091,680
Guangzhou Wondfo Biotech Co. Ltd. (A Shares)		19,808	107,207
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)		110,065	132,819
Guolian Securities Co. Ltd.		72,000	137,464
Guosen Securities Co. Ltd. (A Shares)		285,400	507,912
Guotai Junan Securities Co. Ltd. (A Shares)		334,400	914,598
Guoyuan Securities Co. Ltd. (A Shares)		196,010	227,045
Haier Smart Home Co. Ltd.		1,704,000	6,373,164
Haier Smart Home Co. Ltd. (A Shares)		248,000	1,053,054
Haitong Securities Co. Ltd.:
(A Shares)		272,900	526,139
(H Shares)		2,360,000	2,102,024
Hanergy Mobile Energy Holding (a)(d)		1,618,000	2
Hangzhou First Applied Material Co. Ltd. (A Shares)		41,000	917,192
Hangzhou Great Star Industrial Co. Ltd. (A Shares) (a)		50,900	254,510
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)		42,900	173,455
Hangzhou Robam Appliances Co. Ltd. (A Shares)		42,200	206,397
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)		58,400	562,234
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)		22,300	593,205
(H Shares) (c)		83,100	1,620,239
Hefei Meiya Optoelectronic Technology, Inc. (A Shares)		29,900	188,714
Heilongjiang Agriculture Co. Ltd. (A Shares)		79,300	170,342
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)		128,223	590,497
Hengli Petrochemical Co. Ltd. (A Shares)		260,340	895,741
Hengyi Petrochemical Co. Ltd. (A Shares)		163,220	279,009
Hesteel Co. Ltd. (A Shares)		478,400	183,720
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)		23,900	420,897
Hongfa Technology Co. Ltd. (A Shares)		33,100	384,132
Huaan Securities Co. Ltd. (A Shares)		210,190	167,673
Huadian Power International Corp. Ltd. (A Shares)		303,400	208,874
Huadong Medicine Co. Ltd. (A Shares)		77,680	444,319
Huafon Chemical Co. Ltd. (A Shares)		205,700	381,809
Huagong Tech Co. Ltd. (A Shares)		44,800	201,419
Hualan Biological Engineer, Inc. (A Shares)		81,060	375,831
Huaneng Power International, Inc.:
(A Shares)		217,400	261,664
(H Shares)		2,784,000	1,442,005
Huatai Securities Co. Ltd.:
(A Shares)		195,700	484,839
(H Shares) (c)		1,387,200	2,068,186
HUAXI Securities Co. Ltd.		118,000	166,710
Huaxia Bank Co. Ltd. (A Shares)		569,900	500,884
Huaxin Cement Co. Ltd. (A Shares)		60,800	158,887
Huayu Automotive Systems Co. Ltd. (A Shares)		140,300	585,665
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)		218,000	110,604
Huizhou Desay SV Automotive Co. Ltd.		20,400	341,871
Humanwell Healthcare Group Co. Ltd. (A Shares)		72,500	238,583
Hunan Valin Steel Co. Ltd. (A Shares)		273,400	227,913
Hundsun Technologies, Inc. (A Shares)		65,079	640,046
iFlytek Co. Ltd. (A Shares)		102,500	902,790
IMEIK Technology Development Co. Ltd. (A Shares)		8,000	781,423
Industrial & Commercial Bank of China Ltd.:
(A Shares)		2,334,800	1,702,145
(H Shares)		42,279,000	23,175,753
Industrial Bank Co. Ltd. (A Shares)		922,400	2,682,639
Industrial Securities Co. Ltd. (A Shares)		297,800	424,449
Ingenic Semiconductor Co. Ltd. (A Shares)		20,800	446,149
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		270,400	1,815,119
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)		1,751,700	768,415
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)		373,500	299,115
Inspur Electronic Information Industry Co. Ltd. (A Shares)		64,596	313,413
Intco Medical Technology Co. Ltd. (A Shares)		23,550	188,709
JA Solar Technology Co. Ltd. (A Shares)		70,900	1,009,972
Jafron Biomedical Co. Ltd. (A Shares)		35,790	288,745
Jason Furniture Hangzhou Co. Ltd. (A Shares)		28,100	273,027
JCET Group Co. Ltd. (A Shares)		79,100	381,685
Jiangsu Changshu Rural Commercial Bank Co. Ltd.		122,900	139,290
Jiangsu Eastern Shenghong Co. Ltd.		143,300	609,597
Jiangsu Expressway Co. Ltd. (H Shares)		904,000	855,143
Jiangsu Hengli Hydraulic Co. Ltd.		57,976	743,056
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		283,875	2,182,103
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)		55,800	429,623
Jiangsu Shagang Co. Ltd. (A Shares)		98,800	95,781
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		66,900	1,944,416
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)		13,800	253,714
Jiangsu Yoke Technology Co. Ltd. (A Shares)		20,600	244,245
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)		44,700	245,839
Jiangsu Zhongnan Construction Group Co. Ltd. (A Shares)		164,600	98,414
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)		136,200	214,960
Jiangxi Copper Co. Ltd.:
(A Shares)		92,000	334,493
(H Shares)		823,000	1,440,686
Jiangxi Zhengbang Technology Co. Ltd. (A Shares)		139,600	218,365
Jilin Aodong Pharmaceutical Group Co. Ltd. (A Shares)		52,700	130,233
Jinke Properties Group Co. Ltd. (A Shares)		235,000	162,885
JiuGui Liquor Co. Ltd. (A Shares)		14,500	486,468
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)		86,800	156,235
Joinn Laboratories China Co. Ltd. (A Shares)		14,140	353,183
Jointown Pharmaceutical Group (A Shares)		81,400	172,693
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)		35,400	200,880
Joyoung Co. Ltd. (A Shares)		33,900	123,571
Juewei Food Co. Ltd.		27,300	280,639
Kingfa Sci & Tech Co. Ltd. (A Shares)		114,400	209,486
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)		95,900	306,904
Kunlun Tech Co. Ltd. (A Shares)		52,300	152,595
Kweichow Moutai Co. Ltd. (A Shares)		55,800	15,906,844
Lakala Payment Co. Ltd. (A Shares)		35,600	133,880
Laobaixing Pharmacy Chain JSC (A Shares)		18,220	124,439
Lb Group Co. Ltd. (A Shares)		99,473	440,860
Lens Technology Co. Ltd. (A Shares)		220,600	732,492
Leo Group Co. Ltd. (A Shares)		299,500	106,601
Lepu Medical Technology Beijing Co. Ltd. (A Shares)		79,400	264,264
Leyard Optoelectronic Co. Ltd. (A Shares)		113,200	166,290
Liaoning Chengda Co. Ltd. (A Shares)		67,600	214,754
Lingyi iTech Guangdong Co. (A Shares) (a)		312,900	325,319
Livzon Pharmaceutical Group, Inc. (A Shares)		27,600	151,405
LONGi Green Energy Technology Co. Ltd.		240,320	3,664,967
Luxi Chemical Group Co. Ltd.		84,900	217,361
Luxshare Precision Industry Co. Ltd. (A Shares)		311,328	1,877,956
Luzhou Laojiao Co. Ltd. (A Shares)		65,000	2,323,186
Maccura Biotechnology Co. Ltd. (A Shares)		24,900	108,179
Mango Excellent Media Co. Ltd. (A Shares)		83,007	509,128
Maxscend Microelectronics Co. Ltd. (A Shares)		14,860	717,256
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)		172,760	194,720
Metallurgical Corp. China Ltd. (A Shares)		679,700	430,798
Mingyang Smart Energy Group Ltd.		86,700	419,441
Montage Technology Co. Ltd. (A Shares)		33,473	340,178
Muyuan Foodstuff Co. Ltd. (A Shares)		233,540	2,082,109
Nanji E-Commerce Co. Ltd. (A Shares)		109,000	122,004
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.		53,850	311,882
Nanjing Securities Co. Ltd. (A Shares)		164,300	249,050
NARI Technology Co. Ltd. (A Shares)		246,260	1,496,609
National Silicon Industry Group Co. Ltd. (A Shares) (a)		91,774	404,159
NAURA Technology Group Co. Ltd.		22,000	1,275,026
NavInfo Co. Ltd. (A Shares) (a)		101,300	185,023
New China Life Insurance Co. Ltd.		67,900	415,196
New China Life Insurance Co. Ltd. (H Shares)		705,300	2,044,151
New Hope Liuhe Co. Ltd. (A Shares) (a)		199,900	449,059
Ninestar Corp. (A Shares)		47,800	274,081
Ningbo Joyson Electronic Corp. (A shares)		60,900	168,561
Ningbo Tuopu Group Co. Ltd. (A Shares)		49,000	397,003
Ningxia Baofeng Energy Group Co. Ltd.		271,300	618,348
Nongfu Spring Co. Ltd. (H Shares) (c)		298,200	1,511,984
Northeast Securities Co. Ltd. (A Shares)		105,500	141,968
Offcn Education Technology Co. A Shares (a)		100,281	163,437
Offshore Oil Enginering Co. Ltd. (A Shares)		202,200	146,779
OFILM Group Co. Ltd. (A Shares)		119,400	139,423
Oppein Home Group, Inc. (A Shares)		22,260	442,333
Orient Securities Co. Ltd. (A Shares)		265,100	569,453
Ovctek China, Inc. (A Shares)		37,920	404,847
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)		329,300	205,628
People's Insurance Co. of China Group Ltd.:
(A Shares)		195,400	153,129
(H Shares)		6,296,000	1,966,362
Perfect World Co. Ltd. (A Shares)		86,400	234,419
PetroChina Co. Ltd.:
(A Shares)		904,400	773,697
(H Shares)		15,704,000	7,571,648
Pharmaron Beijing Co. Ltd.:
(A Shares)		28,700	857,315
(H Shares) (c)		100,200	2,182,880
PICC Property & Casualty Co. Ltd. (H Shares)		5,103,840	4,775,523
Ping An Bank Co. Ltd. (A Shares)		861,600	2,622,831
Ping An Insurance Group Co. of China Ltd.:
(A Shares)		537,794	4,161,644
(H Shares)		4,630,000	33,163,454
Poly Developments & Holdings (A Shares)		530,600	1,040,368
Poly Property Development Co. Ltd. (H Shares)		90,600	508,864
Postal Savings Bank of China Co. Ltd.		867,200	732,397
Postal Savings Bank of China Co. Ltd. (H Shares) (c)		6,204,000	4,513,160
Power Construction Corp. of China Ltd. (A Shares)		679,900	871,401
Proya Cosmetics Co. Ltd. (A Shares)		8,900	279,265
Qianhe Condiment and Food Co. Ltd. (A Shares)		35,600	136,437
Qingdao Rural Commercial Bank Corp. (A Shares)		247,700	147,713
Raytron Technology Co. Ltd. (A Shares)		19,766	223,310
Risesun Real Estate Development Co. Ltd. (A Shares)		188,900	126,508
Riyue Heavy Industry Co. Ltd. (A Shares)		43,000	261,192
Rongsheng Petrochemical Co. Ltd. (A Shares)		449,400	1,209,485
SAIC Motor Corp. Ltd. (A Shares)		346,500	1,096,986
Sailun Group Co. Ltd. A Shares		109,900	229,897
Sanan Optoelectronics Co. Ltd. (A Shares)		198,900	1,043,288
Sangfor Technologies, Inc.		18,400	582,555
Sany Heavy Industry Co. Ltd. (A Shares)		376,600	1,349,840
Satellite Chemical Co. Ltd. (A Shares)		76,780	466,859
SDIC Capital Co. Ltd.		286,232	366,406
SDIC Power Holdings Co. Ltd. (A Shares)		309,800	510,228
Sealand Securities Co. Ltd. (A Shares)		245,100	147,693
Seazen Holdings Co. Ltd. (A Shares)		100,100	535,054
SF Holding Co. Ltd. (A Shares)		202,200	2,040,071
SG Micro Corp. (A Shares)		10,400	526,027
Shaanxi Coal Industry Co. Ltd. (A Shares)		379,200	740,552
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)		50,543	138,001
Shandong Gold Mining Co. Ltd.:
(A Shares)		385,184	1,197,809
(H Shares) (c)		105,000	190,823
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)		93,920	455,690
Shandong Linglong Tyre Co. Ltd. (A Shares)		61,200	337,062
Shandong Nanshan Aluminum Co. Ltd. (A Shares)		533,500	359,789
Shandong Pharmaceutical Glass Co. Ltd. (A Shares)		24,400	129,547
Shandong Sun Paper Industry JSC Ltd. (A Shares)		116,300	208,426
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		1,840,000	3,135,840
Shanghai Bailian Group Co. Ltd. (A Shares)		71,500	153,699
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)		33,400	331,615
Shanghai Baosight Software Co. Ltd. (A Shares)		49,600	542,013
Shanghai Construction Group Co. Ltd. (A Shares)		394,400	201,333
Shanghai Electric Group Co. Ltd. (A Shares)		567,400	420,739
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)		77,700	606,486
(H Shares)		386,500	1,823,090
Shanghai International Airport Co. Ltd. (A Shares) (a)		42,600	351,135
Shanghai International Port Group Co. Ltd. (A Shares)		411,600	363,682
Shanghai Jahwa United Co. Ltd. (A Shares)		30,200	225,967
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)		40,600	342,255
Shanghai Lingang Holdings Corp. Ltd. (A Shares)		70,560	162,032
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		813,783	723,453
Shanghai M&G Stationery, Inc. (A Shares)		41,100	407,423
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)		99,400	289,398
(H Shares)		556,900	1,020,679
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		1,303,500	1,819,192
Shanghai Putailai New Energy Technology Co. Ltd.		30,812	855,179
Shanghai RAAS Blood Products Co. Ltd. (A Shares)		300,500	309,612
Shanghai Yuyuan Tourist Mart Group Co. Ltd.		143,100	219,595
Shanghai Zhangjiang High Ltd. (A Shares)		68,300	177,954
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)		133,500	269,678
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)		190,300	333,914
Shanxi Securities Co. Ltd. (A Shares)		161,130	157,464
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)		253,900	305,199
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)		54,140	2,548,212
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)		152,460	219,917
Shenergy Co. Ltd. (A Shares)		219,800	212,397
Shenghe Resources Holding Co. Ltd. (A Shares)		78,400	247,473
Shengyi Technology Co. Ltd.		101,900	353,944
Shennan Circuits Co. Ltd. (A Shares)		21,740	301,474
Shenwan Hongyuan Group Co. Ltd. (A Shares)		1,003,100	803,326
Shenzhen Capchem Technology Co. Ltd. (A Shares)		18,300	409,552
Shenzhen Energy Group Co. Ltd. (A Shares)		176,260	223,429
Shenzhen Goodix Technology Co. Ltd. (A Shares)		20,300	324,477
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (A Shares)		46,100	110,541
Shenzhen Inovance Technology Co. Ltd. (A Shares)		114,550	1,166,467
Shenzhen Kaifa Technology Co. Ltd. (A Shares)		69,500	160,574
Shenzhen Kangtai Biological Products Co. Ltd.		30,500	543,984
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		54,000	3,170,411
Shenzhen MTC Co. Ltd. (A Shares) (a)		201,400	154,058
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)		363,900	355,620
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares) (a)		49,400	222,872
Shenzhen SC New Energy Technology Corp. (A Shares)		15,400	275,461
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)		36,100	186,255
Shenzhen Sunway Communication Co. Ltd. (A Shares)		43,100	160,067
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)		75,060	188,067
Sichuan Chuantou Energy Co. Ltd. (A Shares)		163,800	334,721
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)		63,300	174,610
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)		212,500	398,743
Sichuan Swellfun Co. Ltd. (A Shares)		21,700	429,071
Sinolink Securities Co. Ltd. (A Shares)		135,100	226,089
Sinoma Science & Technology Co. Ltd. (A Shares)		74,600	438,813
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares)		270,200	164,084
Sinopharm Group Co. Ltd. (H Shares)		991,600	2,365,413
Sinotrans Ltd.		74,500	52,568
Sinotrans Ltd. (H Shares)		210,000	68,826
SKSHU Paint Co. Ltd. (A Shares)		16,680	290,232
Songcheng Performance Development Co. Ltd. (A Shares)		116,180	253,916
Soochow Securities Co. Ltd. (A Shares)		172,850	228,551
Southwest Securities Co. Ltd. (A Shares)		296,600	222,713
Spring Airlines Co. Ltd. (A Shares) (a)		40,487	369,744
StarPower Semiconductor Ltd. (A Shares)		7,100	443,352
Sungrow Power Supply Co. Ltd. (A Shares)		64,700	1,657,459
Suning.com Co. Ltd. (A Shares) (a)		410,200	286,242
Sunwoda Electronic Co. Ltd. (A Shares)		72,200	555,554
Suofeiya Home Collection Co. Ltd. (A Shares)		20,300	53,620
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)		75,900	240,766
Suzhou Gold Mantis Consolidated Co. Ltd.		118,600	110,532
Suzhou Maxwell Technologies Co. Ltd. (A Shares)		4,600	549,350
Tangshan Jidong Cement Co. Ltd. A Shares		63,800	115,932
TBEA Co. Ltd. (A Shares)		140,100	590,735
TCL Technology Group Corp. (A Shares)		623,900	590,225
The Pacific Securities Co. Ltd. (A Shares) (a)		306,100	149,090
Thunder Software Technology Co. Ltd. (A Shares)		18,900	401,264
Tianfeng Securities Co. Ltd. (A Shares)		386,600	237,787
Tianjin 712 Communication & Broadcasting Co. Ltd.		34,300	201,760
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)		134,800	1,101,843
Tianma Microelectronics Co. Ltd. (A Shares)		109,200	209,851
Tianshui Huatian Technology Co. Ltd. (A Shares)		122,100	244,934
Toly Bread Co. Ltd.		42,280	207,910
TongFu Microelectronics Co. Ltd. (A Shares)		59,200	185,019
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)		90,600	172,410
Tongkun Group Co. Ltd. (A Shares)		101,700	316,575
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)		473,200	272,584
Tongwei Co. Ltd. (A Shares)		200,000	1,786,832
Topchoice Medical Corp. (a)		14,200	528,608
Topsec Technologies Group, Inc.		52,500	151,294
Transfar Zhilian Co. Ltd.		146,800	187,690
TravelSky Technology Ltd. (H Shares)		690,000	1,291,228
Tsingtao Brewery Co. Ltd.:
(A Shares)		59,300	965,352
(H Shares)		338,000	2,938,847
Unigroup Guoxin Microelectronics Co. Ltd.		27,000	854,162
Unisplendour Corp. Ltd. (A Shares)		127,003	549,588
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)		65,100	141,059
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)		160,000	741,341
Walvax Biotechnology Co. Ltd. (A Shares)		68,700	589,861
Wangfujing Group Co. Ltd.		34,600	166,363
Wanhua Chemical Group Co. Ltd. (A Shares)		139,400	2,295,206
Weichai Power Co. Ltd.:
(A Shares)		294,500	694,212
(H Shares)		1,446,200	2,598,532
Weifu High-Technology Group Co. Ltd. (A Shares)		38,000	115,262
Weihai Guangwei Composites Co. Ltd. (A Shares)		23,000	243,761
Wens Foodstuffs Group Co. Ltd. (A Shares)		282,880	727,762
Western Securities Co. Ltd. (A Shares)		199,800	238,921
Will Semiconductor Ltd.		38,500	1,598,720
Wingtech Technology Co. Ltd. (A Shares)		55,300	947,544
Winning Health Technology Group Co. Ltd. (A Shares)		95,180	187,960
Wuchan Zhongda Group Co. Ltd.		224,700	219,938
Wuhan Guide Infrared Co. Ltd. (A Shares)		104,136	352,769
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)		98,600	366,340
Wuhu Token Science Co. Ltd. (A Shares)		109,200	174,904
Wuliangye Yibin Co. Ltd. (A Shares)		172,300	5,823,623
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)		84,190	134,583
WuXi AppTec Co. Ltd.		100,344	2,161,882
WuXi AppTec Co. Ltd. (H Shares) (c)		267,122	5,709,452
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)		34,880	442,361
Wuxi Shangji Automation Co. Ltd. (A Shares)		12,200	569,552
XCMG Construction Machinery Co. Ltd. (A Shares)		347,400	331,361
Xiamen C&D, Inc. (A Shares)		125,800	157,305
Xiamen Intretech, Inc.		28,930	139,191
Xiamen Tungsten Co. Ltd. (A Shares)		63,600	225,379
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		168,700	488,001
(H Shares) (b)		551,810	1,236,883
Yango Group Co. Ltd. (A Shares)		179,100	90,029
Yantai Eddie Precision Machinery Co. Ltd. (A Shares)		37,200	207,436
Yantai Jereh Oilfield Services (A Shares)		42,800	282,561
Yanzhou Coal Mining Co. Ltd.:
(A Shares)		115,300	406,428
(H Shares) (b)		1,114,000	1,652,279
Yealink Network Technology Corp. Ltd.		40,150	474,661
Yifan Pharmaceutical Co. Ltd. (A Shares)		54,700	139,958
Yifeng Pharmacy Chain Co. Ltd.		31,918	237,924
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)		56,200	534,123
Yintai Gold Co. Ltd. (A Shares)		124,680	171,670
Yixintang Pharmaceutical Group Co. Ltd. (A Shares)		26,600	131,635
Yonghui Superstores Co. Ltd. (A Shares)		422,600	259,270
Yonyou Network Technology Co. Ltd. (A Shares)		145,338	721,500
Youngor Group Co. Ltd. (A Shares)		202,289	203,055
YTO Express Group Co. Ltd. (A Shares)		139,200	317,265
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)		58,700	192,345
Yunda Holding Co. Ltd. (A Shares)		128,590	374,784
Yunnan Aluminium Co. Ltd. (A Shares) (a)		139,600	259,118
Yunnan Baiyao Group Co. Ltd. (A Shares)		56,700	793,087
Yunnan Energy New Material Co. Ltd.		39,400	1,794,412
Yutong Bus Co. Ltd.		100,200	177,383
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)		26,800	1,727,550
Zhaojin Mining Industry Co. Ltd. (H Shares)		775,000	554,817
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)		331,297	384,270
Zhejiang China Commodities City Group Co. Ltd. (A Shares)		241,600	184,055
Zhejiang Chint Electric Co. Ltd. (A Shares)		95,500	898,087
Zhejiang Dahua Technology Co. Ltd. (A Shares)		133,100	452,549
Zhejiang Dingli Machinery Co. Ltd. (A Shares)		21,560	229,913
Zhejiang Expressway Co. Ltd. (H Shares)		1,060,000	941,405
Zhejiang Fuchunjiang Hp Co. Ltd. (A Shares)		238,400	266,471
Zhejiang HangKe Technology, Inc. Co. (A Shares)		17,826	287,604
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)		64,520	185,631
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)		53,916	934,687
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)		57,200	682,301
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)		37,000	302,319
Zhejiang Juhua Co. Ltd. (A Shares)		120,200	291,599
Zhejiang Longsheng Group Co. Ltd. (A Shares)		144,100	280,068
Zhejiang NHU Co. Ltd. (A Shares)		114,740	486,133
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)		159,390	590,209
Zhejiang Semir Garment Co. Ltd. (A Shares)		99,900	116,965
Zhejiang Supor Cookware Co. Ltd.		24,000	198,572
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)		70,700	198,665
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.		23,300	195,144
Zheshang Securities Co. Ltd. (a)		172,700	332,688
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)(c)		367,500	1,348,516
Zhongji Innolight Co. Ltd. (A Shares)		31,700	163,653
Zhongjin Gold Co. Ltd. (A Shares)		218,000	283,146
Zhongtai Securities Co. Ltd. (A Shares)		258,000	372,556
Zhongtian Financial Group Co. Ltd. (A Shares) (a)		306,595	120,135
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		404,900	1,941,105
Zhuzhou Kibing Group Co. Ltd. (A Shares)		119,400	296,368
Zijin Mining Group Co. Ltd.:
(A Shares)		830,600	1,356,293
(H Shares)		4,298,000	5,988,088
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)		693,800	789,572
(H Shares)		511,800	369,683
ZTE Corp.:
(A Shares)		113,100	575,939
(H Shares)		644,080	1,937,083

TOTAL CHINA			669,108,537

Colombia - 0.1%
Bancolombia SA		189,653	1,696,219
Bancolombia SA sponsored ADR		5,281	189,746
Ecopetrol SA		3,655,414	2,763,594
Grupo de Inversiones Suramerica SA		173,017	1,008,495
Interconexion Electrica SA ESP		327,499	1,966,350

TOTAL COLOMBIA			7,624,404

Cyprus - 0.2%
Ozon Holdings PLC ADR (a)		37,704	1,719,874
TCS Group Holding PLC unit		88,457	9,110,020

TOTAL CYPRUS			10,829,894

Czech Republic - 0.1%
CEZ A/S		119,411	3,942,058
Komercni Banka A/S		56,226	2,181,560
MONETA Money Bank A/S (a)(c)		264,537	1,034,143

TOTAL CZECH REPUBLIC			7,157,761

Egypt - 0.1%
Commercial International Bank SAE (a)		1,238,428	4,021,147
Eastern Co. SAE		749,068	553,099
Fawry for Banking & Payment Technology Services SAE		379,274	363,099

TOTAL EGYPT			4,937,345

Greece - 0.2%
Alpha Bank SA (a)		1,649,196	2,094,258
EFG Eurobank Ergasias SA (a)		1,922,475	2,007,699
Ff Group (a)(d)		1,035	1,436
Hellenic Telecommunications Organization SA		170,289	3,011,868
Jumbo SA		80,185	1,190,189
OPAP SA		151,565	2,356,563

TOTAL GREECE			10,662,013

Hong Kong - 1.1%
Beijing Enterprises Holdings Ltd.		374,000	1,437,260
BYD Electronic International Co. Ltd. (b)		500,000	1,487,694
China Everbright International Ltd.		2,726,333	1,874,671
China Everbright Ltd.		686,000	772,362
China Jinmao Holdings Group Ltd.		4,216,000	1,235,458
China Merchants Holdings International Co. Ltd.		1,082,105	1,808,028
China Overseas Land and Investment Ltd.		2,832,500	6,247,118
China Power International Development Ltd.		2,904,000	1,459,372
China Resources Beer Holdings Co. Ltd.		1,080,878	8,960,431
China Resources Pharmaceutical Group Ltd. (c)		1,163,000	560,536
China Resources Power Holdings Co. Ltd.		1,423,691	3,677,937
China Taiping Insurance Group Ltd.		1,196,777	1,830,428
China Traditional Chinese Medicine Holdings Co. Ltd.		2,050,000	974,873
CITIC Pacific Ltd.		4,304,000	4,314,787
CSPC Pharmaceutical Group Ltd.		6,641,840	6,948,728
Far East Horizon Ltd.		1,233,000	1,177,455
Fosun International Ltd.		1,860,000	2,187,392
Ganfeng Lithium Co. Ltd. (H Shares) (c)		119,600	2,242,740
Guangdong Investment Ltd.		2,176,000	2,740,801
Hua Hong Semiconductor Ltd. (a)(c)		385,000	1,939,721
Lenovo Group Ltd.		5,344,000	5,803,414
MMG Ltd. (a)		2,240,000	1,036,437
Shenzhen Investment Ltd.		1,966,137	482,658
Sinotruk Hong Kong Ltd.		510,000	703,991
Sun Art Retail Group Ltd.		1,411,500	830,881
Wharf Holdings Ltd.		1,016,000	3,525,737
Yuexiu Property Co. Ltd.		1,028,400	906,731

TOTAL HONG KONG			67,167,641

Hungary - 0.2%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)		303,835	2,596,413
OTP Bank PLC (a)		165,646	9,948,573
Richter Gedeon PLC		103,200	2,891,016

TOTAL HUNGARY			15,436,002

India - 10.9%
ACC Ltd.		55,602	1,730,928
Adani Enterprises Ltd.		203,429	3,863,672
Adani Green Energy Ltd. (a)		289,194	4,447,966
Adani Ports & Special Economic Zone Ltd.		377,508	3,490,268
Adani Total Gas Ltd. (a)		203,388	3,905,902
Adani Transmissions Ltd. (a)		203,411	4,796,326
Ambuja Cements Ltd.		514,567	2,778,957
Apollo Hospitals Enterprise Ltd.		74,436	4,232,539
Asian Paints Ltd.		283,713	11,734,223
Aurobindo Pharma Ltd.		216,523	1,991,330
Avenue Supermarts Ltd. (a)(c)		119,781	7,407,629
Axis Bank Ltd. (a)		1,677,191	16,602,971
Bajaj Auto Ltd.		51,361	2,540,298
Bajaj Finance Ltd.		200,898	19,834,372
Bajaj Finserv Ltd.		28,256	6,718,090
Balkrishna Industries Ltd.		64,407	2,113,904
Bandhan Bank Ltd. (c)		475,954	1,850,668
Berger Paints India Ltd.		179,217	1,772,922
Bharat Electronics Ltd.		900,983	2,486,403
Bharat Forge Ltd.		172,381	1,764,286
Bharat Petroleum Corp. Ltd.		642,542	3,580,679
Bharti Airtel Ltd. (a)		1,827,615	16,710,772
Biocon Ltd. (a)		310,131	1,452,698
Britannia Industries Ltd.		80,125	3,929,284
Cholamandalam Investment and Finance Co. Ltd.		303,528	2,489,411
Cipla Ltd. (a)		357,725	4,319,378
Coal India Ltd.		1,141,436	2,504,291
Colgate-Palmolive Ltd.		90,455	1,861,595
Container Corp. of India Ltd.		180,418	1,576,837
Dabur India Ltd.		457,229	3,573,712
Divi's Laboratories Ltd.		98,176	6,745,662
DLF Ltd.		457,639	2,433,659
Dr. Reddy's Laboratories Ltd.		86,064	5,348,189
Eicher Motors Ltd.		101,071	3,350,560
GAIL India Ltd.		1,148,983	2,281,717
Godrej Consumer Products Ltd. (a)		264,666	3,377,930
Grasim Industries Ltd.		194,875	4,474,676
Havells India Ltd.		185,248	3,121,326
HCL Technologies Ltd.		802,769	12,249,577
HDFC Asset Management Co. Ltd. (c)		39,330	1,389,025
HDFC Standard Life Insurance Co. Ltd. (c)		597,694	5,425,934
Hero Motocorp Ltd.		88,593	3,140,557
Hindalco Industries Ltd.		1,164,324	7,142,368
Hindustan Petroleum Corp. Ltd.		473,145	1,959,365
Hindustan Unilever Ltd.		608,155	19,417,065
Housing Development Finance Corp. Ltd.		1,267,534	48,105,583
ICICI Bank Ltd.		3,787,994	40,533,128
ICICI Lombard General Insurance Co. Ltd. (c)		164,589	3,253,243
ICICI Prudential Life Insurance Co. Ltd. (c)		265,460	2,190,120
Indian Oil Corp. Ltd.		1,396,365	2,383,629
Indraprastha Gas Ltd.		206,788	1,307,409
Indus Towers Ltd.		497,723	1,802,839
Info Edge India Ltd.		57,148	4,632,034
Infosys Ltd.		2,521,224	56,366,487
InterGlobe Aviation Ltd. (a)(c)		70,974	2,059,671
Ipca Laboratories Ltd.		51,555	1,473,570
ITC Ltd.		2,184,028	6,503,569
JSW Steel Ltd.		626,133	5,589,712
Jubilant Foodworks Ltd.		58,557	2,882,187
Kotak Mahindra Bank Ltd. (a)		410,437	11,122,128
Larsen & Toubro Infotech Ltd. (c)		38,783	3,457,536
Larsen & Toubro Ltd.		509,044	11,997,900
Lupin Ltd.		167,711	2,064,979
Mahindra & Mahindra Ltd.		643,639	7,593,060
Marico Ltd.		381,967	2,896,793
Maruti Suzuki India Ltd.		100,519	10,034,332
Motherson Sumi Systems Ltd.		935,147	2,787,787
MRF Ltd.		1,413	1,457,360
Muthoot Finance Ltd.		89,011	1,742,991
Nestle India Ltd.		24,951	6,324,765
NTPC Ltd.		3,584,790	6,344,105
Oil & Natural Gas Corp. Ltd.		1,864,771	3,708,146
Page Industries Ltd.		4,122	2,069,719
Petronet LNG Ltd.		555,826	1,702,219
PI Industries Ltd.		61,681	2,468,680
Pidilite Industries Ltd.		112,634	3,476,695
Piramal Enterprises Ltd.		75,094	2,606,575
Power Grid Corp. of India Ltd.		2,321,340	5,730,958
Rec Ltd.		657,140	1,303,233
Reliance Industries Ltd.		2,109,962	71,394,718
SBI Cards & Payment Services Ltd. (a)		173,873	2,447,514
SBI Life Insurance Co. Ltd. (c)		332,759	5,085,612
Shree Cement Ltd.		8,004	3,057,789
Shriram Transport Finance Co. Ltd.		148,224	2,840,095
Siemens India Ltd.		52,665	1,536,387
State Bank of India		1,320,513	8,846,583
Sun Pharmaceutical Industries Ltd.		620,962	6,586,149
Tata Consultancy Services Ltd.		683,920	31,002,457
Tata Consumer Products Ltd.		443,005	4,784,371
Tata Motors Ltd. (a)		1,228,673	7,896,295
Tata Steel Ltd.		533,919	9,373,767
Tech Mahindra Ltd.		465,644	9,180,868
Titan Co. Ltd.		262,527	8,348,292
Torrent Pharmaceuticals Ltd.		37,451	1,429,189
Trent Ltd.		134,094	1,794,629
Ultratech Cement Ltd.		74,750	7,615,166
United Spirits Ltd. (a)		214,907	2,716,192
UPL Ltd. (a)		367,146	3,625,662
Vedanta Ltd.		825,806	3,349,277
Wipro Ltd.		1,013,291	8,766,010
Yes Bank Ltd. (a)		8,329,268	1,422,382

TOTAL INDIA			702,992,467

Indonesia - 1.3%
PT Adaro Energy Tbk		10,678,200	1,266,234
PT Aneka Tambang Tbk		6,249,400	1,032,193
PT Astra International Tbk		14,971,600	6,366,959
PT Bank Central Asia Tbk		41,024,000	21,644,920
PT Bank Mandiri (Persero) Tbk		13,803,900	6,978,868
PT Bank Negara Indonesia (Persero) Tbk		5,515,000	2,724,899
PT Bank Rakyat Indonesia Tbk		50,496,285	15,158,168
PT Barito Pacific Tbk		20,712,900	1,366,971
PT Charoen Pokphand Indonesia Tbk		5,457,100	2,388,143
PT Gudang Garam Tbk		355,400	840,367
PT Indah Kiat Pulp & Paper Tbk		2,020,300	1,208,544
PT Indocement Tunggal Prakarsa Tbk		1,089,000	908,941
PT Indofood CBP Sukses Makmur Tbk		1,722,700	1,070,038
PT Indofood Sukses Makmur Tbk		3,244,200	1,454,079
PT Kalbe Farma Tbk		15,583,500	1,759,915
PT Merdeka Copper Gold Tbk (a)		8,109,900	1,808,878
PT Sarana Menara Nusantara Tbk		16,985,000	1,390,690
PT Semen Gresik (Persero) Tbk		2,193,100	1,408,661
PT Telkom Indonesia Persero Tbk		36,634,700	9,791,932
PT Tower Bersama Infrastructure Tbk		5,872,700	1,218,686
PT Unilever Indonesia Tbk		5,636,800	1,758,578
PT United Tractors Tbk		1,243,100	2,066,349

TOTAL INDONESIA			85,613,013

Isle of Man - 0.0%
NEPI Rockcastle PLC		314,898	2,111,002
Korea (South) - 10.5%
Alteogen, Inc.		20,243	1,206,232
AMOREPACIFIC Corp.		22,094	3,420,460
AMOREPACIFIC Group, Inc.		21,337	903,503
BGF Retail Co. Ltd.		5,753	795,110
Celltrion Healthcare Co. Ltd.		63,016	4,359,267
Celltrion Pharm, Inc.		12,163	1,178,652
Celltrion, Inc. (a)		71,398	12,228,871
Cheil Worldwide, Inc.		50,991	1,036,598
CJ CheilJedang Corp.		6,123	1,979,798
CJ Corp.		10,777	881,495
CJ ENM Co. Ltd.		7,956	1,197,191
CJ Logistics Corp. (a)		6,752	816,775
Coway Co. Ltd.		40,915	2,760,022
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)		27,732	612,798
Db Insurance Co. Ltd.		34,019	1,719,977
Doosan Bobcat, Inc. (a)		37,051	1,204,720
Doosan Heavy Industries & Construction Co. Ltd. (a)		198,872	4,138,864
Douzone Bizon Co. Ltd.		14,580	1,012,554
E-Mart, Inc.		14,438	2,067,729
Ecopro BM Co. Ltd.		8,108	2,836,083
Fila Holdings Corp.		35,927	1,138,799
Green Cross Corp.		4,322	1,011,622
GS Engineering & Construction Corp.		47,441	1,674,765
GS Holdings Corp.		34,513	1,243,465
Hana Financial Group, Inc.		222,071	8,519,135
Hankook Tire Co. Ltd.		55,013	1,939,196
Hanmi Pharm Co. Ltd.		4,909	1,103,970
Hanon Systems		138,249	1,703,864
Hanwha Solutions Corp. (a)		91,882	3,206,957
HLB, Inc.		66,676	2,388,957
HMM Co. Ltd. (a)		191,604	4,361,481
Hotel Shilla Co.		23,150	1,725,211
HYBE Co. Ltd. (a)		10,075	2,879,499
Hyundai Engineering & Construction Co. Ltd.		57,664	2,480,048
Hyundai Glovis Co. Ltd.		13,862	1,986,039
Hyundai Heavy Industries Holdi		35,041	1,889,999
Hyundai Mobis		49,081	10,555,417
Hyundai Motor Co.		102,794	18,291,040
Hyundai Steel Co.		64,262	2,443,682
Industrial Bank of Korea		192,556	1,813,130
Kakao Corp.		229,799	24,596,087
KakaoBank Corp. (a)		38,652	2,084,760
Kangwon Land, Inc. (a)		71,147	1,684,233
KB Financial Group, Inc.		292,146	14,068,525
Kia Corp.		194,926	14,151,301
Korea Aerospace Industries Ltd.		54,054	1,412,963
Korea Electric Power Corp.		189,912	3,660,703
Korea Investment Holdings Co. Ltd.		30,909	2,299,879
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)		28,781	2,531,624
Korea Zinc Co. Ltd.		6,286	2,879,367
Korean Air Lines Co. Ltd. (a)		128,542	3,334,228
KT&G Corp.		86,270	5,961,497
Kumho Petro Chemical Co. Ltd.		13,520	1,979,101
LG Chemical Ltd.		33,523	23,931,310
LG Corp.		63,978	4,976,007
LG Display Co. Ltd. (a)		172,017	2,892,255
LG Electronics, Inc.		78,672	8,097,211
LG Household & Health Care Ltd.		6,946	6,916,523
LG Innotek Co. Ltd.		10,500	1,877,771
LG Uplus Corp.		158,246	1,937,578
Lotte Chemical Corp.		12,665	2,423,520
Lotte Shopping Co. Ltd.		8,376	750,007
Meritz Securities Co. Ltd.		227,064	902,670
Mirae Asset Securities Co. Ltd.		211,103	1,566,872
NAVER Corp.		91,115	31,516,745
NCSOFT Corp.		12,178	6,509,797
Netmarble Corp. (c)		15,891	1,674,130
NH Investment & Securities Co. Ltd.		104,063	1,169,341
Orion Corp./Republic of Korea		17,526	1,763,389
Pan Ocean Co., Ltd. (Korea)		197,679	1,017,627
Pearl Abyss Corp. (a)		22,052	1,953,438
POSCO		54,829	13,835,102
POSCO Chemtech Co. Ltd.		22,926	2,845,701
S-Oil Corp.		33,374	2,905,181
S1 Corp.		12,566	891,316
Samsung Biologics Co. Ltd. (a)(c)		12,234	9,067,472
Samsung C&T Corp.		62,184	6,057,442
Samsung Electro-Mechanics Co. Ltd.		41,425	5,612,623
Samsung Electronics Co. Ltd.		3,532,012	210,388,766
Samsung Engineering Co. Ltd. (a)		116,004	2,454,646
Samsung Fire & Marine Insurance Co. Ltd.		22,768	4,490,000
Samsung Heavy Industries Co. Ltd. (a)		349,333	1,899,255
Samsung Heavy Industries Co. Ltd. rights 10/29/21 (a)		115,644	123,071
Samsung Life Insurance Co. Ltd.		51,735	2,977,337
Samsung SDI Co. Ltd.		40,686	25,538,379
Samsung SDS Co. Ltd.		25,740	3,366,008
Samsung Securities Co. Ltd.		46,247	1,870,467
Seegene, Inc.		27,032	1,230,437
Shin Poong Pharmaceutical Co.		23,507	1,041,447
Shinhan Financial Group Co. Ltd.		324,750	10,547,753
Shinsegae Co. Ltd.		5,462	1,155,880
SK Biopharmaceuticals Co. Ltd. (a)		20,246	1,630,866
SK Bioscience Co. Ltd. (a)		14,144	2,763,023
SK Chemicals Co. Ltd.		8,467	1,301,505
SK Hynix, Inc.		403,819	35,414,461
SK IE Technology Co. Ltd. (a)(c)		10,547	1,493,238
SK Innovation Co., Ltd. (a)		37,625	7,806,480
SK Telecom Co. Ltd. (d)		6,391	1,684,033
SK, Inc.		23,414	4,861,163
SKC Co. Ltd.		15,405	2,356,258
Woori Financial Group, Inc.		373,873	4,228,461
Yuhan Corp.		36,156	1,845,374

TOTAL KOREA (SOUTH)			674,916,579

Kuwait - 0.6%
Agility Public Warehousing Co. KSC		907,480	3,010,383
Boubyan Bank KSC		823,835	2,137,134
Kuwait Finance House KSCP		3,435,579	9,482,175
Mabanee Co. SAKC		432,033	1,127,915
Mobile Telecommunication Co.		1,599,080	3,161,558
National Bank of Kuwait		5,054,124	16,598,384

TOTAL KUWAIT			35,517,549

Luxembourg - 0.2%
Adecoagro SA (a)		73,980	648,065
Globant SA (a)		29,262	9,340,138
Reinet Investments SCA		101,211	1,826,767

TOTAL LUXEMBOURG			11,814,970

Malaysia - 1.2%
AMMB Holdings Bhd (a)		1,347,700	1,093,521
Axiata Group Bhd		2,035,241	1,941,367
CIMB Group Holdings Bhd		4,933,244	6,218,675
Dialog Group Bhd		2,926,400	1,999,930
DiGi.com Bhd		2,299,200	2,348,615
Fraser & Neave Holdings Bhd		94,900	620,139
Genting Bhd		1,577,000	1,972,678
Genting Malaysia Bhd		2,195,900	1,680,996
Hap Seng Consolidated Bhd		460,000	870,901
Hartalega Holdings Bhd		1,267,000	1,792,953
Hong Leong Bank Bhd		481,200	2,186,956
Hong Leong Credit Bhd		169,900	752,467
IHH Healthcare Bhd		1,294,400	2,044,283
IOI Corp. Bhd		1,859,100	1,764,372
Kossan Rubber Industries Bhd		945,200	538,680
Kuala Lumpur Kepong Bhd		319,747	1,669,387
Malayan Banking Bhd		3,007,856	5,847,197
Malaysia Airports Holdings Bhd (a)		796,806	1,246,873
Maxis Bhd		1,733,100	1,954,498
MISC Bhd		987,400	1,685,805
Nestle (Malaysia) Bhd		52,000	1,688,964
Petronas Chemicals Group Bhd		1,774,100	3,722,997
Petronas Dagangan Bhd		221,700	1,090,029
Petronas Gas Bhd		584,430	2,362,559
PPB Group Bhd		473,220	2,077,551
Press Metal Bhd		2,396,300	3,217,442
Public Bank Bhd		10,768,400	10,843,813
QL Resources Bhd		809,050	986,646
RHB Bank Bhd		1,334,228	1,797,873
Sime Darby Bhd		2,010,149	1,101,917
Sime Darby Plantation Bhd		1,272,456	1,232,202
Supermax Corp. Bhd		1,106,275	512,931
Telekom Malaysia Bhd		839,380	1,173,632
Tenaga Nasional Bhd		1,694,000	3,951,712
Top Glove Corp. Bhd		3,944,500	2,590,930
Westports Holdings Bhd		754,100	814,013

TOTAL MALAYSIA			79,395,504

Mexico - 1.7%
America Movil S.A.B. de CV Series L		25,383,500	22,624,209
Arca Continental S.A.B. de CV		326,500	1,990,749
Becle S.A.B. de CV		405,300	926,434
CEMEX S.A.B. de CV unit (a)		11,200,918	7,203,233
Coca-Cola FEMSA S.A.B. de CV unit		388,580	2,094,082
Fibra Uno Administracion SA de CV		2,334,500	2,319,986
Fomento Economico Mexicano S.A.B. de CV unit		1,438,900	11,829,620
Gruma S.A.B. de CV Series B		159,825	1,876,709
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		275,800	3,476,704
Grupo Aeroportuario del Sureste S.A.B. de CV Series B		153,600	3,097,590
Grupo Bimbo S.A.B. de CV Series A		1,163,700	3,444,525
Grupo Carso SA de CV Series A1		334,300	1,124,455
Grupo Financiero Banorte S.A.B. de CV Series O		1,919,600	12,153,675
Grupo Financiero Inbursa S.A.B. de CV Series O (a)		1,672,200	1,678,860
Grupo Mexico SA de CV Series B		2,303,907	10,107,290
Grupo Televisa SA de CV		1,777,700	3,609,280
Industrias Penoles SA de CV (a)		103,120	1,322,258
Kimberly-Clark de Mexico SA de CV Series A		1,123,600	1,777,523
Megacable Holdings S.A.B. de CV unit		220,900	650,855
Orbia Advance Corp. S.A.B. de CV		776,055	2,017,034
Promotora y Operadora de Infraestructura S.A.B. de CV		167,665	1,232,975
Telesites S.A.B. de C.V.		975,300	889,651
Wal-Mart de Mexico SA de CV Series V		3,874,700	13,514,776

TOTAL MEXICO			110,962,473

Netherlands - 0.3%
X5 Retail Group NV:
GDR		85,328	2,905,948
GDR (Reg. S)		4,876	165,979
Yandex NV Class A (a)		224,737	18,543,834

TOTAL NETHERLANDS			21,615,761

Pakistan - 0.0%
Habib Bank Ltd.		430,125	316,873
Lucky Cement Ltd. (a)		95,745	432,057
MCB Bank Ltd.		303,710	290,781

TOTAL PAKISTAN			1,039,711

Peru - 0.0%
Compania de Minas Buenaventura SA (a)		1,294	10,377
Compania de Minas Buenaventura SA sponsored ADR (a)(b)		157,646	1,242,250

TOTAL PERU			1,252,627

Philippines - 0.6%
Aboitiz Equity Ventures, Inc.		1,455,770	1,394,957
Ayala Corp.		206,165	3,522,479
Ayala Land, Inc.		5,980,240	4,155,740
Bank of the Philippine Islands (BPI)		1,335,187	2,298,446
BDO Unibank, Inc.		1,459,216	3,585,205
Globe Telecom, Inc.		19,755	1,171,768
GT Capital Holdings, Inc.		71,694	801,962
International Container Terminal Services, Inc.		756,000	2,694,120
JG Summit Holdings, Inc.		2,224,636	2,651,417
Jollibee Food Corp.		327,780	1,526,309
Manila Electric Co.		166,670	947,026
Metro Pacific Investments Corp.		9,077,500	673,938
Metropolitan Bank & Trust Co.		1,331,817	1,257,725
PLDT, Inc.		55,865	1,816,083
SM Investments Corp.		178,130	3,403,196
SM Prime Holdings, Inc.		7,472,400	4,896,782
Universal Robina Corp.		652,020	1,781,405

TOTAL PHILIPPINES			38,578,558

Poland - 0.7%
Allegro.eu SA (a)(c)		264,867	2,995,450
Bank Polska Kasa Opieki SA		135,920	4,488,479
CD Projekt RED SA		52,132	2,272,057
Cyfrowy Polsat SA		212,634	1,901,616
Dino Polska SA (a)(c)		36,246	3,237,897
KGHM Polska Miedz SA (Bearer)		103,605	3,983,559
LPP SA		822	2,952,454
Orange Polska SA (a)		484,193	944,805
PGE Polska Grupa Energetyczna SA (a)		622,200	1,529,592
Polish Oil & Gas Co. SA		1,284,006	1,936,155
Polski Koncern Naftowy Orlen SA		221,839	4,785,248
Powszechna Kasa Oszczednosci Bank SA (a)		647,208	7,916,421
Powszechny Zaklad Ubezpieczen SA		446,754	4,467,932
Santander Bank Polska SA		26,455	2,456,751

TOTAL POLAND			45,868,416

Qatar - 0.7%
Barwa Real Estate Co.		1,400,106	1,211,297
Industries Qatar QSC (a)		1,118,314	4,871,316
Masraf al Rayan		2,716,316	3,562,320
Mesaieed Petrochemical Holding Co.		3,239,982	2,135,665
Ooredoo QSC		592,231	1,125,580
Qatar Electricity & Water Co.		324,977	1,499,482
Qatar Fuel Co.		361,614	1,826,444
Qatar Gas Transport Co. Ltd. (Nakilat)		1,851,700	1,652,849
Qatar International Islamic Bank QSC		547,751	1,472,805
Qatar Islamic Bank (a)		855,967	4,330,380
Qatar National Bank SAQ (a)		3,346,671	18,842,833
The Commercial Bank of Qatar (a)		1,466,836	2,461,513

TOTAL QATAR			44,992,484

Russia - 3.1%
Alrosa Co. Ltd.		1,908,743	3,363,168
Gazprom OAO		7,044,466	34,710,460
Gazprom OAO sponsored ADR (Reg. S)		863,533	8,467,805
Inter Rao Ues JSC		26,911,444	1,823,704
Lukoil PJSC		284,838	29,085,436
Lukoil PJSC sponsored ADR		22,773	2,322,846
Magnit OJSC GDR (Reg. S)		244,814	4,533,955
MMC Norilsk Nickel PJSC		40,907	12,766,434
MMC Norilsk Nickel PJSC sponsored ADR		59,247	1,853,839
Mobile TeleSystems OJSC sponsored ADR		331,731	3,048,608
Moscow Exchange MICEX-RTS OAO		1,092,781	2,679,643
Novatek PJSC GDR (Reg. S)		67,387	17,082,605
Novolipetsk Steel OJSC		1,071,832	3,381,303
Novolipetsk Steel OJSC GDR (Reg. S)		3,783	119,467
PhosAgro OJSC GDR (Reg. S)		100,361	2,400,635
Polyus PJSC		23,960	4,756,684
Polyus PJSC unit		2,404	238,236
Rosneft Oil Co. OJSC		713,724	6,408,642
Rosneft Oil Co. OJSC GDR (Reg. S)		150,200	1,338,282
Sberbank of Russia		7,981,916	40,155,373
Severstal PAO		128,716	2,924,807
Severstal PAO GDR (Reg. S)		26,165	598,132
Surgutneftegas OJSC		4,936,549	2,375,058
Surgutneftegas OJSC sponsored ADR		64,792	309,447
Tatneft PAO		934,188	7,135,129
Tatneft PAO sponsored ADR		18,698	855,434
VTB Bank OJSC		2,197,705,800	1,639,658
VTB Bank OJSC sponsored GDR (Reg. S)		99,110	144,304

TOTAL RUSSIA			196,519,094

Saudi Arabia - 3.1%
Abdullah Al Othaim Markets Co.		32,610	1,006,755
Advanced Polypropylene Co.		78,332	1,553,734
Al Rajhi Bank		906,051	33,479,610
Alinma Bank		725,173	4,862,327
Almarai Co. Ltd.		184,894	2,607,612
Arab National Bank		443,463	2,721,618
Bank Al-Jazira		297,440	1,522,527
Bank Albilad (a)		271,895	3,058,991
Banque Saudi Fransi		436,810	4,920,212
Bupa Arabia for Cooperative Insurance Co. (a)		44,370	1,710,497
Dar Al Arkan Real Estate Development Co. (a)		390,461	1,029,529
Dr Sulaiman Al Habib Medical Services Group Co.		38,794	1,714,801
Emaar The Economic City (a)		282,633	956,954
Etihad Etisalat Co.		278,767	2,248,181
Jarir Marketing Co.		43,392	2,346,076
Mobile Telecommunications Co. Saudi Arabia (a)		325,040	1,176,796
Mouwasat Medical Services Co.		36,203	1,735,397
National Industrialization Co. (a)		242,585	1,610,378
National Petrochemical Co.		88,717	1,137,670
Rabigh Refining & Petrochemical Co. (a)		162,583	1,235,334
Riyad Bank		998,527	7,866,505
Sabic Agriculture-Nutrients Co.		158,394	6,925,436
Sahara International Petrochemical Co.		265,901	3,112,067
Saudi Arabian Mining Co. (a)		318,772	6,934,814
Saudi Arabian Oil Co.		1,628,164	16,386,252
Saudi Basic Industries Corp.		665,543	22,889,186
Saudi Cement Co.		55,495	875,871
Saudi Electricity Co.		616,526	4,684,473
Saudi Industrial Investment Group		163,037	1,645,192
Saudi Kayan Petrochemical Co. (a)		543,948	2,952,566
Saudi Telecom Co.		443,802	13,843,300
The Co. for Cooperative Insurance		45,283	1,038,241
The Saudi British Bank		607,906	5,372,600
The Saudi National Bank		1,622,898	28,512,884
The Savola Group		193,400	1,887,131
Yanbu National Petrochemical Co.		187,011	3,794,166

TOTAL SAUDI ARABIA			201,355,683

Singapore - 0.0%
BOC Aviation Ltd. Class A (c)		153,800	1,349,123
South Africa - 2.8%
Absa Group Ltd.		533,055	4,885,610
African Rainbow Minerals Ltd.		83,179	1,108,309
Anglo American Platinum Ltd.		39,264	3,967,271
AngloGold Ashanti Ltd.		308,689	5,694,925
Aspen Pharmacare Holdings Ltd.		286,880	4,568,482
Bid Corp. Ltd.		248,059	5,323,971
Bidvest Group Ltd./The		213,902	2,680,112
Capitec Bank Holdings Ltd.		59,882	6,691,025
Clicks Group Ltd.		181,768	3,318,114
Discovery Ltd. (a)		319,808	2,929,672
Exxaro Resources Ltd.		186,217	2,038,939
FirstRand Ltd.		3,734,047	14,180,823
Gold Fields Ltd.		656,633	6,101,585
Growthpoint Properties Ltd. (b)		2,535,200	2,150,978
Harmony Gold Mining Co. Ltd.		410,189	1,472,206
Impala Platinum Holdings Ltd.		588,856	7,621,181
Kumba Iron Ore Ltd.		47,713	1,449,975
Mr Price Group Ltd.		189,182	2,476,519
MTN Group Ltd. (a)		1,254,259	11,247,686
MultiChoice Group Ltd.		278,079	2,211,342
Naspers Ltd. Class N		161,049	27,274,257
Nedbank Group Ltd.		282,369	3,214,847
Northam Platinum Holdings Ltd. (a)		264,080	3,954,717
Old Mutual Ltd.		3,480,500	3,552,275
Rand Merchant Insurance Holdings Ltd. (b)		564,851	1,509,104
Remgro Ltd.		391,369	3,449,428
Sanlam Ltd.		1,399,395	5,748,742
Sasol Ltd. (a)		417,966	7,020,147
Shoprite Holdings Ltd.		371,859	4,418,245
Sibanye Stillwater Ltd.		2,076,487	7,267,186
Spar Group Ltd./The		142,491	1,818,847
Standard Bank Group Ltd.		958,414	8,497,415
Tiger Brands Ltd.		126,265	1,592,634
Vodacom Group Ltd.		474,692	4,213,338
Woolworths Holdings Ltd.		738,321	2,605,754

TOTAL SOUTH AFRICA			178,255,661

Taiwan - 13.0%
Accton Technology Corp.		372,000	3,253,080
Acer, Inc.		2,140,994	1,999,132
Advantech Co. Ltd.		285,681	3,724,267
ASE Technology Holding Co. Ltd.		2,429,927	8,680,502
Asia Cement Corp.		1,617,153	2,572,809
ASMedia Technology, Inc.		20,000	1,167,175
ASUSTeK Computer, Inc.		522,000	6,617,562
AU Optronics Corp.		6,051,000	4,152,936
Catcher Technology Co. Ltd.		507,000	2,931,478
Cathay Financial Holding Co. Ltd.		5,843,832	12,193,451
Chang Hwa Commercial Bank		3,102,921	1,827,542
Cheng Shin Rubber Industry Co. Ltd.		1,319,937	1,616,443
China Development Finance Holding Corp.		9,968,800	5,083,748
China Life Insurance Co. Ltd.		1,455,307	1,515,673
China Steel Corp.		8,730,204	10,534,561
Chunghwa Telecom Co. Ltd.		2,811,000	11,140,139
Compal Electronics, Inc.		3,096,000	2,718,520
CTBC Financial Holding Co. Ltd.		13,698,826	11,413,638
Delta Electronics, Inc.		1,440,381	12,673,491
E.SUN Financial Holdings Co. Ltd.		8,835,941	8,425,004
ECLAT Textile Co. Ltd.		141,613	3,087,057
Evergreen Marine Corp. (Taiwan)		1,870,908	6,685,414
Far Eastern New Century Corp.		2,175,705	2,273,766
Far EasTone Telecommunications Co. Ltd.		1,180,000	2,593,500
Feng Tay Enterprise Co. Ltd.		325,686	2,526,420
First Financial Holding Co. Ltd.		7,593,125	6,244,660
Formosa Chemicals & Fibre Corp.		2,599,760	7,515,916
Formosa Petrochemical Corp.		847,000	3,041,839
Formosa Plastics Corp.		2,824,520	10,904,504
Foxconn Technology Co. Ltd.		679,587	1,679,138
Fubon Financial Holding Co. Ltd.		5,599,934	14,801,765
Giant Manufacturing Co. Ltd.		222,000	2,571,198
GlobalWafers Co. Ltd.		162,000	4,421,620
HIWIN Technologies Corp.		201,179	2,232,513
Hon Hai Precision Industry Co. Ltd. (Foxconn)		9,227,869	35,459,938
Hotai Motor Co. Ltd.		222,000	4,879,296
Hua Nan Financial Holdings Co. Ltd.		6,341,660	4,634,684
Innolux Corp.		6,822,347	4,091,693
Inventec Corp.		1,987,865	1,895,414
Largan Precision Co. Ltd.		74,000	5,501,167
Lite-On Technology Corp.		1,565,279	3,445,919
MediaTek, Inc.		1,117,292	36,634,498
Mega Financial Holding Co. Ltd.		8,046,413	9,651,650
Micro-Star International Co. Ltd.		500,000	2,513,916
momo.com, Inc.		34,000	2,185,671
Nan Ya Plastics Corp.		3,811,860	11,649,822
Nan Ya Printed Circuit Board Corp.		167,000	2,941,767
Nanya Technology Corp.		916,000	2,187,610
Nien Made Enterprise Co. Ltd.		119,000	1,632,537
Novatek Microelectronics Corp.		428,000	6,386,569
Oneness Biotech Co. Ltd. (a)		169,000	1,590,160
Pegatron Corp.		1,477,000	3,606,967
Phison Electronics Corp.		117,000	1,640,815
Pou Chen Corp.		1,742,000	2,133,317
Powertech Technology, Inc.		519,000	1,815,428
President Chain Store Corp.		423,000	4,268,738
Quanta Computer, Inc.		1,999,000	5,599,641
Realtek Semiconductor Corp.		340,401	6,100,201
Ruentex Development Co. Ltd.		855,708	2,178,836
Shin Kong Financial Holding Co. Ltd.		8,642,127	3,044,685
Sinopac Holdings Co.		7,503,591	3,813,102
Synnex Technology International Corp.		986,500	1,906,041
Taishin Financial Holdings Co. Ltd.		7,595,594	4,978,258
Taiwan Cement Corp.		3,706,887	6,423,318
Taiwan Cooperative Financial Holding Co. Ltd.		7,039,348	5,713,387
Taiwan High Speed Rail Corp.		1,453,000	1,515,879
Taiwan Mobile Co. Ltd.		1,219,900	4,297,798
Taiwan Semiconductor Manufacturing Co. Ltd.		18,219,000	386,106,011
The Shanghai Commercial & Savings Bank Ltd.		2,650,246	4,187,855
Uni-President Enterprises Corp.		3,571,983	8,543,511
Unimicron Technology Corp.		891,000	6,079,727
United Microelectronics Corp.		8,730,000	18,099,508
Vanguard International Semiconductor Corp.		667,000	3,461,358
Walsin Technology Corp.		233,000	1,263,530
Wan Hai Lines Ltd.		451,000	2,591,489
Win Semiconductors Corp.		251,000	3,222,571
Winbond Electronics Corp.		2,210,000	2,087,377
Wistron Corp.		2,038,008	2,137,182
Wiwynn Corp.		57,756	1,843,961
WPG Holding Co. Ltd.		1,179,200	2,197,898
Yageo Corp.		277,085	4,318,725
Yang Ming Marine Transport Corp. (a)		1,171,000	4,058,233
Yuanta Financial Holding Co. Ltd.		7,183,750	6,372,369

TOTAL TAIWAN			837,710,488

Thailand - 1.5%
Advanced Info Service PCL (For. Reg.)		895,600	5,101,519
Airports of Thailand PCL (For. Reg.)		3,347,400	6,507,152
Asset World Corp. PCL (a)		6,665,500	916,054
B. Grimm Power PCL (For. Reg.)		624,900	800,429
Bangkok Commercial Asset Management PCL		2,229,400	1,276,631
Bangkok Dusit Medical Services PCL (For. Reg.)		7,420,900	5,255,912
Bangkok Expressway and Metro PCL		5,827,100	1,580,588
Berli Jucker PCL (For. Reg)		632,400	643,264
BTS Group Holdings PCL:
warrants 11/7/24 (a)		502,250	5,026
warrants 11/20/26(a)		1,004,500	4,887
(For. Reg.)		5,714,300	1,644,713
Bumrungrad Hospital PCL (For. Reg.)		294,200	1,290,118
Carabao Group PCL		255,600	955,226
Central Pattana PCL (For. Reg.)		1,488,700	2,658,393
Central Retail Corp. PCL		1,140,716	1,194,692
Charoen Pokphand Foods PCL (For. Reg.)		2,870,520	2,184,467
CP ALL PCL (For. Reg.)		4,347,800	8,386,353
Delta Electronics PCL (For. Reg.)		222,900	2,794,647
Electricity Generating PCL (For. Reg.)		228,800	1,230,886
Energy Absolute PCL (For. Reg.)		1,018,900	2,011,391
Global Power Synergy Public Co. Ltd.		612,200	1,439,168
Gulf Energy Development PCL (For. Reg.)		2,412,400	3,144,554
Home Product Center PCL (For. Reg.)		5,126,006	2,255,566
Indorama Ventures PCL (For. Reg.)		1,229,900	1,556,835
Intouch Holdings PCL (For. Reg.)		1,031,900	2,340,280
Krung Thai Bank PCL (For. Reg.)		2,547,070	882,800
Krungthai Card PCL (For. Reg.)		556,900	969,288
Land & House PCL (For. Reg.)		6,401,300	1,630,229
Minor International PCL:
warrants 2/15/24 (a)		76,635	9,331
(For. Reg.) (a)		2,163,232	2,135,197
Muangthai Leasing PCL		591,700	1,078,898
Osotspa PCL		923,200	911,236
PTT Exploration and Production PCL (For. Reg.)		1,034,739	3,664,311
PTT Global Chemical PCL (For. Reg.)		1,751,039	3,311,564
PTT Oil & Retail Business PCL:
(For. Reg.)		123,600	102,441
NVDR		2,002,000	1,659,283
PTT PCL (For. Reg.)		7,209,700	8,257,040
Ratchaburi Electric Generating Holding PCL (For. Reg.)		372,400	510,675
SCG Packaging PCL		1,024,300	1,983,462
Siam Cement PCL (For. Reg.)		585,750	6,973,214
Siam Commercial Bank PCL (For. Reg.)		641,000	2,434,177
Sri Trang Gloves Thailand PCL		592,900	545,011
Srisawad Corp. PCL:
warrants 8/29/25 (a)		14,528	4,904
(For. Reg.)		595,500	1,148,644
Thai Oil PCL (For. Reg.)		649,600	1,091,477
Thai Union Frozen Products PCL (For. Reg.)		2,021,820	1,273,539
True Corp. PCL (For. Reg.)		8,115,619	993,050

TOTAL THAILAND			98,748,522

Turkey - 0.2%
Akbank TAS		2,305,834	1,405,470
Aselsan A/S		503,090	859,764
Bim Birlesik Magazalar A/S JSC		336,659	2,176,343
Eregli Demir ve Celik Fabrikalari T.A.S.		1,037,414	2,124,681
Ford Otomotiv Sanayi A/S		51,942	1,002,750
Koc Holding A/S		562,102	1,378,653
Turk Sise ve Cam Fabrikalari A/S		1,018,524	917,456
Turkcell Iletisim Hizmet A/S		892,614	1,419,604
Turkiye Garanti Bankasi A/S		1,708,356	1,750,292
Turkiye Is Bankasi A/S Series C		1,161,571	680,221
Turkiye Petrol Rafinerileri A/S (a)		93,224	1,355,598

TOTAL TURKEY			15,070,832

United Arab Emirates - 0.7%
Abu Dhabi Commercial Bank PJSC		2,058,505	4,651,482
Abu Dhabi National Oil Co. for Distribution PJSC		1,845,808	2,150,758
Aldar Properties PJSC (a)		2,851,238	3,136,001
Dubai Islamic Bank Pakistan Ltd. (a)		1,338,460	1,862,034
Emaar Properties PJSC (a)		2,591,479	2,829,133
Emirates NBD Bank PJSC		1,868,722	7,097,089
Emirates Telecommunications Corp.		1,286,944	8,969,350
First Abu Dhabi Bank PJSC		3,230,828	15,674,109

TOTAL UNITED ARAB EMIRATES			46,369,956

United States of America - 0.6%
360 DigiTech, Inc. ADR (a)		63,633	1,298,750
Dada Nexus Ltd. ADR (a)		43,859	890,776
DiDi Global, Inc. ADR (b)		225,469	1,819,535
Li Auto, Inc. ADR (a)		399,692	13,041,950
Southern Copper Corp.		62,868	3,771,451
Yum China Holdings, Inc.		311,088	17,756,903

TOTAL UNITED STATES OF AMERICA			38,579,365

TOTAL COMMON STOCKS
(Cost $4,835,930,899)			5,747,713,735

Nonconvertible Preferred Stocks - 1.7%
Brazil - 1.0%
Alpargatas SA (PN)		137,500	941,143
Banco Bradesco SA (PN)		3,497,595	12,332,496
Bradespar SA (PN)		189,191	1,631,177
Braskem SA (PN-A) (a)		140,500	1,355,759
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)		185,906	1,114,685
Companhia Energetica de Minas Gerais (CEMIG) (PN)		792,170	1,807,851
Companhia Paranaense de Energia-COPEL (PN-B)		421,500	442,128
Gerdau SA		848,200	4,042,769
Itau Unibanco Holding SA		3,583,931	14,802,337
Itausa-Investimentos Itau SA (PN)		3,236,528	5,878,028
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)		3,457,200	16,692,424

TOTAL BRAZIL			61,040,797

Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B) (a)		100,341	5,449,374
Colombia - 0.0%
Bancolombia SA (PN)		311,302	2,794,144
Korea (South) - 0.6%
AMOREPACIFIC Corp.		4,540	278,213
Hyundai Motor Co.		16,377	1,363,416
Hyundai Motor Co. Series 2		27,586	2,305,800
LG Chemical Ltd.		6,646	2,171,879
LG Household & Health Care Ltd.		1,516	774,351
Samsung Electronics Co. Ltd.		608,666	33,266,318

TOTAL KOREA (SOUTH)			40,159,977

Russia - 0.0%
Surgutneftegas OJSC		4,860,640	2,647,724
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $123,732,586)			112,092,016
		Principal Amount(e)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $52,909)	INR	264,162	48,941
		Shares	Value

Money Market Funds - 3.1%
Fidelity Cash Central Fund 0.06% (f)		150,464,894	150,494,987
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)		46,840,123	46,844,807
TOTAL MONEY MARKET FUNDS
(Cost $197,339,794)			197,339,794
TOTAL INVESTMENT IN SECURITIES - 94.0%
(Cost $5,157,056,188)			6,057,194,486
NET OTHER ASSETS (LIABILITIES) - 6.0%			384,321,998
NET ASSETS - 100%			$6,441,516,484

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	9,188	Dec. 2021	$579,762,800	$(64,273)	$(64,273)

The notional amount of futures purchased as a percentage of Net Assets is 9.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $223,365,651.

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $322,134,225 or 5.0% of net assets.

 (d) Level 3 security

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$114,035,236	$1,979,819,884	$1,943,356,509	$135,259	$(3,624)	$--	$150,494,987	0.2%
Fidelity Securities Lending Cash Central Fund 0.06%	9,850,354	412,707,133	375,712,680	774,838	--	--	46,844,807	0.1%
Total	$123,885,590	$2,392,527,017	$2,319,069,189	$910,097	$(3,624)	$--	$197,339,794

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$620,396,330	$266,675,262	$352,037,035	$1,684,033
Consumer Discretionary	907,081,104	432,538,217	474,541,451	1,436
Consumer Staples	341,172,120	316,311,546	24,860,573	1
Energy	338,653,644	272,866,384	65,787,192	68
Financials	1,154,554,065	898,670,352	255,010,476	873,237
Health Care	267,079,598	182,705,086	84,374,512	--
Industrials	277,247,776	224,795,454	52,452,322	--
Information Technology	1,209,784,603	400,121,731	809,662,872	--
Materials	499,685,631	401,905,216	97,780,415	--
Real Estate	116,810,581	116,810,581	--	--
Utilities	127,340,299	123,679,594	3,660,703	2
Corporate Bonds	48,941	--	48,941	--
Money Market Funds	197,339,794	197,339,794	--	--
Total Investments in Securities:	$6,057,194,486	$3,834,419,217	$2,220,216,492	$2,558,777
Derivative Instruments:
Liabilities
Futures Contracts	$(64,273)	$(64,273)	$--	$--
Total Liabilities	$(64,273)	$(64,273)	$--	$--
Total Derivative Instruments:	$(64,273)	$(64,273)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(64,273)
Total Equity Risk	0	(64,273)
Total Value of Derivatives	$0	$(64,273)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $39,978,906) — See accompanying schedule: Unaffiliated issuers (cost $4,959,716,394)	$5,859,854,692
Fidelity Central Funds (cost $197,339,794)	197,339,794
Total Investment in Securities (cost $5,157,056,188)		$6,057,194,486
Segregated cash with brokers for derivative instruments		8,918,886
Foreign currency held at value (cost $7,467,322)		7,426,725
Receivable for fund shares sold		442,755,028
Dividends receivable		4,152,362
Interest receivable		181
Distributions receivable from Fidelity Central Funds		82,323
Other receivables		557,653
Total assets		6,521,087,644
Liabilities
Payable for investments purchased	$687
Payable for fund shares redeemed	5,334,724
Accrued management fee	377,844
Payable for daily variation margin on futures contracts	1,485,484
Other payables and accrued expenses	25,531,096
Collateral on securities loaned	46,841,325
Total liabilities		79,571,160
Net Assets		$6,441,516,484
Net Assets consist of:
Paid in capital		$5,760,102,836
Total accumulated earnings (loss)		681,413,648
Net Assets		$6,441,516,484
Net Asset Value, offering price and redemption price per share ($6,441,516,484 ÷ 509,803,567 shares)		$12.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$125,665,198
Non-Cash dividends		5,952,726
Interest		8,822
Income from Fidelity Central Funds (including $774,838 from security lending)		910,097
Income before foreign taxes withheld		132,536,843
Less foreign taxes withheld		(14,664,627)
Total income		117,872,216
Expenses
Management fee	$3,925,231
Independent trustees' fees and expenses	14,877
Total expenses before reductions	3,940,108
Expense reductions	(18,464)
Total expenses after reductions		3,921,644
Net investment income (loss)		113,950,572
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(69,090,231)
Fidelity Central Funds	(3,624)
Foreign currency transactions	(940,223)
Futures contracts	36,316,163
Total net realized gain (loss)		(33,717,915)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $23,951,443)	383,277,026
Assets and liabilities in foreign currencies	(19,436)
Futures contracts	(1,184,741)
Total change in net unrealized appreciation (depreciation)		382,072,849
Net gain (loss)		348,354,934
Net increase (decrease) in net assets resulting from operations		$462,305,506

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$113,950,572	$66,901,449
Net realized gain (loss)	(33,717,915)	(137,889,923)
Change in net unrealized appreciation (depreciation)	382,072,849	309,441,291
Net increase (decrease) in net assets resulting from operations	462,305,506	238,452,817
Distributions to shareholders	(60,657,681)	(80,764,390)
Share transactions
Proceeds from sales of shares	4,030,141,535	1,641,501,791
Reinvestment of distributions	45,982,262	65,709,713
Cost of shares redeemed	(1,437,019,718)	(1,402,156,539)
Net increase (decrease) in net assets resulting from share transactions	2,639,104,079	305,054,965
Total increase (decrease) in net assets	3,040,751,904	462,743,392
Net Assets
Beginning of period	3,400,764,580	2,938,021,188
End of period	$6,441,516,484	$3,400,764,580
Other Information
Shares
Sold	309,586,290	165,785,711
Issued in reinvestment of distributions	3,723,260	6,367,220
Redeemed	(110,589,949)	(145,340,003)
Net increase (decrease)	202,719,601	26,812,928

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Index Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.07	$10.48	$9.62	$11.23	$9.04
Income from Investment Operations
Net investment income (loss)A	.28	.22	.35B	.27	.24
Net realized and unrealized gain (loss)	1.48	.65	.72	(1.66)	2.09
Total from investment operations	1.76	.87	1.07	(1.39)	2.33
Distributions from net investment income	(.19)	(.28)	(.21)	(.20)	(.14)
Distributions from net realized gain	–	–	–	(.01)	–
Total distributions	(.19)	(.28)	(.21)	(.22)C	(.14)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$12.64	$11.07	$10.48	$9.62	$11.23
Total ReturnE	15.95%	8.54%	11.33%	(12.65)%	26.29%
Ratios to Average Net AssetsF,G
Expenses before reductions	.07%H	.08%	.08%	.08%	.09%
Expenses net of fee waivers, if any	.07%H	.08%	.08%	.08%	.09%
Expenses net of all reductions	.07%H	.07%	.08%	.08%	.09%
Net investment income (loss)	2.17%	2.20%	3.40%B	2.46%	2.36%
Supplemental Data
Net assets, end of period (000 omitted)	$6,441,516	$3,400,765	$2,938,021	$593,466	$192,681
Portfolio turnover rateI	5%	10%	3%	4%	4%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 2.66%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Global ex U.S. Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Global ex U.S. Index Fund	29.25%	9.77%	6.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global ex U.S. Index Fund on October 31, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$19,225	Fidelity® Global ex U.S. Index Fund
$19,347	MSCI ACWI (All Country World Index) ex USA Index

Fidelity® Global ex U.S. Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 29.25%, roughly in line with the 29.85% advance of the benchmark MSCI All Country World ex US Index (Net MA). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Canada, the U.K., and Europe ex U.K. notably contributed. By sector, financials gained 49% and contributed most, followed by information technology, which gained about 43%, and industrials, which advanced roughly 35%. The energy sector rose 73%, materials gained 33%, and consumer discretionary advanced about 13%, benefiting from the automobiles & components industry (+47%). Other notable contributors included the health care (+19%), consumer staples (+17%), utilities (+17%), real estate (+18%), and communication services (+6%) sectors. Turning to individual stocks, the top contributor was ASML Holding (+124%), from the semiconductors & semiconductor equipment industry, followed by Taiwan Semiconductor (+42%), within the semiconductors & semiconductor equipment group. In energy, Royal Dutch Shell advanced 94% and LVMH Moët Hennessy Louis Vuitton (+68%) from the consumer durables & apparel category also helped. Novo Nordisk, within the pharmaceuticals, biotechnology & life sciences segment, rose 73% and boosted the fund. In contrast, the biggest individual detractor was Alibaba Group Holding (-45%), from the retailing category. Tencent Holdings, within the media & entertainment group, returned -19% and hindered the fund. In consumer services, TAL Education Group (-94%) and New Oriental Education & Technology Group (-87%) hurt. Another detractor was Ping An Insurance (-28%), a stock in the insurance segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Global ex U.S. Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.8
Nestle SA (Reg. S) (Switzerland, Food Products)	1.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.2
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	1.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.7
Toyota Motor Corp. (Japan, Automobiles)	0.7
11.1

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	20.9
Information Technology	12.8
Consumer Discretionary	12.7
Industrials	11.1
Health Care	9.2
Consumer Staples	8.1
Materials	7.6
Communication Services	6.0
Energy	5.1
Utilities	2.5

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	14.2%
United Kingdom	8.4%
Canada	7.5%
France	6.5%
Cayman Islands	6.5%
Switzerland	6.2%
Germany	5.5%
Australia	4.2%
Taiwan	4.1%
Other*	36.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	100.1
Short-Term Investments and Net Other Assets (Liabilities)	(0.1)

Fidelity® Global ex U.S. Index Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.8%
		Shares	Value
Argentina - 0.0%
YPF SA Class D sponsored ADR (a)		74,949	$314,786
Australia - 4.2%
Afterpay Ltd. (a)		71,442	6,618,346
AGL Energy Ltd.		213,517	918,736
Ampol Ltd.		79,168	1,819,379
APA Group unit		377,276	2,327,208
Aristocrat Leisure Ltd.		195,455	6,863,408
ASX Ltd.		63,308	3,953,698
Aurizon Holdings Ltd.		604,791	1,533,195
AusNet Services		623,593	1,158,672
Australia & New Zealand Banking Group Ltd.		932,728	19,744,280
BHP Group Ltd.		968,640	26,605,627
BlueScope Steel Ltd.		169,660	2,631,663
Brambles Ltd.		480,527	3,629,223
Cochlear Ltd.		21,566	3,576,203
Coles Group Ltd.		443,384	5,716,800
Commonwealth Bank of Australia		581,858	45,818,717
Computershare Ltd.		172,978	2,441,102
Crown Ltd. (a)		124,594	933,509
CSL Ltd.		149,639	33,824,939
Dexus unit		351,635	2,875,304
Dominos Pizza Enterprises Ltd.		20,305	2,069,075
Endeavour Group Ltd.		454,796	2,326,418
Evolution Mining Ltd.		612,235	1,671,810
Fortescue Metals Group Ltd.		559,190	5,859,664
Goodman Group unit		541,993	8,928,942
Insurance Australia Group Ltd.		813,613	2,937,794
Lendlease Group unit		222,417	1,750,096
Macquarie Group Ltd.		112,687	16,660,773
Magellan Financial Group Ltd.		45,561	1,188,254
Medibank Private Ltd.		898,552	2,244,107
Mirvac Group unit		1,272,329	2,699,049
National Australia Bank Ltd.		1,080,511	23,492,448
Newcrest Mining Ltd.		271,042	5,074,856
Northern Star Resources Ltd.		368,606	2,562,103
Orica Ltd.		136,862	1,557,701
Origin Energy Ltd.		582,478	2,212,754
Qantas Airways Ltd. (a)		274,741	1,105,705
QBE Insurance Group Ltd.		482,030	4,289,642
Ramsay Health Care Ltd.		57,698	3,056,462
REA Group Ltd.		17,227	2,075,256
Reece Ltd.		93,533	1,399,464
Rio Tinto Ltd.		122,997	8,354,036
Santos Ltd.		616,305	3,236,036
Scentre Group unit		1,730,915	3,932,284
SEEK Ltd.		110,238	2,711,698
Sonic Healthcare Ltd.		147,922	4,454,311
South32 Ltd.		1,556,255	4,179,373
Stockland Corp. Ltd. unit		811,195	2,776,508
Suncorp Group Ltd.		414,956	3,658,406
Sydney Airport unit (a)		422,603	2,603,626
Tabcorp Holdings Ltd.		745,928	2,783,177
Telstra Corp. Ltd.		1,348,993	3,876,460
The GPT Group unit		614,225	2,384,182
Transurban Group unit		984,160	9,950,094
Treasury Wine Estates Ltd.		240,245	2,081,944
Vicinity Centres unit		1,330,927	1,727,052
Washington H. Soul Pattinson & Co. Ltd.		70,037	1,711,220
Wesfarmers Ltd.		373,388	16,080,444
Westpac Banking Corp.		1,202,412	23,393,094
WiseTech Global Ltd.		48,153	1,850,276
Woodside Petroleum Ltd.		320,017	5,599,445
Woolworths Group Ltd.		417,081	11,947,569

TOTAL AUSTRALIA			387,443,617

Austria - 0.1%
Erste Group Bank AG		92,616	3,972,078
OMV AG		48,502	2,937,980
Raiffeisen International Bank-Holding AG		50,731	1,483,719
Verbund AG		22,306	2,323,295
Voestalpine AG		38,873	1,475,737

TOTAL AUSTRIA			12,192,809

Bailiwick of Jersey - 0.5%
Experian PLC		304,151	13,931,749
Ferguson PLC		73,043	10,990,932
Glencore Xstrata PLC		3,281,841	16,411,108
Polymetal International PLC		114,101	2,125,669
WPP PLC		388,533	5,616,154

TOTAL BAILIWICK OF JERSEY			49,075,612

Belgium - 0.5%
Ageas		57,467	2,796,781
Anheuser-Busch InBev SA NV		251,481	15,382,397
Colruyt NV		19,311	947,410
Elia System Operator SA/NV		10,526	1,227,757
Groupe Bruxelles Lambert SA		35,459	4,109,308
KBC Groep NV		82,442	7,677,606
Proximus		52,692	991,951
Sofina SA		4,899	2,165,625
Solvay SA Class A		24,933	2,962,958
UCB SA		41,524	4,948,980
Umicore SA		64,267	3,683,430

TOTAL BELGIUM			46,894,203

Bermuda - 0.3%
Alibaba Health Information Technology Ltd. (a)		1,340,000	1,692,976
Alibaba Pictures Group Ltd. (a)		3,770,000	402,172
Beijing Enterprises Water Group Ltd.		1,522,000	580,983
Brilliance China Automotive Holdings Ltd. (a)		910,000	271,089
China Gas Holdings Ltd.		986,000	2,466,109
China Oriental Group Co. Ltd. (H Shares)		107	30
China Resource Gas Group Ltd.		300,000	1,611,722
China Youzan Ltd. (a)		4,632,000	589,381
CK Infrastructure Holdings Ltd.		200,636	1,209,412
Cosco Shipping Ports Ltd.		540,344	450,026
Credicorp Ltd. (United States)		22,545	2,923,185
GOME Electrical Appliances Holdings Ltd. (a)		4,618,104	468,903
HengTen Networks Group Ltd. (a)		824,000	282,768
Hongkong Land Holdings Ltd.		363,967	2,005,458
Hopson Development Holdings Ltd.		215,600	588,844
Huabao International Holdings Ltd.		291,000	546,805
Jardine Matheson Holdings Ltd.		71,019	4,114,131
Kunlun Energy Co. Ltd.		1,334,000	1,220,754
Nine Dragons Paper (Holdings) Ltd.		574,000	721,511
Shenzhen International Holdings Ltd.		454,523	548,547

TOTAL BERMUDA			22,694,806

Brazil - 0.8%
Ambev SA		1,556,000	4,684,156
Americanas SA (a)		140,787	740,879
Atacadao SA		174,000	513,016
B3 SA - Brasil Bolsa Balcao		2,024,998	4,273,313
Banco Bradesco SA		436,923	1,316,080
Banco do Brasil SA		258,400	1,304,866
Banco Inter SA unit		112,171	705,565
Banco Santander SA (Brasil) unit		124,300	757,631
BB Seguridade Participacoes SA		246,900	966,374
BRF SA (a)		211,800	871,773
BTG Pactual Participations Ltd. unit		386,900	1,545,872
CCR SA		376,300	762,095
Centrais Eletricas Brasileiras SA (Electrobras)		146,380	877,429
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		110,400	688,557
Companhia Siderurgica Nacional SA (CSN)		226,600	914,623
Cosan SA		339,264	1,189,630
CPFL Energia SA		57,900	269,915
Energisa SA unit		63,000	442,266
ENGIE Brasil Energia SA		79,250	546,373
Equatorial Energia SA		300,700	1,219,040
Hapvida Participacoes e Investimentos SA (b)		376,600	770,042
Hypermarcas SA		143,400	712,960
JBS SA		289,400	2,002,387
Klabin SA unit		236,400	960,880
Localiza Rent A Car SA		201,880	1,620,391
Lojas Renner SA		294,202	1,680,097
Magazine Luiza SA		974,552	1,866,634
Natura & Co. Holding SA (a)		294,603	2,030,557
Notre Dame Intermedica Participacoes SA		169,778	1,930,677
Petroleo Brasileiro SA - Petrobras (ON)		1,290,409	6,326,521
Raia Drogasil SA		360,700	1,485,927
Rede D'Oregon Sao Luiz SA (b)		123,000	1,285,836
Rumo SA (a)		429,400	1,216,575
Suzano Papel e Celulose SA (a)		243,238	2,121,728
Telefonica Brasil SA		149,900	1,209,017
TIM SA		291,400	579,310
Totvs SA		175,800	1,020,449
Ultrapar Participacoes SA		243,200	562,345
Ultrapar Participacoes SA rights 11/3/21 (a)(c)		17,431	31
Vale SA		1,300,545	16,501,653
Via S/A (a)		402,900	439,037
Vibra Energia SA		383,851	1,426,910
Weg SA		553,700	3,629,983

TOTAL BRAZIL			75,969,400

British Virgin Islands - 0.0%
Mail.Ru Group Ltd. unit (a)		35,981	739,540
Canada - 7.3%
Agnico Eagle Mines Ltd. (Canada)		81,550	4,328,555
Air Canada (a)		54,337	974,255
Algonquin Power & Utilities Corp.		199,391	2,874,221
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		273,549	10,260,298
AltaGas Ltd.		87,870	1,819,028
ATCO Ltd. Class I (non-vtg.)		24,326	825,543
B2Gold Corp.		365,594	1,509,523
Ballard Power Systems, Inc. (a)(d)		80,346	1,456,174
Bank of Montreal		212,469	23,068,406
Bank of Nova Scotia		398,126	26,102,088
Barrick Gold Corp. (Canada)		589,022	10,808,573
Bausch Health Cos., Inc. (Canada) (a)		98,470	2,760,120
BCE, Inc.		24,586	1,265,655
BlackBerry Ltd. (a)		172,970	1,868,624
Brookfield Asset Management, Inc. (Canada) Class A		422,126	25,485,823
Brookfield Renewable Corp.		43,131	1,786,438
CAE, Inc. (a)		96,859	2,937,232
Cameco Corp.		130,189	3,163,206
Canadian Apartment Properties (REIT) unit		28,489	1,391,072
Canadian Imperial Bank of Commerce		147,504	17,898,090
Canadian National Railway Co.		233,208	30,993,901
Canadian Natural Resources Ltd.		393,574	16,727,531
Canadian Pacific Railway Ltd. (d)		219,977	17,026,177
Canadian Tire Ltd. Class A (non-vtg.)		19,229	2,731,152
Canadian Utilities Ltd. Class A (non-vtg.)		47,978	1,389,796
CCL Industries, Inc. Class B		48,172	2,633,190
Cenovus Energy, Inc. (Canada)		433,985	5,189,866
CGI, Inc. Class A (sub. vtg.) (a)		73,501	6,566,153
Constellation Software, Inc.		6,607	11,611,311
Dollarama, Inc.		98,573	4,455,538
Emera, Inc.		83,912	3,904,051
Empire Co. Ltd. Class A (non-vtg.)		60,359	1,804,527
Enbridge, Inc.		665,369	27,870,660
Fairfax Financial Holdings Ltd. (sub. vtg.)		8,714	3,529,325
First Quantum Minerals Ltd.		194,796	4,611,767
FirstService Corp.		12,734	2,539,803
Fortis, Inc.		154,877	6,894,129
Franco-Nevada Corp.		62,688	8,944,791
George Weston Ltd.		26,221	2,833,122
GFL Environmental, Inc.		52,973	2,178,245
Gildan Activewear, Inc.		65,900	2,420,664
Great-West Lifeco, Inc.		89,311	2,627,516
Hydro One Ltd. (b)		104,295	2,491,922
iA Financial Corp, Inc.		35,632	2,107,804
IGM Financial, Inc.		28,439	1,129,196
Imperial Oil Ltd.		86,241	2,919,762
Intact Financial Corp.		57,798	7,748,276
Ivanhoe Mines Ltd. (a)		194,377	1,525,049
Keyera Corp.		75,175	1,926,754
Kinross Gold Corp.		428,821	2,577,916
Kirkland Lake Gold Ltd.		88,890	3,747,084
Lightspeed Commerce, Inc. (Canada) (a)		34,605	3,372,981
Loblaw Companies Ltd.		58,339	4,387,681
Lundin Mining Corp.		216,372	1,882,940
Magna International, Inc. Class A (sub. vtg.)		93,677	7,619,961
Manulife Financial Corp.		639,542	12,459,080
Metro, Inc.		84,496	4,251,427
National Bank of Canada		112,293	9,296,655
Northland Power, Inc.		75,290	2,420,644
Nutrien Ltd.		187,658	13,116,045
Nuvei Corp. (a)(b)		18,916	2,273,405
Onex Corp. (sub. vtg.)		25,846	1,926,128
Open Text Corp.		90,642	4,565,790
Pan American Silver Corp.		68,031	1,742,274
Parkland Corp.		51,238	1,490,854
Pembina Pipeline Corp.		183,453	6,073,101
Power Corp. of Canada (sub. vtg.)		185,164	6,167,146
Quebecor, Inc. Class B (sub. vtg.)		51,536	1,313,385
Restaurant Brands International, Inc.		75,789	4,290,995
Restaurant Brands International, Inc. (d)		14,604	827,171
RioCan (REIT)		55,914	1,007,048
Ritchie Bros. Auctioneers, Inc.		37,180	2,541,254
Rogers Communications, Inc. Class B (non-vtg.)		117,734	5,475,735
Royal Bank of Canada		466,470	48,554,190
Saputo, Inc.		80,673	1,926,870
Shaw Communications, Inc. Class B		145,040	4,176,814
Shopify, Inc. Class A (a)		37,046	54,090,872
Sun Life Financial, Inc.		193,086	11,003,843
Suncor Energy, Inc.		496,464	13,057,452
TC Energy Corp.		323,010	17,473,755
Teck Resources Ltd. Class B (sub. vtg.)		156,572	4,369,745
TELUS Corp.		144,470	3,314,078
The Toronto-Dominion Bank		596,421	43,295,461
Thomson Reuters Corp.		57,769	6,948,991
TMX Group Ltd.		18,292	1,980,402
Toromont Industries Ltd.		26,817	2,385,924
West Fraser Timber Co. Ltd.		31,641	2,533,376
Wheaton Precious Metals Corp.		148,210	5,983,009
WSP Global, Inc.		37,930	5,142,126
Yamana Gold, Inc.		320,534	1,258,723

TOTAL CANADA			664,237,233

Cayman Islands - 6.5%
3SBio, Inc. (a)(b)		412,000	377,025
51job, Inc. sponsored ADR (a)		11,134	663,141
AAC Technology Holdings, Inc.		250,500	1,082,715
Abu Dhabi Islamic Bank		467,063	742,591
Agile Property Holdings Ltd.		362,000	284,743
Agora, Inc. ADR (a)(d)		14,430	314,574
Airtac International Group		46,043	1,372,444
Akeso, Inc. (a)(b)		103,000	577,187
Alibaba Group Holding Ltd. (a)		4,987,212	102,550,334
Anta Sports Products Ltd.		353,000	5,516,972
Autohome, Inc. ADR Class A		24,620	968,797
Baidu, Inc. sponsored ADR (a)		92,030	14,930,947
Baozun, Inc. sponsored ADR (a)		17,429	301,522
BeiGene Ltd. ADR (a)		15,223	5,445,572
Bilibili, Inc. ADR (a)(d)		53,848	3,947,058
Bosideng International Holdings Ltd.		1,026,000	796,484
Budweiser Brewing Co. APAC Ltd. (b)		594,493	1,638,953
Burning Rock Biotech Ltd. ADR (a)		12,955	182,536
Chailease Holding Co. Ltd.		426,899	4,078,116
China Aoyuan Group Ltd.		361,000	142,442
China Conch Venture Holdings Ltd.		544,500	2,659,341
China East Education Holdings Ltd. (b)		137,000	130,476
China Education Group Holdings Ltd.		231,000	396,653
China Evergrande Group (d)		578,000	172,349
China Feihe Ltd. (b)		1,148,000	1,912,227
China Hongqiao Group Ltd.		774,000	860,497
China Huishan Dairy Holdings Co. Ltd. (a)(c)		397,000	1
China Liansu Group Holdings Ltd.		333,000	517,016
China Literature Ltd. (a)(b)		140,000	974,359
China Medical System Holdings Ltd.		471,000	802,707
China Meidong Auto Holding Ltd.		194,000	1,007,339
China Mengniu Dairy Co. Ltd.		1,036,000	6,597,751
China Overseas Property Holdings Ltd.		390,000	350,877
China Resources Cement Holdings Ltd.		758,000	639,095
China Resources Land Ltd.		1,064,634	4,146,059
China Resources Mixc Lifestyle Services Ltd. (b)		177,600	934,737
China State Construction International Holdings Ltd.		657,250	674,947
China Yuhua Education Corp. Ltd. (b)		436,000	198,373
ChinaSoft International Ltd.		878,000	1,469,258
Chindata Group Holdings Ltd. ADR (a)		25,862	257,586
Chow Tai Fook Jewellery Group Ltd.		648,000	1,325,899
CIFI Ever Sunshine Services Group Ltd.		246,000	446,439
CIFI Holdings Group Co. Ltd.		1,002,696	556,731
CK Asset Holdings Ltd.		650,471	4,017,111
CK Hutchison Holdings Ltd.		897,393	6,037,983
Country Garden Holdings Co. Ltd.		2,572,376	2,416,820
Country Garden Services Holdings Co. Ltd.		503,000	3,911,252
Dali Foods Group Co. Ltd. (b)		765,500	426,016
Daqo New Energy Corp. ADR (a)		18,420	1,432,892
ENN Energy Holdings Ltd.		257,900	4,464,897
ESR Cayman Ltd. (a)(b)		647,459	2,101,194
Futu Holdings Ltd. ADR (a)(d)		17,024	911,124
Gaotu Techedu, Inc. ADR (a)(d)		36,599	107,601
GDS Holdings Ltd. ADR (a)(d)		30,055	1,785,267
Geely Automobile Holdings Ltd.		1,924,000	6,689,056
Genscript Biotech Corp. (a)		380,000	1,687,424
Greentown China Holdings Ltd.		275,000	380,310
Greentown Service Group Co. Ltd.		440,000	437,144
Haidilao International Holding Ltd. (b)(d)		357,000	1,000,270
Haitian International Holdings Ltd.		196,000	574,359
Hansoh Pharmaceutical Group Co. Ltd. (b)		414,000	924,789
Hello Group, Inc. ADR		53,746	669,138
Hengan International Group Co. Ltd.		220,000	1,149,412
Huazhu Group Ltd. ADR (a)		57,035	2,644,143
Hutchison China Meditech Ltd. sponsored ADR (a)		28,544	839,764
HUYA, Inc. ADR (a)(d)		34,372	282,538
I-Mab ADR (a)		11,070	684,015
Innovent Biologics, Inc. (a)(b)		388,000	3,480,805
iQIYI, Inc. ADR (a)(d)		88,977	736,730
JD Health International, Inc. (b)(d)		109,650	971,003
JD.com, Inc. sponsored ADR (a)		285,904	22,380,565
Jinxin Fertility Group Ltd. (a)(b)		378,000	535,385
Jiumaojiu International Holdings Ltd. (b)		260,000	651,629
JOYY, Inc. ADR		17,603	887,015
Kaisa Group Holdings Ltd.		1,044,571	161,106
KE Holdings, Inc. ADR (a)		119,235	2,172,462
Kingboard Chemical Holdings Ltd.		236,000	1,032,813
Kingboard Laminates Holdings Ltd.		286,000	448,454
Kingdee International Software Group Co. Ltd. (a)		871,000	2,877,026
Kingsoft Cloud Holdings Ltd. ADR (a)(d)		17,269	396,669
Kingsoft Corp. Ltd.		310,600	1,335,334
Kuaishou Technology Class B (b)		85,600	1,138,693
KWG Group Holdings Ltd.		389,000	339,978
Lee & Man Paper Manufacturing Ltd.		438,000	328,760
Legend Biotech Corp. ADR (a)		44	2,310
Li Ning Co. Ltd.		740,000	8,226,978
Logan Property Holdings Co. Ltd.		441,000	442,672
Longfor Properties Co. Ltd. (b)		619,000	3,007,287
Lufax Holding Ltd. ADR (a)(d)		49,414	311,802
Meituan Class B (a)(b)		1,324,400	45,067,533
Melco Crown Entertainment Ltd. sponsored ADR (a)		75,768	820,567
Microport Scientific Corp.		213,400	1,006,591
Ming Yuan Cloud Group Holdings Ltd.		113,000	370,349
Minth Group Ltd.		252,000	1,007,287
NetEase, Inc. ADR		132,819	12,961,806
New Oriental Education & Technology Group, Inc. sponsored ADR		488,247	1,000,906
NIO, Inc. sponsored ADR (a)		448,531	17,676,607
Noah Holdings Ltd. sponsored ADR (a)		11,621	494,009
OneConnect Financial Technology Co. Ltd. ADR (a)(d)		31,588	100,134
Pinduoduo, Inc. ADR (a)		144,310	12,832,045
Ping An Healthcare and Technology Co. Ltd. (a)(b)		158,200	769,600
Powerlong Real Estate Holding Ltd.		546,000	376,140
RLX Technology, Inc. ADR (d)		196,493	954,956
Sands China Ltd. (a)		775,587	1,767,699
Sany Heavy Equipment International Holdings Co. Ltd.		324,000	371,452
Sea Ltd. ADR (a)		22,726	7,807,972
Seazen Group Ltd.		638,000	505,939
Shenzhou International Group Holdings Ltd.		269,800	5,812,626
Shimao Property Holdings Ltd.		464,000	729,948
Shimao Services Holdings Ltd. (b)		175,000	333,783
Silergy Corp.		26,000	4,276,531
Sino Biopharmaceutical Ltd.		3,569,250	2,642,360
SITC International Holdings Co. Ltd.		447,000	1,513,842
Smoore International Holdings Ltd. (b)		586,000	2,809,305
SSY Group Ltd.		392,000	186,919
Sunac China Holdings Ltd.		845,000	1,820,217
Sunac Services Holdings Ltd. (b)		240,000	486,755
Sunny Optical Technology Group Co. Ltd.		232,900	6,292,087
TAL Education Group ADR (a)		133,682	546,759
Tencent Holdings Ltd.		1,891,300	115,047,387
Tencent Music Entertainment Group ADR (a)		216,563	1,702,185
Tingyi (Cayman Islands) Holding Corp.		706,000	1,321,170
Tongcheng-Elong Holdings Ltd. (a)		354,400	793,477
Topsports International Holdings Ltd. (b)		562,000	683,313
Trip.com Group Ltd. ADR (a)		166,683	4,760,466
Uni-President China Holdings Ltd.		419,000	357,581
Up Fintech Holdings Ltd. ADR (a)(d)		23,741	153,604
Vinda International Holdings Ltd.		136,000	374,937
Vipshop Holdings Ltd. ADR (a)		153,899	1,717,513
Vnet Group, Inc. ADR (a)		30,209	473,677
Want Want China Holdings Ltd.		1,490,000	1,154,772
Weibo Corp. sponsored ADR (a)		20,640	928,387
Weimob, Inc. (a)(b)(d)		552,000	855,616
WH Group Ltd. (b)		2,657,946	1,865,225
Wharf Real Estate Investment Co. Ltd.		527,654	2,977,188
Wuxi Biologics (Cayman), Inc. (a)(b)		1,186,000	17,964,301
Wynn Macau Ltd. (a)		460,730	414,512
Xiaomi Corp. Class B (a)(b)		4,768,200	13,084,130
Xinyi Glass Holdings Ltd.		583,793	1,646,971
Xinyi Solar Holdings Ltd.		1,587,446	3,321,589
XPeng, Inc. ADR (a)		125,492	5,851,692
Yadea Group Holdings Ltd. (b)		356,000	613,123
Yihai International Holding Ltd.		161,000	946,694
Zai Lab Ltd. ADR (a)		25,346	2,646,122
Zhen Ding Technology Holding Ltd.		226,302	780,212
Zhenro Properties Group Ltd.		356,000	169,295
Zhongsheng Group Holdings Ltd. Class H		187,500	1,695,344
ZTO Express, Inc. sponsored ADR		144,745	4,245,371

TOTAL CAYMAN ISLANDS			592,273,443

Chile - 0.1%
Banco de Chile		16,652,534	1,445,198
Banco de Credito e Inversiones		17,132	576,907
Banco Santander Chile		19,856,661	868,958
Cencosud SA		460,915	674,233
Cencosud Shopping SA		172,968	167,404
Colbun SA		2,962,724	204,313
Compania Cervecerias Unidas SA		46,721	391,440
Empresas CMPC SA		351,839	649,183
Empresas COPEC SA		123,395	970,778
Enel Americas SA		6,766,678	769,413
Enel Chile SA		9,596,008	393,159
Falabella SA		226,706	626,918
Itau CorpBanca SA (a)		1	0
Itau CorpBanca SA rights 11/2/21 (a)		1	0

TOTAL CHILE			7,737,904

China - 3.2%
360 Security Technology, Inc. (A Shares) (a)		155,900	293,024
A-Living Smart City Services C (H Shares) (b)		168,750	566,079
Addsino Co. Ltd. (A Shares)		25,100	60,147
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)		11,853	289,028
AECC Aero-Engine Control Co. Ltd. (A Shares)		13,600	56,644
AECC Aviation Power Co. Ltd.		47,600	439,608
Agricultural Bank of China Ltd.:
(A Shares)		584,800	268,401
(H Shares)		9,821,000	3,344,984
Aier Eye Hospital Group Co. Ltd. (A Shares)		97,957	742,123
Air China Ltd.:
(A Shares) (a)		177,800	236,206
(H Shares) (a)		522,000	368,329
Aluminum Corp. of China Ltd.:
(A shares) (a)		540,000	517,597
(H Shares) (a)		844,000	507,911
Angel Yeast Co. Ltd. (A Shares)		15,200	132,003
Anhui Conch Cement Co. Ltd.:
(A Shares)		32,800	194,985
(H Shares)		469,500	2,335,281
Anhui Gujing Distillery Co. Ltd. (B Shares)		62,502	805,565
Anhui Honglu Steel Construction Group Co. Ltd.		11,500	75,581
Anhui Kouzi Distillery Co. Ltd. (A Shares)		9,500	89,917
Apeloa Pharmaceutical Co. Ltd. A Shares		27,200	147,428
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)		4,300	267,307
Autobio Diagnostics Co. Ltd.		10,870	92,787
Avary Holding Shenzhen Co. Ltd. (A Shares)		34,800	190,087
AVIC Capital Co. Ltd. (A Shares)		141,000	85,625
AVIC Electromechanical Systems Co. Ltd. (A Shares)		63,800	151,389
AviChina Industry & Technology Co. Ltd. (H Shares)		871,000	555,255
Avicopter PLC (A Shares)		11,200	109,836
Bank of Beijing Co. Ltd. (A Shares)		322,116	222,765
Bank of Chengdu Co. Ltd. (A Shares)		64,200	127,884
Bank of China Ltd. (H Shares)		26,959,000	9,540,839
Bank of Communications Co. Ltd.:
(A Shares)		730,700	515,594
(H Shares)		2,914,000	1,734,056
Bank of Hangzhou Co. Ltd. (A Shares)		102,780	229,122
Bank of Jiangsu Co. Ltd. (A Shares)		235,430	231,176
Bank of Nanjing Co. Ltd. (A Shares)		172,900	261,816
Bank of Ningbo Co. Ltd. (A Shares)		112,400	670,285
Bank of Shanghai Co. Ltd. (A Shares)		209,320	238,215
Baoshan Iron & Steel Co. Ltd. (A Shares)		413,800	460,585
BBMG Corp. (H Shares)		151,000	25,424
Beijing BDStar Navigation Co. Ltd. (A Shares) (a)		6,900	42,677
Beijing Capital International Airport Co. Ltd. (H Shares) (a)		746,000	484,198
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)		68,900	92,286
Beijing E-Hualu Information Technology Co. Ltd. (A Shares) (a)		6,100	27,549
Beijing Enlight Media Co. Ltd. (A Shares)		53,600	78,320
Beijing Kingsoft Office Software, Inc. (A Shares)		7,558	348,394
Beijing New Building Materials PLC (A Shares)		29,300	129,170
Beijing Originwater Technology Co. Ltd. (A Shares)		57,100	62,219
Beijing Roborock Technology Co. Ltd. (A Shares)		1,321	185,599
Beijing Shiji Information Technology Co. Ltd. (A Shares)		22,260	82,288
Beijing Shunxin Agriculture Co. Ltd.		13,300	67,645
Beijing Sinnet Technology Co. Ltd. (A Shares)		27,600	56,917
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)		21,720	97,890
Beijing United Information Technology Co. Ltd. (A Shares)		8,200	143,627
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)		8,200	283,197
Beijing Yanjing Brewery Co. Ltd. (A Shares)		48,000	49,680
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. (A Shares)		5,400	136,565
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)		762,300	547,411
Betta Pharmaceuticals Co. Ltd. (A Shares)		6,600	81,602
BGI Genomics Co. Ltd.		6,800	94,605
BOC International China Co. Ltd.		44,800	92,877
BOE Technology Group Co. Ltd. (A Shares)		730,900	560,234
By-Health Co. Ltd. (A Shares)		30,700	122,115
BYD Co. Ltd.:
(A Shares)		23,600	1,146,925
(H Shares)		275,000	10,518,085
C&S Paper Co. Ltd. (A Shares)		27,600	73,419
Caitong Securities Co. Ltd.		65,900	105,551
CanSino Biologics, Inc.:
(A Shares) (a)		3,817	163,209
(H Shares) (a)(b)		23,600	607,858
CGN Power Co. Ltd. (H Shares) (b)		3,780,000	1,020,243
Chacha Food Co. Ltd. (A Shares)		9,000	79,944
Changchun High & New Technology Industry Group, Inc. (A Shares)		7,700	327,870
Changjiang Securities Co. Ltd. (A Shares)		101,100	114,267
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)		6,100	217,746
Chaozhou Three-Circle Group Co. (A Shares)		28,000	174,843
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)		24,200	61,692
China Baoan Group Co. Ltd. (A Shares)		50,000	163,213
China Bohai Bank Co. Ltd. (H Shares) (b)		955,000	362,091
China Cinda Asset Management Co. Ltd. (H Shares)		2,914,000	486,884
China CITIC Bank Corp. Ltd.:
(A Shares)		111,700	79,166
(H Shares)		2,919,000	1,283,077
China Communications Services Corp. Ltd. (H Shares)		902,000	498,503
China Construction Bank Corp. (H Shares)		31,864,000	21,686,026
China CSSC Holdings Ltd. (A Shares)		86,500	304,504
China Eastern Airlines Corp. Ltd.:
(A Shares) (a)		263,100	198,380
(H Shares) (a)		28,000	11,012
China Everbright Bank Co. Ltd.:
(A Shares)		324,600	174,316
(H Shares)		1,813,000	638,471
China Fortune Land Development Co. Ltd. (A Shares) (a)		69,030	39,657
China Galaxy Securities Co. Ltd. (H Shares)		1,586,000	884,678
China Great Wall Securities Co. Ltd. (A Shares)		83,100	148,019
China Greatwall Technology Group Co. Ltd. (A Shares)		51,700	108,553
China Huarong Asset Management Co. Ltd. (a)(b)(c)		2,463,000	322,892
China International Capital Corp. Ltd.		31,000	233,066
China International Capital Corp. Ltd. (H Shares) (b)		422,000	1,050,051
China International Travel Service Corp. Ltd. (A Shares)		37,300	1,563,214
China Jushi Co. Ltd. (A Shares)		65,722	196,373
China Life Insurance Co. Ltd.:
(A Shares)		31,100	144,679
(H Shares)		2,556,000	4,440,464
China Longyuan Power Grid Corp. Ltd. (H Shares)		1,113,000	2,600,648
China Merchants Bank Co. Ltd.:
(A Shares)		214,400	1,806,372
(H Shares)		1,467,751	12,365,668
China Merchants Energy Shipping Co. Ltd. (A Shares)		132,720	94,893
China Merchants Property Operation & Service Co. Ltd. (A Shares)		17,700	37,302
China Merchants Securities Co. Ltd. (A Shares)		156,930	420,391
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		181,400	295,360
China Minsheng Banking Corp. Ltd.:
(A Shares)		801,300	486,603
(H Shares)		1,729,300	686,786
China Molybdenum Co. Ltd.:
(A Shares)		278,300	260,238
(H Shares)		1,164,000	722,591
China National Building Materials Co. Ltd. (H Shares)		1,255,000	1,577,521
China National Chemical Engineering Co. Ltd. (A Shares)		100,800	165,384
China National Medicines Corp. Ltd. (A Shares)		10,500	49,994
China National Nuclear Power Co. Ltd. (A Shares)		220,300	235,578
China National Software & Service Co. Ltd. (A Shares)		8,800	70,337
China Northern Rare Earth Group High-Tech Co. Ltd.		62,800	496,067
China Oilfield Services Ltd. (H Shares)		548,000	527,539
China Pacific Insurance (Group) Co. Ltd.		60,500	258,783
China Pacific Insurance (Group) Co. Ltd. (H Shares)		952,000	2,936,572
China Petroleum & Chemical Corp.:
(A Shares)		332,700	220,735
(H Shares)		8,486,000	4,134,659
China Railway Group Ltd.:
(A Shares)		591,200	484,533
(H Shares)		1,081,000	529,350
China Railway Signal & Communications Corp. (A Shares)		163,929	126,163
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)		20,500	77,222
China Shenhua Energy Co. Ltd.:
(A Shares)		74,300	230,703
(H Shares)		1,204,000	2,593,540
China South Publishing & Media Group Co. Ltd. (A Shares)		39,200	50,180
China Southern Airlines Ltd.:
(A Shares) (a)		280,800	287,562
(H Shares) (a)		614,000	374,058
China State Construction Engineering Corp. Ltd. (A Shares)		918,960	668,517
China Tower Corp. Ltd. (H Shares) (b)		14,356,000	1,863,577
China TransInfo Technology Co. Ltd. (A Shares)		23,000	48,041
China United Network Communications Ltd. (A Shares)		735,500	468,460
China Vanke Co. Ltd.:
(A Shares)		139,600	396,849
(H Shares)		617,100	1,445,095
China Yangtze Power Co. Ltd. (A Shares)		420,500	1,394,938
China Zheshang Bank Co. Ltd.		619,900	332,897
Chongqing Brewery Co. Ltd. (A Shares) (a)		8,800	206,683
Chongqing Changan Automobile Co. Ltd. (A Shares)		122,300	372,298
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)		15,500	84,399
Chongqing Rural Commercial Bank Co. Ltd.:
(A Shares)		328,500	195,897
(H Shares)		480,000	172,740
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)		29,200	684,672
CITIC Securities Co. Ltd.:
(A Shares)		160,200	647,227
(H Shares)		884,500	2,253,170
Contemporary Amperex Technology Co. Ltd.		44,200	4,410,650
COSCO Shipping Energy Transportation Co. Ltd. (A Shares)		60,200	55,729
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares)		420,320	1,084,633
(H Shares) (d)		782,150	1,214,366
CRRC Corp. Ltd. (A Shares)		490,800	455,115
CSC Financial Co. Ltd. (A Shares)		85,000	375,389
Daan Gene Co. Ltd.		19,200	57,698
DaShenLin Pharmaceutical Group Co. Ltd.		10,560	58,308
DHC Software Co. Ltd. (A Shares)		48,700	52,762
Dong E-E-Jiao Co. Ltd. (A Shares)		13,300	84,358
Dongfang Electric Corp. Ltd. (A Shares)		58,000	164,337
Dongfeng Motor Group Co. Ltd. (H Shares)		926,000	865,243
Dongxing Securities Co. Ltd. (A Shares)		57,200	97,867
East Money Information Co. Ltd. (A Shares)		184,540	947,799
Ecovacs Robotics Co. Ltd. Class A		9,500	254,342
ENN Natural Gas Co. Ltd. (A Shares)		45,100	129,617
Eve Energy Co. Ltd. (A shares)		34,324	607,900
Everbright Securities Co. Ltd. (A Shares)		61,900	147,170
Fangda Carbon New Material Co. Ltd. (A Shares)		75,600	126,752
FAW Jiefang Group Co. Ltd. (A Shares)		35,000	56,879
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)		20,100	54,064
Financial Street Holdings Co. Ltd. (A Shares)		68,700	62,632
First Capital Securities Co. Ltd. (A Shares)		70,800	75,489
Flat Glass Group Co. Ltd. (A Shares)		100,500	863,054
Focus Media Information Technology Co. Ltd. (A Shares)		289,240	332,327
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		64,644	1,180,914
Founder Securities Co. Ltd. (A Shares)		171,700	218,721
Foxconn Industrial Internet Co. Ltd. (A Shares)		142,796	253,012
Fu Jian Anjoy Foods Co. Ltd. (A Shares)		5,000	158,170
Fujian Sunner Development Co. Ltd. A Shares		24,200	84,775
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)		74,200	572,217
(H Shares) (b)		151,200	872,551
G-bits Network Technology Xiamen Co. Ltd. (A Shares)		1,400	74,842
Ganfeng Lithium Co. Ltd. (A Shares)		58,100	1,518,314
GCL System Integration Technology Co. Ltd. (a)		83,100	52,280
GEM Co. Ltd. (A Shares)		97,200	165,395
Gemdale Corp. (A Shares)		76,100	120,582
GF Securities Co. Ltd.:
(A Shares)		216,000	678,440
(H Shares)		185,800	315,696
Giant Network Group Co. Ltd. (A Shares)		32,700	50,742
Gigadevice Semiconductor Beijing, Inc. (A Shares)		12,784	338,292
GoerTek, Inc. (A Shares)		62,800	426,853
Gotion High-tech Co. Ltd. (A Shares) (a)		20,700	190,334
Great Wall Motor Co. Ltd.:
(A Shares)		57,600	611,451
(H Shares)		976,000	4,403,008
Greenland Holdings Corp. Ltd. (A Shares)		318,565	204,395
GRG Banking Equipment Co. Ltd. (A Shares)		26,300	42,535
Guangdong Haid Group Co. Ltd. (A Shares)		32,700	335,129
Guangdong Hongda Blasting Co. Ltd. (A Shares)		12,300	52,862
Guangdong Kinlong Hardware Products Co. Ltd. (A Shares)		6,700	139,716
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd.		9,100	31,864
Guanghui Energy Co. Ltd. (A Shares) (a)		138,300	142,710
Guangzhou Automobile Group Co. Ltd.		76,100	205,286
Guangzhou Automobile Group Co. Ltd. (H Shares)		726,000	686,763
Guangzhou Baiyunshan Pharma Health (A Shares)		30,200	137,287
Guangzhou Haige Communications Group (A Shares)		36,400	53,642
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)		8,200	146,559
Guangzhou R&F Properties Co. Ltd. (H Shares) (d)		683,600	428,760
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)		11,000	130,508
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)		18,210	468,856
Guangzhou Wondfo Biotech Co. Ltd. (A Shares)		4,420	23,922
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)		32,670	39,424
Guolian Securities Co. Ltd.		23,900	45,630
Guosen Securities Co. Ltd. (A Shares)		151,000	268,727
Guotai Junan Securities Co. Ltd.:
(A Shares)		43,000	117,607
(H Shares) (b)		263,400	360,205
Guoyuan Securities Co. Ltd. (A Shares)		70,200	81,315
Haier Smart Home Co. Ltd.		729,800	2,729,539
Haier Smart Home Co. Ltd. (A Shares)		141,229	599,684
Haitong Securities Co. Ltd.:
(A Shares)		114,700	221,136
(H Shares)		1,135,600	1,011,466
Hanergy Mobile Energy Holding (a)(c)		576,000	1
Hangzhou First Applied Material Co. Ltd. (A Shares)		17,000	380,299
Hangzhou Great Star Industrial Co. Ltd. (A Shares) (a)		28,700	143,506
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)		21,100	85,312
Hangzhou Robam Appliances Co. Ltd. (A Shares)		15,400	75,320
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)		25,100	241,645
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)		34,800	925,718
(H Shares) (b)		7,000	136,482
Hefei Meiya Optoelectronic Technology, Inc. (A Shares)		12,900	81,419
Heilongjiang Agriculture Co. Ltd. (A Shares)		32,100	68,953
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)		66,100	304,406
Hengli Petrochemical Co. Ltd. (A Shares)		114,800	394,988
Hengyi Petrochemical Co. Ltd. (A Shares)		57,630	98,513
Hesteel Co. Ltd. (A Shares)		268,100	102,958
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)		8,300	146,169
Hongfa Technology Co. Ltd. (A Shares)		12,800	148,547
Huaan Securities Co. Ltd. (A Shares)		85,800	68,444
Huadian Power International Corp. Ltd. (H Shares)		136,000	50,516
Huadong Medicine Co. Ltd. (A Shares)		27,560	157,639
Huafon Chemical Co. Ltd. (A Shares)		94,500	175,406
Huagong Tech Co. Ltd. (A Shares)		8,100	36,417
Hualan Biological Engineer, Inc. (A Shares)		30,450	141,180
Huaneng Power International, Inc.:
(A Shares)		38,400	46,218
(H Shares)		1,458,000	755,188
Huatai Securities Co. Ltd.:
(A Shares)		71,000	175,900
(H Shares) (b)		669,400	998,013
HUAXI Securities Co. Ltd.		51,000	72,052
Huaxia Bank Co. Ltd. (A Shares)		192,800	169,452
Huaxin Cement Co. Ltd. (A Shares)		21,900	57,231
Huayu Automotive Systems Co. Ltd. (A Shares)		70,731	295,258
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)		62,700	31,811
Huizhou Desay SV Automotive Co. Ltd.		9,800	164,232
Humanwell Healthcare Group Co. Ltd. (A Shares)		35,400	116,494
Hunan Valin Steel Co. Ltd. (A Shares)		127,200	106,037
Hundsun Technologies, Inc. (A Shares)		24,752	243,434
iFlytek Co. Ltd. (A Shares)		47,000	413,962
IMEIK Technology Development Co. Ltd. (A Shares)		3,600	351,640
Industrial & Commercial Bank of China Ltd.:
(A Shares)		423,500	308,745
(H Shares)		19,595,000	10,741,240
Industrial Bank Co. Ltd. (A Shares)		377,800	1,098,765
Industrial Securities Co. Ltd. (A Shares)		121,800	173,599
Ingenic Semiconductor Co. Ltd. (A Shares)		9,000	193,045
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		118,100	792,772
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)		755,900	331,589
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)		131,800	105,551
Inspur Electronic Information Industry Co. Ltd. (A Shares)		24,512	118,930
Intco Medical Technology Co. Ltd. (A Shares)		7,500	60,098
JA Solar Technology Co. Ltd. (A Shares)		30,600	435,897
Jafron Biomedical Co. Ltd. (A Shares)		13,740	110,851
Jason Furniture Hangzhou Co. Ltd. (A Shares)		15,400	149,631
JCET Group Co. Ltd. (A Shares)		34,900	168,405
Jiangsu Changshu Rural Commercial Bank Co. Ltd.		27,600	31,281
Jiangsu Eastern Shenghong Co. Ltd.		62,500	265,874
Jiangsu Expressway Co. Ltd. (H Shares)		414,000	391,625
Jiangsu Hengli Hydraulic Co. Ltd.		25,472	326,465
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		118,248	908,954
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)		22,000	169,385
Jiangsu Shagang Co. Ltd. (A Shares)		36,200	35,094
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		27,300	793,461
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)		6,000	110,310
Jiangsu Yoke Technology Co. Ltd. (A Shares)		11,400	135,165
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)		17,200	94,596
Jiangsu Zhongnan Construction Group Co. Ltd. (A Shares)		67,800	40,538
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)		61,500	97,064
Jiangxi Copper Co. Ltd.:
(A Shares)		30,000	109,074
(H Shares)		422,000	738,724
Jiangxi Zhengbang Technology Co. Ltd. (A Shares)		45,700	71,485
Jilin Aodong Pharmaceutical Group Co. Ltd. (A Shares)		43,300	107,004
Jinke Properties Group Co. Ltd. (A Shares)		90,900	63,005
JiuGui Liquor Co. Ltd. (A Shares)		6,400	214,717
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)		23,700	42,659
Joinn Laboratories China Co. Ltd. (A Shares)		7,420	185,333
Jointown Pharmaceutical Group (A Shares)		31,800	67,465
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)		14,000	79,444
Joyoung Co. Ltd. (A Shares)		21,600	78,736
Juewei Food Co. Ltd.		10,300	105,882
Kingfa Sci & Tech Co. Ltd. (A Shares)		56,600	103,644
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)		32,200	103,048
Kunlun Tech Co. Ltd. (A Shares)		21,100	61,563
Kweichow Moutai Co. Ltd. (A Shares)		23,800	6,784,639
Lakala Payment Co. Ltd. (A Shares)		9,200	34,598
Laobaixing Pharmacy Chain JSC (A Shares)		4,600	31,417
Lb Group Co. Ltd. (A Shares)		45,500	201,654
Lens Technology Co. Ltd. (A Shares)		94,400	313,451
Leo Group Co. Ltd. (A Shares)		116,000	41,288
Lepu Medical Technology Beijing Co. Ltd. (A Shares)		29,800	99,182
Leyard Optoelectronic Co. Ltd. (A Shares)		58,000	85,202
Liaoning Chengda Co. Ltd. (A Shares)		28,500	90,540
Lingyi iTech Guangdong Co. (A Shares) (a)		150,800	156,785
Livzon Pharmaceutical Group, Inc. (A Shares)		18,400	100,937
LONGi Green Energy Technology Co. Ltd.		102,420	1,561,942
Luxi Chemical Group Co. Ltd.		42,500	108,808
Luxshare Precision Industry Co. Ltd. (A Shares)		129,047	778,422
Luzhou Laojiao Co. Ltd. (A Shares)		26,700	954,293
Maccura Biotechnology Co. Ltd. (A Shares)		7,100	30,846
Mango Excellent Media Co. Ltd. (A Shares)		37,800	231,848
Maxscend Microelectronics Co. Ltd. (A Shares)		6,220	300,224
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)		57,564	64,881
Metallurgical Corp. China Ltd. (H Shares)		920,000	255,408
Mingyang Smart Energy Group Ltd.		44,800	216,735
Montage Technology Co. Ltd. (A Shares)		15,781	160,378
Muyuan Foodstuff Co. Ltd. (A Shares)		96,040	856,238
Nanji E-Commerce Co. Ltd. (A Shares)		40,800	45,668
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.		29,841	172,829
Nanjing Securities Co. Ltd. (A Shares)		53,600	81,248
NARI Technology Co. Ltd. (A Shares)		107,540	653,558
National Silicon Industry Group Co. Ltd. (A Shares) (a)		41,363	182,157
NAURA Technology Group Co. Ltd.		9,500	550,580
NavInfo Co. Ltd. (A Shares) (a)		35,200	64,292
New China Life Insurance Co. Ltd.		13,900	84,996
New China Life Insurance Co. Ltd. (H Shares)		370,900	1,074,969
New Hope Liuhe Co. Ltd. (A Shares) (a)		113,900	255,867
Ninestar Corp. (A Shares)		18,500	106,077
Ningbo Joyson Electronic Corp. (A shares)		20,300	56,187
Ningbo Tuopu Group Co. Ltd. (A Shares)		23,700	192,020
Ningxia Baofeng Energy Group Co. Ltd.		119,200	271,681
Nongfu Spring Co. Ltd. (H Shares) (b)		144,600	733,175
Northeast Securities Co. Ltd. (A Shares)		57,700	77,645
Offcn Education Technology Co. A Shares (a)		48,490	79,028
Offshore Oil Enginering Co. Ltd. (A Shares)		63,300	45,950
OFILM Group Co. Ltd. (A Shares)		46,400	54,181
Oppein Home Group, Inc. (A Shares)		10,760	213,814
Orient Securities Co. Ltd. (A Shares)		106,100	227,910
Ovctek China, Inc. (A Shares)		15,820	168,900
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)		79,100	49,393
People's Insurance Co. of China Group Ltd.:
(A Shares)		140,700	110,263
(H Shares)		2,463,000	769,242
Perfect World Co. Ltd. (A Shares)		31,950	86,686
PetroChina Co. Ltd.:
(A Shares)		229,600	196,419
(H Shares)		7,136,000	3,440,606
Pharmaron Beijing Co. Ltd.:
(A Shares)		15,600	465,997
(H Shares) (b)		41,800	910,623
PICC Property & Casualty Co. Ltd. (H Shares)		2,300,933	2,152,920
Ping An Bank Co. Ltd. (A Shares)		351,900	1,071,233
Ping An Insurance Group Co. of China Ltd.:
(A Shares)		284,992	2,205,371
(H Shares)		2,025,000	14,504,534
Poly Developments & Holdings (A Shares)		245,200	480,773
Poly Property Development Co. Ltd. (H Shares)		36,600	205,568
Postal Savings Bank of China Co. Ltd.		332,900	281,152
Postal Savings Bank of China Co. Ltd. (H Shares) (b)		2,879,000	2,094,356
Power Construction Corp. of China Ltd. (A Shares)		255,300	327,208
Proya Cosmetics Co. Ltd. (A Shares)		3,600	112,961
Qianhe Condiment and Food Co. Ltd. (A Shares)		10,080	38,632
Qingdao Rural Commercial Bank Corp. (A Shares)		57,000	33,991
Raytron Technology Co. Ltd. (A Shares)		9,121	103,046
Risesun Real Estate Development Co. Ltd. (A Shares)		86,700	58,064
Riyue Heavy Industry Co. Ltd. (A Shares)		22,600	137,278
Rongsheng Petrochemical Co. Ltd. (A Shares)		192,150	517,139
SAIC Motor Corp. Ltd. (A Shares)		164,000	519,209
Sailun Group Co. Ltd. A Shares		66,900	139,946
Sanan Optoelectronics Co. Ltd. (A Shares)		86,000	451,095
Sangfor Technologies, Inc.		8,200	259,617
Sany Heavy Industry Co. Ltd. (A Shares)		157,600	564,882
Satellite Chemical Co. Ltd. (A Shares)		36,960	224,734
SDIC Capital Co. Ltd.		91,352	116,940
SDIC Power Holdings Co. Ltd. (A Shares)		122,300	201,423
Sealand Securities Co. Ltd. (A Shares)		114,180	68,803
Seazen Holdings Co. Ltd. (A Shares)		39,700	212,204
SF Holding Co. Ltd. (A Shares)		88,200	889,883
SG Micro Corp. (A Shares)		3,750	189,673
Shaanxi Coal Industry Co. Ltd. (A Shares)		189,300	369,690
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)		24,010	65,556
Shandong Gold Mining Co. Ltd.:
(A Shares)		61,432	191,035
(H Shares) (b)		201,500	366,199
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)		39,520	191,747
Shandong Linglong Tyre Co. Ltd. (A Shares)		27,500	151,458
Shandong Nanshan Aluminum Co. Ltd. (A Shares)		237,000	159,831
Shandong Pharmaceutical Glass Co. Ltd. (A Shares)		8,100	43,005
Shandong Sun Paper Industry JSC Ltd. (A Shares)		41,600	74,553
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		848,000	1,445,213
Shanghai Bailian Group Co. Ltd. (A Shares)		35,000	75,237
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)		14,700	145,950
Shanghai Baosight Software Co. Ltd. (A Shares)		18,200	198,884
Shanghai Construction Group Co. Ltd. (A Shares)		168,300	85,914
Shanghai Electric Group Co. Ltd. (A Shares)		265,500	196,874
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)		27,900	217,773
(H Shares)		176,500	832,536
Shanghai International Airport Co. Ltd. (A Shares) (a)		14,800	121,990
Shanghai International Port Group Co. Ltd. (A Shares)		236,600	209,055
Shanghai Jahwa United Co. Ltd. (A Shares)		13,900	104,005
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)		21,400	180,400
Shanghai Lingang Holdings Corp. Ltd. (A Shares)		65,880	151,285
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		478,771	425,627
Shanghai M&G Stationery, Inc. (A Shares)		15,700	155,634
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)		81,400	236,992
(H Shares)		191,700	351,345
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		544,500	759,916
Shanghai Putailai New Energy Technology Co. Ltd.		13,464	373,690
Shanghai RAAS Blood Products Co. Ltd. (A Shares)		200,600	206,683
Shanghai Yuyuan Tourist Mart Group Co. Ltd.		65,400	100,360
Shanghai Zhangjiang High Ltd. (A Shares)		27,200	70,869
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)		64,300	129,890
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)		77,000	135,110
Shanxi Securities Co. Ltd. (A Shares)		59,350	58,000
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)		116,400	139,918
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)		22,120	1,041,124
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)		88,270	127,325
Shenergy Co. Ltd. (A Shares)		100,900	97,502
Shenghe Resources Holding Co. Ltd. (A Shares)		36,000	113,635
Shengyi Technology Co. Ltd.		38,700	134,422
Shennan Circuits Co. Ltd. (A Shares)		7,500	104,004
Shenwan Hongyuan Group Co. Ltd. (A Shares)		354,900	284,219
Shenzhen Capchem Technology Co. Ltd. (A Shares)		6,000	134,279
Shenzhen Energy Group Co. Ltd. (A Shares)		69,720	88,378
Shenzhen Goodix Technology Co. Ltd. (A Shares)		7,200	115,085
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (A Shares)		19,300	46,278
Shenzhen Inovance Technology Co. Ltd. (A Shares)		48,150	490,313
Shenzhen Kaifa Technology Co. Ltd. (A Shares)		24,200	55,912
Shenzhen Kangtai Biological Products Co. Ltd.		12,600	224,728
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		23,400	1,373,845
Shenzhen MTC Co. Ltd. (A Shares) (a)		140,400	107,397
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)		141,000	137,792
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares) (a)		19,900	89,780
Shenzhen SC New Energy Technology Corp. (A Shares)		6,700	119,843
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)		21,300	109,896
Shenzhen Sunway Communication Co. Ltd. (A Shares)		13,500	50,137
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)		27,860	69,805
Sichuan Chuantou Energy Co. Ltd. (A Shares)		88,136	180,104
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)		29,900	82,478
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)		106,600	200,028
Sichuan Swellfun Co. Ltd. (A Shares)		9,200	181,910
Sinolink Securities Co. Ltd. (A Shares)		49,100	82,169
Sinoma Science & Technology Co. Ltd. (A Shares)		36,000	211,760
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares)		111,300	67,589
Sinopharm Group Co. Ltd. (H Shares)		415,600	991,393
Sinotrans Ltd.		81,000	57,155
SKSHU Paint Co. Ltd. (A Shares)		7,560	131,544
Songcheng Performance Development Co. Ltd. (A Shares)		41,560	90,831
Soochow Securities Co. Ltd. (A Shares)		58,730	77,656
Southwest Securities Co. Ltd. (A Shares)		114,400	85,902
Spring Airlines Co. Ltd. (A Shares) (a)		16,600	151,598
StarPower Semiconductor Ltd. (A Shares)		3,100	193,576
Sungrow Power Supply Co. Ltd. (A Shares)		26,900	689,114
Suning.com Co. Ltd. (A Shares) (a)		143,200	99,926
Sunwoda Electronic Co. Ltd. (A Shares)		32,200	247,768
Suofeiya Home Collection Co. Ltd. (A Shares)		6,700	17,697
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)		27,500	87,234
Suzhou Gold Mantis Consolidated Co. Ltd.		53,300	49,674
Suzhou Maxwell Technologies Co. Ltd. (A Shares)		2,100	250,790
Tangshan Jidong Cement Co. Ltd. A Shares		25,900	47,063
TBEA Co. Ltd. (A Shares)		71,500	301,481
TCL Technology Group Corp. (A Shares)		272,800	258,076
The Pacific Securities Co. Ltd. (A Shares) (a)		144,200	70,234
Thunder Software Technology Co. Ltd. (A Shares)		8,900	188,955
Tianfeng Securities Co. Ltd. (A Shares)		247,900	152,476
Tianjin 712 Communication & Broadcasting Co. Ltd.		9,800	57,646
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)		58,300	476,539
Tianma Microelectronics Co. Ltd. (A Shares)		41,400	79,559
Tianshui Huatian Technology Co. Ltd. (A Shares)		44,700	89,669
Toly Bread Co. Ltd.		13,720	67,468
TongFu Microelectronics Co. Ltd. (A Shares)		21,400	66,882
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)		44,000	83,731
Tongkun Group Co. Ltd. (A Shares)		49,100	152,840
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)		217,300	125,175
Tongwei Co. Ltd. (A Shares)		83,600	746,896
Topchoice Medical Corp. (a)		5,300	197,297
Topsec Technologies Group, Inc.		8,300	23,919
Transfar Zhilian Co. Ltd.		71,100	90,904
TravelSky Technology Ltd. (H Shares)		283,000	529,591
Tsingtao Brewery Co. Ltd.:
(A Shares)		32,300	525,816
(H Shares)		136,000	1,182,495
Unigroup Guoxin Microelectronics Co. Ltd.		10,100	319,520
Unisplendour Corp. Ltd. (A Shares)		46,620	201,742
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)		22,700	49,186
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)		63,000	291,903
Walvax Biotechnology Co. Ltd. (A Shares)		30,400	261,015
Wangfujing Group Co. Ltd.		11,300	54,332
Wanhua Chemical Group Co. Ltd. (A Shares)		58,300	959,903
Weichai Power Co. Ltd.:
(A Shares)		88,600	208,853
(H Shares)		683,600	1,228,292
Weifu High-Technology Group Co. Ltd. (A Shares)		20,500	62,181
Weihai Guangwei Composites Co. Ltd. (A Shares)		8,200	86,906
Wens Foodstuffs Group Co. Ltd. (A Shares)		148,900	383,073
Western Securities Co. Ltd. (A Shares)		67,600	80,836
Will Semiconductor Ltd.		16,200	672,708
Wingtech Technology Co. Ltd. (A Shares)		23,900	409,517
Winning Health Technology Group Co. Ltd. (A Shares)		34,320	67,775
Wuchan Zhongda Group Co. Ltd.		106,200	103,949
Wuhan Guide Infrared Co. Ltd. (A Shares)		34,986	118,518
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)		33,800	125,581
Wuhu Token Science Co. Ltd. (A Shares)		24,600	39,401
Wuliangye Yibin Co. Ltd. (A Shares)		74,000	2,501,150
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)		33,330	53,280
WuXi AppTec Co. Ltd.		39,648	854,205
WuXi AppTec Co. Ltd. (H Shares) (b)		124,600	2,663,194
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)		18,560	235,385
Wuxi Shangji Automation Co. Ltd. (A Shares)		5,500	256,765
XCMG Construction Machinery Co. Ltd. (A Shares)		142,700	136,112
Xiamen C&D, Inc. (A Shares)		65,100	81,404
Xiamen Intretech, Inc.		8,330	40,078
Xiamen Tungsten Co. Ltd. (A Shares)		29,300	103,830
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		139,182	402,614
(H Shares)		147,852	331,410
Yango Group Co. Ltd. (A Shares)		73,800	37,097
Yantai Eddie Precision Machinery Co. Ltd. (A Shares)		11,200	62,454
Yantai Jereh Oilfield Services (A Shares)		19,800	130,717
Yanzhou Coal Mining Co. Ltd.:
(A Shares)		90,400	318,656
(H Shares) (d)		380,000	563,614
Yealink Network Technology Corp. Ltd.		19,400	229,351
Yifan Pharmaceutical Co. Ltd. (A Shares)		13,900	35,565
Yifeng Pharmacy Chain Co. Ltd.		12,714	94,773
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)		21,600	205,286
Yintai Gold Co. Ltd. (A Shares)		43,540	59,950
Yixintang Pharmaceutical Group Co. Ltd. (A Shares)		15,100	74,725
Yonghui Superstores Co. Ltd. (A Shares)		150,700	92,456
Yonyou Network Technology Co. Ltd. (A Shares)		66,630	330,771
Youngor Group Co. Ltd. (A Shares)		97,993	98,364
YTO Express Group Co. Ltd. (A Shares)		38,900	88,661
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)		34,000	111,409
Yunda Holding Co. Ltd. (A Shares)		40,820	118,973
Yunnan Aluminium Co. Ltd. (A Shares) (a)		63,700	118,236
Yunnan Baiyao Group Co. Ltd. (A Shares)		27,200	380,458
Yunnan Energy New Material Co. Ltd.		16,500	751,467
Yutong Bus Co. Ltd.		60,800	107,633
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)		11,298	728,279
Zhaojin Mining Industry Co. Ltd. (H Shares)		263,500	188,638
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)		103,666	120,242
Zhejiang China Commodities City Group Co. Ltd. (A Shares)		139,000	105,892
Zhejiang Chint Electric Co. Ltd. (A Shares)		38,700	363,937
Zhejiang Dahua Technology Co. Ltd. (A Shares)		48,900	166,263
Zhejiang Dingli Machinery Co. Ltd. (A Shares)		6,000	63,983
Zhejiang Expressway Co. Ltd. (H Shares)		552,000	490,241
Zhejiang Fuchunjiang Hp Co. Ltd. (A Shares)		130,200	145,531
Zhejiang HangKe Technology, Inc. Co. (A Shares)		8,227	132,734
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)		24,860	71,525
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)		22,400	388,326
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)		20,000	238,567
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)		20,200	165,050
Zhejiang Juhua Co. Ltd. (A Shares)		57,500	139,492
Zhejiang Longsheng Group Co. Ltd. (A Shares)		52,600	102,232
Zhejiang NHU Co. Ltd. (A Shares)		44,400	188,115
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)		57,850	214,214
Zhejiang Semir Garment Co. Ltd. (A Shares)		22,600	26,461
Zhejiang Supor Cookware Co. Ltd.		8,500	70,327
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)		18,600	52,266
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.		11,500	96,316
Zheshang Securities Co. Ltd. (a)		52,300	100,750
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)(d)		177,300	650,590
Zhongji Innolight Co. Ltd. (A Shares)		12,400	64,016
Zhongjin Gold Co. Ltd. (A Shares)		60,400	78,450
Zhongtai Securities Co. Ltd. (A Shares)		121,000	174,726
Zhongtian Financial Group Co. Ltd. (A Shares) (a)		119,697	46,902
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		186,100	892,170
Zhuzhou Kibing Group Co. Ltd. (A Shares)		55,400	137,511
Zijin Mining Group Co. Ltd. (H Shares)		2,378,000	3,313,093
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)		472,600	537,838
(H Shares)		20,400	14,735
ZTE Corp.:
(A Shares)		30,600	155,824
(H Shares)		312,080	938,586

TOTAL CHINA			294,407,654

Colombia - 0.0%
Bancolombia SA		66,081	591,016
Ecopetrol SA		1,574,390	1,190,282
Grupo de Inversiones Suramerica SA		72,981	425,397
Interconexion Electrica SA ESP		139,485	837,487

TOTAL COLOMBIA			3,044,182

Cyprus - 0.1%
Ozon Holdings PLC ADR (a)		15,142	690,705
TCS Group Holding PLC unit		38,813	3,997,278

TOTAL CYPRUS			4,687,983

Czech Republic - 0.0%
CEZ A/S		57,998	1,914,660
Komercni Banka A/S		25,349	983,537
MONETA Money Bank A/S (a)(b)		124,826	487,977

TOTAL CZECH REPUBLIC			3,386,174

Denmark - 1.7%
A.P. Moller - Maersk A/S:
Series A		889	2,434,216
Series B		2,013	5,833,570
Ambu A/S Series B		53,298	1,518,185
Carlsberg A/S Series B		33,007	5,444,744
Chr. Hansen Holding A/S		33,957	2,701,785
Coloplast A/S Series B		38,277	6,239,716
Danske Bank A/S		221,994	3,756,822
Demant A/S (a)		34,606	1,676,253
DSV A/S		66,069	15,354,497
Genmab A/S (a)		21,694	9,722,688
GN Store Nord A/S		41,104	2,494,345
Novo Nordisk A/S Series B		552,191	60,550,456
Novozymes A/S Series B		66,988	4,925,986
ORSTED A/S (b)		62,148	8,769,290
Pandora A/S		32,725	4,569,803
Rockwool International A/S Series B		2,743	1,253,212
Tryg A/S		111,544	2,644,295
Vestas Wind Systems A/S		332,287	14,370,703

TOTAL DENMARK			154,260,566

Egypt - 0.0%
Commercial International Bank SAE (a)		413,690	1,343,242
Commercial International Bank SAE sponsored GDR		175,973	545,516
Eastern Co. SAE		466,590	344,522
Fawry for Banking & Payment Technology Services SAE		256,833	245,880

TOTAL EGYPT			2,479,160

Finland - 0.8%
Elisa Corp. (A Shares)		44,604	2,690,517
Fortum Corp.		143,572	4,265,409
Kesko Oyj		89,644	2,910,924
Kone OYJ (B Shares)		112,005	7,634,010
Neste Oyj		139,484	7,770,324
Nokia Corp. (a)		1,776,924	10,198,674
Nordea Bank ABP		1,061,291	12,983,143
Orion Oyj (B Shares)		35,280	1,526,533
Sampo Oyj (A Shares)		162,528	8,642,589
Stora Enso Oyj (R Shares)		188,321	3,130,513
UPM-Kymmene Corp.		174,366	6,151,828
Wartsila Corp.		152,919	2,120,409

TOTAL FINLAND			70,024,873

France - 6.5%
Accor SA (a)		53,428	1,909,087
Aeroports de Paris SA (a)		9,949	1,321,470
Air Liquide SA		147,261	24,586,381
Alstom SA		103,139	3,675,647
Amundi SA (b)		19,341	1,722,699
Arkema SA		19,873	2,715,431
Atos Origin SA		32,640	1,697,178
AXA SA		632,806	18,410,221
bioMerieux SA		13,867	1,764,129
BNP Paribas SA		369,703	24,746,896
Bollore SA		274,435	1,589,407
Bouygues SA		70,605	2,856,678
Bureau Veritas SA		97,069	3,081,335
Capgemini SA		52,412	12,196,419
Carrefour SA		208,414	3,771,706
CNP Assurances		51,425	1,287,629
Compagnie de St. Gobain		165,905	11,449,529
Compagnie Generale des Etablissements Michelin SCA Series B		55,501	8,725,729
Covivio		17,264	1,492,797
Credit Agricole SA		380,270	5,737,123
Danone SA		214,219	13,964,037
Dassault Aviation SA		8,790	917,052
Dassault Systemes SA		216,873	12,664,823
Edenred SA		78,949	4,268,466
EDF SA		151,883	2,235,092
EDF SA (a)		5,248	77,229
Eiffage SA		26,912	2,767,570
ENGIE		595,823	8,469,133
EssilorLuxottica SA		93,306	19,296,465
Eurazeo SA		12,773	1,196,751
Faurecia SA		38,767	2,018,900
Gecina SA		15,612	2,184,646
Getlink SE		147,825	2,270,217
Hermes International SCA		10,366	16,422,833
Ipsen SA		12,661	1,308,469
Kering SA		24,657	18,505,941
Klepierre SA		68,438	1,626,591
L'Oreal SA (a)		4,395	2,010,514
L'Oreal SA		78,560	35,937,648
La Francaise des Jeux SAEM (b)		31,167	1,617,704
Legrand SA		88,788	9,685,895
LVMH Moet Hennessy Louis Vuitton SE		91,072	71,411,528
Orange SA		648,990	7,077,207
Orpea		16,807	1,752,486
Pernod Ricard SA		68,769	15,796,047
Publicis Groupe SA		71,615	4,796,675
Remy Cointreau SA		7,637	1,541,434
Renault SA (a)		61,913	2,223,009
Safran SA		112,392	15,126,816
Sanofi SA		372,111	37,376,384
Sartorius Stedim Biotech		9,031	4,971,450
Schneider Electric SA		177,620	30,624,917
SCOR SE		52,798	1,776,104
SEB SA		8,940	1,398,277
Societe Generale Series A		267,171	8,924,568
Sodexo SA		26,835	2,605,786
Sodexo SA (a)		2,224	215,959
Suez Environnement SA		106,538	2,424,364
Teleperformance		19,336	8,071,457
Thales SA		33,425	3,078,007
Total SA		820,136	41,068,282
Ubisoft Entertainment SA (a)		30,503	1,597,253
Valeo SA		75,253	2,203,519
Veolia Environnement SA		214,361	6,995,431
VINCI SA		173,623	18,539,415
Vivendi SA		229,555	2,954,846
Wendel SA		8,300	1,104,361
Worldline SA (a)(b)		77,310	4,502,479

TOTAL FRANCE			594,341,528

Germany - 5.1%
adidas AG		62,554	20,486,110
Allianz SE		135,395	31,483,318
BASF AG		301,783	21,720,428
Bayer AG		322,696	18,186,401
Bayerische Motoren Werke AG (BMW)		101,404	10,226,537
Bechtle AG		27,729	2,077,146
Beiersdorf AG		33,391	3,547,340
Brenntag SE		51,224	4,869,837
Carl Zeiss Meditec AG		13,236	2,661,577
Commerzbank AG (a)		327,565	2,391,649
Continental AG (a)		36,798	4,326,395
Covestro AG (b)		63,309	4,054,460
Daimler AG (Germany)		280,604	27,812,189
Delivery Hero AG (a)(b)		53,174	6,611,006
Deutsche Bank AG (a)		680,622	8,769,662
Deutsche Borse AG		62,717	10,411,122
Deutsche Lufthansa AG (a)		197,425	1,303,611
Deutsche Post AG		326,889	20,224,335
Deutsche Telekom AG		1,095,360	20,370,581
E.ON AG		728,680	9,237,255
Evonik Industries AG		67,663	2,191,680
Fresenius Medical Care AG & Co. KGaA		67,260	4,468,022
Fresenius SE & Co. KGaA		137,125	6,224,150
GEA Group AG		50,096	2,466,428
Hannover Reuck SE		19,967	3,646,933
HeidelbergCement AG		49,484	3,726,390
HelloFresh AG (a)		53,558	4,333,913
Henkel AG & Co. KGaA		35,615	2,968,425
Infineon Technologies AG		430,253	20,149,333
KION Group AG		23,568	2,571,891
Knorr-Bremse AG		23,280	2,452,731
Lanxess AG		26,711	1,798,947
LEG Immobilien AG		23,206	3,451,182
Merck KGaA		42,518	10,036,595
MTU Aero Engines AG		17,609	3,915,477
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen		46,219	13,688,552
Nemetschek Se		18,538	2,125,849
Puma AG		35,088	4,352,273
Rational AG		1,690	1,679,349
RWE AG		209,302	8,049,780
SAP SE		342,622	49,615,495
Scout24 AG (b)		30,745	2,139,581
Siemens AG		251,221	40,844,008
Siemens Healthineers AG (b)		93,018	6,178,605
Symrise AG		42,407	5,860,639
TeamViewer AG (a)(b)		53,256	794,861
Telefonica Deutschland Holding AG		354,765	923,974
Uniper SE		33,349	1,473,051
United Internet AG		33,293	1,226,956
Vitesco Technologies Group AG (a)		350	20,068
Volkswagen AG		10,893	3,535,920
Vonovia SE		179,895	10,909,509
Zalando SE (a)(b)		73,075	6,891,446

TOTAL GERMANY			465,482,972

Greece - 0.1%
Alpha Bank SA (a)		726,520	922,583
EFG Eurobank Ergasias SA (a)		815,882	852,050
Ff Group (a)(c)		5,453	7,564
Hellenic Telecommunications Organization SA		70,154	1,240,800
Jumbo SA		36,692	544,621
OPAP SA		65,482	1,018,127

TOTAL GREECE			4,585,745

Hong Kong - 1.7%
AIA Group Ltd.		3,975,495	44,553,417
Beijing Enterprises Holdings Ltd.		173,500	666,750
BOC Hong Kong (Holdings) Ltd.		1,221,149	3,876,663
BYD Electronic International Co. Ltd. (d)		235,500	700,704
China Everbright International Ltd.		1,146,481	788,339
China Everbright Ltd.		348,000	391,810
China Jinmao Holdings Group Ltd.		1,742,000	510,476
China Merchants Holdings International Co. Ltd.		503,123	840,640
China Overseas Land and Investment Ltd.		1,244,000	2,743,659
China Power International Development Ltd.		1,314,000	660,335
China Resources Beer Holdings Co. Ltd.		487,162	4,038,551
China Resources Pharmaceutical Group Ltd. (b)		445,000	214,479
China Resources Power Holdings Co. Ltd.		646,523	1,670,216
China Taiping Insurance Group Ltd.		479,977	734,108
China Traditional Chinese Medicine Holdings Co. Ltd.		944,000	448,917
CITIC Pacific Ltd.		1,872,000	1,876,692
CLP Holdings Ltd.		537,608	5,263,677
CSPC Pharmaceutical Group Ltd.		3,006,640	3,145,563
Far East Horizon Ltd.		553,000	528,088
Fosun International Ltd.		819,500	963,746
Galaxy Entertainment Group Ltd. (a)		725,136	3,923,684
Ganfeng Lithium Co. Ltd. (H Shares) (b)		30,100	564,435
Guangdong Investment Ltd.		1,048,000	1,320,018
Hang Lung Properties Ltd.		654,998	1,520,373
Hang Seng Bank Ltd.		249,250	4,741,212
Henderson Land Development Co. Ltd.		482,059	2,018,469
Hong Kong & China Gas Co. Ltd.		3,640,468	5,655,584
Hong Kong Exchanges and Clearing Ltd.		396,402	23,986,384
Hua Hong Semiconductor Ltd. (a)(b)		177,000	891,768
Lenovo Group Ltd.		2,436,000	2,645,419
Link (REIT)		696,203	6,174,154
MMG Ltd. (a)		896,000	414,575
MTR Corp. Ltd.		494,398	2,694,232
New World Development Co. Ltd.		497,090	2,156,261
Power Assets Holdings Ltd.		456,854	2,786,161
Shenzhen Investment Ltd.		831,899	204,219
Sino Land Ltd.		1,121,806	1,473,537
Sinotruk Hong Kong Ltd.		221,000	305,063
SJM Holdings Ltd. (a)		591,931	442,018
Sun Art Retail Group Ltd.		587,500	345,833
Sun Hung Kai Properties Ltd.		422,062	5,595,839
Swire Pacific Ltd. (A Shares)		166,004	1,044,392
Swire Properties Ltd.		348,755	934,585
Techtronic Industries Co. Ltd.		452,847	9,318,271
Wharf Holdings Ltd.		430,000	1,492,192
Yuexiu Property Co. Ltd.		470,400	414,748

TOTAL HONG KONG			157,680,256

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)		128,463	1,097,777
OTP Bank PLC (a)		74,166	4,454,354
Richter Gedeon PLC		45,999	1,288,603

TOTAL HUNGARY			6,840,734

India - 3.4%
ACC Ltd.		24,432	760,585
Adani Enterprises Ltd.		87,777	1,667,125
Adani Green Energy Ltd. (a)		125,673	1,932,921
Adani Ports & Special Economic Zone Ltd.		168,855	1,561,157
Adani Total Gas Ltd. (a)		90,822	1,744,163
Adani Transmissions Ltd. (a)		89,616	2,113,099
Ambuja Cements Ltd.		236,540	1,277,452
Apollo Hospitals Enterprise Ltd.		32,289	1,835,999
Asian Paints Ltd.		126,039	5,212,908
Aurobindo Pharma Ltd.		91,188	838,642
Avenue Supermarts Ltd. (a)(b)		52,955	3,274,902
Axis Bank Ltd. (a)		750,233	7,426,761
Bajaj Auto Ltd.		21,187	1,047,902
Bajaj Finance Ltd.		89,258	8,812,315
Bajaj Finserv Ltd.		12,595	2,994,562
Balkrishna Industries Ltd.		27,750	910,783
Bandhan Bank Ltd. (b)		198,287	771,006
Berger Paints India Ltd.		74,521	737,207
Bharat Electronics Ltd.		407,501	1,124,563
Bharat Forge Ltd.		79,445	813,104
Bharat Petroleum Corp. Ltd.		279,453	1,557,301
Bharti Airtel Ltd. (a)		803,731	7,348,903
Biocon Ltd. (a)		135,827	636,233
Britannia Industries Ltd.		35,354	1,733,740
Cholamandalam Investment and Finance Co. Ltd.		136,651	1,120,755
Cipla Ltd. (a)		162,077	1,957,011
Coal India Ltd.		517,479	1,135,340
Colgate-Palmolive Ltd.		45,636	939,205
Container Corp. of India Ltd.		80,233	701,229
Dabur India Ltd.		204,144	1,595,594
Divi's Laboratories Ltd.		44,626	3,066,248
DLF Ltd.		210,257	1,118,117
Dr. Reddy's Laboratories Ltd.		38,203	2,374,011
Eicher Motors Ltd.		44,538	1,476,460
GAIL India Ltd.		506,656	1,006,147
Godrej Consumer Products Ltd. (a)		117,219	1,496,065
Grasim Industries Ltd.		85,297	1,958,571
Havells India Ltd.		83,817	1,412,270
HCL Technologies Ltd.		352,508	5,378,974
HDFC Asset Management Co. Ltd. (b)		18,183	642,172
HDFC Standard Life Insurance Co. Ltd. (b)		264,020	2,396,804
Hero Motocorp Ltd.		36,345	1,288,404
Hindalco Industries Ltd.		526,668	3,230,764
Hindustan Petroleum Corp. Ltd.		205,776	852,150
Hindustan Unilever Ltd.		270,706	8,643,053
Housing Development Finance Corp. Ltd.		564,212	21,413,033
ICICI Bank Ltd.		1,686,309	18,044,215
ICICI Lombard General Insurance Co. Ltd. (b)		75,008	1,482,598
ICICI Prudential Life Insurance Co. Ltd. (b)		120,200	991,684
Indian Oil Corp. Ltd.		612,832	1,046,119
Indraprastha Gas Ltd.		93,380	590,391
Indus Towers Ltd.		227,131	822,708
Info Edge India Ltd.		25,107	2,035,005
Infosys Ltd.		976,280	21,826,491
Infosys Ltd. sponsored ADR		145,290	3,237,061
InterGlobe Aviation Ltd. (a)(b)		27,903	809,747
Ipca Laboratories Ltd.		23,798	680,206
ITC Ltd.		968,030	2,882,587
JSW Steel Ltd.		281,748	2,515,265
Jubilant Foodworks Ltd.		26,334	1,296,165
Kotak Mahindra Bank Ltd. (a)		179,867	4,874,083
Larsen & Toubro Infotech Ltd. (b)		17,350	1,546,767
Larsen & Toubro Ltd.		224,669	5,295,330
Lupin Ltd.		70,743	871,039
Mahindra & Mahindra Ltd.		288,143	3,399,246
Marico Ltd.		170,433	1,292,544
Maruti Suzuki India Ltd.		43,829	4,375,240
Motherson Sumi Systems Ltd.		431,960	1,287,725
MRF Ltd.		591	609,554
Muthoot Finance Ltd.		38,516	754,211
Nestle India Ltd.		10,941	2,773,406
NTPC Ltd.		1,616,371	2,860,538
Oil & Natural Gas Corp. Ltd.		827,098	1,644,706
Page Industries Ltd.		1,711	859,119
Petronet LNG Ltd.		244,985	750,268
PI Industries Ltd.		28,564	1,143,227
Pidilite Industries Ltd.		48,277	1,490,175
Piramal Enterprises Ltd.		33,311	1,156,252
Power Grid Corp. of India Ltd.		1,020,626	2,519,736
Rec Ltd.		288,538	572,226
Reliance Industries Ltd.		937,231	31,713,056
SBI Cards & Payment Services Ltd. (a)		78,269	1,101,749
SBI Life Insurance Co. Ltd. (b)		144,280	2,205,056
Shree Cement Ltd.		3,685	1,407,790
Shriram Transport Finance Co. Ltd.		67,044	1,284,619
Siemens India Ltd.		23,200	676,810
State Bank of India		595,754	3,991,166
Sun Pharmaceutical Industries Ltd.		269,103	2,854,204
Tata Consultancy Services Ltd.		304,035	13,782,068
Tata Consumer Products Ltd.		197,040	2,127,995
Tata Motors Ltd. (a)		536,247	3,446,291
Tata Steel Ltd.		235,261	4,130,368
Tech Mahindra Ltd.		205,423	4,050,222
Titan Co. Ltd.		114,411	3,638,241
Torrent Pharmaceuticals Ltd.		20,384	777,885
Trent Ltd.		59,294	793,553
Ultratech Cement Ltd.		34,075	3,471,395
United Spirits Ltd. (a)		101,485	1,282,660
UPL Ltd. (a)		159,619	1,576,279
Vedanta Ltd.		357,594	1,450,318
Wipro Ltd.		443,887	3,840,079
Yes Bank Ltd. (a)		3,835,020	654,903

TOTAL INDIA			311,928,051

Indonesia - 0.4%
PT Adaro Energy Tbk		4,686,700	555,755
PT Aneka Tambang Tbk		3,041,400	502,338
PT Astra International Tbk		6,571,100	2,794,486
PT Bank Central Asia Tbk		18,201,500	9,603,403
PT Bank Mandiri (Persero) Tbk		6,361,100	3,215,995
PT Bank Negara Indonesia (Persero) Tbk		2,706,600	1,337,300
PT Bank Rakyat Indonesia Tbk		22,382,054	6,718,731
PT Barito Pacific Tbk		9,265,300	611,474
PT Charoen Pokphand Indonesia Tbk		2,440,600	1,068,059
PT Gudang Garam Tbk		147,900	349,719
PT Indah Kiat Pulp & Paper Tbk		813,800	486,815
PT Indocement Tunggal Prakarsa Tbk		495,100	413,239
PT Indofood CBP Sukses Makmur Tbk		850,500	528,280
PT Indofood Sukses Makmur Tbk		1,382,900	619,828
PT Kalbe Farma Tbk		7,053,500	796,584
PT Merdeka Copper Gold Tbk (a)		3,788,800	845,076
PT Sarana Menara Nusantara Tbk		7,317,100	599,106
PT Semen Gresik (Persero) Tbk		1,074,900	690,425
PT Surya Citra Media Tbk (a)		20	1
PT Telkom Indonesia Persero Tbk		16,707,300	4,465,623
PT Tower Bersama Infrastructure Tbk		2,776,100	576,089
PT Unilever Indonesia Tbk		2,775,100	865,780
PT United Tractors Tbk		588,600	978,403

TOTAL INDONESIA			38,622,509

Ireland - 0.5%
CRH PLC		213,737	10,228,134
CRH PLC sponsored ADR		44,225	2,120,147
DCC PLC (United Kingdom)		32,083	2,680,973
Flutter Entertainment PLC (a)		19,739	3,726,555
Flutter Entertainment PLC (Ireland) (a)		35,220	6,660,863
James Hardie Industries PLC CDI		148,018	5,751,049
Kerry Group PLC Class A		51,647	6,931,627
Kingspan Group PLC (Ireland)		49,903	5,748,019
Smurfit Kappa Group PLC		78,539	4,111,928

TOTAL IRELAND			47,959,295

Isle of Man - 0.1%
Entain PLC (a)		190,474	5,338,587
NEPI Rockcastle PLC		134,930	904,539

TOTAL ISLE OF MAN			6,243,126

Israel - 0.4%
Azrieli Group		14,046	1,311,229
Bank Hapoalim BM (Reg.)		369,257	3,629,147
Bank Leumi le-Israel BM		483,758	4,612,315
Check Point Software Technologies Ltd. (a)		35,734	4,273,786
CyberArk Software Ltd. (a)		13,091	2,357,820
Elbit Systems Ltd. (Israel)		8,673	1,364,942
Icl Group Ltd.		239,422	2,046,665
Israel Discount Bank Ltd. (Class A) (a)		381,226	2,298,669
Mizrahi Tefahot Bank Ltd.		44,986	1,633,477
NICE Systems Ltd. (a)		16,999	4,782,186
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)		355,282	3,105,165
Wix.com Ltd. (a)		18,243	3,392,468

TOTAL ISRAEL			34,807,869

Italy - 1.1%
Amplifon SpA		39,876	2,025,948
Assicurazioni Generali SpA		355,798	7,753,052
Atlantia SpA (a)		160,938	3,107,871
DiaSorin SpA		8,171	1,845,213
Enel SpA		2,674,328	22,388,910
Eni SpA		827,612	11,861,704
FinecoBank SpA		203,124	3,877,909
Infrastrutture Wireless Italiane SpA (b)		112,155	1,238,947
Intesa Sanpaolo SpA		5,434,973	15,447,165
Mediobanca SpA		200,456	2,390,265
Moncler SpA		66,469	4,773,187
Nexi SpA (a)(b)		139,883	2,429,614
Poste Italiane SpA (b)		158,507	2,261,109
Prysmian SpA		83,747	3,165,737
Recordati SpA		33,723	2,109,803
Snam Rete Gas SpA		628,675	3,558,886
Telecom Italia SpA		2,897,188	1,033,573
Telecom Italia SpA (Risparmio Shares)		2,255,697	856,592
Terna - Rete Elettrica Naziona		454,005	3,380,953
UniCredit SpA		702,789	9,281,133

TOTAL ITALY			104,787,571

Japan - 14.2%
ABC-MART, Inc.		10,736	516,015
ACOM Co. Ltd.		118,568	395,439
Advantest Corp.		66,137	5,422,436
AEON Co. Ltd.		218,242	5,020,581
AGC, Inc.		62,973	3,135,779
Aisin Seiki Co. Ltd.		48,062	1,758,722
Ajinomoto Co., Inc.		153,761	4,603,710
Ana Holdings, Inc. (a)		51,956	1,210,629
Asahi Group Holdings		151,549	6,877,337
ASAHI INTECC Co. Ltd.		68,592	1,808,042
Asahi Kasei Corp.		413,630	4,345,327
Astellas Pharma, Inc.		613,130	10,336,624
Azbil Corp.		41,522	1,770,200
Bandai Namco Holdings, Inc.		65,198	4,982,340
Bridgestone Corp.		187,120	8,278,055
Brother Industries Ltd.		81,321	1,572,255
Canon, Inc.		331,883	7,546,811
Capcom Co. Ltd.		57,674	1,552,321
Casio Computer Co. Ltd.		64,592	914,048
Central Japan Railway Co.		47,242	7,007,909
Chiba Bank Ltd.		181,432	1,124,555
Chubu Electric Power Co., Inc.		209,444	2,167,984
Chugai Pharmaceutical Co. Ltd.		221,360	8,276,514
Concordia Financial Group Ltd.		362,215	1,439,686
Cosmos Pharmaceutical Corp.		6,921	1,057,648
CyberAgent, Inc.		130,200	2,181,572
Dai Nippon Printing Co. Ltd.		70,738	1,752,539
Dai-ichi Mutual Life Insurance Co.		335,265	7,053,494
Daifuku Co. Ltd.		33,001	3,038,055
Daiichi Sankyo Kabushiki Kaisha		575,573	14,523,078
Daikin Industries Ltd.		81,846	17,925,488
Daito Trust Construction Co. Ltd.		20,865	2,586,928
Daiwa House Industry Co. Ltd.		182,659	6,025,957
Daiwa House REIT Investment Corp.		742	2,129,269
Daiwa Securities Group, Inc.		466,544	2,621,114
DENSO Corp.		142,725	10,346,874
Dentsu Group, Inc.		69,714	2,547,609
Disco Corp.		9,529	2,568,996
East Japan Railway Co.		99,395	6,190,967
Eisai Co. Ltd.		78,048	5,530,185
ENEOS Holdings, Inc.		1,021,305	4,118,158
FANUC Corp.		63,190	12,487,683
Fast Retailing Co. Ltd.		19,258	12,783,802
Fuji Electric Co. Ltd.		41,925	2,050,034
FUJIFILM Holdings Corp.		118,753	9,176,926
Fujitsu Ltd.		64,694	11,181,049
GLP J-REIT		1,345	2,193,886
GMO Payment Gateway, Inc.		13,341	1,690,256
Hakuhodo DY Holdings, Inc.		79,424	1,294,897
Hamamatsu Photonics K.K.		46,542	2,762,380
Hankyu Hanshin Holdings, Inc.		74,121	2,298,165
Harmonic Drive Systems, Inc.		14,739	668,144
Hikari Tsushin, Inc.		7,122	1,097,886
Hino Motors Ltd.		96,082	908,905
Hirose Electric Co. Ltd.		10,515	1,758,433
Hisamitsu Pharmaceutical Co., Inc.		15,750	537,336
Hitachi Construction Machinery Co. Ltd.		37,409	1,193,570
Hitachi Ltd.		317,956	18,322,075
Hitachi Metals Ltd. (a)		67,804	1,283,575
Honda Motor Co. Ltd.		534,209	15,800,760
Hoshizaki Corp.		17,350	1,458,978
Hoya Corp.		121,470	17,881,423
Hulic Co. Ltd.		124,294	1,195,149
Ibiden Co. Ltd.		34,205	2,055,239
Idemitsu Kosan Co. Ltd.		69,185	1,889,602
Iida Group Holdings Co. Ltd.		47,140	1,162,214
INPEX Corp.		335,406	2,797,059
Isuzu Motors Ltd.		189,045	2,543,186
ITO EN Ltd.		17,453	1,162,470
Itochu Corp.		389,222	11,100,949
ITOCHU Techno-Solutions Corp.		31,798	1,004,476
Japan Airlines Co. Ltd. (a)		49,240	1,059,714
Japan Exchange Group, Inc.		168,408	3,987,577
Japan Post Bank Co. Ltd.		130,790	1,020,426
Japan Post Holdings Co. Ltd.		809,630	6,221,121
Japan Post Insurance Co. Ltd.		71,016	1,152,213
Japan Real Estate Investment Corp.		412	2,525,245
Japan Retail Fund Investment Corp.		2,240	2,057,483
Japan Tobacco, Inc.		385,481	7,567,444
JFE Holdings, Inc.		161,342	2,465,379
JSR Corp.		66,501	2,411,963
Kajima Corp.		146,844	1,808,056
Kakaku.com, Inc.		45,233	1,501,055
Kansai Electric Power Co., Inc.		224,394	2,066,021
Kansai Paint Co. Ltd.		58,772	1,360,924
Kao Corp.		159,605	9,028,547
KDDI Corp.		527,987	16,145,846
Keio Corp.		34,002	1,716,344
Keisei Electric Railway Co.		43,630	1,404,050
Keyence Corp.		63,920	38,583,057
Kikkoman Corp.		47,473	3,882,820
Kintetsu Group Holdings Co. Ltd. (a)		56,570	1,780,712
Kirin Holdings Co. Ltd.		269,108	4,684,052
Kobayashi Pharmaceutical Co. Ltd.		17,348	1,388,985
Kobe Bussan Co. Ltd.		46,421	1,599,049
Koei Tecmo Holdings Co. Ltd.		19,838	923,424
Koito Manufacturing Co. Ltd.		34,202	1,940,560
Komatsu Ltd.		288,763	7,563,084
Konami Holdings Corp.		30,292	1,666,986
Kose Corp.		11,134	1,292,946
Kubota Corp.		337,725	7,194,560
Kurita Water Industries Ltd.		31,698	1,565,614
Kyocera Corp.		105,117	6,154,280
Kyowa Hakko Kirin Co., Ltd.		88,263	2,902,800
Lasertec Corp.		24,874	5,395,563
Lawson, Inc.		17,551	848,760
Lion Corp.		74,522	1,241,118
LIXIL Group Corp.		85,861	2,205,760
M3, Inc.		144,534	8,517,438
Makita Corp.		72,720	3,375,076
Marubeni Corp.		506,229	4,295,516
Mazda Motor Corp. (a)		190,172	1,710,459
McDonald's Holdings Co. (Japan) Ltd.		25,668	1,147,143
Medipal Holdings Corp.		58,675	1,061,562
Meiji Holdings Co. Ltd.		39,413	2,487,306
Mercari, Inc. (a)		32,785	1,773,977
Minebea Mitsumi, Inc.		117,660	2,978,803
Misumi Group, Inc.		93,375	3,905,294
Mitsubishi Chemical Holdings Corp.		413,362	3,421,575
Mitsubishi Corp.		413,914	13,161,627
Mitsubishi Electric Corp.		604,296	8,115,357
Mitsubishi Estate Co. Ltd.		378,767	5,756,119
Mitsubishi Gas Chemical Co., Inc.		52,959	1,065,865
Mitsubishi Heavy Industries Ltd.		104,001	2,659,604
Mitsubishi UFJ Financial Group, Inc.		4,009,757	21,987,496
Mitsubishi UFJ Lease & Finance Co. Ltd.		202,599	1,015,872
Mitsui & Co. Ltd.		499,604	11,433,195
Mitsui Chemicals, Inc.		61,343	1,823,963
Mitsui Fudosan Co. Ltd.		301,706	6,898,157
Miura Co. Ltd.		30,289	1,165,080
Mizuho Financial Group, Inc.		790,114	10,427,907
MonotaRO Co. Ltd.		81,150	1,849,552
MS&AD Insurance Group Holdings, Inc.		145,237	4,692,224
Murata Manufacturing Co. Ltd.		189,166	14,032,067
Nabtesco Corp.		37,411	1,214,121
NEC Corp.		79,556	4,073,429
Nexon Co. Ltd.		162,179	2,760,473
NGK Insulators Ltd.		87,460	1,456,310
NH Foods Ltd.		27,883	980,581
Nidec Corp.		147,541	16,341,321
Nihon M&A Center Holdings, Inc.		100,294	3,079,467
Nintendo Co. Ltd.		36,811	16,257,837
Nippon Building Fund, Inc.		478	3,105,540
Nippon Express Co. Ltd.		24,673	1,544,394
Nippon Paint Holdings Co. Ltd.		235,910	2,524,199
Nippon Prologis REIT, Inc.		658	2,197,742
Nippon Sanso Holdings Corp.		49,047	1,157,930
Nippon Shinyaku Co. Ltd.		16,645	1,333,538
Nippon Steel & Sumitomo Metal Corp.		283,124	4,963,946
Nippon Telegraph & Telephone Corp.		420,561	11,783,675
Nippon Yusen KK		53,051	3,822,711
Nissan Chemical Corp.		40,122	2,233,137
Nissan Motor Co. Ltd. (a)		765,771	3,897,668
Nisshin Seifun Group, Inc.		60,284	951,921
Nissin Food Holdings Co. Ltd.		20,763	1,587,121
Nitori Holdings Co. Ltd.		26,480	4,864,654
Nitto Denko Corp.		47,755	3,731,584
Nomura Holdings, Inc.		994,106	4,734,447
Nomura Real Estate Holdings, Inc.		39,014	951,138
Nomura Real Estate Master Fund, Inc.		1,390	2,081,478
Nomura Research Institute Ltd.		108,524	4,344,657
NSK Ltd.		129,758	871,903
NTT Data Corp.		205,115	4,114,776
Obayashi Corp.		203,343	1,716,671
OBIC Co. Ltd.		22,569	4,173,542
Odakyu Electric Railway Co. Ltd.		97,790	2,120,030
Oji Holdings Corp.		264,356	1,310,343
Olympus Corp.		383,248	8,302,319
OMRON Corp.		60,784	5,813,056
Ono Pharmaceutical Co. Ltd.		120,965	2,538,056
Oracle Corp. Japan		12,538	1,186,402
Oriental Land Co. Ltd.		65,797	10,391,963
ORIX Corp.		395,096	7,853,049
ORIX JREIT, Inc.		826	1,370,421
Osaka Gas Co. Ltd.		121,175	1,953,097
Otsuka Corp.		36,404	1,793,135
Otsuka Holdings Co. Ltd.		127,685	5,049,850
Pan Pacific International Holdings Ltd.		138,808	2,914,537
Panasonic Corp.		722,480	8,934,212
PeptiDream, Inc. (a)		32,594	787,869
Persol Holdings Co. Ltd.		56,877	1,528,777
Pigeon Corp.		37,413	866,343
Pola Orbis Holdings, Inc.		33,088	706,487
Rakuten Group, Inc.		286,850	3,140,443
Recruit Holdings Co. Ltd.		445,936	29,663,225
Renesas Electronics Corp. (a)		407,567	5,013,657
Resona Holdings, Inc.		688,843	2,587,707
Ricoh Co. Ltd.		226,562	2,206,225
Rinnai Corp.		11,837	1,215,335
ROHM Co. Ltd.		29,387	2,687,076
Ryohin Keikaku Co. Ltd.		85,038	1,675,780
Santen Pharmaceutical Co. Ltd.		122,159	1,721,825
SBI Holdings, Inc. Japan		80,164	2,077,808
SCSK Corp.		50,256	1,017,035
Secom Co. Ltd.		69,006	4,704,309
Seiko Epson Corp.		95,562	1,701,584
Sekisui Chemical Co. Ltd.		121,352	1,993,659
Sekisui House Ltd.		196,108	4,077,239
Seven & i Holdings Co. Ltd.		247,840	10,405,507
SG Holdings Co. Ltd.		106,516	2,674,733
Sharp Corp.		71,813	847,048
Shimadzu Corp.		77,921	3,165,715
SHIMANO, Inc.		24,574	6,856,481
SHIMIZU Corp.		174,643	1,279,582
Shin-Etsu Chemical Co. Ltd.		116,149	20,713,208
Shionogi & Co. Ltd.		86,960	5,669,819
Shiseido Co. Ltd.		132,494	8,840,925
Shizuoka Bank Ltd.		151,112	1,216,812
SMC Corp.		18,857	11,253,202
SoftBank Corp.		935,529	12,769,669
SoftBank Group Corp.		396,542	21,467,755
Sohgo Security Services Co., Ltd.		24,372	1,042,724
Sompo Holdings, Inc.		103,779	4,500,567
Sony Group Corp.		413,642	47,898,246
Square Enix Holdings Co. Ltd.		28,892	1,582,706
Stanley Electric Co. Ltd.		43,925	1,107,139
Subaru Corp.		197,805	3,879,904
Sumco Corp.		109,364	2,089,794
Sumitomo Chemical Co. Ltd.		492,285	2,425,151
Sumitomo Corp.		369,361	5,263,271
Sumitomo Dainippon Pharma Co., Ltd.		59,374	839,641
Sumitomo Electric Industries Ltd.		245,532	3,258,913
Sumitomo Metal Mining Co. Ltd.		81,028	3,143,262
Sumitomo Mitsui Financial Group, Inc.		428,785	13,913,926
Sumitomo Mitsui Trust Holdings, Inc.		110,627	3,638,949
Sumitomo Realty & Development Co. Ltd.		100,308	3,625,123
Suntory Beverage & Food Ltd.		45,937	1,782,467
Suzuki Motor Corp.		119,464	5,327,724
Sysmex Corp.		55,065	6,827,560
T&D Holdings, Inc.		175,227	2,247,401
Taisei Corp.		59,987	1,882,341
Taisho Pharmaceutical Holdings Co. Ltd.		14,133	758,392
Takeda Pharmaceutical Co. Ltd.		516,746	14,502,906
TDK Corp.		126,384	4,594,436
Terumo Corp.		212,035	9,354,095
THK Co. Ltd.		40,522	871,370
TIS, Inc.		72,520	1,975,653
Tobu Railway Co. Ltd.		58,886	1,466,123
Toho Co. Ltd.		36,613	1,720,231
Toho Gas Co. Ltd.		24,374	722,017
Tohoku Electric Power Co., Inc.		142,110	922,029
Tokio Marine Holdings, Inc.		205,421	10,819,532
Tokyo Century Corp.		12,443	712,435
Tokyo Electric Power Co., Inc. (a)		497,266	1,377,428
Tokyo Electron Ltd.		49,048	22,857,991
Tokyo Gas Co. Ltd.		119,962	2,081,693
Tokyu Corp.		163,181	2,300,560
Toppan, Inc.		85,558	1,381,089
Toray Industries, Inc.		448,753	2,796,411
Toshiba Corp.		134,779	5,813,309
Tosoh Corp.		87,951	1,481,185
Toto Ltd.		46,139	2,229,173
Toyo Suisan Kaisha Ltd.		29,187	1,257,642
Toyota Industries Corp.		47,442	4,033,168
Toyota Motor Corp.		3,433,365	60,578,860
Toyota Tsusho Corp.		68,611	2,976,085
Trend Micro, Inc.		44,230	2,499,897
Tsuruha Holdings, Inc.		13,536	1,669,601
Unicharm Corp.		133,297	5,390,906
United Urban Investment Corp.		955	1,190,464
USS Co. Ltd.		71,417	1,151,121
Welcia Holdings Co. Ltd.		32,592	1,216,706
West Japan Railway Co.		71,959	3,396,871
Yakult Honsha Co. Ltd.		41,227	2,083,126
Yamada Holdings Co. Ltd.		246,015	940,097
Yamaha Corp.		44,432	2,807,129
Yamaha Motor Co. Ltd.		96,978	2,703,147
Yamato Holdings Co. Ltd.		98,102	2,411,661
Yaskawa Electric Corp.		78,335	3,392,853
Yokogawa Electric Corp.		75,323	1,505,123
Z Holdings Corp.		872,096	5,413,990
ZOZO, Inc.		40,307	1,293,797

TOTAL JAPAN			1,298,915,860

Korea (South) - 3.3%
Alteogen, Inc.		8,563	510,249
AMOREPACIFIC Corp.		9,565	1,480,796
AMOREPACIFIC Group, Inc.		9,193	389,272
BGF Retail Co. Ltd.		3,024	417,941
Celltrion Healthcare Co. Ltd.		27,282	1,887,291
Celltrion Pharm, Inc.		5,747	556,911
Celltrion, Inc. (a)		31,536	5,401,407
Cheil Worldwide, Inc.		26,874	546,323
CJ CheilJedang Corp.		2,559	827,422
CJ Corp.		4,083	333,965
CJ ENM Co. Ltd.		2,769	416,669
CJ Logistics Corp. (a)		3,520	425,807
Coway Co. Ltd.		18,378	1,239,733
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)		9,426	208,288
Db Insurance Co. Ltd.		13,818	698,628
Doosan Bobcat, Inc. (a)		16,751	544,662
Doosan Heavy Industries & Construction Co. Ltd. (a)		87,938	1,830,139
Douzone Bizon Co. Ltd.		5,915	410,786
E-Mart, Inc.		6,910	989,611
Ecopro BM Co. Ltd.		3,669	1,283,373
Fila Holdings Corp.		14,947	473,784
Green Cross Corp.		2,118	495,746
GS Engineering & Construction Corp.		18,707	660,395
GS Holdings Corp.		14,660	528,184
Hana Financial Group, Inc.		97,706	3,748,218
Hankook Tire Co. Ltd.		22,118	779,655
Hanmi Pharm Co. Ltd.		1,968	442,578
Hanon Systems		55,584	685,051
Hanwha Solutions Corp. (a)		42,331	1,477,479
HLB, Inc.		30,254	1,083,981
HMM Co. Ltd. (a)		85,000	1,934,855
Hotel Shilla Co.		9,956	741,953
HYBE Co. Ltd. (a)		4,143	1,184,096
Hyundai Engineering & Construction Co. Ltd.		24,018	1,032,981
Hyundai Glovis Co. Ltd.		6,995	1,002,189
Hyundai Heavy Industries Holdi		14,298	771,188
Hyundai Mobis		21,337	4,588,760
Hyundai Motor Co.		43,243	7,694,607
Hyundai Steel Co.		28,952	1,100,954
Industrial Bank of Korea		89,743	845,031
Kakao Corp.		102,628	10,984,587
KakaoBank Corp. (a)		16,465	888,067
Kangwon Land, Inc. (a)		35,484	839,998
KB Financial Group, Inc.		130,645	6,291,315
Kia Corp.		86,618	6,288,322
Korea Aerospace Industries Ltd.		21,197	554,086
Korea Electric Power Corp.		82,696	1,594,031
Korea Investment Holdings Co. Ltd.		14,326	1,065,970
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)		13,076	1,150,186
Korea Zinc Co. Ltd.		2,619	1,199,660
Korean Air Lines Co. Ltd. (a)		54,233	1,406,740
KT&G Corp.		37,685	2,604,138
Kumho Petro Chemical Co. Ltd.		5,620	822,674
LG Chemical Ltd.		15,186	10,840,941
LG Corp.		28,416	2,210,107
LG Display Co. Ltd. (a)		78,495	1,319,797
LG Electronics, Inc.		35,143	3,617,047
LG Household & Health Care Ltd.		3,068	3,054,980
LG Innotek Co. Ltd.		5,078	908,126
LG Uplus Corp.		67,148	822,166
Lotte Chemical Corp.		5,872	1,123,641
Lotte Shopping Co. Ltd.		2,878	257,703
Meritz Securities Co. Ltd.		84,691	336,681
Mirae Asset Securities Co. Ltd.		103,492	768,150
NAVER Corp.		40,673	14,068,820
NCSOFT Corp.		5,507	2,943,788
Netmarble Corp. (b)		6,288	662,446
NH Investment & Securities Co. Ltd.		37,868	425,517
Orion Corp./Republic of Korea		7,293	733,789
Pan Ocean Co., Ltd. (Korea)		78,379	403,485
Pearl Abyss Corp. (a)		10,135	897,791
POSCO		24,184	6,102,393
POSCO Chemtech Co. Ltd.		10,520	1,305,800
S-Oil Corp.		15,144	1,318,274
S1 Corp.		4,192	297,342
Samsung Biologics Co. Ltd. (a)(b)		5,405	4,006,023
Samsung C&T Corp.		27,508	2,679,598
Samsung Electro-Mechanics Co. Ltd.		18,416	2,495,162
Samsung Electronics Co. Ltd.		1,579,152	94,064,188
Samsung Engineering Co. Ltd. (a)		52,638	1,113,820
Samsung Fire & Marine Insurance Co. Ltd.		10,280	2,027,284
Samsung Heavy Industries Co. Ltd. (a)		208,726	1,134,802
Samsung Heavy Industries Co. Ltd. rights 10/29/21(a)		47,578	50,633
Samsung Life Insurance Co. Ltd.		23,519	1,353,513
Samsung SDI Co. Ltd.		18,139	11,385,751
Samsung SDS Co. Ltd.		11,893	1,555,242
Samsung Securities Co. Ltd.		21,480	868,762
Seegene, Inc.		11,706	532,831
Shin Poong Pharmaceutical Co.		9,521	421,816
Shinhan Financial Group Co. Ltd.		141,854	4,607,362
Shinsegae Co. Ltd.		2,283	483,133
SK Biopharmaceuticals Co. Ltd. (a)		9,937	800,450
SK Bioscience Co. Ltd. (a)		6,385	1,247,307
SK Chemicals Co. Ltd.		4,063	624,544
SK Hynix, Inc.		179,625	15,752,906
SK IE Technology Co. Ltd. (a)(b)		4,332	613,322
SK Innovation Co., Ltd. (a)		16,819	3,489,626
SK Telecom Co. Ltd. (c)		3,109	819,224
SK, Inc.		10,363	2,151,543
SKC Co. Ltd.		7,059	1,079,703
Woori Financial Group, Inc.		170,455	1,927,827
Yuhan Corp.		18,392	938,713

TOTAL KOREA (SOUTH)			300,004,601

Kuwait - 0.2%
Agility Public Warehousing Co. KSC		409,112	1,357,147
Boubyan Bank KSC		369,465	958,440
Kuwait Finance House KSCP		1,524,728	4,208,239
Mabanee Co. SAKC		147,486	385,044
Mobile Telecommunication Co.		707,364	1,398,537
National Bank of Kuwait		2,232,598	7,332,135

TOTAL KUWAIT			15,639,542

Luxembourg - 0.3%
Adecoagro SA (a)		32,854	287,801
ArcelorMittal SA (Netherlands)		236,955	8,032,703
Aroundtown SA		321,624	2,234,502
Eurofins Scientific SA		44,070	5,193,325
Globant SA (a)		12,986	4,145,001
InPost SA		67,951	969,010
Reinet Investments SCA		53,463	964,959
Tenaris SA		160,587	1,788,344

TOTAL LUXEMBOURG			23,615,645

Malaysia - 0.4%
AMMB Holdings Bhd (a)		541,600	439,453
Axiata Group Bhd		837,734	799,094
CIMB Group Holdings Bhd		2,203,796	2,778,028
Dialog Group Bhd		1,240,322	847,648
DiGi.com Bhd		960,800	981,450
Fraser & Neave Holdings Bhd		37,200	243,089
Genting Bhd		653,500	817,467
Genting Malaysia Bhd		939,300	719,049
Hap Seng Consolidated Bhd		158,100	299,325
Hartalega Holdings Bhd		643,000	909,920
Hong Leong Bank Bhd		228,200	1,037,122
Hong Leong Credit Bhd		58,700	259,975
IHH Healthcare Bhd		589,000	930,225
IOI Corp. Bhd		742,300	704,477
IOI Properties Group Bhd		30	9
Kossan Rubber Industries Bhd		387,100	220,612
Kuala Lumpur Kepong Bhd		127,841	667,453
Malayan Banking Bhd		1,340,099	2,605,119
Malaysia Airports Holdings Bhd (a)		335,002	524,224
Maxis Bhd		767,200	865,207
MISC Bhd		385,700	658,512
Nestle (Malaysia) Bhd		20,500	665,842
Petronas Chemicals Group Bhd		821,100	1,723,100
Petronas Dagangan Bhd		89,200	438,568
Petronas Gas Bhd		239,400	967,775
PPB Group Bhd		183,080	803,766
Press Metal Bhd		1,110,200	1,490,633
Public Bank Bhd		4,776,700	4,810,152
QL Resources Bhd		319,350	389,451
RHB Bank Bhd		596,537	803,834
Sime Darby Bhd		892,285	489,130
Sime Darby Plantation Bhd		533,240	516,371
Sime Darby Property Bhd		10	2
SP Setia Bhd (a)		13	5
Supermax Corp. Bhd		449,960	208,627
Telekom Malaysia Bhd		448,126	626,576
Tenaga Nasional Bhd		793,000	1,849,887
Top Glove Corp. Bhd		1,731,300	1,137,198
Westports Holdings Bhd		297,100	320,704

TOTAL MALAYSIA			34,549,079

Mexico - 0.5%
America Movil S.A.B. de CV Series L		11,329,000	10,097,491
Arca Continental S.A.B. de CV		170,400	1,038,970
Becle S.A.B. de CV		230,800	527,562
CEMEX S.A.B. de CV unit (a)		4,986,094	3,206,522
Coca-Cola FEMSA S.A.B. de CV unit		178,365	961,220
Fibra Uno Administracion SA de CV		1,002,900	996,665
Fomento Economico Mexicano S.A.B. de CV unit		643,200	5,287,936
Gruma S.A.B. de CV Series B		78,290	919,303
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		127,600	1,608,511
Grupo Aeroportuario del Sureste S.A.B. de CV Series B		69,375	1,399,058
Grupo Bimbo S.A.B. de CV Series A		539,300	1,596,315
Grupo Carso SA de CV Series A1		135,400	455,433
Grupo Financiero Banorte S.A.B. de CV Series O		849,500	5,378,489
Grupo Financiero Inbursa S.A.B. de CV Series O (a)		718,400	721,261
Grupo Mexico SA de CV Series B		1,032,124	4,527,950
Grupo Televisa SA de CV		776,800	1,577,144
Industrias Penoles SA de CV (a)		43,610	559,190
Kimberly-Clark de Mexico SA de CV Series A		485,300	767,740
Megacable Holdings S.A.B. de CV unit		118,300	348,556
Orbia Advance Corp. S.A.B. de CV		367,637	955,520
Promotora y Operadora de Infraestructura S.A.B. de CV		81,915	602,386
Telesites S.A.B. de C.V.		418,900	382,113
Wal-Mart de Mexico SA de CV Series V		1,746,400	6,091,363

TOTAL MEXICO			50,006,698

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit		849,500	846,170
HKT Trust/HKT Ltd. unit		1,234,557	1,675,589

TOTAL MULTI-NATIONAL			2,521,759

Netherlands - 4.1%
ABN AMRO Group NV GDR (b)		138,650	2,039,716
Adyen BV (a)(b)		6,495	19,597,431
AEGON NV		582,365	2,953,926
Airbus Group NV (a)		193,621	24,838,096
Akzo Nobel NV		62,646	7,199,875
Argenx SE (a)		15,010	4,518,896
ASM International NV (Netherlands)		15,673	7,091,381
ASML Holding NV (Netherlands)		137,659	111,903,037
CNH Industrial NV		330,063	5,696,584
Davide Campari Milano NV		170,713	2,423,387
EXOR NV		35,238	3,319,913
Ferrari NV		41,149	9,751,490
Heineken Holding NV		37,053	3,435,228
Heineken NV (Bearer)		85,301	9,448,614
ING Groep NV (Certificaten Van Aandelen)		1,280,551	19,424,559
JDE Peet's BV		23,613	687,602
Just Eat Takeaway.com NV (a)(b)		58,227	4,181,323
Koninklijke Ahold Delhaize NV		344,209	11,193,085
Koninklijke DSM NV		57,254	12,512,392
Koninklijke KPN NV		1,071,475	3,201,499
Koninklijke Philips Electronics NV		299,056	14,108,019
Koninklijke Vopak NV		23,769	945,208
NN Group NV		84,996	4,551,189
Prosus NV		306,448	26,997,689
Prosus NV rights (a)(e)		306,448	49,596
QIAGEN NV (Germany) (a)		75,618	4,160,052
Randstad NV		38,959	2,801,277
Stellantis NV (Italy)		666,809	13,296,838
STMicroelectronics NV (France)		224,990	10,682,262
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)		41,646	2,975,705
Universal Music Group NV		239,168	6,943,750
Wolters Kluwer NV		87,941	9,214,444
X5 Retail Group NV GDR		41,220	1,403,797
Yandex NV Class A (a)		98,865	8,157,696

TOTAL NETHERLANDS			371,705,556

New Zealand - 0.2%
Auckland International Airport Ltd. (a)		416,440	2,384,383
Fisher & Paykel Healthcare Corp.		188,450	4,214,700
Mercury Nz Ltd.		230,641	1,013,976
Meridian Energy Ltd.		445,676	1,593,663
Ryman Healthcare Group Ltd.		139,158	1,440,963
Spark New Zealand Ltd.		622,109	2,035,092
The a2 Milk Co. Ltd. (a)(d)		238,441	1,122,595
Xero Ltd. (a)		43,236	4,862,705

TOTAL NEW ZEALAND			18,668,077

Norway - 0.4%
Adevinta ASA Class B (a)		89,768	1,477,555
DNB Bank ASA		302,027	7,178,946
Equinor ASA		320,391	8,106,580
Gjensidige Forsikring ASA		63,114	1,569,651
Mowi ASA		140,854	4,078,278
Norsk Hydro ASA		439,409	3,227,665
Orkla ASA		236,007	2,295,285
Schibsted ASA:
(A Shares)		24,735	1,275,706
(B Shares)		31,773	1,434,466
Telenor ASA		218,894	3,455,239
Yara International ASA		55,737	2,908,281

TOTAL NORWAY			37,007,652

Pakistan - 0.0%
Habib Bank Ltd.		333,369	245,593
Lucky Cement Ltd. (a)		55,383	249,920
MCB Bank Ltd.		96,890	92,765

TOTAL PAKISTAN			588,278

Papua New Guinea - 0.0%
Oil Search Ltd. ADR		649,844	2,097,146
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR (a)		64,286	506,574
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.		594,350	569,522
Altus Property Ventures, Inc. (a)		7	2
Ayala Corp.		94,740	1,618,702
Ayala Land, Inc.		2,751,400	1,911,981
Bank of the Philippine Islands (BPI)		598,506	1,030,293
BDO Unibank, Inc.		663,944	1,631,270
DMCI Holdings, Inc.		4	1
Globe Telecom, Inc.		8,285	491,425
GT Capital Holdings, Inc.		37,401	418,364
International Container Terminal Services, Inc.		348,910	1,243,393
JG Summit Holdings, Inc.		1,022,526	1,218,691
Jollibee Food Corp.		141,120	657,126
Manila Electric Co.		74,460	423,085
Metro Pacific Investments Corp.		3,853,200	286,072
Metropolitan Bank & Trust Co.		695,271	656,591
PLDT, Inc.		23,185	753,708
SM Investments Corp.		82,323	1,572,791
SM Prime Holdings, Inc.		3,456,000	2,264,771
Universal Robina Corp.		273,850	748,194

TOTAL PHILIPPINES			17,495,982

Poland - 0.2%
Allegro.eu SA (a)(b)		116,455	1,317,020
Bank Polska Kasa Opieki SA		62,295	2,057,164
CD Projekt RED SA		23,405	1,020,055
Cyfrowy Polsat SA		85,637	765,864
Dino Polska SA (a)(b)		16,800	1,500,763
KGHM Polska Miedz SA (Bearer)		45,289	1,741,339
LPP SA		353	1,267,903
Orange Polska SA (a)		229,191	447,220
PGE Polska Grupa Energetyczna SA (a)		254,561	625,803
Polish Oil & Gas Co. SA		562,040	847,501
Polski Koncern Naftowy Orlen SA		101,587	2,191,314
Powszechna Kasa Oszczednosci Bank SA (a)		289,666	3,543,093
Powszechny Zaklad Ubezpieczen SA		197,759	1,977,763
Santander Bank Polska SA		11,348	1,053,835

TOTAL POLAND			20,356,637

Portugal - 0.1%
Banco Espirito Santo SA (Reg.) (a)(c)		82,039	1
Energias de Portugal SA		899,786	5,080,105
Galp Energia SGPS SA Class B		165,030	1,714,322
Jeronimo Martins SGPS SA		82,640	1,872,424

TOTAL PORTUGAL			8,666,852

Qatar - 0.2%
Barwa Real Estate Co.		484,295	418,986
Industries Qatar QSC (a)		511,491	2,228,027
Masraf al Rayan		1,295,373	1,698,821
Mesaieed Petrochemical Holding Co.		1,486,514	979,850
Ooredoo QSC		288,499	548,315
Qatar Electricity & Water Co.		135,772	626,468
Qatar Fuel Co.		176,060	889,246
Qatar Gas Transport Co. Ltd. (Nakilat)		910,517	812,738
Qatar International Islamic Bank QSC		249,606	671,146
Qatar Islamic Bank (a)		388,547	1,965,679
Qatar National Bank SAQ (a)		1,505,477	8,476,319
The Commercial Bank of Qatar (a)		677,427	1,136,797

TOTAL QATAR			20,452,392

Russia - 1.0%
Alrosa Co. Ltd.		846,411	1,491,360
Gazprom OAO		3,341,782	16,466,087
Gazprom OAO sponsored ADR (Reg. S)		266,976	2,617,967
Inter Rao Ues JSC		12,405,200	840,661
Lukoil PJSC		132,862	13,566,832
Lukoil PJSC sponsored ADR		3,670	374,340
Magnit OJSC GDR (Reg. S)		111,049	2,056,627
MMC Norilsk Nickel PJSC		17,683	5,518,588
MMC Norilsk Nickel PJSC sponsored ADR		27,948	874,493
Mobile TeleSystems OJSC sponsored ADR		145,706	1,339,038
Moscow Exchange MICEX-RTS OAO		524,685	1,286,597
Novatek PJSC GDR (Reg. S)		29,964	7,595,874
Novolipetsk Steel OJSC		477,930	1,507,723
PhosAgro OJSC GDR (Reg. S)		39,023	933,430
Polyus PJSC		11,075	2,198,676
Rosneft Oil Co. OJSC		322,313	2,894,100
Rosneft Oil Co. OJSC GDR (Reg. S)		56,929	507,237
Sberbank of Russia		3,530,586	17,761,650
Severstal PAO		55,816	1,268,304
Severstal PAO GDR (Reg. S)		9,813	224,325
Surgutneftegas OJSC		1,105,600	531,923
Surgutneftegas OJSC sponsored ADR		71,885	343,323
Tatneft PAO		424,265	3,240,446
Tatneft PAO sponsored ADR		5,142	235,247
VTB Bank OJSC		1,160,850,350	866,084

TOTAL RUSSIA			86,540,932

Saudi Arabia - 1.0%
Abdullah Al Othaim Markets Co.		14,651	452,314
Advanced Polypropylene Co.		35,771	709,526
Al Rajhi Bank		402,281	14,864,738
Alinma Bank		327,754	2,197,609
Almarai Co. Ltd.		82,780	1,167,470
Arab National Bank		185,599	1,139,057
Bank Al-Jazira		136,144	696,890
Bank Albilad (a)		124,557	1,401,345
Banque Saudi Fransi		192,512	2,168,448
Bupa Arabia for Cooperative Insurance Co. (a)		18,340	707,021
Dar Al Arkan Real Estate Development Co. (a)		140,582	370,673
Dr Sulaiman Al Habib Medical Services Group Co.		17,279	763,779
Emaar The Economic City (a)		105,641	357,685
Etihad Etisalat Co.		123,357	994,841
Jarir Marketing Co.		20,104	1,086,963
Mobile Telecommunications Co. Saudi Arabia (a)		158,120	572,468
Mouwasat Medical Services Co.		16,627	797,018
National Industrialization Co. (a)		121,442	806,181
National Petrochemical Co.		42,168	540,745
Rabigh Refining & Petrochemical Co. (a)		77,235	586,845
Riyad Bank		448,919	3,536,633
Sabic Agriculture-Nutrients Co.		70,045	3,062,566
Sahara International Petrochemical Co.		114,930	1,345,124
Saudi Arabian Mining Co. (a)		141,468	3,077,605
Saudi Arabian Oil Co.		710,259	7,148,225
Saudi Basic Industries Corp.		294,519	10,129,023
Saudi Cement Co.		25,357	400,206
Saudi Electricity Co.		273,532	2,078,344
Saudi Industrial Investment Group		80,896	816,314
Saudi Kayan Petrochemical Co. (a)		245,152	1,330,693
Saudi Telecom Co.		196,007	6,113,951
The Co. for Cooperative Insurance		19,239	441,109
The Saudi British Bank		275,972	2,439,007
The Saudi National Bank		721,043	12,668,089
The Savola Group		76,934	750,696
Yanbu National Petrochemical Co.		84,710	1,718,636

TOTAL SAUDI ARABIA			89,437,837

Singapore - 0.7%
Ascendas Real Estate Investment Trust		1,103,554	2,528,722
BOC Aviation Ltd. Class A (b)		69,300	607,895
CapitaLand Investment Ltd. (a)		842,771	2,149,894
CapitaMall Trust		1,696,848	2,705,394
City Developments Ltd.		115,352	626,160
DBS Group Holdings Ltd.		598,000	13,982,158
Genting Singapore Ltd.		2,155,013	1,246,504
Keppel Corp. Ltd.		484,620	1,933,449
Mapletree Commercial Trust		678,743	1,097,263
Mapletree Logistics Trust (REIT)		1,087,914	1,629,652
Oversea-Chinese Banking Corp. Ltd.		1,096,751	9,597,080
Singapore Airlines Ltd. (a)		395,368	1,524,593
Singapore Exchange Ltd.		261,217	1,875,106
Singapore Technologies Engineering Ltd.		530,524	1,506,790
Singapore Telecommunications Ltd.		2,667,969	4,946,179
United Overseas Bank Ltd.		392,109	7,778,210
UOL Group Ltd.		172,015	922,261
Venture Corp. Ltd.		89,669	1,250,778
Wilmar International Ltd.		639,793	2,049,615

TOTAL SINGAPORE			59,957,703

South Africa - 0.9%
Absa Group Ltd.		225,505	2,066,822
African Rainbow Minerals Ltd.		33,417	445,261
Anglo American Platinum Ltd.		16,906	1,708,198
AngloGold Ashanti Ltd.		138,024	2,546,370
Aspen Pharmacare Holdings Ltd.		125,698	2,001,705
Bid Corp. Ltd.		111,766	2,398,780
Bidvest Group Ltd./The		86,059	1,078,287
Capitec Bank Holdings Ltd.		26,640	2,976,669
Clicks Group Ltd.		83,629	1,526,619
Discovery Ltd. (a)		141,536	1,296,572
Exxaro Resources Ltd.		86,445	946,509
FirstRand Ltd.		1,643,074	6,239,916
Gold Fields Ltd.		285,159	2,649,763
Growthpoint Properties Ltd.		1,100,846	934,007
Harmony Gold Mining Co. Ltd.		188,948	678,152
Impala Platinum Holdings Ltd.		264,032	3,417,195
Kumba Iron Ore Ltd.		20,039	608,976
Mr Price Group Ltd.		85,793	1,123,088
MTN Group Ltd. (a)		551,650	4,946,973
MultiChoice Group Ltd.		123,724	983,879
Naspers Ltd. Class N		71,482	12,105,747
Nedbank Group Ltd.		127,403	1,450,518
Northam Platinum Holdings Ltd. (a)		109,966	1,646,790
Old Mutual Ltd.		1,506,475	1,537,541
Rand Merchant Insurance Holdings Ltd.		242,920	649,006
Remgro Ltd.		153,507	1,352,972
Sanlam Ltd.		607,078	2,493,888
Sasol Ltd. (a)		181,512	3,048,671
Shoprite Holdings Ltd.		167,101	1,985,411
Sibanye Stillwater Ltd.		930,348	3,255,986
Spar Group Ltd./The		59,931	764,998
Standard Bank Group Ltd.		411,755	3,650,670
Tiger Brands Ltd.		49,590	625,500
Vodacom Group Ltd.		212,675	1,887,691
Woolworths Holdings Ltd.		340,406	1,201,394

TOTAL SOUTH AFRICA			78,230,524

Spain - 1.5%
ACS Actividades de Construccion y Servicios SA		79,561	2,081,338
Aena SME SA (a)(b)		24,631	4,045,310
Amadeus IT Holding SA Class A (a)		148,536	9,931,569
Banco Bilbao Vizcaya Argentaria SA		2,203,358	15,419,388
Banco Santander SA (Spain)		5,715,979	21,650,036
CaixaBank SA		1,475,849	4,242,573
Cellnex Telecom SA (b)		168,358	10,349,990
EDP Renovaveis SA		95,859	2,670,593
Enagas SA		80,795	1,812,408
Endesa SA		105,739	2,437,963
Ferrovial SA		154,090	4,855,770
Grifols SA		96,857	2,216,381
Iberdrola SA		1,953,767	23,091,934
Industria de Diseno Textil SA		360,120	13,005,172
Naturgy Energy Group SA (d)		63,675	1,673,117
Red Electrica Corporacion SA		146,592	3,051,981
Repsol SA		487,380	6,242,625
Siemens Gamesa Renewable Energy SA (a)		78,826	2,135,009
Telefonica SA		1,704,924	7,405,615

TOTAL SPAIN			138,318,772

Sweden - 2.2%
Alfa Laval AB		101,841	4,360,379
ASSA ABLOY AB (B Shares)		328,523	9,639,741
Atlas Copco AB:
(A Shares)		222,863	14,319,493
(B Shares)		124,646	6,741,740
Boliden AB		91,665	3,233,038
Electrolux AB (B Shares)		75,238	1,707,486
Embracer Group AB (a)		152,755	1,420,116
Epiroc AB:
(A Shares)		223,392	5,558,788
(B Shares)		119,222	2,533,537
EQT AB		98,288	5,179,920
Ericsson (B Shares)		962,542	10,506,538
Essity AB (B Shares)		199,511	6,453,674
Evolution AB (b)		55,926	9,046,623
Fastighets AB Balder (a)		35,872	2,598,924
H&M Hennes & Mauritz AB (B Shares)		242,097	4,539,178
Hexagon AB (B Shares)		650,839	10,474,408
Husqvarna AB (B Shares)		134,296	1,910,137
ICA Gruppen AB		34,863	1,802,419
Industrivarden AB:
(A Shares)		47,890	1,579,232
(C Shares)		43,766	1,421,325
Investor AB (B Shares)		595,305	13,718,079
Kinnevik AB (B Shares) (a)		79,902	3,132,162
L E Lundbergforetagen AB		23,928	1,378,061
Latour Investment AB (B Shares)		49,332	1,787,624
Lundin Petroleum AB		66,120	2,611,540
Nibe Industrier AB (B Shares)		468,829	6,979,482
Sandvik AB		371,820	9,428,877
Securitas AB (B Shares)		101,675	1,681,166
Sinch AB (a)(b)		164,836	3,125,704
Skandinaviska Enskilda Banken AB (A Shares)		532,577	8,325,392
Skanska AB (B Shares)		108,390	2,751,400
SKF AB (B Shares)		124,601	2,887,238
Svenska Cellulosa AB SCA (B Shares)		201,875	3,147,539
Svenska Handelsbanken AB (A Shares)		476,979	5,467,295
Swedbank AB (A Shares)		295,825	6,415,283
Swedish Match Co. AB		497,960	4,382,373
Tele2 AB (B Shares)		162,256	2,288,928
Telia Co. AB		868,765	3,418,714
Volvo AB:
(A Shares)		60,895	1,437,996
(B Shares)		473,449	11,021,416

TOTAL SWEDEN			200,412,965

Switzerland - 6.2%
ABB Ltd. (Reg.)		574,718	19,013,530
Adecco SA (Reg.)		52,508	2,642,031
Alcon, Inc. (Switzerland)		164,301	13,576,904
Baloise Holdings AG		15,407	2,456,774
Banque Cantonale Vaudoise		10,148	816,850
Barry Callebaut AG		1,129	2,611,645
Clariant AG (Reg.)		70,129	1,475,191
Coca-Cola HBC AG		68,905	2,388,617
Compagnie Financiere Richemont SA Series A		171,631	21,239,419
Credit Suisse Group AG		844,372	8,782,914
Ems-Chemie Holding AG		2,292	2,271,723
Geberit AG (Reg.)		12,200	9,524,421
Givaudan SA		3,033	14,273,915
Holcim Ltd.		174,806	8,726,936
Julius Baer Group Ltd.		74,268	5,371,960
Kuehne & Nagel International AG		17,687	5,569,203
Lindt & Spruengli AG		36	4,321,101
Lindt & Spruengli AG (participation certificate)		342	4,030,341
Logitech International SA (Reg.)		57,800	4,811,616
Lonza Group AG		24,507	20,090,601
Nestle SA (Reg. S)		944,039	124,525,567
Novartis AG		728,708	60,273,433
Partners Group Holding AG		7,500	13,085,682
Roche Holding AG:
(Bearer)		10,380	4,455,374
(participation certificate)		230,732	89,384,237
Schindler Holding AG:
(participation certificate)		13,724	3,570,398
(Reg.)		6,402	1,641,754
SGS SA (Reg.)		1,997	5,906,374
Siemens Energy AG (a)		131,870	3,783,604
Sika AG		46,602	15,778,309
Sonova Holding AG		18,064	7,463,533
Straumann Holding AG		3,419	7,102,379
Swatch Group AG (Bearer)		9,167	2,515,018
Swatch Group AG (Bearer) (Reg.)		19,341	1,027,464
Swiss Life Holding AG		10,732	5,891,113
Swiss Prime Site AG		23,200	2,356,488
Swiss Re Ltd.		100,124	9,693,088
Swisscom AG		8,448	4,598,606
Temenos Group AG		22,191	3,389,484
UBS Group AG		1,206,842	21,939,586
Vifor Pharma AG		15,761	2,032,956
Zurich Insurance Group Ltd.		49,485	21,932,780

TOTAL SWITZERLAND			566,342,919

Taiwan - 4.1%
Accton Technology Corp.		168,000	1,469,133
Acer, Inc.		948,288	885,455
Advantech Co. Ltd.		133,937	1,746,063
ASE Technology Holding Co. Ltd.		1,072,840	3,832,539
Asia Cement Corp.		741,466	1,179,635
ASMedia Technology, Inc.		9,000	525,229
ASUSTeK Computer, Inc.		241,000	3,055,234
AU Optronics Corp.		2,639,000	1,811,204
Catcher Technology Co. Ltd.		220,000	1,272,042
Cathay Financial Holding Co. Ltd.		2,574,879	5,372,615
Chang Hwa Commercial Bank		1,401,304	825,333
Cheng Shin Rubber Industry Co. Ltd.		586,899	718,738
China Airlines Ltd. (a)		490	303
China Development Finance Holding Corp.		4,353,800	2,220,289
China Life Insurance Co. Ltd.		613,070	638,500
China Steel Corp.		3,842,426	4,636,578
Chunghwa Telecom Co. Ltd.		1,227,000	4,862,665
Compal Electronics, Inc.		1,332,000	1,169,596
CTBC Financial Holding Co. Ltd.		6,179,579	5,148,724
Delta Electronics, Inc.		637,621	5,610,240
E.SUN Financial Holdings Co. Ltd.		3,904,497	3,722,909
ECLAT Textile Co. Ltd.		64,941	1,415,665
Evergreen Marine Corp. (Taiwan)		823,120	2,941,298
Far Eastern New Century Corp.		878,664	918,266
Far EasTone Telecommunications Co. Ltd.		461,000	1,013,223
Feng Tay Enterprise Co. Ltd.		148,254	1,150,040
First Financial Holding Co. Ltd.		3,487,796	2,868,398
Formosa Chemicals & Fibre Corp.		1,113,590	3,219,393
Formosa Petrochemical Corp.		381,000	1,368,289
Formosa Plastics Corp.		1,246,480	4,812,232
Foxconn Technology Co. Ltd.		363,535	898,230
Fubon Financial Holding Co. Ltd.		2,580,334	6,820,348
Giant Manufacturing Co. Ltd.		93,000	1,077,123
GlobalWafers Co. Ltd.		72,000	1,965,164
HIWIN Technologies Corp.		92,758	1,029,349
Hon Hai Precision Industry Co. Ltd. (Foxconn)		4,120,990	15,835,731
Hotai Motor Co. Ltd.		99,000	2,175,902
Hua Nan Financial Holdings Co. Ltd.		2,896,270	2,116,685
Innolux Corp.		3,036,427	1,821,093
Inventec Corp.		948,280	904,178
Largan Precision Co. Ltd.		34,000	2,527,563
Lite-On Technology Corp.		722,910	1,591,466
MediaTek, Inc.		496,970	16,294,976
Mega Financial Holding Co. Ltd.		3,604,246	4,323,283
Micro-Star International Co. Ltd.		229,000	1,151,374
momo.com, Inc.		14,000	899,982
Nan Ya Plastics Corp.		1,676,780	5,124,582
Nan Ya Printed Circuit Board Corp.		76,000	1,338,768
Nanya Technology Corp.		387,000	924,241
Nien Made Enterprise Co. Ltd.		48,000	658,502
Novatek Microelectronics Corp.		191,000	2,850,081
Oneness Biotech Co. Ltd. (a)		68,000	639,828
Pegatron Corp.		640,000	1,562,938
Phison Electronics Corp.		55,000	771,323
Pou Chen Corp.		738,000	903,782
Powertech Technology, Inc.		227,000	794,031
President Chain Store Corp.		191,000	1,927,491
Quanta Computer, Inc.		919,000	2,574,322
Realtek Semiconductor Corp.		155,090	2,779,311
Ruentex Development Co. Ltd.		367,557	935,888
Shin Kong Financial Holding Co. Ltd.		4,085,475	1,439,343
Sinopac Holdings Co.		3,206,314	1,629,353
Synnex Technology International Corp.		416,500	804,730
Taishin Financial Holdings Co. Ltd.		3,281,811	2,150,945
Taiwan Cement Corp.		1,696,058	2,938,941
Taiwan Cooperative Financial Holding Co. Ltd.		2,994,585	2,430,513
Taiwan High Speed Rail Corp.		597,000	622,835
Taiwan Mobile Co. Ltd.		517,600	1,823,543
Taiwan Semiconductor Manufacturing Co. Ltd.		7,889,000	167,187,553
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		39,639	4,506,954
The Shanghai Commercial & Savings Bank Ltd.		1,158,616	1,830,817
Uni-President Enterprises Corp.		1,531,080	3,662,055
Unimicron Technology Corp.		402,000	2,743,042
United Microelectronics Corp.		3,910,000	8,106,424
Vanguard International Semiconductor Corp.		290,000	1,504,938
Walsin Technology Corp.		123,000	667,014
Wan Hai Lines Ltd.		202,400	1,163,010
Win Semiconductors Corp.		107,000	1,373,765
Winbond Electronics Corp.		942,000	889,732
Wistron Corp.		863,666	905,694
Wiwynn Corp.		28,000	893,949
WPG Holding Co. Ltd.		519,320	967,955
Yageo Corp.		121,519	1,894,029
Yang Ming Marine Transport Corp. (a)		524,000	1,815,981
Yuanta Financial Holding Co. Ltd.		3,031,186	2,688,824

TOTAL TAIWAN			372,269,302

Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)		294,400	1,676,962
Advanced Information Service PCL NVDR		150,600	857,848
Airports of Thailand PCL:
(depositary receipt)		383,700	745,891
(For. Reg.)		1,153,800	2,242,920
Asset World Corp. PCL (a)		2,621,000	360,210
B. Grimm Power PCL (For. Reg.)		222,000	284,358
Bangkok Commercial Asset Management PCL		497,800	285,057
Bangkok Commercial Asset Management PCL unit		637,400	364,997
Bangkok Dusit Medical Services PCL:
unit		906,600	642,107
(For. Reg.)		2,431,000	1,721,775
Bangkok Expressway and Metro PCL		2,031,800	551,121
Bangkok Expressway and Metro PCL NVDR		971,100	263,409
Berli Jucker PCL (For. Reg)		308,300	313,596
BTS Group Holdings PCL:
unit		1,215,600	349,879
warrants 11/7/24 (a)		194,880	1,950
warrants 11/7/24 (a)		26,330	263
warrants 11/20/26 (a)		389,760	1,896
warrants 11/20/26 (a)		52,660	256
(For. Reg.)		1,613,500	464,404
Bumrungrad Hospital PCL (For. Reg.)		119,900	525,782
Carabao Group PCL NVDR		110,600	413,333
Central Pattana PCL:
unit		156,200	278,929
(For. Reg.)		570,500	1,018,750
Central Retail Corp. PCL		288,366	302,011
Central Retail Corp. PCL NVDR		289,900	303,617
Charoen Pokphand Foods PCL:
(For. Reg.)		1,027,100	781,624
(NVDR)		339,400	258,284
CP ALL PCL:
unit		303,100	584,641
(For. Reg.)		1,472,900	2,841,037
Delta Electronics PCL (For. Reg.)		85,500	1,071,971
Electricity Generating PCL:
(For. Reg.)		73,900	397,563
NVDR		55,800	300,190
Energy Absolute PCL (For. Reg.)		396,300	782,328
Global Power Synergy Public Co. Ltd.		214,300	503,779
Gulf Energy Development PCL:
unit		572,900	746,773
(For. Reg.)		559,200	728,915
Home Product Center PCL:
unit		719,100	316,421
(For. Reg.)		1,519,467	668,602
Indorama Ventures PCL:
unit		597,800	756,709
(For. Reg.)		547,200	692,658
Intouch Holdings PCL:
(For. Reg.)		340,100	771,324
NVDR		130,500	295,965
Krung Thai Bank PCL (For. Reg.)		921,755	319,475
Krungthai Card PCL:
(For. Reg.)		197,500	343,750
NVDR		94,500	164,478
Land & House PCL (For. Reg.)		2,392,000	609,174
Minor International PCL:
warrants 2/15/24 (a)		33,433	4,071
(For. Reg.) (a)		1,019,598	1,006,384
Muangthai Leasing PCL		182,509	332,785
Muangthai Leasing PCL unit		118,600	216,254
Osotspa PCL		180,400	178,062
Osotspa PCL unit		282,100	278,444
PTT Exploration and Production PCL (For. Reg.)		410,944	1,455,272
PTT Global Chemical PCL:
(For. Reg.)		637,839	1,206,281
NVDR		64,800	122,550
PTT Oil & Retail Business PCL NVDR		1,093,000	905,892
PTT PCL (For. Reg.)		3,075,400	3,522,158
Ratchaburi Electric Generating Holding PCL (For. Reg.)		151,100	207,205
SCG Packaging PCL NVDR		423,900	820,843
Siam Cement PCL:
(For. Reg.)		203,500	2,422,619
NVDR		58,000	690,476
Siam Commercial Bank PCL:
(For. Reg.)		190,500	723,418
(NVDR)		147,500	560,127
Sri Trang Gloves Thailand PCL		163,500	150,294
Sri Trang Gloves Thailand PCL NVDR		287,800	264,554
Srisawad Corp. PCL:
unit		141,000	271,971
warrants 8/29/25 (a)		7,244	2,445
(For. Reg.)		181,100	349,319
Thai Oil PCL (For. Reg.)		304,000	510,790
Thai Union Frozen Products PCL (For. Reg.)		828,700	521,996
True Corp. PCL (For. Reg.)		2,917,012	356,934

TOTAL THAILAND			44,988,126

Turkey - 0.1%
Akbank TAS		1,000,060	609,564
Aselsan A/S		221,482	378,505
Bim Birlesik Magazalar A/S JSC		143,013	924,512
Eregli Demir ve Celik Fabrikalari T.A.S.		431,302	883,330
Ford Otomotiv Sanayi A/S		21,047	406,316
Koc Holding A/S		219,181	537,579
Turk Sise ve Cam Fabrikalari A/S		600,488	540,901
Turkcell Iletisim Hizmet A/S		356,698	567,289
Turkiye Garanti Bankasi A/S		785,925	805,218
Turkiye Is Bankasi A/S Series C		370,295	216,846
Turkiye Petrol Rafinerileri A/S (a)		55,057	800,600

TOTAL TURKEY			6,670,660

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC		921,039	2,081,217
Abu Dhabi National Oil Co. for Distribution PJSC		853,711	994,755
Aldar Properties PJSC (a)		1,274,264	1,401,529
Dubai Islamic Bank Pakistan Ltd. (a)		609,351	847,715
Emaar Properties PJSC (a)		1,160,273	1,266,677
Emirates NBD Bank PJSC		833,523	3,165,579
Emirates Telecommunications Corp.		574,938	4,007,027
First Abu Dhabi Bank PJSC		1,430,929	6,942,040

TOTAL UNITED ARAB EMIRATES			20,706,539

United Kingdom - 8.4%
3i Group PLC		321,471	6,000,906
Abrdn PLC		708,240	2,461,925
Admiral Group PLC		62,213	2,443,564
Anglo American PLC (United Kingdom)		426,309	16,218,075
Antofagasta PLC		129,451	2,525,418
Ashtead Group PLC		147,351	12,349,488
Associated British Foods PLC		116,447	2,849,420
AstraZeneca PLC (United Kingdom)		508,519	63,616,408
Auto Trader Group PLC (b)		332,012	2,752,524
Aveva Group PLC		39,247	1,911,055
Aviva PLC		1,295,100	6,995,699
BAE Systems PLC		1,051,991	7,932,183
Barclays PLC		5,581,237	15,401,284
Barratt Developments PLC		331,181	3,004,966
Berkeley Group Holdings PLC		35,024	2,087,443
BHP Group PLC		695,411	18,366,888
BP PLC		5,964,909	28,577,293
BP PLC sponsored ADR		119,413	3,437,900
British American Tobacco PLC (United Kingdom)		710,015	24,697,449
British Land Co. PLC		291,927	1,974,811
BT Group PLC (a)		2,938,996	5,586,784
Bunzl PLC		111,345	4,117,340
Burberry Group PLC		133,735	3,530,514
Compass Group PLC (a)		587,940	12,476,459
Croda International PLC		45,929	5,944,933
Diageo PLC		766,938	38,156,461
Direct Line Insurance Group PLC		433,828	1,736,024
Evraz PLC		169,853	1,444,924
GlaxoSmithKline PLC		1,648,516	34,224,560
Halma PLC		125,737	5,096,932
Hargreaves Lansdown PLC		116,886	2,458,652
Hikma Pharmaceuticals PLC		56,799	1,871,016
HSBC Holdings PLC (United Kingdom)		6,704,342	40,394,803
Imperial Brands PLC		303,487	6,404,499
Informa PLC (a)		492,927	3,503,848
InterContinental Hotel Group PLC (a)		60,290	4,223,139
Intertek Group PLC		53,846	3,607,172
J Sainsbury PLC		558,852	2,289,862
JD Sports Fashion PLC		171,828	2,558,489
Johnson Matthey PLC		65,386	2,445,598
Kingfisher PLC		705,466	3,237,801
Land Securities Group PLC		235,012	2,209,568
Legal & General Group PLC		1,963,757	7,764,186
Lloyds Banking Group PLC		23,317,665	15,958,159
London Stock Exchange Group PLC		108,348	10,546,997
M&G PLC		858,528	2,347,527
Melrose Industries PLC		1,436,782	3,102,834
Mondi PLC		118,968	2,971,349
Mondi PLC		39,980	996,163
National Grid PLC		1,155,921	14,799,903
NatWest Group PLC		1,908,284	5,774,208
Next PLC		43,518	4,744,275
NMC Health PLC (a)		30,958	5,882
Ocado Group PLC (a)		159,865	3,944,662
Pearson PLC		250,953	2,064,997
Persimmon PLC		102,661	3,822,916
Phoenix Group Holdings PLC		209,984	1,886,895
Prudential PLC (a)		861,510	17,620,447
Reckitt Benckiser Group PLC		234,218	19,014,470
RELX PLC (London Stock Exchange)		634,339	19,654,342
Rentokil Initial PLC		613,195	4,937,782
Rio Tinto PLC		369,353	23,029,698
Rolls-Royce Holdings PLC (a)		2,740,435	4,946,048
Royal Dutch Shell PLC:
Class A (United Kingdom)		1,339,977	30,697,373
Class B (United Kingdom)		1,222,797	28,061,623
Sage Group PLC		350,290	3,407,500
Schroders PLC		40,679	2,015,299
Segro PLC		396,988	7,022,126
Severn Trent PLC		80,442	3,014,234
Smith & Nephew PLC		290,992	5,025,453
Smiths Group PLC		133,614	2,478,633
Spirax-Sarco Engineering PLC		24,184	5,164,789
SSE PLC		349,791	7,877,150
St. James's Place Capital PLC		177,528	3,837,489
Standard Chartered PLC (United Kingdom)		878,313	5,948,773
Taylor Wimpey PLC		1,191,741	2,520,644
Tesco PLC		2,547,812	9,407,201
Unilever PLC		860,667	46,081,728
United Utilities Group PLC		217,128	3,085,908
Vodafone Group PLC		7,309,742	10,773,481
Vodafone Group PLC sponsored ADR		183,000	2,735,850
Whitbread PLC (a)		65,933	2,950,606

TOTAL UNITED KINGDOM			765,163,677

United States of America - 0.2%
360 DigiTech, Inc. ADR (a)		29,762	607,442
Coca-Cola European Partners PLC		68,373	3,599,838
Dada Nexus Ltd. ADR (a)		17,522	355,872
DiDi Global, Inc. ADR (d)		102,734	829,063
Li Auto, Inc. ADR (a)		176,191	5,749,112
NICE Systems Ltd. sponsored ADR (a)		3,864	1,093,589
Southern Copper Corp.		28,313	1,698,497
Yum China Holdings, Inc.		138,088	7,882,063

TOTAL UNITED STATES OF AMERICA			21,815,476

TOTAL COMMON STOCKS
(Cost $7,341,405,117)			8,838,797,363

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.3%
Alpargatas SA (PN)		61,700	422,317
Banco Bradesco SA (PN)		1,635,268	5,765,944
Bradespar SA (PN)		79,855	688,498
Braskem SA (PN-A) (a)		63,600	613,710
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)		42,607	255,470
Companhia Energetica de Minas Gerais (CEMIG) (PN)		322,235	735,389
Companhia Paranaense de Energia-COPEL (PN-B)		266,000	279,018
Gerdau SA		377,700	1,800,229
Itau Unibanco Holding SA		1,593,421	6,581,141
Itausa-Investimentos Itau SA (PN)		1,448,798	2,631,238
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)		1,496,500	7,225,562

TOTAL BRAZIL			26,998,516

Chile - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B) (a)		45,631	2,478,153
Colombia - 0.0%
Bancolombia SA (PN)		166,968	1,498,650
France - 0.0%
Air Liquide SA (a)		7,782	1,299,266
Germany - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)		27,061	2,302,393
Fuchs Petrolub AG		23,549	1,128,106
Henkel AG & Co. KGaA		57,461	5,139,960
Porsche Automobil Holding SE (Germany)		50,542	5,260,233
Sartorius AG (non-vtg.)		8,674	5,619,212
Volkswagen AG		60,607	13,579,357

TOTAL GERMANY			33,029,261

Korea (South) - 0.2%
AMOREPACIFIC Corp.		1,704	104,422
Hyundai Motor Co.		7,214	600,579
Hyundai Motor Co. Series 2		17,036	1,423,969
LG Chemical Ltd.		2,310	754,896
LG Household & Health Care Ltd.		697	356,018
Samsung Electronics Co. Ltd.		259,057	14,158,623

TOTAL KOREA (SOUTH)			17,398,507

Russia - 0.0%
Surgutneftegas OJSC		2,525,333	1,375,618
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $80,494,954)			84,077,971
		Principal Amount(f)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $13,959)	INR	69,696	12,912
		Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.06% (g)		154,026,704	154,057,509
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)		35,878,325	35,881,913
TOTAL MONEY MARKET FUNDS
(Cost $189,938,788)			189,939,422
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $7,611,852,818)			9,112,827,668
NET OTHER ASSETS (LIABILITIES) - 0.2%			19,660,035
NET ASSETS - 100%			$9,132,487,703
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	1,140	Dec. 2021	$133,357,200	$1,017,747	$1,017,747
ICE MSCI Emerging Markets Index Contracts (United States)	979	Dec. 2021	61,774,900	(64,044)	(64,044)
TME S&P/TSX 60 Index Contracts (Canada)	76	Dec. 2021	15,481,254	445,453	445,453
TOTAL FUTURES CONTRACTS					$1,399,156

The notional amount of futures purchased as a percentage of Net Assets is 2.3%

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $257,541,665 or 2.8% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Amount is stated in United States dollars unless otherwise noted.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$127,452,013	$2,050,341,833	$2,023,735,671	$144,939	$(666)	$--	$154,057,509	0.3%
Fidelity Securities Lending Cash Central Fund 0.06%	33,544,971	390,190,126	387,853,184	627,339	--	--	35,881,913	0.1%
Total	$160,996,984	$2,440,531,959	$2,411,588,855	$772,278	$(666)	$--	$189,939,422

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$547,457,126	$226,689,280	$319,948,622	$819,224
Consumer Discretionary	1,153,021,957	538,259,500	614,754,893	7,564
Consumer Staples	754,260,971	323,643,003	430,617,967	1
Energy	445,002,160	255,432,690	189,569,439	31
Financials	1,743,340,579	1,180,512,555	562,505,131	322,893
Health Care	839,056,751	280,683,976	558,372,775	--
Industrials	1,077,672,935	569,719,166	507,953,769	--
Information Technology	1,168,772,532	363,696,712	805,075,820	--
Materials	707,977,568	434,748,926	273,228,642	--
Real Estate	215,540,783	162,036,376	53,504,407	--
Utilities	270,771,972	178,810,513	91,961,458	1
Corporate Bonds	12,912	--	12,912	--
Money Market Funds	189,939,422	189,939,422	--	--
Total Investments in Securities:	$9,112,827,668	$4,704,172,119	$4,407,505,835	$1,149,714
Derivative Instruments:
Assets
Futures Contracts	$1,463,200	$1,463,200	$--	$--
Total Assets	$1,463,200	$1,463,200	$--	$--
Liabilities
Futures Contracts	$(64,044)	$(64,044)	$--	$--
Total Liabilities	$(64,044)	$(64,044)	$--	$--
Total Derivative Instruments:	$1,399,156	$1,399,156	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,463,200	$(64,044)
Total Equity Risk	1,463,200	(64,044)
Total Value of Derivatives	$1,463,200	$(64,044)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Global ex U.S. Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $33,121,120) — See accompanying schedule: Unaffiliated issuers (cost $7,421,914,030)	$8,922,888,246
Fidelity Central Funds (cost $189,938,788)	189,939,422
Total Investment in Securities (cost $7,611,852,818)		$9,112,827,668
Segregated cash with brokers for derivative instruments		11,770,326
Foreign currency held at value (cost $21,613,058)		21,541,275
Receivable for investments sold		3,087,217
Receivable for fund shares sold		12,445,851
Dividends receivable		15,247,408
Reclaims receivable		12,595,678
Interest receivable		48
Distributions receivable from Fidelity Central Funds		38,101
Other receivables		226,257
Total assets		9,189,779,829
Liabilities
Payable for investments purchased
Regular delivery	$2,316,892
Delayed delivery	49,596
Payable for fund shares redeemed	5,359,178
Accrued management fee	414,079
Payable for daily variation margin on futures contracts	1,684,678
Other payables and accrued expenses	11,587,193
Collateral on securities loaned	35,880,510
Total liabilities		57,292,126
Net Assets		$9,132,487,703
Net Assets consist of:
Paid in capital		$7,721,041,873
Total accumulated earnings (loss)		1,411,445,830
Net Assets		$9,132,487,703
Net Asset Value, offering price and redemption price per share ($9,132,487,703 ÷ 578,218,568 shares)		$15.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$207,642,974
Non-Cash dividends		17,034,339
Interest		2,080
Income from Fidelity Central Funds (including $627,339 from security lending)		772,278
Income before foreign taxes withheld		225,451,671
Less foreign taxes withheld		(25,652,138)
Total income		199,799,533
Expenses
Management fee	$4,339,052
Independent trustees' fees and expenses	22,837
Total expenses		4,361,889
Net investment income (loss)		195,437,644
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16,387)	(80,460,922)
Fidelity Central Funds	(666)
Foreign currency transactions	251,337
Futures contracts	53,928,859
Total net realized gain (loss)		(26,281,392)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $10,927,587)	1,513,092,022
Assets and liabilities in foreign currencies	(384,668)
Futures contracts	6,634,770
Total change in net unrealized appreciation (depreciation)		1,519,342,124
Net gain (loss)		1,493,060,732
Net increase (decrease) in net assets resulting from operations		$1,688,498,376

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$195,437,644	$129,074,970
Net realized gain (loss)	(26,281,392)	(106,842,831)
Change in net unrealized appreciation (depreciation)	1,519,342,124	(158,863,477)
Net increase (decrease) in net assets resulting from operations	1,688,498,376	(136,631,338)
Distributions to shareholders	(113,745,928)	(156,691,409)
Share transactions
Proceeds from sales of shares	3,700,740,156	2,375,625,558
Reinvestment of distributions	108,447,495	146,587,056
Cost of shares redeemed	(1,873,018,145)	(1,950,719,186)
Net increase (decrease) in net assets resulting from share transactions	1,936,169,506	571,493,428
Total increase (decrease) in net assets	3,510,921,954	278,170,681
Net Assets
Beginning of period	5,621,565,749	5,343,395,068
End of period	$9,132,487,703	$5,621,565,749
Other Information
Shares
Sold	240,549,523	194,724,987
Issued in reinvestment of distributions	7,610,351	11,328,212
Redeemed	(122,263,327)	(161,853,384)
Net increase (decrease)	125,896,547	44,199,815

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global ex U.S. Index Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.43	$13.09	$12.07	$13.50	$11.13
Income from Investment Operations
Net investment income (loss)A	.38	.29	.41	.38	.33
Net realized and unrealized gain (loss)	3.23	(.57)	.91	(1.50)	2.27
Total from investment operations	3.61	(.28)	1.32	(1.12)	2.60
Distributions from net investment income	(.25)	(.38)	(.30)	(.28)	(.22)
Distributions from net realized gain	–	–	–	(.03)	(.01)
Total distributions	(.25)	(.38)	(.30)	(.31)	(.23)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$15.79	$12.43	$13.09	$12.07	$13.50
Total ReturnC	29.25%	(2.25)%	11.28%	(8.47)%	23.83%
Ratios to Average Net AssetsD,E
Expenses before reductions	.05%F	.06%	.06%	.06%	.06%
Expenses net of fee waivers, if any	.05%F	.06%	.06%	.06%	.06%
Expenses net of all reductions	.05%F	.06%	.06%	.06%	.06%
Net investment income (loss)	2.46%	2.37%	3.32%	2.91%	2.75%
Supplemental Data
Net assets, end of period (000 omitted)	$9,132,488	$5,621,566	$5,343,395	$2,879,110	$952,883
Portfolio turnover rateG	5%H	5%	5%H	19%H	9%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Emerging Markets Index Fund	$5,211,051,056	$1,444,954,067	$(598,810,637)	$846,143,430
Fidelity Global ex U.S. Index Fund	7,695,169,442	2,114,265,560	(696,161,881)	1,418,103,679

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Emerging Markets Index Fund	$–	$117,177,210	$–	$(256,319,935)	$846,087,468
Fidelity Global ex U.S. Index Fund	–	199,518,844	–	(194,660,235)	1,418,174,408

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Emerging Markets Index Fund	$(57,286,741)	$(199,033,194)	$(256,319,935)
Fidelity Global ex U.S. Index Fund	(4,108,175)	(190,552,060)	(194,660,235)

The tax character of distributions paid was as follows:

October 31, 2021
	Ordinary Income	Total
Fidelity Emerging Markets Index Fund	$60,657,681	$60,657,681
Fidelity Global ex U.S. Index Fund	113,745,928	113,745,928

October 31, 2020
	Ordinary Income	Total
Fidelity Emerging Markets Index Fund	$80,764,390	$80,764,390
Fidelity Global ex U.S. Index Fund	156,691,409	156,691,409

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period for Fidelity Global ex U.S. Index Fund. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Index Fund	2,496,115,926	242,263,302
Fidelity Global ex U.S. Index Fund	2,430,431,198	386,797,103

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is based on an annual rate of .075% and .055% of average net assets for Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund, respectively. The management fee is reduced by an amount equal to the fees and expenses paid by each Fund to the independent Trustees. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Under the expense contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, as necessary so that the total expenses do not exceed .075%, and .055% of average net assets for Fidelity Emerging Markets Index Fund and Fidelity Global Ex-U.S. Index Fund, respectively. These expense contracts will remain in place through December 31, 2022.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Global ex U.S. Index Fund	1,703,066	26,142,058

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Index Fund	$76,554	$51	$–
Fidelity Global ex U.S. Index Fund	$59,980	$9	$–

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Emerging Markets Index Fund	$18,464

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (the "Funds"), each a fund of Fidelity Salem Street Trust, including the schedules of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 15, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Emerging Markets Index Fund	.07%
Actual		$1,000.00	$948.90	$.34
Hypothetical-C		$1,000.00	$1,024.85	$.36
Fidelity Global ex U.S. Index Fund	.05%
Actual		$1,000.00	$1,018.10	$.25
Hypothetical-C		$1,000.00	$1,024.95	$.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Emerging Markets Index Fund
December 2020	64%
Fidelity Global ex U.S. Index Fund
December 2020	93%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Index Fund	12/07/20	$0.2194	$0.0284
Fidelity Global ex U.S. Index Fund	12/07/20	$0.2811	$0.0321

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Index Fund
Fidelity Global ex U.S. Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one-, three-, and five-year periods. No performance peer group information was considered by the Board due to the fact that the peer group does not distinguish between passively-managed and actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Emerging Markets Index Fund

The Board considered that (i) effective July 1, 2016, the fund's management fee rate was reduced from 0.25% to 0.09%, (ii) effective August 1, 2017, the fund's management fee rate was further reduced from 0.09% to 0.08%, and (iii) effective August 1, 2019, the fund's management fee rate was further reduced from 0.08% to 0.075%. The Board considered that the chart below reflects the fund's lower management fee rates for 2016, 2017, and 2019 (as well as the 2019 reduction in 2018), as if the lower fee rates were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Fidelity Global ex U.S. Index Fund

The Board considered that (i) effective July 1, 2016, the fund's management fee rate was reduced from 0.20% to 0.06%, and (ii) effective August 1, 2019, the fund's management fee rate was further reduced from 0.06% to 0.055%. The Board considered that the chart below reflects the fund's lower management fee rates for 2016 and 2019 (as well as the 2019 reduction in 2018), as if the lower fee rates were in effect for the entire year.

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

At its July 2021 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective August 1, 2021) that lowered the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that each fund's total expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for 2020.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with each fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

EMX-I-GUX-I-ANN-1221
1.929368.110

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Fidelity® SAI International Low Volatility Index Fund

Fidelity® SAI U.S. Low Volatility Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2021

Contents

Note to Shareholders
Fidelity® SAI Emerging Markets Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® SAI International Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® SAI U.S. Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI Emerging Markets Low Volatility Index Fund	23.79%	6.45%

 A From January 30, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Low Volatility Index Fund on January 30, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Emerging Markets Low Volatility Focus Index℠ and the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$11,877	Fidelity® SAI Emerging Markets Low Volatility Index Fund
$12,283	Fidelity Emerging Markets Low Volatility Focus Index℠
$13,752	MSCI ACWI (All Country World Index) ex USA Index

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 23.79%, roughly in line with the 24.99% advance of the benchmark Fidelity Emerging Markets Low Volatility Focus Index. (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) By sector, information technology gained about 46% and contributed most, followed by financials, which gained roughly 29%, benefiting from the banks industry (+31%). Materials advanced about 62% and was additive. The consumer discretionary sector rose roughly 15%, boosted by the consumer durables & apparel industry (+52%), utilities gained approximately 29%, and communication services advanced about 13%. Other notable contributors included the consumer staples (+13%), energy (+40%), industrials (+11%), and health care (+7%) sectors. In contrast, stocks in the real estate sector returned approximately -5% and detracted most. Turning to individual stocks, the biggest individual contributor was Li Ning (+115%), from the consumer durables & apparel category. United Microelectronics, within the semiconductors & semiconductor equipment segment, advanced roughly 94% and lifted the fund. In software & services, Wipro (+88%) and Tech Mahindra (+84%) helped. Another contributor was China Steel (+72%), a stock in the materials sector. In contrast, the biggest individual detractor was TAL Education Group (-92%), from the consumer services industry. In pharmaceuticals, biotechnology & life sciences, Hansoh Pharmacetical (-47%) and Sino Biopharmaceutical (-26%) hurt. Kingdee International Software Group, within the software & services group, returned roughly -30% and hindered the fund. Another detractor was NCSoft (-29%), a stock in the media & entertainment industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Taiwan	19.7%
India	15.8%
Cayman Islands	11.7%
China	8.8%
Korea (South)	8.8%
Saudi Arabia	7.6%
Malaysia	4.3%
Thailand	2.9%
Indonesia	2.7%
Other*	17.7%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Tech Mahindra Ltd. (India, IT Services)	1.7
PetroChina Co. Ltd. (H Shares) (China, Oil, Gas & Consumable Fuels)	1.7
National Bank of Kuwait (Kuwait, Banks)	1.6
Wipro Ltd. (India, IT Services)	1.6
HCL Technologies Ltd. (India, IT Services)	1.6
Emirates Telecommunications Corp. (United Arab Emirates, Diversified Telecommunication Services)	1.6
Saudi Basic Industries Corp. (Saudi Arabia, Chemicals)	1.5
Power Grid Corp. of India Ltd. (India, Electric Utilities)	1.5
Hindustan Unilever Ltd. (India, Household Products)	1.5
Infosys Ltd. (India, IT Services)	1.5
15.8

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	21.5
Information Technology	17.3
Consumer Discretionary	12.7
Communication Services	12.0
Consumer Staples	9.6
Health Care	7.8
Utilities	6.5
Materials	5.7
Energy	3.2
Industrials	2.6

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Bailiwick of Jersey - 0.7%
WNS Holdings Ltd. sponsored ADR (a)	146,431	$13,004,537
Bermuda - 0.9%
China Gas Holdings Ltd.	338,600	846,881
China Resource Gas Group Ltd.	2,982,000	16,020,513

TOTAL BERMUDA		16,867,394

Brazil - 0.7%
Hypermarcas SA	136,300	677,660
Telefonica Brasil SA	1,528,200	12,325,678

TOTAL BRAZIL		13,003,338

Cayman Islands - 11.7%
Anta Sports Products Ltd.	1,168,400	18,260,708
Hansoh Pharmaceutical Group Co. Ltd. (b)	3,428,000	7,657,431
Hengan International Group Co. Ltd.	2,257,500	11,794,534
JD.com, Inc. sponsored ADR (a)	255,807	20,024,572
Kingdee International Software Group Co. Ltd. (a)	5,102,000	16,852,567
Li Ning Co. Ltd.	2,379,000	26,448,622
Shenzhou International Group Holdings Ltd.	1,146,600	24,702,582
Sino Biopharmaceutical Ltd.	16,209,000	11,999,722
Tencent Holdings Ltd.	270,200	16,436,210
Trip.com Group Ltd. ADR (a)	651,641	18,610,867
Want Want China Holdings Ltd.	20,077,000	15,559,965
ZTO Express, Inc. sponsored ADR	722,716	21,197,260

TOTAL CAYMAN ISLANDS		209,545,040

Chile - 0.6%
Banco de Chile	118,627,693	10,295,163
China - 8.8%
Bank of China Ltd. (H Shares)	67,041,000	23,725,930
Bank of Communications Co. Ltd. (H Shares)	41,195,000	24,514,215
CGN Power Co. Ltd. (H Shares) (b)	35,398,000	9,554,116
China Minsheng Banking Corp. Ltd. (H Shares) (c)	20,276,500	8,052,745
China Railway Group Ltd. (H Shares)	12,456,000	6,099,526
Dongfeng Motor Group Co. Ltd. (H Shares)	7,912,000	7,392,872
PetroChina Co. Ltd. (H Shares)	64,466,000	31,082,136
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	28,129,000	20,462,713
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	7,568,000	12,897,845
Sinopharm Group Co. Ltd. (H Shares)	2,238,000	5,338,639
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	1,761,800	8,446,133

TOTAL CHINA		157,566,870

Hong Kong - 2.7%
China Resources Beer Holdings Co. Ltd.	1,764,000	14,623,482
China Resources Power Holdings Co. Ltd.	5,731,000	14,805,360
Far East Horizon Ltd.	6,780,500	6,475,049
Guangdong Investment Ltd.	10,018,000	12,618,264

TOTAL HONG KONG		48,522,155

India - 15.8%
Apollo Hospitals Enterprise Ltd.	308,937	17,566,606
Cipla Ltd. (a)	1,188,711	14,353,184
Dr. Reddy's Laboratories Ltd.	382,969	23,798,459
HCL Technologies Ltd.	1,860,618	28,391,459
Hindustan Unilever Ltd.	836,081	26,694,246
Infosys Ltd.	1,192,631	26,663,406
Lupin Ltd.	772,599	9,512,796
Nestle India Ltd.	61,826	15,672,114
Power Grid Corp. of India Ltd.	10,996,553	27,148,451
Sun Pharmaceutical Industries Ltd.	656,486	6,962,929
Tata Consultancy Services Ltd.	585,166	26,525,886
Tech Mahindra Ltd.	1,581,689	31,185,369
Wipro Ltd.	3,284,232	28,411,987

TOTAL INDIA		282,886,892

Indonesia - 2.7%
PT Bank Central Asia Tbk	48,354,300	25,512,503
PT Telkom Indonesia Persero Tbk	86,264,100	23,057,161

TOTAL INDONESIA		48,569,664

Korea (South) - 8.8%
Coway Co. Ltd.	178,184	12,019,842
Db Insurance Co. Ltd.	144,342	7,297,829
Hankook Tire Co. Ltd.	255,379	9,002,054
Hanon Systems	516,733	6,368,528
Hyundai Mobis	82,336	17,707,276
Kangwon Land, Inc. (a)	364,741	8,634,363
Korea Electric Power Corp.	754,493	14,543,447
KT&G Corp.	367,459	25,392,437
NCSOFT Corp.	34,549	18,468,302
Samsung Electronics Co. Ltd.	135,890	8,094,460
Samsung Life Insurance Co. Ltd.	283,048	16,289,346
SK Hynix, Inc.	32,176	2,821,798
SK, Inc.	51,264	10,643,320

TOTAL KOREA (SOUTH)		157,283,002

Kuwait - 1.9%
Boubyan Bank KSC	1,845,949	4,788,629
National Bank of Kuwait	8,968,158	29,452,567

TOTAL KUWAIT		34,241,196

Malaysia - 4.3%
Dialog Group Bhd	10,501,900	7,177,101
DiGi.com Bhd	8,079,900	8,253,556
IHH Healthcare Bhd	8,524,400	13,462,829
Malayan Banking Bhd	4,064,662	7,901,601
Petronas Gas Bhd	1,455,000	5,881,840
PPB Group Bhd	1,750,300	7,684,244
Public Bank Bhd	20,968,300	21,115,144
Tenaga Nasional Bhd	2,675,600	6,241,559

TOTAL MALAYSIA		77,717,874

Mexico - 0.4%
Gruma S.A.B. de CV Series B	80,010	939,500
Kimberly-Clark de Mexico SA de CV Series A	3,624,700	5,734,237

TOTAL MEXICO		6,673,737

Philippines - 1.8%
Bank of the Philippine Islands (BPI)	5,243,650	9,026,636
BDO Unibank, Inc.	5,640,620	13,858,661
PLDT, Inc.	155,025	5,039,617
SM Prime Holdings, Inc.	5,276,000	3,457,446

TOTAL PHILIPPINES		31,382,360

Qatar - 2.2%
Qatar Islamic Bank (a)	2,212,325	11,192,262
Qatar National Bank SAQ (a)	3,424,600	19,281,598
The Commercial Bank of Qatar (a)	5,438,666	9,126,682

TOTAL QATAR		39,600,542

Russia - 0.9%
PhosAgro OJSC GDR (Reg. S)	403,195	9,644,424
PIK Group	413,883	6,867,548

TOTAL RUSSIA		16,511,972

Saudi Arabia - 7.6%
Advanced Polypropylene Co.	368,924	7,317,696
Alinma Bank	3,413,269	22,886,165
Almarai Co. Ltd.	627,400	8,848,399
Jarir Marketing Co.	189,356	10,237,915
Mouwasat Medical Services Co.	163,400	7,832,606
Sabic Agriculture-Nutrients Co.	377,480	16,504,498
Saudi Basic Industries Corp.	796,481	27,392,372
Saudi Electricity Co.	1,703,892	12,946,472
Saudi Telecom Co.	723,436	22,565,787

TOTAL SAUDI ARABIA		136,531,910

South Africa - 0.5%
Bid Corp. Ltd. (c)	373,362	8,013,290
Taiwan - 19.7%
ASUSTeK Computer, Inc.	1,826,000	23,148,788
Chang Hwa Commercial Bank	18,918,007	11,142,227
Chicony Electronics Co. Ltd.	2,307,000	6,578,409
China Steel Corp.	18,323,000	22,109,995
Chunghwa Telecom Co. Ltd.	6,253,000	24,780,963
Compal Electronics, Inc.	13,655,000	11,990,115
Far EasTone Telecommunications Co. Ltd.	5,551,000	12,200,438
Formosa Petrochemical Corp.	5,416,000	19,450,530
Formosa Plastics Corp.	5,454,000	21,056,024
Inventec Corp.	11,116,000	10,599,023
Mega Financial Holding Co. Ltd.	17,498,000	20,988,802
Novatek Microelectronics Corp.	920,000	13,728,138
Pou Chen Corp.	8,171,000	10,006,504
President Chain Store Corp.	1,152,000	11,625,498
Quanta Computer, Inc.	8,072,000	22,611,456
Synnex Technology International Corp.	4,708,000	9,096,441
Taiwan Cooperative Financial Holding Co. Ltd.	21,986,995	17,845,433
Taiwan Mobile Co. Ltd.	5,744,000	20,236,538
The Shanghai Commercial & Savings Bank Ltd.	9,328,000	14,739,881
Uni-President Enterprises Corp.	7,704,000	18,426,518
United Microelectronics Corp.	10,013,000	20,759,493
WPG Holding Co. Ltd.	4,914,000	9,159,152

TOTAL TAIWAN		352,280,366

Thailand - 2.9%
Advanced Info Service PCL	255,300	1,454,241
Advanced Info Service PCL (For. Reg.)	3,265,100	18,598,671
Advanced Information Service PCL NVDR	244,700	1,393,861
Bangkok Bank PCL:
(For. Reg.)	1,473,600	5,440,506
NVDR	90,000	332,278
Bangkok Dusit Medical Services PCL:
unit	818,800	579,922
(For. Reg.)	12,617,300	8,936,304
BTS Group Holdings PCL:
warrants 11/7/24 (a)	1,934,530	19,359
warrants 11/20/26 (a)	3,869,060	18,824
Kasikornbank PCL	116,400	494,647
Kasikornbank PCL:
NVDR	188,200	799,765
(For. Reg.)	3,404,200	14,466,311

TOTAL THAILAND		52,534,689

United Arab Emirates - 2.2%
Abu Dhabi National Oil Co. for Distribution PJSC	5,220,739	6,083,270
Emirates Telecommunications Corp.	4,063,344	28,319,455
First Abu Dhabi Bank PJSC	1,197,645	5,810,281

TOTAL UNITED ARAB EMIRATES		40,213,006

United States of America - 1.3%
Yum China Holdings, Inc.	418,308	23,877,021
TOTAL COMMON STOCKS
(Cost $1,523,308,795)		1,777,122,018

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.06% (d)	20,120,992	20,125,016
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	20,998,809	21,000,909
TOTAL MONEY MARKET FUNDS
(Cost $41,125,925)		41,125,925
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $1,564,434,720)		1,818,247,943
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(25,825,056)
NET ASSETS - 100%		$1,792,422,887

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	236	Dec. 2021	$14,891,600	$(56,181)	$(56,181)

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $37,674,260 or 2.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$13,919,486	$251,838,461	$245,632,799	$9,549	$(132)	$--	$20,125,016	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	63,919,957	42,919,048	6,519	--	--	21,000,909	0.1%
Total	$13,919,486	$315,758,418	$288,551,847	$16,068	$(132)	$--	$41,125,925

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$213,130,478	$130,387,842	$82,742,636	$--
Consumer Discretionary	226,244,544	147,809,899	78,434,645	--
Consumer Staples	171,008,464	145,616,027	25,392,437	--
Energy	57,709,767	26,627,631	31,082,136	--
Financials	383,315,569	336,002,464	47,313,105	--
Health Care	141,576,932	117,778,473	23,798,459	--
Industrials	46,424,422	35,742,919	10,681,503	--
Information Technology	309,622,484	222,871,340	86,751,144	--
Materials	104,025,009	104,025,009	--	--
Real Estate	3,457,446	3,457,446	--	--
Utilities	120,606,903	106,063,456	14,543,447	--
Money Market Funds	41,125,925	41,125,925	--	--
Total Investments in Securities:	$1,818,247,943	$1,417,508,431	$400,739,512	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(56,181)	$(56,181)	$--	$--
Total Liabilities	$(56,181)	$(56,181)	$--	$--
Total Derivative Instruments:	$(56,181)	$(56,181)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(56,181)
Total Equity Risk	0	(56,181)
Total Value of Derivatives	$0	$(56,181)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $12,756,626) — See accompanying schedule: Unaffiliated issuers (cost $1,523,308,795)	$1,777,122,018
Fidelity Central Funds (cost $41,125,925)	41,125,925
Total Investment in Securities (cost $1,564,434,720)		$1,818,247,943
Segregated cash with brokers for derivative instruments		813,727
Foreign currency held at value (cost $7,924,634)		7,892,038
Receivable for fund shares sold		495,603
Dividends receivable		1,050,929
Distributions receivable from Fidelity Central Funds		5,649
Prepaid expenses		2,220
Other receivables		2
Total assets		1,828,508,111
Liabilities
Payable for investments purchased	$1,756,703
Payable for fund shares redeemed	316,113
Accrued management fee	221,300
Payable for daily variation margin on futures contracts	202,432
Deferred foreign taxes	12,587,767
Collateral on securities loaned	21,000,909
Total liabilities		36,085,224
Net Assets		$1,792,422,887
Net Assets consist of:
Paid in capital		$1,553,453,678
Total accumulated earnings (loss)		238,969,209
Net Assets		$1,792,422,887
Net Asset Value, offering price and redemption price per share ($1,792,422,887 ÷ 156,717,721 shares)		$11.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$47,987,117
Interest		1,287
Income from Fidelity Central Funds (including $6,519 from security lending)		16,068
Income before foreign taxes withheld		48,004,472
Less foreign taxes withheld		(5,992,234)
Total income		42,012,238
Expenses
Management fee	$2,356,323
Custodian fees and expenses	1,146,401
Independent trustees' fees and expenses	4,539
Registration fees	88,344
Audit	78,582
Legal	2,056
Interest	4,471
Miscellaneous	5,987
Total expenses		3,686,703
Net investment income (loss)		38,325,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,204,516)	9,734,393
Fidelity Central Funds	(132)
Foreign currency transactions	90,228
Futures contracts	3,309,192
Total net realized gain (loss)		13,133,681
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $6,346,847)	248,862,299
Assets and liabilities in foreign currencies	(35,877)
Futures contracts	(292,021)
Total change in net unrealized appreciation (depreciation)		248,534,401
Net gain (loss)		261,668,082
Net increase (decrease) in net assets resulting from operations		$299,993,617

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,325,535	$22,589,518
Net realized gain (loss)	13,133,681	(32,696,403)
Change in net unrealized appreciation (depreciation)	248,534,401	(10,848,265)
Net increase (decrease) in net assets resulting from operations	299,993,617	(20,955,150)
Distributions to shareholders	(24,528,630)	(12,652,850)
Share transactions
Proceeds from sales of shares	431,880,407	741,990,113
Reinvestment of distributions	24,269,809	12,534,179
Cost of shares redeemed	(198,597,781)	(105,595,880)
Net increase (decrease) in net assets resulting from share transactions	257,552,435	648,928,412
Total increase (decrease) in net assets	533,017,422	615,320,412
Net Assets
Beginning of period	1,259,405,465	644,085,053
End of period	$1,792,422,887	$1,259,405,465
Other Information
Shares
Sold	38,702,331	81,020,918
Issued in reinvestment of distributions	2,367,786	1,273,799
Redeemed	(18,195,718)	(12,170,642)
Net increase (decrease)	22,874,399	70,124,075

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Emerging Markets Low Volatility Index Fund

Years ended October 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$9.41	$10.11	$10.00
Income from Investment Operations
Net investment income (loss)B	.27	.24	.22
Net realized and unrealized gain (loss)	1.95	(.75)	(.11)
Total from investment operations	2.22	(.51)	.11
Distributions from net investment income	(.19)	(.19)	–
Total distributions	(.19)	(.19)	–
Net asset value, end of period	$11.44	$9.41	$10.11
Total ReturnC,D	23.79%	(5.10)%	1.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.23%	.24%	.35%G
Expenses net of fee waivers, if any	.23%	.24%	.26%G
Expenses net of all reductions	.23%	.24%	.26%G
Net investment income (loss)	2.44%	2.59%	2.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,792,423	$1,259,405	$644,085
Portfolio turnover rateH	28%	30%	75%

 A For the period January 30, 2019 (commencement of operations) through October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI International Low Volatility Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® SAI International Low Volatility Index Fund	22.69%	6.68%	4.96%

 A From May 29, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Low Volatility Index Fund on May 29, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Low Volatility Focus Index℠, the Fidelity SAI International Low Volatility Index Fund Linked Index, and the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$13,643	Fidelity® SAI International Low Volatility Index Fund
$13,792	Fidelity International Low Volatility Focus Index℠
$13,908	Fidelity SAI International Low Volatility Index Fund Linked Index
$14,808	MSCI ACWI (All Country World Index) ex USA Index

Fidelity® SAI International Low Volatility Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 22.69%, roughly in line with the 22.88% advance of the benchmark Fidelity International Low Volatility Focus Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, the U.K., Asia Pacific ex Japan, and Europe ex U.K. notably contributed. By sector, consumer staples gained 32% and helped most, followed by financials, which gained 32%. Industrials advanced roughly 18% and was additive. The consumer discretionary sector rose roughly 33%, communication services gained about 22%, and real estate advanced 25%. Other notable contributors included the information technology (+45%), health care (+15%), utilities (+5%), and materials (+7%) sectors. Conversely, the top individual contributor was EssilorLuxottica (+69%), from the consumer durables & apparel segment. In food, beverage & tobacco, Diageo (+57%) was helpful. RELX (+60%), from the commercial & professional services category, also contributed. Fujifilm Holdings, within the technology hardware & equipment industry, rose roughly 54% and L'Oreal, within the household & personal products group, gained 42% and boosted the fund. Conversely, the biggest individual detractor was Secom (-18%), from the commercial & professional services industry. Christian Hansen Holding, within the materials sector, returned about -20% and hindered the fund. In transportation, Nagoya Railroad (-38%) and Kintetsu (-21%) hurt. Another detractor was Tokyo Gas (-21%), a stock in the utilities sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI International Low Volatility Index Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	29.2%
Switzerland	14.5%
United Kingdom	10.4%
France	8.1%
Germany	7.9%
Hong Kong	6.4%
Netherlands	5.2%
Denmark	4.0%
Australia	2.2%
Other*	12.1%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Sanofi SA (France, Pharmaceuticals)	2.0
Diageo PLC (United Kingdom, Beverages)	2.0
Nestle SA (Reg. S) (Switzerland, Food Products)	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0
L'Oreal SA (France, Personal Products)	2.0
EssilorLuxottica SA (France, Textiles, Apparel & Luxury Goods)	1.9
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	1.9
Novartis AG (Switzerland, Pharmaceuticals)	1.8
FUJIFILM Holdings Corp. (Japan, Technology Hardware, Storage & Peripherals)	1.8
Prosus NV (Netherlands, Internet & Direct Marketing Retail)	1.8
19.2

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	14.9
Consumer Staples	14.8
Health Care	14.0
Financials	13.4
Communication Services	9.3
Consumer Discretionary	8.2
Utilities	7.9
Real Estate	7.9
Information Technology	4.9
Materials	3.7

Fidelity® SAI International Low Volatility Index Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Australia - 2.2%
ASX Ltd.	935,471	$58,421,843
Sonic Healthcare Ltd.	2,308,840	69,525,100
Wesfarmers Ltd.	45,319	1,951,722

TOTAL AUSTRALIA		129,898,665

Bailiwick of Jersey - 1.8%
Experian PLC	2,293,639	105,060,979
Belgium - 1.2%
Cofinimmo SA	45,339	7,311,458
Colruyt NV	302,820	14,856,543
Elia System Operator SA/NV	162,547	18,959,547
Warehouses de Pauw	657,323	29,938,696

TOTAL BELGIUM		71,066,244

Bermuda - 1.3%
CK Infrastructure Holdings Ltd.	813,500	4,903,689
Jardine Matheson Holdings Ltd.	1,262,576	73,141,028

TOTAL BERMUDA		78,044,717

Cayman Islands - 0.0%
China Huishan Dairy Holdings Co. Ltd. (a)(b)	5,145,000	7
Denmark - 4.0%
Chr. Hansen Holding A/S	498,058	39,627,925
Coloplast A/S Series B	515,152	83,977,381
Novo Nordisk A/S Series B	701,874	76,963,933
Tryg A/S	1,490,712	35,339,257

TOTAL DENMARK		235,908,496

Finland - 1.1%
Elisa Corp. (A Shares)	725,629	43,769,999
Kesko Oyj	653,193	21,210,509

TOTAL FINLAND		64,980,508

France - 8.1%
EssilorLuxottica SA	551,983	114,154,721
Hermes International SCA	13,078	20,719,449
L'Oreal SA	253,666	116,040,724
Orange SA	7,485,981	81,634,283
Orpea	265,770	27,712,157
Sanofi SA	1,187,435	119,270,938
Thales SA	12,826	1,181,107

TOTAL FRANCE		480,713,379

Germany - 7.9%
Beiersdorf AG	474,999	50,462,184
Deutsche Borse AG	497,984	82,666,141
Deutsche Telekom AG	5,359,532	99,672,054
Hannover Reuck SE	270,555	49,416,330
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	338,039	100,116,064
Symrise AG	621,902	85,946,732

TOTAL GERMANY		468,279,505

Hong Kong - 6.4%
CLP Holdings Ltd.	7,848,500	76,844,034
Hang Seng Bank Ltd.	3,483,400	66,260,934
Hong Kong & China Gas Co. Ltd.	54,326,015	84,397,207
Link (REIT)	7,776,557	68,965,032
MTR Corp. Ltd.	7,493,871	40,838,009
Power Assets Holdings Ltd.	6,617,000	40,354,302

TOTAL HONG KONG		377,659,518

Ireland - 0.3%
Kerry Group PLC Class A	142,321	19,101,129
Israel - 1.0%
Bank Hapoalim BM (Reg.)	4,700,918	46,201,763
Mizrahi Tefahot Bank Ltd.	421,999	15,323,111

TOTAL ISRAEL		61,524,874

Italy - 0.5%
Recordati SpA	488,044	30,533,360
Japan - 29.2%
Advance Residence Investment Corp.	6,721	22,089,956
Ajinomoto Co., Inc.	2,659,800	79,636,231
Ana Holdings, Inc. (a)	610,400	14,222,952
Canon, Inc.	1,787,300	40,642,082
Central Japan Railway Co.	516,680	76,644,645
Chubu Electric Power Co., Inc.	3,506,800	36,299,371
Daito Trust Construction Co. Ltd.	333,500	41,348,699
Daiwa House REIT Investment Corp.	9,645	27,677,623
FUJIFILM Holdings Corp.	1,370,510	105,909,478
GLP J-REIT	432	704,653
Hankyu Hanshin Holdings, Inc.	1,232,940	38,228,025
Industrial & Infrastructure Fund Investment Corp.	10,002	18,339,153
Japan Post Holdings Co. Ltd.	4,294,100	32,995,459
Japan Prime Realty Investment Corp.	4,627	16,971,412
Japan Real Estate Investment Corp.	6,697	41,047,494
Kansai Electric Power Co., Inc.	2,418,500	22,267,401
KDDI Corp.	818,600	25,032,794
Kintetsu Group Holdings Co. Ltd. (a)	922,900	29,051,071
Kyushu Railway Co.	759,700	17,005,567
Nagoya Railroad Co. Ltd. (a)	954,200	15,765,969
Nippon Building Fund, Inc.	7,997	51,956,073
Nippon Prologis REIT, Inc.	12,463	41,626,846
Nippon Telegraph & Telephone Corp.	3,732,996	104,594,606
NTT Data Corp.	2,950,400	59,187,463
Odakyu Electric Railway Co. Ltd.	1,597,910	34,641,752
Oriental Land Co. Ltd.	591,600	93,437,163
ORIX JREIT, Inc.	4,915	8,154,503
Osaka Gas Co. Ltd.	2,027,860	32,685,019
Otsuka Holdings Co. Ltd.	867,760	34,319,285
Pan Pacific International Holdings Ltd.	755,500	15,863,155
Secom Co. Ltd.	1,042,870	71,095,019
Sekisui House Ltd.	1,100,000	22,869,861
Seven & i Holdings Co. Ltd.	2,232,700	93,739,411
SHIMANO, Inc.	359,400	100,277,493
SoftBank Corp.	7,112,500	97,083,331
Sohgo Security Services Co., Ltd.	419,800	17,960,599
Suntory Beverage & Food Ltd.	169,500	6,577,012
Tobu Railway Co. Ltd.	1,016,800	25,315,924
Tohoku Electric Power Co., Inc.	2,448,500	15,886,199
Tokyo Gas Co. Ltd.	1,871,000	32,467,350
Toyo Suisan Kaisha Ltd.	493,780	21,276,536
Trend Micro, Inc.	680,400	38,456,474
Yamada Holdings Co. Ltd.	3,780,300	14,445,663

TOTAL JAPAN		1,735,796,772

Netherlands - 5.2%
ASML Holding NV (Netherlands)	23,013	18,707,274
Koninklijke Ahold Delhaize NV	2,934,197	95,415,040
Prosus NV	1,193,356	105,133,184
Prosus NV rights (a)(c)	1,193,356	193,133
Wolters Kluwer NV	876,508	91,840,368

TOTAL NETHERLANDS		311,288,999

Singapore - 1.5%
Ascendas Real Estate Investment Trust	2,272,965	5,208,351
CapitaMall Trust	15,599,500	24,871,283
Singapore Exchange Ltd.	4,002,400	28,730,613
Singapore Telecommunications Ltd.	14,813,750	27,463,385

TOTAL SINGAPORE		86,273,632

Spain - 0.5%
Grifols SA	1,425,523	32,620,271
Sweden - 1.9%
ICA Gruppen AB	445,329	23,023,530
Industrivarden AB (A Shares)	116,507	3,841,963
Svenska Handelsbanken AB (A Shares)	7,572,978	86,804,049

TOTAL SWEDEN		113,669,542

Switzerland - 14.5%
Baloise Holdings AG	119,876	19,115,221
Galenica AG (d)	242,187	17,722,290
Givaudan SA	20,391	95,964,197
Helvetia Holding AG (Reg.)	168,520	20,061,905
Lindt & Spruengli AG	424	50,892,966
Nestle SA (Reg. S)	890,249	117,430,277
Novartis AG	1,303,429	107,810,179
PSP Swiss Property AG	203,555	25,433,259
Roche Holding AG (participation certificate)	303,036	117,394,387
SGS SA (Reg.)	21,858	64,647,733
Swiss Prime Site AG	365,585	37,133,470
Swiss Re Ltd.	880,458	85,237,874
Swisscom AG	123,525	67,239,908
Tecan Group AG	58,146	35,563,303

TOTAL SWITZERLAND		861,646,969

United Kingdom - 10.4%
Admiral Group PLC	1,251,963	49,173,833
Bunzl PLC	1,624,808	60,082,509
Diageo PLC	2,385,833	118,699,221
Direct Line Insurance Group PLC	6,534,216	26,147,581
GlaxoSmithKline PLC	306,540	6,364,025
Halma PLC	696,870	28,248,636
National Grid PLC	8,132,636	104,126,690
Pearson PLC	1,060,149	8,723,565
RELX PLC (London Stock Exchange)	3,626,257	112,355,845
Smith & Nephew PLC	3,962,436	68,431,563
Unilever PLC	677,117	36,254,116

TOTAL UNITED KINGDOM		618,607,584

TOTAL COMMON STOCKS
(Cost $5,272,205,115)		5,882,675,150

Money Market Funds - 0.4%
Fidelity Cash Central Fund 0.06% (e)	22,535,161	22,539,668
TOTAL MONEY MARKET FUNDS
(Cost $22,539,668)		22,539,668
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $5,294,744,783)		5,905,214,818
NET OTHER ASSETS (LIABILITIES) - 0.6%		33,522,839
NET ASSETS - 100%		$5,938,737,657

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	481	Dec. 2021	$56,267,380	$1,397,056	$1,397,056

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,722,290 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$62,340,677	$710,647,626	$750,446,821	$18,587	$(1,814)	$--	$22,539,668	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	17,444,744	358,998,415	376,443,159	177,860	--	--	--	0.0%
Total	$79,785,421	$1,069,646,041	$1,126,889,980	$196,447	$(1,814)	$--	$22,539,668

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$555,213,925	$138,473,292	$416,740,633	$--
Consumer Discretionary	489,045,544	241,959,076	247,086,468	--
Consumer Staples	864,615,436	274,961,901	589,653,528	7
Financials	805,853,941	686,054,433	119,799,508	--
Health Care	828,208,172	297,653,862	530,554,310	--
Industrials	889,079,101	549,147,578	339,931,523	--
Information Technology	291,151,407	28,248,636	262,902,771	--
Materials	221,538,854	221,538,854	--	--
Real Estate	468,777,961	198,861,549	269,916,412	--
Utilities	469,190,809	64,217,538	404,973,271	--
Money Market Funds	22,539,668	22,539,668	--	--
Total Investments in Securities:	$5,905,214,818	$2,723,656,387	$3,181,558,424	$7
Derivative Instruments:
Assets
Futures Contracts	$1,397,056	$1,397,056	$--	$--
Total Assets	$1,397,056	$1,397,056	$--	$--
Total Derivative Instruments:	$1,397,056	$1,397,056	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,397,056	$0
Total Equity Risk	1,397,056	0
Total Value of Derivatives	$1,397,056	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI International Low Volatility Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,272,205,115)	$5,882,675,150
Fidelity Central Funds (cost $22,539,668)	22,539,668
Total Investment in Securities (cost $5,294,744,783)		$5,905,214,818
Segregated cash with brokers for derivative instruments		2,853,789
Foreign currency held at value (cost $6,083,304)		6,086,493
Receivable for fund shares sold		3,653,757
Dividends receivable		12,725,312
Reclaims receivable		14,918,956
Distributions receivable from Fidelity Central Funds		1,803
Prepaid expenses		7,254
Total assets		5,945,462,182
Liabilities
Payable for investments purchased
Regular delivery	$2,770,854
Delayed delivery	193,133
Payable for fund shares redeemed	2,333,998
Accrued management fee	723,114
Payable for daily variation margin on futures contracts	327,726
Other payables and accrued expenses	375,700
Total liabilities		6,724,525
Net Assets		$5,938,737,657
Net Assets consist of:
Paid in capital		$5,277,008,292
Total accumulated earnings (loss)		661,729,365
Net Assets		$5,938,737,657
Net Asset Value, offering price and redemption price per share ($5,938,737,657 ÷ 508,737,137 shares)		$11.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$153,969,705
Interest		828
Income from Fidelity Central Funds (including $177,860 from security lending)		196,447
Income before foreign taxes withheld		154,166,980
Less foreign taxes withheld		(16,788,073)
Total income		137,378,907
Expenses
Management fee	$8,116,556
Custodian fees and expenses	527,325
Independent trustees' fees and expenses	15,977
Registration fees	222,236
Audit	59,018
Legal	7,689
Interest	11,063
Miscellaneous	21,387
Total expenses		8,981,251
Net investment income (loss)		128,397,656
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,918,189)
Fidelity Central Funds	(1,814)
Foreign currency transactions	848,276
Futures contracts	18,239,706
Total net realized gain (loss)		14,167,979
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	888,569,423
Assets and liabilities in foreign currencies	(441,401)
Futures contracts	4,806,581
Total change in net unrealized appreciation (depreciation)		892,934,603
Net gain (loss)		907,102,582
Net increase (decrease) in net assets resulting from operations		$1,035,500,238

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$128,397,656	$84,804,558
Net realized gain (loss)	14,167,979	(62,676,577)
Change in net unrealized appreciation (depreciation)	892,934,603	(452,493,923)
Net increase (decrease) in net assets resulting from operations	1,035,500,238	(430,365,942)
Distributions to shareholders	(67,692,252)	(156,889,665)
Share transactions
Proceeds from sales of shares	1,656,234,854	3,095,884,670
Reinvestment of distributions	65,190,425	154,116,638
Cost of shares redeemed	(1,354,456,288)	(606,840,908)
Net increase (decrease) in net assets resulting from share transactions	366,968,991	2,643,160,400
Total increase (decrease) in net assets	1,334,776,977	2,055,904,793
Net Assets
Beginning of period	4,603,960,680	2,548,055,887
End of period	$5,938,737,657	$4,603,960,680
Other Information
Shares
Sold	147,014,322	304,635,592
Issued in reinvestment of distributions	6,126,920	14,100,333
Redeemed	(121,900,067)	(62,012,450)
Net increase (decrease)	31,241,175	256,723,475

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Low Volatility Index Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.64	$11.54	$10.49	$10.83	$9.76
Income from Investment Operations
Net investment income (loss)A	.27	.24	.28	.27	.29
Net realized and unrealized gain (loss)	1.90	(1.46)	1.04	(.42)	1.04
Total from investment operations	2.17	(1.22)	1.32	(.15)	1.33
Distributions from net investment income	(.14)	(.22)	(.24)	(.19)	(.22)
Distributions from net realized gain	–	(.46)	(.03)	–	(.05)
Total distributions	(.14)	(.68)	(.27)	(.19)	(.26)B
Net asset value, end of period	$11.67	$9.64	$11.54	$10.49	$10.83
Total ReturnC	22.69%	(11.31)%	12.89%	(1.47)%	14.15%
Ratios to Average Net AssetsD,E
Expenses before reductions	.17%	.18%	.25%	.30%	.31%
Expenses net of fee waivers, if any	.17%	.18%	.20%	.20%	.20%
Expenses net of all reductions	.17%	.18%	.20%	.20%	.20%
Net investment income (loss)	2.37%	2.39%	2.59%	2.49%	2.86%
Supplemental Data
Net assets, end of period (000 omitted)	$5,938,738	$4,603,961	$2,548,056	$1,536,470	$1,814,457
Portfolio turnover rateF	26%	20%	93%	43%	25%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI U.S. Low Volatility Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® SAI U.S. Low Volatility Index Fund	31.25%	15.27%	13.37%

 A From May 29, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Low Volatility Index Fund on May 29, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Low Volatility Focus Index℠, the Fidelity SAI U.S. Low Volatility Index Fund Linked Index, and the S&P 500 Index performed over the same period.

Period Ending Values
$22,369	Fidelity® SAI U.S. Low Volatility Index Fund
$22,241	Fidelity U.S. Low Volatility Focus Index℠
$22,550	Fidelity SAI U.S. Low Volatility Index Fund Linked Index
$24,735	S&P 500 Index

Fidelity® SAI U.S. Low Volatility Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 42.91% for the 12 months ending October 31, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained 111% to lead by a wide margin, followed by financials (+72%), whereas the defensive utilities (+11%) and consumer staples (+19%) groups notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 31.25%, roughly in line with the 31.28% advance of the Fidelity U.S. Low Volatility Focus Index. By sector, information technology gained roughly 43% and contributed most, driven by the software & services industry (+48%), followed by health care, which gained 42%, and financials, which advanced 46%. The consumer discretionary sector rose approximately 26%, real estate gained 38%, and industrials advanced about 22%. Other notable contributors included the communication services (+16%), materials (+27%), consumer staples (+7%), utilities (+5%), and energy (+35%) sectors. Turning to individual stocks, the top contributor was Microsoft (+65%), from the software & services segment, followed by Eli Lilly (+99%), within the pharmaceuticals, biotechnology & life sciences industry. In health care equipment & services, UnitedHealth Group advanced 53% and Accenture (+67%) from the software & services category also helped. Apple, within the technology hardware & equipment group, rose about 39% and boosted the fund. In contrast, the biggest individual detractor was Activision Blizzard (-17%), from the media & entertainment industry, followed by Verizon Communications (-3%), which is in the telecommunication services segment. Within household & personal products, Clorox returned -19% and hurt. Other detractors were MarketAxess Holdings (-23%), a stock in the diversified financials category, and Kinder Morgan (-6%), from the energy sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI U.S. Low Volatility Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Microsoft Corp.	8.0
Apple, Inc.	3.4
UnitedHealth Group, Inc.	3.1
Johnson & Johnson	2.7
Accenture PLC Class A	2.6
Visa, Inc. Class A	2.5
Merck & Co., Inc.	2.5
Procter & Gamble Co.	2.5
Verizon Communications, Inc.	2.4
Eli Lilly & Co.	2.3
32.0

Top Five Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	26.6
Health Care	15.4
Financials	11.1
Consumer Discretionary	9.5
Communication Services	8.3

Asset Allocation (% of fund's net assets)

As of October 31, 2021*
Stocks and Equity Futures	100.1%
Short-Term Investments and Net Other Assets (Liabilities)	(0.1)%

 * Foreign investments - 9.6%

Fidelity® SAI U.S. Low Volatility Index Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 8.3%
Diversified Telecommunication Services - 4.2%
AT&T, Inc.	5,783,467	$146,090,376
Verizon Communications, Inc.	3,509,284	185,956,959
		332,047,335
Entertainment - 0.8%
Activision Blizzard, Inc.	693,537	54,227,658
Take-Two Interactive Software, Inc. (a)	45,796	8,289,076
		62,516,734
Interactive Media & Services - 1.9%
Alphabet, Inc. Class A (a)	48,558	143,776,353
Meta Platforms, Inc. Class A (a)	5,669	1,834,318
		145,610,671
Media - 0.6%
Cable One, Inc. (b)	4,848	8,295,946
Comcast Corp. Class A	188,503	9,694,709
Interpublic Group of Companies, Inc.	348,521	12,745,413
Omnicom Group, Inc.	191,973	13,069,522
		43,805,590
Wireless Telecommunication Services - 0.8%
T-Mobile U.S., Inc. (a)	523,063	60,167,937

TOTAL COMMUNICATION SERVICES		644,148,267

CONSUMER DISCRETIONARY - 9.5%
Distributors - 0.2%
Pool Corp.	35,819	18,452,516
Diversified Consumer Services - 0.1%
Service Corp. International	150,077	10,278,774
Hotels, Restaurants & Leisure - 4.2%
Domino's Pizza, Inc.	34,656	16,945,744
McDonald's Corp.	666,008	163,538,264
Starbucks Corp.	1,048,776	111,243,670
Yum! Brands, Inc.	265,896	33,221,046
		324,948,724
Internet & Direct Marketing Retail - 1.4%
Amazon.com, Inc. (a)	31,147	105,041,077
Multiline Retail - 0.6%
Dollar General Corp.	210,828	46,702,619
Specialty Retail - 0.7%
AutoZone, Inc. (a)	19,297	34,442,057
TJX Companies, Inc.	341,239	22,347,742
		56,789,799
Textiles, Apparel & Luxury Goods - 2.3%
NIKE, Inc. Class B	1,078,677	180,451,875

TOTAL CONSUMER DISCRETIONARY		742,665,384

CONSUMER STAPLES - 7.3%
Beverages - 0.9%
PepsiCo, Inc.	430,197	69,519,835
Food & Staples Retailing - 2.1%
Walmart, Inc.	1,112,119	166,172,821
Food Products - 0.7%
Hormel Foods Corp. (b)	251,595	10,647,500
McCormick & Co., Inc. (non-vtg.)	222,226	17,829,192
The Hershey Co.	130,656	22,910,530
		51,387,222
Household Products - 3.6%
Church & Dwight Co., Inc.	218,898	19,122,929
Colgate-Palmolive Co.	82,215	6,263,961
Kimberly-Clark Corp.	301,179	38,999,669
Procter & Gamble Co.	1,376,491	196,824,448
The Clorox Co.	111,010	18,095,740
		279,306,747

TOTAL CONSUMER STAPLES		566,386,625

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Coterra Energy, Inc.	356,725	7,605,377
Kinder Morgan, Inc.	1,224,060	20,503,005
		28,108,382
FINANCIALS - 11.1%
Banks - 1.0%
Commerce Bancshares, Inc. (b)	94,015	6,628,998
U.S. Bancorp	1,209,965	73,045,587
		79,674,585
Capital Markets - 4.0%
Cboe Global Markets, Inc.	95,224	12,563,855
CME Group, Inc.	320,514	70,689,363
FactSet Research Systems, Inc.	33,785	14,996,824
Houlihan Lokey	45,880	5,142,230
Intercontinental Exchange, Inc.	502,304	69,549,012
MarketAxess Holdings, Inc.	33,902	13,854,730
NASDAQ, Inc.	102,524	21,516,712
S&P Global, Inc.	215,019	101,953,409
		310,266,135
Insurance - 6.1%
AFLAC, Inc.	564,181	30,279,594
Allstate Corp.	267,179	33,042,027
Aon PLC	201,404	64,433,168
Arch Capital Group Ltd. (a)	360,256	15,065,906
Arthur J. Gallagher & Co.	182,875	30,662,651
Assurant, Inc.	54,060	8,720,419
Brown & Brown, Inc.	208,801	13,177,431
Chubb Ltd.	401,378	78,421,234
Erie Indemnity Co. Class A (b)	22,262	4,581,742
Marsh & McLennan Companies, Inc.	453,897	75,710,020
Progressive Corp.	522,286	49,554,496
Selective Insurance Group, Inc.	19,158	1,501,412
The Travelers Companies, Inc.	224,480	36,114,342
W.R. Berkley Corp.	125,076	9,956,050
Willis Towers Watson PLC	115,120	27,891,274
		479,111,766

TOTAL FINANCIALS		869,052,486

HEALTH CARE - 15.4%
Health Care Equipment & Supplies - 3.5%
Baxter International, Inc.	119,310	9,420,718
Danaher Corp.	200,927	62,643,011
Medtronic PLC	1,200,856	143,934,600
Neogen Corp. (a)(b)	95,861	4,055,879
ResMed, Inc.	129,884	34,147,802
STERIS PLC (b)	87,150	20,370,441
		274,572,451
Health Care Providers & Services - 3.2%
Chemed Corp.	14,236	6,865,311
UnitedHealth Group, Inc.	521,502	240,136,026
		247,001,337
Pharmaceuticals - 8.7%
Eli Lilly & Co.	709,457	180,741,265
Johnson & Johnson	1,303,248	212,273,034
Merck & Co., Inc.	2,260,023	198,995,025
Zoetis, Inc. Class A	423,760	91,616,912
		683,626,236

TOTAL HEALTH CARE		1,205,200,024

INDUSTRIALS - 7.4%
Aerospace & Defense - 2.0%
General Dynamics Corp.	2,249	455,985
L3Harris Technologies, Inc.	154,692	35,662,694
Lockheed Martin Corp.	218,305	72,547,118
Northrop Grumman Corp.	133,611	47,728,521
		156,394,318
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	118,701	11,512,810
Expeditors International of Washington, Inc.	150,741	18,580,336
		30,093,146
Building Products - 1.1%
Carrier Global Corp.	729,099	38,080,841
Lennox International, Inc.	30,684	9,183,108
Trane Technologies PLC	213,455	38,620,413
		85,884,362
Commercial Services & Supplies - 1.2%
Republic Services, Inc.	187,940	25,296,724
Rollins, Inc.	197,663	6,963,667
Tetra Tech, Inc. (b)	48,341	8,491,580
Waste Management, Inc.	346,633	55,541,006
		96,292,977
Industrial Conglomerates - 1.2%
3M Co.	517,397	92,448,496
Machinery - 0.7%
Graco, Inc.	151,231	11,369,547
Otis Worldwide Corp.	360,055	28,916,017
Toro Co. (b)	95,560	9,123,113
Watts Water Technologies, Inc. Class A	24,587	4,672,022
		54,080,699
Professional Services - 0.6%
Booz Allen Hamilton Holding Corp. Class A	120,860	10,497,900
Exponent, Inc.	46,523	5,340,840
FTI Consulting, Inc. (a)(b)	30,544	4,395,892
Verisk Analytics, Inc.	144,677	30,421,233
		50,655,865
Road & Rail - 0.1%
Landstar System, Inc.	34,282	6,027,118
Trading Companies & Distributors - 0.1%
Watsco, Inc.	29,377	8,506,992

TOTAL INDUSTRIALS		580,383,973

INFORMATION TECHNOLOGY - 26.6%
IT Services - 8.8%
Accenture PLC Class A	567,355	203,561,300
Akamai Technologies, Inc. (a)	145,481	15,342,426
Amdocs Ltd.	113,939	8,869,012
Automatic Data Processing, Inc.	379,802	85,261,751
Broadridge Financial Solutions, Inc.	103,650	18,492,197
Fiserv, Inc. (a)	531,604	52,357,678
Jack Henry & Associates, Inc.	66,302	11,037,957
MasterCard, Inc. Class A	102,884	34,519,640
Maximus, Inc.	54,868	4,640,187
Paychex, Inc.	286,263	35,290,503
VeriSign, Inc. (a)	88,457	19,696,720
Visa, Inc. Class A (b)	939,758	199,012,552
		688,081,923
Semiconductors & Semiconductor Equipment - 2.4%
Intel Corp.	3,563,546	174,613,754
Texas Instruments, Inc.	90,971	17,055,243
		191,668,997
Software - 12.0%
Black Knight, Inc. (a)	139,788	9,800,537
Check Point Software Technologies Ltd. (a)	95,397	11,409,481
Citrix Systems, Inc.	110,827	10,498,642
Dolby Laboratories, Inc. Class A	57,385	5,069,965
Intuit, Inc.	163,090	102,092,709
Microsoft Corp.	1,873,612	621,327,208
Oracle Corp.	1,621,455	155,562,393
Tyler Technologies, Inc. (a)	36,362	19,752,566
		935,513,501
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	1,758,508	263,424,498

TOTAL INFORMATION TECHNOLOGY		2,078,688,919

MATERIALS - 4.5%
Chemicals - 3.3%
Air Products & Chemicals, Inc.	197,537	59,223,568
Ecolab, Inc.	222,039	49,341,507
Linde PLC	464,319	148,210,625
		256,775,700
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	55,668	21,868,617
Vulcan Materials Co.	118,412	22,512,489
		44,381,106
Containers & Packaging - 0.6%
Aptargroup, Inc. (b)	58,655	7,084,351
Ball Corp.	292,988	26,802,542
Packaging Corp. of America	84,789	11,647,465
Sonoco Products Co.	89,804	5,204,142
		50,738,500

TOTAL MATERIALS		351,895,306

REAL ESTATE - 5.1%
Equity Real Estate Investment Trusts (REITs) - 5.1%
Agree Realty Corp.	60,825	4,322,225
American Tower Corp.	405,845	114,436,115
CoreSite Realty Corp.	38,367	5,465,763
Crown Castle International Corp.	385,757	69,551,987
CubeSmart	179,867	9,894,484
Digital Realty Trust, Inc.	11,162	1,761,475
Equinix, Inc.	79,956	66,928,769
Equity Lifestyle Properties, Inc.	151,337	12,789,490
Essex Property Trust, Inc.	58,016	19,721,379
Extra Space Storage, Inc.	119,361	23,558,281
Mid-America Apartment Communities, Inc.	102,187	20,867,607
Public Storage	135,876	45,135,290
Realty Income Corp.	96,400	6,885,852
		401,318,717
UTILITIES - 4.1%
Electric Utilities - 2.5%
Alliant Energy Corp.	223,178	12,625,179
Duke Energy Corp.	657,627	67,084,530
Evergy, Inc.	202,689	12,921,424
Eversource Energy	306,565	26,027,369
Hawaiian Electric Industries, Inc. (b)	97,451	3,952,613
IDACORP, Inc. (b)	45,088	4,703,580
NextEra Energy, Inc.	368,110	31,410,826
Pinnacle West Capital Corp.	100,613	6,488,532
Xcel Energy, Inc.	480,384	31,028,003
		196,242,056
Gas Utilities - 0.1%
Atmos Energy Corp.	112,490	10,362,579
Multi-Utilities - 1.1%
Ameren Corp.	228,097	19,226,296
CMS Energy Corp.	258,361	15,592,086
Consolidated Edison, Inc.	305,982	23,071,043
DTE Energy Co.	36,267	4,110,864
WEC Energy Group, Inc.	281,546	25,356,033
		87,356,322
Water Utilities - 0.4%
American Water Works Co., Inc.	161,973	28,212,457

TOTAL UTILITIES		322,173,414

TOTAL COMMON STOCKS
(Cost $5,658,885,134)		7,790,021,497

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.06% (c)	15,249,895	15,252,945
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	127,448,561	127,461,306
TOTAL MONEY MARKET FUNDS
(Cost $142,714,251)		142,714,251
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $5,801,599,385)		7,932,735,748
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(116,690,463)
NET ASSETS - 100%		$7,816,045,285

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	86	Dec. 2021	$19,767,100	$691,672	$691,672
CME E-mini S&P MidCap 400 Index Contracts (United States)	23	Dec. 2021	6,415,620	183,946	183,946
TOTAL FUTURES CONTRACTS					$875,618

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$23,941,566	$1,993,813,352	$2,002,506,016	$18,058	$4,043	$--	$15,252,945	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	2,427,085	1,127,137,800	1,002,103,579	78,821	--	--	127,461,306	0.3%
Total	$26,368,651	$3,120,951,152	$3,004,609,595	$96,879	$4,043	$--	$142,714,251

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$644,148,267	$644,148,267	$--	$--
Consumer Discretionary	742,665,384	742,665,384	--	--
Consumer Staples	566,386,625	566,386,625	--	--
Energy	28,108,382	28,108,382	--	--
Financials	869,052,486	869,052,486	--	--
Health Care	1,205,200,024	1,205,200,024	--	--
Industrials	580,383,973	580,383,973	--	--
Information Technology	2,078,688,919	2,078,688,919	--	--
Materials	351,895,306	351,895,306	--	--
Real Estate	401,318,717	401,318,717	--	--
Utilities	322,173,414	322,173,414	--	--
Money Market Funds	142,714,251	142,714,251	--	--
Total Investments in Securities:	$7,932,735,748	$7,932,735,748	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$875,618	$875,618	$--	$--
Total Assets	$875,618	$875,618	$--	$--
Total Derivative Instruments:	$875,618	$875,618	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$875,618	$0
Total Equity Risk	875,618	0
Total Value of Derivatives	$875,618	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI U.S. Low Volatility Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $125,589,970) — See accompanying schedule: Unaffiliated issuers (cost $5,658,885,134)	$7,790,021,497
Fidelity Central Funds (cost $142,714,251)	142,714,251
Total Investment in Securities (cost $5,801,599,385)		$7,932,735,748
Segregated cash with brokers for derivative instruments		1,192,000
Cash		10
Receivable for fund shares sold		3,674,798
Dividends receivable		9,090,941
Distributions receivable from Fidelity Central Funds		8,717
Receivable for daily variation margin on futures contracts		40,348
Prepaid expenses		10,743
Total assets		7,946,753,305
Liabilities
Payable for fund shares redeemed	$2,414,346
Accrued management fee	641,734
Other payables and accrued expenses	194,563
Collateral on securities loaned	127,457,377
Total liabilities		130,708,020
Net Assets		$7,816,045,285
Net Assets consist of:
Paid in capital		$5,462,799,794
Total accumulated earnings (loss)		2,353,245,491
Net Assets		$7,816,045,285
Net Asset Value, offering price and redemption price per share ($7,816,045,285 ÷ 405,742,457 shares)		$19.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$138,494,826
Interest		1,129
Income from Fidelity Central Funds (including $78,821 from security lending)		96,879
Total income		138,592,834
Expenses
Management fee	$7,411,306
Custodian fees and expenses	97,527
Independent trustees' fees and expenses	21,398
Registration fees	248,692
Audit	49,012
Legal	12,711
Interest	15,092
Miscellaneous	26,964
Total expenses before reductions	7,882,702
Expense reductions	(57)
Total expenses after reductions		7,882,645
Net investment income (loss)		130,710,189
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	216,003,140
Fidelity Central Funds	4,043
Futures contracts	6,758,107
Total net realized gain (loss)		222,765,290
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,520,412,701
Futures contracts	703,152
Total change in net unrealized appreciation (depreciation)		1,521,115,853
Net gain (loss)		1,743,881,143
Net increase (decrease) in net assets resulting from operations		$1,874,591,332

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$130,710,189	$87,394,658
Net realized gain (loss)	222,765,290	(65,686,287)
Change in net unrealized appreciation (depreciation)	1,521,115,853	100,530,998
Net increase (decrease) in net assets resulting from operations	1,874,591,332	122,239,369
Distributions to shareholders	(80,110,109)	(165,562,928)
Share transactions
Proceeds from sales of shares	3,501,165,873	3,206,742,666
Reinvestment of distributions	79,731,236	162,467,419
Cost of shares redeemed	(2,803,328,859)	(2,202,432,212)
Net increase (decrease) in net assets resulting from share transactions	777,568,250	1,166,777,873
Total increase (decrease) in net assets	2,572,049,473	1,123,454,314
Net Assets
Beginning of period	5,243,995,812	4,120,541,498
End of period	$7,816,045,285	$5,243,995,812
Other Information
Shares
Sold	206,459,886	219,272,884
Issued in reinvestment of distributions	4,912,584	10,889,237
Redeemed	(158,169,542)	(150,183,258)
Net increase (decrease)	53,202,928	79,978,863

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Low Volatility Index Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.87	$15.12	$13.18	$12.60	$10.86
Income from Investment Operations
Net investment income (loss)A	.31	.30	.29	.26	.24
Net realized and unrealized gain (loss)	4.30	.03	1.98	.82	1.74
Total from investment operations	4.61	.33	2.27	1.08	1.98
Distributions from net investment income	(.22)	(.24)	(.20)	(.14)	(.24)
Distributions from net realized gain	–	(.34)	(.13)	(.37)	–
Total distributions	(.22)	(.58)	(.33)	(.50)B	(.24)
Net asset value, end of period	$19.26	$14.87	$15.12	$13.18	$12.60
Total ReturnC,D	31.25%	2.16%	17.62%	8.79%	18.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	.11%	.12%	.19%	.23%	.26%
Expenses net of fee waivers, if any	.11%	.12%	.15%	.15%	.15%
Expenses net of all reductions	.11%	.12%	.15%	.15%	.15%
Net investment income (loss)	1.76%	2.06%	2.05%	2.00%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$7,816,045	$5,243,996	$4,120,541	$1,979,673	$848,388
Portfolio turnover rateG	44%	49%	72%	39%	108%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign taxes withheld, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity SAI Emerging Markets Low Volatility Index Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity SAI Emerging Markets Low Volatility Index Fund	$1,576,133,420	$324,124,590	$(82,010,067)	$242,114,523
Fidelity SAI International Low Volatility Index Fund	5,330,944,496	817,872,194	(243,601,872)	574,270,322
Fidelity SAI U.S. Low Volatility Index Fund	5,825,488,742	2,189,838,241	(82,591,235)	2,107,247,006

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity SAI Emerging Markets Low Volatility Index Fund	$–	$35,192,006	$–	$(26,438,388)	$242,063,989
Fidelity SAI International Low Volatility Index Fund	–	127,027,790	–	(39,657,085)	574,358,010
Fidelity SAI U.S. Low Volatility Index Fund	–	137,105,574	108,892,911	–	2,107,247,006

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity SAI Emerging Markets Low Volatility Index Fund	$(22,899,029)	$(3,539,359)	$(26,438,388)
Fidelity SAI International Low Volatility Index Fund	(–)	(39,657,085)	(39,657,085)

Due to large subscriptions in the period, approximately $21,707,888 of Fidelity SAI Emerging Markets Low Volatility Index Fund's realized capital losses are subject to limitation. Due to this limitation, Fidelity SAI Emerging Markets Low Volatility Index Fund will only be permitted to use approximately $15,141,417 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

October 31, 2021
Ordinary Income
Fidelity SAI Emerging Markets Low Volatility Index Fund	$24,528,630
Fidelity SAI International Low Volatility Index Fund	67,692,252
Fidelity SAI U.S. Low Volatility Index Fund	80,110,109

October 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity SAI Emerging Markets Low Volatility Index Fund	$12,652,850	$–	$12,652,850
Fidelity SAI International Low Volatility Index Fund	57,874,855	99,014,810	156,889,665
Fidelity SAI U.S. Low Volatility Index Fund	91,088,254	74,474,674	165,562,928

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Low Volatility Index Fund	705,588,087	434,572,529
Fidelity SAI International Low Volatility Index Fund	1,931,236,279	1,394,081,146
Fidelity SAI U.S. Low Volatility Index Fund	3,989,921,313	3,155,144,908

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. Each Fund's management fee is equal to the following annual rate of average net assets:

Fidelity SAI Emerging Markets Low Volatility Index Fund	.15%
Fidelity SAI International Low Volatility Index Fund	.15%
Fidelity SAI U.S. Low Volatility Index Fund	.10%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Low Volatility Index Fund	Borrower	$11,389,083.31%		$3,532
Fidelity SAI International Low Volatility Index Fund	Borrower	$19,536,226.30%		$10,030
Fidelity SAI U.S. Low Volatility Index Fund	Borrower	$50,379,382.32%		$15,092

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Emerging Markets Low Volatility Index Fund	$2,725
Fidelity SAI International Low Volatility Index Fund	9,548
Fidelity SAI U.S. Low Volatility Index Fund	12,828

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Low Volatility Index Fund	$703	$1	$–
Fidelity SAI International Low Volatility Index Fund	$12,135	$–	$–
Fidelity SAI U.S. Low Volatility Index Fund	$8,019	$6	$–

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Low Volatility Index Fund	$19,772,000.57%		$939
Fidelity SAI International Low Volatility Index Fund	$8,151,875.57%		$1,033

10. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity SAI U.S. Low Volatility Index Fund	$57

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Emerging Markets Fund	Strategic Advisers Fidelity Emerging Markets Fund	Strategic Advisers Fidelity International Fund	Strategic Advisers Fidelity U.S. Total Stock Fund	Strategic Advisers Large Cap Fund
Fidelity SAI Emerging Markets Low Volatility Index Fund	32%	34%	–	–	–
Fidelity SAI International Low Volatility Index Fund	–	–	23%	–	–
Fidelity SAI U.S. Low Volatility Index Fund	–	–	–	31%	12%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Emerging Markets Low Volatility Index Fund	66%
Fidelity SAI International Low Volatility Index Fund	26%
Fidelity SAI U.S. Low Volatility Index Fund	43%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund (three of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity SAI Emerging Markets Low Volatility Index Fund	.24%
Actual		$1,000.00	$1,010.60	$1.22
Hypothetical-C		$1,000.00	$1,024.00	$1.22
Fidelity SAI International Low Volatility Index Fund	.17%
Actual		$1,000.00	$1,042.90	$.88
Hypothetical-C		$1,000.00	$1,024.35	$.87
Fidelity SAI U.S. Low Volatility Index Fund	.10%
Actual		$1,000.00	$1,085.70	$.53
Hypothetical-C		$1,000.00	$1,024.70	$.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity SAI Emerging Markets Low Volatility Index Fund	12/06/21	12/03/21	$0.255	$0.00
Fidelity SAI International Low Volatility Index Fund	12/06/21	12/03/21	$0.280	$0.00
Fidelity SAI U.S. Low Volatility Index Fund	12/06/21	12/03/21	$0.336	$0.345

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity SAI U.S. Low Volatility Index Fund	$108,892,911

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity SAI U.S. Low Volatility Index Fund
December 2020	98%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity SAI Emerging Markets Low Volatility Index Fund
December 2020	43%
Fidelity SAI International Low Volatility Index Fund
December 2020	97%
Fidelity SAI U.S. Low Volatility Index Fund
December 2020	98%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity SAI U.S. Low Volatility Index Fund
December 2020	3%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity SAI Emerging Markets Low Volatility Index Fund	12/07/20	$0.2062	$0.0250
Fidelity SAI International Low Volatility Index Fund	12/07/20	$0.1610	$0.0180

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Low Volatility Index Fund
Fidelity SAI International Low Volatility Index Fund
Fidelity SAI U.S. Low Volatility Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high-quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one-, three- and five-year periods (one-year period for Fidelity SAI Emerging Markets Low Volatility Index Fund). No performance peer group information was considered by the Board due to the fact that the peer group does not distinguish between passively-managed and actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month (or shorter) periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity SAI Emerging Markets Low Volatility Index Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for 2020.

Fidelity SAI International Low Volatility Index Fund

The Board noted that the fund’s management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for 2020.

Fidelity SAI U.S. Low Volatility Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and above the median of its ASPG for 2020. The Board considered that Fidelity believes the management fee is reasonable and that the total expense ratio for the fund ranks below median.

At its July 2021 meeting, the Board also approved an amendment to Fidelity SAI U.S. Low Volatility Index Fund's sub-advisory agreement with Geode (effective August 1, 2021) that lowered the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund's total expense ratio ranked below the sales load structure group competitive median for 2020 and Fidelity SAI Emerging Markets Low Volatility Index Fund's total expense ratio ranked equal to the sales load structure group competitive median for 2020. The Board also noted that each fund's total expense ratio ranked above the ASPG competitive median for 2020. The Board considered that, when compared to a subset of the ASPG that FMR believes is most comparable, no fund would be above the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% for Fidelity SAI Emerging Markets Low Volatility Index Fund, 0.20% for Fidelity SAI International Low Volatility Index Fund, and 0.15% for Fidelity SAI U.S. Low Volatility Index Fund through February 28, 2022.

Fees Charged to Other Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board consideredthe revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with each fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SV1-SV2-ANN-1221
1.9867660.106

Fidelity® SAI International Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® SAI International Index Fund	34.09%	9.85%	8.75%

 A From January 5, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Index Fund on January 5, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$16,303	Fidelity® SAI International Index Fund
$16,574	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 34.09%, roughly in line with the 34.45% advance of the benchmark MSCI EAFE Index (Net MA). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Europe ex U.K., Japan and the U.K. notably contributed. By sector, financials gained roughly 53% and contributed most, followed by industrials, which gained 35%, and consumer discretionary, which advanced about 38%. The information technology sector rose 49%, health care gained about 22%, driven by the pharmaceuticals, biotechnology & life sciences industry (+22%), and materials advanced 34%. Other notable contributors included the consumer staples (+18%), energy (+80%), real estate (+28%), communication services (+12%), and utilities (+14%) sectors. Turning to individual stocks, the top contributor was ASML Holding (+124%), from the semiconductors & semiconductor equipment group, followed by Royal Dutch Shell (+94%), within the energy sector. In consumer durables & apparel, LVMH Moët Hennessy Louis Vuitton advanced approximately 68% and Novo Nordisk (+73%) from the pharmaceuticals, biotechnology & life sciences segment also helped. Nestle, within the food, beverage & tobacco category, rose 20% and boosted the fund. In contrast, the biggest individual detractor was SoftBank Group (-17%), from the telecommunication services industry. In household & personal products, Unilever (-2%) and Kao (-19%) hurt. Nintendo, within the media & entertainment group, returned roughly -16% and hindered the fund. Another detractor was Just Eat Takeaway (-35%), a stock in the retailing segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	22.7%
United Kingdom	13.4%
France	10.5%
Switzerland	9.9%
Germany	8.7%
Australia	6.8%
Netherlands	6.3%
Sweden	3.5%
Denmark	2.7%
Other*	15.5%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	2.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.3
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.1
Toyota Motor Corp. (Japan, Automobiles)	1.1
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.1
Novartis AG (Switzerland, Pharmaceuticals)	1.1
SAP SE (Germany, Software)	0.9
Sony Group Corp. (Japan, Household Durables)	0.8
13.2

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	16.9
Industrials	15.2
Consumer Discretionary	13.2
Health Care	12.7
Consumer Staples	10.1
Information Technology	9.8
Materials	7.6
Communication Services	4.4
Energy	3.3
Utilities	3.2

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 6.8%
Afterpay Ltd. (a)	77,907	$7,217,260
AGL Energy Ltd.	222,693	958,219
Ampol Ltd.	85,728	1,970,136
APA Group unit	424,346	2,617,557
Aristocrat Leisure Ltd.	216,209	7,592,186
ASX Ltd.	69,417	4,335,216
Aurizon Holdings Ltd.	658,968	1,670,538
AusNet Services	685,820	1,274,293
Australia & New Zealand Banking Group Ltd.	1,021,214	21,617,380
BHP Group Ltd.	1,057,185	29,037,692
BlueScope Steel Ltd.	181,052	2,808,369
Brambles Ltd.	517,892	3,911,426
Cochlear Ltd.	23,627	3,917,971
Coles Group Ltd.	478,464	6,169,107
Commonwealth Bank of Australia	636,728	50,139,484
Computershare Ltd.	194,873	2,750,089
Crown Ltd. (a)	133,427	999,690
CSL Ltd.	163,332	36,920,154
Dexus unit	384,669	3,145,422
Dominos Pizza Enterprises Ltd.	21,792	2,220,600
Endeavour Group Ltd.	480,334	2,457,053
Evolution Mining Ltd.	649,364	1,773,197
Fortescue Metals Group Ltd.	607,597	6,366,913
Goodman Group unit	596,270	9,823,116
Insurance Australia Group Ltd.	886,368	3,200,498
Lendlease Group unit	247,777	1,949,642
Macquarie Group Ltd.	123,341	18,235,967
Magellan Financial Group Ltd.	51,062	1,331,723
Medibank Private Ltd.	989,923	2,472,303
Mirvac Group unit	1,415,605	3,002,987
National Australia Bank Ltd.	1,183,909	25,740,525
Newcrest Mining Ltd.	293,534	5,495,985
Northern Star Resources Ltd.	397,347	2,761,876
Orica Ltd.	146,444	1,666,759
Origin Energy Ltd.	633,611	2,407,001
Qantas Airways Ltd. (a)	331,137	1,332,673
QBE Insurance Group Ltd.	529,045	4,708,034
Ramsay Health Care Ltd.	65,825	3,486,977
REA Group Ltd.	18,992	2,287,877
Reece Ltd.	104,407	1,562,164
Rio Tinto Ltd.	133,173	9,045,197
Santos Ltd.	674,080	3,539,395
Scentre Group unit	1,860,442	4,226,543
SEEK Ltd.	120,551	2,965,383
Sonic Healthcare Ltd.	163,159	4,913,136
South32 Ltd.	1,690,737	4,540,529
Stockland Corp. Ltd. unit	858,360	2,937,941
Suncorp Group Ltd.	460,267	4,057,884
Sydney Airport unit (a)	475,418	2,929,016
Tabcorp Holdings Ltd.	798,339	2,978,731
Telstra Corp. Ltd.	1,496,388	4,300,013
The GPT Group unit	687,308	2,667,862
Transurban Group unit	1,091,404	11,034,356
Treasury Wine Estates Ltd.	259,395	2,247,896
Vicinity Centres unit	1,392,131	1,806,473
Washington H. Soul Pattinson & Co. Ltd.	77,710	1,898,695
Wesfarmers Ltd.	406,882	17,522,907
Westpac Banking Corp.	1,316,636	25,615,338
WiseTech Global Ltd.	52,532	2,018,538
Woodside Petroleum Ltd.	345,925	6,052,766
Woolworths Group Ltd.	454,825	13,028,771

TOTAL AUSTRALIA		423,663,429

Austria - 0.2%
Erste Group Bank AG	100,157	4,295,493
OMV AG	52,969	3,208,565
Raiffeisen International Bank-Holding AG	52,936	1,548,209
Verbund AG	24,488	2,550,562
Voestalpine AG	41,748	1,584,881

TOTAL AUSTRIA		13,187,710

Bailiwick of Jersey - 0.8%
Experian PLC	331,312	15,175,868
Ferguson PLC	80,137	12,058,380
Glencore Xstrata PLC	3,585,979	17,931,974
WPP PLC	431,948	6,243,708

TOTAL BAILIWICK OF JERSEY		51,409,930

Belgium - 0.8%
Ageas	62,783	3,055,498
Anheuser-Busch InBev SA NV	273,473	16,727,587
Colruyt NV	19,508	957,075
Elia System Operator SA/NV	11,055	1,289,460
Groupe Bruxelles Lambert SA	40,525	4,696,402
KBC Groep NV	89,715	8,354,921
Proximus	54,892	1,033,367
Sofina SA	5,545	2,451,192
Solvay SA Class A	26,567	3,157,137
UCB SA	45,347	5,404,619
Umicore SA	70,716	4,053,051

TOTAL BELGIUM		51,180,309

Bermuda - 0.1%
CK Infrastructure Holdings Ltd.	238,000	1,434,638
Hongkong Land Holdings Ltd.	419,220	2,309,902
Jardine Matheson Holdings Ltd.	77,661	4,498,902

TOTAL BERMUDA		8,243,442

Cayman Islands - 0.6%
Budweiser Brewing Co. APAC Ltd. (b)	619,700	1,708,446
Chow Tai Fook Jewellery Group Ltd.	719,200	1,471,585
CK Asset Holdings Ltd.	719,925	4,446,038
CK Hutchison Holdings Ltd.	969,000	6,519,780
ESR Cayman Ltd. (a)(b)	715,600	2,322,331
Futu Holdings Ltd. ADR (a)(c)	18,264	977,489
Melco Crown Entertainment Ltd. sponsored ADR (a)	77,128	835,296
Sands China Ltd. (a)	870,800	1,984,706
Sea Ltd. ADR (a)	24,721	8,493,394
SITC International Holdings Co. Ltd.	481,000	1,628,989
WH Group Ltd. (b)	2,992,000	2,099,649
Wharf Real Estate Investment Co. Ltd.	599,000	3,379,744
Wynn Macau Ltd. (a)	558,400	502,384
Xinyi Glass Holdings Ltd.	653,000	1,842,215

TOTAL CAYMAN ISLANDS		38,212,046

Denmark - 2.7%
A.P. Moller - Maersk A/S:
Series A	1,127	3,085,896
Series B	2,079	6,024,834
Ambu A/S Series B	60,209	1,715,044
Carlsberg A/S Series B	36,010	5,940,111
Chr. Hansen Holding A/S	37,931	3,017,975
Coloplast A/S Series B	42,619	6,947,526
Danske Bank A/S	247,444	4,187,514
Demant A/S (a)	38,721	1,875,577
DSV A/S	72,357	16,815,834
Genmab A/S (a)	23,559	10,558,532
GN Store Nord A/S	44,589	2,705,828
Novo Nordisk A/S Series B	604,388	66,274,114
Novozymes A/S Series B	73,704	5,419,850
ORSTED A/S (b)	67,882	9,578,377
Pandora A/S	35,942	5,019,034
Rockwool International A/S Series B	2,996	1,368,802
Tryg A/S	129,433	3,068,377
Vestas Wind Systems A/S	362,396	15,672,853

TOTAL DENMARK		169,276,078

Finland - 1.2%
Elisa Corp. (A Shares)	50,976	3,074,876
Fortum Corp.	159,280	4,732,081
Kesko Oyj	98,185	3,188,267
Kone OYJ (B Shares)	121,961	8,312,589
Neste Oyj	151,787	8,455,696
Nokia Corp. (a)	1,934,950	11,105,666
Nordea Bank ABP	1,162,702	14,223,739
Orion Oyj (B Shares)	38,189	1,652,403
Sampo Oyj (A Shares)	178,959	9,516,324
Stora Enso Oyj (R Shares)	209,124	3,476,327
UPM-Kymmene Corp.	191,334	6,750,478
Wartsila Corp.	170,125	2,358,991

TOTAL FINLAND		76,847,437

France - 10.5%
Accor SA (a)	60,839	2,173,897
Aeroports de Paris SA (a)	10,684	1,419,096
Air Liquide SA	170,037	28,389,013
Alstom SA	114,069	4,065,168
Amundi SA (b)	21,841	1,945,374
Arkema SA	22,076	3,016,447
Atos Origin SA	35,604	1,851,297
AXA SA	694,653	20,209,535
bioMerieux SA	14,897	1,895,164
BNP Paribas SA	403,679	27,021,155
Bollore SA	318,016	1,841,809
Bouygues SA	82,161	3,324,234
Bureau Veritas SA	105,614	3,352,585
Capgemini SA	57,544	13,390,650
Carrefour SA	226,225	4,094,035
CNP Assurances	61,781	1,546,932
Compagnie de St. Gobain	181,594	12,532,267
Compagnie Generale des Etablissements Michelin SCA Series B	60,790	9,557,253
Covivio	18,719	1,618,609
Credit Agricole SA	418,517	6,314,155
Danone SA	234,457	15,283,267
Dassault Aviation SA	8,940	932,701
Dassault Systemes SA	238,158	13,907,812
Edenred SA	88,402	4,779,553
EDF SA	167,203	2,460,539
Eiffage SA	30,547	3,141,385
ENGIE	655,461	9,316,838
EssilorLuxottica SA	102,422	21,181,730
Eurazeo SA	14,193	1,329,796
Faurecia SA	42,196	2,197,475
Gecina SA	16,512	2,310,587
Getlink SE	157,639	2,420,935
Hermes International SCA	11,366	18,007,131
Ipsen SA	13,570	1,402,411
Kering SA	26,919	20,203,651
Klepierre SA	74,232	1,764,299
L'Oreal SA	90,562	41,428,020
La Francaise des Jeux SAEM (b)	34,214	1,775,857
Legrand SA	95,959	10,468,180
LVMH Moet Hennessy Louis Vuitton SE	99,641	78,130,667
Orange SA	716,097	7,809,005
Orpea	18,595	1,938,923
Pernod Ricard SA	75,180	17,268,636
Publicis Groupe SA	80,163	5,369,209
Remy Cointreau SA	8,174	1,649,821
Renault SA (a)	69,119	2,481,743
Safran SA	122,647	16,507,034
Sanofi SA	407,227	40,903,581
Sartorius Stedim Biotech	9,921	5,461,384
Schneider Electric SA	193,339	33,335,158
SCOR SE	57,045	1,918,971
SEB SA	9,964	1,558,437
Societe Generale Series A	290,934	9,718,346
Sodexo SA	31,716	3,079,750
Suez Environnement SA	126,403	2,876,409
Teleperformance	21,077	8,798,206
Thales SA	38,236	3,521,037
Total SA	896,672	44,900,820
Ubisoft Entertainment SA (a)	33,292	1,743,296
Valeo SA	82,580	2,418,065
Veolia Environnement SA	235,195	7,675,325
VINCI SA	191,059	20,401,227
Vivendi SA	255,429	3,287,897
Wendel SA	9,652	1,284,253
Worldline SA (a)(b)	85,232	4,963,850

TOTAL FRANCE		652,871,892

Germany - 8.1%
adidas AG	68,332	22,378,375
Allianz SE	147,979	34,409,468
BASF AG	329,625	23,724,319
Bayer AG	352,579	19,870,537
Bayerische Motoren Werke AG (BMW)	118,978	11,998,865
Bechtle AG	29,454	2,206,364
Beiersdorf AG	36,162	3,841,721
Brenntag SE	55,510	5,277,305
Carl Zeiss Meditec AG	14,451	2,905,897
Commerzbank AG (a)	360,402	2,631,402
Continental AG (a)	39,461	4,639,487
Covestro AG (b)	69,287	4,437,306
Daimler AG (Germany)	307,163	30,444,596
Delivery Hero AG (a)(b)	58,134	7,227,672
Deutsche Bank AG (a)	741,663	9,556,162
Deutsche Borse AG	68,183	11,318,487
Deutsche Lufthansa AG (a)	214,156	1,414,087
Deutsche Post AG	355,790	22,012,414
Deutsche Telekom AG	1,196,282	22,247,443
E.ON AG	805,681	10,213,373
Evonik Industries AG	75,424	2,443,068
Fresenius Medical Care AG & Co. KGaA	73,539	4,885,130
Fresenius SE & Co. KGaA	150,021	6,809,504
GEA Group AG	55,164	2,715,947
Hannover Reuck SE	21,622	3,949,215
HeidelbergCement AG	53,342	4,016,917
HelloFresh AG (a)	59,269	4,796,048
Henkel AG & Co. KGaA	37,307	3,109,449
Infineon Technologies AG	468,668	21,948,359
KION Group AG	25,946	2,831,394
Knorr-Bremse AG	26,079	2,747,627
Lanxess AG	29,894	2,013,318
LEG Immobilien AG	25,872	3,847,668
Merck KGaA	46,381	10,948,476
MTU Aero Engines AG	19,183	4,265,467
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	50,276	14,890,102
Nemetschek Se	20,752	2,379,740
Puma AG	37,863	4,696,481
Rational AG	1,839	1,827,410
RWE AG	230,500	8,865,058
SAP SE	374,792	54,274,070
Scout24 AG (b)	31,319	2,179,527
Siemens AG	274,568	44,639,810
Siemens Healthineers AG (b)	101,205	6,722,417
Symrise AG	46,156	6,378,750
TeamViewer AG (a)(b)	57,835	863,204
Telefonica Deutschland Holding AG	375,042	976,785
Uniper SE	32,955	1,455,647
United Internet AG	34,687	1,278,330
Vitesco Technologies Group AG (a)	395	22,648
Volkswagen AG	11,680	3,791,384
Vonovia SE	196,150	11,895,274
Zalando SE (a)(b)	79,582	7,505,098

TOTAL GERMANY		508,724,602

Hong Kong - 2.3%
AIA Group Ltd.	4,341,600	48,656,359
BOC Hong Kong (Holdings) Ltd.	1,328,500	4,217,460
CLP Holdings Ltd.	589,500	5,771,747
Galaxy Entertainment Group Ltd. (a)	782,000	4,231,373
Hang Lung Properties Ltd.	729,000	1,692,146
Hang Seng Bank Ltd.	274,600	5,223,418
Henderson Land Development Co. Ltd.	522,021	2,185,797
Hong Kong & China Gas Co. Ltd.	4,017,074	6,240,653
Hong Kong Exchanges and Clearing Ltd.	432,260	26,156,161
Link (REIT)	746,829	6,623,122
MTR Corp. Ltd.	555,435	3,026,855
New World Development Co. Ltd.	546,845	2,372,086
Power Assets Holdings Ltd.	497,500	3,034,043
Sino Land Ltd.	1,192,152	1,565,940
SJM Holdings Ltd. (a)	711,000	530,931
Sun Hung Kai Properties Ltd.	468,000	6,204,901
Swire Pacific Ltd. (A Shares)	178,500	1,123,009
Swire Properties Ltd.	419,200	1,123,362
Techtronic Industries Co. Ltd.	493,500	10,154,791

TOTAL HONG KONG		140,134,154

Ireland - 0.8%
CRH PLC	281,311	13,461,808
DCC PLC (United Kingdom)	35,436	2,961,162
Flutter Entertainment PLC (Ireland) (a)	59,779	11,305,500
James Hardie Industries PLC CDI	159,635	6,202,412
Kerry Group PLC Class A	57,107	7,664,422
Kingspan Group PLC (Ireland)	55,366	6,377,269
Smurfit Kappa Group PLC	88,317	4,623,858

TOTAL IRELAND		52,596,431

Isle of Man - 0.1%
Entain PLC (a)	210,015	5,886,280
Israel - 0.6%
Azrieli Group	15,218	1,420,638
Bank Hapoalim BM (Reg.)	407,668	4,006,660
Bank Leumi le-Israel BM	521,387	4,971,083
Check Point Software Technologies Ltd. (a)	39,362	4,707,695
CyberArk Software Ltd. (a)	14,254	2,567,288
Elbit Systems Ltd. (Israel)	9,510	1,496,668
Icl Group Ltd.	253,461	2,166,676
Israel Discount Bank Ltd. (Class A) (a)	417,504	2,517,413
Mizrahi Tefahot Bank Ltd.	50,535	1,834,965
NICE Systems Ltd. (a)	22,647	6,371,090
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	395,405	3,455,840
Wix.com Ltd. (a)	20,101	3,737,982

TOTAL ISRAEL		39,253,998

Italy - 1.9%
Amplifon SpA	44,750	2,273,577
Assicurazioni Generali SpA	397,232	8,655,924
Atlantia SpA (a)	177,625	3,430,113
DiaSorin SpA	9,049	2,043,487
Enel SpA	2,918,844	24,435,946
Eni SpA	905,500	12,978,029
FinecoBank SpA	219,159	4,184,039
Infrastrutture Wireless Italiane SpA (b)	120,997	1,336,622
Intesa Sanpaolo SpA	5,925,457	16,841,208
Mediobanca SpA	223,353	2,663,292
Moncler SpA	73,608	5,285,844
Nexi SpA (a)(b)	157,920	2,742,897
Poste Italiane SpA (b)	187,656	2,676,920
Prysmian SpA	91,552	3,460,775
Recordati SpA	37,592	2,351,858
Snam Rete Gas SpA	724,601	4,101,917
Telecom Italia SpA	3,541,885	1,263,569
Telecom Italia SpA (Risparmio Shares)	2,192,984	832,777
Terna - Rete Elettrica Naziona	504,310	3,755,572
UniCredit SpA	764,801	10,100,072

TOTAL ITALY		115,414,438

Japan - 22.7%
ABC-MART, Inc.	11,900	571,961
ACOM Co. Ltd.	142,600	475,589
Advantest Corp.	71,700	5,878,535
AEON Co. Ltd.	234,700	5,399,192
AGC, Inc.	69,530	3,462,288
Aisin Seiki Co. Ltd.	52,990	1,939,051
Ajinomoto Co., Inc.	167,400	5,012,070
Ana Holdings, Inc. (a)	57,300	1,335,149
Asahi Group Holdings	163,700	7,428,752
ASAHI INTECC Co. Ltd.	75,000	1,976,952
Asahi Kasei Corp.	449,700	4,724,255
Astellas Pharma, Inc.	668,000	11,261,665
Azbil Corp.	44,400	1,892,897
Bandai Namco Holdings, Inc.	71,800	5,486,855
Bridgestone Corp.	204,900	9,064,630
Brother Industries Ltd.	84,900	1,641,451
Canon, Inc.	358,900	8,161,161
Capcom Co. Ltd.	63,300	1,703,747
Casio Computer Co. Ltd.	69,500	983,502
Central Japan Railway Co.	51,800	7,684,045
Chiba Bank Ltd.	191,100	1,184,479
Chubu Electric Power Co., Inc.	231,060	2,391,734
Chugai Pharmaceutical Co. Ltd.	241,000	9,010,842
Concordia Financial Group Ltd.	392,300	1,559,264
Cosmos Pharmaceutical Corp.	7,200	1,100,284
CyberAgent, Inc.	145,500	2,437,932
Dai Nippon Printing Co. Ltd.	79,520	1,970,113
Dai-ichi Mutual Life Insurance Co.	365,600	7,691,698
Daifuku Co. Ltd.	36,400	3,350,965
Daiichi Sankyo Kabushiki Kaisha	628,800	15,866,122
Daikin Industries Ltd.	89,400	19,579,926
Daito Trust Construction Co. Ltd.	23,500	2,913,626
Daiwa House Industry Co. Ltd.	203,200	6,703,608
Daiwa House REIT Investment Corp.	788	2,261,272
Daiwa Securities Group, Inc.	519,600	2,919,191
DENSO Corp.	155,500	11,272,999
Dentsu Group, Inc.	77,600	2,835,792
Disco Corp.	10,300	2,776,855
East Japan Railway Co.	108,500	6,758,085
Eisai Co. Ltd.	85,100	6,029,863
ENEOS Holdings, Inc.	1,100,200	4,436,282
FANUC Corp.	68,800	13,596,338
Fast Retailing Co. Ltd.	20,900	13,873,791
Fuji Electric Co. Ltd.	45,600	2,229,733
FUJIFILM Holdings Corp.	129,300	9,991,971
Fujitsu Ltd.	70,600	12,201,781
GLP J-REIT	1,484	2,420,615
GMO Payment Gateway, Inc.	14,900	1,887,775
Hakuhodo DY Holdings, Inc.	83,500	1,361,350
Hamamatsu Photonics K.K.	50,400	2,991,361
Hankyu Hanshin Holdings, Inc.	82,000	2,542,458
Harmonic Drive Systems, Inc.	15,600	707,175
Hikari Tsushin, Inc.	7,500	1,156,156
Hino Motors Ltd.	103,470	978,793
Hirose Electric Co. Ltd.	11,630	1,944,895
Hisamitsu Pharmaceutical Co., Inc.	18,200	620,922
Hitachi Construction Machinery Co. Ltd.	38,400	1,225,189
Hitachi Ltd.	347,300	20,013,010
Hitachi Metals Ltd. (a)	77,100	1,459,554
Honda Motor Co. Ltd.	585,100	17,306,007
Hoshizaki Corp.	19,500	1,639,773
Hoya Corp.	132,700	19,534,575
Hulic Co. Ltd.	135,800	1,305,785
Ibiden Co. Ltd.	38,000	2,283,265
Idemitsu Kosan Co. Ltd.	74,623	2,038,126
Iida Group Holdings Co. Ltd.	52,700	1,299,293
INPEX Corp.	368,200	3,070,538
Isuzu Motors Ltd.	209,200	2,814,327
ITO EN Ltd.	19,300	1,285,491
Itochu Corp.	426,500	12,164,150
ITOCHU Techno-Solutions Corp.	34,600	1,092,989
Japan Airlines Co. Ltd. (a)	51,700	1,112,657
Japan Exchange Group, Inc.	182,800	4,328,351
Japan Post Bank Co. Ltd.	145,900	1,138,315
Japan Post Holdings Co. Ltd.	884,500	6,796,415
Japan Post Insurance Co. Ltd.	81,100	1,315,823
Japan Real Estate Investment Corp.	446	2,733,639
Japan Retail Fund Investment Corp.	2,513	2,308,238
Japan Tobacco, Inc.	430,700	8,455,146
JFE Holdings, Inc.	176,700	2,700,056
JSR Corp.	73,200	2,654,933
Kajima Corp.	161,800	1,992,205
Kakaku.com, Inc.	48,300	1,602,833
Kansai Electric Power Co., Inc.	252,500	2,324,796
Kansai Paint Co. Ltd.	63,800	1,477,353
Kao Corp.	172,900	9,780,619
KDDI Corp.	578,900	17,702,766
Keio Corp.	37,000	1,867,676
Keisei Electric Railway Co.	46,500	1,496,409
Keyence Corp.	69,800	42,132,312
Kikkoman Corp.	52,200	4,269,442
Kintetsu Group Holdings Co. Ltd. (a)	61,500	1,935,899
Kirin Holdings Co. Ltd.	294,900	5,132,984
Kobayashi Pharmaceutical Co. Ltd.	19,060	1,526,058
Kobe Bussan Co. Ltd.	49,200	1,694,777
Koei Tecmo Holdings Co. Ltd.	21,130	983,564
Koito Manufacturing Co. Ltd.	37,600	2,133,356
Komatsu Ltd.	314,100	8,226,694
Konami Holdings Corp.	33,500	1,843,524
Kose Corp.	12,000	1,393,511
Kubota Corp.	368,500	7,850,160
Kurita Water Industries Ltd.	35,500	1,753,401
Kyocera Corp.	115,100	6,738,755
Kyowa Hakko Kirin Co., Ltd.	97,100	3,193,432
Lasertec Corp.	27,100	5,878,417
Lawson, Inc.	17,900	865,638
Lion Corp.	80,830	1,346,174
LIXIL Group Corp.	95,800	2,461,092
M3, Inc.	158,300	9,328,673
Makita Corp.	80,520	3,737,089
Marubeni Corp.	560,800	4,758,568
Mazda Motor Corp. (a)	204,500	1,839,329
McDonald's Holdings Co. (Japan) Ltd.	28,600	1,278,179
Medipal Holdings Corp.	66,100	1,195,896
Meiji Holdings Co. Ltd.	43,800	2,764,165
Mercari, Inc. (a)	36,700	1,985,816
Minebea Mitsumi, Inc.	130,510	3,304,127
Misumi Group, Inc.	102,150	4,272,297
Mitsubishi Chemical Holdings Corp.	459,000	3,799,341
Mitsubishi Corp.	453,200	14,410,842
Mitsubishi Electric Corp.	654,700	8,792,255
Mitsubishi Estate Co. Ltd.	424,300	6,448,083
Mitsubishi Gas Chemical Co., Inc.	56,400	1,135,120
Mitsubishi Heavy Industries Ltd.	114,800	2,935,766
Mitsubishi UFJ Financial Group, Inc.	4,387,400	24,058,301
Mitsubishi UFJ Lease & Finance Co. Ltd.	237,900	1,192,878
Mitsui & Co. Ltd.	544,800	12,467,483
Mitsui Chemicals, Inc.	66,200	1,968,380
Mitsui Fudosan Co. Ltd.	329,000	7,522,203
Miura Co. Ltd.	31,600	1,215,509
Mizuho Financial Group, Inc.	865,820	11,427,073
MonotaRO Co. Ltd.	90,100	2,053,539
MS&AD Insurance Group Holdings, Inc.	159,700	5,159,485
Murata Manufacturing Co. Ltd.	206,100	15,288,207
Nabtesco Corp.	40,500	1,314,370
NEC Corp.	88,100	4,510,900
Nexon Co. Ltd.	175,410	2,985,680
NGK Insulators Ltd.	92,800	1,545,227
NH Foods Ltd.	29,500	1,037,447
Nidec Corp.	160,500	17,776,632
Nihon M&A Center Holdings, Inc.	108,900	3,343,709
Nintendo Co. Ltd.	40,200	17,754,612
Nippon Building Fund, Inc.	533	3,462,872
Nippon Express Co. Ltd.	27,600	1,727,609
Nippon Paint Holdings Co. Ltd.	255,700	2,735,949
Nippon Prologis REIT, Inc.	743	2,481,645
Nippon Sanso Holdings Corp.	54,600	1,289,028
Nippon Shinyaku Co. Ltd.	17,700	1,418,061
Nippon Steel & Sumitomo Metal Corp.	306,900	5,380,805
Nippon Telegraph & Telephone Corp.	462,100	12,947,554
Nippon Yusen KK	58,000	4,179,322
Nissan Chemical Corp.	43,900	2,443,415
Nissan Motor Co. Ltd. (a)	834,500	4,247,489
Nisshin Seifun Group, Inc.	70,800	1,117,975
Nissin Food Holdings Co. Ltd.	22,700	1,735,185
Nitori Holdings Co. Ltd.	28,700	5,272,492
Nitto Denko Corp.	51,000	3,985,149
Nomura Holdings, Inc.	1,102,400	5,250,199
Nomura Real Estate Holdings, Inc.	42,400	1,033,686
Nomura Real Estate Master Fund, Inc.	1,527	2,286,631
Nomura Research Institute Ltd.	120,320	4,816,899
NSK Ltd.	137,700	925,269
NTT Data Corp.	226,900	4,551,802
Obayashi Corp.	232,500	1,962,821
OBIC Co. Ltd.	25,000	4,623,091
Odakyu Electric Railway Co. Ltd.	105,600	2,289,346
Oji Holdings Corp.	292,100	1,447,863
Olympus Corp.	418,100	9,057,319
OMRON Corp.	66,600	6,369,267
Ono Pharmaceutical Co. Ltd.	132,600	2,782,179
Oracle Corp. Japan	13,800	1,305,818
Oriental Land Co. Ltd.	71,800	11,340,075
ORIX Corp.	438,200	8,709,798
ORIX JREIT, Inc.	944	1,566,195
Osaka Gas Co. Ltd.	134,430	2,166,741
Otsuka Corp.	41,000	2,019,518
Otsuka Holdings Co. Ltd.	140,000	5,536,899
Pan Pacific International Holdings Ltd.	148,300	3,113,840
Panasonic Corp.	792,400	9,798,845
PeptiDream, Inc. (a)	34,500	833,941
Persol Holdings Co. Ltd.	63,900	1,717,546
Pigeon Corp.	41,600	963,297
Pola Orbis Holdings, Inc.	33,000	704,608
Rakuten Group, Inc.	311,200	3,407,028
Recruit Holdings Co. Ltd.	486,900	32,388,110
Renesas Electronics Corp. (a)	450,600	5,543,024
Resona Holdings, Inc.	765,820	2,876,879
Ricoh Co. Ltd.	241,000	2,346,819
Rinnai Corp.	13,000	1,334,743
ROHM Co. Ltd.	31,400	2,871,140
Ryohin Keikaku Co. Ltd.	90,900	1,791,298
Santen Pharmaceutical Co. Ltd.	129,700	1,828,115
SBI Holdings, Inc. Japan	87,600	2,270,545
SCSK Corp.	56,400	1,141,372
Secom Co. Ltd.	75,300	5,133,387
Seiko Epson Corp.	100,600	1,791,291
Sekisui Chemical Co. Ltd.	135,100	2,219,521
Sekisui House Ltd.	220,900	4,592,684
Seven & i Holdings Co. Ltd.	270,400	11,352,684
SG Holdings Co. Ltd.	114,800	2,882,753
Sharp Corp.	76,700	904,691
Shimadzu Corp.	84,900	3,449,252
SHIMANO, Inc.	26,600	7,421,762
SHIMIZU Corp.	198,700	1,455,844
Shin-Etsu Chemical Co. Ltd.	127,100	22,666,133
Shionogi & Co. Ltd.	95,000	6,194,029
Shiseido Co. Ltd.	143,500	9,575,322
Shizuoka Bank Ltd.	159,800	1,286,771
SMC Corp.	20,600	12,293,364
SoftBank Corp.	1,031,000	14,072,818
SoftBank Group Corp.	432,800	23,430,669
Sohgo Security Services Co., Ltd.	25,500	1,090,984
Sompo Holdings, Inc.	113,800	4,935,146
Sony Group Corp.	452,600	52,409,441
Square Enix Holdings Co. Ltd.	30,800	1,687,227
Stanley Electric Co. Ltd.	46,900	1,182,124
Subaru Corp.	220,600	4,327,024
Sumco Corp.	119,500	2,283,479
Sumitomo Chemical Co. Ltd.	536,000	2,640,505
Sumitomo Corp.	403,900	5,755,440
Sumitomo Dainippon Pharma Co., Ltd.	64,400	910,717
Sumitomo Electric Industries Ltd.	270,100	3,585,001
Sumitomo Metal Mining Co. Ltd.	88,830	3,445,920
Sumitomo Mitsui Financial Group, Inc.	468,500	15,202,664
Sumitomo Mitsui Trust Holdings, Inc.	121,100	3,983,446
Sumitomo Realty & Development Co. Ltd.	111,000	4,011,531
Suntory Beverage & Food Ltd.	49,800	1,932,361
Suzuki Motor Corp.	132,100	5,891,251
Sysmex Corp.	60,200	7,464,253
T&D Holdings, Inc.	193,600	2,483,047
Taisei Corp.	68,700	2,155,747
Taisho Pharmaceutical Holdings Co. Ltd.	13,800	740,523
Takeda Pharmaceutical Co. Ltd.	566,203	15,890,958
TDK Corp.	139,500	5,071,242
Terumo Corp.	231,700	10,221,633
THK Co. Ltd.	43,400	933,258
TIS, Inc.	80,500	2,193,051
Tobu Railway Co. Ltd.	68,000	1,693,040
Toho Co. Ltd.	40,270	1,892,052
Toho Gas Co. Ltd.	26,600	787,957
Tohoku Electric Power Co., Inc.	153,210	994,047
Tokio Marine Holdings, Inc.	225,300	11,866,560
Tokyo Century Corp.	13,300	761,503
Tokyo Electric Power Co., Inc. (a)	549,800	1,522,947
Tokyo Electron Ltd.	53,600	24,979,373
Tokyo Gas Co. Ltd.	134,800	2,339,176
Tokyu Corp.	179,800	2,534,858
Toppan, Inc.	94,500	1,525,432
Toray Industries, Inc.	497,000	3,097,063
Toshiba Corp.	147,000	6,340,427
Tosoh Corp.	93,590	1,576,151
Toto Ltd.	50,900	2,459,198
Toyo Suisan Kaisha Ltd.	31,700	1,365,924
Toyota Industries Corp.	52,670	4,477,614
Toyota Motor Corp.	3,806,150	67,156,340
Toyota Tsusho Corp.	76,340	3,311,340
Trend Micro, Inc.	48,100	2,718,631
Tsuruha Holdings, Inc.	14,200	1,751,502
Unicharm Corp.	144,800	5,856,120
United Urban Investment Corp.	1,066	1,328,832
USS Co. Ltd.	78,400	1,263,675
Welcia Holdings Co. Ltd.	33,800	1,261,802
West Japan Railway Co.	77,400	3,653,717
Yakult Honsha Co. Ltd.	46,000	2,324,298
Yamada Holdings Co. Ltd.	244,400	933,926
Yamaha Corp.	48,200	3,045,184
Yamaha Motor Co. Ltd.	106,700	2,974,136
Yamato Holdings Co. Ltd.	104,800	2,576,319
Yaskawa Electric Corp.	86,100	3,729,172
Yokogawa Electric Corp.	82,200	1,642,541
Z Holdings Corp.	961,300	5,967,771
ZOZO, Inc.	44,800	1,438,015

TOTAL JAPAN		1,421,621,173

Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	257,176	8,718,189
Aroundtown SA	358,224	2,488,783
Eurofins Scientific SA	47,971	5,653,029
InPost SA	71,870	1,024,896
Tenaris SA	169,684	1,889,650

TOTAL LUXEMBOURG		19,774,547

Multi-National - 0.1%
HK Electric Investments & HK Electric Investments Ltd. unit	954,000	950,260
HKT Trust/HKT Ltd. unit	1,361,000	1,847,203

TOTAL MULTI-NATIONAL		2,797,463

Netherlands - 6.3%
ABN AMRO Group NV GDR (b)	152,256	2,239,877
Adyen BV (a)(b)	7,093	21,401,783
AEGON NV	641,963	3,256,224
Airbus Group NV (a)	211,578	27,141,657
Akzo Nobel NV	68,372	7,857,961
Argenx SE (a)	16,446	4,951,217
ASM International NV (Netherlands)	16,972	7,679,124
ASML Holding NV (Netherlands)	150,566	122,395,141
CNH Industrial NV	367,671	6,345,663
Davide Campari Milano NV	187,860	2,666,800
EXOR NV	38,977	3,672,179
Ferrari NV	45,231	10,718,842
Heineken Holding NV	41,425	3,840,561
Heineken NV (Bearer)	93,007	10,302,192
ING Groep NV (Certificaten Van Aandelen)	1,401,095	21,253,080
JDE Peet's BV	27,010	786,521
Just Eat Takeaway.com NV (a)(b)	64,374	4,622,743
Koninklijke Ahold Delhaize NV	375,383	12,206,810
Koninklijke DSM NV	62,730	13,709,127
Koninklijke KPN NV	1,205,877	3,603,084
Koninklijke Philips Electronics NV	326,947	15,423,782
Koninklijke Vopak NV	25,169	1,000,881
NN Group NV	97,025	5,195,293
Prosus NV	334,885	29,502,953
Prosus NV rights (a)(d)	334,885	54,198
QIAGEN NV (Germany) (a)	81,901	4,505,705
Randstad NV	42,986	3,090,831
Stellantis NV (Italy)	728,772	14,532,443
STMicroelectronics NV (France)	245,035	11,633,975
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)	44,798	3,200,923
Universal Music Group NV	255,429	7,415,855
Wolters Kluwer NV	95,992	10,058,026

TOTAL NETHERLANDS		396,265,451

New Zealand - 0.3%
Auckland International Airport Ltd. (a)	450,152	2,577,406
Fisher & Paykel Healthcare Corp.	207,151	4,632,950
Mercury Nz Ltd.	244,970	1,076,972
Meridian Energy Ltd.	472,899	1,691,008
Ryman Healthcare Group Ltd.	152,819	1,582,421
Spark New Zealand Ltd.	666,906	2,181,636
The a2 Milk Co. Ltd. (a)(c)	267,124	1,257,636
Xero Ltd. (a)	47,756	5,371,065

TOTAL NEW ZEALAND		20,371,094

Norway - 0.7%
Adevinta ASA Class B (a)	98,467	1,620,738
DNB Bank ASA	333,636	7,930,268
Equinor ASA	350,343	8,864,430
Gjensidige Forsikring ASA	71,838	1,786,617
Mowi ASA	157,998	4,574,665
Norsk Hydro ASA	483,132	3,548,831
Orkla ASA	270,126	2,627,109
Schibsted ASA:
(A Shares)	26,960	1,390,461
(B Shares)	34,071	1,538,214
Telenor ASA	251,525	3,970,319
Yara International ASA	62,633	3,268,105

TOTAL NORWAY		41,119,757

Papua New Guinea - 0.0%
Oil Search Ltd. ADR	709,847	2,290,785
Portugal - 0.2%
Energias de Portugal SA	995,155	5,618,550
Galp Energia SGPS SA Class B	180,413	1,874,120
Jeronimo Martins SGPS SA	90,536	2,051,328

TOTAL PORTUGAL		9,543,998

Singapore - 1.0%
Ascendas Real Estate Investment Trust	1,191,389	2,729,990
CapitaLand Investment Ltd. (a)	948,965	2,420,793
CapitaMall Trust	1,777,427	2,833,866
City Developments Ltd.	146,100	793,068
DBS Group Holdings Ltd.	648,605	15,165,381
Genting Singapore Ltd.	2,166,200	1,252,974
Keppel Corp. Ltd.	524,100	2,090,959
Mapletree Commercial Trust	776,400	1,255,137
Mapletree Logistics Trust (REIT)	1,079,568	1,617,150
Oversea-Chinese Banking Corp. Ltd.	1,206,664	10,558,869
Singapore Airlines Ltd. (a)	480,890	1,854,377
Singapore Exchange Ltd.	288,900	2,073,824
Singapore Technologies Engineering Ltd.	562,700	1,598,176
Singapore Telecommunications Ltd.	2,961,600	5,490,545
United Overseas Bank Ltd.	423,072	8,392,418
UOL Group Ltd.	165,091	885,138
Venture Corp. Ltd.	99,600	1,389,304
Wilmar International Ltd.	687,900	2,203,729

TOTAL SINGAPORE		64,605,698

Spain - 2.4%
ACS Actividades de Construccion y Servicios SA	88,200	2,307,337
Aena SME SA (a)(b)	26,898	4,417,634
Amadeus IT Holding SA Class A (a)	161,628	10,806,939
Banco Bilbao Vizcaya Argentaria SA	2,392,922	16,745,982
Banco Santander SA (Spain)	6,223,753	23,573,299
CaixaBank SA	1,589,930	4,570,517
Cellnex Telecom SA (b)	182,856	11,241,270
EDP Renovaveis SA	103,600	2,886,255
Enagas SA	89,544	2,008,667
Endesa SA	114,276	2,634,795
Ferrovial SA	170,896	5,385,370
Grifols SA	107,246	2,454,112
Iberdrola SA	2,125,014	25,115,935
Industria de Diseno Textil SA	391,483	14,137,798
Naturgy Energy Group SA (c)	69,608	1,829,011
Red Electrica Corporacion SA	155,190	3,230,988
Repsol SA	520,394	6,665,486
Siemens Gamesa Renewable Energy SA (a)	85,693	2,321,002
Telefonica SA	1,846,075	8,018,728

TOTAL SPAIN		150,351,125

Sweden - 3.5%
Alfa Laval AB	113,049	4,840,256
ASSA ABLOY AB (B Shares)	359,613	10,552,005
Atlas Copco AB:
(A Shares)	241,892	15,542,152
(B Shares)	138,966	7,516,268
Boliden AB	98,305	3,467,232
Electrolux AB (B Shares)	81,163	1,841,950
Embracer Group AB (a)	167,326	1,555,578
Epiroc AB:
(A Shares)	236,432	5,883,269
(B Shares)	139,836	2,971,596
EQT AB	106,096	5,591,412
Ericsson (B Shares)	1,047,327	11,432,001
Essity AB (B Shares)	218,282	7,060,869
Evolution AB (b)	60,956	9,860,279
Fastighets AB Balder (a)	37,826	2,740,491
H&M Hennes & Mauritz AB (B Shares)	261,877	4,910,041
Hexagon AB (B Shares)	706,806	11,375,124
Husqvarna AB (B Shares)	150,570	2,141,608
ICA Gruppen AB	36,222	1,872,679
Industrivarden AB:
(A Shares)	46,387	1,529,669
(C Shares)	57,066	1,853,250
Investor AB (B Shares)	653,534	15,059,895
Kinnevik AB (B Shares) (a)	86,947	3,408,326
L E Lundbergforetagen AB	27,313	1,573,010
Latour Investment AB (B Shares)	53,165	1,926,519
Lundin Petroleum AB	71,975	2,842,795
Nibe Industrier AB (B Shares)	512,319	7,626,919
Sandvik AB	405,035	10,271,167
Securitas AB (B Shares)	112,666	1,862,898
Sinch AB (a)(b)	181,761	3,446,644
Skandinaviska Enskilda Banken AB (A Shares)	583,873	9,127,265
Skanska AB (B Shares)	122,257	3,103,403
SKF AB (B Shares)	137,177	3,178,647
Svenska Cellulosa AB SCA (B Shares)	217,720	3,394,586
Svenska Handelsbanken AB (A Shares)	523,287	5,998,094
Swedbank AB (A Shares)	324,895	7,045,697
Swedish Match Co. AB	566,501	4,985,578
Tele2 AB (B Shares)	180,145	2,541,286
Telia Co. AB	953,059	3,750,423
Volvo AB:
(A Shares)	74,579	1,761,134
(B Shares)	510,155	11,875,895

TOTAL SWEDEN		219,317,910

Switzerland - 9.9%
ABB Ltd. (Reg.)	622,484	20,593,784
Adecco SA (Reg.)	55,714	2,803,346
Alcon, Inc. (Switzerland)	179,344	14,819,973
Baloise Holdings AG	16,621	2,650,356
Banque Cantonale Vaudoise	10,882	875,932
Barry Callebaut AG	1,280	2,960,944
Clariant AG (Reg.)	77,664	1,633,692
Coca-Cola HBC AG	72,008	2,496,184
Compagnie Financiere Richemont SA Series A	187,333	23,182,550
Credit Suisse Group AG	915,433	9,522,070
Ems-Chemie Holding AG	2,522	2,499,689
Geberit AG (Reg.)	13,290	10,375,374
Givaudan SA	3,314	15,596,359
Holcim Ltd.	187,821	9,376,691
Julius Baer Group Ltd.	80,268	5,805,953
Kuehne & Nagel International AG	19,505	6,141,646
Lindt & Spruengli AG	39	4,681,193
Lindt & Spruengli AG (participation certificate)	376	4,431,018
Logitech International SA (Reg.)	62,104	5,169,907
Lonza Group AG	26,725	21,908,896
Nestle SA (Reg. S)	1,034,141	136,410,668
Novartis AG	796,941	65,917,171
Partners Group Holding AG	8,144	14,209,305
Roche Holding AG:
(Bearer)	11,463	4,920,226
(participation certificate)	252,190	97,696,942
Schindler Holding AG:
(participation certificate)	14,600	3,798,296
(Reg.)	7,230	1,854,089
SGS SA (Reg.)	2,172	6,423,958
Siemens Energy AG (a)	143,678	4,122,398
Sika AG	50,883	17,227,752
Sonova Holding AG	19,642	8,115,518
Straumann Holding AG	3,710	7,706,881
Swatch Group AG (Bearer)	10,405	2,854,670
Swatch Group AG (Bearer) (Reg.)	18,911	1,004,621
Swiss Life Holding AG	11,482	6,302,810
Swiss Prime Site AG	27,249	2,767,756
Swiss Re Ltd.	108,243	10,479,095
Swisscom AG	9,294	5,059,119
Temenos Group AG	24,003	3,666,251
UBS Group AG	1,315,814	23,920,625
Vifor Pharma AG	17,532	2,261,391
Zurich Insurance Group Ltd.	54,007	23,937,024

TOTAL SWITZERLAND		618,182,123

United Kingdom - 13.4%
3i Group PLC	349,167	6,517,908
Abrdn PLC	784,429	2,726,767
Admiral Group PLC	69,289	2,721,491
Anglo American PLC (United Kingdom)	464,681	17,677,861
Antofagasta PLC	141,721	2,764,790
Ashtead Group PLC	161,061	13,498,523
Associated British Foods PLC	128,106	3,134,712
AstraZeneca PLC (United Kingdom)	555,988	69,554,844
Auto Trader Group PLC (b)	347,234	2,878,722
Aveva Group PLC	43,191	2,103,100
Aviva PLC	1,411,478	7,624,334
BAE Systems PLC	1,158,507	8,735,331
Barclays PLC	6,098,748	16,829,342
Barratt Developments PLC	365,017	3,311,977
Berkeley Group Holdings PLC	40,253	2,399,093
BHP Group PLC	757,951	20,018,667
BP PLC	7,264,418	34,803,113
British American Tobacco PLC (United Kingdom)	782,429	27,216,327
British Land Co. PLC	316,532	2,141,258
BT Group PLC (a)	3,202,897	6,088,438
Bunzl PLC	121,107	4,478,321
Burberry Group PLC	145,504	3,841,208
Compass Group PLC (a)	640,192	13,585,279
Croda International PLC	50,055	6,478,992
Diageo PLC	839,448	41,763,956
Direct Line Insurance Group PLC	483,853	1,936,206
Evraz PLC	183,124	1,557,819
GlaxoSmithKline PLC	1,805,833	37,490,591
Halma PLC	136,402	5,529,253
Hargreaves Lansdown PLC	127,855	2,689,381
Hikma Pharmaceuticals PLC	62,138	2,046,888
HSBC Holdings PLC (United Kingdom)	7,331,356	44,172,669
Imperial Brands PLC	339,552	7,165,580
Informa PLC (a)	540,131	3,839,385
InterContinental Hotel Group PLC (a)	65,744	4,605,176
Intertek Group PLC	58,014	3,886,388
J Sainsbury PLC	601,911	2,466,293
JD Sports Fashion PLC	185,519	2,762,345
Johnson Matthey PLC	69,569	2,602,053
Kingfisher PLC	758,977	3,483,395
Land Securities Group PLC	253,320	2,381,699
Legal & General Group PLC	2,140,571	8,463,263
Lloyds Banking Group PLC	25,464,044	17,427,099
London Stock Exchange Group PLC	118,056	11,492,010
M&G PLC	934,485	2,555,221
Melrose Industries PLC	1,571,546	3,393,867
Mondi PLC	174,449	4,357,045
National Grid PLC	1,276,303	16,341,222
NatWest Group PLC	2,077,170	6,285,234
Next PLC	47,695	5,199,647
NMC Health PLC (a)	55,366	10,519
Ocado Group PLC (a)	174,943	4,316,711
Pearson PLC	271,034	2,230,236
Persimmon PLC	114,413	4,260,539
Phoenix Group Holdings PLC	233,560	2,098,747
Prudential PLC (a)	938,642	19,198,026
Reckitt Benckiser Group PLC	256,027	20,784,986
RELX PLC (London Stock Exchange)	693,822	21,497,361
Rentokil Initial PLC	666,581	5,367,676
Rio Tinto PLC	403,024	25,129,134
Rolls-Royce Holdings PLC (a)	3,001,655	5,417,508
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,470,274	33,682,331
Class B (United Kingdom)	1,331,820	30,563,561
Sage Group PLC	385,353	3,748,580
Schroders PLC	44,644	2,211,731
Segro PLC	432,771	7,655,074
Severn Trent PLC	89,551	3,355,556
Smith & Nephew PLC	315,236	5,444,149
Smiths Group PLC	142,486	2,643,214
Spirax-Sarco Engineering PLC	26,496	5,658,545
SSE PLC	387,110	8,717,559
St. James's Place Capital PLC	193,345	4,179,393
Standard Chartered PLC (United Kingdom)	951,328	6,443,301
Taylor Wimpey PLC	1,306,708	2,763,810
Tesco PLC	2,775,144	10,246,572
Unilever PLC	940,374	50,349,390
United Utilities Group PLC	245,004	3,482,093
Vodafone Group PLC	10,034,846	14,789,883
Whitbread PLC (a)	72,421	3,240,955

TOTAL UNITED KINGDOM		836,511,223

United States of America - 0.1%
Coca-Cola European Partners PLC	73,565	3,873,197
TOTAL COMMON STOCKS
(Cost $4,842,239,083)		6,153,527,720

Nonconvertible Preferred Stocks - 0.6%
Germany - 0.6%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	20,517	1,745,619
Fuchs Petrolub AG	25,016	1,198,382
Henkel AG & Co. KGaA	63,927	5,718,352
Porsche Automobil Holding SE (Germany)	54,932	5,717,129
Sartorius AG (non-vtg.)	9,403	6,091,474
Volkswagen AG	66,559	14,912,938
TOTAL NONCOVERTIBLE PREFERRED STOCKS
(Cost $28,045,662)		35,383,894

Money Market Funds - 0.1%
Fidelity Securities Lending Cash Central Fund 0.06% (e)(f)
(Cost $4,060,855)	4,060,449	4,060,855
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $4,874,345,600)		6,192,972,469
NET OTHER ASSETS (LIABILITIES) - 0.9%		59,174,107
NET ASSETS - 100%		$6,252,146,576

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	545	Dec. 2021	$63,754,100	$322,953	$322,953

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $120,194,499 or 1.9% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$40,285,529	$2,064,337,801	$2,104,623,432	$32,238	$102	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	19,215,112	178,991,385	194,145,642	339,825	--	--	4,060,855	0.0%
Total	$59,500,641	$2,243,329,186	$2,298,769,074	$372,063	$102	$--	$4,060,855

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$280,825,901	$98,788,336	$182,037,565	$--
Consumer Discretionary	798,213,588	355,936,646	442,276,942	--
Consumer Staples	631,748,721	173,105,120	458,643,601	--
Energy	217,026,200	40,124,144	176,902,056	--
Financials	1,078,326,996	588,326,891	490,000,105	--
Health Care	784,326,315	215,016,688	569,309,627	--
Industrials	965,052,599	435,775,963	529,276,636	--
Information Technology	597,942,732	103,377,200	494,565,532	--
Materials	452,472,012	198,908,823	253,563,189	--
Real Estate	174,465,026	115,285,867	59,179,159	--
Utilities	208,511,524	109,361,064	99,150,460	--
Money Market Funds	4,060,855	4,060,855	--	--
Total Investments in Securities:	$6,192,972,469	$2,438,067,597	$3,754,904,872	$--
Derivative Instruments:
Assets
Futures Contracts	$322,953	$322,953	$--	$--
Total Assets	$322,953	$322,953	$--	$--
Total Derivative Instruments:	$322,953	$322,953	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$322,953	$0
Total Equity Risk	322,953	0
Total Value of Derivatives	$322,953	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $3,779,282) — See accompanying schedule: Unaffiliated issuers (cost $4,870,284,745)	$6,188,911,614
Fidelity Central Funds (cost $4,060,855)	4,060,855
Total Investment in Securities (cost $4,874,345,600)		$6,192,972,469
Segregated cash with brokers for derivative instruments		3,411,217
Foreign currency held at value (cost $23,092,865)		23,186,218
Receivable for investments sold		3,402,278
Receivable for fund shares sold		1,202,693
Dividends receivable		15,313,974
Reclaims receivable		22,744,236
Interest receivable		5,788
Distributions receivable from Fidelity Central Funds		5,053
Prepaid expenses		6,502
Receivable from investment adviser for expense reductions		57,031
Other receivables		537
Total assets		6,262,307,996
Liabilities
Payable to custodian bank	$597,507
Payable for investments purchased
Regular delivery	2,449,106
Delayed delivery	54,198
Payable for fund shares redeemed	2,120,592
Accrued management fee	179,899
Payable for daily variation margin on futures contracts	390,744
Other payables and accrued expenses	308,519
Collateral on securities loaned	4,060,855
Total liabilities		10,161,420
Net Assets		$6,252,146,576
Net Assets consist of:
Paid in capital		$5,411,358,542
Total accumulated earnings (loss)		840,788,034
Net Assets		$6,252,146,576
Net Asset Value, offering price and redemption price per share ($6,252,146,576 ÷ 430,642,426 shares)		$14.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$131,286,893
Non-Cash dividends		14,981,426
Income from Fidelity Central Funds (including $339,825 from security lending)		372,063
Income before foreign taxes withheld		146,640,382
Less foreign taxes withheld		(14,898,264)
Total income		131,742,118
Expenses
Management fee	$1,708,423
Custodian fees and expenses	461,459
Independent trustees' fees and expenses	13,923
Registration fees	43,158
Audit	101,867
Legal	8,089
Interest	2,268
Miscellaneous	21,313
Total expenses before reductions	2,360,500
Expense reductions	(633,297)
Total expenses after reductions		1,727,203
Net investment income (loss)		130,014,915
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,331,664
Fidelity Central Funds	102
Foreign currency transactions	(578,608)
Futures contracts	23,134,044
Total net realized gain (loss)		61,887,202
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,017,836,784
Assets and liabilities in foreign currencies	(432,077)
Futures contracts	4,038,901
Total change in net unrealized appreciation (depreciation)		1,021,443,608
Net gain (loss)		1,083,330,810
Net increase (decrease) in net assets resulting from operations		$1,213,345,725

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$130,014,915	$129,126,696
Net realized gain (loss)	61,887,202	(348,165,849)
Change in net unrealized appreciation (depreciation)	1,021,443,608	(345,853,085)
Net increase (decrease) in net assets resulting from operations	1,213,345,725	(564,892,238)
Distributions to shareholders	(79,662,707)	(205,960,432)
Share transactions
Proceeds from sales of shares	2,374,722,124	2,458,344,434
Reinvestment of distributions	79,438,628	201,549,942
Cost of shares redeemed	(993,618,213)	(4,721,154,030)
Net increase (decrease) in net assets resulting from share transactions	1,460,542,539	(2,061,259,654)
Total increase (decrease) in net assets	2,594,225,557	(2,832,112,324)
Net Assets
Beginning of period	3,657,921,019	6,490,033,343
End of period	$6,252,146,576	$3,657,921,019
Other Information
Shares
Sold	166,626,703	224,395,398
Issued in reinvestment of distributions	6,210,995	16,753,944
Redeemed	(73,639,882)	(442,136,418)
Net increase (decrease)	99,197,816	(200,987,076)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Index Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.04	$12.19	$11.27	$12.40	$10.19
Income from Investment Operations
Net investment income (loss)A	.37	.28	.38	.37	.33
Net realized and unrealized gain (loss)	3.36	(1.04)	.85	(1.24)	2.02
Total from investment operations	3.73	(.76)	1.23	(.87)	2.35
Distributions from net investment income	(.25)	(.39)	(.31)	(.20)	(.12)
Distributions from net realized gain	–	–	–	(.06)	(.03)
Total distributions	(.25)	(.39)	(.31)	(.26)	(.14)B
Net asset value, end of period	$14.52	$11.04	$12.19	$11.27	$12.40
Total ReturnC,D	34.09%	(6.51)%	11.36%	(7.14)%	23.41%
Ratios to Average Net AssetsE,F
Expenses before reductions	.05%	.05%	.11%	.13%	.12%
Expenses net of fee waivers, if any	.04%	.04%	.05%	.05%	.05%
Expenses net of all reductions	.04%	.04%	.05%	.05%	.05%
Net investment income (loss)	2.66%	2.51%	3.35%	2.98%	2.89%
Supplemental Data
Net assets, end of period (000 omitted)	$6,252,147	$3,657,921	$6,490,033	$7,884,495	$6,365,867
Portfolio turnover rateG	10%	16%	4%	7%	2%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity SAI International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,563,083,119
Gross unrealized depreciation	(291,459,343)
Net unrealized appreciation (depreciation)	$1,271,623,776
Tax Cost	$4,921,348,693

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$142,800,082
Capital loss carryforward	$(574,244,456)
Net unrealized appreciation (depreciation) on securities and other investments	$1,272,232,407

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(192,874,404)
Long-term	(381,370,052)
Total capital loss carryforward	$(574,244,456)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$79,662,707	$ 205,960,432

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Index Fund	2,056,462,278	489,311,352

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .04% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Index Fund	Borrower	$28,339,111.32%		$2,268

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Index Fund	$8,332

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Index Fund	$30,662	$–	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .035% of average net assets. This reimbursement will remain in place through February 28, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $633,297.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity SAI International Index Fund	18%	10%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Index Fund	28%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity SAI International Index Fund	.04%
Actual		$1,000.00	$1,042.40	$.21
Hypothetical-C		$1,000.00	$1,025.00	$.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 98% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2746 and $0.0246 for the dividend paid December 7, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity’s and Geode’s investment staffs, including their size, education, experience, and resources, as well as Fidelity’s and Geode’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity’s global investment organization, and that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity’s and Geode’s investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity’s and Geode’s trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. No performance peer group information was considered by the Board due to the fact that the peer group does not distinguish between passively-managed and actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board considered that (i) effective July 1, 2016, the fund's management fee rate was reduced from 0.10% to 0.05%, and (ii) effective August 1, 2019, the fund's management fee rate was further reduced from 0.05% to 0.035%. The Board considered that the chart below reflects the fund's lower management fee rates for 2016 and 2019, as if the lower fee rates were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

At its July 2021 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective August 1, 2021) that lowered the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.035% through February 28, 2022.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SV7-ANN-1221
1.9879602.105

Fidelity® SAI Emerging Markets Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® SAI Emerging Markets Index Fund	15.87%	9.04%	11.04%

 A From January 5, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Index Fund on January 5, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$18,403	Fidelity® SAI Emerging Markets Index Fund
$18,856	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 15.87%, compared with the 16.98% advance of the benchmark MSCI Emerging Markets (Net MA) index. (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) By sector, information technology rose approximately 34% and contributed most, followed by financials, which gained about 36%, benefiting from the banks industry (+42%). The materials sector rose 44%, energy gained 56%, and industrials advanced roughly 29%. Other notable contributors included the consumer staples (+15%), utilities (+32%), and health care (+4%) sectors. From a sector standpoint, stocks in the consumer discretionary sector returned about -15% and detracted most. This group was hampered by the retailing (-31%) industry. Real estate (-9%) and communication services (-1%), especially in the media & entertainment industry (-8%), also hurt. Turning to individual stocks, the top contributor was Taiwan Semiconductor (+43%), from the semiconductors & semiconductor equipment industry, followed by Samsung Electronics (+24%), within the technology hardware & equipment segment. In energy, Gazprom advanced 163% and Sberbank of Russia (+110%) from the banks category also helped. Infosys, within the software & services group, rose roughly 59% and boosted the fund. In contrast, the biggest individual detractor was Alibaba Group Holding (-45%), from the retailing industry. Tencent Holdings, within the media & entertainment segment, returned -19% and hindered the fund. In consumer services, TAL Education Group (-94%) and New Oriental Education & Technology Group (-87%) hurt. Another detractor was Ping An Insurance (-28%), a stock in the insurance category.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Cayman Islands	20.8%
Taiwan	13.9%
Korea (South)	11.9%
India	11.7%
China	11.1%
Brazil	3.8%
Saudi Arabia	3.3%
Russia	3.3%
United States of America	3.2%
Other*	17.0%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.3
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	3.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.5
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.7
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.2
Infosys Ltd. (India, IT Services)	0.9
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	0.9
China Construction Bank Corp. (H Shares) (China, Banks)	0.8
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	0.8
24.4

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	20.1
Financials	20.1
Consumer Discretionary	14.6
Communication Services	10.1
Materials	8.5
Consumer Staples	6.2
Energy	5.4
Industrials	4.0
Health Care	4.5
Utilities	2.3

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
Argentina - 0.0%
YPF SA Class D sponsored ADR (a)	98,186	$412,381
Bailiwick of Jersey - 0.1%
Polymetal International PLC	166,553	3,102,834
Bermuda - 0.6%
Alibaba Health Information Technology Ltd. (a)	1,913,000	2,416,913
Alibaba Pictures Group Ltd. (a)	5,700,000	608,059
Beijing Enterprises Water Group Ltd.	2,270,000	866,512
Brilliance China Automotive Holdings Ltd. (a)	1,362,000	405,740
China Gas Holdings Ltd.	1,456,300	3,642,388
China Resource Gas Group Ltd.	440,000	2,363,858
China Youzan Ltd. (a)	6,592,000	838,774
Cosco Shipping Ports Ltd.	862,473	718,312
Credicorp Ltd. (United States)	32,255	4,182,183
GOME Electrical Appliances Holdings Ltd. (a)(b)	5,737,000	582,511
HengTen Networks Group Ltd. (a)(b)	1,316,000	451,606
Hopson Development Holdings Ltd.	338,800	925,326
Huabao International Holdings Ltd.	375,000	704,646
Kunlun Energy Co. Ltd.	1,867,000	1,708,507
Nine Dragons Paper (Holdings) Ltd.	784,000	985,479
Shenzhen International Holdings Ltd.	567,396	684,769

TOTAL BERMUDA		22,085,583

Brazil - 2.8%
Ambev SA	2,240,498	6,744,757
Americanas SA (a)	187,720	987,860
Atacadao SA	241,200	711,146
B3 SA - Brasil Bolsa Balcao	2,909,640	6,140,156
Banco Bradesco SA	692,175	2,084,938
Banco do Brasil SA	397,005	2,004,792
Banco Inter SA unit	162,182	1,020,139
Banco Santander SA (Brasil) unit	189,700	1,156,256
BB Seguridade Participacoes SA	314,258	1,230,015
BRF SA (a)	305,869	1,258,963
BTG Pactual Participations Ltd. unit	519,700	2,076,480
CCR SA	554,612	1,123,218
Centrais Eletricas Brasileiras SA (Electrobras)	160,497	962,049
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	166,100	1,035,955
Companhia Siderurgica Nacional SA (CSN)	325,900	1,315,426
Cosan SA	486,624	1,706,348
CPFL Energia SA	103,800	483,890
Energisa SA unit	85,200	598,112
ENGIE Brasil Energia SA	94,920	654,406
Equatorial Energia SA	428,800	1,738,358
Hapvida Participacoes e Investimentos SA (c)	510,200	1,043,217
Hypermarcas SA	172,500	857,640
JBS SA	423,500	2,930,238
Klabin SA unit	327,100	1,329,543
Localiza Rent A Car SA	285,611	2,292,459
Lojas Renner SA	423,456	2,418,227
Magazine Luiza SA	1,380,508	2,644,192
Natura & Co. Holding SA (a)	422,426	2,911,579
Notre Dame Intermedica Participacoes SA	241,640	2,747,875
Petroleo Brasileiro SA - Petrobras (ON)	1,761,208	8,634,719
Raia Drogasil SA	512,500	2,111,277
Rede D'Oregon Sao Luiz SA (c)	110,500	1,155,161
Rumo SA (a)	611,900	1,733,634
Suzano Papel e Celulose SA (a)	348,812	3,042,633
Telefonica Brasil SA	237,700	1,917,166
TIM SA	396,400	788,052
Totvs SA	230,800	1,339,702
Ultrapar Participacoes SA	341,938	790,654
Ultrapar Participacoes SA rights 11/3/21 (a)(d)	24,508	43
Vale SA	1,859,706	23,596,433
Via S/A (a)	622,900	678,769
Vibra Energia SA	554,849	2,062,570
Weg SA	805,980	5,283,897

TOTAL BRAZIL		107,342,944

British Virgin Islands - 0.0%
Mail.Ru Group Ltd. unit (a)	53,481	1,099,228
Cayman Islands - 20.8%
3SBio, Inc. (a)(c)	633,000	579,264
51job, Inc. sponsored ADR (a)	14,878	886,134
AAC Technology Holdings, Inc.	350,133	1,513,351
Abu Dhabi Islamic Bank	692,276	1,100,661
Agile Property Holdings Ltd.	536,000	421,608
Agora, Inc. ADR (a)(b)	23,327	508,529
Airtac International Group	65,926	1,965,113
Akeso, Inc. (a)(c)	138,000	773,318
Alibaba Group Holding Ltd. (a)	7,110,516	146,211,108
Anta Sports Products Ltd.	509,000	7,955,067
Autohome, Inc. ADR Class A	33,167	1,305,121
Baidu, Inc. sponsored ADR (a)	127,270	20,648,285
Baozun, Inc. sponsored ADR (a)	29,567	511,509
BeiGene Ltd. ADR (a)	21,623	7,734,980
Bilibili, Inc. ADR (a)(b)	76,293	5,592,277
Bosideng International Holdings Ltd.	1,568,000	1,217,238
Burning Rock Biotech Ltd. ADR (a)	21,163	298,187
Chailease Holding Co. Ltd.	606,884	5,797,491
China Aoyuan Group Ltd.	582,000	229,643
China Conch Venture Holdings Ltd.	752,600	3,675,702
China East Education Holdings Ltd. (c)	249,500	237,619
China Education Group Holdings Ltd.	356,000	611,292
China Evergrande Group	961,000	286,552
China Feihe Ltd. (c)	1,704,000	2,838,357
China Hongqiao Group Ltd.	1,084,200	1,205,363
China Huishan Dairy Holdings Co. Ltd. (a)(d)	2,302,000	3
China Liansu Group Holdings Ltd.	518,000	804,247
China Literature Ltd. (a)(c)	192,100	1,336,960
China Medical System Holdings Ltd.	646,000	1,100,952
China Meidong Auto Holding Ltd.	270,000	1,401,966
China Mengniu Dairy Co. Ltd.	1,495,000	9,520,886
China Overseas Property Holdings Ltd.	640,000	575,798
China Resources Cement Holdings Ltd.	1,212,000	1,021,878
China Resources Land Ltd.	1,514,812	5,899,210
China Resources Mixc Lifestyle Services Ltd. (c)	200,400	1,054,737
China State Construction International Holdings Ltd.	887,500	911,397
China Yuhua Education Corp. Ltd. (c)	678,000	308,479
ChinaSoft International Ltd.	1,066,000	1,783,860
Chindata Group Holdings Ltd. ADR (a)	41,848	416,806
CIFI Ever Sunshine Services Group Ltd.	368,000	667,844
CIFI Holdings Group Co. Ltd.	1,552,814	862,176
Country Garden Holdings Co. Ltd.	3,627,719	3,408,345
Country Garden Services Holdings Co. Ltd.	697,000	5,419,767
Dali Foods Group Co. Ltd. (c)	1,032,800	574,773
Daqo New Energy Corp. ADR (a)	25,351	1,972,054
ENN Energy Holdings Ltd.	372,143	6,442,730
Gaotu Techedu, Inc. ADR (a)(b)	59,307	174,363
GDS Holdings Ltd. ADR (a)(b)	42,388	2,517,847
Geely Automobile Holdings Ltd.	2,782,517	9,673,811
Genscript Biotech Corp. (a)	538,000	2,389,037
Greentown China Holdings Ltd.	422,500	584,294
Greentown Service Group Co. Ltd.	706,000	701,418
Haidilao International Holding Ltd. (b)(c)	502,000	1,406,542
Haitian International Holdings Ltd.	309,000	905,495
Hansoh Pharmaceutical Group Co. Ltd. (c)	568,000	1,268,792
Hello Group, Inc. ADR	79,390	988,406
Hengan International Group Co. Ltd.	312,900	1,634,777
Huazhu Group Ltd. ADR (a)	84,207	3,903,837
Hutchison China Meditech Ltd. sponsored ADR (a)	40,327	1,186,420
HUYA, Inc. ADR (a)(b)	39,957	328,447
I-Mab ADR (a)	15,450	954,656
Innovent Biologics, Inc. (a)(c)	552,500	4,956,558
iQIYI, Inc. ADR (a)	135,226	1,119,671
JD Health International, Inc. (b)(c)	142,150	1,258,805
JD.com, Inc. sponsored ADR (a)	407,437	31,894,168
Jinxin Fertility Group Ltd. (a)(c)	604,000	855,482
Jiumaojiu International Holdings Ltd. (c)	347,000	869,674
JOYY, Inc. ADR	27,190	1,370,104
Kaisa Group Holdings Ltd.	1,301,571	200,744
KE Holdings, Inc. ADR (a)	168,263	3,065,752
Kingboard Chemical Holdings Ltd.	316,400	1,384,669
Kingboard Laminates Holdings Ltd.	454,500	712,666
Kingdee International Software Group Co. Ltd. (a)	1,234,000	4,076,062
Kingsoft Cloud Holdings Ltd. ADR (a)(b)	26,495	608,590
Kingsoft Corp. Ltd.	458,800	1,972,477
Kuaishou Technology Class B (c)	128,300	1,706,709
KWG Group Holdings Ltd.	602,000	526,136
Lee & Man Paper Manufacturing Ltd.	632,000	474,376
Li Ning Co. Ltd.	1,055,000	11,729,002
Logan Property Holdings Co. Ltd.	636,000	638,411
Longfor Properties Co. Ltd. (c)	858,200	4,169,393
Lufax Holding Ltd. ADR (a)(b)	86,012	542,736
Meituan Class B (a)(c)	1,874,500	63,786,688
Microport Scientific Corp.	303,400	1,431,114
Ming Yuan Cloud Group Holdings Ltd.	185,000	606,324
Minth Group Ltd.	358,000	1,430,988
NetEase, Inc. ADR	188,993	18,443,827
New Oriental Education & Technology Group, Inc. sponsored ADR	729,341	1,495,149
NIO, Inc. sponsored ADR (a)	628,754	24,779,195
Noah Holdings Ltd. sponsored ADR (a)	17,201	731,215
OneConnect Financial Technology Co. Ltd. ADR (a)(b)	56,586	179,378
Perennial Energy Holdings Ltd.	120,000	24,677
Pinduoduo, Inc. ADR (a)	205,880	18,306,850
Ping An Healthcare and Technology Co. Ltd. (a)(b)(c)	220,100	1,070,726
Powerlong Real Estate Holding Ltd.	686,000	472,587
RLX Technology, Inc. ADR (b)	267,692	1,300,983
Sany Heavy Equipment International Holdings Co. Ltd.	531,000	608,768
Seazen Group Ltd.	1,036,000	821,556
Shenzhou International Group Holdings Ltd.	389,200	8,385,004
Shimao Property Holdings Ltd.	586,200	922,189
Shimao Services Holdings Ltd. (c)	287,000	547,404
Silergy Corp.	37,000	6,085,832
Sino Biopharmaceutical Ltd.	4,903,750	3,630,307
Smoore International Holdings Ltd. (c)	796,000	3,816,053
SSY Group Ltd.	660,000	314,710
Sunac China Holdings Ltd.	1,216,000	2,619,390
Sunac Services Holdings Ltd. (c)	300,000	608,444
Sunny Optical Technology Group Co. Ltd.	336,100	9,080,165
TAL Education Group ADR (a)	195,368	799,055
Tencent Holdings Ltd.	2,696,500	164,027,536
Tencent Music Entertainment Group ADR (a)	315,808	2,482,251
Tingyi (Cayman Islands) Holding Corp.	945,000	1,768,421
Tongcheng-Elong Holdings Ltd. (a)	460,800	1,031,699
Topsports International Holdings Ltd. (c)	751,000	913,111
Trip.com Group Ltd. ADR (a)	238,374	6,807,961
Uni-President China Holdings Ltd.	650,000	554,720
Up Fintech Holdings Ltd. ADR (a)(b)	38,572	249,561
Vinda International Holdings Ltd.	175,000	482,456
Vipshop Holdings Ltd. ADR (a)	211,234	2,357,371
Vnet Group, Inc. ADR (a)	43,428	680,951
Want Want China Holdings Ltd.	2,321,418	1,799,133
Weibo Corp. sponsored ADR (a)(b)	29,979	1,348,455
Weimob, Inc. (a)(b)(c)	814,000	1,261,724
Wuxi Biologics (Cayman), Inc. (a)(c)	1,657,500	25,106,096
Xiaomi Corp. Class B (a)(c)	6,757,400	18,542,573
Xinyi Solar Holdings Ltd.	2,291,538	4,794,838
XPeng, Inc. ADR (a)	181,433	8,460,221
Yadea Group Holdings Ltd. (c)	566,000	974,796
Yihai International Holding Ltd.	227,000	1,334,779
Zai Lab Ltd. ADR (a)	35,632	3,719,981
Zhen Ding Technology Holding Ltd.	316,000	1,089,460
Zhenro Properties Group Ltd.	620,000	294,840
Zhongsheng Group Holdings Ltd. Class H	272,600	2,464,804
ZTO Express, Inc. sponsored ADR	206,939	6,069,521

TOTAL CAYMAN ISLANDS		793,254,801

Chile - 0.3%
Banco de Chile	21,159,293	1,836,320
Banco de Credito e Inversiones	25,561	860,747
Banco Santander Chile	30,700,924	1,343,519
Cencosud SA	684,790	1,001,721
Cencosud Shopping SA	236,069	228,475
Colbun SA	3,943,691	271,962
Compania Cervecerias Unidas SA	72,870	610,523
Empresas CMPC SA	509,288	939,694
Empresas COPEC SA	181,160	1,425,229
Enel Americas SA	9,904,486	1,126,202
Enel Chile SA	12,864,108	527,057
Falabella SA	351,584	972,248

TOTAL CHILE		11,143,697

China - 11.1%
360 Security Technology, Inc. (A Shares) (a)	155,300	291,896
A-Living Smart City Services C (H Shares) (c)	278,750	935,078
Addsino Co. Ltd. (A Shares)	43,700	104,718
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)	17,003	414,607
AECC Aero-Engine Control Co. Ltd. (A Shares)	30,500	127,033
AECC Aviation Power Co. Ltd.	74,100	684,347
Agricultural Bank of China Ltd.:
(A Shares)	1,552,800	712,677
(H Shares)	12,981,297	4,421,366
Aier Eye Hospital Group Co. Ltd. (A Shares)	145,510	1,102,385
Air China Ltd. (H Shares) (a)	1,148,000	810,040
Aluminum Corp. of China Ltd.:
(A shares) (a)	1,314,300	1,259,775
(H Shares) (a)	296,000	178,130
Angel Yeast Co. Ltd. (A Shares)	22,400	194,530
Anhui Conch Cement Co. Ltd.:
(A Shares)	47,600	282,966
(H Shares)	673,900	3,351,961
Anhui Gujing Distillery Co. Ltd.:
(A Shares)	25,100	892,013
(B Shares)	13,900	179,152
Anhui Honglu Steel Construction Group Co. Ltd.	13,900	91,354
Anhui Kouzi Distillery Co. Ltd. (A Shares)	15,400	145,760
Apeloa Pharmaceutical Co. Ltd. A Shares	31,600	171,276
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	6,700	416,502
Autobio Diagnostics Co. Ltd.	13,710	117,030
Avary Holding Shenzhen Co. Ltd. (A Shares)	41,200	225,046
AVIC Capital Co. Ltd. (A Shares)	264,900	160,865
AVIC Electromechanical Systems Co. Ltd. (A Shares)	104,300	247,490
AviChina Industry & Technology Co. Ltd. (H Shares)	1,107,000	705,703
Avicopter PLC (A Shares)	15,300	150,044
Bank of Beijing Co. Ltd. (A Shares)	555,525	384,182
Bank of Chengdu Co. Ltd. (A Shares)	99,800	198,798
Bank of China Ltd.:
(A Shares)	304,500	144,983
(H Shares)	38,036,464	13,461,173
Bank of Communications Co. Ltd.:
(A Shares)	1,101,600	777,307
(H Shares)	4,095,176	2,436,947
Bank of Hangzhou Co. Ltd. (A Shares)	156,700	349,323
Bank of Jiangsu Co. Ltd. (A Shares)	390,143	383,093
Bank of Nanjing Co. Ltd. (A Shares)	262,300	397,192
Bank of Ningbo Co. Ltd. (A Shares)	160,200	955,335
Bank of Shanghai Co. Ltd. (A Shares)	370,780	421,962
Baoshan Iron & Steel Co. Ltd. (A Shares)	601,000	668,951
BBMG Corp. (A Shares)	247,600	108,614
Beijing BDStar Navigation Co. Ltd. (A Shares) (a)	14,900	92,158
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	933,000	605,572
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)	108,200	144,925
Beijing E-Hualu Information Technology Co. Ltd. (A Shares) (a)	17,400	78,583
Beijing Enlight Media Co. Ltd. (A Shares)	80,600	117,772
Beijing Kingsoft Office Software, Inc. (A Shares)	10,281	473,914
Beijing New Building Materials PLC (A Shares)	45,300	199,707
Beijing Originwater Technology Co. Ltd. (A Shares)	101,800	110,926
Beijing Roborock Technology Co. Ltd. (A Shares)	1,811	254,443
Beijing Shiji Information Technology Co. Ltd. (A Shares)	29,540	109,200
Beijing Shunxin Agriculture Co. Ltd.	20,100	102,230
Beijing Sinnet Technology Co. Ltd. (A Shares)	44,200	91,150
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	36,340	163,780
Beijing United Information Technology Co. Ltd. (A Shares)	9,300	162,894
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	11,000	379,898
Beijing Yanjing Brewery Co. Ltd. (A Shares)	84,600	87,562
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. (A Shares)	6,500	164,384
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	1,098,800	789,054
Betta Pharmaceuticals Co. Ltd. (A Shares)	11,100	137,239
BGI Genomics Co. Ltd.	10,900	151,646
BOC International China Co. Ltd.	47,800	99,096
BOE Technology Group Co. Ltd. (A Shares)	936,000	717,443
By-Health Co. Ltd. (A Shares)	45,900	182,575
BYD Co. Ltd.:
(A Shares)	37,100	1,803,005
(H Shares)	389,800	14,908,907
C&S Paper Co. Ltd. (A Shares)	35,800	95,232
Caitong Securities Co. Ltd.	101,500	162,571
CanSino Biologics, Inc. (H Shares) (a)(c)	43,800	1,128,143
CGN Power Co. Ltd. (H Shares) (c)	5,122,447	1,382,577
Chacha Food Co. Ltd. (A Shares)	13,300	118,139
Changchun High & New Technology Industry Group, Inc. (A Shares)	11,100	472,643
Changjiang Securities Co. Ltd. (A Shares)	160,900	181,855
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	7,700	274,860
Chaozhou Three-Circle Group Co. (A Shares)	48,100	300,355
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	43,300	110,383
China Baoan Group Co. Ltd. (A Shares)	73,900	241,228
China Bohai Bank Co. Ltd. (H Shares) (c)	1,196,000	453,467
China Cinda Asset Management Co. Ltd. (H Shares)	3,882,000	648,622
China CITIC Bank Corp. Ltd. (H Shares)	4,179,051	1,836,945
China Communications Services Corp. Ltd. (H Shares)	1,114,000	615,667
China Construction Bank Corp. (H Shares)	45,405,000	30,901,771
China CSSC Holdings Ltd. (A Shares)	120,700	424,897
China Eastern Airlines Corp. Ltd.:
(A Shares) (a)	39,700	29,934
(H Shares) (a)	482,000	189,566
China Everbright Bank Co. Ltd.:
(A Shares)	2,003,400	1,075,861
(H Shares)	238,000	83,815
China Fortune Land Development Co. Ltd. (A Shares) (a)	90,750	52,134
China Galaxy Securities Co. Ltd.:
(A Shares)	255,900	394,691
(H Shares)	1,300,000	725,146
China Great Wall Securities Co. Ltd. (A Shares)	65,900	117,382
China Greatwall Technology Group Co. Ltd. (A Shares)	81,700	171,544
China Huarong Asset Management Co. Ltd. (a)(c)(d)	4,537,000	594,787
China International Capital Corp. Ltd. (H Shares) (c)	775,800	1,930,401
China International Travel Service Corp. Ltd. (A Shares)	53,700	2,250,525
China Jushi Co. Ltd. (A Shares)	108,114	323,038
China Life Insurance Co. Ltd. (H Shares)	3,721,747	6,465,683
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,586,000	3,705,865
China Merchants Bank Co. Ltd.:
(A Shares)	398,400	3,356,617
(H Shares)	2,001,921	16,866,001
China Merchants Energy Shipping Co. Ltd. (A Shares)	240,720	172,111
China Merchants Property Operation & Service Co. Ltd. (A Shares)	24,700	52,055
China Merchants Securities Co. Ltd. (A Shares)	198,450	531,616
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	220,200	358,535
China Minsheng Banking Corp. Ltd.:
(A Shares)	1,192,400	724,105
(H Shares)	2,377,061	944,042
China Molybdenum Co. Ltd.:
(A Shares)	553,500	517,576
(H Shares)	1,564,000	970,904
China National Building Materials Co. Ltd. (H Shares)	1,834,000	2,305,317
China National Chemical Engineering Co. Ltd. (A Shares)	133,608	219,212
China National Medicines Corp. Ltd. (A Shares)	20,700	98,560
China National Nuclear Power Co. Ltd. (A Shares)	410,100	438,541
China National Software & Service Co. Ltd. (A Shares)	12,200	97,512
China Northern Rare Earth Group High-Tech Co. Ltd.	95,800	756,739
China Oilfield Services Ltd. (H Shares)	924,000	889,501
China Pacific Insurance (Group) Co. Ltd.	73,900	316,100
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,425,028	4,395,691
China Petroleum & Chemical Corp.:
(A Shares)	658,100	436,627
(H Shares)	11,778,704	5,738,973
China Railway Group Ltd.:
(A Shares)	1,446,500	1,185,517
(H Shares)	411,000	201,261
China Railway Signal & Communications Corp. (A Shares)	211,253	162,585
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	30,200	113,761
China Shenhua Energy Co. Ltd.:
(A Shares)	187,785	583,077
(H Shares)	1,611,702	3,471,772
China South Publishing & Media Group Co. Ltd. (A Shares)	46,600	59,653
China Southern Airlines Ltd. (H Shares) (a)	1,218,000	742,024
China State Construction Engineering Corp. Ltd. (A Shares)	1,133,540	824,618
China Tower Corp. Ltd. (H Shares) (c)	19,981,000	2,593,768
China TransInfo Technology Co. Ltd. (A Shares)	41,300	86,265
China United Network Communications Ltd. (A Shares)	460,700	293,433
China Vanke Co. Ltd.:
(A Shares)	341,700	971,371
(H Shares)	728,700	1,706,435
China Yangtze Power Co. Ltd. (A Shares)	615,100	2,040,491
China Zheshang Bank Co. Ltd.	439,000	235,751
Chongqing Brewery Co. Ltd. (A Shares) (a)	13,100	307,676
Chongqing Changan Automobile Co. Ltd. (A Shares)	178,780	544,231
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	24,200	131,772
Chongqing Rural Commercial Bank Co. Ltd.:
(A Shares)	181,300	108,116
(H Shares)	1,191,646	428,842
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	44,800	1,050,456
CITIC Securities Co. Ltd.:
(A Shares)	305,200	1,233,045
(H Shares)	1,089,100	2,774,367
Contemporary Amperex Technology Co. Ltd.	65,300	6,516,187
COSCO Shipping Energy Transportation Co. Ltd. (H Shares)	276,000	122,028
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares)	322,920	833,293
(H Shares) (b)	1,632,300	2,534,308
CRRC Corp. Ltd. (A Shares)	429,000	397,808
CSC Financial Co. Ltd. (A Shares)	117,300	518,037
Daan Gene Co. Ltd.	39,568	118,906
DaShenLin Pharmaceutical Group Co. Ltd.	21,240	117,279
DHC Software Co. Ltd. (A Shares)	88,500	95,881
Dong E-E-Jiao Co. Ltd. (A Shares)	17,300	109,729
Dongfang Electric Corp. Ltd. (A Shares)	80,400	227,805
Dongfeng Motor Group Co. Ltd. (H Shares)	1,201,000	1,122,199
Dongxing Securities Co. Ltd. (A Shares)	80,700	138,075
East Money Information Co. Ltd. (A Shares)	284,484	1,461,113
Ecovacs Robotics Co. Ltd. Class A	13,100	350,724
ENN Natural Gas Co. Ltd. (A Shares)	53,200	152,896
Eve Energy Co. Ltd. (A shares)	53,074	939,975
Everbright Securities Co. Ltd. (A Shares)	106,858	254,060
Fangda Carbon New Material Co. Ltd. (A Shares)	111,748	187,359
FAW Jiefang Group Co. Ltd. (A Shares)	76,800	124,808
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)	33,100	89,031
Financial Street Holdings Co. Ltd. (A Shares)	84,300	76,855
First Capital Securities Co. Ltd. (A Shares)	120,600	128,587
Flat Glass Group Co. Ltd.	20,000	107,962
Flat Glass Group Co. Ltd. (A Shares)	142,200	1,221,156
Focus Media Information Technology Co. Ltd. (A Shares)	394,440	453,199
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	94,822	1,732,205
Founder Securities Co. Ltd. (A Shares)	223,500	284,707
Foxconn Industrial Internet Co. Ltd. (A Shares)	197,197	349,403
Fu Jian Anjoy Foods Co. Ltd. (A Shares)	6,500	205,622
Fujian Sunner Development Co. Ltd. A Shares	33,100	115,953
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	250,000	1,927,955
(H Shares) (c)	40,800	235,450
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	2,000	106,916
Ganfeng Lithium Co. Ltd. (A Shares)	29,500	770,917
GCL System Integration Technology Co. Ltd. (a)	166,200	104,560
GEM Co. Ltd. (A Shares)	133,100	226,482
Gemdale Corp. (A Shares)	119,000	188,557
GF Securities Co. Ltd.:
(A Shares)	419,000	1,316,049
(H Shares)	113,228	192,388
Giant Network Group Co. Ltd. (A Shares)	50,000	77,587
Gigadevice Semiconductor Beijing, Inc. (A Shares)	18,160	480,553
GoerTek, Inc. (A Shares)	93,400	634,842
Gotion High-tech Co. Ltd. (A Shares) (a)	36,400	334,693
Great Wall Motor Co. Ltd.:
(A Shares)	29,300	311,033
(H Shares)	1,532,000	6,911,278
Greenland Holdings Corp. Ltd. (A Shares)	217,455	139,522
GRG Banking Equipment Co. Ltd. (A Shares)	61,700	99,787
Guangdong Haid Group Co. Ltd. (A Shares)	45,600	467,336
Guangdong Hongda Blasting Co. Ltd. (A Shares)	20,000	85,954
Guangdong Kinlong Hardware Products Co. Ltd. (A Shares)	9,000	187,678
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd.	19,500	68,280
Guanghui Energy Co. Ltd. (A Shares) (a)	186,700	192,653
Guangzhou Automobile Group Co. Ltd. (H Shares)	1,402,200	1,326,418
Guangzhou Baiyunshan Pharma Health (A Shares)	41,200	187,292
Guangzhou Haige Communications Group (A Shares)	73,500	108,315
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	12,600	225,200
Guangzhou R&F Properties Co. Ltd. (H Shares) (b)	765,200	479,940
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	17,900	212,372
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	27,200	700,323
Guangzhou Wondfo Biotech Co. Ltd. (A Shares)	12,595	68,168
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	73,575	88,785
Guolian Securities Co. Ltd.	44,200	84,388
Guosen Securities Co. Ltd. (A Shares)	178,300	317,312
Guotai Junan Securities Co. Ltd. (A Shares)	206,700	565,333
Guoyuan Securities Co. Ltd. (A Shares)	121,270	140,471
Haier Smart Home Co. Ltd.	967,200	3,617,444
Haier Smart Home Co. Ltd. (A Shares)	235,200	998,703
Haitong Securities Co. Ltd.:
(A Shares)	262,100	505,317
(H Shares)	1,337,600	1,191,385
Hangzhou First Applied Material Co. Ltd. (A Shares)	25,780	576,712
Hangzhou Great Star Industrial Co. Ltd. (A Shares) (a)	30,900	154,506
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	25,700	103,911
Hangzhou Robam Appliances Co. Ltd. (A Shares)	27,900	136,457
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	36,800	354,284
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	56,400	1,500,302
Hefei Meiya Optoelectronic Technology, Inc. (A Shares)	18,600	117,394
Heilongjiang Agriculture Co. Ltd. (A Shares)	48,900	105,041
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	77,600	357,366
Hengli Petrochemical Co. Ltd. (A Shares)	159,520	548,854
Hengyi Petrochemical Co. Ltd. (A Shares)	98,680	168,684
Hesteel Co. Ltd. (A Shares)	274,000	105,224
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	14,200	250,073
Hongfa Technology Co. Ltd. (A Shares)	20,200	234,425
Huaan Securities Co. Ltd. (A Shares)	141,560	112,925
Huadian Power International Corp. Ltd. (A Shares)	231,200	159,168
Huadong Medicine Co. Ltd. (A Shares)	47,400	271,121
Huafon Chemical Co. Ltd. (A Shares)	125,100	232,204
Huagong Tech Co. Ltd. (A Shares)	33,400	150,165
Hualan Biological Engineer, Inc. (A Shares)	48,670	225,656
Huaneng Power International, Inc.:
(A Shares)	231,200	278,274
(H Shares)	1,696,186	878,559
Huatai Securities Co. Ltd.:
(A Shares)	310,700	769,747
(H Shares) (c)	568,200	847,133
HUAXI Securities Co. Ltd.	80,700	114,012
Huaxia Bank Co. Ltd. (A Shares)	334,358	293,867
Huaxin Cement Co. Ltd. (A Shares)	36,600	95,646
Huayu Automotive Systems Co. Ltd. (A Shares)	85,100	355,239
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)	149,900	76,053
Huizhou Desay SV Automotive Co. Ltd.	12,400	207,804
Humanwell Healthcare Group Co. Ltd. (A Shares)	39,300	129,328
Hunan Valin Steel Co. Ltd. (A Shares)	159,800	133,213
Hundsun Technologies, Inc. (A Shares)	39,169	385,224
iFlytek Co. Ltd. (A Shares)	60,800	535,509
IMEIK Technology Development Co. Ltd. (A Shares)	5,200	507,925
Industrial & Commercial Bank of China Ltd. (H Shares)	28,603,000	15,679,085
Industrial Bank Co. Ltd. (A Shares)	554,300	1,612,084
Industrial Securities Co. Ltd. (A Shares)	178,500	254,413
Ingenic Semiconductor Co. Ltd. (A Shares)	13,000	278,843
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	162,900	1,093,502
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)	1,206,500	529,253
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	224,800	180,030
Inspur Electronic Information Industry Co. Ltd. (A Shares)	40,272	195,395
Intco Medical Technology Co. Ltd. (A Shares)	14,550	116,591
JA Solar Technology Co. Ltd. (A Shares)	44,800	638,177
Jafron Biomedical Co. Ltd. (A Shares)	22,340	180,234
Jason Furniture Hangzhou Co. Ltd. (A Shares)	17,300	168,091
JCET Group Co. Ltd. (A Shares)	46,000	221,966
Jiangsu Changshu Rural Commercial Bank Co. Ltd.	63,100	71,515
Jiangsu Eastern Shenghong Co. Ltd.	90,900	386,688
Jiangsu Expressway Co. Ltd. (H Shares)	568,000	537,302
Jiangsu Hengli Hydraulic Co. Ltd.	35,476	454,682
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	171,758	1,320,277
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	34,500	265,627
Jiangsu Shagang Co. Ltd. (A Shares)	59,100	57,294
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	40,800	1,185,832
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	8,100	148,919
Jiangsu Yoke Technology Co. Ltd. (A Shares)	12,900	152,949
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	30,200	166,092
Jiangsu Zhongnan Construction Group Co. Ltd. (A Shares)	102,200	61,105
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	91,900	145,043
Jiangxi Copper Co. Ltd.:
(A Shares)	262,100	952,942
(H Shares)	150,000	262,580
Jiangxi Zhengbang Technology Co. Ltd. (A Shares)	79,200	123,886
Jilin Aodong Pharmaceutical Group Co. Ltd. (A Shares)	34,400	85,010
Jinke Properties Group Co. Ltd. (A Shares)	139,900	96,969
JiuGui Liquor Co. Ltd. (A Shares)	9,000	301,946
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	51,400	92,517
Joinn Laboratories China Co. Ltd. (A Shares)	9,540	238,286
Jointown Pharmaceutical Group (A Shares)	58,000	123,049
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)	20,400	115,762
Joyoung Co. Ltd. (A Shares)	22,400	81,652
Juewei Food Co. Ltd.	16,600	170,645
Kingfa Sci & Tech Co. Ltd. (A Shares)	67,800	124,153
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)	59,800	191,375
Kunlun Tech Co. Ltd. (A Shares)	32,000	93,366
Kweichow Moutai Co. Ltd. (A Shares)	34,500	9,834,876
Lakala Payment Co. Ltd. (A Shares)	18,900	71,077
Laobaixing Pharmacy Chain JSC (A Shares)	12,360	84,416
Lb Group Co. Ltd. (A Shares)	61,900	274,338
Lens Technology Co. Ltd. (A Shares)	134,000	444,941
Leo Group Co. Ltd. (A Shares)	205,300	73,072
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	49,600	165,082
Leyard Optoelectronic Co. Ltd. (A Shares)	76,400	112,231
Liaoning Chengda Co. Ltd. (A Shares)	40,300	128,026
Lingyi iTech Guangdong Co. (A Shares) (a)	190,000	197,541
Livzon Pharmaceutical Group, Inc. (A Shares)	16,300	89,417
LONGi Green Energy Technology Co. Ltd.	150,428	2,294,081
Luxi Chemical Group Co. Ltd.	51,000	130,570
Luxshare Precision Industry Co. Ltd. (A Shares)	190,724	1,150,463
Luzhou Laojiao Co. Ltd. (A Shares)	39,600	1,415,357
Maccura Biotechnology Co. Ltd. (A Shares)	15,300	66,471
Mango Excellent Media Co. Ltd. (A Shares)	47,470	291,160
Maxscend Microelectronics Co. Ltd. (A Shares)	9,180	443,096
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	108,788	122,616
Metallurgical Corp. China Ltd. (A Shares)	474,500	300,741
Mingyang Smart Energy Group Ltd.	55,500	268,500
Montage Technology Co. Ltd. (A Shares)	19,931	202,554
Muyuan Foodstuff Co. Ltd. (A Shares)	140,954	1,256,665
Nanji E-Commerce Co. Ltd. (A Shares)	67,700	75,777
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	27,664	160,221
Nanjing Securities Co. Ltd. (A Shares)	101,500	153,856
NARI Technology Co. Ltd. (A Shares)	152,980	929,713
National Silicon Industry Group Co. Ltd. (A Shares) (a)	53,848	237,139
NAURA Technology Group Co. Ltd.	13,900	805,585
NavInfo Co. Ltd. (A Shares) (a)	59,300	108,311
New China Life Insurance Co. Ltd.	69,400	424,368
New China Life Insurance Co. Ltd. (H Shares)	409,300	1,186,262
New Hope Liuhe Co. Ltd. (A Shares) (a)	123,900	278,331
Ninestar Corp. (A Shares)	30,600	175,458
Ningbo Joyson Electronic Corp. (A shares)	35,900	99,365
Ningbo Tuopu Group Co. Ltd. (A Shares)	29,500	239,012
Ningxia Baofeng Energy Group Co. Ltd.	163,100	371,738
Nongfu Spring Co. Ltd. (H Shares) (c)	200,200	1,015,088
Northeast Securities Co. Ltd. (A Shares)	71,700	96,484
Offcn Education Technology Co. A Shares (a)	61,376	100,030
Offshore Oil Enginering Co. Ltd. (A Shares)	128,400	93,207
OFILM Group Co. Ltd. (A Shares)	71,500	83,491
Oppein Home Group, Inc. (A Shares)	13,580	269,851
Orient Securities Co. Ltd. (A Shares)	166,918	358,552
Ovctek China, Inc. (A Shares)	23,189	247,574
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	218,500	136,440
People's Insurance Co. of China Group Ltd.:
(A Shares)	55,700	43,650
(H Shares)	4,104,552	1,281,931
Perfect World Co. Ltd. (A Shares)	51,200	138,915
PetroChina Co. Ltd.:
(A Shares)	429,700	367,600
(H Shares)	10,235,790	4,935,163
Pharmaron Beijing Co. Ltd.:
(A Shares)	21,400	639,252
(H Shares) (c)	60,400	1,315,828
PICC Property & Casualty Co. Ltd. (H Shares)	3,245,568	3,036,789
Ping An Bank Co. Ltd. (A Shares)	520,600	1,584,779
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	92,996	719,637
(H Shares)	3,170,141	22,706,874
Poly Developments & Holdings (A Shares)	324,000	635,279
Poly Property Development Co. Ltd. (H Shares)	64,200	360,586
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	4,607,000	3,351,407
Power Construction Corp. of China Ltd. (A Shares)	423,200	542,399
Proya Cosmetics Co. Ltd. (A Shares)	5,700	178,855
Qianhe Condiment and Food Co. Ltd. (A Shares)	24,960	95,659
Qingdao Rural Commercial Bank Corp. (A Shares)	153,500	91,538
Raytron Technology Co. Ltd. (A Shares)	12,253	138,430
Risesun Real Estate Development Co. Ltd. (A Shares)	126,400	84,651
Riyue Heavy Industry Co. Ltd. (A Shares)	26,900	163,397
Rongsheng Petrochemical Co. Ltd. (A Shares)	272,500	733,388
SAIC Motor Corp. Ltd. (A Shares)	208,000	658,508
Sailun Group Co. Ltd. A Shares	81,100	169,651
Sanan Optoelectronics Co. Ltd. (A Shares)	123,300	646,744
Sangfor Technologies, Inc.	11,200	354,599
Sany Heavy Industry Co. Ltd. (A Shares)	229,500	822,592
Satellite Chemical Co. Ltd. (A Shares)	47,180	286,877
SDIC Capital Co. Ltd.	177,384	227,069
SDIC Power Holdings Co. Ltd. (A Shares)	192,300	316,710
Sealand Securities Co. Ltd. (A Shares)	145,850	87,887
Seazen Holdings Co. Ltd. (A Shares)	62,100	331,937
SF Holding Co. Ltd. (A Shares)	122,400	1,234,939
SG Micro Corp. (A Shares)	6,750	341,412
Shaanxi Coal Industry Co. Ltd. (A Shares)	270,200	527,682
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	31,188	85,154
Shandong Gold Mining Co. Ltd.:
(A Shares)	294,344	915,323
(H Shares) (c)	21,250	38,619
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	58,800	285,291
Shandong Linglong Tyre Co. Ltd. (A Shares)	36,000	198,272
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	324,000	218,504
Shandong Pharmaceutical Glass Co. Ltd. (A Shares)	15,000	79,639
Shandong Sun Paper Industry JSC Ltd. (A Shares)	69,600	124,733
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	1,198,000	2,041,704
Shanghai Bailian Group Co. Ltd. (A Shares)	41,900	90,070
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	20,300	201,550
Shanghai Baosight Software Co. Ltd. (A Shares)	30,680	335,261
Shanghai Construction Group Co. Ltd. (A Shares)	273,294	139,511
Shanghai Electric Group Co. Ltd. (A Shares)	338,200	250,783
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	28,200	220,115
(H Shares)	278,500	1,313,662
Shanghai International Airport Co. Ltd. (A Shares) (a)	24,500	201,944
Shanghai International Port Group Co. Ltd. (A Shares)	256,843	226,942
Shanghai Jahwa United Co. Ltd. (A Shares)	18,400	137,675
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	24,600	207,376
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	33,600	77,158
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	549,192	488,232
Shanghai M&G Stationery, Inc. (A Shares)	25,400	251,789
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	70,200	204,384
(H Shares)	357,509	655,238
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	776,209	1,083,294
Shanghai Putailai New Energy Technology Co. Ltd.	19,362	537,388
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	138,900	143,112
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	88,000	135,041
Shanghai Zhangjiang High Ltd. (A Shares)	44,000	114,641
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	82,800	167,261
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)	119,300	209,333
Shanxi Securities Co. Ltd. (A Shares)	104,760	102,376
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	157,700	189,563
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	33,660	1,584,278
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	111,190	160,386
Shenergy Co. Ltd. (A Shares)	148,600	143,595
Shenghe Resources Holding Co. Ltd. (A Shares)	49,600	156,564
Shengyi Technology Co. Ltd.	62,100	215,701
Shennan Circuits Co. Ltd. (A Shares)	13,340	184,989
Shenwan Hongyuan Group Co. Ltd. (A Shares)	640,500	512,940
Shenzhen Capchem Technology Co. Ltd. (A Shares)	11,400	255,131
Shenzhen Energy Group Co. Ltd. (A Shares)	105,660	133,936
Shenzhen Goodix Technology Co. Ltd. (A Shares)	12,200	195,006
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (A Shares)	34,200	82,006
Shenzhen Inovance Technology Co. Ltd. (A Shares)	71,200	725,032
Shenzhen Kaifa Technology Co. Ltd. (A Shares)	44,300	102,352
Shenzhen Kangtai Biological Products Co. Ltd.	19,200	342,442
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	33,600	1,972,700
Shenzhen MTC Co. Ltd. (A Shares) (a)	124,200	95,005
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	211,200	206,395
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares) (a)	29,800	134,445
Shenzhen SC New Energy Technology Corp. (A Shares)	9,800	175,293
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	20,200	104,220
Shenzhen Sunway Communication Co. Ltd. (A Shares)	26,000	96,560
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	44,660	111,898
Sichuan Chuantou Energy Co. Ltd. (A Shares)	102,500	209,456
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	38,700	106,752
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	130,800	245,438
Sichuan Swellfun Co. Ltd. (A Shares)	13,500	266,934
Sinolink Securities Co. Ltd. (A Shares)	79,600	133,210
Sinoma Science & Technology Co. Ltd. (A Shares)	46,500	273,523
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares)	177,500	107,790
Sinopharm Group Co. Ltd. (H Shares)	637,800	1,521,441
Sinotrans Ltd.	119,900	84,603
SKSHU Paint Co. Ltd. (A Shares)	10,920	190,008
Songcheng Performance Development Co. Ltd. (A Shares)	70,460	153,993
Soochow Securities Co. Ltd. (A Shares)	104,200	137,778
Southwest Securities Co. Ltd. (A Shares)	193,700	145,447
Spring Airlines Co. Ltd. (A Shares) (a)	24,600	224,658
StarPower Semiconductor Ltd. (A Shares)	4,400	274,753
Sungrow Power Supply Co. Ltd. (A Shares)	41,100	1,052,884
Suning.com Co. Ltd. (A Shares) (a)	263,400	183,803
Sunwoda Electronic Co. Ltd. (A Shares)	46,500	357,801
Suofeiya Home Collection Co. Ltd. (A Shares)	14,500	38,300
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	47,000	149,091
Suzhou Gold Mantis Consolidated Co. Ltd.	84,900	79,125
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	3,000	358,272
Tangshan Jidong Cement Co. Ltd. A Shares	44,700	81,225
TBEA Co. Ltd. (A Shares)	97,100	409,425
TCL Technology Group Corp. (A Shares)	378,200	357,787
The Pacific Securities Co. Ltd. (A Shares) (a)	189,900	92,493
Thunder Software Technology Co. Ltd. (A Shares)	11,500	244,156
Tianfeng Securities Co. Ltd. (A Shares)	188,900	116,187
Tianjin 712 Communication & Broadcasting Co. Ltd.	22,200	130,585
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)	84,100	687,426
Tianma Microelectronics Co. Ltd. (A Shares)	73,400	141,054
Tianshui Huatian Technology Co. Ltd. (A Shares)	71,100	142,627
Toly Bread Co. Ltd.	24,220	119,101
TongFu Microelectronics Co. Ltd. (A Shares)	37,500	117,199
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)	56,500	107,518
Tongkun Group Co. Ltd. (A Shares)	58,300	181,478
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	268,800	154,841
Tongwei Co. Ltd. (A Shares)	125,000	1,116,770
Topchoice Medical Corp. (a)	8,800	327,588
Topsec Technologies Group, Inc.	33,900	97,693
Transfar Zhilian Co. Ltd.	91,200	116,603
TravelSky Technology Ltd. (H Shares)	459,000	858,947
Tsingtao Brewery Co. Ltd.:
(A Shares)	36,800	599,072
(H Shares)	228,000	1,982,418
Unigroup Guoxin Microelectronics Co. Ltd.	17,000	537,806
Unisplendour Corp. Ltd. (A Shares)	76,910	332,817
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	42,400	91,872
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	112,500	521,255
Walvax Biotechnology Co. Ltd. (A Shares)	44,000	377,786
Wangfujing Group Co. Ltd.	22,900	110,107
Wanhua Chemical Group Co. Ltd. (A Shares)	85,400	1,406,102
Weichai Power Co. Ltd.:
(A Shares)	29,100	68,596
(H Shares)	1,167,000	2,096,865
Weifu High-Technology Group Co. Ltd. (A Shares)	26,800	81,290
Weihai Guangwei Composites Co. Ltd. (A Shares)	14,200	150,496
Wens Foodstuffs Group Co. Ltd. (A Shares)	170,500	438,643
Western Securities Co. Ltd. (A Shares)	117,700	140,746
Will Semiconductor Ltd.	23,500	975,842
Wingtech Technology Co. Ltd. (A Shares)	33,900	580,863
Winning Health Technology Group Co. Ltd. (A Shares)	56,130	110,845
Wuchan Zhongda Group Co. Ltd.	140,600	137,620
Wuhan Guide Infrared Co. Ltd. (A Shares)	62,272	210,951
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	56,100	208,435
Wuhu Token Science Co. Ltd. (A Shares)	75,700	121,248
Wuliangye Yibin Co. Ltd. (A Shares)	106,400	3,596,248
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	55,660	88,976
WuXi AppTec Co. Ltd.	62,184	1,339,736
WuXi AppTec Co. Ltd. (H Shares) (c)	173,468	3,707,696
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)	21,420	271,656
Wuxi Shangji Automation Co. Ltd. (A Shares)	7,900	368,808
XCMG Construction Machinery Co. Ltd. (A Shares)	203,000	193,628
Xiamen C&D, Inc. (A Shares)	79,525	99,441
Xiamen Intretech, Inc.	18,610	89,538
Xiamen Tungsten Co. Ltd. (A Shares)	42,900	152,024
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)	234,000	676,895
(H Shares)	243,764	546,397
Yango Group Co. Ltd. (A Shares)	108,700	54,641
Yantai Eddie Precision Machinery Co. Ltd. (A Shares)	24,640	137,399
Yantai Jereh Oilfield Services (A Shares)	27,300	180,231
Yanzhou Coal Mining Co. Ltd.:
(A Shares)	287,200	1,012,368
(H Shares) (b)	266,000	394,530
Yealink Network Technology Corp. Ltd.	24,450	289,053
Yifan Pharmaceutical Co. Ltd. (A Shares)	39,400	100,810
Yifeng Pharmacy Chain Co. Ltd.	18,850	140,512
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	34,000	323,135
Yintai Gold Co. Ltd. (A Shares)	73,780	101,587
Yixintang Pharmaceutical Group Co. Ltd. (A Shares)	13,400	66,312
Yonghui Superstores Co. Ltd. (A Shares)	261,500	160,433
Yonyou Network Technology Co. Ltd. (A Shares)	87,320	433,482
Youngor Group Co. Ltd. (A Shares)	132,887	133,390
YTO Express Group Co. Ltd. (A Shares)	82,600	188,262
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	41,300	135,330
Yunda Holding Co. Ltd. (A Shares)	79,660	232,175
Yunnan Aluminium Co. Ltd. (A Shares) (a)	87,900	163,155
Yunnan Baiyao Group Co. Ltd. (A Shares)	34,200	478,370
Yunnan Energy New Material Co. Ltd.	24,800	1,129,478
Yutong Bus Co. Ltd.	62,800	111,174
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	16,500	1,063,604
Zhaojin Mining Industry Co. Ltd. (H Shares)	526,000	376,559
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	199,210	231,063
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	154,100	117,396
Zhejiang Chint Electric Co. Ltd. (A Shares)	61,500	578,349
Zhejiang Dahua Technology Co. Ltd. (A Shares)	79,200	269,286
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	12,640	134,791
Zhejiang Expressway Co. Ltd. (H Shares)	660,000	586,158
Zhejiang Fuchunjiang Hp Co. Ltd. (A Shares)	149,100	166,656
Zhejiang HangKe Technology, Inc. Co. (A Shares)	10,987	177,264
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	40,890	117,645
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	34,050	590,290
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	36,000	429,420
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	22,400	183,026
Zhejiang Juhua Co. Ltd. (A Shares)	76,600	185,827
Zhejiang Longsheng Group Co. Ltd. (A Shares)	88,700	172,394
Zhejiang NHU Co. Ltd. (A Shares)	70,980	300,729
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	95,750	354,555
Zhejiang Semir Garment Co. Ltd. (A Shares)	63,500	74,347
Zhejiang Supor Cookware Co. Ltd.	16,400	135,691
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	42,800	120,267
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	15,000	125,629
Zheshang Securities Co. Ltd. (a)	100,300	193,217
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)(c)	237,100	870,022
Zhongji Innolight Co. Ltd. (A Shares)	20,100	103,767
Zhongjin Gold Co. Ltd. (A Shares)	138,600	180,018
Zhongtai Securities Co. Ltd. (A Shares)	144,800	209,093
Zhongtian Financial Group Co. Ltd. (A Shares) (a)	190,093	74,485
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	265,927	1,274,864
Zhuzhou Kibing Group Co. Ltd. (A Shares)	76,500	189,884
Zijin Mining Group Co. Ltd.:
(A Shares)	401,600	655,776
(H Shares)	2,896,000	4,034,784
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	368,900	419,823
(H Shares)	455,000	328,655
ZTE Corp.:
(A Shares)	84,300	429,281
(H Shares)	416,000	1,251,128

TOTAL CHINA		420,835,555

Colombia - 0.1%
Bancolombia SA	125,881	1,125,855
Ecopetrol SA	2,302,826	1,741,000
Grupo de Inversiones Suramerica SA	104,642	609,945
Interconexion Electrica SA ESP	205,362	1,233,022

TOTAL COLOMBIA		4,709,822

Cyprus - 0.2%
Ozon Holdings PLC ADR (a)	18,292	834,392
TCS Group Holding PLC unit	56,382	5,806,676

TOTAL CYPRUS		6,641,068

Czech Republic - 0.1%
CEZ A/S (b)	76,991	2,541,667
Komercni Banka A/S	37,507	1,455,266
MONETA Money Bank A/S (a)(c)	185,985	727,063

TOTAL CZECH REPUBLIC		4,723,996

Egypt - 0.1%
Commercial International Bank SAE (a)	810,114	2,630,421
Eastern Co. SAE	492,848	363,911
Fawry for Banking & Payment Technology Services SAE	286,982	274,743

TOTAL EGYPT		3,269,075

Greece - 0.2%
Alpha Bank SA (a)	1,038,129	1,318,285
EFG Eurobank Ergasias SA (a)	1,182,410	1,234,827
Ff Group (a)(d)	1,944	2,697
Hellenic Telecommunications Organization SA	107,705	1,904,957
Jumbo SA	51,140	759,073
OPAP SA	94,341	1,466,833

TOTAL GREECE		6,686,672

Hong Kong - 1.2%
Beijing Enterprises Holdings Ltd.	227,427	873,988
BYD Electronic International Co. Ltd. (b)	322,000	958,075
China Everbright International Ltd.	1,726,814	1,187,386
China Everbright Ltd.	445,000	501,022
China Jinmao Holdings Group Ltd.	2,748,000	805,275
China Merchants Holdings International Co. Ltd.	694,880	1,161,036
China Overseas Land and Investment Ltd.	1,797,702	3,964,857
China Power International Development Ltd.	2,019,000	1,014,625
China Resources Beer Holdings Co. Ltd.	696,144	5,771,003
China Resources Pharmaceutical Group Ltd. (c)	730,700	352,179
China Resources Power Holdings Co. Ltd.	926,940	2,394,640
China Taiping Insurance Group Ltd.	763,255	1,167,372
China Traditional Chinese Medicine Holdings Co. Ltd.	1,338,000	636,283
CITIC Pacific Ltd.	2,742,941	2,749,816
CSPC Pharmaceutical Group Ltd.	4,255,608	4,452,239
Far East Horizon Ltd.	757,000	722,898
Fosun International Ltd.	1,208,954	1,421,750
Ganfeng Lithium Co. Ltd. (H Shares) (c)	127,200	2,385,255
Guangdong Investment Ltd.	1,435,126	1,807,626
Hua Hong Semiconductor Ltd. (a)(c)	251,000	1,264,597
Lenovo Group Ltd.	3,449,000	3,745,504
MMG Ltd. (a)	1,412,000	653,326
Shenzhen Investment Ltd.	1,178,515	289,308
Sinotruk Hong Kong Ltd.	346,500	478,300
Sun Art Retail Group Ltd.	992,500	584,236
Wharf Holdings Ltd.	612,000	2,123,771
Yuexiu Property Co. Ltd.	620,600	547,178

TOTAL HONG KONG		44,013,545

Hungary - 0.3%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	185,402	1,584,347
OTP Bank PLC (a)	104,527	6,277,812
Richter Gedeon PLC	62,295	1,745,115

TOTAL HUNGARY		9,607,274

India - 11.7%
ACC Ltd.	37,454	1,165,968
Adani Enterprises Ltd.	129,455	2,458,704
Adani Green Energy Ltd. (a)	184,098	2,831,531
Adani Ports & Special Economic Zone Ltd.	239,282	2,212,293
Adani Total Gas Ltd. (a)	129,563	2,488,152
Adani Transmissions Ltd. (a)	129,655	3,057,198
Ambuja Cements Ltd.	340,395	1,838,328
Apollo Hospitals Enterprise Ltd.	47,328	2,691,139
Asian Paints Ltd.	180,183	7,452,276
Aurobindo Pharma Ltd.	137,048	1,260,410
Avenue Supermarts Ltd. (a)(c)	77,312	4,781,214
Axis Bank Ltd. (a)	1,063,362	10,526,511
Bajaj Auto Ltd.	31,148	1,540,570
Bajaj Finance Ltd.	127,606	12,598,358
Bajaj Finserv Ltd.	17,900	4,255,868
Balkrishna Industries Ltd.	40,707	1,336,046
Bandhan Bank Ltd. (c)	301,775	1,173,402
Berger Paints India Ltd.	115,686	1,144,436
Bharat Electronics Ltd.	579,590	1,599,469
Bharat Forge Ltd.	107,227	1,097,448
Bharat Petroleum Corp. Ltd.	398,437	2,220,361
Bharti Airtel Ltd. (a)	1,157,003	10,579,041
Biocon Ltd. (a)	196,617	920,982
Britannia Industries Ltd.	51,142	2,507,974
Cholamandalam Investment and Finance Co. Ltd.	194,713	1,596,956
Cipla Ltd. (a)	227,278	2,744,286
Coal India Ltd.	713,445	1,565,286
Colgate-Palmolive Ltd.	59,597	1,226,527
Container Corp. of India Ltd.	117,395	1,026,022
Dabur India Ltd.	299,343	2,339,672
Divi's Laboratories Ltd.	63,433	4,358,475
DLF Ltd.	298,772	1,588,827
Dr. Reddy's Laboratories Ltd.	54,851	3,408,551
Eicher Motors Ltd.	61,585	2,041,577
GAIL India Ltd.	721,561	1,432,918
Godrej Consumer Products Ltd. (a)	169,001	2,156,958
Grasim Industries Ltd.	123,367	2,832,726
Havells India Ltd.	111,729	1,882,571
HCL Technologies Ltd.	508,629	7,761,249
HDFC Asset Management Co. Ltd. (c)	26,185	924,781
HDFC Standard Life Insurance Co. Ltd. (c)	378,824	3,439,007
Hero Motocorp Ltd.	53,305	1,889,623
Hindalco Industries Ltd.	745,490	4,573,095
Hindustan Petroleum Corp. Ltd.	294,138	1,218,070
Hindustan Unilever Ltd.	385,517	12,308,719
Housing Development Finance Corp. Ltd.	802,983	30,474,895
ICICI Bank Ltd.	2,399,356	25,674,118
ICICI Lombard General Insurance Co. Ltd. (c)	104,245	2,060,492
ICICI Prudential Life Insurance Co. Ltd. (c)	169,819	1,401,055
Indian Oil Corp. Ltd.	854,227	1,458,186
Indraprastha Gas Ltd.	129,052	815,926
Indus Towers Ltd.	321,388	1,164,123
Info Edge India Ltd.	36,763	2,979,762
Infosys Ltd.	1,598,859	35,745,362
InterGlobe Aviation Ltd. (a)(c)	42,272	1,226,737
Ipca Laboratories Ltd.	33,082	945,566
ITC Ltd.	1,347,084	4,011,329
JSW Steel Ltd.	396,548	3,540,125
Jubilant Foodworks Ltd.	37,298	1,835,815
Kotak Mahindra Bank Ltd. (a)	259,509	7,032,242
Larsen & Toubro Infotech Ltd. (c)	24,740	2,205,591
Larsen & Toubro Ltd.	319,655	7,534,101
Lupin Ltd.	105,870	1,303,548
Mahindra & Mahindra Ltd.	397,228	4,686,130
Marico Ltd.	249,496	1,892,149
Maruti Suzuki India Ltd.	63,045	6,293,482
Motherson Sumi Systems Ltd.	593,599	1,769,591
MRF Ltd.	875	902,470
Muthoot Finance Ltd.	57,552	1,126,969
Nestle India Ltd.	15,835	4,013,973
NTPC Ltd.	2,302,134	4,074,152
Oil & Natural Gas Corp. Ltd.	1,163,462	2,313,575
Page Industries Ltd.	2,651	1,331,108
Petronet LNG Ltd.	353,163	1,081,563
PI Industries Ltd.	40,133	1,606,257
Pidilite Industries Ltd.	72,388	2,234,414
Piramal Enterprises Ltd.	47,280	1,641,128
Power Grid Corp. of India Ltd.	1,476,353	3,644,842
Rec Ltd.	397,672	788,659
Reliance Industries Ltd.	1,334,469	45,154,386
SBI Cards & Payment Services Ltd. (a)	111,874	1,574,788
SBI Life Insurance Co. Ltd. (c)	210,930	3,223,679
Shree Cement Ltd.	5,216	1,992,682
Shriram Transport Finance Co. Ltd.	95,615	1,832,063
Siemens India Ltd.	35,263	1,028,722
State Bank of India	840,976	5,633,995
Sun Pharmaceutical Industries Ltd.	395,384	4,193,587
Tata Consultancy Services Ltd.	433,706	19,660,124
Tata Consumer Products Ltd.	285,370	3,081,943
Tata Motors Ltd. (a)	770,088	4,949,114
Tata Steel Ltd.	294,990	5,179,002
Tech Mahindra Ltd.	296,292	5,841,840
Titan Co. Ltd.	166,031	5,279,744
Torrent Pharmaceuticals Ltd.	23,065	880,196
Trent Ltd.	85,533	1,144,719
Ultratech Cement Ltd.	47,746	4,864,130
United Spirits Ltd. (a)	140,710	1,778,422
UPL Ltd. (a)	234,748	2,318,197
Vedanta Ltd.	524,855	2,128,689
Wipro Ltd.	641,519	5,549,800
Yes Bank Ltd. (a)	5,241,488	895,084

TOTAL INDIA		445,047,916

Indonesia - 1.4%
PT Adaro Energy Tbk	7,017,800	832,180
PT Aneka Tambang Tbk	4,062,900	671,056
PT Astra International Tbk	9,256,959	3,936,699
PT Bank Central Asia Tbk	26,060,350	13,749,858
PT Bank Mandiri (Persero) Tbk	8,799,798	4,448,933
PT Bank Negara Indonesia (Persero) Tbk	3,591,500	1,774,519
PT Bank Rakyat Indonesia Tbk	32,111,527	9,639,361
PT Barito Pacific Tbk	13,467,100	888,776
PT Charoen Pokphand Indonesia Tbk	3,503,300	1,533,119
PT Gudang Garam Tbk	213,300	504,362
PT Indah Kiat Pulp & Paper Tbk	1,280,900	766,235
PT Indocement Tunggal Prakarsa Tbk	755,400	630,500
PT Indofood CBP Sukses Makmur Tbk	1,092,500	678,595
PT Indofood Sukses Makmur Tbk	2,031,400	910,492
PT Kalbe Farma Tbk	9,970,700	1,126,036
PT Merdeka Copper Gold Tbk (a)	5,257,900	1,172,752
PT Sarana Menara Nusantara Tbk	10,928,100	894,766
PT Semen Gresik (Persero) Tbk	1,436,948	922,973
PT Telkom Indonesia Persero Tbk	23,501,465	6,281,606
PT Tower Bersama Infrastructure Tbk	3,761,600	780,597
PT Unilever Indonesia Tbk	3,637,095	1,134,707
PT United Tractors Tbk	793,200	1,318,501

TOTAL INDONESIA		54,596,623

Isle of Man - 0.0%
NEPI Rockcastle PLC	190,598	1,277,724
Korea (South) - 11.3%
Alteogen, Inc.	13,278	791,204
AMOREPACIFIC Corp.	14,804	2,291,866
AMOREPACIFIC Group, Inc.	14,251	603,451
BGF Retail Co. Ltd.	3,956	546,750
Celltrion Healthcare Co. Ltd.	39,558	2,736,510
Celltrion Pharm, Inc.	7,639	740,255
Celltrion, Inc. (a)	45,469	7,787,817
Cheil Worldwide, Inc.	31,146	633,168
CJ CheilJedang Corp.	3,883	1,255,521
CJ Corp.	6,951	568,551
CJ ENM Co. Ltd.	4,890	735,830
CJ Logistics Corp. (a)	4,295	519,557
Coway Co. Ltd.	25,728	1,735,546
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	17,782	392,931
Db Insurance Co. Ltd.	21,536	1,088,845
Doosan Bobcat, Inc. (a)	23,732	771,650
Doosan Heavy Industries & Construction Co. Ltd. (a)	127,389	2,651,182
Douzone Bizon Co. Ltd.	9,209	639,548
E-Mart, Inc.	9,498	1,360,250
Ecopro BM Co. Ltd.	3,688	1,290,019
Fila Holdings Corp.	22,994	728,854
Green Cross Corp.	2,782	651,164
GS Engineering & Construction Corp.	29,191	1,030,502
GS Holdings Corp.	21,157	762,263
Hana Financial Group, Inc.	140,524	5,390,811
Hankook Tire Co. Ltd.	34,623	1,220,453
Hanmi Pharm Co. Ltd.	3,095	696,025
Hanon Systems	85,647	1,055,565
Hanwha Solutions Corp. (a)	56,534	1,973,206
HLB, Inc.	43,222	1,548,616
HMM Co. Ltd. (a)	121,222	2,759,376
Hotel Shilla Co.	15,348	1,143,781
HYBE Co. Ltd. (a)	6,415	1,833,448
Hyundai Engineering & Construction Co. Ltd.	36,337	1,562,804
Hyundai Glovis Co. Ltd.	9,223	1,321,399
Hyundai Heavy Industries Holdi	22,023	1,187,850
Hyundai Mobis	31,138	6,696,575
Hyundai Motor Co.	68,702	12,224,751
Hyundai Steel Co.	40,721	1,548,492
Industrial Bank of Korea	114,025	1,073,673
Kakao Corp.	146,311	15,660,112
KakaoBank Corp. (a)	24,480	1,320,370
Kangwon Land, Inc. (a)	45,141	1,068,604
KB Financial Group, Inc.	184,950	8,906,416
Kia Corp.	123,173	8,942,154
KMW Co. Ltd. (a)	664	23,343
Korea Aerospace Industries Ltd.	35,066	916,620
Korea Electric Power Corp.	119,752	2,308,314
Korea Investment Holdings Co. Ltd.	19,786	1,472,238
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	18,345	1,613,656
Korea Zinc Co. Ltd.	4,068	1,863,389
Korean Air Lines Co. Ltd. (a)	69,795	1,810,400
KT&G Corp.	52,280	3,612,693
Kumho Petro Chemical Co. Ltd.	8,672	1,269,435
LG Chemical Ltd.	21,455	15,316,238
LG Corp.	40,688	3,164,584
LG Display Co. Ltd. (a)	109,788	1,845,950
LG Electronics, Inc.	49,823	5,127,966
LG Household & Health Care Ltd.	4,714	4,693,995
LG Innotek Co. Ltd.	6,890	1,232,176
LG Uplus Corp.	101,609	1,244,110
Lotte Chemical Corp.	8,117	1,553,234
Lotte Shopping Co. Ltd.	4,932	441,623
LX Holdings Corp. (a)	3,661	27,611
Meritz Securities Co. Ltd.	134,468	534,564
Mirae Asset Securities Co. Ltd.	127,882	949,180
NAVER Corp.	58,066	20,085,072
NCSOFT Corp.	7,754	4,144,931
Netmarble Corp. (c)	10,035	1,057,196
NH Investment & Securities Co. Ltd.	63,079	708,810
Orion Corp./Republic of Korea	11,323	1,139,270
Pan Ocean Co., Ltd. (Korea)	120,925	622,507
Pearl Abyss Corp. (a)	14,024	1,242,291
POSCO	34,853	8,794,521
POSCO Chemtech Co. Ltd.	14,737	1,829,237
S-Oil Corp.	21,388	1,861,809
S1 Corp.	8,461	600,145
Samsung Biologics Co. Ltd. (a)(c)	7,831	5,804,101
Samsung C&T Corp.	39,744	3,871,526
Samsung Electro-Mechanics Co. Ltd.	26,748	3,624,054
Samsung Electronics Co. Ltd.	2,253,468	134,230,674
Samsung Engineering Co. Ltd. (a)	74,698	1,580,610
Samsung Fire & Marine Insurance Co. Ltd.	14,342	2,828,337
Samsung Heavy Industries Co. Ltd. (a)	208,554	1,133,867
Samsung Heavy Industries Co. Ltd. rights 10/29/21 (a)	69,040	73,474
Samsung Life Insurance Co. Ltd.	32,020	1,842,743
Samsung SDI Co. Ltd.	25,850	16,225,903
Samsung SDS Co. Ltd.	16,037	2,097,151
Samsung Securities Co. Ltd.	28,230	1,141,767
Seegene, Inc.	17,556	799,110
Shin Poong Pharmaceutical Co.	15,232	674,834
Shinhan Financial Group Co. Ltd.	205,019	6,658,937
Shinsegae Co. Ltd.	3,442	728,403
SK Biopharmaceuticals Co. Ltd. (a)	12,973	1,045,007
SK Bioscience Co. Ltd. (a)	8,400	1,640,936
SK Chemicals Co. Ltd.	5,475	841,590
SK Hynix, Inc.	255,970	22,448,274
SK IE Technology Co. Ltd. (a)(c)	3,646	516,198
SK Innovation Co., Ltd. (a)	23,900	4,958,801
SK Telecom Co. Ltd. (d)	4,176	1,100,379
SK, Inc.	14,904	3,094,336
SKC Co. Ltd.	9,871	1,509,810
Woori Financial Group, Inc.	236,321	2,672,764
Yuhan Corp.	22,316	1,138,991

TOTAL KOREA (SOUTH)		428,837,400

Kuwait - 0.6%
Agility Public Warehousing Co. KSC	585,158	1,941,144
Boubyan Bank KSC	545,177	1,414,259
Kuwait Finance House KSCP	2,191,840	6,049,464
Mabanee Co. SAKC	269,778	704,313
Mobile Telecommunication Co.	1,006,747	1,990,450
National Bank of Kuwait	3,199,141	10,506,384

TOTAL KUWAIT		22,606,014

Luxembourg - 0.2%
Adecoagro SA (a)	52,303	458,174
Globant SA (a)	18,797	5,999,814
Reinet Investments SCA	67,853	1,224,686

TOTAL LUXEMBOURG		7,682,674

Malaysia - 1.3%
AMMB Holdings Bhd (a)	859,700	697,559
Axiata Group Bhd	1,296,898	1,237,080
CIMB Group Holdings Bhd	3,148,442	3,968,816
Dialog Group Bhd	1,854,065	1,267,086
DiGi.com Bhd	1,460,600	1,491,992
Fraser & Neave Holdings Bhd	59,800	390,772
Genting Bhd	955,800	1,195,616
Genting Malaysia Bhd	1,355,640	1,037,764
Hap Seng Consolidated Bhd	292,400	553,590
Hartalega Holdings Bhd	828,500	1,172,425
Hong Leong Bank Bhd	305,100	1,386,617
Hong Leong Credit Bhd	103,600	458,832
IHH Healthcare Bhd	810,687	1,280,341
IOI Corp. Bhd	1,199,100	1,138,001
Kossan Rubber Industries Bhd	641,600	365,655
Kuala Lumpur Kepong Bhd	203,828	1,064,178
Malayan Banking Bhd	1,876,910	3,648,666
Malaysia Airports Holdings Bhd (a)	511,600	800,572
Maxis Bhd	1,095,200	1,235,108
MISC Bhd	598,700	1,022,171
Nestle (Malaysia) Bhd	31,400	1,019,874
Petronas Chemicals Group Bhd	1,120,700	2,351,819
Petronas Dagangan Bhd	143,426	705,181
Petronas Gas Bhd	350,000	1,414,876
PPB Group Bhd	288,540	1,266,761
Press Metal Bhd	1,517,600	2,037,637
Public Bank Bhd	6,814,785	6,862,510
QL Resources Bhd	520,500	634,756
RHB Bank Bhd	836,899	1,127,722
Sime Darby Bhd	1,337,449	733,158
Sime Darby Plantation Bhd	843,596	816,909
Supermax Corp. Bhd	729,268	338,130
Telekom Malaysia Bhd	529,100	739,794
Tenaga Nasional Bhd	1,054,672	2,460,307
Top Glove Corp. Bhd	2,545,000	1,671,674
Westports Holdings Bhd	456,200	492,445

TOTAL MALAYSIA		50,086,394

Mexico - 1.9%
America Movil S.A.B. de CV Series L	16,117,147	14,365,147
Arca Continental S.A.B. de CV	211,200	1,287,737
Becle S.A.B. de CV	272,900	623,794
CEMEX S.A.B. de CV unit (a)	7,156,286	4,602,158
Coca-Cola FEMSA S.A.B. de CV unit	245,434	1,322,659
Fibra Uno Administracion SA de CV	1,505,683	1,496,322
Fomento Economico Mexicano S.A.B. de CV unit	913,491	7,510,078
Gruma S.A.B. de CV Series B	100,865	1,184,385
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	176,927	2,230,322
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	98,155	1,979,453
Grupo Bimbo S.A.B. de CV Series A	744,870	2,204,798
Grupo Carso SA de CV Series A1	215,800	725,867
Grupo Financiero Banorte S.A.B. de CV Series O	1,218,281	7,713,373
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	1,024,700	1,028,781
Grupo Mexico SA de CV Series B	1,463,854	6,421,959
Grupo Televisa SA de CV	1,124,093	2,282,256
Industrias Penoles SA de CV (a)	66,620	854,236
Kimberly-Clark de Mexico SA de CV Series A	693,127	1,096,520
Megacable Holdings S.A.B. de CV unit	131,900	388,627
Orbia Advance Corp. S.A.B. de CV	488,820	1,270,486
Promotora y Operadora de Infraestructura S.A.B. de CV	103,060	757,882
Telesites S.A.B. de C.V.	638,100	582,063
Wal-Mart de Mexico SA de CV Series V	2,479,556	8,648,578

TOTAL MEXICO		70,577,481

Netherlands - 0.4%
X5 Retail Group NV GDR	57,523	1,959,015
Yandex NV Class A (a)	143,347	11,828,061

TOTAL NETHERLANDS		13,787,076

Pakistan - 0.0%
Habib Bank Ltd.	320,417	236,051
Lucky Cement Ltd. (a)	82,513	372,347
MCB Bank Ltd.	208,418	199,546

TOTAL PAKISTAN		807,944

Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR (a)	104,666	824,768
Philippines - 0.6%
Aboitiz Equity Ventures, Inc.	924,420	885,803
Ayala Corp.	133,856	2,287,027
Ayala Land, Inc.	3,826,213	2,658,881
Bank of the Philippine Islands (BPI)	851,678	1,466,114
BDO Unibank, Inc.	936,001	2,299,698
Globe Telecom, Inc.	12,960	768,722
GT Capital Holdings, Inc.	47,837	535,100
International Container Terminal Services, Inc.	481,810	1,717,003
JG Summit Holdings, Inc.	1,404,043	1,673,399
Jollibee Food Corp.	205,453	956,693
Manila Electric Co.	112,750	640,650
Metro Pacific Investments Corp.	5,844,200	433,889
Metropolitan Bank & Trust Co.	861,832	813,886
PLDT, Inc.	35,810	1,164,126
SM Investments Corp.	115,350	2,203,776
SM Prime Holdings, Inc.	4,755,500	3,116,354
Universal Robina Corp.	418,168	1,142,490

TOTAL PHILIPPINES		24,763,611

Poland - 0.8%
Allegro.eu SA (a)(c)	168,113	1,901,234
Bank Polska Kasa Opieki SA	87,420	2,886,866
CD Projekt RED SA	33,373	1,454,488
Cyfrowy Polsat SA	128,032	1,145,008
Dino Polska SA (a)(c)	23,446	2,094,458
KGHM Polska Miedz SA (Bearer)	65,941	2,535,398
LPP SA	523	1,878,508
Orange Polska SA (a)	314,424	613,535
PGE Polska Grupa Energetyczna SA (a)	399,300	981,624
Polish Oil & Gas Co. SA	780,565	1,177,015
Polski Koncern Naftowy Orlen SA	139,426	3,007,532
Powszechna Kasa Oszczednosci Bank SA (a)	411,481	5,033,091
Powszechny Zaklad Ubezpieczen SA	278,965	2,789,895
Santander Bank Polska SA	17,195	1,596,819

TOTAL POLAND		29,095,471

Qatar - 0.8%
Barwa Real Estate Co.	868,521	751,398
Industries Qatar QSC (a)	728,287	3,172,379
Masraf al Rayan	1,728,386	2,266,697
Mesaieed Petrochemical Holding Co.	2,125,231	1,400,866
Ooredoo QSC	393,911	748,658
Qatar Electricity & Water Co.	200,603	925,606
Qatar Fuel Co.	231,721	1,170,379
Qatar Gas Transport Co. Ltd. (Nakilat)	1,180,983	1,054,160
Qatar International Islamic Bank QSC	364,119	979,051
Qatar Islamic Bank (a)	546,856	2,766,572
Qatar National Bank SAQ (a)	2,119,483	11,933,370
The Commercial Bank of Qatar (a)	951,975	1,597,519

TOTAL QATAR		28,766,655

Russia - 3.3%
Alrosa Co. Ltd.	1,219,881	2,149,406
Gazprom OAO	5,529,926	27,247,811
Inter Rao Ues JSC	16,875,658	1,143,610
Lukoil PJSC	194,546	19,865,521
Magnit OJSC GDR (Reg. S)	156,363	2,895,843
MMC Norilsk Nickel PJSC	29,664	9,257,670
Mobile TeleSystems OJSC sponsored ADR	203,373	1,868,998
Moscow Exchange MICEX-RTS OAO	705,317	1,729,530
Novatek PJSC GDR (Reg. S)	42,727	10,831,295
Novolipetsk Steel OJSC	706,206	2,227,865
PhosAgro OJSC GDR (Reg. S)	61,283	1,465,889
Polyus PJSC	15,915	3,159,542
Rosneft Oil Co. OJSC	542,841	4,874,256
Sberbank of Russia	5,044,215	25,376,405
Severstal PAO	98,361	2,235,052
Surgutneftegas OJSC	3,172,962	1,526,566
Tatneft PAO	661,660	5,053,618
VTB Bank OJSC	1,518,939,962	1,133,246

TOTAL RUSSIA		124,042,123

Saudi Arabia - 3.3%
Abdullah Al Othaim Markets Co.	21,942	677,406
Advanced Polypropylene Co.	51,337	1,018,282
Al Rajhi Bank	573,440	21,189,257
Alinma Bank	461,150	3,092,037
Almarai Co. Ltd.	114,675	1,617,294
Arab National Bank	267,252	1,640,177
Bank Al-Jazira	193,146	988,670
Bank Albilad (a)	174,261	1,960,547
Banque Saudi Fransi	277,315	3,123,666
Bupa Arabia for Cooperative Insurance Co. (a)	28,423	1,095,728
Dar Al Arkan Real Estate Development Co. (a)	256,893	677,350
Dr Sulaiman Al Habib Medical Services Group Co.	23,915	1,057,108
Emaar The Economic City (a)	180,564	611,363
Etihad Etisalat Co.	174,265	1,405,400
Jarir Marketing Co.	28,225	1,526,042
Mobile Telecommunications Co. Saudi Arabia (a)	207,386	750,834
Mouwasat Medical Services Co.	22,779	1,091,915
National Industrialization Co. (a)	157,845	1,047,839
National Petrochemical Co.	57,086	732,047
Rabigh Refining & Petrochemical Co. (a)	103,521	786,571
Riyad Bank	630,427	4,966,573
Sabic Agriculture-Nutrients Co.	101,202	4,424,839
Sahara International Petrochemical Co.	171,419	2,006,264
Saudi Arabian Mining Co. (a)	202,649	4,408,584
Saudi Arabian Oil Co.	1,009,990	10,164,793
Saudi Basic Industries Corp.	420,823	14,472,838
Saudi Cement Co.	35,109	554,121
Saudi Electricity Co.	389,195	2,957,172
Saudi Industrial Investment Group	106,626	1,075,954
Saudi Kayan Petrochemical Co. (a)	342,700	1,860,186
Saudi Telecom Co.	281,111	8,768,559
The Co. for Cooperative Insurance	28,850	661,468
The Saudi British Bank	384,644	3,399,437
The Saudi National Bank	1,026,079	18,027,302
The Savola Group	117,038	1,142,017
Yanbu National Petrochemical Co.	119,724	2,429,016

TOTAL SAUDI ARABIA		127,408,656

Singapore - 0.0%
BOC Aviation Ltd. Class A (c)	92,800	814,035
South Africa - 3.0%
Absa Group Ltd.	338,211	3,099,806
African Rainbow Minerals Ltd.	52,679	701,915
Anglo American Platinum Ltd.	24,821	2,507,937
AngloGold Ashanti Ltd.	195,165	3,600,549
Aspen Pharmacare Holdings Ltd.	177,855	2,832,290
Bid Corp. Ltd.	158,609	3,404,149
Bidvest Group Ltd./The	135,163	1,693,542
Capitec Bank Holdings Ltd.	37,960	4,241,530
Clicks Group Ltd.	118,062	2,155,182
Discovery Ltd. (a)	198,075	1,814,510
Exxaro Resources Ltd.	115,789	1,267,804
FirstRand Ltd.	2,361,093	8,966,743
Gold Fields Ltd.	415,423	3,860,206
Growthpoint Properties Ltd.	1,591,943	1,350,676
Harmony Gold Mining Co. Ltd.	260,711	935,716
Impala Platinum Holdings Ltd.	373,014	4,827,678
Kumba Iron Ore Ltd.	30,160	916,548
Mr Price Group Ltd.	121,559	1,591,289
MTN Group Ltd. (a)	795,855	7,136,905
MultiChoice Group Ltd.	169,647	1,349,068
Naspers Ltd. Class N	102,083	17,288,142
Nedbank Group Ltd.	178,486	2,032,111
Northam Platinum Holdings Ltd. (a)	168,246	2,519,560
Old Mutual Ltd.	2,146,934	2,191,208
Rand Merchant Insurance Holdings Ltd. (b)	322,508	861,640
Remgro Ltd.	238,315	2,100,448
Sanlam Ltd.	869,558	3,572,161
Sasol Ltd. (a)	265,156	4,453,554
Shoprite Holdings Ltd.	237,449	2,821,252
Sibanye Stillwater Ltd.	1,313,365	4,596,450
Spar Group Ltd./The	92,920	1,186,091
Standard Bank Group Ltd.	606,099	5,373,747
Tiger Brands Ltd. (b)	74,832	943,887
Vodacom Group Ltd.	291,788	2,589,893
Woolworths Holdings Ltd.	453,647	1,601,055

TOTAL SOUTH AFRICA		112,385,242

Taiwan - 13.9%
Accton Technology Corp.	237,000	2,072,526
Acer, Inc.	1,417,000	1,323,110
Advantech Co. Ltd.	186,066	2,425,640
ASE Technology Holding Co. Ltd.	1,540,592	5,503,504
Asia Cement Corp.	1,013,000	1,611,632
ASMedia Technology, Inc.	12,000	700,305
ASUSTeK Computer, Inc.	334,502	4,240,589
AU Optronics Corp.	3,871,000	2,656,753
Catcher Technology Co. Ltd.	324,095	1,873,920
Cathay Financial Holding Co. Ltd.	3,694,809	7,709,406
Chang Hwa Commercial Bank	1,891,584	1,114,095
Cheng Shin Rubber Industry Co. Ltd.	806,000	987,057
China Development Finance Holding Corp.	6,337,000	3,231,654
China Life Insurance Co. Ltd.	901,594	938,992
China Steel Corp.	5,545,289	6,691,388
Chunghwa Telecom Co. Ltd.	1,776,129	7,038,891
Compal Electronics, Inc.	1,973,000	1,732,442
CTBC Financial Holding Co. Ltd.	8,625,778	7,186,858
Delta Electronics, Inc.	915,717	8,057,126
E.SUN Financial Holdings Co. Ltd.	5,563,486	5,304,742
ECLAT Textile Co. Ltd.	90,129	1,964,744
Evergreen Marine Corp. (Taiwan)	1,188,735	4,247,769
Far Eastern New Century Corp.	1,348,000	1,408,756
Far EasTone Telecommunications Co. Ltd.	717,348	1,576,646
Feng Tay Enterprise Co. Ltd.	207,390	1,608,771
First Financial Holding Co. Ltd.	4,784,952	3,935,191
Formosa Chemicals & Fibre Corp.	1,639,149	4,738,786
Formosa Petrochemical Corp.	538,347	1,933,370
Formosa Plastics Corp.	1,794,085	6,926,347
Foxconn Technology Co. Ltd.	444,710	1,098,799
Fubon Financial Holding Co. Ltd.	3,547,346	9,376,357
Giant Manufacturing Co. Ltd.	143,000	1,656,222
GlobalWafers Co. Ltd.	103,000	2,811,277
HIWIN Technologies Corp.	128,716	1,428,380
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,845,465	22,462,372
Hotai Motor Co. Ltd.	141,000	3,099,012
Hua Nan Financial Holdings Co. Ltd.	3,969,889	2,901,319
Innolux Corp.	4,153,000	2,490,756
Inventec Corp.	1,317,000	1,255,750
Largan Precision Co. Ltd.	47,451	3,527,512
Lite-On Technology Corp.	1,008,044	2,219,181
MediaTek, Inc.	707,615	23,201,742
Mega Financial Holding Co. Ltd.	5,048,289	6,055,409
Micro-Star International Co. Ltd.	325,000	1,634,046
momo.com, Inc.	18,000	1,157,120
Nan Ya Plastics Corp.	2,415,358	7,381,827
Nan Ya Printed Circuit Board Corp.	108,000	1,902,460
Nanya Technology Corp.	596,000	1,423,379
Nien Made Enterprise Co. Ltd.	74,000	1,015,191
Novatek Microelectronics Corp.	274,000	4,088,598
Oneness Biotech Co. Ltd. (a)	107,000	1,006,788
Pegatron Corp.	939,000	2,293,123
Phison Electronics Corp.	77,000	1,079,853
Pou Chen Corp.	1,089,391	1,334,108
Powertech Technology, Inc.	336,981	1,178,738
President Chain Store Corp.	270,000	2,724,726
Quanta Computer, Inc.	1,276,000	3,574,358
Realtek Semiconductor Corp.	217,000	3,888,777
Ruentex Development Co. Ltd.	533,960	1,359,589
Shin Kong Financial Holding Co. Ltd.	5,335,732	1,879,818
Sinopac Holdings Co.	4,730,302	2,403,799
Synnex Technology International Corp.	623,700	1,205,066
Taishin Financial Holdings Co. Ltd.	4,824,665	3,162,153
Taiwan Cement Corp.	2,315,537	4,012,378
Taiwan Cooperative Financial Holding Co. Ltd.	4,360,589	3,539,210
Taiwan High Speed Rail Corp.	882,000	920,169
Taiwan Mobile Co. Ltd.	757,000	2,666,967
Taiwan Semiconductor Manufacturing Co. Ltd.	11,528,740	244,322,732
The Shanghai Commercial & Savings Bank Ltd.	1,658,420	2,620,595
Uni-President Enterprises Corp.	2,244,332	5,368,020
Unimicron Technology Corp.	575,000	3,923,505
United Microelectronics Corp.	5,568,000	11,543,879
Vanguard International Semiconductor Corp.	433,000	2,247,028
Walsin Technology Corp.	154,000	835,123
Wan Hai Lines Ltd.	287,100	1,649,704
Win Semiconductors Corp.	162,000	2,079,907
Winbond Electronics Corp.	1,441,000	1,361,045
Wistron Corp.	1,305,251	1,368,767
Wiwynn Corp.	37,629	1,201,371
WPG Holding Co. Ltd.	749,880	1,397,693
Yageo Corp.	177,321	2,763,775
Yang Ming Marine Transport Corp. (a)	716,000	2,481,379
Yuanta Financial Holding Co. Ltd.	4,483,215	3,976,851

TOTAL TAIWAN		530,298,713

Thailand - 1.6%
Advanced Info Service PCL (For. Reg.)	584,200	3,327,722
Airports of Thailand PCL:
(depositary receipt)	29,400	57,152
(For. Reg.)	1,983,100	3,855,032
Asset World Corp. PCL (a)	785,400	107,939
Asset World Corp. PCL NVDR (a)	2,797,700	384,494
B. Grimm Power PCL:
unit	189,500	242,729
(For. Reg.)	184,400	236,197
Bangkok Bank PCL (For. Reg.)	113,300	418,302
Bangkok Commercial Asset Management PCL	225,900	129,358
Bangkok Commercial Asset Management PCL unit	619,000	354,461
Bangkok Dusit Medical Services PCL:
unit	83,900	59,423
(For. Reg.)	4,563,800	3,232,348
Bangkok Expressway and Metro PCL	3,640,200	987,396
Berli Jucker PCL:
unit	376,500	382,968
(For. Reg)	130,200	132,437
BTS Group Holdings PCL:
warrants 11/7/24 (a)	386,240	3,865
warrants 11/20/26 (a)	772,480	3,758
(For. Reg.)	3,862,400	1,111,691
Bumrungrad Hospital PCL:
NVDR	17,200	75,425
(For. Reg.)	187,600	822,658
Carabao Group PCL NVDR	151,800	567,306
Central Pattana PCL:
unit	224,800	401,429
(For. Reg.)	734,400	1,311,429
Central Retail Corp. PCL	1,001,524	1,048,914
Charoen Pokphand Foods PCL:
(For. Reg.)	1,664,900	1,266,990
(NVDR)	21,700	16,514
CP ALL PCL:
unit	320,800	618,782
(For. Reg.)	2,405,200	4,639,325
Delta Electronics PCL:
(For. Reg.)	114,600	1,436,817
NVDR	18,000	225,678
Electricity Generating PCL:
(For. Reg.)	53,000	285,127
NVDR	76,900	413,703
Energy Absolute PCL (For. Reg.)	694,500	1,370,999
Global Power Synergy Public Co. Ltd.	141,400	332,405
Global Power Synergy Public Co. Ltd. unit	212,900	500,488
Gulf Energy Development PCL (For. Reg.)	1,364,300	1,778,360
Home Product Center PCL:
unit	1,354,200	595,881
(For. Reg.)	1,638,400	720,936
Indorama Ventures PCL:
unit	442,200	559,747
(For. Reg.)	355,200	449,620
Intouch Holdings PCL:
(For. Reg.)	486,500	1,103,349
NVDR	41,600	94,346
Krung Thai Bank PCL (For. Reg.)	1,776,300	615,656
Krungthai Card PCL:
(For. Reg.)	364,900	635,111
NVDR	34,000	59,177
Land & House PCL:
NVDR	42,100	10,722
(For. Reg.)	3,232,200	823,149
Minor International PCL:
unit (a)	83,200	82,122
warrants 2/15/24 (a)	55,286	6,732
(For. Reg.) (a)	1,428,526	1,410,013
Muangthai Leasing PCL	122,901	224,096
Muangthai Leasing PCL unit	238,000	433,966
Osotspa PCL	303,500	299,567
Osotspa PCL unit	337,100	332,731
PTT Exploration and Production PCL:
(For. Reg.)	537,800	1,904,506
NVDR	110,700	392,021
PTT Global Chemical PCL:
(For. Reg.)	809,000	1,529,980
NVDR	280,500	530,481
PTT Oil & Retail Business PCL NVDR	1,395,700	1,156,774
PTT PCL:
(For. Reg.)	4,367,600	5,002,074
NVDR	245,100	280,705
Ratchaburi Electric Generating Holding PCL:
unit	284,800	390,549
(For. Reg.)	62,300	85,432
Robinsons Department Store PCL (For. Reg.) (a)	55,100	91,368
SCG Packaging PCL NVDR	619,600	1,199,798
Siam Cement PCL:
(For. Reg.)	342,400	4,076,190
NVDR	13,500	160,714
Siam Commercial Bank PCL:
(For. Reg.)	408,400	1,550,886
(NVDR)	10,100	38,354
Sri Trang Gloves Thailand PCL	92,700	85,212
Sri Trang Gloves Thailand PCL NVDR	364,400	334,967
Srisawad Corp. PCL:
unit	200,200	386,160
warrants 8/29/25 (a)	16,016	5,406
(For. Reg.)	173,400	334,467
Thai Oil PCL (For. Reg.)	562,500	945,129
Thai Union Frozen Products PCL:
(For. Reg.)	275,800	173,726
NVDR	1,083,400	682,431
True Corp. PCL (For. Reg.)	4,958,137	606,692

TOTAL THAILAND		62,540,564

Turkey - 0.2%
Akbank TAS	1,445,541	881,097
Aselsan A/S	307,022	524,690
Bim Birlesik Magazalar A/S JSC	218,666	1,413,573
Eregli Demir ve Celik Fabrikalari T.A.S.	661,395	1,354,573
Ford Otomotiv Sanayi A/S	31,771	613,345
Koc Holding A/S	347,665	852,709
Turk Sise ve Cam Fabrikalari A/S	636,466	573,309
Turkcell Iletisim Hizmet A/S	542,046	862,064
Turkiye Garanti Bankasi A/S	1,099,222	1,126,205
Turkiye Is Bankasi A/S Series C	674,576	395,035
Turkiye Petrol Rafinerileri A/S (a)	59,896	870,965

TOTAL TURKEY		9,467,565

United Arab Emirates - 0.8%
Abu Dhabi Commercial Bank PJSC	1,307,048	2,953,459
Abu Dhabi National Oil Co. for Distribution PJSC	1,175,358	1,369,542
Aldar Properties PJSC (a)	1,759,125	1,934,815
Dubai Islamic Bank Pakistan Ltd. (a)	833,689	1,159,809
Emaar Properties PJSC (a)	1,580,023	1,724,921
Emirates NBD Bank PJSC	1,188,440	4,513,493
Emirates Telecommunications Corp.	810,873	5,651,375
First Abu Dhabi Bank PJSC	2,053,064	9,960,279

TOTAL UNITED ARAB EMIRATES		29,267,693

United States of America - 0.6%
360 DigiTech, Inc. ADR (a)	41,484	846,688
Dada Nexus Ltd. ADR (a)	28,164	572,011
DiDi Global, Inc. ADR (b)	145,188	1,171,667
DouYu International Holdings Ltd. ADR (a)	11,088	34,927
Li Auto, Inc. ADR (a)	254,756	8,312,688
Southern Copper Corp.	40,152	2,408,718
Yum China Holdings, Inc.	198,373	11,323,131

TOTAL UNITED STATES OF AMERICA		24,669,830

TOTAL COMMON STOCKS
(Cost $2,356,295,214)		3,638,580,647

Nonconvertible Preferred Stocks - 1.8%
Brazil - 1.0%
Alpargatas SA (PN)	87,900	601,647
Banco Bradesco SA (PN)	2,293,680	8,087,500
Bradespar SA (PN)	123,454	1,064,402
Braskem SA (PN-A) (a)	88,600	854,948
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	109,505	656,588
Companhia Energetica de Minas Gerais (CEMIG) (PN)	507,716	1,158,684
Companhia Paranaense de Energia-COPEL (PN-B)	382,500	401,219
Gerdau SA	543,200	2,589,050
Itau Unibanco Holding SA	2,285,171	9,438,204
Itausa-Investimentos Itau SA (PN)	2,082,412	3,781,977
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	2,227,500	10,755,054

TOTAL BRAZIL		39,389,273

Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B) (a)	63,953	3,473,194
Colombia - 0.1%
Bancolombia SA (PN)	206,247	1,851,205
Korea (South) - 0.6%
AMOREPACIFIC Corp.	1,453	89,040
Hyundai Motor Co.	6,789	565,197
Hyundai Motor Co. Series 2	13,057	1,091,381
LG Chemical Ltd.	3,711	1,212,736
LG Household & Health Care Ltd.	321	163,962
Samsung Electronics Co. Ltd.	368,004	20,113,064

TOTAL KOREA (SOUTH)		23,235,380

Russia - 0.0%
Surgutneftegas OJSC	3,119,722	1,699,398
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $54,684,407)		69,648,450

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.06% (e)	90,686,746	90,704,884
Fidelity Securities Lending Cash Central Fund 0.06% (e)(f)	31,016,778	31,019,879
TOTAL MONEY MARKET FUNDS
(Cost $121,724,763)		121,724,763
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $2,532,704,384)		3,829,953,860
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(23,797,291)
NET ASSETS - 100%		$3,806,156,569

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	1,544	Dec. 2021	$97,426,400	$(1,080,682)	$(1,080,682)

The notional amount of futures purchased as a percentage of Net Assets is 2.6%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $201,294,448 or 5.3% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$74,575,101	$966,151,591	$950,021,679	$59,439	$(129)	$--	$90,704,884	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	13,813,491	351,591,971	334,385,583	570,252	--	--	31,019,879	0.1%
Total	$88,388,592	$1,317,743,562	$1,284,407,262	$629,691	$(129)	$--	$121,724,763

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$392,350,457	$168,001,717	$223,248,361	$1,100,379
Consumer Discretionary	573,212,336	272,219,637	300,990,002	2,697
Consumer Staples	216,625,098	200,868,297	15,756,798	3
Energy	214,477,015	167,272,754	47,204,218	43
Financials	730,698,696	564,835,169	165,268,740	594,787
Health Care	168,394,683	115,374,082	53,020,601	--
Industrials	174,728,508	142,155,728	32,572,780	--
Information Technology	766,803,020	253,741,998	513,061,022	--
Materials	316,509,662	255,829,293	60,680,369	--
Real Estate	73,272,642	73,272,642	--	--
Utilities	81,156,980	78,848,666	2,308,314	--
Money Market Funds	121,724,763	121,724,763	--	--
Total Investments in Securities:	$3,829,953,860	$2,414,144,746	$1,414,111,205	$1,697,909
Derivative Instruments:
Liabilities
Futures Contracts	$(1,080,682)	$(1,080,682)	$--	$--
Total Liabilities	$(1,080,682)	$(1,080,682)	$--	$--
Total Derivative Instruments:	$(1,080,682)	$(1,080,682)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(1,080,682)
Total Equity Risk	0	(1,080,682)
Total Value of Derivatives	$0	$(1,080,682)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $25,104,311) — See accompanying schedule: Unaffiliated issuers (cost $2,410,979,621)	$3,708,229,097
Fidelity Central Funds (cost $121,724,763)	121,724,763
Total Investment in Securities (cost $2,532,704,384)		$3,829,953,860
Segregated cash with brokers for derivative instruments		6,081,059
Foreign currency held at value (cost $18,973,475)		18,777,622
Receivable for fund shares sold		2,025,578
Dividends receivable		2,593,841
Reclaims receivable		78,080
Distributions receivable from Fidelity Central Funds		56,454
Prepaid expenses		5,210
Receivable from investment adviser for expense reductions		185,099
Other receivables		302,975
Total assets		3,860,059,778
Liabilities
Payable for fund shares redeemed	$1,127,478
Accrued management fee	240,617
Payable for daily variation margin on futures contracts	1,372,015
Deferred foreign taxes	19,070,521
Other payables and accrued expenses	1,061,446
Collateral on securities loaned	31,031,132
Total liabilities		53,903,209
Net Assets		$3,806,156,569
Net Assets consist of:
Paid in capital		$2,823,255,886
Total accumulated earnings (loss)		982,900,683
Net Assets		$3,806,156,569
Net Asset Value, offering price and redemption price per share ($3,806,156,569 ÷ 230,781,154 shares)		$16.49

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$90,539,174
Non-Cash dividends		4,292,113
Interest		1,171
Income from Fidelity Central Funds (including $570,252 from security lending)		629,691
Income before foreign taxes withheld		95,462,149
Less foreign taxes withheld		(10,645,236)
Total income		84,816,913
Expenses
Management fee	$2,933,900
Custodian fees and expenses	1,937,540
Independent trustees' fees and expenses	11,701
Registration fees	81,449
Audit	93,667
Legal	7,475
Interest	6,977
Miscellaneous	17,947
Total expenses before reductions	5,090,656
Expense reductions	(2,152,156)
Total expenses after reductions		2,938,500
Net investment income (loss)		81,878,413
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $801,315)	121,472,175
Fidelity Central Funds	(129)
Foreign currency transactions	(375,379)
Futures contracts	17,180,454
Total net realized gain (loss)		138,277,121
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $18,260,780)	393,875,204
Assets and liabilities in foreign currencies	(139,708)
Futures contracts	(2,016,701)
Total change in net unrealized appreciation (depreciation)		391,718,795
Net gain (loss)		529,995,916
Net increase (decrease) in net assets resulting from operations		$611,874,329

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$81,878,413	$86,043,153
Net realized gain (loss)	138,277,121	(208,111,942)
Change in net unrealized appreciation (depreciation)	391,718,795	279,787,572
Net increase (decrease) in net assets resulting from operations	611,874,329	157,718,783
Distributions to shareholders	(61,451,040)	(101,087,947)
Share transactions
Proceeds from sales of shares	904,679,177	3,256,992,963
Reinvestment of distributions	59,925,572	100,106,928
Cost of shares redeemed	(1,273,280,123)	(3,690,094,340)
Net increase (decrease) in net assets resulting from share transactions	(308,675,374)	(332,994,449)
Total increase (decrease) in net assets	241,747,915	(276,363,613)
Net Assets
Beginning of period	3,564,408,654	3,840,772,267
End of period	$3,806,156,569	$3,564,408,654
Other Information
Shares
Sold	53,294,459	244,559,724
Issued in reinvestment of distributions	3,717,467	7,409,839
Redeemed	(72,956,690)	(285,330,039)
Net increase (decrease)	(15,944,764)	(33,360,476)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Emerging Markets Index Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.45	$13.71	$12.62	$14.80	$11.94
Income from Investment Operations
Net investment income (loss)A	.36	.30	.42B	.36	.31
Net realized and unrealized gain (loss)	1.93	.80	.99	(2.18)	2.76
Total from investment operations	2.29	1.10	1.41	(1.82)	3.07
Distributions from net investment income	(.25)	(.36)	(.32)	(.27)	(.13)
Distributions from net realized gain	–	–	–	(.09)	(.08)
Total distributions	(.25)	(.36)	(.32)	(.36)	(.21)
Net asset value, end of period	$16.49	$14.45	$13.71	$12.62	$14.80
Total ReturnC	15.87%	8.19%	11.44%	(12.61)%	26.24%
Ratios to Average Net AssetsD,E
Expenses before reductions	.13%	.14%	.16%	.17%	.17%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.09%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.09%
Net investment income (loss)	2.10%	2.21%	3.12%B	2.48%	2.36%
Supplemental Data
Net assets, end of period (000 omitted)	$3,806,157	$3,564,409	$3,840,772	$4,257,694	$3,209,729
Portfolio turnover rateF	16%	38%	22%	3%	2%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity SAI Emerging Markets Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,454,827,593
Gross unrealized depreciation	(192,151,368)
Net unrealized appreciation (depreciation)	$1,262,676,225
Tax Cost	$2,567,277,635

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$93,266,289
Capital loss carryforward	$(353,763,618)
Net unrealized appreciation (depreciation) on securities and other investments	$1,262,468,532

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(270,946,960)
Long-term	(82,816,658)
Total capital loss carryforward	$(353,763,618)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$61,451,040	$ 101,087,947

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Index Fund	583,175,573	887,823,075

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .08% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Index Fund	Borrower	$61,784,615.31%		$6,977

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Emerging Markets Index Fund	$7,036

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Index Fund	$56,625	$16	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .075% of average net assets. This reimbursement will remain in place through February 28, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,141,131.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $11,025.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Emerging Markets Fund
Fidelity SAI Emerging Markets Index Fund	15%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Emerging Markets Index Fund	24%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Emerging Markets Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Emerging Markets Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity SAI Emerging Markets Index Fund	.08%
Actual		$1,000.00	$948.80	$.39
Hypothetical-C		$1,000.00	$1,024.80	$.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 74% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2935 and $0.0455 for the dividend paid December 7, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and the Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity’s and Geode’s investment staffs, including their size, education, experience, and resources, as well as Fidelity’s and Geode’s approach to recruiting, managing, training, and compensating investment personnel. Further, the Board considered that Fidelity’s and Geode’s investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity’s and Geode’s trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. No performance peer group information was considered by the Board due to the fact that the peer group does not distinguish between passively-managed and actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board considered that (i) effective July 1, 2016, the fund's management fee rate was reduced from 0.20% to 0.09%, and (ii) effective August 1, 2019, the fund's management fee rate was further reduced from 0.09% to 0.075%. The Board considered that the chart below reflects the fund's lower management fee rates for 2016 and 2019, as if the lower fee rates were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.075% through February 28, 2022.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SV6-ANN-1221
1.9879600.105

Fidelity® Total International Index Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Total International Index Fund	30.47%	9.89%	9.30%

 A From June 7, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Index Fund on June 7, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Investable Market Index performed over the same period.

Period Ending Values
$16,167	Fidelity® Total International Index Fund
$16,426	MSCI ACWI (All Country World Index) ex USA Investable Market Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 30.47%, roughly in line with the 31.09% advance of the benchmark MSCI All Country World ex US IMI Index (Net MA). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Canada, the U.K. and Europe ex U.K. notably contributed. By sector, financials gained roughly 49% and contributed most, followed by information technology, which gained 43%, and industrials, which advanced 38%. The materials sector rose roughly 35%, energy gained approximately 73%, and consumer discretionary advanced 16%. Other notable contributors included the health care (+19%), consumer staples (+17%), real estate (+24%), utilities (+20%), communication services (+8%), and multi sector (+2%) sectors. Turning to individual stocks, the top contributor was ASML Holding (+124%), from the semiconductors & semiconductor equipment segment. In semiconductors & semiconductor equipment, Taiwan Semiconductor (+42%) was helpful and Royal Dutch Shell (+94%) from the energy sector also contributed. LVMH Moet Hennessy Louis Vuitton, within the consumer durables & apparel group, rose 68% and Novo Nordisk, within the pharmaceuticals, biotechnology & life sciences industry, gained 73% and boosted the fund. Conversely, the biggest individual detractor was Alibaba Group Holding (-45%), from the retailing category. Tencent Holdings, within the media & entertainment group, returned about -19% and hindered the fund. In consumer services, TAL Education Group (-94%) and New Oriental Education & Technology Group (-87%) hurt. Another detractor was Ping An Insurance (-28%), a stock in the insurance industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.7
Nestle SA (Reg. S) (Switzerland, Food Products)	1.2
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.1
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.1
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	1.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	0.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	0.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.7
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.6
Toyota Motor Corp. (Japan, Automobiles)	0.6
9.7

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	20.1
Consumer Discretionary	12.9
Information Technology	12.8
Industrials	12.2
Health Care	8.9
Materials	8.8
Consumer Staples	8.3
Communication Services	5.9
Energy	5.1
Real Estate	2.2

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	15.2%
United Kingdom	8.8%
Canada	7.3%
Switzerland	6.0%
France	6.0%
Cayman Islands	5.9%
Germany	5.3%
Australia	4.6%
Taiwan	4.3%
Other*	36.6%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Argentina - 0.0%
Banco Macro SA sponsored ADR (a)	22,226	$349,615
Grupo Financiero Galicia SA sponsored ADR	40,080	426,050
Pampa Holding SA sponsored ADR (a)(b)	14,899	273,099
Transportadora de Gas del Sur SA Class B sponsored ADR (a)(b)	20,041	106,418
YPF SA Class D sponsored ADR (a)	82,582	346,844

TOTAL ARGENTINA		1,502,026

Australia - 4.6%
Abacus Property Group unit	107,655	289,111
Accent Group Ltd.	148,620	277,263
Adbri Ltd.	107,008	239,880
Afterpay Ltd. (a)	59,143	5,478,973
AGL Energy Ltd.	147,705	635,555
ALS Ltd.	132,500	1,316,682
Altium Ltd.	30,470	841,661
Alumina Ltd.	658,550	985,835
AMP Ltd.	828,260	672,903
Ampol Ltd.	59,920	1,377,036
Ansell Ltd.	32,944	780,885
APA Group unit	300,517	1,853,724
Appen Ltd.	26,037	210,553
ARB Corp. Ltd.	20,748	758,377
Aristocrat Leisure Ltd.	158,689	5,572,369
ASX Ltd.	52,061	3,251,303
Atlas Arteria Ltd. unit	263,129	1,227,221
Aub Group Ltd.	26,473	432,340
Aurizon Holdings Ltd.	456,059	1,156,147
AusNet Services	479,355	890,669
Austal Ltd.	109,179	154,404
Australia & New Zealand Banking Group Ltd.	753,092	15,941,689
Australian Agricultural Co. Ltd. (a)	71,591	85,090
Bank of Queensland Ltd.	183,310	1,213,476
Bapcor Ltd.	99,949	597,734
Beach Energy Ltd.	427,038	448,129
Bega Cheese Ltd.	114,275	465,921
Bellevue Gold Ltd. (a)	214,402	138,704
Bendigo & Adelaide Bank Ltd.	156,742	1,090,660
Betmakers Technology Group Ltd. (a)	235,649	216,266
BHP Group Ltd.	790,991	21,726,144
Blackmores Ltd.	5,169	366,169
BlueScope Steel Ltd.	139,445	2,162,986
Boral Ltd. (a)	130,591	626,753
BrainChip Holdings Ltd. (a)(b)	353,251	124,895
Brambles Ltd.	382,052	2,885,482
Bravura Solutions Ltd.	81,172	169,751
Breville Group Ltd.	26,494	584,152
Brickworks Ltd.	22,934	409,565
BWP Trust	107,908	344,177
carsales.com Ltd.	81,730	1,516,131
Centuria Capital Group unit	306,687	740,564
Centuria Industrial REIT	141,983	389,845
Centuria Office REIT unit	158,269	286,929
Chalice Mining Ltd. (a)	96,086	482,112
Challenger Ltd.	168,801	881,245
Champion Iron Ltd. (a)	98,713	326,730
Charter Hall Group unit	135,998	1,772,937
Charter Hall Long Wale REIT unit	166,063	607,116
Charter Hall Retail REIT	148,591	458,288
Charter Hall Social Infrastruc	100,983	290,184
Cimic Group Ltd.	19,453	291,500
Cleanaway Waste Management Ltd.	616,808	1,243,503
Clinuvel Pharmaceuticals Ltd.	13,521	392,709
Cochlear Ltd.	18,546	3,075,409
Codan Ltd./Australia	36,460	275,642
Coles Group Ltd.	357,201	4,605,594
Collins Foods Ltd.	30,692	295,527
Commonwealth Bank of Australia	474,124	37,335,146
Computershare Ltd.	146,169	2,062,768
Cooper Energy Ltd. (a)	310,278	67,688
Corporate Travel Management Ltd.	33,960	625,632
Costa Group Holdings Ltd.	201,308	442,187
Credit Corp. Group Ltd.	18,159	428,244
Cromwell Property Group unit	558,536	340,329
Crown Ltd. (a)	108,567	813,428
CSL Ltd.	122,897	27,780,081
CSR Ltd.	192,847	860,260
De Grey Mining Ltd. (a)	226,970	190,373
Deterra Royalties Ltd.	113,732	331,953
Dexus unit	292,400	2,390,942
Domain Holdings Australia Ltd.	83,048	357,345
Dominos Pizza Enterprises Ltd.	16,550	1,686,441
Downer EDI Ltd.	186,479	883,757
Eagers Automotive Ltd.	48,619	542,021
Elders Ltd.	36,794	332,970
EML Payments Ltd. (a)	70,842	157,208
Endeavour Group Ltd.	355,211	1,817,011
Evolution Mining Ltd.	490,621	1,339,723
Flight Centre Travel Group Ltd. (a)	53,944	811,182
Fortescue Metals Group Ltd.	459,111	4,810,952
G8 Education Ltd.	297,462	246,142
GDI Property Group unit	141,746	124,755
Genworth Mortgage Insurance Ltd.	106,265	183,857
Gold Road Resources Ltd.	282,072	293,881
Goodman Group unit	447,411	7,370,772
GrainCorp Ltd.	66,940	316,233
Growthpoint Properties Australia Ltd.	63,027	196,760
GUD Holdings Ltd.	34,058	312,566
GWA Group Ltd.	43,695	89,405
Harvey Norman Holdings Ltd.	146,855	547,940
Healius Ltd.	167,246	606,408
HUB24 Ltd.	13,142	313,191
IDP Education Ltd.	54,371	1,531,727
IGO Ltd.	196,201	1,422,789
Iluka Resources Ltd.	113,591	803,219
Imugene Ltd. (a)	1,135,398	422,781
Incitec Pivot Ltd.	548,821	1,234,423
Ingenia Communities Group unit	98,304	481,409
Inghams Group Ltd.	88,689	247,517
Insurance Australia Group Ltd.	658,245	2,376,791
Invocare Ltd.	47,488	404,740
IOOF Holdings Ltd.	222,011	681,392
IPH Ltd.	58,840	378,886
Iress Ltd.	62,699	565,984
Irongate Group	155,589	187,852
JB Hi-Fi Ltd.	36,997	1,405,187
Jumbo Interactive Ltd.	13,442	169,169
Kogan.Com Ltd. (b)	27,952	209,007
Lendlease Group unit	181,830	1,430,736
Lifestyle Communities Ltd.	37,447	612,687
Link Administration Holdings Ltd.	123,479	404,059
Lovisa Holdings Ltd.	15,484	252,991
Lynas Rare Earths Ltd. (a)	246,492	1,359,155
Macquarie Group Ltd.	92,086	13,614,915
Magellan Financial Group Ltd.	41,245	1,075,691
Mayne Pharma Group Ltd. (a)	356,519	91,185
McMillan Shakespeare Ltd.	26,456	272,452
Medibank Private Ltd.	718,372	1,794,113
Megaport Ltd. (a)	41,028	552,762
Mesoblast Ltd. (a)(b)	164,527	198,028
Metcash Ltd.	365,506	1,119,054
Mineral Resources Ltd.	44,787	1,300,136
Mirvac Group unit	1,117,493	2,370,588
Monadelphous Group Ltd.	24,351	184,096
Nanosonics Ltd. (a)	77,091	343,311
National Australia Bank Ltd.	865,589	18,819,618
National Storage REIT unit	372,744	670,148
Nearmap Ltd. (a)	111,209	184,882
Netwealth Group Ltd.	37,179	483,845
New Hope Corp. Ltd.	168,332	254,522
Newcrest Mining Ltd.	214,327	4,012,952
NEXTDC Ltd. (a)	125,278	1,106,382
NIB Holdings Ltd.	125,607	625,510
Nickel Mines Ltd.	287,905	226,322
Nine Entertainment Co. Holdings Ltd.	364,718	757,231
Northern Star Resources Ltd.	299,411	2,081,143
Nufarm Ltd. (a)	100,803	329,856
Omni Bridgeway Ltd. (a)	65,850	153,561
oOh!media Ltd. (a)	157,597	215,173
Orica Ltd.	117,043	1,332,130
Origin Energy Ltd.	443,045	1,683,067
Orocobre Ltd. (a)	169,469	1,134,599
Orora Ltd.	241,387	599,225
OZ Minerals Ltd.	88,986	1,682,195
Paladin Energy Ltd. (Australia) (a)	642,085	425,047
Pendal Group Ltd.	89,021	445,324
Perpetual Trustees Australia Ltd.	15,768	446,703
Perseus Mining Ltd. (Australia)	366,240	435,296
Pilbara Minerals Ltd. (a)	680,368	1,125,975
Platinum Asset Management Ltd.	68,712	157,133
PointsBet Holdings Ltd. (a)	44,648	277,088
PolyNovo Ltd. (a)	169,993	232,737
Premier Investments Ltd.	20,736	477,007
Pro Medicus Ltd.	12,501	501,039
Qantas Airways Ltd. (a)	226,117	910,016
QBE Insurance Group Ltd.	398,657	3,547,695
Qube Holdings Ltd.	496,391	1,187,444
Ramelius Resources Ltd.	184,610	220,808
Ramsay Health Care Ltd.	46,932	2,486,150
REA Group Ltd.	13,534	1,630,378
Redbubble Ltd. (a)	57,816	180,492
Reece Ltd.	80,031	1,197,444
Regis Resources Ltd.	182,926	275,212
Reliance Worldwide Corp. Ltd.	234,832	1,019,284
Resolute Mng Ltd. (a)	272,558	86,113
Rio Tinto Ltd.	98,516	6,691,271
Sandfire Resources NL	142,787	597,208
Santos Ltd.	500,028	2,625,500
Scentre Group unit	1,441,966	3,275,851
SEEK Ltd.	84,631	2,081,802
Select Harvests Ltd.	56,040	311,534
Seven Group Holdings Ltd.	42,974	696,004
Shopping Centres Australasia Property Group unit	251,597	526,153
Sigma Healthcare Ltd.	524,060	224,708
Silver Lake Resources Ltd. (a)	204,791	261,122
Sims Ltd.	41,768	448,991
Smartgroup Corp. Ltd.	61,833	373,041
Sonic Healthcare Ltd.	119,269	3,591,496
South32 Ltd.	1,306,185	3,507,802
Southern Cross Media Group Ltd.	52,408	91,463
Spark Infrastructure Group unit	535,723	1,132,423
St Barbara Ltd.	213,096	234,842
Steadfast Group Ltd.	249,586	873,042
Stockland Corp. Ltd. unit	627,436	2,147,549
Suncorp Group Ltd.	348,084	3,068,837
Super Retail Group Ltd.	44,388	431,744
Sydney Airport unit (a)	350,804	2,161,278
Tabcorp Holdings Ltd.	574,522	2,143,634
Tassal Group Ltd.	61,130	163,247
Technology One Ltd.	83,352	765,586
Telix Pharmaceuticals Ltd. (a)	45,936	208,369
Telstra Corp. Ltd.	1,070,959	3,077,502
Temple & Webster Group Ltd. (a)	25,897	246,825
The GPT Group unit	521,247	2,023,278
The Star Entertainment Group Ltd. (a)	263,421	725,260
Transurban Group unit	806,866	8,157,609
Treasury Wine Estates Ltd.	197,635	1,712,689
Tyro Payments Ltd. (a)	124,576	378,598
United Malt Group Ltd.	69,875	212,356
Uniti Group Ltd. (a)	153,857	471,057
Vicinity Centres unit	1,115,877	1,447,997
Viva Energy Group Ltd. (c)	280,626	489,754
Washington H. Soul Pattinson & Co. Ltd.	57,020	1,393,174
Waypoint (REIT) unit	214,837	441,198
Webjet Ltd.	81,906	389,399
Wesfarmers Ltd.	297,740	12,822,564
West African Resources Ltd. (a)	273,082	267,054
Western Areas NL	96,805	230,116
Westgold Resources Ltd.	91,442	134,135
Westpac Banking Corp.	965,835	18,790,456
Whitehaven Coal Ltd. (a)	272,958	535,918
WiseTech Global Ltd.	41,438	1,592,252
Woodside Petroleum Ltd.	264,819	4,633,627
Woolworths Group Ltd.	339,045	9,712,175
WorleyParsons Ltd.	94,466	768,891
Zip Co. Ltd. (a)(b)	128,975	630,639

TOTAL AUSTRALIA		395,976,748

Austria - 0.2%
Andritz AG	18,140	1,027,103
AT&S Austria Technologie & Systemtechnik AG	7,602	291,319
BAWAG Group AG (c)	23,184	1,459,298
CA Immobilien Anlagen AG	15,841	677,551
DO & CO Restaurants & Catering AG (a)	1,729	156,300
Erste Group Bank AG	78,753	3,377,527
IMMOFINANZ Immobilien Anlagen AG	23,539	563,814
Lenzing AG (a)	4,593	552,189
Oesterreichische Post AG	13,734	579,492
OMV AG	38,475	2,330,600
PORR AG (a)	3,992	57,223
PORR AG rights 11/3/21 (a)	3,992	652
Raiffeisen International Bank-Holding AG	48,261	1,411,480
S IMMO AG	14,648	347,128
S&T AG (b)	16,374	393,331
Schoeller-Bleckmann Oilfield Equipment AG (a)	4,330	176,443
Telekom Austria AG	36,419	314,911
UNIQA Insurance Group AG	38,799	361,056
Verbund AG	18,437	1,920,317
Vienna Insurance Group AG	10,702	312,381
Voestalpine AG	31,530	1,196,975
Wienerberger AG	32,594	1,153,721

TOTAL AUSTRIA		18,660,811

Bailiwick of Guernsey - 0.0%
BMO Commercial Property Trust Ltd.	239,351	335,425
Burford Capital Ltd.	57,209	586,809
Picton Property Income Ltd.	162,738	216,256
Regional REIT Ltd. (c)	130,746	157,103
Sirius Real Estate Ltd.	265,605	491,444
UK Commercial Property REIT Ltd.	231,627	240,915

TOTAL BAILIWICK OF GUERNSEY		2,027,952

Bailiwick of Jersey - 0.5%
Boohoo.Com PLC (a)	284,911	708,670
Breedon Group PLC	486,198	652,079
Centamin PLC	342,693	439,727
Experian PLC	243,569	11,156,768
Ferguson PLC	58,791	8,846,404
Glencore Xstrata PLC	2,691,367	13,458,395
IWG PLC (a)	227,862	965,146
Man Group PLC	387,937	1,235,430
Petrofac Ltd. (a)(b)	83,397	147,802
Petrofac Ltd. rights (a)(b)	20,849	4,137
Polymetal International PLC	98,282	1,830,965
Sanne Group PLC	47,499	587,643
TP ICAP Group PLC	248,549	528,256
WPP PLC	324,654	4,692,798

TOTAL BAILIWICK OF JERSEY		45,254,220

Belgium - 0.6%
Ackermans & Van Haaren SA	6,132	1,054,074
Aedifica SA	9,134	1,217,442
Ageas	46,413	2,258,809
Agfa-Gevaert NV (a)	35,896	156,024
Akka Technologies SA (a)	3,532	195,004
Anheuser-Busch InBev SA NV	201,551	12,328,317
Barco NV	24,054	541,113
Befimmo SCA Sicafi	6,227	254,824
Bekaert SA	9,221	403,781
Bpost SA (a)	38,958	333,262
Cofinimmo SA	7,858	1,267,197
Colruyt NV	15,683	769,418
Compagnie D'entreprises CFE SA	1,504	153,868
D'ieteren Group	6,412	1,103,687
Econocom Group SA	66,804	282,259
Elia System Operator SA/NV	8,682	1,012,672
Euronav NV	54,372	577,629
Fagron NV	18,048	312,535
Galapagos NV (a)	11,873	629,631
Gimv NV	6,514	420,937
Groupe Bruxelles Lambert SA	26,695	3,093,657
Intervest Offices & Warehouses NV	10,896	317,414
KBC Ancora	11,792	614,238
KBC Groep NV	65,271	6,078,516
Kinepolis Group NV (a)	4,430	278,843
Melexis NV	6,444	741,947
Mithra Pharmaceuticals SA (a)(b)	5,337	117,222
Montea SICAFI SCA	4,144	615,096
Ontex Group NV (a)	19,217	180,829
Orange Belgium	9,765	221,703
Proximus	38,878	731,896
Retail Estates NV	4,319	345,499
Sofina SA	4,112	1,817,728
Solvay SA Class A	19,237	2,286,064
Telenet Group Holding NV	12,518	449,463
Tessenderlo Group (a)	5,833	212,740
Titan Cement International Trading SA	10,981	190,411
UCB SA	34,588	4,122,322
Umicore SA	53,071	3,041,737
VGP NV	2,381	616,546
Warehouses de Pauw	37,028	1,686,492
Xior Student Housing NV	6,492	384,243

TOTAL BELGIUM		53,417,089

Bermuda - 0.4%
Alibaba Health Information Technology Ltd. (a)	1,102,000	1,392,283
Alibaba Pictures Group Ltd. (a)	4,760,000	507,782
Beijing Enterprises Water Group Ltd.	1,374,000	524,488
Brightoil Petroleum Holdings Ltd. (d)	26,000	0
Brilliance China Automotive Holdings Ltd. (a)	664,000	197,806
BW LPG Ltd. (c)	25,038	133,372
Cafe de Coral Holdings Ltd.	104,000	189,808
CGN New Energy Holdings Co. Ltd. (b)(c)	380,000	355,556
China Foods Ltd.	312,000	119,499
China Gas Holdings Ltd.	827,200	2,068,930
China Grand Pharmaceutical and Healthcare Holdings Ltd.	365,500	293,603
China Resource Gas Group Ltd.	264,000	1,418,315
China Water Affairs Group Ltd.	278,000	286,557
China Youzan Ltd. (a)	4,000,000	508,965
Chinese Estates Holdings Ltd.	93,000	45,182
Chow Sang Sang Holdings International Ltd.	95,000	135,043
CK Infrastructure Holdings Ltd.	184,500	1,112,146
CMBC Capital Holdings Ltd.	6,840,000	83,516
Cosco Shipping Ports Ltd.	549,086	457,307
Credicorp Ltd. (United States)	18,681	2,422,178
Digital China Holdings Ltd. (H Shares)	209,000	112,821
Frontline Ltd. (a)(b)	30,442	270,623
Gemdale Properties and Investment Corp. Ltd.	1,710,000	167,033
Golden Ocean Group Ltd.	33,560	302,711
GOME Electrical Appliances Holdings Ltd. (a)	2,836,000	287,956
Haitong International Securities Group Ltd.	666,030	153,228
HengTen Networks Group Ltd. (a)	929,600	319,007
Hi Sun Technology (China) Ltd. (a)(d)	1,221,000	164,777
Hiscox Ltd.	96,483	1,099,908
Hongkong Land Holdings Ltd.	320,639	1,766,721
Hopson Development Holdings Ltd.	173,800	474,680
Huabao International Holdings Ltd.	282,000	529,894
Jardine Matheson Holdings Ltd.	57,158	3,311,163
Johnson Electric Holdings Ltd.	114,927	255,246
K Wah International Holdings Ltd.	524,902	209,812
Kerry Logistics Network Ltd.	232,000	563,563
Kerry Properties Ltd.	158,000	445,743
Kunlun Energy Co. Ltd.	956,000	874,844
Lancashire Holdings Ltd.	70,789	490,204
Luk Fook Holdings International Ltd.	89,000	243,076
Luye Pharma Group Ltd. (a)(c)	1,058,000	504,489
Man Wah Holdings Ltd.	529,200	822,996
Nine Dragons Paper (Holdings) Ltd.	416,000	522,907
NWS Holdings Ltd.	454,367	452,002
Pacific Basin Shipping Ltd.	1,263,000	584,384
PAX Global Technology Ltd. (d)	216,000	149,913
Pou Sheng International (Holdings) Ltd. (a)	736,000	123,920
Realord Group Holdings Ltd. (a)(b)	172,000	267,931
Shanghai Industrial Urban Development Group Ltd.	1,639,400	141,173
Shangri-La Asia Ltd. (a)	256,000	208,604
Shenzhen International Holdings Ltd.	330,009	398,276
Sihuan Pharmaceutical Holdings Group Ltd.	971,000	204,671
Sinopec Kantons Holdings Ltd.	352,000	134,367
Skyworth Group Ltd. (a)	499,589	278,673
SMI Corp. Ltd. (d)	7,200	2,165
Vtech Holdings Ltd.	56,000	430,769
Yue Yuen Industrial (Holdings) Ltd. (a)	246,500	525,284
Yuexiu Transport Infrastructure Ltd.	276,000	176,657

TOTAL BERMUDA		30,224,527

Brazil - 0.9%
AES Brasil Energia SA	120,039	231,834
Aliansce Sonae Shopping Centers SA	38,572	131,084
Alupar Investimento SA unit	51,900	218,311
Ambev SA	1,242,663	3,740,892
Americanas SA (a)	109,449	575,966
Anima Holding SA (a)	115,300	134,835
Arezzo Industria e Comercio SA	27,200	356,157
Atacadao SA	152,000	448,152
B3 SA - Brasil Bolsa Balcao	1,649,334	3,480,557
Banco Bradesco SA	419,155	1,262,560
Banco do Brasil SA	229,500	1,158,927
Banco Inter SA unit	93,320	586,991
Banco Santander SA (Brasil) unit	96,500	588,185
BB Seguridade Participacoes SA	173,900	680,650
BK Brasil Operacao e Assessoria a Restaurantes SA (a)	95,900	116,736
BR Malls Participacoes SA (a)	327,705	416,323
BRF SA (a)	167,500	689,434
BTG Pactual Participations Ltd. unit	289,300	1,155,908
CCR SA	287,084	581,411
Centrais Eletricas Brasileiras SA (Electrobras)	71,176	426,642
Cielo SA	247,560	96,062
Cogna Educacao (a)	811,554	356,613
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	55,561	251,333
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	82,600	515,171
Companhia de Saneamento de Minas Gerais	52,000	125,398
Companhia Siderurgica Nacional SA (CSN)	185,987	750,697
Compania de Locacao das Americas	104,300	364,619
Compania de Saneamento do Parana unit	45,900	148,424
Cosan SA	282,164	989,409
CPFL Energia SA	76,400	356,158
CVC Brasil Operadora e Agencia de Viagens SA (a)	86,306	244,216
Cyrela Brazil Realty SA	73,600	183,746
Dexco SA	73,600	202,264
EDP Energias do Brasil SA	90,800	315,334
Embraer SA (a)	207,188	805,066
Energisa SA unit	48,700	341,879
Eneva SA (a)	179,800	458,755
ENGIE Brasil Energia SA	69,581	479,712
Equatorial Energia SA	267,200	1,083,230
EZ Tec Empreendimentos e Participacoes SA	30,200	97,656
Fleury SA	61,200	204,188
Gol Linhas Aereas Inteligentes SA:
warrants 7/23/24 (a)(d)	900	1,225
warrants 7/30/24 (a)	3,278	3,073
Grendene SA	101,400	154,154
Grupo de Moda Soma SA (a)	132,816	308,754
Grupo SBF SA (a)	34,200	126,891
Hapvida Participacoes e Investimentos SA (c)	317,700	649,608
Hypermarcas SA	129,000	641,366
Iguatemi Empresa de Shopping Centers SA	24,500	129,971
IRB Brasil Resseguros SA	234,913	195,213
JBS SA	248,000	1,715,936
Klabin SA unit	170,200	691,801
Light SA	89,200	152,992
Localiza Rent A Car SA	161,208	1,293,937
Locaweb Servicos de Internet SA (c)	130,900	424,443
LOG Commercial Properties e Participacoes SA	19,191	79,671
Lojas Renner SA	241,125	1,376,990
M. Dias Branco SA	38,857	213,088
Magazine Luiza SA	809,568	1,550,627
Marfrig Global Foods SA	103,200	484,567
Meliuz SA (c)	172,800	101,344
Minerva SA	82,800	142,895
MRV Engenharia e Participacoes SA	120,400	216,531
Multiplan Empreendimentos Imobiliarios SA	68,496	224,768
Natura & Co. Holding SA (a)	239,052	1,647,671
Notre Dame Intermedica Participacoes SA	140,211	1,594,447
Odontoprev SA	84,900	201,727
Omega Geracao SA (a)	45,800	265,607
Pet Center Comercio e Participacoes SA	109,700	364,837
Petro Rio SA (a)	184,200	766,004
Petroleo Brasileiro SA - Petrobras (ON)	928,988	4,554,573
Qualicorp Consultoria E Corret	73,000	221,310
Raia Drogasil SA	293,300	1,208,268
Rede D'Oregon Sao Luiz SA (c)	103,500	1,081,984
Rumo SA (a)	340,100	963,570
Santos Brasil Participacoes SA (a)	229,800	209,694
Sao Martinho SA	43,000	291,807
Sendas Distribuidora SA	257,405	697,353
SLC Agricola SA	25,100	193,816
Sul America SA unit	109,520	503,957
Suzano Papel e Celulose SA (a)	205,389	1,791,577
Telefonica Brasil SA	127,400	1,027,543
TIM SA	218,380	434,144
Totvs SA	154,800	898,552
Transmissora Alianca de Energia Eletrica SA unit	53,200	345,567
Ultrapar Participacoes SA	189,700	438,638
Ultrapar Participacoes SA rights 11/3/21 (a)(d)	13,597	24
Vale SA	1,065,674	13,521,548
Via S/A (a)	309,200	336,933
Vibra Energia SA	347,742	1,292,680
Weg SA	448,480	2,940,175
YDUQS Participacoes SA	86,500	319,712

TOTAL BRAZIL		74,345,048

British Virgin Islands - 0.0%
Arcos Dorados Holdings, Inc. Class A (b)	43,895	209,379
Despegar.com Corp. (a)	12,672	140,913
First Pacific Co. Ltd.	540,000	215,847
Mail.Ru Group Ltd. unit (a)	33,026	678,804

TOTAL BRITISH VIRGIN ISLANDS		1,244,943

Canada - 7.3%
Advantage Energy Ltd. (a)	58,810	333,111
Aecon Group, Inc.	21,776	324,810
AG Growth International, Inc.	4,878	107,209
Agnico Eagle Mines Ltd. (Canada)	66,432	3,526,114
Air Canada (a)	39,455	707,423
Alamos Gold, Inc.	133,982	993,823
Algonquin Power & Utilities Corp.	161,957	2,334,610
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	223,919	8,398,772
Allied Properties (REIT)	24,880	859,824
AltaGas Ltd.	68,627	1,420,672
Altius Minerals Corp.	9,979	127,479
Altus Group Ltd.	10,731	562,823
ARC Resources Ltd.	201,967	1,937,095
Aritzia, Inc. (a)	23,506	925,729
Artis (REIT)	26,390	249,912
ATCO Ltd. Class I (non-vtg.)	22,275	755,939
ATS Automation Tooling System, Inc. (a)	21,047	716,135
Aurinia Pharmaceuticals, Inc. (Canada) (a)	25,230	834,608
Aurora Cannabis, Inc. (a)(b)	47,587	315,683
AutoCanada, Inc. (a)	9,108	328,156
B2Gold Corp.	318,718	1,315,974
Badger Infrastructure Solution	12,617	348,150
Ballard Power Systems, Inc. (a)(b)	63,002	1,141,835
Bank of Montreal	171,306	18,599,214
Bank of Nova Scotia	313,818	20,574,655
Barrick Gold Corp. (Canada)	485,182	8,903,105
Bausch Health Cos., Inc. (Canada) (a)	80,087	2,244,843
BCE, Inc.	16,308	839,514
Birchcliff Energy Ltd.	83,322	447,714
BlackBerry Ltd. (a)	141,224	1,525,667
Boardwalk (REIT)	6,487	279,849
Bombardier, Inc. Class B (sub. vtg.) (a)	529,444	851,320
Boralex, Inc. Class A	28,138	870,787
Boyd Group Services, Inc.	5,785	1,122,784
Brookfield Asset Management Reinsurance Partners Ltd.	2,102	129,490
Brookfield Asset Management, Inc. (Canada) Class A	343,939	20,765,289
Brookfield Infrastructure Corp. Class A	9,935	602,233
Brookfield Renewable Corp.	34,383	1,424,105
BRP, Inc.	10,799	949,537
CAE, Inc. (a)	82,529	2,502,677
Cameco Corp.	104,419	2,537,071
Canaccord Genuity Group, Inc.	27,626	319,654
Canacol Energy Ltd.	76,702	240,468
Canada Goose Holdings, Inc. (a)	16,384	607,648
Canadian Apartment Properties (REIT) unit	23,247	1,135,113
Canadian Imperial Bank of Commerce	118,436	14,370,987
Canadian National Railway Co.	190,090	25,263,416
Canadian Natural Resources Ltd.	318,278	13,527,329
Canadian Pacific Railway Ltd. (b)	178,081	13,783,435
Canadian Tire Ltd. Class A (non-vtg.)	15,025	2,134,045
Canadian Utilities Ltd. Class A (non-vtg.)	36,635	1,061,219
Canadian Western Bank, Edmonton	27,402	876,572
Canfor Corp. (a)	15,677	324,789
Capital Power Corp.	34,409	1,130,192
Capstone Mining Corp. (a)	96,990	406,737
Cargojet, Inc.	3,937	626,847
Cascades, Inc.	27,255	315,802
CCL Industries, Inc. Class B	43,941	2,401,914
Celestica, Inc. (sub. vtg.) (a)	39,225	386,672
Cenovus Energy, Inc. (Canada)	357,748	4,278,176
Centerra Gold, Inc.	59,008	442,465
CGI, Inc. Class A (sub. vtg.) (a)	57,722	5,156,548
Chorus Aviation, Inc. Class B (a)	24,896	72,419
CI Financial Corp.	52,292	1,192,373
Cineplex, Inc. (a)(b)	17,158	183,836
Cogeco Communications, Inc.	4,694	403,139
Colliers International Group, Inc.	8,570	1,243,259
Cominar (REIT)	24,281	226,604
Computer Modelling Group Ltd.	20,058	87,843
Constellation Software, Inc.	5,374	9,444,406
Converge Technology Solutions Corp. (a)	51,156	491,058
Corus Entertainment, Inc. Class B (non-vtg.)	57,210	259,331
Crescent Point Energy Corp.	188,094	945,333
Cronos Group, Inc. (a)(b)	48,105	249,543
Denison Mines Corp. (a)(b)	286,037	485,357
Descartes Systems Group, Inc. (Canada) (a)	24,991	2,040,918
Docebo, Inc. (a)	6,179	462,526
Dollarama, Inc.	76,402	3,453,400
DREAM Unlimited Corp.	9,565	238,816
Dundee Precious Metals, Inc.	57,288	376,797
Dye & Durham Ltd.	16,526	505,688
ECN Capital Corp.	62,476	543,182
Eldorado Gold Corp. (a)	62,511	559,144
Element Fleet Management Corp.	121,636	1,321,917
Emera, Inc.	64,696	3,010,016
Empire Co. Ltd. Class A (non-vtg.)	50,579	1,512,139
Enbridge, Inc.	541,650	22,688,378
Endeavour Silver Corp. (a)	38,654	194,894
Enerflex Ltd.	34,296	292,358
Energy Fuels, Inc. (a)	41,319	325,851
Enerplus Corp.	65,754	622,687
Enghouse Systems Ltd.	12,693	550,447
Enthusiast Gaming Holdings, Inc. (a)	20,879	63,602
Equinox Gold Corp. (a)	64,263	476,676
Equitable Group, Inc.	8,888	555,069
ERO Copper Corp. (a)	16,017	298,830
Extendicare, Inc.	24,719	144,607
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,118	2,882,917
Fiera Capital Corp.	28,214	242,108
Finning International, Inc.	49,295	1,459,412
First Capital (REIT) unit	28,560	408,000
First Majestic Silver Corp.	57,921	733,841
First National Financial Corp.	5,081	170,995
First Quantum Minerals Ltd.	159,328	3,772,067
FirstService Corp.	11,867	2,366,880
Fortis, Inc.	123,275	5,487,411
Fortuna Silver Mines, Inc. (a)	96,469	467,691
Franco-Nevada Corp.	52,325	7,466,121
George Weston Ltd.	21,138	2,283,915
GFL Environmental, Inc.	40,843	1,679,460
Gibson Energy, Inc.	43,309	872,759
Gildan Activewear, Inc.	57,873	2,125,813
goeasy Ltd.	3,974	622,752
Granite Real Estate Investment Trust	7,979	646,779
Great-West Lifeco, Inc.	68,090	2,003,197
H&R (REIT) unit	37,451	514,739
HEXO Corp. (a)(b)	41,309	60,081
Home Capital Group, Inc. (a)	17,500	567,873
HudBay Minerals, Inc.	60,374	420,998
Hydro One Ltd. (c)	85,163	2,034,801
iA Financial Corp, Inc.	32,731	1,936,196
IAMGOLD Corp. (a)	109,758	302,420
IGM Financial, Inc.	26,509	1,052,563
Imperial Oil Ltd. (b)	69,414	2,350,070
Innergex Renewable Energy, Inc.	48,743	811,333
Intact Financial Corp.	47,010	6,302,060
Inter Pipeline Ltd.	31,742	483,209
Interfor Corp.	18,579	425,443
InterRent REIT	28,813	422,091
Intertape Polymer Group, Inc.	19,479	442,590
Ivanhoe Mines Ltd. (a)	175,536	1,377,226
Jamieson Wellness, Inc. (c)	15,449	475,728
K92 Mining, Inc. (a)	64,815	378,122
Keyera Corp.	58,464	1,498,447
Killam Apartment (REIT)	18,141	333,328
Kinaxis, Inc. (a)	7,081	1,098,997
Kinross Gold Corp.	338,071	2,032,360
Kirkland Lake Gold Ltd.	73,136	3,082,987
Knight Therapeutics, Inc. (a)	46,978	195,109
Labrador Iron Ore Royalty Corp.	17,869	517,329
Lassonde Industries, Inc. Class A (sub. vtg.)	1,440	204,772
Laurentian Bank of Canada	21,572	726,329
Lifeworks, Inc.	24,873	642,928
Lightspeed Commerce, Inc. (Canada) (a)	28,897	2,816,617
Linamar Corp.	14,953	822,439
Lithium Americas Corp. (a)	31,906	925,521
Loblaw Companies Ltd.	46,244	3,478,015
Lundin Gold, Inc. (a)	22,222	203,438
Lundin Mining Corp.	179,581	1,562,773
MAG Silver Corp. (a)	30,196	601,431
Magna International, Inc. Class A (sub. vtg.)	76,928	6,257,548
Manulife Financial Corp.	511,994	9,974,285
Maple Leaf Foods, Inc.	28,054	611,584
Martinrea International, Inc.	30,018	278,690
MEG Energy Corp. (a)	86,428	774,472
Methanex Corp.	20,135	901,975
Metro, Inc.	66,426	3,342,233
Mind Medicine (MindMed), Inc. (a)	85,274	214,287
Morguard North American Resources (REIT)	10,443	155,430
MTY Food Group, Inc.	7,141	349,087
Mullen Group Ltd.	25,088	259,475
National Bank of Canada	87,501	7,244,144
New Gold, Inc. (a)	150,508	211,606
NexGen Energy Ltd. (a)	131,076	724,434
Nfi Group, Inc.	15,974	323,714
North West Co., Inc.	25,106	682,219
Northland Power, Inc.	62,292	2,002,746
Novagold Resources, Inc. (a)	62,006	452,920
Nutrien Ltd.	154,327	10,786,430
Nuvei Corp. (a)(c)	15,567	1,870,908
OceanaGold Corp. (a)	163,763	305,666
Onex Corp. (sub. vtg.)	22,794	1,698,683
Open Text Corp.	70,321	3,542,187
Orla Mining Ltd. (a)	38,591	135,954
Osisko Gold Royalties Ltd.	44,050	556,320
Osisko Mining, Inc. (a)	93,634	202,006
Pan American Silver Corp.	58,220	1,491,014
Paramount Resources Ltd. Class A	17,862	298,614
Parex Resources, Inc. (b)	47,315	918,697
Park Lawn Corp.	9,739	290,533
Parkland Corp.	43,014	1,251,563
Pason Systems, Inc.	25,190	187,256
Pembina Pipeline Corp.	144,856	4,795,370
Peyto Exploration & Development Corp.	50,216	396,015
Power Corp. of Canada (sub. vtg.)	145,765	4,854,907
PrairieSky Royalty Ltd.	77,090	948,675
Premium Brands Holdings Corp.	11,403	1,232,346
Pretium Resources, Inc. (a)	55,669	673,372
Primo Water Corp.	38,350	609,765
Quebecor, Inc. Class B (sub. vtg.)	48,747	1,242,308
Real Matters, Inc. (a)	22,449	164,159
Restaurant Brands International, Inc.	76,236	4,316,303
Richelieu Hardware Ltd.	18,074	638,052
RioCan (REIT)	36,481	657,047
Ritchie Bros. Auctioneers, Inc.	29,358	2,006,620
Rogers Communications, Inc. Class B (non-vtg.)	96,750	4,499,782
Rogers Sugar, Inc.	24,244	110,485
Royal Bank of Canada	369,411	38,451,458
Russel Metals, Inc.	17,916	472,365
Sabina Gold & Silver Corp. (a)	80,380	91,577
Sandstorm Gold Ltd. (a)	52,264	330,662
Saputo, Inc.	70,987	1,695,520
Seabridge Gold, Inc. (a)	22,302	411,765
Shaw Communications, Inc. Class B	118,059	3,399,824
Shopify, Inc. Class A (a)	30,297	44,236,656
Sienna Senior Living, Inc.	26,218	300,609
Sierra Wireless, Inc. (a)	10,046	168,353
Silvercorp Metals, Inc.	41,930	177,532
SilverCrest Metals, Inc. (a)	45,994	414,005
Sleep Country Canada Holdings, Inc. (c)	9,534	267,547
Smart (REIT)	19,014	479,191
SNC-Lavalin Group, Inc.	50,743	1,364,928
Spin Master Corp. (a)(c)	8,412	291,185
Sprott Physical Uranium Trust (a)	11,647	129,495
Sprott, Inc. (a)	6,227	253,337
SSR Mining, Inc.	68,937	1,087,306
Stantec, Inc.	33,097	1,829,214
Stelco Holdings, Inc.	12,310	427,408
Stella-Jones, Inc.	18,833	676,107
Summit Industrial Income REIT	34,545	659,861
Sun Life Financial, Inc.	149,965	8,546,406
Suncor Energy, Inc.	412,265	10,842,943
SunOpta, Inc. (a)	22,933	177,960
Superior Plus Corp.	43,827	487,636
TC Energy Corp.	262,395	14,194,688
Teck Resources Ltd. Class B (sub. vtg.)	123,331	3,442,027
TELUS Corp.	115,116	2,640,710
TFI International, Inc. (Canada)	22,729	2,520,282
The Toronto-Dominion Bank	479,970	34,842,037
Thomson Reuters Corp.	45,858	5,516,225
Timbercreek Financial Corp.	20,210	158,891
TMX Group Ltd.	16,710	1,809,125
Torex Gold Resources, Inc. (a)	27,198	316,240
Toromont Industries Ltd.	22,807	2,029,152
Tourmaline Oil Corp.	77,503	2,801,155
TransAlta Corp.	73,076	819,566
TransAlta Renewables, Inc.	33,252	492,224
Transcontinental, Inc. Class A	20,983	332,310
Tricon Residential, Inc.	68,466	996,342
Trillium Therapeutics, Inc. (a)	19,093	345,774
Trisura Group Ltd. (a)(b)	14,224	480,761
Turquoise Hill Resources Ltd. (a)	29,866	378,393
Vermilion Energy, Inc. (a)	57,215	620,415
Village Farms International, Inc. (a)(b)	35,154	266,723
Well Health Technologies Corp. (a)(b)	56,378	299,747
Wesdome Gold Mines, Inc. (a)	47,331	425,658
West Fraser Timber Co. Ltd.	28,353	2,270,119
Westshore Terminals Investment Corp.	10,081	218,058
Wheaton Precious Metals Corp.	121,135	4,890,033
Whitecap Resources, Inc.	188,880	1,133,952
Winpak Ltd.	11,215	350,967
WSP Global, Inc.	31,859	4,319,088
Yamana Gold, Inc.	254,458	999,245

TOTAL CANADA		627,863,335

Cayman Islands - 5.9%
3SBio, Inc. (a)(c)	348,500	318,915
51job, Inc. sponsored ADR (a)	8,853	527,285
AAC Technology Holdings, Inc.	216,500	935,760
Abu Dhabi Islamic Bank	395,879	629,414
Agile Property Holdings Ltd.	300,000	235,975
Agora, Inc. ADR (a)	13,309	290,136
Airtac International Group	39,673	1,182,567
AK Medical Holdings Ltd. (c)	158,000	164,285
Akeso, Inc. (a)(c)	89,000	498,734
Alchip Technologies Ltd.	20,000	739,810
Alibaba Group Holding Ltd. (a)	4,077,164	83,837,329
Alphamab Oncology (a)(c)	126,000	260,405
Anta Sports Products Ltd.	290,000	4,532,357
Ascentage Pharma Group International (a)(c)	50,600	188,275
Asia Cement (China) Holdings Corp.	169,000	128,805
ASM Pacific Technology Ltd.	89,000	961,436
Autohome, Inc. ADR Class A	23,703	932,713
Baidu, Inc. sponsored ADR (a)	75,899	12,313,854
Baozun, Inc. sponsored ADR (a)	15,647	270,693
BeiGene Ltd. ADR (a)	12,380	4,428,574
Beijing Enterprises Urban Resources Group Ltd. (a)	424,000	43,051
BeyondSpring, Inc. (a)(b)	10,457	144,516
Bilibili, Inc. ADR (a)(b)	44,822	3,285,453
Bit Digital, Inc. (a)(b)	15,624	222,642
BizLink Holding, Inc.	38,062	350,616
Bosideng International Holdings Ltd.	862,000	669,170
Budweiser Brewing Co. APAC Ltd. (c)	491,000	1,353,634
Burning Rock Biotech Ltd. ADR (a)	12,119	170,757
Canaan, Inc. ADR (a)(b)	26,224	224,740
Chailease Holding Co. Ltd.	347,397	3,318,643
China Aoyuan Group Ltd.	302,000	119,162
China Conch Venture Holdings Ltd.	488,000	2,383,394
China Dongxiang Group Co. Ltd.	951,000	100,227
China East Education Holdings Ltd. (c)	144,500	137,619
China Education Group Holdings Ltd.	220,000	377,765
China Evergrande Group (b)	469,190	139,904
China Feihe Ltd. (c)	973,000	1,620,729
China Harmony Auto Holding Ltd.	258,500	132,232
China Hongqiao Group Ltd.	636,500	707,631
China Huishan Dairy Holdings Co. Ltd. (a)(d)	51,000	0
China Liansu Group Holdings Ltd.	329,000	510,805
China Literature Ltd. (a)(c)	105,800	736,337
China Logistics Property Holdings Co. Ltd. (a)(c)	383,000	205,763
China Medical System Holdings Ltd.	402,000	685,113
China Meidong Auto Holding Ltd.	164,000	851,565
China Mengniu Dairy Co. Ltd.	839,000	5,343,159
China Modern Dairy Holdings Ltd.	1,097,000	207,260
China New Higher Education Group Ltd. (c)	305,000	154,058
China Overseas Property Holdings Ltd.	345,000	310,391
China Resources Cement Holdings Ltd.	644,000	542,978
China Resources Land Ltd.	882,000	3,434,818
China Resources Medical Holdin	292,000	204,537
China Resources Mixc Lifestyle Services Ltd. (c)	193,400	1,017,895
China SCE Property Holdings Ltd.	635,000	198,323
China State Construction International Holdings Ltd.	539,750	554,283
China Yuhua Education Corp. Ltd. (c)	490,000	222,942
ChinaSoft International Ltd.	690,000	1,154,656
Chindata Group Holdings Ltd. ADR (a)	28,667	285,523
Chow Tai Fook Jewellery Group Ltd.	504,000	1,031,255
CIFI Ever Sunshine Services Group Ltd.	196,000	355,700
CIFI Holdings Group Co. Ltd.	790,911	439,141
Cimc Enric Holdings Ltd.	274,000	354,275
CK Asset Holdings Ltd.	539,488	3,331,714
CK Hutchison Holdings Ltd.	724,000	4,871,332
COFCO Meat Holdings Ltd.	553,000	214,647
Comba Telecom Systems Holdings Ltd. (a)	624,000	174,035
Country Garden Holdings Co. Ltd.	2,252,990	2,116,748
Country Garden Services Holdings Co. Ltd.	424,000	3,296,960
CStone Pharmaceuticals Co. Ltd. (a)(c)	129,000	160,162
CT Environmental Group Ltd. (d)	26,000	0
Dali Foods Group Co. Ltd. (c)	654,500	364,242
Daqo New Energy Corp. ADR (a)	16,596	1,291,003
Differ Group Holding Co. Ltd.	1,004,000	242,596
Dongyue Group Co. Ltd. (b)	300,000	698,670
E-House China Enterprise Holdings Ltd.	171,000	32,308
EHang Holdings Ltd. ADR (a)(b)	5,865	141,522
ENN Energy Holdings Ltd.	210,400	3,642,553
ESR Cayman Ltd. (a)(c)	540,400	1,753,756
Fanhua, Inc. ADR	12,015	159,319
Far East Consortium International Ltd.	630,463	208,250
FIH Mobile Ltd. (a)	831,000	129,235
FinVolution Group ADR	26,684	163,306
Fu Shou Yuan International Group Ltd.	374,000	321,581
Fufeng Group Ltd.	468,000	161,805
Fulgent Sun International Holding Co. Ltd.	50,000	184,952
Futu Holdings Ltd. ADR (a)(b)	13,664	731,297
Gaotu Techedu, Inc. ADR (a)(b)	31,318	92,075
GCL-Poly Energy Holdings Ltd. (a)(d)	4,208,000	1,070,862
GDS Holdings Ltd. ADR (a)(b)	24,143	1,434,094
Geely Automobile Holdings Ltd.	1,583,000	5,503,522
General Interface Solution Holding Ltd.	63,000	219,691
Genscript Biotech Corp. (a)	306,000	1,358,820
Glory Sun Financial Group Ltd. (a)	3,552,000	123,262
Gourmet Master Co. Ltd.	27,630	129,989
Greentown China Holdings Ltd.	247,000	341,587
Greentown Service Group Co. Ltd.	364,000	361,637
Haidilao International Holding Ltd. (c)	290,000	812,544
Haitian International Holdings Ltd.	161,000	471,795
Hansoh Pharmaceutical Group Co. Ltd. (c)	356,000	795,229
Health & Happiness H&H International Holdings Ltd.	71,000	166,629
Hello Group, Inc. ADR	54,951	684,140
Hengan International Group Co. Ltd.	209,000	1,091,941
HKBN Ltd.	286,500	343,925
Hope Education Group Co. Ltd. (c)	658,000	118,399
Huazhu Group Ltd. ADR (a)	47,366	2,195,888
Hutchison China Meditech Ltd. sponsored ADR (a)	23,999	706,051
HUYA, Inc. ADR (a)(b)	19,182	157,676
I-Mab ADR (a)	9,242	571,063
iClick Interactive Asia Group Ltd. (A Shares) ADR (a)(b)	23,130	159,366
iDreamSky Technology Holdings Ltd. (a)(b)(c)	356,800	254,513
IGG, Inc.	186,000	173,079
Innovent Biologics, Inc. (a)(c)	313,500	2,812,454
iQIYI, Inc. ADR (a)(b)	71,027	588,104
JD Health International, Inc. (b)(c)	109,250	967,460
JD.com, Inc. sponsored ADR (a)	233,854	18,306,091
Jiayuan International Group Ltd.	603,952	233,648
JinkoSolar Holdings Co. Ltd. ADR (a)(b)	10,607	634,511
Jinxin Fertility Group Ltd. (a)(c)	328,000	464,567
Jiumaojiu International Holdings Ltd. (c)	215,000	538,847
JOYY, Inc. ADR	14,384	724,810
Kaisa Group Holdings Ltd.	764,571	117,921
KE Holdings, Inc. ADR (a)	97,266	1,772,187
Kingboard Chemical Holdings Ltd.	210,000	919,028
Kingboard Laminates Holdings Ltd.	262,500	411,606
Kingdee International Software Group Co. Ltd. (a)	691,000	2,282,463
Kingsoft Cloud Holdings Ltd. ADR (a)(b)	13,178	302,699
Kingsoft Corp. Ltd.	244,000	1,049,007
Kuaishou Technology Class B (c)	76,900	1,022,961
KWG Group Holdings Ltd.	329,123	287,647
KWG Living Group Holdings Ltd.	237,000	161,137
Lee & Man Paper Manufacturing Ltd.	349,000	261,957
Li Ning Co. Ltd.	615,000	6,837,286
Lifestyle International Holdings Ltd. (a)	165,000	86,524
Lifetech Scientific Corp. (a)	962,000	447,586
Logan Property Holdings Co. Ltd.	352,000	353,335
Longfor Properties Co. Ltd. (c)	475,500	2,310,121
Lonking Holdings Ltd.	501,000	146,813
Lufax Holding Ltd. ADR (a)(b)	41,174	259,808
Maoyan Entertainment (a)(c)	109,800	132,937
Meitu, Inc. (a)(c)	502,000	109,684
Meituan Class B (a)(c)	1,083,300	36,863,227
Melco Crown Entertainment Ltd. sponsored ADR (a)	65,300	707,199
MGM China Holdings Ltd. (a)	219,600	161,726
MH Development Ltd. (d)	74,000	0
Microport Scientific Corp.	174,472	822,971
Ming Yuan Cloud Group Holdings Ltd.	96,000	314,633
Minth Group Ltd.	192,000	767,457
NetDragon WebSoft, Inc.	65,500	143,956
NetEase, Inc. ADR	109,761	10,711,576
New Oriental Education & Technology Group, Inc. sponsored ADR	437,031	895,914
Nexteer Auto Group Ltd.	239,000	294,891
NIO, Inc. sponsored ADR (a)	370,435	14,598,843
Niu Technologies ADR (a)	7,218	188,967
Noah Holdings Ltd. sponsored ADR (a)	8,898	378,254
OneConnect Financial Technology Co. Ltd. ADR (a)	31,588	100,134
OneSmart International Education Group Ltd. ADR (a)(b)(d)	26,587	10,640
Pacific Textile Holdings Ltd.	262,000	130,655
Parade Technologies Ltd.	20,000	1,282,097
Perennial Energy Holdings Ltd.	550,000	113,103
Pinduoduo, Inc. ADR (a)	119,151	10,594,907
Ping An Healthcare and Technology Co. Ltd. (a)(c)	115,800	563,335
Powerlong Commercial Management Holdings Ltd.	43,937	99,388
Powerlong Real Estate Holding Ltd.	309,000	212,871
Q Technology (Group) Co. Ltd. (a)	133,000	195,556
Redco Properties Group Ltd. (c)	460,000	141,302
RLX Technology, Inc. ADR (b)	161,102	782,956
Ronshine China Holdings Ltd.	260,500	105,466
Sands China Ltd. (a)	690,400	1,573,543
Sany Heavy Equipment International Holdings Co. Ltd.	308,000	353,108
Sapiens International Corp. NV	8,937	308,411
Sea Ltd. ADR (a)	18,769	6,448,465
Seazen Group Ltd.	542,000	429,810
Shenzhou International Group Holdings Ltd.	221,300	4,767,732
Shimao Property Holdings Ltd.	418,500	658,369
Shimao Services Holdings Ltd. (c)	175,000	333,783
Silergy Corp.	21,000	3,454,121
Sino Biopharmaceutical Ltd.	2,783,000	2,060,289
SITC International Holdings Co. Ltd.	359,000	1,215,815
Smoore International Holdings Ltd. (c)	500,000	2,397,018
SOHO China Ltd. (a)	727,500	184,201
Sohu.Com Ltd. ADR (a)	10,665	216,073
Sos Ltd. ADR (a)(b)	47,732	107,397
SSY Group Ltd.	430,000	205,038
Sunac China Holdings Ltd.	754,000	1,624,194
Sunac Services Holdings Ltd. (c)	211,000	427,939
Sunevision Holdings Ltd.	171,000	157,143
Sunny Optical Technology Group Co. Ltd.	190,700	5,152,001
TAL Education Group ADR (a)	122,716	501,908
TCL Electronics Holdings Ltd.	345,000	187,565
Tencent Holdings Ltd.	1,545,525	94,013,966
Tencent Music Entertainment Group ADR (a)	176,621	1,388,241
The United Laboratories International Holdings Ltd.	328,000	207,832
Tianli Education International Holdings Ltd.	294,000	61,592
Tianneng Power International Ltd. (b)	180,000	205,668
Times Neighborhood Holdings Ltd.	186,000	87,735
Tingyi (Cayman Islands) Holding Corp.	592,000	1,107,836
Tongcheng-Elong Holdings Ltd. (a)	251,600	563,315
Tongda Group Holdings Ltd. (a)	1,440,000	46,084
Tongdao Liepin Group (a)	67,000	96,791
Topsports International Holdings Ltd. (c)	504,000	612,794
Towngas China Co. Ltd.	333,474	229,302
TPK Holding Co. Ltd.	90,000	137,368
Trip.com Group Ltd. ADR (a)	137,110	3,915,862
Uni-President China Holdings Ltd.	352,000	300,402
Up Fintech Holdings Ltd. ADR (a)(b)	21,931	141,894
Value Partners Group Ltd.	308,000	158,345
Vinda International Holdings Ltd. (b)	86,000	237,093
Vipshop Holdings Ltd. ADR (a)	125,709	1,402,912
Viva Biotech Holdings (c)	278,000	210,452
Vnet Group, Inc. ADR (a)	28,519	447,178
Vobile Group Ltd. (a)	324,000	284,419
Want Want China Holdings Ltd.	1,191,000	923,042
Weibo Corp. sponsored ADR (a)	18,141	815,982
Weimob, Inc. (a)(b)(c)	496,000	768,814
WH Group Ltd. (c)	2,207,500	1,549,123
Wharf Real Estate Investment Co. Ltd.	459,000	2,589,821
Wisdom Marine Lines Co. Ltd.	189,000	443,229
Wuxi Biologics (Cayman), Inc. (a)(c)	980,000	14,844,026
Wynn Macau Ltd. (a)	377,600	339,721
XD, Inc. (a)	49,800	283,547
Xiabu Xiabu Catering Co. Ltd. (c)	112,000	82,051
Xiaomi Corp. Class B (a)(c)	3,903,800	10,712,182
Xinyi Glass Holdings Ltd.	501,000	1,413,399
Xinyi Solar Holdings Ltd.	1,315,379	2,752,313
XPeng, Inc. ADR (a)	103,572	4,829,562
XTEP International Holdings Ltd. (b)	414,365	545,350
Yadea Group Holdings Ltd. (c)	354,000	609,678
Yihai International Holding Ltd.	135,000	793,811
Yuzhou Properties Co.	511,339	55,863
Zai Lab Ltd. ADR (a)	20,643	2,155,129
Zhen Ding Technology Holding Ltd.	206,000	710,217
Zhenro Properties Group Ltd.	403,000	191,646
Zhongsheng Group Holdings Ltd. Class H	155,500	1,406,005
Zhou Hei Ya International Holdings Co. Ltd. (b)(c)	256,000	230,648
ZTO Express, Inc. sponsored ADR	115,629	3,391,399

TOTAL CAYMAN ISLANDS		508,192,539

Chile - 0.1%
AES Andes SA	891,915	91,658
Aguas Andinas SA	994,324	189,453
Banco de Chile	13,719,440	1,190,648
Banco de Credito e Inversiones	12,781	430,391
Banco Santander Chile	15,720,530	687,954
CAP SA	15,861	156,992
Cencosud SA	365,614	534,826
Cencosud Shopping SA	173,012	167,446
Colbun SA	2,274,542	156,855
Compania Cervecerias Unidas SA	36,955	309,618
Compania Sud Americana de Vapores SA	9,097,261	591,014
Empresa Nacional de Telecomunicaciones SA (ENTEL)	27,613	94,668
Empresas CMPC SA	329,228	607,463
Empresas COPEC SA	106,898	840,992
Enel Americas SA	6,520,356	741,405
Enel Chile SA	5,654,069	231,654
Engie Energia Chile SA	111,915	65,347
Falabella SA	238,878	660,578
Grupo Security SA	475,730	71,918
Inversiones La Construccion SA	6,663	24,203
Parque Arauco SA (a)	141,149	139,327
SMU SA	757,181	75,383
Vina Concha y Toro SA	104,755	152,336

TOTAL CHILE		8,212,129

China - 2.8%
360 Security Technology, Inc. (A Shares) (a)	154,900	291,144
A-Living Smart City Services C (H Shares) (c)	188,500	632,331
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)	10,233	249,525
AECC Aviation Power Co. Ltd.	46,000	424,831
Agricultural Bank of China Ltd.:
(A Shares)	1,392,100	638,922
(H Shares)	5,995,000	2,041,867
Aier Eye Hospital Group Co. Ltd. (A Shares)	85,003	643,983
Air China Ltd.:
(A Shares) (a)	197,600	262,510
(H Shares) (a)	432,000	304,824
Aluminum Corp. of China Ltd. (H Shares) (a)	1,380,000	830,471
Anhui Conch Cement Co. Ltd. (H Shares)	409,000	2,034,355
Anhui Gujing Distillery Co. Ltd. (B Shares)	98,000	1,263,086
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	8,000	497,316
AviChina Industry & Technology Co. Ltd. (H Shares)	610,000	388,870
Bank of Beijing Co. Ltd. (A Shares)	398,800	275,797
Bank of Chengdu Co. Ltd. (A Shares)	92,200	183,659
Bank of China Ltd.:
(A Shares)	2,979,700	1,418,739
(H Shares)	17,740,000	6,278,218
Bank of Communications Co. Ltd.:
(A Shares)	373,200	263,336
(H Shares)	2,546,000	1,515,067
Bank of Hangzhou Co. Ltd. (A Shares)	175,300	390,787
Bank of Jiangsu Co. Ltd. (A Shares)	232,310	228,112
Bank of Nanjing Co. Ltd. (A Shares)	128,300	194,280
Bank of Ningbo Co. Ltd. (A Shares)	110,500	658,955
Bank of Shanghai Co. Ltd. (A Shares)	201,900	229,770
Baoshan Iron & Steel Co. Ltd. (A Shares)	405,900	451,792
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	444,000	288,182
Beijing Kingsoft Office Software, Inc. (A Shares)	6,415	295,706
Beijing New Building Materials PLC (A Shares)	47,200	208,083
Beijing Roborock Technology Co. Ltd. (A Shares)	1,183	166,210
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	7,800	269,382
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	621,100	446,015
BGI Genomics Co. Ltd.	13,600	189,210
BOE Technology Group Co. Ltd. (A Shares)	438,900	336,416
BYD Co. Ltd. (H Shares)	249,000	9,523,648
CanSino Biologics, Inc.:
(A Shares) (a)	3,525	150,724
(H Shares) (a)(c)	17,400	448,167
CGN Power Co. Ltd. (H Shares) (c)	3,760,000	1,014,845
Changchun High & New Technology Industry Group, Inc. (A Shares)	9,100	387,483
Chaozhou Three-Circle Group Co. (A Shares)	44,400	277,251
China Bohai Bank Co. Ltd. (H Shares) (c)	919,500	348,631
China Cinda Asset Management Co. Ltd. (H Shares)	2,526,000	422,055
China CITIC Bank Corp. Ltd. (H Shares)	2,445,000	1,074,725
China Communications Services Corp. Ltd. (H Shares)	694,000	383,549
China Construction Bank Corp.:
(A Shares)	603,000	558,216
(H Shares)	24,946,000	16,977,768
China CSSC Holdings Ltd. (A Shares)	167,800	590,702
China Datang Corp. Renewable Power Co. Ltd.	586,000	249,298
China Eastern Airlines Corp. Ltd. (A Shares) (a)	359,900	271,368
China Everbright Bank Co. Ltd.:
(A Shares)	265,800	142,739
(H Shares)	1,790,000	630,371
China Fangda Group Co. Ltd. (B Shares) (a)	1,720,857	648,045
China Galaxy Securities Co. Ltd. (H Shares)	1,003,500	559,757
China Huarong Asset Management Co. Ltd. (a)(c)(d)	2,544,000	333,511
China International Capital Corp. Ltd. (H Shares) (c)	437,600	1,088,868
China International Travel Service Corp. Ltd. (A Shares)	28,200	1,181,840
China Jushi Co. Ltd. (A Shares)	110,030	328,763
China Life Insurance Co. Ltd. (H Shares)	2,110,000	3,665,641
China Longyuan Power Grid Corp. Ltd. (H Shares)	886,000	2,070,237
China Merchants Bank Co. Ltd.:
(A Shares)	147,400	1,241,881
(H Shares)	1,206,500	10,164,652
China Merchants Securities Co. Ltd. (A Shares)	99,060	265,366
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	294,700	479,838
China Minsheng Banking Corp. Ltd.:
(A Shares)	725,100	440,329
(H Shares)	1,513,000	600,883
China Molybdenum Co. Ltd. (H Shares)	1,296,000	804,534
China National Building Materials Co. Ltd. (H Shares)	1,143,350	1,437,178
China National Nuclear Power Co. Ltd. (A Shares)	224,700	240,283
China Northern Rare Earth Group High-Tech Co. Ltd.	97,400	769,378
China Oilfield Services Ltd. (H Shares)	744,000	716,221
China Pacific Insurance (Group) Co. Ltd. (H Shares)	853,000	2,631,193
China Petroleum & Chemical Corp.:
(A Shares)	443,400	294,181
(H Shares)	6,470,000	3,152,398
China Railway Group Ltd.:
(A Shares)	193,400	158,506
(H Shares)	1,096,000	536,696
China Shenhua Energy Co. Ltd.:
(A Shares)	323,800	1,005,406
(H Shares)	573,500	1,235,378
China Southern Airlines Ltd.:
(A Shares) (a)	373,300	382,289
(H Shares) (a)	456,000	277,802
China State Construction Engineering Corp. Ltd. (A Shares)	618,900	450,232
China Tower Corp. Ltd. (H Shares) (c)	11,250,000	1,460,382
China Vanke Co. Ltd. (H Shares)	634,700	1,486,310
China Yangtze Power Co. Ltd. (A Shares)	358,900	1,190,590
Chongqing Brewery Co. Ltd. (A Shares) (a)	10,900	256,005
Chongqing Changan Automobile Co. Ltd. (A Shares)	126,140	383,988
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	798,000	287,179
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	27,700	649,501
CITIC Securities Co. Ltd. (H Shares)	889,000	2,264,633
Contemporary Amperex Technology Co. Ltd.	36,200	3,612,343
COSCO SHIPPING Holdings Co. Ltd. (H Shares) (b)	1,326,600	2,059,678
CSC Financial Co. Ltd. (A Shares)	89,800	396,588
Dongfeng Motor Group Co. Ltd. (H Shares)	678,000	633,515
East Money Information Co. Ltd. (A Shares)	149,184	766,211
Eastern Communications Co. Ltd. (B Shares)	1,819,150	814,979
Ecovacs Robotics Co. Ltd. Class A	9,100	243,633
Eve Energy Co. Ltd. (A shares)	30,300	536,633
Everbright Securities Co. Ltd. (A Shares)	102,900	244,650
Flat Glass Group Co. Ltd. (A Shares)	121,000	1,039,099
Focus Media Information Technology Co. Ltd. (A Shares)	375,500	431,437
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	60,580	1,106,673
Founder Securities Co. Ltd. (A Shares)	236,700	301,522
Fu Jian Anjoy Foods Co. Ltd. (A Shares)	9,100	287,870
Fuyao Glass Industries Group Co. Ltd. (H Shares) (c)	192,800	1,112,617
Ganfeng Lithium Co. Ltd. (A Shares)	51,900	1,356,291
Gemdale Corp. (A Shares)	80,200	127,078
GF Securities Co. Ltd. (H Shares)	497,400	845,142
Gigadevice Semiconductor Beijing, Inc. (A Shares)	7,644	202,277
GoerTek, Inc. (A Shares)	46,100	313,343
Great Wall Motor Co. Ltd.:
(A Shares)	70,800	751,575
(H Shares)	772,500	3,484,962
Guangdong Haid Group Co. Ltd. (A Shares)	38,300	392,522
Guangzhou Automobile Group Co. Ltd. (H Shares)	863,600	816,926
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	14,400	257,371
Guangzhou R&F Properties Co. Ltd. (H Shares) (b)	466,400	292,530
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	20,600	244,405
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	23,700	610,208
Guotai Junan Securities Co. Ltd. (A Shares)	258,300	706,462
Haier Smart Home Co. Ltd.	484,400	1,811,714
Haier Smart Home Co. Ltd. (A Shares)	203,600	864,523
Hainan Meilan International Airport Co. Ltd. (a)	54,000	218,971
Haitong Securities Co. Ltd. (H Shares)	1,245,600	1,109,441
Hangzhou First Applied Material Co. Ltd. (A Shares)	21,000	469,781
Hangzhou Steam Turbine Co. Ltd.	600,061	1,228,581
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	28,600	760,791
Hebei Construction Group Corp. (H Shares)	80,500	20,382
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	52,100	239,933
Hengli Petrochemical Co. Ltd. (A Shares)	113,920	391,960
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	8,000	140,886
Huadong Medicine Co. Ltd. (A Shares)	39,400	225,363
Hualan Biological Engineer, Inc. (A Shares)	25,100	116,375
Huaneng Power International, Inc. (H Shares)	1,112,000	575,973
Huangshan Tourism Development Co. Ltd. (a)	1,701,689	1,187,779
Huatai Securities Co. Ltd. (H Shares) (c)	689,800	1,028,427
Huaxia Bank Co. Ltd. (A Shares)	315,000	276,853
Huayu Automotive Systems Co. Ltd. (A Shares)	40,300	168,227
Hundsun Technologies, Inc. (A Shares)	28,000	275,378
iFlytek Co. Ltd. (A Shares)	45,100	397,228
IMEIK Technology Development Co. Ltd. (A Shares)	3,100	302,801
Industrial & Commercial Bank of China Ltd.:
(A Shares)	804,500	586,507
(H Shares)	15,149,000	8,304,110
Industrial Bank Co. Ltd. (A Shares)	330,000	959,747
INESA Intelligent Tech, Inc. (B Shares)	2,038,794	892,992
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	81,400	546,415
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)	1,158,200	508,066
Inner Mongolia Eerduosi Resourses Co. Ltd. (B Shares)	245,305	470,250
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	1,599,673	1,386,916
JA Solar Technology Co. Ltd. (A Shares)	27,900	397,436
Jafron Biomedical Co. Ltd. (A Shares)	23,100	186,365
Jiangsu Eastern Shenghong Co. Ltd.	75,000	319,049
Jiangsu Expressway Co. Ltd. (H Shares)	298,000	281,894
Jiangsu Hengli Hydraulic Co. Ltd.	24,736	317,032
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	116,424	894,933
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	36,200	278,716
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	23,700	688,829
Jiangxi Copper Co. Ltd. (H Shares)	394,000	689,709
JiuGui Liquor Co. Ltd. (A Shares)	7,500	251,622
Konka Group Co. Ltd. (B Shares)	3,218,800	980,471
Kweichow Moutai Co. Ltd. (A Shares)	19,100	5,444,816
Lb Group Co. Ltd. (A Shares)	44,200	195,892
Lens Technology Co. Ltd. (A Shares)	121,400	403,103
LONGi Green Energy Technology Co. Ltd.	82,040	1,251,140
Luxshare Precision Industry Co. Ltd. (A Shares)	145,278	876,329
Luzhou Laojiao Co. Ltd. (A Shares)	23,000	822,051
Mango Excellent Media Co. Ltd. (A Shares)	29,279	179,584
Maxscend Microelectronics Co. Ltd. (A Shares)	5,680	274,160
Muyuan Foodstuff Co. Ltd. (A Shares)	73,066	651,415
NARI Technology Co. Ltd. (A Shares)	125,760	764,288
NAURA Technology Group Co. Ltd.	9,400	544,784
New China Life Insurance Co. Ltd. (H Shares)	318,900	924,259
New Hope Liuhe Co. Ltd. (A Shares) (a)	70,300	157,923
Ningxia Baofeng Energy Group Co. Ltd.	159,200	362,849
Nongfu Spring Co. Ltd. (H Shares) (c)	102,200	518,192
Offcn Education Technology Co. A Shares (a)	40,700	66,332
Oppein Home Group, Inc. (A Shares)	18,400	365,630
Orient Securities Co. Ltd. (A Shares)	95,300	204,711
Ovctek China, Inc. (A Shares)	18,700	199,648
People's Insurance Co. of China Group Ltd. (H Shares)	3,080,000	961,943
PetroChina Co. Ltd. (H Shares)	6,092,000	2,937,244
Pharmaron Beijing Co. Ltd.:
(A Shares)	11,700	349,498
(H Shares) (c)	33,200	723,270
PICC Property & Casualty Co. Ltd. (H Shares)	1,927,000	1,803,041
Ping An Bank Co. Ltd. (A Shares)	257,000	782,344
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	239,590	1,854,034
(H Shares)	1,636,000	11,718,231
Poly Developments & Holdings (A Shares)	537,300	1,053,505
Poly Property Development Co. Ltd. (H Shares)	30,000	168,498
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	2,537,000	1,845,565
Power Construction Corp. of China Ltd. (A Shares)	248,800	318,877
Rongsheng Petrochemical Co. Ltd. (A Shares)	178,650	480,806
SAIC Motor Corp. Ltd. (A Shares)	99,000	313,425
Sanan Optoelectronics Co. Ltd. (A Shares)	37,200	195,125
Sangfor Technologies, Inc.	10,400	329,270
Sany Heavy Industry Co. Ltd. (A Shares)	154,100	552,338
Satellite Chemical Co. Ltd. (A Shares)	43,300	263,285
Seazen Holdings Co. Ltd. (A Shares)	96,500	515,812
SF Holding Co. Ltd. (A Shares)	73,100	737,533
Shaanxi Coal Industry Co. Ltd. (A Shares)	169,600	331,217
Shandong Gold Mining Co. Ltd. (A Shares)	221,560	688,986
Shandong Linglong Tyre Co. Ltd. (A Shares)	28,800	158,617
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	776,000	1,322,506
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	17,360	172,360
Shanghai Chlor Alkali Co. Ltd. (B Shares)	967,742	643,548
Shanghai Diesel Engine Co. Ltd. (B Shares)	1,153,186	601,963
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. (H Shares)	200,000	943,384
Shanghai Fudan Microelectronics Group Co. Ltd. (H Shares) (a)	74,000	202,583
Shanghai Haixin Group Co. Ltd. (B Shares) (a)	2,354,800	798,277
Shanghai Highly Group Co. Ltd. (B Shares)	1,350,722	678,062
Shanghai Jin Jiang International Industrial Investment Co. Ltd. (B Shares)	1,645,604	1,077,871
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	40,700	343,098
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	963,417	856,478
Shanghai M&G Stationery, Inc. (A Shares)	26,000	257,737
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	239,800	439,502
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	561,000	782,943
Shanghai Putailai New Energy Technology Co. Ltd.	12,000	333,057
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	18,200	856,621
Shengyi Technology Co. Ltd.	34,700	120,528
Shenwan Hongyuan Group Co. Ltd. (A Shares)	313,800	251,305
Shenzhen Inovance Technology Co. Ltd. (A Shares)	38,700	394,084
Shenzhen Kangtai Biological Products Co. Ltd.	11,100	197,974
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	18,000	1,056,804
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	359,400	351,223
Sichuan Swellfun Co. Ltd. (A Shares)	12,500	247,161
Sinopec Engineering Group Co. Ltd. (H Shares)	489,000	257,683
Sinopharm Group Co. Ltd. (H Shares)	331,200	790,061
SKSHU Paint Co. Ltd. (A Shares)	10,500	182,700
Songcheng Performance Development Co. Ltd. (A Shares)	75,982	166,061
Spring Airlines Co. Ltd. (A Shares) (a)	23,300	212,785
Sungrow Power Supply Co. Ltd. (A Shares)	26,400	676,305
Suning.com Co. Ltd. (A Shares) (a)	302,200	210,878
TCL Technology Group Corp. (A Shares)	260,100	246,061
Thunder Software Technology Co. Ltd. (A Shares)	15,900	337,572
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)	45,900	375,182
Tong Ren Tang Technologies Co. Ltd. (H Shares)	187,000	132,430
Tongwei Co. Ltd. (A Shares)	61,400	548,557
Topchoice Medical Corp. (a)	7,100	264,304
TravelSky Technology Ltd. (H Shares)	411,000	769,123
Tsingtao Brewery Co. Ltd. (H Shares)	170,000	1,478,118
Unigroup Guoxin Microelectronics Co. Ltd.	10,400	329,011
Unisplendour Corp. Ltd. (A Shares)	70,160	303,608
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	61,000	282,636
Walvax Biotechnology Co. Ltd. (A Shares)	25,300	217,227
Wanhua Chemical Group Co. Ltd. (A Shares)	56,600	931,913
Weichai Power Co. Ltd. (H Shares)	681,000	1,223,621
Wens Foodstuffs Group Co. Ltd. (A Shares)	91,200	234,629
Will Semiconductor Ltd.	15,700	651,946
Wingtech Technology Co. Ltd. (A Shares)	38,000	651,115
Wuhan Guide Infrared Co. Ltd. (A Shares)	68,740	232,862
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	43,300	160,877
Wuliangye Yibin Co. Ltd. (A Shares)	55,100	1,862,343
WuXi AppTec Co. Ltd.	10,416	224,410
WuXi AppTec Co. Ltd. (H Shares) (c)	123,697	2,643,893
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	333,992	748,643
Yanzhou Coal Mining Co. Ltd. (H Shares) (b)	532,000	789,060
Yealink Network Technology Corp. Ltd.	19,800	234,079
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	26,600	252,805
Yonghui Superstores Co. Ltd. (A Shares)	145,200	89,082
Yonyou Network Technology Co. Ltd. (A Shares)	45,959	228,154
Yunda Holding Co. Ltd. (A Shares)	73,060	212,938
Yunnan Baiyao Group Co. Ltd. (A Shares)	32,100	448,997
Yunnan Energy New Material Co. Ltd.	15,300	696,815
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	8,400	541,471
Zhaojin Mining Industry Co. Ltd. (H Shares)	273,500	195,797
Zhejiang Chint Electric Co. Ltd. (A Shares)	34,900	328,201
Zhejiang Dahua Technology Co. Ltd. (A Shares)	51,300	174,424
Zhejiang Expressway Co. Ltd. (H Shares)	408,000	362,352
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	24,200	419,531
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	24,200	288,666
Zhejiang NHU Co. Ltd. (A Shares)	78,700	333,438
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	70,000	259,205
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)(c)	129,600	475,558
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	154,800	742,117
Zijin Mining Group Co. Ltd. (H Shares)	1,930,000	2,688,927
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	216,400	246,272
(H Shares)	148,600	107,337
ZTE Corp. (H Shares)	323,600	973,233

TOTAL CHINA		242,777,783

Colombia - 0.0%
Bancolombia SA	84,489	755,653
Cementos Argos SA	111,409	187,864
Corporacion Financiera Colombiana SA	22,586	177,954
Ecopetrol SA	1,347,331	1,018,620
Grupo Argos SA	73,106	229,079
Grupo de Inversiones Suramerica SA	56,600	329,914
Interconexion Electrica SA ESP	104,442	627,084

TOTAL COLOMBIA		3,326,168

Cyprus - 0.1%
Ozon Holdings PLC ADR (a)	12,844	585,881
TCS Group Holding PLC unit	31,831	3,278,215

TOTAL CYPRUS		3,864,096

Czech Republic - 0.0%
CEZ A/S	43,099	1,422,806
Komercni Banka A/S	22,762	883,162
MONETA Money Bank A/S (a)(c)	148,575	580,818

TOTAL CZECH REPUBLIC		2,886,786

Denmark - 1.7%
A.P. Moller - Maersk A/S:
Series A	843	2,308,261
Series B	1,527	4,425,167
ALK-Abello A/S (a)	1,732	750,399
Alm. Brand A/S (b)	14,914	114,955
Ambu A/S Series B	47,571	1,355,053
Bavarian Nordic A/S (a)	17,980	860,581
Carlsberg A/S Series B	26,569	4,382,750
Chemometec A/S	4,722	713,253
Chr. Hansen Holding A/S	28,984	2,306,108
Coloplast A/S Series B	31,262	5,096,168
D/S Norden A/S	5,090	122,840
Danske Bank A/S	172,321	2,916,202
Demant A/S (a)	28,391	1,375,210
DFDS A/S (a)	8,997	465,579
DSV A/S	53,777	12,497,825
FLSmidth & Co. A/S	11,996	455,978
Genmab A/S (a)	18,116	8,119,121
GN Store Nord A/S	34,875	2,116,346
H Lundbeck A/S	17,749	493,442
ISS Holdings A/S (a)	39,397	784,267
Jyske Bank A/S (Reg.) (a)	13,328	650,348
Matas A/S	18,241	356,883
Netcompany Group A/S (c)	10,780	1,224,581
Nilfisk Holding A/S (a)	5,420	188,247
NKT Holding A/S (a)	13,900	670,051
NNIT A/S (c)	3,587	67,448
Novo Nordisk A/S Series B	450,929	49,446,580
Novozymes A/S Series B	54,874	4,035,179
ORSTED A/S (c)	49,986	7,053,192
Pandora A/S	25,913	3,618,558
Per Aarsleff Holding A/S	4,622	199,317
Ringkjoebing Landbobank A/S	8,153	1,035,121
Rockwool International A/S Series B	2,016	921,063
Royal Unibrew A/S	13,251	1,644,071
Scandinavian Tobacco Group A/S (c)	21,748	488,696
Schouw & Co.	3,192	310,519
SimCorp A/S	10,782	1,302,553
Spar Nord Bank A/S	26,405	340,167
Sydbank A/S	16,189	555,986
The Drilling Co. of 1972 A/S (a)	6,568	235,366
Topdanmark A/S	11,141	591,763
Tryg A/S	93,391	2,213,954
Vestas Wind Systems A/S	271,672	11,749,234
Zealand Pharma A/S (a)	12,255	392,312

TOTAL DENMARK		140,950,694

Egypt - 0.0%
Commercial International Bank SAE (a)	536,166	1,740,918
Eastern Co. SAE	409,424	302,312
EFG-Hermes Holding SAE (a)	295,948	233,970
Elsewedy Electric Co.	306,885	167,996
Fawry for Banking & Payment Technology Services SAE	311,102	297,834
Talaat Moustafa Group Holding	527,072	248,271

TOTAL EGYPT		2,991,301

Faroe Islands - 0.0%
Bakkafrost	13,753	1,270,149
Finland - 0.8%
Cargotec Corp. (B Shares)	11,404	591,127
Caverion Oyj	23,670	187,023
Citycon Oyj (b)	39,588	325,151
Elisa Corp. (A Shares)	37,541	2,264,476
Fortum Corp.	119,732	3,557,142
Harvia Oyj	3,466	213,156
Huhtamaki Oyj	24,934	1,085,501
Kemira Oyj	35,172	539,543
Kesko Oyj	77,945	2,531,033
Kojamo OYJ	34,866	779,098
Kone OYJ (B Shares)	86,884	5,921,819
Konecranes Oyj	16,658	692,854
Metsa Board OYJ (B Shares)	56,465	522,188
Metso Outotec Oyj	164,064	1,646,231
Musti Group OYJ	11,942	469,092
Neles Oyj	25,750	385,780
Neste Oyj	113,884	6,344,209
Nokia Corp. (a)	1,426,715	8,188,646
Nokian Tyres PLC	38,529	1,443,081
Nordea Bank ABP	871,867	10,665,853
Oriola-KD Oyj	25,304	57,918
Orion Oyj (B Shares)	31,269	1,352,981
Outokumpu Oyj (A Shares) (a)	114,153	712,589
Qt Group Oyj (a)	4,560	735,882
Revenio Group Oyj	7,808	515,839
Sampo Oyj (A Shares)	129,102	6,865,128
Sanoma Corp.	24,593	382,661
Stora Enso Oyj (R Shares)	161,065	2,677,429
TietoEVRY Oyj	22,785	697,996
Tokmanni Group Corp.	14,591	331,946
UPM-Kymmene Corp.	138,040	4,870,206
Uponor Oyj	13,253	322,343
Valmet Corp.	34,026	1,380,625
Wartsila Corp.	124,471	1,725,942
YIT OYJ	47,940	282,635

TOTAL FINLAND		71,265,123

France - 6.0%
AB Science SA (a)(b)	8,184	123,462
Accor SA (a)	44,953	1,606,259
Aeroports de Paris SA (a)	8,250	1,095,801
Air France KLM (Reg.) (a)(b)	78,997	371,675
Air Liquide SA	124,369	20,764,381
Albioma SA	9,985	392,450
ALD SA (c)	21,760	323,488
Alstom SA	84,157	2,999,170
ALTEN	9,153	1,472,857
Amundi SA (c)	16,128	1,436,518
Arkema SA	16,105	2,200,574
Atos Origin SA	28,661	1,490,283
AXA SA	510,353	14,847,696
Beneteau SA (a)	9,748	148,521
BIC SA	6,860	398,491
bioMerieux SA	11,226	1,428,147
BNP Paribas SA	299,379	20,039,602
Boiron SA	4,065	196,659
Bollore SA	258,154	1,495,114
Bonduelle SCA	8,084	206,994
Bouygues SA	61,387	2,483,718
Bureau Veritas SA	82,052	2,604,639
Capgemini SA	42,541	9,899,410
Carmila SA	15,084	228,426
Carrefour SA	170,529	3,086,094
Casino Guichard Perrachon SA (a)	12,307	306,305
Cellectis SA (a)	14,046	152,568
CGG SA (a)	188,659	136,699
Chargeurs SA	5,240	155,434
CNP Assurances	45,525	1,139,899
Coface SA	32,744	467,473
Compagnie de St. Gobain	137,120	9,463,003
Compagnie Generale des Etablissements Michelin SCA Series B	44,764	7,037,685
Covivio	12,707	1,098,759
Credit Agricole SA	314,623	4,746,709
Danone SA	176,345	11,495,190
Dassault Aviation SA	6,110	637,450
Dassault Systemes SA	179,018	10,454,189
Derichebourg (a)	37,827	429,846
Edenred SA	66,375	3,588,639
EDF SA	116,324	1,711,810
Eiffage SA	21,288	2,189,210
Elior SA (a)(c)	35,209	277,585
Elis SA (a)	48,568	920,210
ENGIE	468,342	6,657,096
Eramet SA (a)	2,471	206,523
EssilorLuxottica SA	75,814	15,678,972
Eurazeo SA	10,557	989,125
Eutelsat Communications	48,063	682,287
Faurecia SA	31,859	1,659,147
Fnac Darty SA	5,328	345,221
Gaztransport et Technigaz SA	5,891	486,234
Gecina SA	12,092	1,692,080
Getlink SE	115,242	1,769,824
Hermes International SCA	8,351	13,230,473
ICADE	8,232	645,198
ID Logistics Group (a)	1,101	404,100
Imerys SA	10,106	437,861
Interparfums SA	6,543	527,947
Ipsen SA	9,645	996,776
Ipsos SA	11,801	551,817
JCDecaux SA (a)	16,902	440,793
Kaufman & Broad SA	4,651	186,029
Kering SA	20,154	15,126,282
Klepierre SA	54,319	1,291,019
Korian SA	22,248	740,698
L'Oreal SA	67,266	30,771,153
La Francaise des Jeux SAEM (c)	25,864	1,342,455
Lagardere S.C.A. (Reg.) (a)	12,751	336,665
Legrand SA	72,641	7,924,416
LISI	7,750	215,464
LVMH Moet Hennessy Louis Vuitton SE	74,216	58,194,373
Maisons du Monde SA (c)	11,390	257,807
McPhy Energy SA (a)(b)	5,945	161,364
Mercialys SA	17,218	186,600
Mersen SA	6,210	232,951
Neoen SA (a)(c)	10,595	487,463
Nexans SA	6,686	669,719
Nexity	14,813	676,049
Orange SA	494,487	5,392,358
Orpea	14,641	1,526,635
Pernod Ricard SA	55,441	12,734,643
Peugeot Invest	1,594	222,225
Plastic Omnium SA	15,014	415,854
Publicis Groupe SA	62,901	4,213,023
Quadient SA	11,190	267,250
Remy Cointreau SA	6,903	1,393,285
Renault SA (a)	53,061	1,905,174
Rexel SA	71,672	1,421,755
Rubis SCA	24,092	771,176
Safran SA	92,675	12,473,109
Sanofi SA	300,795	30,213,107
Sartorius Stedim Biotech	7,735	4,258,019
Schneider Electric SA	144,735	24,954,945
SCOR SE	41,655	1,401,258
SEB SA	7,053	1,103,137
Societe Generale Series A	214,655	7,170,326
Sodexo SA	25,818	2,507,031
Soitec SA (a)	5,912	1,570,516
Sopra Steria Group	4,179	821,740
SPIE SA	44,802	1,087,613
Suez Environnement SA	76,413	1,738,844
Teleperformance	15,842	6,612,951
Television Francaise 1 SA	15,595	166,938
Thales SA	27,836	2,563,333
Total SA	670,526	33,576,566
Trigano SA	2,169	405,942
Ubisoft Entertainment SA (a)	28,221	1,477,759
Valeo SA	61,971	1,814,603
Valneva SE (a)(b)	21,476	477,905
Veolia Environnement SA	171,344	5,591,620
Verallia SA (c)	12,706	469,727
Vicat SA	9,264	394,633
VINCI SA	143,366	15,308,581
Virbac SA	1,168	590,716
Vivendi SA	188,206	2,422,599
Wendel SA	7,621	1,014,017
Worldline SA (a)(c)	63,842	3,718,112

TOTAL FRANCE		510,120,098

Germany - 5.0%
Aareal Bank AG (b)	20,889	667,442
adidas AG	51,096	16,733,674
ADVA Optical Networking SE (a)	14,948	198,028
Aixtron AG	31,717	753,463
Allianz SE	109,796	25,530,798
alstria office REIT-AG	56,541	1,056,240
Amadeus Fire AG	1,925	444,615
AURELIUS AG	9,948	287,727
Aurubis AG	8,483	731,946
BASF AG	244,743	17,615,050
Bayer AG	264,336	14,897,366
Bayerische Motoren Werke AG (BMW)	75,942	7,658,708
BayWa AG	7,017	296,886
Bechtle AG	22,884	1,714,213
Befesa SA (c)	11,921	886,097
Beiersdorf AG	27,808	2,954,222
Bertrandt AG	1,967	128,473
Bilfinger Berger AG	11,180	392,375
Borussia Dortmund GmbH & Co. KGaA (a)	32,518	179,308
Brenntag SE	42,903	4,078,764
CANCOM AG	12,230	844,880
Carl Zeiss Meditec AG	10,705	2,152,628
CECONOMY AG (a)	44,468	216,518
CeWe Color Holding AG	1,495	208,769
Commerzbank AG (a)	273,656	1,998,043
CompuGroup Medical AG	7,595	634,781
Continental AG (a)	29,213	3,434,615
Corestate Capital Holding SA (a)(b)	8,354	98,214
Covestro AG (c)	52,862	3,385,409
CropEnergies AG	6,907	99,008
CTS Eventim AG (a)	16,018	1,163,967
Daimler AG (Germany)	228,943	22,691,786
Delivery Hero AG (a)(c)	44,161	5,490,440
Dermapharm Holding SE	6,086	612,081
Deutsche Bank AG (a)	564,992	7,279,795
Deutsche Beteiligungs AG	6,402	296,028
Deutsche Borse AG	50,638	8,405,989
Deutsche EuroShop AG	16,131	327,635
Deutsche Lufthansa AG (a)	164,612	1,086,945
Deutsche Pfandbriefbank AG (c)	45,651	565,986
Deutsche Post AG	266,901	16,512,930
Deutsche Telekom AG	899,387	16,726,041
Deutz AG (a)	34,352	288,301
DIC Asset AG	29,110	511,161
Draegerwerk AG & Co. KGaA	423	31,540
Duerr AG	16,292	736,392
E.ON AG	600,180	7,608,299
Eckert & Ziegler Strahlen-und Medizintechnik AG	4,912	735,336
ElringKlinger AG (a)	7,581	107,004
Encavis AG	34,359	718,914
Evonik Industries AG	56,559	1,832,009
Evotec OAI AG (a)	38,125	1,844,434
Flatex AG (a)	14,968	340,177
Fraport AG Frankfurt Airport Services Worldwide (a)	8,789	626,877
Freenet AG	33,707	868,147
Fresenius Medical Care AG & Co. KGaA	54,287	3,606,237
Fresenius SE & Co. KGaA	111,771	5,073,324
GEA Group AG	40,834	2,010,423
Gerresheimer AG	9,467	867,847
Global Fashion Group SA (a)	20,550	184,701
Grenkeleasing AG (b)	9,588	373,632
Hamborner (REIT) AG	37,362	418,991
Hamburger Hafen und Logistik AG	6,581	147,512
Hannover Reuck SE	16,620	3,035,610
HeidelbergCement AG	41,112	3,095,937
HelloFresh AG (a)	44,299	3,584,675
Henkel AG & Co. KGaA	29,257	2,438,501
Hochtief AG	5,741	442,661
Hornbach Holding AG & Co. KGaA	2,735	345,569
Hugo Boss AG	15,847	990,332
Hypoport AG (a)	1,082	664,796
INDUS Holding AG	6,012	236,296
Infineon Technologies AG	354,864	16,618,763
Instone Real Estate Group BV (c)	26,411	696,109
Jenoptik AG	16,398	627,067
JOST Werke AG (c)	6,321	366,085
K+S AG	60,032	1,033,668
KION Group AG	19,879	2,169,324
Kloeckner & Co. AG (a)	22,116	297,589
Knorr-Bremse AG	18,769	1,977,461
Koenig & Bauer AG (a)	5,449	192,121
Krones AG	4,124	425,485
KWS Saat AG	2,835	241,862
Lanxess AG	24,460	1,647,346
LEG Immobilien AG	19,538	2,905,680
LPKF Laser & Electronics AG	10,028	222,226
Merck KGaA	34,857	8,228,176
Metro Wholesale & Food Specialist AG	41,563	525,152
Morphosys AG (a)	9,402	442,900
MTU Aero Engines AG	15,158	3,370,481
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	37,929	11,233,326
Nagarro SE (a)	2,333	469,269
Nemetschek Se	16,304	1,869,664
New Work SE	812	198,060
Nordex Se (a)	36,051	662,632
NORMA Group AG	10,602	455,920
Patrizia Immobilien AG	16,899	466,892
Pfeiffer Vacuum Technology AG	1,055	263,429
ProSiebenSat.1 Media AG	52,762	883,482
Puma AG	28,992	3,596,133
Rational AG	1,350	1,341,492
Rheinmetall AG	13,975	1,354,444
RWE AG	173,980	6,691,292
Salzgitter AG (a)	10,324	379,757
SAP SE	279,302	40,446,051
Scout24 AG (c)	25,846	1,798,654
Siemens AG	205,575	33,422,791
Siemens Healthineers AG (c)	76,874	5,106,260
Siltronic AG	5,173	806,102
Sixt AG (a)	4,905	844,290
SMA Solar Technology AG	5,547	292,787
Software AG (Bearer)	14,327	588,945
STRATEC Biomedical Systems AG	2,630	419,559
Stroer Out-of-Home Media AG	7,468	632,799
Suedzucker AG (Bearer)	21,268	337,317
Symrise AG	34,231	4,730,717
TAG Immobilien AG	45,114	1,370,549
Takkt AG	10,011	163,407
TeamViewer AG (a)(c)	44,444	663,339
Telefonica Deutschland Holding AG	300,090	781,575
Thyssenkrupp AG	116,588	1,211,903
TUI AG (GB) (a)(b)	440,991	1,480,430
Uniper SE	31,517	1,392,130
United Internet AG	28,138	1,036,978
Varta AG (b)	5,204	800,105
VERBIO Vereinigte BioEnergie AG	5,966	473,113
Vitesco Technologies Group AG (a)	6,103	349,931
Volkswagen AG	11,890	3,859,551
Vonovia SE	147,150	8,923,729
Vossloh AG	8,400	449,106
Wacker Chemie AG	5,022	905,357
Wacker Construction Equipment AG	8,214	269,289
WashTec AG	4,595	298,524
Wustenrot & Wurttembergische AG	15,478	322,424
Zalando SE (a)(c)	60,034	5,661,595
Zooplus AG (a)	1,751	968,356

TOTAL GERMANY		427,864,468

Gibraltar - 0.0%
888 Holdings PLC	129,245	677,090
Greece - 0.1%
Alpha Bank SA (a)	565,762	718,442
Athens Water Supply & Sewage Co. SA	7,606	66,472
EFG Eurobank Ergasias SA (a)	628,712	656,583
Ff Group (a)(d)	881	1,222
GEK Terna Holding Real Estate Construction SA (a)	14,236	159,137
Hellenic Telecommunications Organization SA	66,876	1,182,822
Holding Co. ADMIE IPTO SA	49,556	146,081
Jumbo SA	27,574	409,282
Motor Oil (HELLAS) Corinth Refineries SA	20,781	352,655
Mytilineos SA	26,511	483,299
National Bank of Greece SA (a)	204,837	644,073
OPAP SA	49,061	762,810
Piraeus Financial Holdings SA (a)	136,507	231,969
Public Power Corp. of Greece (a)	26,800	290,445
Terna Energy SA	15,348	207,585

TOTAL GREECE		6,312,877

Hong Kong - 1.6%
AIA Group Ltd.	3,246,600	36,384,682
Bank of East Asia Ltd.	362,857	596,950
Beijing Enterprises Holdings Ltd.	126,000	484,211
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	63,000	80,405
BOC Hong Kong (Holdings) Ltd.	913,000	2,898,413
BYD Electronic International Co. Ltd. (b)	202,000	601,028
Champion (REIT)	490,000	257,580
China Everbright International Ltd.	981,370	674,806
China Everbright Ltd.	326,000	367,041
China Jinmao Holdings Group Ltd.	1,424,000	417,289
China Merchants Holdings International Co. Ltd.	367,671	614,321
China Overseas Grand Oceans Group Ltd.	469,500	225,080
China Overseas Land and Investment Ltd.	1,020,000	2,249,624
China Power International Development Ltd.	1,205,666	605,893
China Resources Beer Holdings Co. Ltd.	390,666	3,238,604
China Resources Pharmaceutical Group Ltd. (c)	497,500	239,782
China Resources Power Holdings Co. Ltd.	596,000	1,539,695
China South City Holdings Ltd.	2,034,000	151,625
China Taiping Insurance Group Ltd.	470,800	720,072
China Tobacco International Co. Ltd. (b)	85,000	195,553
China Traditional Chinese Medicine Holdings Co. Ltd.	740,000	351,905
CITIC 1616 Holdings Ltd.	445,000	157,856
CITIC Pacific Ltd.	1,562,000	1,565,915
CLP Holdings Ltd.	436,500	4,273,737
CSPC Pharmaceutical Group Ltd.	2,397,600	2,508,382
Dah Sing Banking Group Ltd.	209,200	200,582
Dah Sing Financial Holdings Ltd.	74,800	233,134
Far East Horizon Ltd.	483,000	461,242
Fosun International Ltd.	651,500	766,175
Galaxy Entertainment Group Ltd. (a)	588,000	3,181,646
Ganfeng Lithium Co. Ltd. (H Shares) (c)	25,600	480,051
Genertec Universal Medical Group Co. Ltd. (c)	305,000	230,499
Guangdong Investment Ltd.	920,000	1,158,794
Hang Lung Group Ltd.	243,000	569,046
Hang Lung Properties Ltd.	528,000	1,225,587
Hang Seng Bank Ltd.	196,800	3,743,513
Henderson Land Development Co. Ltd.	403,345	1,688,879
Hong Kong & China Gas Co. Ltd.	2,976,038	4,623,370
Hong Kong & Shanghai Hotels Ltd. (a)	159,517	145,360
Hong Kong Exchanges and Clearing Ltd.	326,574	19,761,074
Hong Kong Television Network Ltd.	132,000	198,496
Hua Hong Semiconductor Ltd. (a)(c)	152,000	765,812
Hysan Development Co. Ltd.	190,000	660,562
Lenovo Group Ltd.	1,978,000	2,148,045
Link (REIT)	548,742	4,866,422
Melco International Development Ltd. (a)	152,000	198,486
MMG Ltd. (a)	708,000	327,588
MTR Corp. Ltd.	368,028	2,005,576
New World Development Co. Ltd.	406,822	1,764,699
PCCW Ltd.	1,513,886	780,243
Poly Property Group Co. Ltd.	726,000	179,156
Power Assets Holdings Ltd.	369,000	2,250,376
Shanghai Industrial Holdings Ltd.	194,000	289,735
Shenzhen Investment Ltd.	962,810	236,356
Shougang Fushan Resources Group Ltd.	530,335	139,732
Shun Tak Holdings Ltd. (a)	450,000	123,193
Sino Land Ltd.	956,911	1,256,941
Sino-Ocean Group Holding Ltd.	1,136,500	246,859
Sinotruk Hong Kong Ltd.	180,000	248,467
SJM Holdings Ltd. (a)	511,000	381,583
Sun Art Retail Group Ltd.	695,000	409,113
Sun Hung Kai Properties Ltd.	340,500	4,514,463
Sunlight (REIT)	313,000	181,030
Swire Pacific Ltd. (A Shares)	157,000	987,745
Swire Properties Ltd.	314,400	842,522
Techtronic Industries Co. Ltd.	370,500	7,623,810
Television Broadcasts Ltd. (a)	105,100	81,454
Vitasoy International Holdings Ltd.	262,000	630,376
Wharf Holdings Ltd.	383,000	1,329,092
Yuexiu (REIT)	565,000	246,173
Yuexiu Property Co. Ltd.	428,400	377,717

TOTAL HONG KONG		136,161,223

Hungary - 0.1%
Magyar Telekom PLC	169,238	233,243
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	100,346	857,504
OTP Bank PLC (a)	59,986	3,602,714
Richter Gedeon PLC	40,215	1,126,572

TOTAL HUNGARY		5,820,033

India - 3.7%
3M India Ltd. (a)	772	261,615
Aarti Industries Ltd.	71,579	920,677
Aarti Industries Ltd.	24,342	313,096
Aavas Financiers Ltd. (a)	10,128	378,440
ACC Ltd.	24,801	772,072
Adani Enterprises Ltd.	75,261	1,429,412
Adani Green Energy Ltd. (a)	106,000	1,630,340
Adani Ports & Special Economic Zone Ltd.	129,078	1,193,397
Adani Power Ltd. (a)	248,213	332,805
Adani Total Gas Ltd. (a)	76,988	1,478,492
Adani Transmissions Ltd. (a)	75,083	1,770,418
Aditya Birla Capital Ltd. (a)	203,614	262,684
Aditya Birla Fashion and Retail Ltd. (a)	92,087	323,112
Affle (India) Ltd. (a)	15,920	223,014
AIA Engineering Ltd.	9,552	244,379
Ajanta Pharma Ltd.	8,229	232,702
Alembic Pharmaceuticals Ltd.	22,609	234,415
Alkyl Amines Chemicals	3,853	185,286
Amara Raja Batteries Ltd.	34,260	311,108
Ambuja Cements Ltd.	217,049	1,172,189
APL Apollo Tubes Ltd.	51,993	554,994
Apollo Hospitals Enterprise Ltd.	28,105	1,598,091
Apollo Tyres Ltd.	129,115	366,734
Ashok Leyland Ltd.	419,230	796,456
Asian Paints Ltd.	102,409	4,235,583
Astral Poly Technik Ltd.	24,024	700,207
Atul Ltd.	4,782	582,376
AU Small Finance Bank Ltd. (a)(c)	24,383	395,681
Aurobindo Pharma Ltd.	77,109	709,160
Avenue Supermarts Ltd. (a)(c)	45,130	2,790,979
Axis Bank Ltd. (a)	604,983	5,988,892
Bajaj Auto Ltd.	17,489	865,000
Bajaj Finance Ltd.	75,100	7,414,516
Bajaj Finserv Ltd.	10,021	2,382,573
Balkrishna Industries Ltd.	25,724	844,288
Bandhan Bank Ltd. (c)	169,148	657,704
Bata India Ltd.	20,373	538,021
Bayer CropScience Ltd.	4,485	298,479
Berger Paints India Ltd.	73,520	727,304
Bharat Electronics Ltd.	405,580	1,119,261
Bharat Forge Ltd.	88,827	909,127
Bharat Heavy Electricals Ltd. (a)	239,124	217,733
Bharat Petroleum Corp. Ltd.	243,632	1,357,682
Bharti Airtel Ltd. (a)	679,521	6,213,191
Biocon Ltd. (a)	154,331	722,909
Britannia Industries Ltd.	29,876	1,465,102
Canara Bank Ltd. (a)	136,957	391,932
Carborundum Universal Ltd.	41,384	463,393
Central Depository Services (India) Ltd. (a)	26,316	475,078
CESC Ltd. GDR	315,810	367,402
Cg Power & Industrial Soluti (a)	169,486	330,809
Cholamandalam Financial Holdings Ltd.	42,632	398,393
Cholamandalam Investment and Finance Co. Ltd.	104,444	856,607
Cipla Ltd. (a)	125,981	1,521,167
City Union Bank Ltd.	130,985	293,845
Coal India Ltd.	388,963	853,378
Coforge Ltd.	6,976	453,289
Colgate-Palmolive Ltd.	41,856	861,411
Computer Age Management Services Private Ltd.	5,552	223,110
Container Corp. of India Ltd.	67,116	586,588
Coromandel International Ltd.	35,124	368,133
CRISIL Ltd.	4,663	174,314
Crompton Greaves Consumer Electricals Ltd.	147,118	913,857
Cummins India Ltd.	42,392	506,577
Cyient Ltd.	27,763	395,675
Dabur India Ltd.	201,380	1,573,991
Dalmia Bharat Ltd.	23,611	633,863
Dcb Bank Ltd. (a)	81,115	98,262
Deepak Nitrite Ltd.	19,420	577,859
Dhani Services Ltd. (a)	54,613	129,401
Divi's Laboratories Ltd.	35,306	2,425,871
Dixon Technologies India Ltd.	7,800	519,641
DLF Ltd.	185,760	987,845
Dr Lal Pathlabs Ltd. (c)	12,785	598,501
Dr. Reddy's Laboratories Ltd.	34,115	2,119,974
Edelweiss Financial Services Ltd.	151,886	156,739
Eicher Motors Ltd.	34,751	1,152,015
Emami Ltd.	58,194	412,455
Endurance Technologies Ltd. (c)	13,503	328,005
Escorts Ltd.	22,524	471,605
Exide Industries Ltd.	272,186	627,856
Federal Bank Ltd.	620,883	807,218
Fortis Healthcare Ltd. (a)	159,933	521,268
GAIL India Ltd.	493,493	980,007
Gillette India Ltd.	3,982	299,698
Glenmark Pharmaceuticals Ltd.	50,349	338,481
GMR Infrastructure Ltd. (a)	695,906	376,479
Godrej Consumer Products Ltd. (a)	94,608	1,207,481
Godrej Industries Ltd. (a)	24,980	193,461
Godrej Properties Ltd. (a)	38,778	1,155,399
Granules India Ltd.	87,786	362,950
Graphite India Ltd.	17,486	125,135
Grasim Industries Ltd.	70,336	1,615,040
Gujarat Gas Ltd.	49,098	407,627
Gujarat State Petronet Ltd.	88,794	361,490
Happiest Minds Technologies Ltd.	15,626	265,676
Havells India Ltd.	76,642	1,291,375
HCL Technologies Ltd.	291,694	4,451,004
HDFC Asset Management Co. Ltd. (c)	14,297	504,930
HDFC Standard Life Insurance Co. Ltd. (c)	227,055	2,061,231
Hero Motocorp Ltd.	36,800	1,304,533
Hindalco Industries Ltd.	416,064	2,552,281
Hindustan Petroleum Corp. Ltd.	180,235	746,380
Hindustan Unilever Ltd.	225,131	7,187,943
Housing Development Finance Corp. Ltd.	463,135	17,576,948
ICICI Bank Ltd.	1,379,790	14,764,333
ICICI Lombard General Insurance Co. Ltd. (c)	58,184	1,150,057
ICICI Prudential Life Insurance Co. Ltd. (c)	116,886	964,343
IDFC Bank Ltd. (a)	778,568	514,163
IDFC Ltd. (a)	359,337	264,151
IIFL Wealth Management Ltd.	10,646	231,498
India Cements Ltd./The	50,292	138,285
Indiabulls Housing Finance Ltd.	74,815	216,395
IndiaMart InterMesh Ltd. (c)	3,038	289,655
Indian Energy Exchange Ltd. (c)	55,772	527,027
Indian Oil Corp. Ltd.	502,758	858,220
Indian Railway Catering & Tourism Corp. Ltd. (a)	92,375	1,042,246
Indraprastha Gas Ltd.	78,811	498,279
Indus Towers Ltd.	173,300	627,723
Info Edge India Ltd.	21,649	1,754,723
Infosys Ltd.	919,890	20,565,792
Intellect Design Arena Ltd. (a)	30,100	262,891
InterGlobe Aviation Ltd. (a)(c)	26,504	769,148
Ipca Laboratories Ltd.	27,197	777,358
ITC Ltd.	795,530	2,368,919
Jindal Steel & Power Ltd. (a)	111,772	622,273
JK Cement Ltd.	12,317	544,861
JSW Energy Ltd.	94,311	438,684
JSW Steel Ltd.	221,630	1,978,570
Jubilant Foodworks Ltd.	23,620	1,162,581
Jubilant Pharmova Ltd.	19,324	153,705
Kajaria Ceramics Ltd.	29,272	476,932
Kotak Mahindra Bank Ltd. (a)	149,765	4,058,371
KPIT Engineering Ltd.	79,428	327,122
L&T Finance Holdings Ltd. (a)	548,746	600,689
L&T Technology Services Ltd. (c)	8,276	521,701
Larsen & Toubro Infotech Ltd. (c)	15,471	1,379,252
Larsen & Toubro Ltd.	191,568	4,515,157
Laurus Labs Ltd. (c)	90,043	619,628
LIC Housing Finance Ltd.	86,138	467,550
Lupin Ltd.	71,810	884,176
Mahanagar Gas Ltd.	21,960	293,899
Mahindra & Mahindra Financial Services Ltd.	180,954	433,343
Mahindra & Mahindra Ltd.	240,247	2,834,213
Manappuram General Finance & Leasing Ltd.	197,141	546,540
Marico Ltd.	166,321	1,261,359
Maruti Suzuki India Ltd.	37,916	3,784,973
Max Financial Services Ltd. (a)	64,262	834,707
Max Healthcare Institute Ltd. (a)	89,599	396,086
Metropolis Healthcare Ltd. (c)	7,917	312,878
MindTree Consulting Ltd.	14,948	895,903
Motherson Sumi Systems Ltd.	316,561	943,707
Mphasis BFL Ltd.	25,328	1,093,407
MRF Ltd.	506	521,885
Multi Commodity Exchange of India Ltd.	10,138	230,440
Muthoot Finance Ltd.	32,109	628,750
Natco Pharma Ltd.	25,726	283,911
National Aluminium Co. Ltd.	320,533	414,377
Navin Fluorine International Ltd.	11,046	491,975
Nestle India Ltd.	9,137	2,316,115
Nippon Life India Asset Management Ltd. (c)	62,492	348,790
NTPC Ltd.	1,333,583	2,360,080
Oberoi Realty Ltd. (a)	43,403	524,218
Oil & Natural Gas Corp. Ltd.	631,199	1,255,156
Oracle Financial Services Soft	6,471	381,975
Page Industries Ltd.	1,502	754,177
Persistent Systems Ltd.	15,384	805,313
Petronet LNG Ltd.	195,847	599,782
Phoenix Mills Ltd.	27,549	354,327
PI Industries Ltd.	27,019	1,081,391
Pidilite Industries Ltd.	39,681	1,224,841
Piramal Enterprises Ltd.	29,140	1,011,473
PNB Housing Finance Ltd. (a)(c)	17,131	110,356
Power Grid Corp. of India Ltd.	927,099	2,288,836
Prestige Estates Projs. Ltd. (a)	43,149	245,291
Procter & Gamble Health Ltd.	1,779	128,729
PVR Ltd. (a)	24,966	558,791
Rajesh Exports Ltd. (a)	31,394	267,323
RBL Bank Ltd. (a)(c)	182,952	440,691
Rec Ltd.	209,308	415,098
Redington (India) Ltd.	127,516	244,467
Reliance Industries Ltd.	766,368	25,931,570
Sanofi India Ltd.	3,515	391,426
SBI Cards & Payment Services Ltd. (a)	59,741	840,941
SBI Life Insurance Co. Ltd. (c)	120,672	1,844,251
Shree Cement Ltd.	3,379	1,290,888
Shriram Transport Finance Co. Ltd.	55,444	1,062,353
Siemens India Ltd.	20,153	587,920
SRF Ltd.	48,848	1,379,840
State Bank of India	488,146	3,270,262
Strides Pharma Science Ltd.	15,610	111,366
Sun Pharmaceutical Industries Ltd.	227,219	2,409,967
Sundaram Finance Ltd.	18,245	581,769
Sundram Fasteners Ltd.	33,836	377,159
Supreme Industries Ltd.	22,855	710,135
Suven Pharmaceuticals Ltd.	25,770	174,860
Syngene International Ltd. (a)(c)	46,147	332,950
Tata Chemicals Ltd.	55,658	669,299
Tata Communications Ltd.	29,938	522,193
Tata Consultancy Services Ltd.	247,849	11,235,127
Tata Consumer Products Ltd.	159,332	1,720,756
Tata Elxsi Ltd.	11,191	876,752
Tata Motors Ltd. (a)	435,997	2,802,016
Tata Power Co. Ltd.	418,533	1,196,606
Tata Steel Ltd.	213,491	3,748,162
Tech Mahindra Ltd.	168,959	3,331,280
The Indian Hotels Co. Ltd.	176,924	464,173
The Ramco Cements Ltd.	60,517	861,068
Titan Co. Ltd.	96,227	3,059,994
Torrent Pharmaceuticals Ltd.	19,645	749,684
Torrent Power Ltd.	92,130	614,507
Trent Ltd.	57,454	768,928
Tube Investments of India Ltd.	29,049	541,217
Ultratech Cement Ltd.	26,649	2,714,870
United Spirits Ltd. (a)	84,594	1,069,177
UPL Ltd. (a)	134,872	1,331,896
Vaibhav Global Ltd.	10,889	83,482
Varun Beverages Ltd.	53,178	602,585
Vedanta Ltd.	279,867	1,135,075
Vodafone Idea Ltd. (a)	1,938,506	246,985
Voltas Ltd.	63,655	1,022,956
Wipro Ltd.	364,764	3,155,584
Yes Bank Ltd. (a)	207,098	28,293
Yes Bank Ltd. (a)	2,995,577	511,552
Zee Entertainment Enterprises Ltd.	257,845	1,035,267

TOTAL INDIA		316,717,744

Indonesia - 0.4%
Perusahaan Gas Negara Tbk PT Series B (a)	4,967,800	529,478
PT ACE Hardware Indonesia Tbk	1,943,200	193,394
PT Adaro Energy Tbk	4,328,300	513,255
PT AKR Corporindo Tbk	564,700	170,197
PT Aneka Tambang Tbk	2,793,500	461,393
PT Astra International Tbk	5,622,700	2,391,161
PT Bank BTPN Syariah Tbk	563,400	151,513
PT Bank Central Asia Tbk	14,838,300	7,828,925
PT Bank Mandiri (Persero) Tbk	5,100,200	2,578,519
PT Bank Negara Indonesia (Persero) Tbk	2,307,800	1,140,258
PT Bank Rakyat Indonesia Tbk	18,782,871	5,638,314
PT Bank Tabungan Negara Tbk (a)	1,749,000	219,744
PT Barito Pacific Tbk	8,867,900	585,247
PT Bukit Asam Tbk	2,215,600	419,115
PT Bumi Serpong Damai Tbk (a)	1,853,300	145,203
PT Charoen Pokphand Indonesia Tbk	1,853,700	811,219
PT Ciputra Development Tbk	2,857,600	216,829
PT Gudang Garam Tbk	128,400	303,610
PT Hanson International Tbk (a)(d)	3,268,900	11,537
PT Indah Kiat Pulp & Paper Tbk	697,000	416,945
PT Indocement Tunggal Prakarsa Tbk	403,200	336,534
PT Indofood CBP Sukses Makmur Tbk	692,200	429,953
PT Indofood Sukses Makmur Tbk	1,293,000	579,534
PT Inti Agriculture Resources Tbk (a)(d)	1,180,800	4,167
PT Jasa Marga Tbk (a)	684,096	202,802
PT Kalbe Farma Tbk	6,528,700	737,316
PT Link Net Tbk	552,700	151,756
PT Lippo Karawaci Tbk (a)	8,522,900	89,034
PT Media Nusantara Citra Tbk	2,275,500	144,553
PT Merdeka Copper Gold Tbk (a)	3,711,500	827,834
PT Mitra Adiperkasa Tbk (a)	2,151,200	133,620
PT Pabrik Kertas Tjiwi Kimia Tbk	315,800	186,125
PT Pakuwon Jati Tbk (a)	4,960,000	175,049
PT Panin Financial Tbk (a)	3,762,800	48,338
PT Pool Advista Indonesia Tbk (a)(d)	184,900	653
PT Sarana Menara Nusantara Tbk	5,987,800	490,266
PT Semen Gresik (Persero) Tbk	969,500	622,725
PT Sugih Energy Tbk (a)(d)	40,500	143
PT Summarecon Agung Tbk (a)	2,230,500	144,056
PT Surya Citra Media Tbk (a)	7,464,500	221,287
PT Telkom Indonesia Persero Tbk	13,227,500	3,535,522
PT Tower Bersama Infrastructure Tbk	2,046,800	424,746
PT Unilever Indonesia Tbk	2,477,800	773,028
PT United Tractors Tbk	423,200	703,466
PT Wijaya Karya Persero Tbk (a)	841,326	73,933
PT XL Axiata Tbk	1,098,500	238,813

TOTAL INDONESIA		36,001,109

Ireland - 0.5%
AIB Group PLC (a)	205,198	556,018
Bank Ireland Group PLC (a)	267,717	1,597,540
C&C Group PLC (United Kingdom) (a)	132,192	468,922
Cairn Homes PLC	169,404	219,722
CRH PLC	206,631	9,888,084
Dalata Hotel Group PLC (a)	52,540	224,724
DCC PLC (United Kingdom)	27,073	2,262,319
Flutter Entertainment PLC (a)	19,689	3,717,115
Flutter Entertainment PLC (Ireland) (a)	25,345	4,793,287
Glanbia PLC	56,437	921,858
Glenveagh Properties PLC (a)(c)	243,350	306,631
Grafton Group PLC unit	69,092	1,267,994
Greencore Group PLC (a)(b)	261,538	462,443
Hibernia (REIT) PLC	242,334	352,974
Irish Residential Properties REIT PLC	155,957	293,867
James Hardie Industries PLC CDI	123,423	4,795,442
Kerry Group PLC Class A	41,886	5,621,587
Kingspan Group PLC (Ireland)	41,116	4,735,899
Origin Enterprises PLC	59,362	229,885
Smurfit Kappa Group PLC	62,580	3,276,391

TOTAL IRELAND		45,992,702

Isle of Man - 0.1%
Entain PLC (a)	156,451	4,384,994
Kape Technologies PLC (a)	51,223	279,003
NEPI Rockcastle PLC	102,085	684,354
Playtech Ltd. (a)	91,756	873,986

TOTAL ISLE OF MAN		6,222,337

Israel - 0.7%
AFI Properties Ltd. (a)	8,956	464,166
Airport City Ltd. (a)	22,463	427,914
Alony Hetz Properties & Investments Ltd.	44,235	721,186
Amot Investments Ltd.	69,080	526,338
AudioCodes Ltd.	6,947	241,494
Azrieli Group	11,889	1,109,868
Bank Hapoalim BM (Reg.)	309,154	3,038,441
Bank Leumi le-Israel BM	396,173	3,777,249
Bezeq The Israel Telecommunication Corp. Ltd. (a)	545,602	682,962
Big Shopping Centers Ltd.	3,298	493,811
Caesarstone Sdot-Yam Ltd.	11,026	137,604
Camtek Ltd. (a)	8,680	345,900
Cellcom Israel Ltd. (Israel) (a)	16,639	62,784
Check Point Software Technologies Ltd. (a)	29,044	3,473,662
Clal Insurance Enterprises Holdings Ltd. (a)	17,719	437,438
Cognyte Software Ltd. (a)	21,104	420,181
Compugen Ltd. (a)(b)	19,285	125,160
CyberArk Software Ltd. (a)	11,491	2,069,644
Danel Adir Yeoshua Ltd.	2,185	461,257
Elbit Systems Ltd. (Israel)	7,272	1,144,455
Electra Israel Ltd.	586	385,191
Energix-Renewable Energies Ltd.	82,410	386,742
Enlight Renewable Energy Ltd. (a)	290,934	717,141
Equital Ltd. (a)	5,424	166,576
Fattal Holdings 1998 Ltd. (a)	1,495	160,539
First International Bank of Israel	16,004	640,292
Formula Systems (1985) Ltd.	2,350	251,906
Fox Wizel Ltd.	2,363	325,213
Gav-Yam Lands Corp. Ltd.	44,487	528,892
Gazit-Globe Ltd.	18,453	149,579
Harel Insurance Investments and Financial Services Ltd.	37,056	413,262
Hilan Ltd.	5,070	280,389
Icl Group Ltd.	192,680	1,647,098
InMode Ltd. (a)	13,514	1,280,316
Isracard Ltd.	84,382	338,397
Israel Corp. Ltd. (Class A) (a)	1,404	516,547
Israel Discount Bank Ltd. (Class A) (a)	328,939	1,983,395
Ituran Location & Control Ltd.	9,860	256,459
Kornit Digital Ltd. (a)	12,469	2,085,814
Matrix IT Ltd.	9,561	259,273
Maytronics Ltd.	21,943	517,725
Mega Or Holdings Ltd.	10,876	429,630
Melisron Ltd. (a)	6,044	510,551
Migdal Insurance & Financial Holdings Ltd.	124,022	210,508
Mivne Real Estate KD Ltd.	200,181	728,771
Mizrahi Tefahot Bank Ltd.	39,823	1,446,004
Nano Dimension Ltd. ADR (a)(b)	73,097	429,810
NICE Systems Ltd. (a)	17,699	4,979,111
Nova Ltd. (a)	8,752	926,547
Oil Refineries Ltd. (a)	557,271	150,749
OPC Energy Ltd. (a)	32,534	339,287
Partner Communications Co. Ltd. (a)	31,298	157,956
Paz Oil Co. Ltd. (a)	2,284	290,304
Plus500 Ltd.	31,057	559,553
Radware Ltd. (a)	19,735	699,211
Reit 1 Ltd.	90,098	563,193
Shapir Engineering and Industry Ltd.	38,345	313,367
Shikun & Binui Ltd. (a)	78,913	468,837
Shufersal Ltd.	86,682	716,609
Strauss Group Ltd.	19,662	577,430
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	292,768	2,558,792
The Phoenix Holdings Ltd.	51,367	647,211
Tower Semiconductor Ltd. (a)	27,527	893,398
Tremor International Ltd. (a)(b)	28,495	265,178
Wix.com Ltd. (a)	15,117	2,811,157

TOTAL ISRAEL		55,125,424

Italy - 1.3%
A2A SpA	417,585	877,600
ACEA SpA	11,158	241,979
Amco - Asset Management Co. SpA Class B (a)(b)(d)	795	0
Amplifon SpA	31,414	1,596,026
Anima Holding SpA (c)	80,920	429,365
Ascopiave SpA	12,721	51,763
Assicurazioni Generali SpA	277,256	6,041,575
Atlantia SpA (a)	119,481	2,307,295
Autogrill SpA (a)	57,853	453,166
Azimut Holding SpA	35,800	1,030,068
Banca Generali SpA	18,840	885,536
Banca Mediolanum S.p.A.	74,366	748,430
Banca Popolare di Sondrio SCARL	129,726	563,262
Banco BPM SpA	358,011	1,111,630
BFF Bank SpA (c)	51,083	457,062
BPER Banca	364,507	798,286
Brembo SpA	43,860	575,470
Brunello Cucinelli SpA (a)	8,599	520,879
Buzzi Unicem SpA	29,653	691,405
Carel Industries SpA (c)	9,053	261,632
Cerved Information Solutions SpA	45,991	551,859
CIR SpA (a)	143,676	79,142
Credito Emiliano SpA	33,641	255,112
Danieli & C. Officine Meccaniche SpA	3,702	124,534
De'Longhi SpA	16,486	644,154
DiaSorin SpA	6,836	1,543,737
Dovalue SpA (c)	26,678	255,662
Enav SpA (a)(c)	62,425	273,499
Enel SpA	2,155,974	18,049,359
Eni SpA	665,589	9,539,518
ERG SpA	19,513	704,230
Falck Renewables SpA	36,481	367,529
Fincantieri SpA (a)(b)	149,857	118,146
FinecoBank SpA	163,716	3,125,558
Gruppo MutuiOnline SpA	7,736	377,834
GVS SpA (c)	19,918	295,874
Hera SpA	193,863	792,662
Illimity Bank SpA (a)	24,731	389,954
Infrastrutture Wireless Italiane SpA (c)	103,429	1,142,553
Interpump Group SpA	19,095	1,407,206
Intesa Sanpaolo SpA	4,314,638	12,262,973
Iren SpA	164,790	511,676
Italgas SpA	130,422	827,715
Italmobiliare SpA	3,310	116,130
Leonardo SpA (a)	95,070	696,552
Maire Tecnimont SpA	44,964	193,671
MARR SpA	12,543	295,214
Mediobanca SpA	161,934	1,930,924
Moncler SpA	56,903	4,086,245
Nexi SpA (a)(c)	120,572	2,094,203
Piaggio & C SpA	69,082	231,591
Pirelli & C. SpA (c)	100,016	614,165
Poste Italiane SpA (c)	135,078	1,926,893
Prysmian SpA	70,601	2,668,803
Rai Way SpA (c)	44,967	272,385
Recordati SpA	30,074	1,881,511
Reply SpA	5,793	1,123,038
Saipem SpA (a)(b)	172,702	378,624
Salvatore Ferragamo Italia SpA (a)	14,979	318,436
Sesa SpA	2,535	497,006
Snam Rete Gas SpA	498,558	2,822,303
Societa Cattolica Di Assicurazioni SCRL (a)	41,615	316,544
Tamburi Investment Partners SpA	35,045	394,992
Technogym SpA (c)	37,180	390,259
Telecom Italia SpA	2,251,155	803,100
Telecom Italia SpA (Risparmio Shares)	2,229,845	846,775
Terna - Rete Elettrica Naziona	382,845	2,851,028
Tinexta SpA	9,410	416,626
UniCredit SpA	562,229	7,424,877
Unipol Gruppo SpA	114,410	657,322
Webuild SpA (b)	153,420	379,537
Webuild SpA warrants 8/2/30 (a)(b)(d)	5,707	5,686
Zignago Vetro SpA	5,403	108,928

TOTAL ITALY		110,026,283

Japan - 15.2%
77 Bank Ltd.	20,300	207,091
ABC-MART, Inc.	9,307	447,331
ACOM Co. Ltd.	146,100	487,262
Activia Properties, Inc.	169	692,845
Adeka Corp.	27,600	613,972
Advance Residence Investment Corp.	351	1,153,634
Advantest Corp.	54,159	4,440,384
Aeon (REIT) Investment Corp.	351	474,497
AEON Co. Ltd.	175,725	4,042,493
Aeon Delight Co. Ltd.	7,400	227,268
AEON Financial Service Co. Ltd.	33,599	426,880
AEON MALL Co. Ltd.	33,700	493,695
AGC, Inc.	51,063	2,542,713
Ai Holdings Corp.	14,100	266,126
Aica Kogyo Co. Ltd.	17,000	521,064
Aiful Corp.	77,800	259,194
Ain Holdings, Inc.	7,000	413,171
Air Water, Inc.	63,300	968,496
Aisin Seiki Co. Ltd.	39,100	1,430,777
Ajinomoto Co., Inc.	122,125	3,656,506
Alfresa Holdings Corp.	43,339	610,949
Alps Electric Co. Ltd.	68,598	670,275
Amada Co. Ltd.	107,500	1,062,043
Amano Corp.	14,300	353,863
Ana Holdings, Inc. (a)	39,641	923,676
AnGes MG, Inc. (a)	54,200	257,277
Anicom Holdings, Inc.	19,700	153,591
Anritsu Corp. (b)	40,800	676,564
Aozora Bank Ltd.	40,300	921,862
Arata Corp.	6,900	244,249
ARCS Co. Ltd.	15,200	292,103
Ariake Japan Co. Ltd.	4,600	299,497
Aruhi Corp.	11,800	136,805
As One Corp.	3,800	520,914
Asahi Group Holdings	127,359	5,779,588
Asahi Holdings, Inc.	19,600	349,823
ASAHI INTECC Co. Ltd.	57,660	1,519,881
Asahi Kasei Corp.	331,800	3,485,675
Asics Corp.	42,300	1,054,177
ASKUL Corp.	12,600	171,143
Astellas Pharma, Inc.	498,803	8,409,210
Atom Corp.	39,400	265,778
Autobacs Seven Co. Ltd.	25,900	334,977
Axial Retailing, Inc.	6,000	190,835
Azbil Corp.	35,600	1,517,728
Bandai Namco Holdings, Inc.	56,600	4,325,293
Bank of Kyoto Ltd.	15,000	674,599
BASE, Inc. (a)	20,500	167,518
BayCurrent Consulting, Inc.	3,500	1,452,571
Belc Co. Ltd.	3,400	167,846
Bell System24 Holdings, Inc.	10,200	131,045
Benefit One, Inc.	20,500	1,034,565
Benesse Holdings, Inc.	17,700	404,944
Bengo4.Com, Inc. (a)	2,200	132,299
Bic Camera, Inc.	30,300	261,323
BML, Inc.	6,500	228,474
Bridgestone Corp.	152,958	6,766,753
Brother Industries Ltd.	69,700	1,347,576
Calbee, Inc.	21,500	553,958
Canon Marketing Japan, Inc.	14,400	285,269
Canon, Inc.	266,543	6,061,021
Capcom Co. Ltd.	50,300	1,353,846
Casio Computer Co. Ltd.	67,500	955,200
Central Glass Co. Ltd.	10,900	202,976
Central Japan Railway Co.	38,155	5,659,937
Change, Inc. (a)	8,500	153,173
Chiba Bank Ltd.	147,000	911,138
Chiyoda Corp. (a)	33,800	123,556
Chofu Seisakusho Co. Ltd.	2,100	37,944
Chubu Electric Power Co., Inc.	157,516	1,630,470
Chugai Pharmaceutical Co. Ltd.	181,600	6,789,912
Chugoku Electric Power Co., Inc.	85,200	706,720
Chugoku Marine Paints Ltd.	17,500	135,463
Citizen Watch Co. Ltd.	75,600	329,696
CKD Corp.	11,865	235,226
Coca-Cola West Co. Ltd.	30,950	425,921
COLOPL, Inc.	25,700	185,675
Colowide Co. Ltd.	17,100	247,205
Comforia Residential REIT, Inc.	186	543,428
COMSYS Holdings Corp.	32,800	812,162
Comture Corp.	7,600	206,097
Concordia Financial Group Ltd.	280,500	1,114,895
Cosmo Energy Holdings Co. Ltd.	17,100	349,569
Cosmos Pharmaceutical Corp.	5,300	809,931
CRE Logistics REIT, Inc.	135	262,648
Create Restaurants Holdings, Inc.	19,000	130,627
Create SD Holdings Co. Ltd.	9,700	298,198
Credit Saison Co. Ltd.	43,201	529,632
CyberAgent, Inc.	107,900	1,807,923
CYBERDYNE, Inc. (a)(b)	48,600	169,732
Cybozu, Inc.	10,800	256,239
Dai Nippon Printing Co. Ltd.	59,600	1,476,594
Dai-ichi Mutual Life Insurance Co.	273,099	5,745,610
Daibiru Corp.	18,300	254,658
Daicel Chemical Industries Ltd.	74,121	554,964
Daido Steel Co. Ltd.	7,100	272,021
Daifuku Co. Ltd.	26,900	2,476,400
Daihen Corp.	10,100	421,588
Daiichi Sankyo Kabushiki Kaisha	469,700	11,851,650
Daiichikosho Co. Ltd.	9,300	337,678
Daikin Industries Ltd.	66,468	14,557,478
Daio Paper Corp.	23,600	415,279
Daiseki Co. Ltd.	13,320	621,735
Daishi Hokuetsu Financial Group, Inc.	12,242	274,165
Daito Trust Construction Co. Ltd.	17,444	2,162,779
Daiwa House Industry Co. Ltd.	148,544	4,900,496
Daiwa House REIT Investment Corp.	571	1,638,561
Daiwa Office Investment Corp.	83	535,756
Daiwa Securities Group, Inc.	380,600	2,138,268
Daiwa Securities Living Invest	518	523,292
Daiwabo Holdings Co. Ltd.	25,700	452,448
DCM Holdings Co. Ltd.	42,900	418,280
DeNA Co. Ltd.	33,000	609,582
Denka Co. Ltd.	21,400	700,618
DENSO Corp.	115,222	8,353,039
Dentsu Group, Inc.	58,100	2,123,190
Descente Ltd. (a)	8,800	333,564
Dexerials Corp.	23,100	467,296
Dic Corp.	21,400	566,603
Digital Arts, Inc.	2,700	220,459
Digital Garage, Inc.	13,500	630,639
Dip Corp.	13,900	498,722
Disco Corp.	7,900	2,129,821
Dmg Mori Co. Ltd.	35,500	611,339
Dowa Holdings Co. Ltd.	12,800	534,578
DTS Corp.	11,500	255,170
Duskin Co. Ltd.	13,800	332,440
Dydo Group Holdings, Inc.	4,300	204,880
Earth Corp.	6,000	368,193
East Japan Railway Co.	79,610	4,958,628
Ebara Corp.	26,300	1,435,109
EDION Corp.	27,800	263,841
eGuarantee, Inc.	14,900	331,811
Eiken Chemical Co. Ltd.	15,900	267,280
Eisai Co. Ltd.	64,200	4,548,968
Eizo Corp.	6,700	256,234
Elecom Co. Ltd.	17,900	273,791
Electric Power Development Co. Ltd.	43,800	579,018
en japan, Inc.	11,200	444,773
ENEOS Holdings, Inc.	838,550	3,381,244
eRex Co. Ltd.	10,400	238,151
euglena Co. Ltd. (a)	29,600	209,834
Exeo Group, Inc.	27,700	640,260
Ezaki Glico Co. Ltd.	12,700	460,927
Fancl Corp.	26,400	800,395
FANUC Corp.	51,185	10,115,240
Fast Retailing Co. Ltd.	15,736	10,445,836
FCC Co. Ltd.	13,800	191,058
Ferrotec Holdings Corp.	9,500	318,673
Food & Life Companies Ltd.	30,900	1,339,312
FP Corp.	11,200	380,318
Freee KK (a)	9,300	667,516
Frontier Real Estate Investment Corp.	117	517,625
Fuji Corp.	19,300	450,193
Fuji Electric Co. Ltd.	36,000	1,760,315
Fuji Kyuko Co. Ltd.	5,400	217,549
Fuji Oil Holdings, Inc.	12,000	281,615
Fuji Seal International, Inc.	13,300	292,487
Fuji Soft ABC, Inc.	6,900	351,372
FUJIFILM Holdings Corp.	97,900	7,565,460
Fujikura Ltd. (a)	88,800	478,974
Fujimori Kogyo Co. Ltd.	6,100	250,817
Fujitec Co. Ltd.	19,000	431,596
Fujitsu General Ltd.	14,300	350,665
Fujitsu Ltd.	52,442	9,063,538
Fukuoka (REIT) Investment Fund	188	279,032
Fukuoka Financial Group, Inc.	53,712	964,954
Fukuyama Transporting Co. Ltd.	6,900	274,861
Funai Soken Holdings, Inc.	11,600	322,266
Furukawa Electric Co. Ltd.	21,400	468,256
Fuso Chemical Co. Ltd.	4,900	225,599
Fuyo General Lease Co. Ltd.	4,700	305,460
Giken Ltd.	6,000	228,948
Global One Real Estate Investment Corp.	266	273,975
Glory Ltd.	16,400	353,014
GLP J-REIT	1,087	1,773,052
GMO Internet, Inc.	29,300	809,096
GMO Payment Gateway, Inc.	11,000	1,393,659
GNI Group Ltd. (a)	10,400	145,725
GOLDWIN, Inc.	6,600	399,362
Grace Technology, Inc.	7,400	67,729
GREE, Inc.	36,500	307,836
GS Yuasa Corp.	21,300	463,694
GungHo Online Entertainment, Inc.	11,900	223,254
Gunma Bank Ltd.	119,300	368,314
H.I.S. Co. Ltd. (a)(b)	14,100	317,065
H.U. Group Holdings, Inc.	12,447	306,959
H2O Retailing Corp.	33,800	269,933
Hakuhodo DY Holdings, Inc.	56,900	927,675
Hamakyorex Co. Ltd.	4,000	110,898
Hamamatsu Photonics K.K.	38,000	2,255,391
Hankyu Hanshin Holdings, Inc.	56,200	1,742,514
Hankyu REIT, Inc.	236	348,063
Hanwa Co. Ltd.	9,800	294,378
Harmonic Drive Systems, Inc.	12,700	575,713
Haseko Corp.	64,400	838,555
Hazama Ando Corp.	55,100	373,121
Heiwa Corp.	20,000	356,621
Heiwa Real Estate (REIT), Inc.	247	344,851
Heiwa Real Estate Co. Ltd.	11,300	356,752
Heiwado Co. Ltd.	11,800	204,260
Hiday Hidaka Corp.	8,376	119,634
Hikari Tsushin, Inc.	5,800	894,094
Hino Motors Ltd.	79,400	751,099
Hirata Corp.	2,300	140,234
Hirogin Holdings, Inc.	87,800	483,712
Hirose Electric Co. Ltd.	9,455	1,581,168
Hisamitsu Pharmaceutical Co., Inc.	13,100	446,927
Hitachi Construction Machinery Co. Ltd.	29,000	925,273
Hitachi Ltd.	261,676	15,078,965
Hitachi Metals Ltd. (a)	48,400	916,244
Hitachi Transport System Ltd.	11,500	453,056
Hitachi Zosen Corp.	39,600	310,501
Hogy Medical Co. Ltd.	8,000	219,335
Hokkaido Electric Power Co., Inc.	57,600	239,378
Hokkoku Financial Holdings, Inc.	7,300	127,232
Hokuetsu Kishu Paper Co. Ltd.	38,700	255,710
Hokuhoku Financial Group, Inc.	40,500	289,727
Hokuriku Electric Power Co., Inc.	44,900	213,803
Honda Motor Co. Ltd.	432,372	12,788,640
Horiba Ltd.	9,000	590,050
Hoshino Resorts REIT, Inc.	58	378,714
Hoshizaki Corp.	14,800	1,244,546
Hosiden Corp.	21,300	224,577
House Foods Group, Inc.	15,400	441,854
Hoya Corp.	99,018	14,576,297
Hulic (REIT), Inc.	348	527,215
Hulic Co. Ltd.	118,600	1,140,398
Hyakujushi Bank Ltd.	6,900	89,279
Ibiden Co. Ltd.	28,900	1,736,483
Ichibanya Co. Ltd.	6,600	266,831
Ichigo Real Estate Investment Corp.	335	253,765
Ichigo, Inc.	98,600	295,166
Idec Corp.	9,500	201,334
Idemitsu Kosan Co. Ltd.	56,100	1,532,220
IDOM, Inc.	21,700	148,628
IHI Corp. (a)	33,172	774,826
Iida Group Holdings Co. Ltd.	43,000	1,060,144
Inaba Denki Sangyo Co. Ltd.	21,100	506,138
Industrial & Infrastructure Fund Investment Corp.	544	997,450
Infocom Corp.	4,900	94,082
Infomart Corp.	63,700	621,607
Information Services Inter-Dentsu Ltd.	7,400	258,907
INFRONEER Holdings, Inc.	68,204	566,596
INPEX Corp.	263,600	2,198,245
Internet Initiative Japan, Inc.	13,600	475,841
Invincible Investment Corp.	1,825	721,511
IR Japan Holdings Ltd.	3,200	295,106
Iriso Electronics Co. Ltd.	5,600	257,267
Isetan Mitsukoshi Holdings Ltd.	91,271	667,278
Isuzu Motors Ltd.	163,168	2,195,068
ITO EN Ltd.	15,660	1,043,046
ITOCHU Advance Logistics Investment Corp.	162	230,702
Itochu Corp.	312,250	8,905,641
ITOCHU Techno-Solutions Corp.	22,512	711,138
Itoham Yonekyu Holdings, Inc.	39,300	239,635
Iwatani Corp.	13,300	785,570
Iyo Bank Ltd.	67,700	331,224
Izumi Co. Ltd.	9,400	284,996
J. Front Retailing Co. Ltd.	66,400	615,456
JAFCO Co. Ltd.	8,800	557,544
Japan Airlines Co. Ltd. (a)	29,700	639,186
Japan Airport Terminal Co. Ltd. (a)	16,800	833,406
Japan Aviation Electronics Industry Ltd.	14,100	233,789
Japan Elevator Service Holdings Co. Ltd.	16,900	366,237
Japan Excellent, Inc.	390	470,897
Japan Exchange Group, Inc.	134,300	3,179,965
Japan Hotel REIT Investment Corp.	1,077	650,410
Japan Lifeline Co. Ltd.	17,500	188,442
Japan Logistics Fund, Inc.	227	679,030
Japan Material Co. Ltd.	33,600	467,248
Japan Petroleum Exploration Co. Ltd.	12,300	223,832
Japan Post Bank Co. Ltd.	91,834	716,491
Japan Post Holdings Co. Ltd.	666,338	5,120,078
Japan Post Insurance Co. Ltd.	60,700	984,839
Japan Prime Realty Investment Corp.	225	825,279
Japan Real Estate Investment Corp.	331	2,028,777
Japan Retail Fund Investment Corp.	1,971	1,810,401
Japan Steel Works Ltd.	19,600	575,794
Japan Tobacco, Inc.	301,043	5,909,827
JCR Pharmaceuticals Co. Ltd.	16,600	407,412
JEOL Ltd.	9,200	697,253
JFE Holdings, Inc.	132,300	2,021,604
JGC Corp.	76,042	714,590
JINS Holdings, Inc.	4,900	309,809
JMDC, Inc. (a)	7,700	578,887
Joshin Denki Co. Ltd.	7,200	149,864
Joyful Honda Co. Ltd.	24,400	335,577
JSR Corp.	56,800	2,060,112
JTEKT Corp.	54,900	485,954
JTOWER, Inc. (a)	2,900	275,519
Justsystems Corp.	8,700	449,671
K's Holdings Corp.	52,500	541,943
Kadokawa Corp.	11,500	607,207
Kagome Co. Ltd.	21,400	543,042
Kajima Corp.	127,900	1,574,803
Kakaku.com, Inc.	38,900	1,290,895
Kaken Pharmaceutical Co. Ltd.	11,056	436,091
Kameda Seika Co. Ltd.	7,200	281,597
Kamigumi Co. Ltd.	22,800	459,077
Kandenko Co. Ltd.	28,700	222,478
Kaneka Corp.	14,500	556,059
Kanematsu Corp.	26,700	310,072
Kansai Electric Power Co., Inc.	192,699	1,774,201
Kansai Paint Co. Ltd.	52,039	1,205,015
Kao Corp.	127,691	7,223,233
Katitas Co. Ltd.	16,900	617,083
Kato Sangyo	9,300	262,210
Kawasaki Heavy Industries Ltd. (a)	41,500	842,137
Kawasaki Kisen Kaisha Ltd. (a)	12,700	612,145
KDDI Corp.	428,137	13,092,433
Keihan Electric Railway Co., Ltd.	30,800	810,244
Keikyu Corp.	58,439	659,567
Keio Corp.	26,803	1,352,955
Keisei Electric Railway Co.	37,806	1,216,628
Kenedix Office Investment Corp.	118	747,146
Kenedix Residential Investment Corp.	281	540,367
Kenedix Retail REIT Corp.	175	446,521
Kewpie Corp.	32,600	715,060
Key Coffee, Inc.	17,100	334,559
Keyence Corp.	51,850	31,297,427
KH Neochem Co. Ltd.	9,100	233,877
Kikkoman Corp.	38,200	3,124,381
Kinden Corp.	32,892	539,778
Kintetsu Group Holdings Co. Ltd. (a)	44,353	1,396,145
Kintetsu World Express, Inc.	12,700	305,011
Kirin Holdings Co. Ltd.	218,870	3,809,617
Kisoji Co. Ltd.	9,700	182,170
Kissei Pharmaceutical Co. Ltd.	9,100	182,030
Kitz Corp.	26,700	178,618
Kobayashi Pharmaceutical Co. Ltd.	15,900	1,273,050
Kobe Bussan Co. Ltd.	40,200	1,384,757
Kobe Steel Ltd.	94,900	557,575
Koei Tecmo Holdings Co. Ltd.	14,248	663,219
Kohnan Shoji Co. Ltd.	9,400	293,969
Koito Manufacturing Co. Ltd.	28,600	1,622,712
Kokuyo Co. Ltd.	22,900	348,512
Komatsu Ltd.	236,411	6,191,916
KOMEDA Holdings Co. Ltd.	20,400	370,001
KOMERI Co. Ltd.	10,000	230,933
Konami Holdings Corp.	28,500	1,568,371
Konica Minolta, Inc.	120,500	596,437
Kose Corp.	9,500	1,103,196
Kotobuki Spirits Co. Ltd.	4,400	294,190
Kubota Corp.	274,310	5,843,630
Kumagai Gumi Co. Ltd.	13,800	341,570
Kumiai Chemical Industry Co. Ltd.	25,100	187,169
Kura Sushi, Inc.	5,800	187,663
Kuraray Co. Ltd.	90,752	821,220
Kureha Chemical Industry Co. Ltd.	6,400	415,922
Kurita Water Industries Ltd.	26,900	1,328,633
Kusuri No Aoki Holdings Co. Ltd.	4,900	326,171
Kyocera Corp.	80,637	4,721,051
Kyoei Steel Ltd.	9,600	118,454
Kyokuto Kaihatsu Kogyo Co. Ltd.	13,500	184,503
Kyorin Holdings, Inc.	14,600	224,269
Kyoritsu Maintenance Co. Ltd.	11,900	445,910
Kyowa Hakko Kirin Co., Ltd.	74,800	2,460,028
Kyudenko Corp.	10,800	342,577
Kyushu Electric Power Co., Inc.	108,278	762,752
Kyushu Financial Group, Inc.	108,185	364,320
Kyushu Railway Co.	33,400	747,645
LaSalle Logiport REIT	449	749,162
Lasertec Corp.	20,300	4,403,390
Lawson, Inc.	15,200	735,067
LIFE Corp.	5,100	167,404
Lintec Corp.	16,900	377,267
Lion Corp.	61,436	1,023,179
LIXIL Group Corp.	68,795	1,767,336
M&A Capital Partners Co. Ltd. (a)	3,800	214,338
M3, Inc.	117,290	6,911,940
Mabuchi Motor Co. Ltd.	21,200	730,940
Macnica Fuji Electronics Holdings, Inc.	22,800	536,020
Makino Milling Machine Co. Ltd.	8,500	305,814
Makita Corp.	61,500	2,854,334
Mandom Corp.	16,100	234,043
Mani, Inc.	21,200	361,386
Marubeni Corp.	413,800	3,511,226
Maruha Nichiro Corp.	11,200	252,681
Marui Group Co. Ltd.	46,702	916,467
Maruichi Steel Tube Ltd.	16,000	363,548
Maruwa Ceramic Co. Ltd.	2,600	291,426
Maruwa Unyu Kikan Co. Ltd.	14,400	201,666
Matsui Securities Co. Ltd.	50,600	363,006
Matsumotokiyoshi Holdings Co. Ltd.	31,500	1,396,695
Maxell Ltd.	16,400	197,346
Mazda Motor Corp. (a)	151,500	1,362,632
McDonald's Holdings Co. (Japan) Ltd.	18,628	832,515
MCJ Co. Ltd.	27,800	312,991
Mebuki Financial Group, Inc.	258,468	529,218
Medical Data Vision Co. Ltd.	6,700	86,435
Medipal Holdings Corp.	46,800	846,716
Medley, Inc. (a)	4,800	141,540
MedPeer, Inc. (a)	4,800	144,231
Megachips Corp.	7,700	243,456
Megmilk Snow Brand Co. Ltd.	12,400	239,939
Meidensha Corp.	8,600	181,024
Meiji Holdings Co. Ltd.	33,000	2,082,590
Meitec Corp.	8,200	493,210
Menicon Co. Ltd.	18,000	675,797
Mercari, Inc. (a)	27,300	1,477,187
Milbon Co. Ltd.	6,700	401,156
Minebea Mitsumi, Inc.	94,195	2,384,739
Mirai Corp.	774	357,341
Mirait Holdings Corp.	29,300	563,519
Miroku Jyoho Service Co., Ltd.	13,500	213,147
Misumi Group, Inc.	75,905	3,174,633
Mitsubishi Chemical Holdings Corp.	332,957	2,756,028
Mitsubishi Corp.	338,451	10,762,057
Mitsubishi Electric Corp.	486,292	6,530,630
Mitsubishi Estate Co. Ltd.	304,671	4,630,082
Mitsubishi Estate Logistics REIT Investment Corp.	129	557,817
Mitsubishi Gas Chemical Co., Inc.	42,545	856,271
Mitsubishi Heavy Industries Ltd.	83,166	2,126,794
Mitsubishi Logistics Corp.	12,500	349,068
Mitsubishi Materials Corp.	31,300	607,619
Mitsubishi Motors Corp. of Japan (a)	210,734	674,459
Mitsubishi Pencil Co. Ltd.	12,000	143,970
Mitsubishi Shokuhin Co. Ltd.	5,400	139,009
Mitsubishi UFJ Financial Group, Inc.	3,245,839	17,798,553
Mitsubishi UFJ Lease & Finance Co. Ltd.	152,680	765,568
Mitsui & Co. Ltd.	402,582	9,212,893
Mitsui Chemicals, Inc.	52,900	1,572,920
Mitsui Fudosan Co. Ltd.	246,240	5,629,992
Mitsui Fudosan Logistics Park, Inc.	134	712,336
Mitsui High-Tec, Inc.	5,500	424,826
Mitsui Mining & Smelting Co. Ltd.	15,000	430,428
Mitsui OSK Lines Ltd.	28,900	1,822,188
Miura Co. Ltd.	26,055	1,002,218
mixi, Inc.	14,700	336,841
Mizuho Financial Group, Inc.	630,868	8,326,182
Mizuho Leasing Co. Ltd.	7,400	228,636
Mochida Pharmaceutical Co. Ltd.	9,700	282,866
Monex Group, Inc.	38,900	253,314
Money Forward, Inc. (a)	10,700	727,096
MonotaRO Co. Ltd.	69,100	1,574,911
Mori Hills REIT Investment Corp.	462	626,398
Mori Trust Hotel (REIT), Inc.	73	90,637
MORI TRUST Sogo (REIT), Inc.	257	332,028
Morinaga & Co. Ltd.	11,900	420,531
Morinaga Milk Industry Co. Ltd.	11,900	697,396
Morita Holdings Corp.	25,100	315,804
MOS Food Services, Inc.	6,600	184,037
MS&AD Insurance Group Holdings, Inc.	118,097	3,815,402
Murata Manufacturing Co. Ltd.	153,602	11,393,979
Musashi Seimitsu Industry Co. Ltd.	11,100	208,914
Nabtesco Corp.	33,900	1,100,177
Nachi-Fujikoshi Corp.	5,300	200,765
Nagaileben Co. Ltd.	5,500	113,044
Nagase & Co. Ltd.	32,200	545,010
Nagoya Railroad Co. Ltd. (a)	47,216	780,136
Nakanishi, Inc.	20,400	473,183
Nankai Electric Railway Co. Ltd.	24,600	488,230
NEC Corp.	66,800	3,420,296
NEC Networks & System Integration Corp.	16,800	270,320
Net One Systems Co. Ltd.	21,200	695,220
Nexon Co. Ltd.	127,900	2,177,005
Nextage Co. Ltd.	22,000	403,189
NGK Insulators Ltd.	78,300	1,303,786
NGK Spark Plug Co. Ltd.	43,400	693,315
NH Foods Ltd.	26,413	928,884
NHK Spring Co. Ltd.	55,187	416,319
Nichi-iko Pharmaceutical Co. Ltd.	17,700	134,375
Nichias Corp.	18,300	448,075
Nichiha Corp.	7,800	224,225
Nichirei Corp.	31,810	774,747
Nidec Corp.	120,090	13,300,908
Nifco, Inc.	24,400	778,349
Nihon Kohden Corp.	20,300	645,931
Nihon M&A Center Holdings, Inc.	80,000	2,456,352
Nihon Parkerizing Co. Ltd.	26,300	262,404
Nihon Unisys Ltd.	24,500	688,371
Nikkiso Co. Ltd.	16,700	147,879
Nikkon Holdings Co. Ltd.	18,800	367,302
Nikon Corp.	86,900	958,139
Nintendo Co. Ltd.	30,088	13,288,577
Nippn Corp.	20,200	289,440
Nippo Corp.	13,500	477,575
Nippon Accommodations Fund, Inc.	119	663,694
Nippon Building Fund, Inc.	391	2,540,306
Nippon Carbon Co. Ltd.	6,700	258,658
Nippon Ceramic Co. Ltd.	10,700	277,977
Nippon Densetsu Kogyo Co. Ltd.	10,800	166,470
Nippon Electric Glass Co. Ltd.	26,600	679,176
Nippon Express Co. Ltd.	22,066	1,381,210
Nippon Gas Co. Ltd.	29,100	360,945
Nippon Kayaku Co. Ltd.	50,200	528,710
Nippon Light Metal Holding Co. Ltd.	15,040	249,623
Nippon Paint Holdings Co. Ltd.	187,685	2,008,199
Nippon Paper Industries Co. Ltd.	32,945	337,696
Nippon Prologis REIT, Inc.	563	1,880,439
Nippon REIT Investment Corp.	132	507,436
Nippon Sanso Holdings Corp.	43,600	1,029,334
Nippon Seiki Co. Ltd.	19,900	200,206
Nippon Sheet Glass Co. Ltd. (a)	21,900	122,389
Nippon Shinyaku Co. Ltd.	14,900	1,193,735
Nippon Shokubai Co. Ltd.	8,900	464,978
Nippon Signal Co. Ltd.	15,400	133,171
Nippon Soda Co. Ltd.	8,000	240,366
Nippon Steel & Sumikin Bussan Corp.	4,400	198,967
Nippon Steel & Sumitomo Metal Corp.	235,983	4,137,434
Nippon Suisan Kaisha Co. Ltd.	102,900	584,812
Nippon Telegraph & Telephone Corp.	335,664	9,404,951
Nippon Yusen KK	42,600	3,069,640
Nipro Corp.	42,638	433,274
Nishi-Nippon Financial Holdings, Inc.	44,800	261,226
Nishi-Nippon Railroad Co. Ltd.	15,400	379,353
Nishimatsu Construction Co. Ltd.	15,000	432,678
Nishimatsuya Chain Co. Ltd.	18,600	237,323
Nissan Chemical Corp.	34,100	1,897,960
Nissan Motor Co. Ltd. (a)	616,548	3,138,144
Nissan Shatai Co. Ltd.	15,700	111,354
Nissha Co. Ltd.	14,500	237,540
Nisshin Oillio Group Ltd.	8,500	225,319
Nisshin Seifun Group, Inc.	61,400	969,544
Nisshinbo Holdings, Inc.	39,700	306,425
Nissin Electric Co. Ltd.	19,100	236,708
Nissin Food Holdings Co. Ltd.	19,100	1,460,001
Nitori Holdings Co. Ltd.	21,600	3,968,147
Nitta Corp.	4,800	110,041
Nitto Boseki Co. Ltd.	7,800	250,010
Nitto Denko Corp.	38,642	3,019,492
Noevir Holdings Co. Ltd.	5,800	283,707
NOF Corp.	17,600	883,284
Nojima Co. Ltd.	10,400	228,083
NOK Corp.	22,900	265,818
NOMURA Co. Ltd.	24,000	236,626
Nomura Holdings, Inc.	831,954	3,962,195
Nomura Real Estate Holdings, Inc.	32,100	782,578
Nomura Real Estate Master Fund, Inc.	1,161	1,738,558
Nomura Research Institute Ltd.	88,210	3,531,405
North Pacific Bank Ltd.	83,700	173,223
NS Solutions Corp.	8,800	295,797
NSD Co. Ltd.	24,700	470,646
NSK Ltd.	110,400	741,828
NTN Corp. (a)	91,200	197,770
NTT Data Corp.	161,400	3,237,817
Ntt Ud (REIT) Investment Corp.	371	492,480
Obayashi Corp.	170,500	1,439,402
OBIC Business Consultants Ltd.	7,900	389,985
OBIC Co. Ltd.	18,641	3,447,162
Odakyu Electric Railway Co. Ltd.	83,700	1,814,567
Ogaki Kyoritsu Bank Ltd.	14,200	235,976
Ohsho Food Service Corp.	3,100	162,789
Oisix Ra Daichi, Inc. (a)	6,600	276,432
Oji Holdings Corp.	214,400	1,062,725
Okamoto Industries, Inc.	6,500	228,097
Okasan Securities Group, Inc.	49,834	170,449
Oki Electric Industry Co. Ltd.	34,500	283,388
Okinawa Financial Group, Inc.	9,400	206,643
Okuma Corp.	6,300	300,186
Okumura Corp.	9,800	253,080
Olympus Corp.	310,000	6,715,544
OMRON Corp.	48,800	4,666,970
One (REIT), Inc.	109	292,328
Ono Pharmaceutical Co. Ltd.	100,880	2,116,638
Open House Co. Ltd.	19,300	1,230,820
Optex Group Co. Ltd.	8,200	104,442
Optorun Co. Ltd.	13,500	273,657
Oracle Corp. Japan	10,900	1,031,407
Orient Corp.	117,600	161,387
Oriental Land Co. Ltd.	52,934	8,360,383
ORIX Corp.	334,920	6,656,973
ORIX JREIT, Inc.	672	1,114,919
Osaka Gas Co. Ltd.	91,400	1,473,184
OSG Corp.	29,400	489,126
Otsuka Corp.	29,500	1,453,068
Otsuka Holdings Co. Ltd.	106,418	4,208,755
Outsourcing, Inc.	30,000	575,500
Pacific Industrial Co. Ltd.	25,100	255,657
PALTAC Corp.	8,700	385,234
Pan Pacific International Holdings Ltd.	110,292	2,315,790
Panasonic Corp.	602,989	7,456,583
Paramount Bed Holdings Co. Ltd.	14,900	278,021
Park24 Co. Ltd. (a)	32,940	504,567
Penta-Ocean Construction Co. Ltd.	89,500	616,739
PeptiDream, Inc. (a)	24,600	594,636
Persol Holdings Co. Ltd.	54,700	1,470,263
Pharma Foods International Co. Ltd. (b)	6,000	135,989
Pigeon Corp.	33,900	784,995
Pilot Corp.	9,900	363,071
Piolax, Inc.	22,700	326,549
Pola Orbis Holdings, Inc.	40,489	864,511
Pressance Corp.	6,500	107,731
Prestige International, Inc.	28,000	192,005
Raito Kogyo Co. Ltd.	13,400	238,281
Raksul, Inc. (a)(b)	7,300	401,624
Rakus Co. Ltd.	22,000	697,277
Rakuten Group, Inc.	226,595	2,480,770
Recruit Holdings Co. Ltd.	364,154	24,223,167
Relia, Inc.	10,300	105,548
Relo Group, Inc.	29,100	605,276
Renesas Electronics Corp. (a)	337,255	4,148,718
Rengo Co. Ltd.	43,700	331,383
RENOVA, Inc. (a)	9,900	435,510
Resona Holdings, Inc.	561,846	2,110,630
Resorttrust, Inc.	22,700	402,270
Ricoh Co. Ltd.	181,000	1,762,549
Ringer Hut Co. Ltd. (a)	7,300	141,597
Rinnai Corp.	8,661	889,247
Riso Kyoiku Co. Ltd.	73,700	307,879
ROHM Co. Ltd.	24,000	2,194,502
Rohto Pharmaceutical Co. Ltd.	26,900	821,894
Roland Corp.	6,300	259,029
Rorze Corp.	4,100	392,975
Round One Corp.	18,100	217,792
Royal Holdings Co. Ltd. (a)	12,300	223,272
Ryohin Keikaku Co. Ltd.	71,330	1,405,646
S Foods, Inc.	6,900	199,804
Saizeriya Co. Ltd.	6,200	167,360
Sakai Moving Service Co. Ltd.	2,000	82,358
Sakata Seed Corp.	6,900	208,174
San-A Co. Ltd.	8,600	309,887
San-Ai Oil Co. Ltd.	27,300	355,797
Sangetsu Corp.	15,000	206,407
Sanken Electric Co. Ltd. (a)	5,800	304,931
Sankyo Co. Ltd. (Gunma)	13,800	334,953
Sankyu, Inc.	14,600	659,143
Sanrio Co. Ltd.	12,100	271,109
Sansan, Inc. (a)	4,300	499,611
Santen Pharmaceutical Co. Ltd.	91,860	1,294,762
Sanwa Holdings Corp.	49,100	572,685
Sanyo Chemical Industries Ltd.	4,600	227,768
Sapporo Holdings Ltd.	20,600	446,961
Sato Holding Corp.	9,200	212,057
Sawai Group Holdings Co. Ltd.	12,000	529,371
SBI Holdings, Inc. Japan	66,700	1,728,828
Screen Holdings Co. Ltd.	11,600	1,078,212
SCSK Corp.	46,600	943,048
Secom Co. Ltd.	53,633	3,656,294
Sega Sammy Holdings, Inc.	59,319	843,542
Seibu Holdings, Inc. (a)	64,500	704,568
Seiko Epson Corp.	77,173	1,374,148
Seiko Holdings Corp.	13,900	293,140
Seino Holdings Co. Ltd.	32,300	391,344
Seiren Co. Ltd.	13,300	268,425
Sekisui Chemical Co. Ltd.	95,600	1,570,586
Sekisui House (REIT), Inc.	1,014	766,584
Sekisui House Ltd.	169,380	3,521,543
Sekisui Jushi Corp.	8,700	162,078
SENKO Co. Ltd.	25,000	222,366
Seria Co. Ltd.	12,200	402,767
Seven & i Holdings Co. Ltd.	202,229	8,490,539
Seven Bank Ltd.	166,400	351,761
SG Holdings Co. Ltd.	86,500	2,172,109
Sharp Corp.	59,200	698,275
SHIFT, Inc. (a)	3,400	784,105
Shiga Bank Ltd.	11,000	177,996
Shikoku Electric Power Co., Inc.	43,300	282,004
Shima Seiki Manufacturing Ltd.	8,000	153,829
Shimadzu Corp.	63,100	2,563,578
Shimamura Co. Ltd.	5,900	499,567
SHIMANO, Inc.	19,965	5,570,507
SHIMIZU Corp.	146,500	1,073,383
Shin-Etsu Chemical Co. Ltd.	94,535	16,858,717
Shinko Electric Industries Co. Ltd.	21,200	854,088
Shinmaywa Industries Ltd.	24,200	197,789
Shinsei Bank Ltd.	35,000	578,014
Shionogi & Co. Ltd.	74,200	4,837,863
Ship Healthcare Holdings, Inc.	20,400	535,834
Shiseido Co. Ltd.	107,355	7,163,475
Shizuoka Bank Ltd.	123,100	991,248
Shizuoka Gas Co. Ltd.	19,800	208,858
SHO-BOND Holdings Co. Ltd.	11,800	494,295
Shochiku Co. Ltd. (a)	2,100	228,506
Shoei Co. Ltd.	6,700	298,125
Showa Denko K.K.	50,082	1,256,058
Siix Corp.	14,000	155,091
SKY Perfect JSAT Holdings, Inc.	35,900	134,635
Skylark Co. Ltd. (a)	69,400	940,342
SMC Corp.	15,467	9,230,168
SMS Co., Ltd.	20,900	810,886
SoftBank Corp.	745,600	10,177,200
SoftBank Group Corp.	323,812	17,530,341
Sohgo Security Services Co., Ltd.	21,500	919,850
Sojitz Corp.	65,440	1,079,698
Solasto Corp.	17,500	211,803
Sompo Holdings, Inc.	85,319	3,700,015
Sony Group Corp.	337,505	39,081,857
Sosei Group Corp. (a)	31,912	510,357
SOSiLA Logistics REIT, Inc.	208	312,770
Sotetsu Holdings, Inc.	19,700	381,054
Square Enix Holdings Co. Ltd.	22,900	1,254,464
Stanley Electric Co. Ltd.	33,839	852,919
Star Asia Investment Corp.	555	294,432
Star Micronics Co. Ltd.	12,400	162,745
Starts Corp., Inc.	9,600	230,695
Subaru Corp.	166,925	3,274,199
Sugi Holdings Co. Ltd.	10,500	751,814
Sumco Corp.	88,800	1,696,845
Sumitomo Bakelite Co. Ltd.	8,800	395,496
Sumitomo Chemical Co. Ltd.	395,800	1,949,835
Sumitomo Corp.	298,200	4,249,250
Sumitomo Dainippon Pharma Co., Ltd.	58,000	820,211
Sumitomo Electric Industries Ltd.	199,600	2,649,264
Sumitomo Forestry Co. Ltd.	37,823	722,455
Sumitomo Heavy Industries Ltd.	34,347	884,281
Sumitomo Metal Mining Co. Ltd.	64,400	2,498,224
Sumitomo Mitsui Construction Co. Ltd.	58,860	249,781
Sumitomo Mitsui Financial Group, Inc.	347,533	11,277,327
Sumitomo Mitsui Trust Holdings, Inc.	90,600	2,980,183
Sumitomo Osaka Cement Co. Ltd.	11,703	327,928
Sumitomo Realty & Development Co. Ltd.	87,687	3,169,001
Sumitomo Rubber Industries Ltd.	43,700	538,562
Sumitomo Seika Chemicals Co. Ltd.	2,800	79,748
Sundrug Co. Ltd.	20,141	589,448
Suntory Beverage & Food Ltd.	37,800	1,466,732
Suzuken Co. Ltd.	15,600	434,272
Suzuki Motor Corp.	97,640	4,354,441
Sysmex Corp.	45,700	5,666,385
SystemPro Co. Ltd.	16,900	312,308
T Hasegawa Co. Ltd.	11,700	285,720
T&D Holdings, Inc.	141,600	1,816,113
T-Gaia Corp.	9,900	176,400
Tadano Ltd.	23,800	259,898
Taiheiyo Cement Corp.	37,691	800,793
Taikisha Ltd.	8,100	231,341
Taisei Corp.	49,000	1,537,578
Taisho Pharmaceutical Holdings Co. Ltd.	9,600	515,146
Taiyo Holdings Co. Ltd.	9,400	251,303
Taiyo Yuden Co. Ltd.	33,100	1,677,722
Takara Bio, Inc.	16,100	420,160
Takara Holdings, Inc.	53,169	727,259
Takasago International Corp.	3,300	86,004
Takasago Thermal Engineering Co. Ltd.	17,500	320,141
Takashimaya Co. Ltd.	41,700	386,113
Takeda Pharmaceutical Co. Ltd.	425,070	11,929,943
Takeuchi Manufacturing Co. Ltd.	12,600	323,497
Takuma Co. Ltd.	16,000	209,303
Tbs Holdings, Inc.	14,400	227,773
TDK Corp.	105,443	3,833,168
Techmatrix Corp.	8,800	139,536
TechnoPro Holdings, Inc.	33,500	1,070,635
Teijin Ltd.	57,700	774,492
Terumo Corp.	174,100	7,680,562
The Awa Bank Ltd.	8,500	158,333
The Chugoku Bank Ltd.	48,300	350,376
The Hachijuni Bank Ltd.	111,400	372,320
The Hyakugo Bank Ltd.	96,800	280,603
The Keiyo Bank Ltd.	30,900	120,356
The Kiyo Bank Ltd.	19,800	260,016
The Nanto Bank Ltd.	9,600	165,499
The Okinawa Electric Power Co., Inc.	19,201	235,566
The Pack Corp.	5,100	135,492
The San-In Godo Bank Ltd.	53,700	262,805
The Sumitomo Warehouse Co. Ltd.	21,600	347,257
The Suruga Bank Ltd.	74,200	272,196
The Toho Bank Ltd.	44,700	80,016
THK Co. Ltd.	34,700	746,176
TIS, Inc.	59,500	1,620,951
TKC Corp.	8,000	245,250
Toagosei Co. Ltd.	35,000	391,163
Tobu Railway Co. Ltd.	51,300	1,277,249
Tocalo Co. Ltd.	19,000	232,994
Toda Corp.	56,100	353,410
Toei Animation Co. Ltd.	2,700	419,266
Toei Co. Ltd.	1,600	313,859
Toho Co. Ltd.	30,200	1,418,922
Toho Gas Co. Ltd.	21,400	633,920
Toho Holdings Co. Ltd.	15,300	247,707
Tohoku Electric Power Co., Inc.	119,600	775,981
Tokai Carbon Co. Ltd.	60,200	787,460
TOKAI Holdings Corp.	38,900	295,380
Tokai Rika Co. Ltd.	19,100	267,356
Tokai Tokyo Financial Holdings	74,400	257,922
Tokio Marine Holdings, Inc.	166,193	8,753,392
Tokushu Tokai Paper Co. Ltd.	3,200	124,784
Tokuyama Corp.	21,835	373,910
Tokyo Century Corp.	10,200	584,010
Tokyo Electric Power Co., Inc. (a)	440,128	1,219,155
Tokyo Electron Ltd.	40,623	18,931,662
Tokyo Gas Co. Ltd.	101,735	1,765,401
Tokyo Ohka Kogyo Co. Ltd.	10,100	642,102
Tokyo Seimitsu Co. Ltd.	13,200	537,452
Tokyo Steel Manufacturing Co. Ltd.	20,300	225,893
Tokyo Tatemono Co. Ltd.	58,100	853,977
Tokyotokeiba Co. Ltd.	4,000	158,486
Tokyu Construction Co. Ltd.	27,300	193,036
Tokyu Corp.	134,300	1,893,389
Tokyu Fudosan Holdings Corp.	171,200	992,004
Tokyu REIT, Inc.	271	454,684
TOMONY Holdings, Inc.	109,400	292,278
Tomy Co. Ltd.	33,100	314,160
Topcon Corp.	28,060	500,282
Toppan Forms Co. Ltd.	19,300	185,547
Toppan, Inc.	72,100	1,163,848
Toray Industries, Inc.	365,000	2,274,503
TORIDOLL Holdings Corp.	11,100	267,229
Toshiba Corp.	111,452	4,807,165
Toshiba Tec Corp.	11,800	464,583
Tosoh Corp.	72,300	1,217,606
Totetsu Kogyo Co. Ltd.	12,900	280,672
Toto Ltd.	41,500	2,005,043
Towa Pharmaceutical Co. Ltd.	13,100	336,785
Toyo Ink South Carolina Holdings Co. Ltd.	17,249	303,774
Toyo Seikan Group Holdings Ltd.	38,500	457,151
Toyo Suisan Kaisha Ltd.	27,036	1,164,957
Toyo Tire Corp.	30,500	507,167
Toyobo Co. Ltd.	33,700	404,648
Toyoda Gosei Co. Ltd.	17,900	366,276
Toyota Boshoku Corp.	19,500	374,927
Toyota Industries Corp.	39,200	3,332,494
Toyota Motor Corp.	2,828,660	49,909,345
Toyota Tsusho Corp.	55,849	2,422,518
Trancom Co. Ltd.	2,200	154,363
Trans Cosmos, Inc.	7,100	214,080
Trend Micro, Inc.	36,500	2,062,994
Tri Chemical Laboratories, Inc.	9,600	287,145
Trusco Nakayama Corp.	14,800	357,863
TS tech Co. Ltd.	29,700	397,387
Tsubakimoto Chain Co.	8,100	239,334
Tsugami Corp.	12,100	166,353
Tsumura & Co.	14,984	466,983
Tsuruha Holdings, Inc.	11,100	1,369,132
Uacj Corp. (a)	7,300	169,194
Ube Industries Ltd.	37,400	696,813
Ulvac, Inc.	13,059	732,675
Unicharm Corp.	109,700	4,436,577
Unipres Corp.	12,900	105,247
United Super Markets Holdings, Inc.	24,800	226,371
United Urban Investment Corp.	798	994,755
Universal Entertainment Corp. (a)	8,400	199,542
Ushio, Inc.	30,000	536,712
USS Co. Ltd.	61,100	984,828
UT Group Co. Ltd.	7,200	230,318
V Technology Co. Ltd.	4,000	150,843
Valor Holdings Co. Ltd.	16,400	347,336
Wacoal Holdings Corp.	19,500	390,512
Wacom Co. Ltd.	66,700	431,486
WealthNavi, Inc.	9,000	246,794
Welcia Holdings Co. Ltd.	27,200	1,015,415
West Holdings Corp.	7,149	399,570
West Japan Railway Co.	56,756	2,679,204
World Co. Ltd. (a)	13,000	159,561
YA-MAN Ltd.	9,900	105,168
Yakult Honsha Co. Ltd.	33,500	1,692,695
Yamada Holdings Co. Ltd.	193,510	739,460
Yamaguchi Financial Group, Inc.	62,500	348,908
Yamaha Corp.	37,200	2,350,225
Yamaha Motor Co. Ltd.	81,507	2,271,911
Yamato Holdings Co. Ltd.	79,700	1,959,281
Yamato Kogyo Co. Ltd.	11,100	372,186
Yamazaki Baking Co. Ltd.	34,800	528,640
Yamazen Co. Ltd.	29,400	272,398
Yaoko Co. Ltd.	6,600	392,855
Yaskawa Electric Corp.	64,100	2,776,305
Yokogawa Bridge Holdings Corp.	11,300	227,766
Yokogawa Electric Corp.	65,012	1,299,086
Yokohama Rubber Co. Ltd.	29,900	505,943
Yondoshi Holdings, Inc.	17,900	271,537
Yoshinoya Holdings Co. Ltd.	19,500	380,218
Z Holdings Corp.	715,265	4,440,380
Zenkoku Hosho Co. Ltd.	13,800	666,880
Zenrin Co. Ltd.	11,250	103,729
Zensho Holdings Co. Ltd.	30,800	711,376
Zeon Corp.	33,300	395,071
ZERIA Pharmaceutical Co. Ltd.	12,200	218,408
Zojirushi Thermos	10,600	147,023
ZOZO, Inc.	32,200	1,033,574

TOTAL JAPAN		1,297,860,110

Korea (South) - 3.4%
ABL Bio, Inc. (a)	13,796	251,440
Ace Technologies Corp. (a)	17,838	218,749
AfreecaTV Co. Ltd.	3,138	517,212
Alteogen, Inc.	7,976	475,271
Amicogen, Inc. (a)	4,213	116,020
AMOREPACIFIC Corp.	8,300	1,284,956
AMOREPACIFIC Group, Inc.	6,985	295,776
Anterogen Co. Ltd. (a)	3,650	182,569
Asiana Airlines, Inc. (a)	5,090	97,822
BGF Retail Co. Ltd.	3,090	427,062
Binex Co. Ltd. (a)	6,221	88,025
Bioneer Corp. (a)	8,100	345,791
BNK Financial Group, Inc.	99,473	746,086
Bukwang Pharmaceutical Co. Ltd.	13,456	149,893
Cellid Co. Ltd. (a)	2,023	123,820
Cellivery Therapeutics, Inc.	4,314	183,914
Celltrion Healthcare Co. Ltd.	24,844	1,718,637
Celltrion Pharm, Inc.	4,505	436,556
Celltrion, Inc. (a)	26,385	4,519,157
CHA Biotech Co. Ltd. (a)	13,621	226,946
Cheil Worldwide, Inc.	29,151	592,612
Chong Kun Dang Pharmaceutical Corp.	1,536	153,479
Chunbo Co. Ltd.	1,438	347,858
CJ CheilJedang Corp.	2,435	787,328
CJ Corp.	3,664	299,694
CJ ENM Co. Ltd.	2,550	383,715
CJ Logistics Corp. (a)	2,651	320,686
Com2uS Corp.	2,283	250,224
Cosmax, Inc. (a)	2,512	265,911
Cosmo AM&T Co. Ltd. (a)	10,378	373,340
Coway Co. Ltd.	14,177	956,345
CrystalGenomics, Inc. (a)	17,430	101,910
CS Wind Corp.	10,773	639,848
Daesang Corp.	7,364	149,880
Daewoo Engineering & Construction Co. Ltd. (a)	62,913	335,105
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	9,658	213,414
Daewoong Co. Ltd.	5,529	149,046
Daewoong Pharmaceutical Co. Ltd.	1,174	140,391
Daou Technology, Inc.	10,263	204,274
DB HiTek Co. Ltd.	9,988	491,159
Db Insurance Co. Ltd.	14,889	752,777
DGB Financial Group Co. Ltd.	58,048	511,717
DL E&C Co. Ltd. (a)	4,669	537,796
DL Holdings Co. Ltd.	3,185	178,654
Dong Suh Companies, Inc.	11,237	330,097
Dong-A St. Co. Ltd.	3,614	224,407
Dongjin Semichem Co. Ltd.	19,375	580,238
DongKook Pharmaceutical Co. Ltd.	14,602	279,234
Dongkuk Steel Mill Co. Ltd.	18,098	262,797
Dongwon Industries Co.	313	60,769
Doosan Bobcat, Inc. (a)	11,890	386,606
Doosan Fuel Cell Co. Ltd. (a)	18,556	828,717
Doosan Heavy Industries & Construction Co. Ltd. (a)	72,892	1,517,006
DOUBLEUGAMES Co. Ltd.	2,551	139,501
Douzone Bizon Co. Ltd.	6,178	429,051
E-Mart, Inc.	6,035	864,299
Ecopro BM Co. Ltd.	3,689	1,290,369
Ecopro Co. Ltd.	4,638	396,740
Ecopro HN Co. Ltd.	3,792	351,307
Enzychem Lifesciences Corp. (a)	2,045	116,170
Enzychem Lifesciences Corp. rights 12/17/21 (a)	1,244	10,591
EO Technics Co. Ltd.	5,511	505,706
Eubiologics Co. Ltd. (a)	7,324	298,394
F&F Co. Ltd. (a)	1,146	851,385
Fila Holdings Corp.	12,230	387,662
Foosung Co. Ltd. (a)	24,376	416,344
GemVax & Kael Co. Ltd. (a)	8,477	134,701
GeneOne Life Science, Inc. (a)	11,662	249,354
GeneOne Life Science, Inc. rights 11/25/21 (a)	1,491	4,716
Genexine Co. Ltd. (a)	6,431	359,744
Grand Korea Leisure Co. Ltd. (a)	16,280	226,462
Green Cross Corp.	2,134	499,491
Green Cross Holdings Corp.	6,592	164,623
GS Engineering & Construction Corp.	18,682	659,513
GS Holdings Corp.	11,200	403,524
GS Retail Co. Ltd.	25,169	691,324
Halla Holdings Corp.	5,854	254,387
Hana Financial Group, Inc.	85,711	3,288,064
HanAll BioPharma Co. Ltd. (a)	8,814	153,551
Handsome Co. Ltd.	4,875	175,243
Hankook Tire Co. Ltd.	21,250	749,058
Hanmi Pharm Co. Ltd.	1,797	404,122
Hanmi Semiconductor Co. Ltd.	8,678	237,986
Hanon Systems	52,082	641,890
Hansol Chemical Co. Ltd.	2,892	811,965
Hanssem Co. Ltd.	2,675	231,722
Hanwha Aerospace Co. Ltd.	9,142	351,296
Hanwha Corp.	11,895	340,665
Hanwha Life Insurance Co. Ltd.	74,889	222,006
Hanwha Solutions Corp. (a)	33,428	1,166,737
Hanwha Systems Co. Ltd.	25,566	357,911
HDC Hyundai Development Co.	9,800	213,806
Helixmith Co., Ltd. (a)	9,500	192,942
Hite Jinro Co. Ltd.	9,979	296,272
HLB Life Science Co. Ltd.	18,860	240,287
HLB, Inc.	23,847	854,422
HMM Co. Ltd. (a)	68,640	1,562,452
Hotel Shilla Co.	11,011	820,574
HUGEL, Inc. (a)	1,679	259,550
HYBE Co. Ltd. (a)	3,532	1,009,468
Hyosung Advanced Materials Co. (a)	823	500,107
Hyosung Chemical Co. Ltd. (a)	514	126,647
Hyosung Corp.	3,398	299,308
Hyosung TNC Co. Ltd.	817	417,880
Hyundai Bioscience Co. Ltd. (a)	7,361	147,863
Hyundai Construction Equipment Co. Ltd. (a)	10,479	360,845
Hyundai Department Store Co. Ltd.	3,810	269,139
Hyundai Doosan Infracore Co. Lt (a)	10,347	92,656
Hyundai Elevator Co. Ltd.	6,684	276,136
Hyundai Engineering & Construction Co. Ltd.	18,711	804,734
Hyundai Fire & Marine Insurance Co. Ltd.	17,842	399,205
Hyundai Glovis Co. Ltd.	5,200	745,015
Hyundai Greenfood Co. Ltd.	17,032	140,886
Hyundai Heavy Industries Holdi	12,581	678,579
Hyundai Mipo Dockyard Co. Ltd. (a)	5,748	371,904
Hyundai Mobis	17,799	3,827,874
Hyundai Motor Co.	33,477	5,956,857
Hyundai Rotem Co. Ltd. (a)	37,353	719,636
Hyundai Steel Co.	26,451	1,005,848
Hyundai Wia Corp.	5,560	399,462
Iljin Materials Co. Ltd.	8,365	719,209
Industrial Bank of Korea	73,203	689,288
JB Financial Group Co. Ltd.	48,096	363,752
JW Pharmaceutical Corp.	8,390	167,121
JYP Entertainment Corp.	11,769	526,603
Kakao Corp.	83,389	8,925,379
KakaoBank Corp. (a)	13,435	724,639
Kangwon Land, Inc. (a)	28,702	679,451
KB Financial Group, Inc.	109,844	5,289,626
KCC Corp.	1,164	331,079
KEPCO E&C	5,442	328,733
KEPCO Plant Service & Engineering Co. Ltd.	10,745	382,644
Kia Corp.	72,745	5,281,165
Kiwoom Securities Co. Ltd.	4,775	428,268
KMW Co. Ltd. (a)	7,171	252,098
Koh Young Technology, Inc.	21,020	330,455
Kolmar Korea Co. Ltd.	11,380	432,833
Kolon Industries, Inc.	4,911	373,841
Komipharm International Co. Ltd. (a)	20,217	154,983
Korea Aerospace Industries Ltd.	21,753	568,620
Korea Electric Power Corp.	68,573	1,321,799
Korea Investment Holdings Co. Ltd.	11,889	884,637
Korea Line Corp. (a)	58,979	142,162
Korea Petro Chemical Industries Co. Ltd.	783	123,824
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	11,993	1,054,924
Korea Zinc Co. Ltd.	2,146	982,997
Korean Air Lines Co. Ltd. (a)	46,820	1,214,456
Korean Reinsurance Co.	32,932	271,311
KT&G Corp.	30,198	2,086,766
Kuk-il Paper Manufacturing Co. Ltd. (a)	25,856	94,781
Kumho Petro Chemical Co. Ltd.	5,075	742,895
Kwang Dong Pharmaceutical Co. Ltd.	15,693	103,896
L&F Co. Ltd.	6,601	1,039,735
Leeno Industrial, Inc.	2,919	425,630
LegoChem Biosciences, Inc. (a)	7,416	284,788
LG Chemical Ltd.	11,532	8,232,433
LG Corp.	26,024	2,024,065
LG Display Co. Ltd. (a)	64,240	1,080,117
LG Electronics, Inc.	30,358	3,124,557
LG Household & Health Care Ltd.	2,535	2,524,242
LG Innotek Co. Ltd.	5,031	899,721
LG Uplus Corp.	58,948	721,765
Lotte Chemical Corp.	4,938	944,914
Lotte Fine Chemical Co. Ltd.	5,176	375,952
Lotte Shopping Co. Ltd.	2,722	243,734
Lotte Tour Development Co. Ltd. (a)	24,273	416,848
LS Corp.	7,194	383,727
LS Electric Co. Ltd.	9,145	460,464
LX Hausys Ltd.	4,577	271,515
LX Holdings Corp. (a)	9,824	74,093
LX International Corp.	7,676	178,008
Lx Semicon Co. Ltd.	4,951	463,150
Mando Corp. (a)	8,247	440,398
MedPacto, Inc. (a)	2,859	137,812
Medy-Tox, Inc.	1,048	133,860
Meritz Financial Holdings Co.	10,185	289,831
Meritz Fire & Marine Insurance Co. Ltd.	14,009	331,284
Meritz Securities Co. Ltd.	126,717	503,751
Mezzion Pharma Co. Ltd. (a)	1,813	242,165
Mirae Asset Securities Co. Ltd.	70,538	523,555
Naturecell Co. Ltd. (a)	15,711	265,079
NAVER Corp.	33,905	11,727,764
NCSOFT Corp.	4,373	2,337,604
Netmarble Corp. (c)	6,464	680,988
NH Investment & Securities Co. Ltd.	49,717	558,663
NHN Corp. (a)	4,275	291,418
NHN KCP Corp.	4,728	230,794
NICE Information Service Co. Ltd.	18,196	306,345
NongShim Co. Ltd.	835	201,428
Oci Co. Ltd. (a)	4,692	517,178
Orion Corp./Republic of Korea	8,023	807,239
Oscotec, Inc. (a)	5,662	144,515
Osstem Implant Co. Ltd.	3,309	348,961
Ottogi Corp.	370	151,632
Pan Ocean Co., Ltd. (Korea)	62,099	319,678
Paradise Co. Ltd. (a)	12,802	189,930
Pearl Abyss Corp. (a)	9,145	810,094
Pharmicell Co. Ltd. (a)	15,610	166,358
POSCO	20,346	5,133,943
POSCO Chemtech Co. Ltd.	8,542	1,060,280
Posco International Corp.	14,878	275,790
RFHIC Corp.	10,728	287,359
S&S Tech Corp.	6,195	194,522
S-Oil Corp.	12,111	1,054,253
S.M. Entertainment Co. Ltd. (a)	5,197	348,359
S1 Corp.	5,812	412,249
Sam Chun Dang Pharm Co. Ltd. (a)	4,000	160,771
Samsung Biologics Co. Ltd. (a)(c)	4,609	3,416,052
Samsung C&T Corp.	22,453	2,187,182
Samsung Electro-Mechanics Co. Ltd.	15,267	2,068,507
Samsung Electronics Co. Ltd.	1,206,652	71,875,754
Samsung Engineering Co. Ltd. (a)	46,033	974,059
Samsung Fire & Marine Insurance Co. Ltd.	8,035	1,584,555
Samsung Heavy Industries Co. Ltd. (a)	184,113	1,000,986
Samsung Heavy Industries Co. Ltd. rights 10/29/21 (a)	37,866	40,298
Samsung Life Insurance Co. Ltd.	18,958	1,091,028
Samsung SDI Co. Ltd.	15,108	9,483,209
Samsung SDS Co. Ltd.	8,862	1,158,880
Samsung Securities Co. Ltd.	22,460	908,398
Sangsangin Co. Ltd. (a)	19,939	152,034
Seegene, Inc.	11,008	501,060
Seojin System Co. Ltd. (a)	3,691	108,649
Seoul Semiconductor Co. Ltd.	28,406	361,893
SFA Engineering Corp.	4,624	139,132
Shin Poong Pharmaceutical Co.	9,738	431,429
Shinhan Financial Group Co. Ltd.	123,389	4,007,627
Shinsegae Co. Ltd.	1,766	373,725
Shinsegae International Co. Ltd.	1,127	161,693
SillaJen, Inc. (a)(d)	9,987	102,883
SK Biopharmaceuticals Co. Ltd. (a)	8,845	712,487
SK Bioscience Co. Ltd. (a)	5,339	1,042,971
SK Chemicals Co. Ltd.	2,799	430,248
SK Hynix, Inc.	149,238	13,088,001
SK IE Technology Co. Ltd. (a)(c)	3,481	492,838
SK Innovation Co., Ltd. (a)	14,816	3,074,042
SK Materials Co., Ltd.	1,516	493,740
SK Networks Co. Ltd.	40,170	174,087
SK Telecom Co. Ltd. (d)	3,577	942,542
SK, Inc.	8,987	1,865,861
SKC Co. Ltd.	6,089	931,337
SOLUM Co. Ltd. (a)	16,877	378,007
Solus Advanced Materials Co. Lt	4,237	297,833
Soulbrain Co. Ltd.	1,207	269,553
ST Pharm Co. Ltd. (a)	2,165	161,450
Taihan Electric Wire Co. (a)	86,335	165,074
Tokai Carbon Korea Co. Ltd.	2,821	300,165
Vaxcell-Bio Therapeutics Co. Ltd.	3,231	177,114
Vieworks Co. Ltd.	7,225	244,082
WeMade Entertainment Co. Ltd.	5,755	895,924
WONIK IPS Co. Ltd.	11,060	381,889
Woori Financial Group, Inc.	135,378	1,531,110
Youngone Corp.	5,901	224,704
Yuhan Corp.	13,825	705,617
YUNGJIN Pharmaceutical Co. Ltd. (a)	61,816	246,919
Zinus, Inc.	3,449	229,814

TOTAL KOREA (SOUTH)		291,156,649

Kuwait - 0.2%
Agility Public Warehousing Co. KSC	378,350	1,255,100
Boubyan Bank KSC	353,995	918,308
Boubyan Petrochemicals Co. KSCP	186,184	568,218
Gulf Bank	552,963	451,249
Human Soft Holding Co. KSCC	25,900	287,654
Kuwait Finance House KSCP	1,236,661	3,413,176
Mabanee Co. SAKC	231,862	605,326
Mobile Telecommunication Co.	515,019	1,018,250
National Bank of Kuwait	1,823,638	5,989,058
National Industries Group Holding SAK	596,961	542,602
Qurain Petrochemical Industries Co.	301,335	378,855
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	141,655	110,429
Warba Bank KSCP (a)	468,517	438,288

TOTAL KUWAIT		15,976,513

Liechtenstein - 0.0%
Liechtensteinische Landesbank AG	3,376	199,109
Luxembourg - 0.3%
Adecoagro SA (a)	26,941	236,003
ADLER Group SA (b)(c)	18,069	245,013
Aperam SA	12,187	726,668
ArcelorMittal SA (Netherlands)	190,514	6,458,367
Aroundtown SA	292,890	2,034,871
B&M European Value Retail SA	239,417	2,074,706
Eurofins Scientific SA	37,377	4,404,604
Globant SA (a)	10,600	3,383,414
Grand City Properties SA	33,121	848,459
InPost SA	56,481	805,443
Millicom International Cellular SA (depository receipt) (a)	25,387	888,013
Reinet Investments SCA	51,450	928,626
SES SA (France) (depositary receipt)	106,558	956,870
Solutions 30 SE (a)(b)	18,338	165,668
Stabilus SA	10,099	758,839
Subsea 7 SA	60,264	540,442
Tenaris SA	134,847	1,501,695

TOTAL LUXEMBOURG		26,957,701

Malaysia - 0.4%
Alliance Bank Malaysia Bhd	375,100	249,100
AMMB Holdings Bhd (a)	560,300	454,626
Axiata Group Bhd	831,758	793,394
Axis (REIT)	580,700	267,843
British American Tobacco (Malaysia) Bhd	69,800	254,523
Bursa Malaysia Bhd	318,300	577,260
Carlsberg Brewery Bhd	50,800	272,095
CIMB Group Holdings Bhd	1,898,648	2,393,369
Dialog Group Bhd	1,274,800	871,211
DiGi.com Bhd	913,700	933,338
DRB-Hicom Bhd	341,600	136,112
Fraser & Neave Holdings Bhd	54,900	358,752
Frontken Corp. Bhd	281,400	258,907
Gamuda Bhd (a)	488,900	382,525
Genting Bhd	745,600	932,675
Genting Malaysia Bhd	1,131,200	865,951
Hap Seng Consolidated Bhd	217,700	412,163
Hartalega Holdings Bhd	524,200	741,804
Hong Leong Bank Bhd	203,700	925,775
Hong Leong Credit Bhd	66,000	292,306
IGB (REIT)	628,500	254,982
IHH Healthcare Bhd	524,200	827,884
IJM Corp. Bhd	1,008,900	450,728
Inari Amertron Bhd	817,050	763,580
IOI Corp. Bhd	715,300	678,853
Kossan Rubber Industries Bhd	487,200	277,660
KPJ Healthcare Bhd	1,106,400	304,587
Kuala Lumpur Kepong Bhd	132,327	690,874
Malayan Banking Bhd	1,059,134	2,058,930
Malaysia Airports Holdings Bhd (a)	257,800	403,416
Maxis Bhd	626,300	706,308
MISC Bhd	387,600	661,756
My E.G.Services Bhd	1,670,444	419,527
Nestle (Malaysia) Bhd	20,400	662,594
Petronas Chemicals Group Bhd	663,900	1,393,212
Petronas Dagangan Bhd	84,000	413,002
Petronas Gas Bhd	210,700	851,755
PPB Group Bhd	194,640	854,517
Press Metal Bhd	842,800	1,131,603
Public Bank Bhd	4,163,800	4,192,960
QL Resources Bhd	412,375	502,896
RHB Bank Bhd	600,172	808,732
Serba Dinamik Holdings Bhd (d)	387,580	32,759
Sime Darby Bhd	811,789	445,004
Sime Darby Plantation Bhd	538,471	521,437
Sime Darby Property Bhd	477,889	83,668
SP Setia Bhd (a)	512,661	193,130
Sunway (REIT)	434,400	153,157
Supermax Corp. Bhd	526,731	244,222
Telekom Malaysia Bhd	396,300	554,112
Tenaga Nasional Bhd	627,500	1,463,813
TIME dotCom Bhd	489,300	534,083
Top Glove Corp. Bhd	1,598,800	1,050,166
V.S. Industry Bhd	970,600	370,333
Westports Holdings Bhd	232,600	251,080
Yinson Holdings Bhd	164,000	231,683

TOTAL MALAYSIA		37,812,732

Malta - 0.0%
Kambi Group PLC (a)	7,149	193,959
Kindred Group PLC (depositary receipt)	64,076	895,333

TOTAL MALTA		1,089,292

Marshall Islands - 0.0%
Atlas Corp. (b)	25,959	363,426
Mauritius - 0.0%
Golden Agri-Resources Ltd.	1,654,000	325,035
Mexico - 0.6%
Alsea S.A.B. de CV (a)	135,311	284,056
America Movil S.A.B. de CV Series L	9,121,496	8,129,952
Arca Continental S.A.B. de CV	144,400	880,442
Banco del Bajio SA (c)	241,200	452,806
Becle S.A.B. de CV	198,800	454,417
Bolsa Mexicana de Valores S.A.B. de CV	190,900	365,703
CEMEX S.A.B. de CV unit (a)	4,270,232	2,746,157
Coca-Cola FEMSA S.A.B. de CV unit	154,055	830,212
Concentradora Fibra Danhos SA de CV	101,245	122,352
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)	176,200	320,511
Corporacion Inmobiliaria Vesta S.A.B. de CV	185,900	323,618
Fibra Uno Administracion SA de CV	974,335	968,277
Fomento Economico Mexicano S.A.B. de CV unit	511,291	4,203,474
GCC S.A.B. de CV	65,800	489,473
Genomma Lab Internacional SA de CV (a)	210,800	201,708
Gentera S.A.B. de CV (a)	246,100	147,268
Gruma S.A.B. de CV Series B	52,865	620,755
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	110,096	1,387,858
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	61,320	1,236,616
Grupo Aeroportuario Norte S.A.B. de CV (a)	77,400	467,039
Grupo Bimbo S.A.B. de CV Series A	440,277	1,303,210
Grupo Carso SA de CV Series A1	95,627	321,652
Grupo Comercial Chedraui S.A.B. de CV	91,600	180,637
Grupo Financiero Banorte S.A.B. de CV Series O	699,819	4,430,805
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	662,300	664,938
Grupo Herdez S.A.B. de CV	98,900	181,871
Grupo Mexico SA de CV Series B	854,217	3,747,468
Grupo Televisa SA de CV	629,770	1,278,628
Industrias Penoles SA de CV (a)	34,880	447,249
Kimberly-Clark de Mexico SA de CV Series A	450,367	712,476
La Comer S.A.B. de CV (b)	188,200	339,506
Macquarie Mexican (REIT) (c)	176,650	210,731
Megacable Holdings S.A.B. de CV unit	134,200	395,404
Nemak S.A.B. de CV (a)(c)	1,063,675	245,408
Orbia Advance Corp. S.A.B. de CV	308,728	802,411
Prologis Property Mexico SA	123,500	284,276
Promotora y Operadora de Infraestructura S.A.B. de CV	53,860	396,076
Qualitas Controladora S.A.B. de CV	60,000	277,939
Regional S.A.B. de CV	79,700	416,888
Telesites S.A.B. de C.V.	351,063	320,233
Terrafina	202,271	283,344
Wal-Mart de Mexico SA de CV Series V	1,393,330	4,859,871

TOTAL MEXICO		46,733,715

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit	714,000	711,201
HKT Trust/HKT Ltd. unit	987,000	1,339,595

TOTAL MULTI-NATIONAL		2,050,796

Netherlands - 3.9%
Aalberts Industries NV	28,542	1,578,789
ABN AMRO Group NV GDR (c)	118,410	1,741,960
Accell Group NV (a)	7,610	313,619
Adyen BV (a)(c)	5,305	16,006,832
AEGON NV	474,674	2,407,686
AerCap Holdings NV (a)	35,808	2,114,104
Airbus Group NV (a)	159,037	20,401,590
Akzo Nobel NV	50,943	5,854,855
Alfen Beheer BV (a)(c)	7,866	884,758
AMG Advanced Metallurgical Group NV	8,400	248,004
Arcadis NV	18,203	888,001
Argenx SE (a)	12,875	3,876,135
ASM International NV (Netherlands)	12,814	5,797,802
ASML Holding NV (Netherlands)	112,693	91,608,169
ASR Nederland NV	41,030	1,919,045
Basic-Fit NV (a)(c)	14,662	711,869
BE Semiconductor Industries NV	19,365	1,767,594
Boskalis Westminster	21,878	652,507
Brunel International NV	7,332	100,692
CNH Industrial NV	281,527	4,858,897
Corbion NV	18,750	890,843
COSMO Pharmaceuticals NV (a)	1,970	149,966
Davide Campari Milano NV	135,327	1,921,059
Eurocommercial Properties NV	10,655	248,684
Euronext NV (c)	21,262	2,393,982
EXOR NV	26,198	2,468,218
Ferrari NV	32,862	7,787,637
Flow Traders BV (c)	11,122	377,482
Fugro NV (Certificaten Van Aandelen) (a)	49,568	420,013
Heineken Holding NV	29,765	2,759,549
Heineken NV (Bearer)	67,486	7,475,284
IMCD NV	15,254	3,386,538
ING Groep NV (Certificaten Van Aandelen)	1,039,312	15,765,227
Intertrust NV (a)(c)	21,727	328,523
JDE Peet's BV	18,335	533,909
Just Eat Takeaway.com NV (a)(c)	47,910	3,440,452
Koninklijke Ahold Delhaize NV	279,902	9,101,932
Koninklijke BAM Groep NV (a)	66,389	192,632
Koninklijke DSM NV	46,411	10,142,744
Koninklijke KPN NV	926,541	2,768,446
Koninklijke Philips Electronics NV	245,014	11,558,578
Koninklijke Vopak NV	18,104	719,931
Mediaset NV	72,020	202,143
Meltwater Holding BV (a)	57,070	264,817
NN Group NV	66,981	3,586,559
NSI NV	7,465	299,445
OCI NV (a)	25,011	708,362
Pharming Group NV (a)(b)	337,924	283,214
PostNL NV	151,253	656,206
Prosus NV	249,731	22,000,992
Prosus NV rights (a)(e)	251,821	40,755
PT Smartfren Telecom Tbk (a)	31,915,700	243,296
QIAGEN NV (Germany) (a)	63,783	3,508,961
Randstad NV	31,628	2,274,154
RHI Magnesita NV	8,312	381,986
SBM Offshore NV	40,522	639,881
Shop Apotheke Europe NV (a)(c)	3,610	546,684
Signify NV (c)	34,615	1,674,625
Steinhoff International Holdings NV (South Africa) (a)	865,555	136,562
Stellantis NV (Italy)	551,657	11,000,592
STMicroelectronics NV (France)	185,901	8,826,362
Technip Energies NV (a)	31,290	481,982
TKH Group NV (depositary receipt)	11,698	666,137
TomTom Group BV (a)	18,979	163,341
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)	32,583	2,328,132
Universal Music Group NV	191,203	5,551,185
Wereldhave NV	12,130	188,039
Wolters Kluwer NV	71,075	7,447,227
X5 Retail Group NV GDR	33,857	1,153,041
Yandex NV Class A (a)	83,997	6,930,885

TOTAL NETHERLANDS		330,750,102

New Zealand - 0.3%
Air New Zealand Ltd. (a)	99,109	118,606
Argosy Property Ltd.	298,019	333,154
Auckland International Airport Ltd. (a)	331,564	1,898,414
Chorus Ltd.	117,417	535,978
Contact Energy Ltd.	209,381	1,227,347
Fisher & Paykel Healthcare Corp.	160,689	3,593,823
Fletcher Building Ltd.	216,150	1,110,583
Genesis Energy Ltd.	161,700	377,750
Goodman Property Trust	307,128	546,918
Infratil Ltd.	180,736	1,072,388
Kiwi Property Group Ltd.	446,684	374,510
Mercury Nz Ltd.	209,189	919,666
Meridian Energy Ltd.	407,107	1,455,747
Precinct Properties New Zealand Ltd.	382,227	457,419
Pushpay Holdings Ltd. (a)	244,641	333,089
Ryman Healthcare Group Ltd.	128,177	1,327,256
SKYCITY Entertainment Group Ltd.	208,871	478,966
Spark New Zealand Ltd.	608,481	1,990,511
Summerset Group Holdings Ltd.	62,027	644,948
Synlait Milk Ltd. (a)	38,685	99,798
The a2 Milk Co. Ltd. (a)(b)	219,622	1,033,994
Xero Ltd. (a)	37,553	4,223,545
Z Energy Ltd.	157,677	406,769

TOTAL NEW ZEALAND		24,561,179

Norway - 0.6%
Adevinta ASA Class B (a)	75,879	1,248,946
Aker ASA (A Shares)	5,825	535,757
Atea ASA	19,081	356,870
Atlantic Sapphire A/S (a)	18,376	92,120
Austevoll Seafood ASA	21,125	285,321
Borregaard ASA	25,980	630,441
BW Energy Ltd. (a)	49,444	161,245
Crayon Group Holding A/S (a)(c)	19,457	453,956
DNB Bank ASA	240,503	5,716,569
DNO ASA (A Shares) (a)	124,636	181,468
Elkem ASA (c)	80,302	318,056
Entra ASA (c)	35,932	896,609
Equinor ASA	261,215	6,609,300
Europris ASA (c)	42,274	312,255
Fjordkraft Holding ASA (c)	29,083	172,992
Gjensidige Forsikring ASA	48,113	1,196,574
Grieg Seafood ASA (a)	15,158	168,394
Kahoot! A/S (a)	72,882	433,950
Kongsberg Gruppen ASA	24,809	813,468
Leroy Seafood Group ASA	92,152	837,755
Mowi ASA	125,052	3,620,748
NEL ASA (a)(b)	415,453	876,848
Nordic VLSI ASA (a)	46,579	1,378,419
Norsk Hydro ASA	342,941	2,519,063
Orkla ASA	207,332	2,016,406
Pexip Holding ASA (a)	17,305	81,569
Protector Forsikring ASA	21,927	254,105
Quantafuel ASA (a)	57,593	187,479
REC Silicon ASA (a)	138,608	250,869
Salmar ASA	15,467	1,177,249
Sbanken ASA (c)	45,475	532,916
Scatec Solar AS (c)	34,755	683,342
Schibsted ASA:
(A Shares)	18,858	972,600
(B Shares)	27,008	1,219,339
Sparebank 1 Sr Bank ASA (primary capital certificate)	43,887	672,235
Sparebanken Midt-Norge	35,770	595,327
Sparebanken Nord-Norge	25,900	313,943
Storebrand ASA (A Shares)	134,994	1,446,792
Telenor ASA	186,448	2,943,079
TGS ASA	30,919	284,452
Tomra Systems ASA	33,655	2,171,984
Vaccibody A/S (a)	34,938	268,821
Veidekke ASA	26,115	375,902
Wallenius Wilhelmsen ASA (a)	24,825	113,136
Yara International ASA	46,283	2,414,984

TOTAL NORWAY		48,793,653

Pakistan - 0.0%
Engro Corp. Ltd.	212,884	352,076
Habib Bank Ltd.	289,014	212,917
Hub Power Co. Ltd.	760,834	337,655
Pakistan Oilfields Ltd.	102,334	228,720
Pakistan State Oil Co. Ltd.	234,875	261,016
United Bank Ltd.	236,051	193,017

TOTAL PAKISTAN		1,585,401

Panama - 0.0%
Intercorp Financial Services, Inc.	10,730	308,166
Papua New Guinea - 0.0%
Oil Search Ltd. ADR	549,976	1,774,856
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR (a)	56,083	441,934
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	626,760	600,578
AC Energy Corp.	2,580,700	626,398
Alliance Global Group, Inc.	1,008,900	207,732
Ayala Corp.	75,545	1,290,741
Ayala Land, Inc.	2,372,700	1,648,817
Bank of the Philippine Islands (BPI)	524,474	902,851
BDO Unibank, Inc.	589,573	1,448,545
Bloomberry Resorts Corp. (a)	744,200	100,189
D&L Industries, Inc.	1,431,500	239,197
Globe Telecom, Inc.	8,835	524,048
GT Capital Holdings, Inc.	36,950	413,319
International Container Terminal Services, Inc.	262,220	934,461
JG Summit Holdings, Inc.	853,260	1,016,952
Jollibee Food Corp.	140,950	656,334
Manila Electric Co.	60,420	343,309
Manila Water Co., Inc. (a)	257,300	134,992
Megaworld Corp.	3,321,000	201,851
Metro Pacific Investments Corp.	3,857,600	286,399
Metropolitan Bank & Trust Co.	654,698	618,275
PLDT, Inc.	21,715	705,920
PUREGOLD Price Club, Inc.	306,000	255,959
Robinsons Land Corp.	457,956	154,133
Security Bank Corp.	139,950	334,982
SM Investments Corp.	62,785	1,199,515
SM Prime Holdings, Inc.	2,764,100	1,811,358
Universal Robina Corp.	222,690	608,419
Vista Land & Lifescapes, Inc.	754,300	56,300

TOTAL PHILIPPINES		17,321,574

Poland - 0.3%
Alior Bank SA (a)	36,716	579,409
Allegro.eu SA (a)(c)	94,480	1,068,499
AmRest Holdings NV (a)	15,112	121,134
Asseco Poland SA	18,320	451,152
Bank Millennium SA (a)	204,946	470,030
Bank Polska Kasa Opieki SA	47,905	1,581,964
Budimex SA	4,808	307,305
CCC SA (a)	9,315	281,342
CD Projekt RED SA	20,902	910,967
Ciech SA	5,782	51,448
Cyfrowy Polsat SA	84,943	759,657
Dino Polska SA (a)(c)	13,668	1,220,978
ENEA SA (a)	46,683	118,297
Eurocash SA	33,144	81,829
Grupa Azoty SA (a)	13,020	97,251
Grupa Lotos SA (a)	29,323	455,539
KGHM Polska Miedz SA (Bearer)	36,829	1,416,056
Kruk SA	5,991	499,444
LPP SA	290	1,041,620
mBank SA (a)	3,944	558,041
Orange Polska SA (a)	205,009	400,034
PGE Polska Grupa Energetyczna SA (a)	257,314	632,571
Polish Oil & Gas Co. SA	471,402	710,828
Polski Koncern Naftowy Orlen SA	81,560	1,759,316
Powszechna Kasa Oszczednosci Bank SA (a)	233,755	2,859,209
Powszechny Zaklad Ubezpieczen SA	157,929	1,579,429
Santander Bank Polska SA	8,779	815,264
Tauron Polska Energia SA (a)	282,624	232,778
TEN Square Games SA	1,032	91,362

TOTAL POLAND		21,152,753

Portugal - 0.1%
Banco Comercial Portugues SA (Reg.) (a)	2,062,128	372,114
Corticeira Amorim SGPS SA	7,280	101,493
Energias de Portugal SA	755,394	4,264,882
Galp Energia SGPS SA Class B	154,539	1,605,342
Jeronimo Martins SGPS SA	68,622	1,554,810
NOS SGPS	80,580	314,290
REN - Redes Energeticas Nacionais SGPS SA	123,547	376,332
Sonae SGPS SA	304,770	335,227

TOTAL PORTUGAL		8,924,490

Qatar - 0.2%
Barwa Real Estate Co.	520,492	450,302
Doha Bank	457,746	362,576
Gulf Warehousing Co. (a)	174,951	235,350
Industries Qatar QSC (a)	442,783	1,928,739
Masraf al Rayan	1,093,471	1,434,036
Medicare Group (a)	47,078	109,504
Mesaieed Petrochemical Holding Co.	1,348,405	888,814
Ooredoo QSC	242,348	460,601
Qatar Aluminum Manufacturing Co. (a)	737,400	383,991
Qatar Electricity & Water Co.	119,816	552,845
Qatar Fuel Co.	144,774	731,226
Qatar Gas Transport Co. Ltd. (Nakilat)	724,635	646,818
Qatar Insurance Co. SAQ (a)	401,602	270,235
Qatar International Islamic Bank QSC	207,111	556,885
Qatar Islamic Bank (a)	328,503	1,661,913
Qatar National Bank SAQ (a)	1,157,001	6,514,287
Qatar National Cement Co. QSC (a)	112,594	156,753
Qatar Navigation QPSC	144,821	301,853
The Commercial Bank of Qatar (a)	580,788	974,626
United Development Co.	695,669	296,725
Vodafone Qatar QSC (a)	617,816	274,887

TOTAL QATAR		19,192,966

Russia - 0.9%
Aeroflot Pjsc (a)	402,869	390,836
Alrosa Co. Ltd.	739,283	1,302,602
Credit Bank of Moscow (a)	4,537,000	457,748
Detsky Mir PJSC (c)	227,830	440,187
Gazprom OAO	3,184,581	15,691,505
Inter Rao Ues JSC	8,966,173	607,609
Lukoil PJSC	111,823	11,418,493
Magnit OJSC GDR (Reg. S)	90,475	1,675,597
MMC Norilsk Nickel PJSC	16,847	5,257,685
Mobile TeleSystems OJSC sponsored ADR	128,761	1,183,314
Moscow Exchange MICEX-RTS OAO	383,134	939,495
Novatek PJSC GDR (Reg. S)	24,251	6,147,629
Novolipetsk Steel OJSC	409,801	1,292,797
PhosAgro OJSC GDR (Reg. S)	37,266	891,403
Polyus PJSC	9,421	1,870,314
Rosneft Oil Co. OJSC	303,346	2,723,792
Rostelecom PJSC	298,140	392,011
Sberbank of Russia	2,866,773	14,422,144
Severstal PAO	56,911	1,293,186
Sistema JSFC sponsored GDR	40,315	304,781
Surgutneftegas OJSC	1,383,286	665,523
Tatneft PAO	374,324	2,859,007
Unipro PJSC	5,218,000	200,779
VTB Bank OJSC	963,847,980	719,105

TOTAL RUSSIA		73,147,542

Saudi Arabia - 0.9%
Abdullah Al Othaim Markets Co.	18,324	565,709
Advanced Polypropylene Co.	32,049	635,700
Al Rajhi Bank	328,410	12,135,121
Aldrees Petroleum and Transport Services Co.	13,460	265,547
Alinma Bank	291,591	1,955,134
Almarai Co. Ltd.	84,688	1,194,379
Arab National Bank	172,069	1,056,021
Bank Al-Jazira	126,249	646,240
Bank Albilad (a)	100,941	1,135,650
Banque Saudi Fransi	163,547	1,842,187
Bupa Arabia for Cooperative Insurance Co. (a)	19,945	768,895
Dar Al Arkan Real Estate Development Co. (a)	257,886	679,968
Dr Sulaiman Al Habib Medical Services Group Co.	16,678	737,213
Emaar The Economic City (a)	136,942	463,666
Etihad Etisalat Co.	106,596	859,668
Jadwa (REIT) Saudi Fund	66,326	258,521
Jarir Marketing Co.	17,585	950,769
Mobile Telecommunications Co. Saudi Arabia (a)	153,670	556,357
Mouwasat Medical Services Co.	13,562	650,097
National Industrialization Co. (a)	132,229	877,790
National Petrochemical Co.	36,459	467,535
Qassim Cement Co.	15,800	343,726
Rabigh Refining & Petrochemical Co. (a)	58,680	445,861
Riyad Bank	363,741	2,865,591
Sabic Agriculture-Nutrients Co.	59,606	2,606,144
Sahara International Petrochemical Co.	117,536	1,375,625
Saudi Airlines Catering Co.	16,080	407,262
Saudi Arabian Mining Co. (a)	116,930	2,543,786
Saudi Arabian Oil Co.	528,982	5,323,808
Saudi Basic Industries Corp.	243,135	8,361,837
Saudi Cement Co.	31,589	498,565
Saudi Dairy & Foodstuffs Co.	7,297	319,046
Saudi Electricity Co.	228,609	1,737,012
Saudi Ground Services Co. (a)	30,826	306,542
Saudi Industrial Investment Group	62,038	626,020
Saudi Kayan Petrochemical Co. (a)	205,251	1,114,109
Saudi Pharmaceutical Industries & Medical Appliances Corp.	18,302	208,837
Saudi Research & Marketing Group (a)	10,980	494,713
Saudi Telecom Co.	165,975	5,177,177
Seera Group Holding (a)	39,529	244,494
Southern Province Cement Co.	26,449	504,878
The Co. for Cooperative Insurance	22,302	511,336
The National Agriculture Development Co. (a)	21,254	201,156
The Saudi British Bank	229,866	2,031,528
The Saudi National Bank	586,219	10,299,350
The Savola Group	68,632	669,688
United Electronics Co.	8,608	323,124
Yamama Cement Co. (a)	49,231	363,566
Yanbu Cement Co.	30,198	308,348
Yanbu National Petrochemical Co.	73,234	1,485,805

TOTAL SAUDI ARABIA		80,401,101

Singapore - 0.8%
AEM Holdings Ltd.	131,600	408,902
Ascendas India Trust	296,200	305,316
Ascendas Real Estate Investment Trust	867,841	1,988,601
Ascott Residence Trust	523,724	400,026
Best World International Ltd. (a)(d)	50,000	48,128
BOC Aviation Ltd. Class A (c)	55,200	484,211
CapitaLand Investment Ltd. (a)	744,625	1,899,525
CapitaMall Trust	1,319,037	2,103,025
CapitaRetail China Trust	334,874	302,964
CDL Hospitality Trusts unit	305,000	271,413
City Developments Ltd.	165,400	897,833
ComfortDelgro Corp. Ltd.	752,700	870,754
Cromwell European (REIT)	68,162	208,807
DBS Group Holdings Ltd.	485,075	11,341,798
ESR (REIT)	996,886	354,843
Ezion Holdings Ltd. warrants 4/16/23 (a)(d)	30,780	36
First Resources Ltd.	134,300	177,274
Fortune (REIT)	502,000	520,679
Frasers Centrepoint Trust	308,183	550,776
Frasers Logistics & Industrial Trust	822,865	927,516
Genting Singapore Ltd.	1,422,500	822,803
Hutchison Port Holdings Trust	1,302,000	279,930
iFast Corp. Ltd.	50,500	323,934
Kenon Holdings Ltd.	8,226	328,588
Keppel (REIT)	424,694	355,880
Keppel Corp. Ltd.	385,300	1,537,200
Keppel DC (REIT)	344,474	610,525
Keppel Infrastructure Trust	1,049,843	412,619
Keppel Pacific Oak U.S. (REIT)	315,400	250,743
Manulife U.S. REIT	416,249	295,537
Mapletree Commercial Trust	714,815	1,155,578
Mapletree Greater China Commercial Trust	584,693	442,259
Mapletree Industrial (REIT)	575,915	1,174,465
Mapletree Logistics Trust (REIT)	830,637	1,244,262
Nanofilm Technologies International Ltd.	79,000	221,446
NetLink NBN Trust	910,869	688,978
OUE Commercial (REIT)	603,085	201,252
Oversea-Chinese Banking Corp. Ltd.	890,678	7,793,845
Parkway Life REIT	125,900	435,072
Raffles Medical Group Ltd.	284,055	288,584
SATS Ltd. (a)	182,400	566,745
Sembcorp Industries Ltd.	245,500	365,929
Sembcorp Marine Ltd. (a)	7,895,082	462,522
Sheng Siong Group Ltd.	229,800	241,984
SIA Engineering Co. Ltd. (a)	118,400	190,529
Singapore Airlines Ltd. (a)	358,350	1,381,847
Singapore Exchange Ltd.	228,000	1,636,663
Singapore Post Ltd.	520,100	252,626
Singapore Press Holdings Ltd.	400,500	591,023
Singapore Technologies Engineering Ltd.	432,900	1,229,519
Singapore Telecommunications Ltd.	2,129,600	3,948,090
SPH REIT	219,300	158,560
Starhill Global (REIT)	725,783	347,149
StarHub Ltd.	280,800	258,207
Suntec (REIT)	735,500	812,677
United Overseas Bank Ltd.	305,214	6,054,486
UOL Group Ltd.	201,231	1,078,903
Venture Corp. Ltd.	92,900	1,295,847
Wilmar International Ltd.	633,200	2,028,494
Yangzijiang Shipbuilding Holdings Ltd.	689,300	725,848
Yanlord Land Group Ltd.	208,100	172,838

TOTAL SINGAPORE		66,726,413

South Africa - 0.9%
Absa Group Ltd.	194,587	1,783,449
African Rainbow Minerals Ltd.	26,352	351,124
Anglo American Platinum Ltd.	13,797	1,394,062
AngloGold Ashanti Ltd.	110,953	2,046,944
Aspen Pharmacare Holdings Ltd.	113,128	1,801,531
AVI Ltd.	76,657	396,960
Barloworld Ltd.	42,624	357,986
Bid Corp. Ltd.	92,069	1,976,033
Bidvest Group Ltd./The	75,120	941,225
Capitec Bank Holdings Ltd.	21,401	2,391,280
Clicks Group Ltd.	67,327	1,229,032
Coronation Fund Managers Ltd.	61,759	204,623
DataTec Ltd.	32,456	88,391
Dis-Chem Pharmacies Pty Ltd. (c)	82,703	172,986
Discovery Ltd. (a)	115,242	1,055,700
Distell Group Holdings Ltd. (a)	43,189	516,769
DRDGOLD Ltd.	147,790	131,237
Equites Property Fund Ltd.	139,597	186,343
Exxaro Resources Ltd.	62,927	689,004
FirstRand Ltd.	1,335,845	5,073,150
Fortress (REIT) Ltd. Class A	363,654	316,635
Foschini Group Ltd./The (a)	90,554	768,894
Gold Fields Ltd.	241,346	2,242,642
Growthpoint Properties Ltd.	863,155	732,340
Harmony Gold Mining Co. Ltd.	149,839	537,786
Impala Platinum Holdings Ltd.	214,738	2,779,215
Imperial Holdings Ltd.	54,447	223,491
Investec Ltd.	84,059	385,213
JSE Ltd.	20,287	141,723
KAP Industrial Holdings Ltd.	684,697	211,572
Kumba Iron Ore Ltd.	18,090	549,747
Liberty Holdings Ltd. (a)	40,195	237,433
Life Healthcare Group Holdings Ltd. (a)	399,776	636,501
MMI Holdings Ltd.	239,599	308,381
Motus Holdings Ltd.	46,737	311,876
Mr Price Group Ltd.	71,096	930,694
MTN Group Ltd. (a)	465,517	4,174,568
MultiChoice Group Ltd.	97,262	773,448
Naspers Ltd. Class N	58,094	9,838,439
Nedbank Group Ltd.	106,586	1,213,510
Netcare Ltd. (a)	302,503	334,882
Ninety One Ltd.	23,571	81,260
Northam Platinum Holdings Ltd. (a)	103,064	1,543,430
Old Mutual Ltd.	1,265,334	1,291,428
Pick 'n Pay Stores Ltd.	104,682	409,134
PSG Group Ltd.	42,370	212,141
Rand Merchant Insurance Holdings Ltd.	195,614	522,619
Redefine Properties Ltd. (a)	1,266,858	373,215
Remgro Ltd.	141,418	1,246,423
Resilient Property Income Fund Ltd.	61,923	227,017
Reunert Ltd.	33,657	111,735
Royal Bafokeng Holdings (Pty) Ltd.	53,684	384,978
Sanlam Ltd.	502,945	2,066,108
Sappi Ltd. (a)	145,524	444,241
Sasol Ltd. (a)	157,234	2,640,898
Shoprite Holdings Ltd.	136,604	1,623,061
Sibanye Stillwater Ltd.	773,274	2,706,266
Spar Group Ltd./The	65,072	830,621
Standard Bank Group Ltd.	342,259	3,034,510
Super Group Ltd.	123,132	257,308
Telkom SA Ltd. (a)	84,632	281,072
Tiger Brands Ltd.	52,227	658,761
Transaction Capital Ltd.	117,499	339,074
Truworths International Ltd.	133,669	471,845
Vodacom Group Ltd.	150,537	1,336,158
Wilson Bayly Holmes-Ovcon Ltd. (a)	9,618	67,291
Woolworths Holdings Ltd.	265,182	935,906

TOTAL SOUTH AFRICA		74,533,319

Spain - 1.5%
Acciona SA	6,933	1,328,812
Acerinox SA	45,631	634,839
ACS Actividades de Construccion y Servicios SA	63,898	1,671,590
Aena SME SA (a)(c)	19,701	3,235,624
Almirall SA	21,067	312,942
Amadeus IT Holding SA Class A (a)	121,221	8,105,205
Applus Services SA	53,051	480,190
Banco Bilbao Vizcaya Argentaria SA	1,820,014	12,736,697
Banco de Sabadell SA (a)	1,579,848	1,271,838
Banco Santander SA (Spain)	4,620,079	17,499,168
Bankinter SA	190,988	1,051,365
CaixaBank SA	1,158,504	3,330,312
Cellnex Telecom SA (c)	136,060	8,364,435
Cie Automotive SA	16,106	437,908
Compania de Distribucion Integral Logista Holdings SA	29,253	623,576
Construcciones y Auxiliar de Ferrocarriles	6,069	266,248
Corporacion Financiera Alba SA	5,370	305,730
Ebro Foods SA	17,118	339,569
EDP Renovaveis SA	82,384	2,295,185
Enagas SA	57,857	1,297,859
Ence Energia y Celulosa SA (a)	56,061	144,130
Endesa SA	83,617	1,927,909
Faes Farma SA	85,657	349,341
Ferrovial SA	126,086	3,973,293
Fluidra SA	22,351	853,938
Gestamp Automocion SA (a)(c)	48,773	217,746
Global Dominion Access SA (c)	53,879	288,687
Grifols SA	81,180	1,857,644
Grupo Catalana Occidente SA	9,751	346,619
Iberdrola SA	1,570,569	18,562,846
Indra Sistemas SA (a)	48,069	580,683
Industria de Diseno Textil SA	291,463	10,525,732
Inmobiliaria Colonial SA	73,942	718,861
Laboratorios Farmaceuticos ROVI SA	5,950	416,819
Lar Espana Real Estate Socimi SA	35,719	217,192
Linea Directa Aseguradora SA Compania de Seguros y Reaseguros	162,615	327,090
MAPFRE SA (Reg.)	357,503	756,497
Mediaset Espana Comunicacion SA (a)	45,127	234,751
Melia Hotels International SA (a)	73,498	540,539
Merlin Properties Socimi SA	115,470	1,250,472
Metrovacesa SA (c)	11,551	100,948
Miquel y Costas & Miquel SA	6,025	83,440
Miquel y Costas & Miquel SA rights (a)	6,025	30,342
Naturgy Energy Group SA	47,233	1,241,089
Neinor Homes SLU (c)	15,573	200,547
Pharma Mar SA	4,175	324,038
Prosegur Cash SA (c)	95,201	65,151
Prosegur Compania de Seguridad SA (Reg.)	66,624	188,692
Red Electrica Corporacion SA	113,955	2,372,493
Repsol SA	404,754	5,184,307
Sacyr SA	133,205	378,803
Siemens Gamesa Renewable Energy SA (a)	64,044	1,734,637
Solaria Energia y Medio Ambiente SA (a)	21,135	421,942
Talgo SA (a)(c)	13,767	75,754
Tecnicas Reunidas SA (a)	16,117	145,696
Telefonica SA	1,390,294	6,038,969
Unicaja Banco SA (c)	535,129	572,213
Viscofan Envolturas Celulosicas SA	12,498	854,581
Zardoya Otis SA	59,900	480,556

TOTAL SPAIN		130,174,079

Sweden - 2.7%
AAK AB	49,033	1,071,669
AcadeMedia AB (c)	27,075	193,888
AddTech AB (B Shares)	70,486	1,575,840
AFRY AB (B Shares)	27,431	817,053
Alfa Laval AB	82,109	3,515,543
Alimak Group AB (c)	15,908	215,984
Arjo AB	56,857	774,600
ASSA ABLOY AB (B Shares)	268,801	7,887,338
Atlas Copco AB:
(A Shares)	185,144	11,895,955
(B Shares)	93,845	5,075,804
Atrium Ljungberg AB (B Shares)	25,355	582,208
Attendo AB (a)(c)	32,859	141,185
Avanza Bank Holding AB	35,426	1,406,232
Axfood AB	34,546	846,755
Beijer Alma AB (B Shares)	22,760	571,120
Beijer Ref AB (B Shares)	67,378	1,383,964
Betsson AB (B Shares)	26,323	183,292
BHG Group AB (a)	23,525	270,779
BICO Group AB (a)	8,676	435,416
Bilia AB (A Shares)	24,304	431,574
Billerud AB	47,096	984,366
BioGaia AB	4,704	289,207
Biotage AB (A Shares)	18,290	591,209
Boliden AB	70,497	2,486,439
Bonava AB	21,786	214,993
Boozt AB (a)(c)	12,629	212,787
Bravida Holding AB (c)	55,141	828,913
Bure Equity AB	17,062	791,114
Camurus AB (a)	8,701	163,524
Castellum AB	70,069	1,863,503
Catena AB	8,751	532,927
Cellavision AB	6,730	306,094
Cint Group AB	27,199	410,455
Clas Ohlson AB (B Shares)	13,538	145,658
Cloetta AB	83,904	266,328
Coor Service Management Holding AB (c)	35,080	340,261
Corem Property Group AB	200,916	666,757
Creades AB (A Shares)	9,155	127,283
Dios Fastigheter AB	25,297	294,415
Dometic Group AB (c)	77,618	1,128,389
Dustin Group AB (c)	13,417	164,197
Electrolux AB (B Shares)	60,259	1,367,545
Electrolux Professional AB (a)	66,588	513,289
Elekta AB (B Shares)	101,515	1,178,747
Embracer Group AB (a)	134,800	1,253,194
Epiroc AB:
(A Shares)	180,810	4,499,196
(B Shares)	94,747	2,013,429
EQT AB	77,815	4,100,963
Ericsson (B Shares)	776,296	8,473,587
Essity AB (B Shares)	161,522	5,224,827
Evolution AB (c)	46,376	7,501,809
Fabege AB	72,702	1,229,195
Fastighets AB Balder (a)	31,258	2,264,640
Fingerprint Cards AB (a)(b)	70,215	168,179
Fortnox AB	14,345	1,015,575
Getinge AB (B Shares)	61,411	2,748,049
Granges AB	38,219	415,879
H&M Hennes & Mauritz AB (B Shares)	201,051	3,769,589
Hansa Medical AB (a)	8,952	101,466
Hexagon AB (B Shares)	517,274	8,324,853
HEXPOL AB (B Shares)	90,885	1,061,454
HMS Networks AB	7,452	425,184
Holmen AB (B Shares)	28,289	1,254,361
Hufvudstaden AB (A Shares)	29,333	468,618
Husqvarna AB (B Shares)	114,455	1,627,932
ICA Gruppen AB	26,429	1,366,381
Industrivarden AB:
(A Shares)	36,750	1,211,877
(C Shares)	39,924	1,296,554
Indutrade AB	70,740	2,058,445
Instalco AB	12,896	683,242
Intrum AB	17,796	503,958
Investment AB Oresund	12,432	216,272
Investor AB (B Shares)	475,370	10,954,323
INVISIO AB	13,582	245,450
Inwido AB	20,618	378,125
JM AB (B Shares)	22,520	911,237
Karo Bio AB (a)	16,144	106,399
Kinnevik AB (B Shares) (a)	67,778	2,656,901
Kungsleden AB	44,372	609,676
L E Lundbergforetagen AB	20,723	1,193,479
Latour Investment AB (B Shares)	40,136	1,454,393
Lifco AB	61,653	1,795,461
Lindab International AB	24,017	786,957
Loomis AB (B Shares)	25,074	677,068
Lundin Petroleum AB	58,160	2,297,144
Mekonomen AB (a)	8,758	180,504
MIPS AB	7,263	877,006
Modern Times Group MTG AB (a)	5,335	61,066
Modern Times Group MTG AB (B Shares) (a)	22,814	261,134
Munters Group AB (c)	45,362	334,880
Mycronic AB	19,870	460,888
NCC AB (B Shares)	21,279	368,443
Nibe Industrier AB (B Shares)	379,216	5,645,408
Nobia AB	44,603	274,484
Nobina AB (c)	24,778	237,163
Nolato AB (B Shares)	55,720	735,753
Nordic Entertainment Group AB (B Shares) (a)	22,934	1,326,690
Nordnet AB	28,486	546,136
Nordnet AB (B Shares) (a)(d)	492	0
Nyfosa AB	60,081	1,013,709
Oncopeptides AB (a)(b)(c)	21,169	9,574
Pandox AB (a)	21,609	380,950
Paradox Interactive AB	9,173	134,583
Peab AB	71,144	892,199
PowerCell Sweden AB (a)	20,661	461,432
Ratos AB (B Shares)	60,086	345,488
Resurs Holding AB (c)	72,162	388,203
Saab AB (B Shares)	21,340	593,385
Sagax AB	42,520	1,663,568
Samhallsbyggnadsbolaget I Norden AB (B Shares)	256,938	1,723,292
Sandvik AB	304,096	7,711,484
SAS AB (a)	813,408	141,551
Scandic Hotels Group AB (a)(b)(c)	88,522	426,736
Sdiptech AB (a)	8,356	435,411
Securitas AB (B Shares)	84,657	1,399,778
Sinch AB (a)(c)	137,918	2,615,271
Skandinaviska Enskilda Banken AB (A Shares)	428,490	6,698,275
Skanska AB (B Shares)	88,725	2,252,218
SKF AB (B Shares)	101,426	2,350,230
SSAB Svenskt Stal AB:
(A Shares) (a)	69,911	398,073
(B Shares) (a)	144,028	718,128
Stillfront Group AB (a)	103,849	463,378
Storytel AB (a)	8,904	175,529
Svenska Cellulosa AB SCA (B Shares)	160,378	2,500,537
Svenska Handelsbanken AB (A Shares)	388,148	4,449,084
Sweco AB (B Shares)	59,095	940,648
Swedbank AB (A Shares)	236,335	5,125,178
Swedencare AB	19,559	322,263
Swedish Match Co. AB	410,682	3,614,269
Swedish Orphan Biovitrum AB (a)	56,973	1,545,728
Tele2 AB (B Shares)	134,553	1,898,125
Telia Co. AB	707,876	2,785,593
Thule Group AB (c)	29,183	1,681,387
Tobii AB (a)	21,624	156,364
Trelleborg AB (B Shares)	66,005	1,507,555
Troax Group AB	9,914	406,349
Vitrolife AB	16,704	1,087,277
Volvo AB:
(A Shares)	23,169	547,121
(B Shares)	409,452	9,531,631
Wallenstam AB (B Shares)	46,128	807,831
Wihlborgs Fastigheter AB	38,034	899,920
Xvivo Perfusion AB (a)	8,364	332,106

TOTAL SWEDEN		229,330,886

Switzerland - 6.0%
ABB Ltd. (Reg.)	473,383	15,661,040
Adecco SA (Reg.)	42,094	2,118,033
Alcon, Inc. (Switzerland)	133,868	11,062,094
Allreal Holding AG	5,133	1,085,353
ALSO Holding AG	2,031	601,137
ams AG (a)	79,231	1,565,409
APG SGA SA (a)	936	211,612
Arbonia AG	15,112	328,120
Aryzta AG (a)	239,247	312,777
Ascom Holding AG (Reg.) (a)	12,241	190,113
Autoneum Holding AG (a)	768	120,115
Bachem Holding AG (B Shares)	1,425	1,145,478
Baloise Holdings AG	13,393	2,135,625
Banque Cantonale Vaudoise	10,371	834,800
Barry Callebaut AG	1,020	2,359,502
Basilea Pharmaceutica AG (a)	6,409	299,591
Belimo Holding AG (Reg.)	2,641	1,534,526
Bell AG	594	190,734
BKW AG	7,232	957,316
Bobst Group SA (a)	2,262	184,300
Bossard Holding AG	1,692	620,917
Bucher Industries AG	2,343	1,181,224
Burckhardt Compression Holding AG	862	362,462
Burkhalter Holding AG	979	70,784
Bystronic AG	431	592,178
Cembra Money Bank AG	8,387	559,225
Clariant AG (Reg.)	65,549	1,378,849
Coca-Cola HBC AG	53,071	1,839,726
Comet Holding AG	2,352	873,395
Compagnie Financiere Richemont SA Series A	140,281	17,359,842
Credit Suisse Group AG	686,936	7,145,310
Daetwyler Holdings AG	1,913	742,760
DKSH Holding AG	9,583	767,184
Dorma Kaba Holding AG	869	643,967
Dufry AG (a)	24,196	1,281,089
EFG International	32,896	231,019
Emmi AG	571	595,259
Ems-Chemie Holding AG	1,770	1,754,341
Flughafen Zuerich AG (a)	4,492	809,502
Forbo Holding AG (Reg.)	336	652,477
Galenica AG (c)	15,291	1,118,935
GAM Holding Ltd. (a)	49,524	79,781
Geberit AG (Reg.)	9,685	7,560,985
Georg Fischer AG (Reg.)	1,186	1,794,026
Givaudan SA	2,442	11,492,549
Gurit-Heberlein AG (Bearer)	165	286,173
Helvetia Holding AG (Reg.)	10,327	1,229,405
Holcim Ltd.	141,739	7,076,114
Huber+Suhner AG	5,934	527,553
Idorsia Ltd. (a)	31,746	653,227
Implenia AG (a)	2,895	59,064
INFICON Holding AG	451	577,296
Interroll Holding AG	193	936,965
Intershop Holding AG	375	234,682
Julius Baer Group Ltd.	61,193	4,426,218
Kardex AG	1,999	615,682
Komax Holding AG (Reg.) (a)	1,158	294,938
Kuehne & Nagel International AG	14,661	4,616,390
Landis+Gyr Group AG	5,806	399,495
LEM Holding SA	200	484,928
Leonteq AG	4,296	284,336
Lindt & Spruengli AG	26	3,120,795
Lindt & Spruengli AG (participation certificate)	304	3,582,525
Logitech International SA (Reg.)	47,521	3,955,931
Lonza Group AG	19,982	16,381,050
Medacta Group SA (a)(c)	1,949	326,962
medmix AG (c)	5,316	254,159
Meyer Burger Technology AG (a)	760,354	363,070
Mobimo Holding AG	2,093	705,210
Molecular Partners AG (a)	5,545	104,166
Nestle SA (Reg. S)	763,420	100,700,616
Novartis AG	590,578	48,848,323
OC Oerlikon Corp. AG (Reg.)	58,444	593,313
Orior AG	2,423	248,757
Partners Group Holding AG	6,022	10,506,930
PSP Swiss Property AG	13,112	1,638,284
Roche Holding AG:
(Bearer)	23,130	9,928,014
(participation certificate)	171,454	66,420,284
Schindler Holding AG:
(participation certificate)	10,122	2,633,312
(Reg.)	6,163	1,580,464
Schweiter Technologies AG	312	447,759
Sensirion Holding AG (a)(c)	4,169	600,125
SFS Group AG	4,828	649,639
SGS SA (Reg.)	1,619	4,788,392
Siegfried Holding AG	1,207	1,159,411
Siemens Energy AG (a)	110,234	3,162,825
Sig Combibloc Group AG	83,985	2,194,104
Sika AG	38,032	12,876,715
Softwareone Holding AG	25,677	594,531
Sonova Holding AG	14,554	6,013,301
St.Galler Kantonalbank AG	1,044	481,180
Stadler Rail AG (b)	15,861	696,387
Straumann Holding AG	2,737	5,685,642
Sulzer AG (Reg.)	5,316	522,833
Swatch Group AG (Bearer)	8,395	2,303,215
Swatch Group AG (Bearer) (Reg.)	11,854	629,728
Swiss Life Holding AG	8,598	4,719,697
Swiss Prime Site AG	21,695	2,203,621
Swiss Re Ltd.	79,633	7,709,337
Swisscom AG	6,737	3,667,235
Swissquote Group Holding SA	2,674	541,459
Tecan Group AG	3,460	2,116,208
Temenos Group AG	19,381	2,960,281
u-blox Holding AG (a)	2,135	156,231
UBS Group AG	977,306	17,766,774
Valiant Holding AG	5,748	568,773
Valora Holding AG (a)	1,318	250,760
VAT Group AG (c)	7,079	3,380,230
Vetropack Holding AG	5,935	364,942
Vifor Pharma AG	13,608	1,755,248
Vontobel Holdings AG	8,061	745,704
VZ Holding AG	4,915	499,767
Ypsomed Holding AG	1,243	206,352
Zehnder Group AG	2,713	291,864
Zur Rose Group AG (a)	2,532	898,755
Zurich Insurance Group Ltd.	39,817	17,647,721

TOTAL SWITZERLAND		510,256,838

Taiwan - 4.3%
Accton Technology Corp.	143,000	1,250,512
Acer, Inc.	931,000	869,312
ADATA Technology Co. Ltd.	85,000	253,367
Adimmune Corp.	121,000	190,984
Advanced Ceramic X Corp.	15,000	184,773
Advantech Co. Ltd.	112,741	1,469,743
AP Memory Technology Corp.	22,000	425,067
ASE Technology Holding Co. Ltd.	915,718	3,271,247
Asia Cement Corp.	569,000	905,250
Asia Optical Co., Inc.	103,000	327,366
Asia Pacific Telecom Co. Ltd. (a)	465,723	137,651
Asia Vital Components Co. Ltd.	113,000	336,423
ASMedia Technology, Inc.	7,000	408,511
ASPEED Tech, Inc.	6,000	596,876
ASUSTeK Computer, Inc.	188,000	2,383,336
AU Optronics Corp.	2,166,000	1,486,574
Bank of Kaohsiung Co. Ltd.	895,380	361,753
Brighton-Best International Taiwan, Inc.	165,000	205,917
Capital Securities Corp.	923,490	502,456
Catcher Technology Co. Ltd.	192,000	1,110,145
Cathay Financial Holding Co. Ltd.	2,186,216	4,561,650
Center Laboratories, Inc.	111,277	265,754
Century Iron & Steel Industrial Co. Ltd.	45,000	182,618
Chang Hwa Commercial Bank	1,495,546	880,839
Cheng Loong Corp.	183,000	223,451
Cheng Shin Rubber Industry Co. Ltd.	652,000	798,463
Cheng Uei Precision Industries Co. Ltd.	125,000	173,281
Chicony Electronics Co. Ltd.	170,125	485,111
Chilisin Electronics Corp.	65,958	203,950
Chin-Poon Industrial Co. Ltd.	137,000	147,111
China Airlines Ltd. (a)	1,070,000	660,945
China Bills Finance Corp.	183,000	109,425
China Development Finance Holding Corp.	3,531,000	1,800,690
China Life Insurance Co. Ltd.	652,085	679,133
China Motor Co. Ltd.	50,800	126,430
China Petrochemical Development Corp. (a)	847,350	368,215
China Steel Chemical Corp.	55,000	243,940
China Steel Corp.	3,199,000	3,860,169
Chipbond Technology Corp.	186,000	429,513
ChipMOS TECHNOLOGIES, Inc.	168,000	278,441
Chroma ATE, Inc.	109,000	708,529
Chung Hung Steel Co. Ltd.	224,000	282,363
Chunghwa Precision Test Tech Co. Ltd.	6,000	170,874
Chunghwa Telecom Co. Ltd.	1,040,000	4,121,574
Clevo Co. Ltd.	228,000	282,083
Compal Electronics, Inc.	1,231,000	1,080,910
Compeq Manufacturing Co. Ltd.	296,000	428,932
Coretronic Corp.	107,000	220,571
CTBC Financial Holding Co. Ltd.	5,083,960	4,235,873
CTCI Corp.	140,000	183,265
Delta Electronics, Inc.	526,000	4,628,120
E Ink Holdings, Inc.	227,000	749,194
E.SUN Financial Holdings Co. Ltd.	3,199,440	3,050,642
ECLAT Textile Co. Ltd.	58,060	1,265,664
EirGenix, Inc. (a)	52,000	202,622
Elan Microelectronics Corp.	114,500	686,712
Elite Material Co. Ltd.	75,000	647,782
Elite Semiconductor Memory Technology, Inc.	76,000	388,939
eMemory Technology, Inc.	18,000	1,486,802
Ennoconn Corp.	41,248	272,567
ENNOSTAR, Inc. (a)	229,000	600,359
Episil Technologies Incorp (a)	109,000	596,965
Eternal Materials Co. Ltd.	263,291	347,966
EVA Airways Corp.	704,040	476,608
Evergreen Marine Corp. (Taiwan)	682,878	2,440,164
Everlight Electronics Co. Ltd.	189,000	335,985
Far Eastern Department Stores Co. Ltd.	228,000	180,959
Far Eastern New Century Corp.	978,000	1,022,079
Far EasTone Telecommunications Co. Ltd.	392,000	861,569
Feng Hsin Iron & Steel Co.	114,000	320,567
Feng Tay Enterprise Co. Ltd.	121,758	944,505
Firich Enterprise Co. Ltd.	129,512	149,303
First Financial Holding Co. Ltd.	2,964,699	2,438,197
Fitipower Integrated Technology, Inc.	38,159	291,897
FLEXium Interconnect, Inc.	89,940	310,405
FocalTech Systems Co. Ltd.	59,000	339,020
Formosa Chemicals & Fibre Corp.	1,014,000	2,931,478
Formosa Petrochemical Corp.	317,000	1,138,445
Formosa Plastics Corp.	1,054,000	4,069,133
Formosa Taffeta Co. Ltd.	219,000	235,949
Foxconn Technology Co. Ltd.	397,010	980,940
Fubon Financial Holding Co. Ltd.	2,109,877	5,576,834
Fusheng Precision Co. Ltd.	40,000	270,785
Genius Electronic Optical Co. Ltd.	21,792	334,569
Getac Holdings Corp.	114,000	214,121
Giant Manufacturing Co. Ltd.	92,000	1,065,541
Gigabyte Technology Co. Ltd.	136,000	549,470
Global Unichip Corp.	32,000	687,233
GlobalWafers Co. Ltd.	58,000	1,583,049
Gold Circuit Electronics Ltd.	148,000	352,925
Goldsun Development & Construction Co. Ltd.	411,101	379,432
Grand Pacific Petrochemical Corp.	388,000	376,226
Grape King Bio Ltd.	32,000	186,173
Great Wall Enterprise Co. Ltd.	184,881	356,549
Greatek Electronics, Inc.	109,000	311,205
HannStar Display Corp.	774,000	391,934
Highwealth Construction Corp.	229,900	371,126
HIWIN Technologies Corp.	82,695	917,678
Holystone Enterprise Co. Ltd.	40,000	169,510
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,384,600	13,006,005
Hota Industrial Manufacturing Co. Ltd.	59,014	198,585
Hotai Motor Co. Ltd.	84,000	1,846,220
HTC Corp. (a)	269,000	633,737
Hua Nan Financial Holdings Co. Ltd.	2,428,648	1,774,932
Huaku Development Co. Ltd.	97,000	317,005
IBF Financial Holdings Co. Ltd.	586,453	334,875
Innolux Corp.	2,571,000	1,541,954
International CSRC Investment Holdings Co.	227,579	196,154
International Games Systems Co. Ltd.	16,000	410,271
Inventec Corp.	877,000	836,213
ITEQ Corp.	103,931	479,624
Jentech Precision Industrial Co. Ltd.	17,000	225,283
Kenda Rubber Industrial Co. Ltd.	146,622	161,129
King Slide Works Co. Ltd.	24,000	368,037
King Yuan Electronics Co. Ltd.	441,000	629,548
King's Town Bank	296,000	441,156
Kinpo Electronics, Inc.	434,000	202,622
Kinsus Interconnect Technology Corp.	74,000	648,447
LandMark Optoelectronics Corp.	21,000	134,620
Largan Precision Co. Ltd.	29,000	2,155,863
Lien Hwa Industrial Corp.	228,681	458,265
Lite-On Technology Corp.	551,009	1,213,031
Lotes Co. Ltd.	23,444	486,645
Macronix International Co. Ltd.	495,380	697,393
Makalot Industrial Co. Ltd.	60,701	528,640
MediaTek, Inc.	413,000	13,541,713
Medigen Vaccine Biologics Corp. (a)	43,000	370,623
Mega Financial Holding Co. Ltd.	2,967,000	3,558,908
Merida Industry Co. Ltd.	52,000	539,702
Merry Electronics Co. Ltd.	86,006	253,895
Micro-Star International Co. Ltd.	205,000	1,030,706
Microbio Co. Ltd.	88,954	202,219
MiTAC Holdings Corp.	353,483	364,972
momo.com, Inc.	14,700	944,981
Nan Ya Plastics Corp.	1,469,000	4,489,564
Nan Ya Printed Circuit Board Corp.	65,000	1,144,999
Nankang Rubber Tire Co. Ltd.	113,000	162,327
Nantex Industry Co. Ltd.	74,000	216,592
Nanya Technology Corp.	374,000	893,194
Nien Made Enterprise Co. Ltd.	40,000	548,752
Novatek Microelectronics Corp.	153,000	2,283,049
Nuvoton Technology Corp.	82,000	376,944
OBI Pharma, Inc. (a)	38,389	146,828
Oneness Biotech Co. Ltd. (a)	71,000	668,055
Pan Jit International, Inc.	75,000	303,017
PChome Online, Inc.	38,062	198,204
Pegatron Corp.	571,000	1,394,433
Phison Electronics Corp.	52,000	729,251
PixArt Imaging, Inc.	56,000	316,753
Pou Chen Corp.	880,000	1,077,680
Powertech Technology, Inc.	209,000	731,068
Poya International Co. Ltd.	20,610	367,864
President Chain Store Corp.	157,000	1,584,378
Primax Electronics Ltd.	192,000	355,109
Qisda Corp.	720,000	801,580
Quanta Computer, Inc.	741,000	2,075,705
Radiant Opto-Electronics Corp.	156,000	545,118
RDC Semiconductor Co. Ltd. (a)	15,000	213,324
Realtek Semiconductor Corp.	123,000	2,204,238
RichWave Technology Corp.	21,000	217,202
Ruentex Development Co. Ltd.	379,700	966,807
Ruentex Industries Ltd.	123,500	481,226
SerComm Corp.	96,000	219,616
Shin Kong Financial Holding Co. Ltd.	3,387,410	1,193,410
Shin Zu Shing Co. Ltd.	42,279	151,381
Shinkong Synthetic Fiber Co.	462,000	312,756
Simplo Technology Co. Ltd.	78,000	837,565
SINBON Electronics Co. Ltd.	59,000	487,341
Sino-American Silicon Products, Inc.	130,000	884,719
Sinopac Holdings Co.	2,636,495	1,339,788
Sitronix Technology Corp.	32,000	306,267
St.Shine Optical Co. Ltd.	17,000	179,799
Standard Foods Corp.	115,714	215,263
Synnex Technology International Corp.	448,100	865,785
Systex Corp.	54,000	167,362
Ta Chen Stainless Pipe Co. Ltd.	447,629	709,744
Taichung Commercial Bank Co. Ltd.	1,665,343	714,701
TaiDoc Technology Corp.	23,000	144,137
TaiMed Biologics, Inc. (a)	52,000	124,748
Tainan Spinning Co. Ltd.	286,000	233,155
Taishin Financial Holdings Co. Ltd.	2,787,585	1,827,022
Taiwan Business Bank	1,894,186	643,527
Taiwan Cement Corp.	1,488,110	2,578,607
Taiwan Cooperative Financial Holding Co. Ltd.	2,749,857	2,231,883
Taiwan Fertilizer Co. Ltd.	241,000	587,678
Taiwan Glass Industry Corp.	422,000	413,740
Taiwan High Speed Rail Corp.	458,000	477,820
Taiwan Hon Chuan Enterprise Co. Ltd.	117,000	273,539
Taiwan Mobile Co. Ltd.	452,000	1,592,430
Taiwan Paiho Ltd.	76,000	235,820
Taiwan Secom Co.	64,000	230,993
Taiwan Semiconductor Manufacturing Co. Ltd.	6,611,000	140,103,561
Taiwan Surface Mounting Technology Co. Ltd.	69,000	277,536
Taiwan Union Technology Corp.	98,000	336,111
TCI Co. Ltd.	25,557	206,971
TECO Electric & Machinery Co. Ltd.	583,000	631,261
The Shanghai Commercial & Savings Bank Ltd.	917,842	1,450,352
Tong Hsing Electronics Industries Ltd.	57,286	543,132
Tong Yang Industry Co. Ltd.	168,000	203,929
Topco Scientific Co. Ltd.	76,304	378,163
Transcend Information, Inc.	79,000	191,507
Tripod Technology Corp.	168,000	708,924
TTY Biopharm Co. Ltd.	59,000	145,355
Tung Ho Steel Enterprise Corp.	212,000	307,588
Tung Thih Electronic Co. Ltd.	25,000	180,014
TXC Corp.	78,000	287,125
U-Ming Marine Transport Corp.	143,000	270,131
Uni-President Enterprises Corp.	1,245,000	2,977,806
Unimicron Technology Corp.	346,000	2,360,927
Unitech Printed Circuit Board Corp. (a)	191,000	124,155
United Integrated Services Co.	39,000	257,012
United Microelectronics Corp.	3,217,000	6,669,658
United Renewable Energy Co. Ltd. (a)	342,796	294,230
USI Corp.	218,000	269,319
Vanguard International Semiconductor Corp.	282,000	1,463,423
Visual Photonics Epitaxy Co. Ltd.	44,000	222,015
Voltronic Power Technology Corp.	18,075	1,054,835
Wafer Works Corp.	171,511	395,439
Walsin Lihwa Corp.	844,000	786,561
Walsin Technology Corp.	99,875	541,610
Wan Hai Lines Ltd.	161,700	929,143
Win Semiconductors Corp.	93,389	1,199,015
Winbond Electronics Corp.	837,363	790,901
Wistron Corp.	768,829	806,242
Wistron NeWeb Corp.	109,460	304,656
Wiwynn Corp.	24,000	766,242
WPG Holding Co. Ltd.	493,760	920,314
WT Microelectronics Co. Ltd.	187,235	422,279
XinTec, Inc.	66,000	319,986
Yageo Corp.	108,129	1,685,329
Yang Ming Marine Transport Corp. (a)	431,000	1,493,679
YFY, Inc.	290,000	333,273
Yieh Phui Enterprise Co. (a)	265,568	236,527
Yuanta Financial Holding Co. Ltd.	2,456,920	2,179,419
Yulon Motor Co. Ltd.	194,364	286,887

TOTAL TAIWAN		366,077,635

Thailand - 0.6%
Advanced Info Service PCL (For. Reg.)	207,800	1,183,671
Advanced Information Service PCL NVDR	372,800	2,123,544
AEON Thana Sinsap Thailand PCL	19,200	108,210
Airports of Thailand PCL:
(depositary receipt)	1,895,900	3,685,520
(For. Reg.)	20,200	39,268
AP Thailand PCL NVDR	2,288,900	610,511
Asset World Corp. PCL (a)	2,400,600	329,920
B. Grimm Power PCL (For. Reg.)	267,600	342,767
Bangchak Corp. PCL (For. Reg.)	266,300	220,713
Bangkok Bank PCL (For. Reg.)	142,700	526,846
Bangkok Chain Hospital PCL	273,800	167,515
Bangkok Commercial Asset Management PCL	444,400	254,479
Bangkok Dusit Medical Services PCL:
unit	1,988,200	1,408,159
(For. Reg.)	1,755,900	1,243,630
Bangkok Expressway and Metro PCL	2,773,700	752,360
Bangkok Land PCL	2,816,000	93,357
Banpu PCL:
(For. Reg.)	844,800	290,257
NVDR	774,800	266,206
Berli Jucker PCL (For. Reg)	296,700	301,797
BTS Group Holdings PCL:
warrants 11/7/24 (a)	141,070	1,412
warrants 11/20/26 (a)	282,140	1,373
(For. Reg.)	1,410,700	406,033
Bumrungrad Hospital PCL (For. Reg.)	112,800	494,647
Carabao Group PCL NVDR	367,600	1,373,791
Central Pattana PCL (For. Reg.)	494,900	883,750
Central Retail Corp. PCL	702,983	736,247
CH. Karnchang PCL	388,600	255,319
Charoen Pokphand Foods PCL (For. Reg.)	726,960	553,217
Chularat Hospital PCL	1,771,600	202,896
Com7 PCL	528,000	1,141,772
CP ALL PCL (For. Reg.)	1,189,800	2,294,973
Delta Electronics PCL (For. Reg.)	71,300	893,936
Dynasty Ceramic PCL (For. Reg.)	1,960,860	174,929
Electricity Generating PCL (For. Reg.)	81,000	435,759
Energy Absolute PCL (For. Reg.)	372,400	735,148
Energy Earth PCL (a)(d)	7,600	0
Global Power Synergy Public Co. Ltd.	180,500	424,322
Gulf Energy Development PCL (For. Reg.)	410,500	535,085
Gunkul Engineering PCL	1,929,339	313,997
Hana Microelectronics PCL (For. Reg.)	154,400	372,272
Home Product Center PCL (For. Reg.)	1,427,700	628,222
Indorama Ventures PCL (For. Reg.)	476,600	603,291
Intouch Holdings PCL (For. Reg.)	287,200	651,350
IRPC PCL (For. Reg.)	2,406,200	311,834
Jay Mart PCL unit	232,500	290,800
JMT Network Services PCL	154,900	227,588
KCE Electronics PCL	228,200	598,354
Kiatnakin Bank PCL (For. Reg.)	34,900	63,110
Krung Thai Bank PCL (For. Reg.)	599,200	207,679
Krungthai Card PCL (For. Reg.)	264,900	461,060
Land & House PCL (For. Reg.)	1,812,800	461,668
Major Cineplex Group PCL (For. Reg.) (a)	300,500	192,907
Minor International PCL:
unit (a)	634,600	626,376
(For. Reg.) (a)	578,249	570,755
Muangthai Leasing PCL	195,300	356,108
Osotspa PCL	118,600	117,063
PTG Energy PCL	341,200	160,420
PTT Exploration and Production PCL (For. Reg.)	321,100	1,137,108
PTT Global Chemical PCL (For. Reg.)	441,700	835,343
PTT Oil & Retail Business PCL (For. Reg.)	650,800	539,391
PTT PCL (For. Reg.)	2,469,500	2,828,240
Quality Houses PCL	2,204,300	152,800
Ratchaburi Electric Generating Holding PCL (For. Reg.)	130,200	178,544
SCG Packaging PCL NVDR	819,500	1,586,886
Siam Cement PCL (For. Reg.)	177,000	2,107,143
Siam Commercial Bank PCL (For. Reg.)	149,400	567,342
Sino-Thai Engineering & Construction PCL (For. Reg.)	521,300	216,816
Sri Trang Agro-Industry PCL	263,160	257,767
Sri Trang Gloves Thailand PCL	279,400	256,832
Srisawad Corp. PCL (For. Reg.)	187,130	360,950
Star Petroleum Refining PCL (a)	469,800	148,671
Supalai PCL (For. Reg.)	381,875	269,315
Super Energy Corp. PCL	3,368,100	98,465
Thai Airways International PCL (For. Reg.) (a)(d)	126,000	12,608
Thai Oil PCL (For. Reg.)	262,400	440,892
Thai Union Frozen Products PCL (For. Reg.)	817,400	514,878
Thai Vegetable Oil PCL	141,800	133,552
Thanachart Capital PCL (For. Reg.)	117,000	124,299
Thonburi Healthcare Group PCL NVDR	309,200	314,512
Thoresen Thai Agencies PCL unit	975,200	340,938
TQM Corp. PCL	222,400	703,797
True Corp. PCL (For. Reg.)	2,301,300	281,594
TTW PCL	454,400	160,231
VGI PCL	1,713,100	343,343
WHA Corp. PCL	1,819,200	185,319

TOTAL THAILAND		47,805,769

Turkey - 0.1%
Akbank TAS	952,004	580,273
Anadolu Efes Biracilik Ve Malt Sanayii A/S	118,490	273,609
Aselsan A/S	258,060	441,016
Bera Holding A/S (a)	101,966	102,030
Bim Birlesik Magazalar A/S JSC	146,924	949,795
Coca-Cola Icecek Sanayi A/S	25,886	229,134
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	629,902	129,073
Eregli Demir ve Celik Fabrikalari T.A.S.	400,160	819,550
Ford Otomotiv Sanayi A/S	21,798	420,814
Haci Omer Sabanci Holding A/S	463,412	536,004
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S Class D (a)	281,354	218,317
Koc Holding A/S	258,317	633,567
Petkim Petrokimya Holding A/S	682,033	463,249
TAV Havalimanlari Holding A/S (a)	53,768	148,653
Tekfen Holding A/S	93,195	146,665
Turk Hava Yollari AO (a)	101,508	158,059
Turk Sise ve Cam Fabrikalari A/S	586,695	528,477
Turkcell Iletisim Hizmet A/S	433,832	689,962
Turkiye Garanti Bankasi A/S	581,114	595,379
Turkiye Is Bankasi A/S Series C	631,212	369,640
Turkiye Petrol Rafinerileri A/S (a)	32,391	471,007
Ulker Biskuvi Sanayi A/S	63,602	133,502
Yapi ve Kredi Bankasi A/S	842,918	239,356

TOTAL TURKEY		9,277,131

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC	780,010	1,762,543
Abu Dhabi National Oil Co. for Distribution PJSC	882,669	1,028,497
Air Arabia PJSC (a)	858,937	325,040
Aldar Properties PJSC (a)	1,128,081	1,240,746
Dana Gas PJSC	1,524,959	427,619
Dubai Investments Ltd. (a)	739,247	342,137
Dubai Islamic Bank Pakistan Ltd. (a)	630,600	877,276
Emaar Properties PJSC (a)	1,065,895	1,163,644
Emirates NBD Bank PJSC	670,166	2,545,177
Emirates Telecommunications Corp.	463,878	3,232,995
First Abu Dhabi Bank PJSC	1,192,628	5,785,941

TOTAL UNITED ARAB EMIRATES		18,731,615

United Kingdom - 8.8%
3i Group PLC	254,864	4,757,552
A.G. Barr PLC	31,889	216,681
AB Dynamics PLC	5,161	129,254
Abcam PLC (a)	66,447	1,504,082
Abrdn PLC	624,094	2,169,424
Admiral Group PLC	51,544	2,024,514
Advanced Medical Solutions Group PLC	70,253	312,470
Airtel Africa PLC (c)	198,823	298,221
AJ Bell PLC	101,664	570,442
Anglo American PLC (United Kingdom)	346,305	13,174,483
Antofagasta PLC	104,914	2,046,734
AO World PLC (a)	92,130	184,462
Argo Blockchain PLC (a)	107,275	179,110
Ascential PLC (a)	115,478	638,471
Ashmore Group PLC	153,430	708,461
Ashtead Group PLC	121,977	10,222,893
ASOS PLC (a)	21,965	746,094
Associated British Foods PLC	99,449	2,433,485
Assura PLC	945,879	943,678
Aston Martin Lagonda Global Holdings PLC (a)(c)	18,240	426,357
AstraZeneca PLC (United Kingdom)	415,174	51,938,824
Auction Technology Group PLC	21,878	423,368
Auto Trader Group PLC (c)	254,890	2,113,149
Avacta Group PLC (a)	66,261	106,097
Avast PLC (c)	183,678	1,406,681
Aveva Group PLC	36,326	1,768,822
Aviva PLC	1,046,602	5,653,395
Avon Rubber PLC	7,443	198,120
Babcock International Group PLC (a)	65,672	286,972
BAE Systems PLC	848,789	6,400,007
Balfour Beatty PLC	263,277	915,182
Bank of Georgia Group PLC	14,643	304,202
Barclays PLC	4,487,423	12,382,931
Barratt Developments PLC	278,557	2,527,483
Beazley PLC (a)	161,282	860,818
Bellway PLC	30,889	1,400,509
Berkeley Group Holdings PLC	33,806	2,014,850
BHP Group PLC	563,922	14,894,059
Biffa PLC (a)(c)	130,608	711,399
Big Yellow Group PLC	56,178	1,137,091
Blue Prism Group PLC (a)	20,969	323,991
Bodycote PLC	54,696	598,459
BP PLC	5,455,090	26,134,800
Brewin Dolphin Holding PLC	87,289	449,765
British American Tobacco PLC (United Kingdom)	567,476	19,739,315
British Land Co. PLC	232,455	1,572,498
Britvic PLC	85,136	1,034,634
BT Group PLC (a)	2,394,455	4,551,658
Bunzl PLC	87,345	3,229,863
Burberry Group PLC	107,596	2,840,462
Bytes Technology Group PLC	91,458	668,380
Cairn Energy PLC	143,688	359,662
Capita Group PLC (a)	402,533	260,790
Capital & Counties Properties PLC	176,508	398,574
Carnival PLC (a)	46,428	937,179
Centrica PLC (a)	1,583,225	1,306,967
Ceres Power Holdings PLC (a)	30,525	520,099
Chemring Group PLC	77,212	309,080
Cineworld Group PLC (a)(b)	233,534	195,597
Civitas Social Housing PLC	185,403	238,256
Clinigen Group PLC	34,331	288,010
Close Brothers Group PLC	41,028	808,544
Coats Group PLC (a)	590,174	520,148
Compass Group PLC (a)	479,300	10,171,049
Computacenter PLC	18,604	684,888
ConvaTec Group PLC (c)	422,434	1,236,025
Countryside Properties PLC (a)(c)	132,667	854,065
Craneware PLC	6,621	206,595
Cranswick PLC	13,021	616,568
Crest Nicholson Holdings PLC	75,679	368,711
Croda International PLC	37,820	4,895,325
Currys PLC	291,396	484,131
Custodian (REIT) PLC	176,590	234,905
CVS Group PLC	18,402	628,342
Dechra Pharmaceuticals PLC	31,394	2,199,770
Derwent London PLC	27,351	1,265,924
Diageo PLC	616,989	30,696,245
Diploma PLC	36,089	1,483,664
Direct Line Insurance Group PLC	362,016	1,448,658
Diversified Gas & Oil PLC	260,645	411,638
Domino's Pizza UK & IRL PLC	133,178	705,349
Dr. Martens Ltd. (a)	132,159	667,035
Draper Esprit PLC (a)	46,445	614,647
Drax Group PLC	117,115	850,273
DS Smith PLC	369,737	1,940,018
Dunelm Group PLC	30,678	536,980
easyJet PLC (a)	84,765	722,712
Electrocomponents PLC	133,613	2,057,131
Elementis PLC (a)	172,963	330,208
EMIS Group PLC	19,237	354,885
Empiric Student Property PLC	182,726	221,312
Endeavour Mining PLC (b)	50,118	1,273,198
Energean PLC (a)	35,141	431,628
Equiniti Group PLC (a)(c)	121,323	296,209
Essentra PLC	86,347	343,284
Eurasia Mining PLC (a)	446,783	146,747
Euromoney Institutional Invest	28,566	409,705
Evraz PLC	145,972	1,241,770
FD Technologies PLC (a)	7,774	222,357
Ferrexpo PLC	78,493	335,155
Fever-Tree Drinks PLC	30,365	942,906
Firstgroup PLC (a)	312,935	431,693
Forterra PLC (c)	76,777	272,139
Frasers Group PLC (a)	51,038	449,472
Frontier Developments PLC (a)	5,036	169,888
Funding Circle Holdings PLC (a)(c)	38,228	82,138
Future PLC	31,095	1,501,343
Games Workshop Group PLC	9,652	1,274,032
Gamma Communications PLC	22,154	549,378
GB Group PLC	52,168	632,912
GCP Student Living PLC	128,039	368,854
Genuit Group PLC	72,143	655,576
Genus PLC	17,144	1,297,472
GlaxoSmithKline PLC	1,328,863	27,588,298
Grainger Trust PLC	205,169	867,061
Great Portland Estates PLC	62,730	628,416
Greatland Gold PLC (a)	923,782	219,346
Greggs PLC	27,502	1,149,837
Halfords Group PLC	79,925	291,392
Halma PLC	97,585	3,955,750
Hammerson PLC	823,246	362,332
Harbour Energy PLC (a)	56,470	271,569
Hargreaves Lansdown PLC	92,054	1,936,320
Hays PLC	446,881	1,015,221
Helical Bar PLC	24,389	153,537
Hikma Pharmaceuticals PLC	50,064	1,649,158
Hill & Smith Holdings PLC	24,095	604,765
Hochschild Mining PLC	81,798	159,633
HomeServe PLC	84,072	983,735
Hotel Chocolat Group Ltd. (a)	31,140	225,016
Howden Joinery Group PLC	162,605	2,046,859
HSBC Holdings PLC (United Kingdom)	5,420,795	32,661,213
Hunting PLC	34,510	80,005
Ibstock PLC (c)	131,633	359,572
IG Group Holdings PLC	109,745	1,191,770
IMI PLC	70,335	1,572,839
Imperial Brands PLC	255,095	5,383,280
Inchcape PLC	101,368	1,145,886
Indivior PLC (a)	201,220	669,723
Informa PLC (a)	397,880	2,828,230
IntegraFin Holdings PLC	76,090	595,120
InterContinental Hotel Group PLC (a)	51,140	3,582,208
Intermediate Capital Group PLC	85,413	2,561,103
Intertek Group PLC	43,471	2,912,145
Investec PLC	193,968	880,779
IP Group PLC	309,060	510,095
IQE PLC (a)	278,395	178,878
ITM Power PLC (a)(b)	110,108	736,866
ITV PLC (a)	1,103,572	1,625,831
J Sainsbury PLC	455,424	1,866,072
J.D. Wetherspoon PLC (a)	36,132	505,858
JD Sports Fashion PLC	150,613	2,242,601
Jet2 PLC (a)	42,576	710,571
John Wood Group PLC (a)	184,166	538,106
Johnson Matthey PLC	56,202	2,102,094
Jupiter Fund Management PLC	129,235	441,100
Just Group PLC (a)	239,045	300,646
Kainos Group PLC	22,139	599,907
Keller Group PLC	17,202	215,878
Keywords Studios PLC	19,541	758,427
Kingfisher PLC	556,216	2,552,805
Land Securities Group PLC	205,361	1,930,791
Learning Technologies Group PLC	166,265	445,527
Legal & General Group PLC	1,595,137	6,306,758
Liontrust Asset Management PLC	18,772	560,051
Lloyds Banking Group PLC	19,107,428	13,076,754
London Stock Exchange Group PLC	88,346	8,599,928
Londonmetric Properity PLC	335,589	1,200,533
LXI REIT PLC	190,083	381,883
M&G PLC	657,429	1,797,649
Marks & Spencer Group PLC (a)	534,229	1,342,335
Marshalls PLC	63,886	619,450
Marston's PLC (a)	147,334	160,299
Mediclinic International PLC (London) (a)	131,974	603,247
Meggitt PLC (a)	211,396	2,169,795
Melrose Industries PLC	1,158,067	2,500,929
Micro Focus International PLC	85,874	420,823
Mitchells & Butlers PLC (a)	68,521	237,437
Mitie Group PLC (a)	346,576	310,197
Mondi PLC	129,891	3,244,162
Moneysupermarket.com Group PLC	140,588	407,892
Morgan Advanced Materials PLC	82,475	390,534
Morgan Sindall PLC	11,793	367,169
National Express Group PLC Class L (a)	138,467	433,195
National Grid PLC	924,338	11,834,817
NatWest Group PLC	1,528,450	4,624,882
NCC Group Ltd.	93,834	319,115
Network International Holdings PLC (a)(c)	119,832	530,035
Next PLC	36,012	3,925,981
Ninety One PLC	113,922	406,608
NMC Health PLC (a)	17,953	3,411
Ocado Group PLC (a)	129,530	3,196,147
On The Beach Group PLC (a)(c)	37,490	153,151
OSB Group PLC	135,631	937,370
Pagegroup PLC	90,074	818,518
Paragon Banking Group PLC	85,513	641,903
Pearson PLC	202,982	1,670,262
Pennon Group PLC	85,221	1,359,896
Persimmon PLC	81,859	3,048,286
Petropavlovsk PLC (a)(b)	780,680	254,706
Pets At Home Group PLC	159,924	1,055,800
Phoenix Group Holdings PLC	163,879	1,472,600
Premier Foods PLC	237,218	356,460
Primary Health Properties PLC	360,139	757,046
Provident Financial PLC (a)	59,738	301,347
Prudential PLC (a)	701,884	14,355,619
PZ Cussons PLC Class L	76,203	224,218
QinetiQ Group PLC	177,962	656,123
Quilter PLC (c)	472,790	1,006,789
Rathbone Brothers PLC	26,708	720,790
Reach PLC	96,647	418,623
Reckitt Benckiser Group PLC	190,968	15,503,315
Redde Northgate PLC	73,477	400,217
Redrow PLC	82,103	724,960
RELX PLC (London Stock Exchange)	505,345	15,657,595
Renishaw PLC	10,684	734,735
Rentokil Initial PLC	501,687	4,039,859
Restore PLC	34,718	225,213
Rightmove PLC	227,483	2,152,479
Rio Tinto PLC	301,102	18,774,149
Rolls-Royce Holdings PLC (a)	2,253,348	4,066,934
Rotork PLC	257,637	1,248,871
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,101,063	25,224,120
Class B (United Kingdom)	987,340	22,658,186
Royal Mail PLC	226,372	1,302,715
RWS Holdings PLC	90,222	768,004
S4 Capital PLC (a)	79,231	787,213
Sabre Insurance Group PLC (c)	68,008	183,166
Safestore Holdings PLC	62,900	1,034,703
Sage Group PLC	296,013	2,879,512
Savills PLC	44,461	862,812
Schroders PLC	32,969	1,633,334
Segro PLC	326,617	5,777,368
Senior Engineering Group PLC (a)	101,169	221,805
Serco Group PLC	401,893	694,663
Severn Trent PLC	66,905	2,506,990
Shaftesbury PLC	46,943	401,203
Smart Metering Systems PLC	45,791	511,365
Smith & Nephew PLC	235,741	4,071,265
Smiths Group PLC	109,497	2,031,245
Softcat PLC	30,876	821,021
Spectris PLC	30,947	1,594,149
Spirax-Sarco Engineering PLC	19,580	4,181,548
Spire Healthcare Group PLC (a)(c)	59,808	192,348
Spirent Communications PLC	184,736	728,123
SSE PLC	276,731	6,231,869
SSP Group PLC (a)	184,917	651,651
St. James's Place Capital PLC	143,472	3,101,326
Standard Chartered PLC (United Kingdom)	697,204	4,722,131
Synthomer PLC	97,210	673,831
Tate & Lyle PLC	125,992	1,117,668
Taylor Wimpey PLC	911,610	1,928,141
Team17 Group PLC (a)	31,186	303,025
Telecom Plus PLC	19,977	341,197
Tesco PLC	2,064,611	7,623,094
The Go-Ahead Group PLC (a)	11,430	122,794
The Restaurant Group PLC (a)	195,245	235,940
The Weir Group PLC	70,479	1,673,478
TI Fluid Systems PLC (c)	50,677	184,135
Trainline PLC (a)(c)	148,362	643,233
Travis Perkins PLC	70,882	1,496,796
Tritax Big Box REIT PLC	476,981	1,468,738
Tullow Oil PLC (a)	327,059	205,760
Ultra Electronics Holdings PLC	20,268	899,259
Unilever PLC	698,562	37,402,322
Unite Group PLC	83,251	1,240,162
United Utilities Group PLC	163,300	2,320,884
Vesuvius PLC	61,652	398,245
Victoria PLC (a)	19,921	294,439
Victrex PLC	25,290	791,891
Virgin Money UK PLC (a)	379,670	1,056,341
Vistry Group PLC	56,272	939,535
Vodafone Group PLC	7,448,109	10,977,414
WH Smith PLC (a)	34,265	732,474
Whitbread PLC (a)	51,569	2,307,794
Wickes Group PLC	102,109	299,605
Workspace Group PLC	34,429	387,308

TOTAL UNITED KINGDOM		754,975,826

United States of America - 0.2%
360 DigiTech, Inc. ADR (a)	22,709	463,491
Coca-Cola European Partners PLC	55,751	2,935,290
Dada Nexus Ltd. ADR (a)	16,603	337,207
DiDi Global, Inc. ADR (b)	76,201	614,942
DouYu International Holdings Ltd. ADR (a)	27,378	86,241
Fiverr International Ltd. (a)(b)	7,283	1,240,659
LexinFintech Holdings Ltd. ADR (a)	25,204	134,589
Li Auto, Inc. ADR (a)	145,151	4,736,277
Nano-X Imaging Ltd. (a)(b)	12,068	273,340
Penn National Gaming, Inc. (a)	2,456	175,850
Southern Copper Corp.	23,160	1,389,368
Yum China Holdings, Inc.	111,730	6,377,548

TOTAL UNITED STATES OF AMERICA		18,764,802

TOTAL COMMON STOCKS
(Cost $7,161,946,922)		8,468,829,963

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.3%
Alpargatas SA (PN)	48,400	331,282
Azul SA (a)	94,600	416,865
Banco ABC Brasil SA	52,789	142,079
Banco Bradesco SA (PN)	1,300,684	4,586,203
Banco do Estado Rio Grande do Sul SA Class B	92,900	179,255
Banco Pan SA	78,600	185,087
Bradespar SA (PN)	64,357	554,876
Braskem SA (PN-A) (a)	61,100	589,586
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	70,811	424,580
Cia de Saneamento do Parana	46,500	30,650
Companhia Energetica de Minas Gerais (CEMIG) (PN)	353,150	805,941
Companhia Energetica de Sao Paulo Series B	82,500	372,754
Companhia Paranaense de Energia-COPEL (PN-B)	235,600	247,130
Gerdau SA	303,403	1,446,107
Gol Linhas Aereas Inteligentes SA (PN) (a)	94,546	254,298
Itau Unibanco Holding SA	1,274,760	5,265,009
Itausa-Investimentos Itau SA (PN)	1,164,632	2,115,149
Lojas Americanas SA (PN)	219,143	187,544
Metalurgica Gerdau SA (PN)	195,700	433,787
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	1,367,986	6,605,057
Unipar Carbocloro SA	14,900	197,134

TOTAL BRAZIL		25,370,373

Chile - 0.0%
Embotelladora Andina SA Class B	156,427	323,045
Sociedad Quimica y Minera de Chile SA (PN-B) (a)	34,843	1,892,273

TOTAL CHILE		2,215,318

Colombia - 0.0%
Bancolombia SA (PN)	119,471	1,072,332
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	30,590	2,602,646
Draegerwerk AG & Co. KGaA (non-vtg.)	3,600	283,405
Fuchs Petrolub AG	20,667	990,045
Henkel AG & Co. KGaA	46,133	4,126,656
Jungheinrich AG	14,525	735,777
Porsche Automobil Holding SE (Germany)	40,995	4,266,615
Sartorius AG (non-vtg.)	7,332	4,749,834
Sixt AG Preference Shares	2,910	287,955
Sto SE & Co. KGaA	1,245	280,072
Volkswagen AG	44,294	9,924,333

TOTAL GERMANY		28,247,338

Italy - 0.0%
Danieli & C. Officine Meccaniche SpA	7,847	169,449
Korea (South) - 0.3%
Daishin Securities Co. Ltd.	14,209	229,438
Hyundai Motor Co.	5,294	440,735
Hyundai Motor Co. Series 2	19,169	1,602,258
LG Chemical Ltd.	4,145	1,354,565
LG Household & Health Care Ltd.	464	237,005
Samsung Electronics Co. Ltd.	299,894	16,390,548

TOTAL KOREA (SOUTH)		20,254,549

Russia - 0.0%
Surgutneftegas OJSC	1,961,555	1,068,513
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $78,462,188)		78,397,872

Money Market Funds - 0.6%
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)
(Cost $53,637,748)	53,632,385	53,637,748
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $7,294,046,858)		8,600,865,583
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(43,209,861)
NET ASSETS - 100%		$8,557,655,722
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	13	Dec. 2021	$1,520,740	$3,830	$3,830
ICE MSCI Emerging Markets Index Contracts (United States)	9	Dec. 2021	567,900	(536)	(536)
TME S&P/TSX 60 Index Contracts (Canada)	1	Dec. 2021	203,701	(57)	(57)
TOTAL FUTURES CONTRACTS					$3,237

The notional amount of futures purchased as a percentage of Net Assets is 0.0%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $270,608,746 or 3.2% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$--	$2,191,239,854	$2,191,230,802	$70,342	$(9,052)	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	37,898,553	326,744,737	311,005,542	1,170,483	--	--	53,637,748	0.1%
Total	$37,898,553	$2,517,984,591	$2,502,236,344	$1,240,825	$(9,052)	$--	$53,637,748

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$499,872,136	$226,707,539	$272,219,890	$944,707
Consumer Discretionary	1,093,710,166	545,659,093	548,039,211	11,862
Consumer Staples	685,310,987	311,635,198	373,623,494	52,295
Energy	398,175,941	236,506,352	161,636,627	32,962
Financials	1,558,255,408	1,082,628,889	475,292,355	334,164
Health Care	777,388,782	304,912,654	472,373,245	102,883
Industrials	1,141,096,704	658,321,266	482,755,919	19,519
Information Technology	1,108,053,378	403,472,221	703,195,605	1,385,552
Materials	712,169,522	456,307,021	255,862,501	--
Real Estate	311,255,423	241,618,804	69,625,082	11,537
Utilities	261,939,388	183,107,004	78,832,384	--
Money Market Funds	53,637,748	53,637,748	--	--
Total Investments in Securities:	$8,600,865,583	$4,704,513,789	$3,893,456,313	$2,895,481
Derivative Instruments:
Assets
Futures Contracts	$3,830	$3,830	$--	$--
Total Assets	$3,830	$3,830	$--	$--
Liabilities
Futures Contracts	$(593)	$(593)	$--	$--
Total Liabilities	$(593)	$(593)	$--	$--
Total Derivative Instruments:	$3,237	$3,237	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,830	$(593)
Total Equity Risk	3,830	(593)
Total Value of Derivatives	$3,830	$(593)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $48,509,476) — See accompanying schedule: Unaffiliated issuers (cost $7,240,409,110)	$8,547,227,835
Fidelity Central Funds (cost $53,637,748)	53,637,748
Total Investment in Securities (cost $7,294,046,858)		$8,600,865,583
Segregated cash with brokers for derivative instruments		1,028,061
Foreign currency held at value (cost $11,552,769)		11,536,781
Receivable for investments sold		50,518,672
Receivable for fund shares sold		17,106,406
Dividends receivable		14,674,715
Reclaims receivable		7,122,293
Distributions receivable from Fidelity Central Funds		84,048
Other receivables		112,550
Total assets		8,703,049,109
Liabilities
Payable to custodian bank	$1,020,079
Payable for investments purchased
Regular delivery	3,347,440
Delayed delivery	40,755
Payable for fund shares redeemed	31,472,664
Accrued management fee	428,238
Notes payable to affiliates	42,995,000
Other payables and accrued expenses	12,450,180
Collateral on securities loaned	53,639,031
Total liabilities		145,393,387
Net Assets		$8,557,655,722
Net Assets consist of:
Paid in capital		$7,159,157,896
Total accumulated earnings (loss)		1,398,497,826
Net Assets		$8,557,655,722
Net Asset Value, offering price and redemption price per share ($8,557,655,722 ÷ 577,759,945 shares)		$14.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$187,964,167
Non-Cash dividends		13,697,259
Interest		4,121
Income from Fidelity Central Funds (including $1,170,483 from security lending)		1,240,825
Income before foreign taxes withheld		202,906,372
Less foreign taxes withheld		(21,335,784)
Total income		181,570,588
Expenses
Management fee	$4,297,177
Independent trustees' fees and expenses	20,307
Interest	2,327
Total expenses		4,319,811
Net investment income (loss)		177,250,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $269,606)	(27,036,435)
Fidelity Central Funds	(9,052)
Foreign currency transactions	1,151,797
Futures contracts	16,078,421
Total net realized gain (loss)		(9,815,269)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $11,595,522)	1,329,219,282
Assets and liabilities in foreign currencies	(304,746)
Futures contracts	203,567
Total change in net unrealized appreciation (depreciation)		1,329,118,103
Net gain (loss)		1,319,302,834
Net increase (decrease) in net assets resulting from operations		$1,496,553,611

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$177,250,777	$96,983,077
Net realized gain (loss)	(9,815,269)	(20,531,010)
Change in net unrealized appreciation (depreciation)	1,329,118,103	(134,178,799)
Net increase (decrease) in net assets resulting from operations	1,496,553,611	(57,726,732)
Distributions to shareholders	(90,362,587)	(89,709,041)
Share transactions
Proceeds from sales of shares	4,282,334,390	2,811,867,157
Reinvestment of distributions	85,865,324	85,197,461
Cost of shares redeemed	(1,873,000,573)	(1,348,069,877)
Net increase (decrease) in net assets resulting from share transactions	2,495,199,141	1,548,994,741
Total increase (decrease) in net assets	3,901,390,165	1,401,558,968
Net Assets
Beginning of period	4,656,265,557	3,254,706,589
End of period	$8,557,655,722	$4,656,265,557
Other Information
Shares
Sold	299,302,742	249,286,015
Issued in reinvestment of distributions	6,485,296	7,099,791
Redeemed	(131,651,107)	(121,913,996)
Net increase (decrease)	174,136,931	134,471,810

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Index Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.54	$12.09	$11.14	$12.39	$10.09
Income from Investment Operations
Net investment income (loss)A	.35	.27	.37	.34	.31
Net realized and unrealized gain (loss)	3.14	(.50)	.81	(1.36)	2.04
Total from investment operations	3.49	(.23)	1.18	(1.02)	2.35
Distributions from net investment income	(.22)	(.32)	(.23)	(.17)	(.04)
Distributions from net realized gain	–	–	–	(.06)	(.01)
Total distributions	(.22)	(.32)	(.23)	(.23)	(.05)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$14.81	$11.54	$12.09	$11.14	$12.39
Total ReturnC	30.47%	(1.97)%	10.88%	(8.42)%	23.37%
Ratios to Average Net AssetsD,E
Expenses before reductions	.06%	.06%	.06%	.06%	.06%
Expenses net of fee waivers, if any	.06%	.06%	.06%	.06%	.06%
Expenses net of all reductions	.06%	.06%	.06%	.06%	.06%
Net investment income (loss)	2.47%	2.41%	3.25%	2.81%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$8,557,656	$4,656,266	$3,254,707	$589,295	$135,488
Portfolio turnover rateF	5%	4%	4%	3%	2%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than .005%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Total International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,800,730,535
Gross unrealized depreciation	(568,426,817)
Net unrealized appreciation (depreciation)	$1,232,303,718
Tax Cost	$7,368,561,808

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$185,928,565
Capital loss carryforward	$(7,337,752)
Net unrealized appreciation (depreciation) on securities and other investments	$1,232,260,077

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(7,337,752)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2021
Ordinary Income	$90,362,587	$ 89,709,041

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Index Fund	2,983,861,728	362,855,144

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Total International Index Fund	Borrower	$11,924,895.32%		$2,327

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total International Index Fund	$93,040	$3,211	$186,583

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Total International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Total International Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Total International Index Fund	.06%
Actual		$1,000.00	$1,020.00	$.31
Hypothetical-C		$1,000.00	$1,024.90	$.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 90% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2455 and $0.0255 for the dividend paid December 7, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high-quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity’s and Geode’s investment staffs, including their size, education, experience, and resources, as well as Fidelity’s and Geode’s approach to recruiting, training, managing, and compensating investment personnel.The Board noted the resources devoted to Fidelity’s global investment organization, and that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity’s and Geode’s investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity’s and Geode’s trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. No performance peer group information was considered by the Board due to the fact that the peer group does not distinguish between passively-managed and actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board considered that effective July 1, 2016, the fund's management fee rate was reduced from 0.20% to 0.06%. The Board considered that the chart below reflects the fund's lower management fee rate for 2016, as if the lower fee rate were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

At its July 2021 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective August 1, 2021) that lowered the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the unitary arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures applicable and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

TI1-I-ANN-1221
1.9879613.105

Fidelity Flex® Funds

Fidelity Flex® International Index Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® International Index Fund	29.31%	9.40%

 A From March 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® International Index Fund on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$15,188	Fidelity Flex® International Index Fund
$15,326	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 29.31%, roughly in line with the 29.85% advance of the benchmark MSCI All Country World ex US Index (Net MA). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, emerging markets, Europe ex U.K., Canada and the U.K. notably contributed. By sector, financials gained 49% and helped most, followed by information technology, which gained about 43%, and industrials, which advanced roughly 35%. The energy sector rose about 72%, materials gained 33%, and consumer discretionary advanced roughly 13%, benefiting from the automobiles & components industry (+47%). Other notable contributors included the health care (+19%), consumer staples (+18%), utilities (+17%), real estate (+18%), and communication services (+6%) sectors. Turning to individual stocks, the top contributor was ASML Holding (+124%), from the semiconductors & semiconductor equipment segment, followed by Taiwan Semiconductor (+42%), within the semiconductors & semiconductor equipment group. In consumer durables & apparel, LVMH Moet Hennessy Louis Vuitton advanced 68% and Royal Dutch Shell (+94%) from the energy sector also helped. Novo Nordisk, within the pharmaceuticals, biotechnology & life sciences category, rose 73% and boosted the fund. In contrast, the biggest individual detractor was Alibaba Group Holding (-45%), from the retailing industry. Tencent Holdings, within the media & entertainment segment, returned about -19% and hindered the fund. In consumer services, TAL Education Group (-94%) and New Oriental Education & Technology Group (-87%) hurt. Another detractor was Ping An Insurance (-28%), a stock in the insurance group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.9
Nestle SA (Reg. S) (Switzerland, Food Products)	1.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.2
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	1.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.7
Toyota Motor Corp. (Japan, Automobiles)	0.7
11.1

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	20.5
Information Technology	12.6
Consumer Discretionary	12.5
Industrials	10.9
Health Care	9.1
Consumer Staples	8.1
Materials	7.8
Communication Services	5.8
Energy	5.1
Utilities	2.4

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	14.1%
United Kingdom	8.3%
Canada	7.4%
France	6.5%
Cayman Islands	6.4%
Switzerland	6.1%
Germany	5.5%
Australia	4.2%
Taiwan	4.0%
Other*	37.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Argentina - 0.0%
YPF SA Class D sponsored ADR (a)	7,798	$32,752
Australia - 4.2%
Afterpay Ltd. (a)	9,873	914,629
AGL Energy Ltd.	27,518	118,406
Ampol Ltd.	11,400	261,986
APA Group unit	53,497	329,994
Aristocrat Leisure Ltd.	26,145	918,082
ASX Ltd.	8,532	532,839
Aurizon Holdings Ltd.	84,361	213,862
AusNet Services	88,524	164,483
Australia & New Zealand Banking Group Ltd.	127,808	2,705,480
BHP Group Ltd.	133,484	3,666,404
BlueScope Steel Ltd.	22,235	344,896
Brambles Ltd.	67,046	506,371
Cochlear Ltd.	3,098	513,729
Coles Group Ltd.	59,565	768,005
Commonwealth Bank of Australia	80,214	6,316,494
Computershare Ltd.	24,063	339,582
Crown Ltd. (a)	15,773	118,178
CSL Ltd.	20,656	4,669,157
Dexus unit	48,182	393,982
Dominos Pizza Enterprises Ltd.	2,708	275,945
Endeavour Group Ltd.	58,330	298,375
Evolution Mining Ltd.	85,647	233,873
Fortescue Metals Group Ltd.	77,411	811,178
Goodman Group unit	76,066	1,253,132
Insurance Australia Group Ltd.	110,246	398,076
Lendlease Group unit	32,902	258,891
Macquarie Group Ltd.	15,548	2,298,772
Magellan Financial Group Ltd.	6,164	160,760
Medibank Private Ltd.	127,072	317,359
Mirvac Group unit	175,223	371,708
National Australia Bank Ltd.	147,962	3,216,987
Newcrest Mining Ltd.	37,261	697,656
Northern Star Resources Ltd.	51,197	355,860
Orica Ltd.	17,434	198,426
Origin Energy Ltd.	82,970	315,192
Qantas Airways Ltd. (a)	38,358	154,373
QBE Insurance Group Ltd.	68,647	610,898
Ramsay Health Care Ltd.	8,136	430,992
REA Group Ltd.	2,496	300,681
Reece Ltd.	13,783	206,225
Rio Tinto Ltd.	16,973	1,152,817
Santos Ltd.	83,672	439,337
Scentre Group unit	230,658	524,008
SEEK Ltd.	15,596	383,639
Sonic Healthcare Ltd.	20,969	631,430
South32 Ltd.	218,114	585,752
Stockland Corp. Ltd. unit	113,547	388,642
Suncorp Group Ltd.	56,994	502,480
Sydney Airport unit (a)	58,191	358,511
Tabcorp Holdings Ltd.	101,633	379,209
Telstra Corp. Ltd.	189,960	545,868
The GPT Group unit	91,760	356,177
Transurban Group unit	138,015	1,395,365
Treasury Wine Estates Ltd.	32,617	282,656
Vicinity Centres unit	165,066	214,195
Washington H. Soul Pattinson & Co. Ltd.	9,316	227,619
Wesfarmers Ltd.	51,186	2,204,392
Westpac Banking Corp.	164,849	3,207,160
WiseTech Global Ltd.	6,514	250,300
Woodside Petroleum Ltd.	44,779	783,513
Woolworths Group Ltd.	57,388	1,643,918

TOTAL AUSTRALIA		53,418,906

Austria - 0.1%
Erste Group Bank AG	12,434	533,264
OMV AG	6,666	403,789
Raiffeisen International Bank-Holding AG	6,725	196,685
Verbund AG	3,079	320,695
Voestalpine AG	4,973	188,790

TOTAL AUSTRIA		1,643,223

Bailiwick of Jersey - 0.5%
Experian PLC	41,610	1,905,961
Ferguson PLC	10,037	1,510,288
Glencore Xstrata PLC	452,819	2,264,358
Polymetal International PLC	15,686	292,226
WPP PLC	55,822	806,894

TOTAL BAILIWICK OF JERSEY		6,779,727

Belgium - 0.5%
Ageas	8,224	400,242
Anheuser-Busch InBev SA NV	34,600	2,116,386
Colruyt NV	2,513	123,289
Elia System Operator SA/NV	1,265	147,550
Galapagos NV (a)	27	1,432
Groupe Bruxelles Lambert SA	5,080	588,716
KBC Groep NV	11,314	1,053,643
Proximus	6,538	123,081
Sofina SA	668	295,292
Solvay SA Class A	3,233	384,199
UCB SA	5,932	706,997
Umicore SA	9,185	526,434

TOTAL BELGIUM		6,467,261

Bermuda - 0.2%
Alibaba Health Information Technology Ltd. (a)	182,000	229,942
Alibaba Pictures Group Ltd. (a)	480,000	51,205
Beijing Enterprises Water Group Ltd.	240,000	91,614
Brilliance China Automotive Holdings Ltd. (a)	110,000	32,769
China Gas Holdings Ltd.	149,400	373,668
China Resource Gas Group Ltd.	40,000	214,896
China Youzan Ltd. (a)	680,000	86,524
CK Infrastructure Holdings Ltd.	30,000	180,837
Cosco Shipping Ports Ltd.	75,757	63,094
Credicorp Ltd. (United States)	3,279	425,155
GOME Electrical Appliances Holdings Ltd. (a)	423,000	42,950
HengTen Networks Group Ltd. (a)	100,000	34,317
Hongkong Land Holdings Ltd.	52,109	287,121
Hopson Development Holdings Ltd.	28,600	78,112
Huabao International Holdings Ltd.	40,000	75,162
Jardine Matheson Holdings Ltd.	9,835	569,742
Kunlun Energy Co. Ltd.	174,000	159,229
Nine Dragons Paper (Holdings) Ltd.	74,000	93,017
Shanghai Industrial Urban Development Group Ltd.	2,400	207
Shenzhen International Holdings Ltd.	53,437	64,491

TOTAL BERMUDA		3,154,052

Brazil - 0.8%
Ambev SA	217,400	654,457
Americanas SA (a)	19,301	101,570
Atacadao SA	28,000	82,554
B3 SA - Brasil Bolsa Balcao	276,400	583,281
Banco Bradesco SA	82,071	247,211
Banco do Brasil SA	43,400	219,161
Banco Inter SA unit	14,350	90,263
Banco Santander SA (Brasil) unit	18,300	111,542
BB Seguridade Participacoes SA	29,300	114,681
BRF SA (a)	27,200	111,956
BTG Pactual Participations Ltd. unit	53,100	212,163
CCR SA	70,400	142,576
Centrais Eletricas Brasileiras SA (Electrobras)	16,200	97,106
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	13,900	86,693
Companhia Siderurgica Nacional SA (CSN)	35,300	142,481
Cosan SA	43,308	151,860
CPFL Energia SA	9,500	44,287
Energisa SA unit	8,000	56,161
ENGIE Brasil Energia SA	9,450	65,151
Equatorial Energia SA	38,800	157,295
Hapvida Participacoes e Investimentos SA (b)	48,700	99,578
Hypermarcas SA	17,000	84,521
JBS SA	41,700	288,526
Klabin SA unit	29,900	121,533
Localiza Rent A Car SA	29,230	234,615
Lojas Renner SA	41,249	235,560
Magazine Luiza SA	132,832	254,423
Natura & Co. Holding SA (a)	41,393	285,302
Notre Dame Intermedica Participacoes SA	23,070	262,347
Petroleo Brasileiro SA - Petrobras (ON)	177,444	869,959
Raia Drogasil SA	45,100	185,792
Rede D'Oregon Sao Luiz SA (b)	16,800	175,626
Rumo SA (a)	53,500	151,576
Suzano Papel e Celulose SA (a)	33,222	289,790
Telefonica Brasil SA	20,400	164,536
TIM SA	36,800	73,159
Totvs SA	25,300	146,856
Ultrapar Participacoes SA	32,100	74,224
Ultrapar Participacoes SA rights 11/3/21 (a)(c)	2,301	4
Vale SA	179,973	2,283,544
Via S/A (a)	56,500	61,568
Vibra Energia SA	50,078	186,158
Weg SA	73,860	484,216

TOTAL BRAZIL		10,485,862

British Virgin Islands - 0.0%
Mail.Ru Group Ltd. unit (a)	4,984	102,439
Canada - 7.2%
Agnico Eagle Mines Ltd. (Canada)	10,851	575,955
Air Canada (a)	9,304	166,819
Algonquin Power & Utilities Corp. (d)	26,941	388,354
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	37,746	1,415,780
AltaGas Ltd.	13,622	281,994
ATCO Ltd. Class I (non-vtg.)	3,192	108,326
B2Gold Corp.	46,396	191,567
Ballard Power Systems, Inc. (a)	10,205	184,953
Bank of Montreal (d)	29,220	3,172,504
Bank of Nova Scotia	54,577	3,578,198
Barrick Gold Corp. (Canada)	81,837	1,501,712
Bausch Health Cos., Inc. (Canada) (a)	14,422	404,250
BCE, Inc.	3,399	174,976
BlackBerry Ltd. (a)(d)	24,238	261,847
Brookfield Asset Management, Inc. (Canada) Class A	58,208	3,514,303
Brookfield Renewable Corp.	5,503	227,928
CAE, Inc. (a)	13,266	402,289
Cameco Corp.	18,549	450,686
Canadian Apartment Properties (REIT) unit	4,336	211,720
Canadian Imperial Bank of Commerce	20,321	2,465,744
Canadian National Railway Co.	32,163	4,274,540
Canadian Natural Resources Ltd.	54,204	2,303,758
Canadian Pacific Railway Ltd.	30,322	2,346,917
Canadian Tire Ltd. Class A (non-vtg.)	2,525	358,633
Canadian Utilities Ltd. Class A (non-vtg.)	5,473	158,538
CCL Industries, Inc. Class B	6,677	364,980
Cenovus Energy, Inc. (Canada)	58,893	704,280
CGI, Inc. Class A (sub. vtg.) (a)	9,907	885,034
Constellation Software, Inc.	916	1,609,802
Dollarama, Inc.	13,802	623,856
Emera, Inc.	11,025	512,944
Empire Co. Ltd. Class A (non-vtg.)	7,612	227,573
Enbridge, Inc.	91,561	3,835,264
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,157	468,606
First Quantum Minerals Ltd.	26,258	621,654
FirstService Corp.	1,859	370,779
Fortis, Inc. (d)	20,931	931,714
Franco-Nevada Corp.	8,787	1,253,795
George Weston Ltd.	3,552	383,786
GFL Environmental, Inc.	7,533	309,756
Gildan Activewear, Inc.	9,408	345,578
Great-West Lifeco, Inc.	11,885	349,655
Hydro One Ltd. (b)	14,256	340,619
iA Financial Corp, Inc.	4,724	279,447
IGM Financial, Inc.	3,707	147,190
Imperial Oil Ltd.	11,770	398,483
Intact Financial Corp.	8,008	1,073,535
Inter Pipeline Ltd.	4,944	75,263
Ivanhoe Mines Ltd. (a)	28,240	221,566
Keyera Corp. (d)	11,104	284,598
Kinross Gold Corp.	59,885	360,007
Kirkland Lake Gold Ltd.	12,538	528,529
Lightspeed Commerce, Inc. (Canada) (a)	4,929	480,434
Loblaw Companies Ltd.	7,881	592,731
Lundin Mining Corp.	29,895	260,156
Magna International, Inc. Class A (sub. vtg.)	13,235	1,076,574
Manulife Financial Corp.	87,804	1,710,532
Metro, Inc.	11,546	580,938
National Bank of Canada	15,177	1,256,493
Northland Power, Inc.	10,417	334,916
Nutrien Ltd.	26,035	1,819,673
Nuvei Corp. (a)(b)	2,623	315,243
Onex Corp. (sub. vtg.)	3,317	247,194
Open Text Corp.	12,700	639,720
Pan American Silver Corp.	9,372	240,017
Parkland Corp.	6,391	185,957
Pembina Pipeline Corp.	24,819	821,618
Power Corp. of Canada (sub. vtg.)	25,314	843,118
Quebecor, Inc. Class B (sub. vtg.)	7,379	188,052
Restaurant Brands International, Inc.	10,951	620,020
Restaurant Brands International, Inc.	1,853	104,954
RioCan (REIT)	7,433	133,873
Ritchie Bros. Auctioneers, Inc.	5,135	350,977
Rogers Communications, Inc. Class B (non-vtg.)	16,624	773,172
Royal Bank of Canada	63,799	6,640,746
Saputo, Inc.	12,068	288,243
Shaw Communications, Inc. Class B	20,420	588,048
Shopify, Inc. Class A (a)	5,112	7,464,032
SSR Mining, Inc.	88	1,388
Sun Life Financial, Inc.	26,324	1,500,187
Suncor Energy, Inc.	69,547	1,829,149
TC Energy Corp.	44,657	2,415,794
Teck Resources Ltd. Class B (sub. vtg.)	21,867	610,283
TELUS Corp.	19,961	457,897
The Toronto-Dominion Bank	82,091	5,959,159
Thomson Reuters Corp.	7,842	943,308
TMX Group Ltd.	2,498	270,448
Toromont Industries Ltd.	3,760	334,529
West Fraser Timber Co. Ltd.	4,287	343,244
Wheaton Precious Metals Corp.	20,276	818,511
WSP Global, Inc.	5,354	725,836
Yamana Gold, Inc.	42,984	168,796

TOTAL CANADA		91,566,544

Cayman Islands - 6.4%
3SBio, Inc. (a)(b)	53,000	48,501
51job, Inc. sponsored ADR (a)	1,285	76,535
AAC Technology Holdings, Inc.	31,000	133,989
Abu Dhabi Islamic Bank	68,423	108,787
Agile Property Holdings Ltd.	40,000	31,463
Agora, Inc. ADR (a)	2,116	46,129
Airtac International Group	6,278	187,134
Akeso, Inc. (a)(b)	14,000	78,453
Alibaba Group Holding Ltd. (a)	688,644	14,160,351
Anta Sports Products Ltd.	50,200	784,567
Autohome, Inc. ADR Class A	3,840	151,104
Baidu, Inc. sponsored ADR (a)	12,408	2,013,074
Baozun, Inc. sponsored ADR (a)(d)	2,195	37,974
BeiGene Ltd. ADR (a)	2,139	765,163
Bilibili, Inc. ADR (a)(d)	7,394	541,980
Bosideng International Holdings Ltd.	170,000	131,971
Budweiser Brewing Co. APAC Ltd. (b)	74,300	204,837
Burning Rock Biotech Ltd. ADR (a)	1,567	22,079
Chailease Holding Co. Ltd.	58,480	558,653
China Aoyuan Group Ltd.	41,000	16,178
China Conch Venture Holdings Ltd.	72,000	351,648
China East Education Holdings Ltd. (b)	22,000	20,952
China Education Group Holdings Ltd.	31,000	53,231
China Evergrande Group	69,000	20,575
China Feihe Ltd. (b)	168,000	279,838
China Hongqiao Group Ltd.	98,000	108,952
China Liansu Group Holdings Ltd.	47,000	72,972
China Literature Ltd. (a)(b)	17,800	123,883
China Medical System Holdings Ltd.	60,000	102,256
China Meidong Auto Holding Ltd.	30,000	155,774
China Mengniu Dairy Co. Ltd.	142,000	904,325
China Overseas Property Holdings Ltd.	50,000	44,984
China Resources Cement Holdings Ltd.	130,000	109,607
China Resources Land Ltd.	146,000	568,575
China Resources Mixc Lifestyle Services Ltd. (b)	24,400	128,421
China State Construction International Holdings Ltd.	90,000	92,423
China Yuhua Education Corp. Ltd. (b)	54,000	24,569
ChinaSoft International Ltd.	126,000	210,850
Chindata Group Holdings Ltd. ADR (a)	3,026	30,139
Chow Tai Fook Jewellery Group Ltd.	87,200	178,423
CIFI Ever Sunshine Services Group Ltd.	32,000	58,073
CIFI Holdings Group Co. Ltd.	133,655	74,210
CK Asset Holdings Ltd.	88,745	548,062
CK Hutchison Holdings Ltd.	122,500	824,224
Country Garden Holdings Co. Ltd.	333,827	313,640
Country Garden Services Holdings Co. Ltd.	68,000	528,758
Dali Foods Group Co. Ltd. (b)	88,000	48,974
Daqo New Energy Corp. ADR (a)	2,783	216,490
ENN Energy Holdings Ltd.	35,500	614,594
ESR Cayman Ltd. (a)(b)	86,600	281,042
Futu Holdings Ltd. ADR (a)(d)	2,303	123,257
Gaotu Techedu, Inc. ADR (a)	4,443	13,062
GDS Holdings Ltd. ADR (a)	4,318	256,489
Geely Automobile Holdings Ltd.	274,000	952,599
Genscript Biotech Corp. (a)	52,000	230,911
Greentown China Holdings Ltd.	39,500	54,626
Greentown Service Group Co. Ltd.	54,000	53,650
Haidilao International Holding Ltd. (b)	45,000	126,084
Haitian International Holdings Ltd.	25,000	73,260
Hansoh Pharmaceutical Group Co. Ltd. (b)	54,000	120,625
Hello Group, Inc. ADR	7,076	88,096
Hengan International Group Co. Ltd.	28,000	146,289
Huazhu Group Ltd. ADR (a)	8,068	374,032
Hutchison China Meditech Ltd. sponsored ADR (a)	3,747	110,237
HUYA, Inc. ADR (a)	2,725	22,400
I-Mab ADR (a)	1,406	86,877
Innovent Biologics, Inc. (a)(b)	52,500	470,985
iQIYI, Inc. ADR (a)	12,160	100,685
JD Health International, Inc. (b)	14,850	131,504
JD.com, Inc. sponsored ADR (a)	39,619	3,101,375
Jiayuan International Group Ltd.	11	4
Jinxin Fertility Group Ltd. (a)(b)	61,000	86,398
Jiumaojiu International Holdings Ltd. (b)	34,000	85,213
JOYY, Inc. ADR	2,393	120,583
Kaisa Group Holdings Ltd.	94,285	14,542
KE Holdings, Inc. ADR (a)	16,158	294,399
Kingboard Chemical Holdings Ltd.	28,000	122,537
Kingboard Laminates Holdings Ltd.	35,500	55,665
Kingdee International Software Group Co. Ltd. (a)	123,000	406,285
Kingsoft Cloud Holdings Ltd. ADR (a)	2,926	67,210
Kingsoft Corp. Ltd.	41,600	178,847
Koolearn Technology Holding Ltd. (a)(b)	1,500	819
Kuaishou Technology Class B (b)	13,200	175,593
KWG Group Holdings Ltd.	61,000	53,313
Lee & Man Paper Manufacturing Ltd.	76,000	57,045
Legend Biotech Corp. ADR (a)	5	263
Li Ning Co. Ltd.	103,000	1,145,106
Logan Property Holdings Co. Ltd.	65,000	65,246
Longfor Properties Co. Ltd. (b)	87,000	422,672
Lufax Holding Ltd. ADR (a)	6,408	40,434
Meituan Class B (a)(b)	183,000	6,227,241
Melco Crown Entertainment Ltd. sponsored ADR (a)	9,772	105,831
Microport Scientific Corp.	27,000	127,357
Ming Yuan Cloud Group Holdings Ltd.	14,000	45,884
Minth Group Ltd.	34,000	135,904
NetEase, Inc. ADR	18,397	1,795,363
New Oriental Education & Technology Group, Inc. sponsored ADR	71,535	146,647
NIO, Inc. sponsored ADR (a)	62,281	2,454,494
Noah Holdings Ltd. sponsored ADR (a)	1,401	59,557
OneConnect Financial Technology Co. Ltd. ADR (a)	4,130	13,092
Pinduoduo, Inc. ADR (a)	20,008	1,779,111
Ping An Healthcare and Technology Co. Ltd. (a)(b)	19,700	95,835
Powerlong Real Estate Holding Ltd.	51,000	35,134
RLX Technology, Inc. ADR	26,448	128,537
Sands China Ltd. (a)	115,600	263,473
Sany Heavy Equipment International Holdings Co. Ltd.	47,000	53,883
Sea Ltd. ADR (a)	3,043	1,045,484
Seazen Group Ltd.	128,000	101,505
Shenzhou International Group Holdings Ltd.	37,300	803,599
Shimao Property Holdings Ltd.	56,500	88,884
Shimao Services Holdings Ltd. (b)	26,000	49,591
Silergy Corp.	4,000	657,928
Sino Biopharmaceutical Ltd.	505,250	374,043
SITC International Holdings Co. Ltd.	65,000	220,134
Smoore International Holdings Ltd. (b)	81,000	388,317
SSY Group Ltd.	60,000	28,610
Sunac China Holdings Ltd.	123,000	264,955
Sunac Services Holdings Ltd. (b)	33,000	66,929
Sunny Optical Technology Group Co. Ltd.	33,100	894,238
TAL Education Group ADR (a)	16,296	66,651
Tencent Holdings Ltd.	261,100	15,882,659
Tencent Music Entertainment Group ADR (a)	28,690	225,503
Tingyi (Cayman Islands) Holding Corp.	90,000	168,421
Tongcheng-Elong Holdings Ltd. (a)	46,800	104,782
Topsports International Holdings Ltd. (b)	72,000	87,542
Trip.com Group Ltd. ADR (a)	22,850	652,596
Uni-President China Holdings Ltd.	52,000	44,378
Up Fintech Holdings Ltd. ADR (a)(d)	2,845	18,407
Vinda International Holdings Ltd.	15,000	41,353
Vipshop Holdings Ltd. ADR (a)	21,135	235,867
Vnet Group, Inc. ADR (a)	4,178	65,511
Want Want China Holdings Ltd.	191,000	148,028
Weibo Corp. sponsored ADR (a)	2,821	126,889
Weimob, Inc. (a)(b)	85,000	131,752
WH Group Ltd. (b)	377,266	264,748
Wharf Real Estate Investment Co. Ltd.	75,000	423,173
Wuxi Biologics (Cayman), Inc. (a)(b)	164,500	2,491,676
Wynn Macau Ltd. (a)	70,000	62,978
Xiaomi Corp. Class B (a)(b)	666,400	1,828,628
Xinyi Glass Holdings Ltd.	87,000	245,441
Xinyi Solar Holdings Ltd.	218,968	458,171
XPeng, Inc. ADR (a)	17,285	806,000
Yadea Group Holdings Ltd. (b)	52,000	89,557
Yihai International Holding Ltd.	21,000	123,482
Zai Lab Ltd. ADR (a)	3,350	349,740
Zhen Ding Technology Holding Ltd.	29,000	99,982
Zhenro Properties Group Ltd.	43,000	20,449
Zhongsheng Group Holdings Ltd. Class H	25,500	230,567
ZTO Express, Inc. sponsored ADR	19,772	579,913

TOTAL CAYMAN ISLANDS		81,745,007

Chile - 0.1%
Banco de Chile	2,046,114	177,573
Banco de Credito e Inversiones	2,097	70,615
Banco Santander Chile	2,877,928	125,943
Cencosud SA	60,698	88,790
Cencosud Shopping SA	18,002	17,423
Colbun SA	400,110	27,592
Compania Cervecerias Unidas SA	6,607	55,355
Empresas CMPC SA	46,411	85,634
Empresas COPEC SA	16,318	128,378
Enel Americas SA	884,524	100,576
Enel Chile SA	989,338	40,534
Falabella SA	31,288	86,522

TOTAL CHILE		1,004,935

China - 3.2%
360 Security Technology, Inc. (A Shares) (a)	15,500	29,133
A-Living Smart City Services C (H Shares) (b)	26,500	88,895
Addsino Co. Ltd. (A Shares)	3,700	8,866
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)	1,680	40,966
AECC Aero-Engine Control Co. Ltd. (A Shares)	2,900	12,079
AECC Aviation Power Co. Ltd.	7,400	68,342
Agricultural Bank of China Ltd.:
(A Shares)	224,000	102,808
(H Shares)	1,142,000	388,960
Aier Eye Hospital Group Co. Ltd. (A Shares)	15,069	114,163
Air China Ltd.:
(A Shares) (a)	35,200	46,763
(H Shares) (a)	32,000	22,580
Aluminum Corp. of China Ltd.:
(A shares) (a)	64,900	62,208
(H Shares) (a)	152,000	91,472
Angel Yeast Co. Ltd. (A Shares)	1,700	14,763
Anhui Conch Cement Co. Ltd.:
(A Shares)	8,200	48,746
(H Shares)	60,500	300,925
Anhui Gujing Distillery Co. Ltd. (B Shares)	13,300	171,419
Anhui Honglu Steel Construction Group Co. Ltd.	1,100	7,229
Anhui Kouzi Distillery Co. Ltd. (A Shares)	900	8,518
Apeloa Pharmaceutical Co. Ltd. A Shares	2,700	14,634
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	500	31,082
Autobio Diagnostics Co. Ltd.	1,020	8,707
Avary Holding Shenzhen Co. Ltd. (A Shares)	2,600	14,202
AVIC Capital Co. Ltd. (A Shares)	18,400	11,174
AVIC Electromechanical Systems Co. Ltd. (A Shares)	8,400	19,932
AviChina Industry & Technology Co. Ltd. (H Shares)	115,000	73,311
Avicopter PLC (A Shares)	1,300	12,749
Bank of Beijing Co. Ltd. (A Shares)	34,100	23,582
Bank of Chengdu Co. Ltd. (A Shares)	7,100	14,143
Bank of China Ltd.:
(A Shares)	588,100	280,015
(H Shares)	3,239,000	1,146,288
Bank of Communications Co. Ltd.:
(A Shares)	50,700	35,775
(H Shares)	485,000	288,613
Bank of Hangzhou Co. Ltd. (A Shares)	12,400	27,643
Bank of Jiangsu Co. Ltd. (A Shares)	28,360	27,848
Bank of Nanjing Co. Ltd. (A Shares)	19,400	29,377
Bank of Ningbo Co. Ltd. (A Shares)	14,800	88,258
Bank of Shanghai Co. Ltd. (A Shares)	24,618	28,016
Baoshan Iron & Steel Co. Ltd. (A Shares)	61,900	68,899
BBMG Corp. (A Shares)	10,900	4,781
Beijing BDStar Navigation Co. Ltd. (A Shares) (a)	1,200	7,422
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	64,000	41,540
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)	9,100	12,189
Beijing E-Hualu Information Technology Co. Ltd. (A Shares) (a)	840	3,794
Beijing Enlight Media Co. Ltd. (A Shares)	6,400	9,352
Beijing Kingsoft Office Software, Inc. (A Shares)	1,104	50,890
Beijing New Building Materials PLC (A Shares)	3,500	15,430
Beijing Originwater Technology Co. Ltd. (A Shares)	4,300	4,685
Beijing Roborock Technology Co. Ltd. (A Shares)	195	27,397
Beijing Shiji Information Technology Co. Ltd. (A Shares)	1,680	6,210
Beijing Shunxin Agriculture Co. Ltd.	1,100	5,595
Beijing Sinnet Technology Co. Ltd. (A Shares)	2,200	4,537
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	2,900	13,070
Beijing United Information Technology Co. Ltd. (A Shares)	700	12,261
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	1,200	41,443
Beijing Yanjing Brewery Co. Ltd. (A Shares)	4,200	4,347
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. (A Shares)	500	12,645
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	127,100	91,271
Betta Pharmaceuticals Co. Ltd. (A Shares)	800	9,891
BGI Genomics Co. Ltd.	900	12,521
BOC International China Co. Ltd.	3,200	6,634
BOE Technology Group Co. Ltd. (A Shares)	117,100	89,757
By-Health Co. Ltd. (A Shares)	3,600	14,320
BYD Co. Ltd.:
(A Shares)	5,100	247,852
(H Shares)	36,000	1,376,913
C&S Paper Co. Ltd. (A Shares)	2,700	7,182
Caitong Securities Co. Ltd.	7,400	11,852
CanSino Biologics, Inc.:
(A Shares) (a)	262	11,203
(H Shares) (a)(b)	3,400	87,573
CGN Power Co. Ltd. (H Shares) (b)	523,000	141,161
Chacha Food Co. Ltd. (A Shares)	700	6,218
Changchun High & New Technology Industry Group, Inc. (A Shares)	900	38,322
Changjiang Securities Co. Ltd. (A Shares)	11,000	12,433
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	700	24,987
Chaozhou Three-Circle Group Co. (A Shares)	3,800	23,729
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	4,500	11,472
China Baoan Group Co. Ltd. (A Shares)	7,400	24,155
China Bohai Bank Co. Ltd. (H Shares) (b)	135,500	51,375
China Cinda Asset Management Co. Ltd. (H Shares)	356,000	59,482
China CITIC Bank Corp. Ltd.:
(A Shares)	68,200	48,336
(H Shares)	267,000	117,363
China Communications Services Corp. Ltd. (H Shares)	106,000	58,582
China Construction Bank Corp.:
(A Shares)	331,200	306,602
(H Shares)	4,042,000	2,750,908
China CSSC Holdings Ltd. (A Shares)	8,700	30,626
China Eastern Airlines Corp. Ltd. (A Shares) (a)	42,400	31,970
China Everbright Bank Co. Ltd.:
(A Shares)	75,400	40,491
(H Shares)	209,000	73,602
China Fortune Land Development Co. Ltd. (A Shares) (a)	5,460	3,137
China Galaxy Securities Co. Ltd.:
(A Shares)	6,200	9,563
(H Shares)	163,000	90,922
China Great Wall Securities Co. Ltd. (A Shares)	3,000	5,344
China Greatwall Technology Group Co. Ltd. (A Shares)	5,000	10,498
China Huarong Asset Management Co. Ltd. (a)(b)(c)	250,000	32,774
China International Capital Corp. Ltd.	1,400	10,526
China International Capital Corp. Ltd. (H Shares) (b)	66,800	166,217
China International Travel Service Corp. Ltd. (A Shares)	5,200	217,928
China Jushi Co. Ltd. (A Shares)	8,415	25,144
China Life Insurance Co. Ltd.:
(A Shares)	4,500	20,934
(H Shares)	348,000	604,570
China Longyuan Power Grid Corp. Ltd. (H Shares)	152,000	355,165
China Merchants Bank Co. Ltd.:
(A Shares)	27,300	230,009
(H Shares)	199,500	1,680,769
China Merchants Energy Shipping Co. Ltd. (A Shares)	16,560	11,840
China Merchants Property Operation & Service Co. Ltd. (A Shares)	2,600	5,479
China Merchants Securities Co. Ltd. (A Shares)	19,750	52,907
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	16,600	27,029
China Minsheng Banking Corp. Ltd.:
(A Shares)	26,000	15,789
(H Shares)	381,400	151,472
China Molybdenum Co. Ltd.:
(A Shares)	25,700	24,032
(H Shares)	177,000	109,879
China National Building Materials Co. Ltd. (H Shares)	167,000	209,917
China National Chemical Engineering Co. Ltd. (A Shares)	10,600	17,392
China National Medicines Corp. Ltd. (A Shares)	1,100	5,237
China National Nuclear Power Co. Ltd. (A Shares)	28,400	30,370
China National Software & Service Co. Ltd. (A Shares)	1,200	9,591
China Northern Rare Earth Group High-Tech Co. Ltd.	9,200	72,672
China Oilfield Services Ltd. (H Shares)	82,000	78,938
China Pacific Insurance (Group) Co. Ltd.	25,700	109,929
China Pacific Insurance (Group) Co. Ltd. (H Shares)	115,000	354,733
China Petroleum & Chemical Corp.:
(A Shares)	62,300	41,334
(H Shares)	1,132,000	551,548
China Railway Group Ltd.:
(A Shares)	102,300	83,843
(H Shares)	174,000	85,205
China Railway Signal & Communications Corp. (A Shares)	9,684	7,453
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	1,500	5,650
China Shenhua Energy Co. Ltd.:
(A Shares)	7,300	22,667
(H Shares)	168,000	361,889
China South Publishing & Media Group Co. Ltd. (A Shares)	5,000	6,401
China Southern Airlines Ltd.:
(A Shares) (a)	45,100	46,186
(H Shares) (a)	32,000	19,495
China State Construction Engineering Corp. Ltd. (A Shares)	157,000	114,213
China Tower Corp. Ltd. (H Shares) (b)	1,820,000	236,257
China TransInfo Technology Co. Ltd. (A Shares)	3,800	7,937
China United Network Communications Ltd. (A Shares)	117,900	75,094
China Vanke Co. Ltd.:
(A Shares)	13,100	37,240
(H Shares)	90,900	212,865
China Yangtze Power Co. Ltd. (A Shares)	89,900	298,228
China Zheshang Bank Co. Ltd.	26,600	14,285
Chongqing Brewery Co. Ltd. (A Shares) (a)	1,000	23,487
Chongqing Changan Automobile Co. Ltd. (A Shares)	17,460	53,151
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	1,700	9,257
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	121,000	43,545
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	4,300	100,825
CITIC Securities Co. Ltd.:
(A Shares)	13,500	54,542
(H Shares)	133,000	338,803
Contemporary Amperex Technology Co. Ltd.	6,000	598,731
COSCO Shipping Energy Transportation Co. Ltd.:
(A Shares)	5,200	4,814
(H Shares)	16,000	7,074
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares)	49,270	127,141
(H Shares)	136,550	212,007
CRRC Corp. Ltd. (A Shares)	86,000	79,747
CSC Financial Co. Ltd. (A Shares)	13,700	60,504
Daan Gene Co. Ltd.	3,136	9,424
DaShenLin Pharmaceutical Group Co. Ltd.	1,800	9,939
DHC Software Co. Ltd. (A Shares)	4,300	4,659
Dong E-E-Jiao Co. Ltd. (A Shares)	1,300	8,246
Dongfang Electric Corp. Ltd. (A Shares)	3,900	11,050
Dongfeng Motor Group Co. Ltd. (H Shares)	118,000	110,258
Dongxing Securities Co. Ltd. (A Shares)	3,700	6,331
East Money Information Co. Ltd. (A Shares)	29,392	150,958
Ecovacs Robotics Co. Ltd. Class A	1,300	34,805
ENN Natural Gas Co. Ltd. (A Shares)	3,600	10,346
Eve Energy Co. Ltd. (A shares)	5,171	91,582
Everbright Securities Co. Ltd. (A Shares)	8,000	19,020
Fangda Carbon New Material Co. Ltd. (A Shares)	8,840	14,821
FAW Jiefang Group Co. Ltd. (A Shares)	7,300	11,863
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)	1,700	4,573
Financial Street Holdings Co. Ltd. (A Shares)	7,100	6,473
First Capital Securities Co. Ltd. (A Shares)	9,000	9,596
Flat Glass Group Co. Ltd. (A Shares)	14,100	121,085
Focus Media Information Technology Co. Ltd. (A Shares)	32,500	37,341
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	10,140	185,237
Founder Securities Co. Ltd. (A Shares)	17,100	21,783
Foxconn Industrial Internet Co. Ltd. (A Shares)	13,600	24,097
Fu Jian Anjoy Foods Co. Ltd. (A Shares)	600	18,980
Fujian Sunner Development Co. Ltd. A Shares	1,900	6,656
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	2,500	19,280
(H Shares) (b)	31,200	180,050
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	200	10,692
Ganfeng Lithium Co. Ltd. (A Shares)	7,900	206,449
GCL System Integration Technology Co. Ltd. (a)	7,700	4,844
GEM Co. Ltd. (A Shares)	10,100	17,186
Gemdale Corp. (A Shares)	9,400	14,894
GF Securities Co. Ltd.:
(A Shares)	9,600	30,153
(H Shares)	74,400	126,415
Giant Network Group Co. Ltd. (A Shares)	4,100	6,362
Gigadevice Semiconductor Beijing, Inc. (A Shares)	2,040	53,983
GoerTek, Inc. (A Shares)	9,800	66,611
Gotion High-tech Co. Ltd. (A Shares) (a)	2,700	24,826
Great Wall Motor Co. Ltd.:
(A Shares)	8,300	88,108
(H Shares)	139,000	627,068
Greenland Holdings Corp. Ltd. (A Shares)	17,955	11,520
GRG Banking Equipment Co. Ltd. (A Shares)	5,500	8,895
Guangdong Haid Group Co. Ltd. (A Shares)	3,500	35,870
Guangdong Hongda Blasting Co. Ltd. (A Shares)	1,000	4,298
Guangdong Kinlong Hardware Products Co. Ltd. (A Shares)	700	14,597
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd.	1,700	5,953
Guanghui Energy Co. Ltd. (A Shares) (a)	9,000	9,287
Guangzhou Automobile Group Co. Ltd.	17,400	46,938
Guangzhou Automobile Group Co. Ltd. (H Shares)	72,000	68,109
Guangzhou Baiyunshan Pharma Health (A Shares)	2,200	10,001
Guangzhou Haige Communications Group (A Shares)	3,300	4,863
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	1,000	17,873
Guangzhou R&F Properties Co. Ltd. (H Shares)	60,600	38,009
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	1,400	16,610
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	2,380	61,278
Guangzhou Wondfo Biotech Co. Ltd. (A Shares)	950	5,142
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	5,805	7,005
Guolian Securities Co. Ltd.	3,400	6,491
Guosen Securities Co. Ltd. (A Shares)	11,400	20,288
Guotai Junan Securities Co. Ltd.:
(A Shares)	11,200	30,632
(H Shares) (b)	19,800	27,077
Guoyuan Securities Co. Ltd. (A Shares)	6,110	7,077
Haier Smart Home Co. Ltd.	101,800	380,744
Haier Smart Home Co. Ltd. (A Shares)	17,100	72,610
Haitong Securities Co. Ltd.:
(A Shares)	12,400	23,907
(H Shares)	228,000	203,077
Hangzhou First Applied Material Co. Ltd. (A Shares)	1,980	44,294
Hangzhou Great Star Industrial Co. Ltd. (A Shares) (a)	2,800	14,001
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	2,100	8,491
Hangzhou Robam Appliances Co. Ltd. (A Shares)	1,900	9,293
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	2,700	25,994
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)	1,700	45,222
(H Shares) (b)	4,500	87,739
Hefei Meiya Optoelectronic Technology, Inc. (A Shares)	900	5,680
Heilongjiang Agriculture Co. Ltd. (A Shares)	2,600	5,585
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	5,800	26,710
Hengli Petrochemical Co. Ltd. (A Shares)	16,400	56,427
Hengyi Petrochemical Co. Ltd. (A Shares)	7,200	12,308
Hesteel Co. Ltd. (A Shares)	13,900	5,338
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	1,100	19,372
Hongfa Technology Co. Ltd. (A Shares)	1,500	17,408
Huaan Securities Co. Ltd. (A Shares)	6,630	5,289
Huadian Power International Corp. Ltd.:
(A Shares)	2,800	1,928
(H Shares)	26,000	9,657
Huadong Medicine Co. Ltd. (A Shares)	3,800	21,735
Huafon Chemical Co. Ltd. (A Shares)	9,700	18,005
Huagong Tech Co. Ltd. (A Shares)	1,500	6,744
Hualan Biological Engineer, Inc. (A Shares)	3,810	17,665
Huaneng Power International, Inc.:
(A Shares)	10,900	13,119
(H Shares)	168,000	87,018
Huatai Securities Co. Ltd.:
(A Shares)	10,300	25,518
(H Shares) (b)	85,600	127,622
HUAXI Securities Co. Ltd.	12,200	17,236
Huaxia Bank Co. Ltd. (A Shares)	20,800	18,281
Huaxin Cement Co. Ltd. (A Shares)	1,900	4,965
Huayu Automotive Systems Co. Ltd. (A Shares)	6,000	25,046
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)	6,500	3,298
Huizhou Desay SV Automotive Co. Ltd.	1,000	16,758
Humanwell Healthcare Group Co. Ltd. (A Shares)	3,600	11,847
Hunan Valin Steel Co. Ltd. (A Shares)	12,800	10,670
Hundsun Technologies, Inc. (A Shares)	3,122	30,705
iFlytek Co. Ltd. (A Shares)	4,800	42,277
IMEIK Technology Development Co. Ltd. (A Shares)	500	48,839
Industrial & Commercial Bank of China Ltd.:
(A Shares)	484,200	352,998
(H Shares)	2,325,000	1,274,477
Industrial Bank Co. Ltd. (A Shares)	58,300	169,555
Industrial Securities Co. Ltd. (A Shares)	13,500	19,241
Ingenic Semiconductor Co. Ltd. (A Shares)	900	19,305
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	20,700	138,953
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)	95,300	41,805
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	17,800	14,255
Inspur Electronic Information Industry Co. Ltd. (A Shares)	2,945	14,289
Intco Medical Technology Co. Ltd. (A Shares)	1,050	8,414
JA Solar Technology Co. Ltd. (A Shares)	4,400	62,678
Jafron Biomedical Co. Ltd. (A Shares)	1,700	13,715
Jason Furniture Hangzhou Co. Ltd. (A Shares)	1,600	15,546
JCET Group Co. Ltd. (A Shares)	5,100	24,609
Jiangsu Changshu Rural Commercial Bank Co. Ltd.	4,200	4,760
Jiangsu Eastern Shenghong Co. Ltd.	7,100	30,203
Jiangsu Expressway Co. Ltd. (H Shares)	52,000	49,190
Jiangsu Hengli Hydraulic Co. Ltd.	2,676	34,297
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	18,032	138,609
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	2,400	18,478
Jiangsu Shagang Co. Ltd. (A Shares)	3,100	3,005
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	4,200	122,071
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	400	7,354
Jiangsu Yoke Technology Co. Ltd. (A Shares)	700	8,300
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	1,400	7,700
Jiangsu Zhongnan Construction Group Co. Ltd. (A Shares)	9,100	5,441
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	4,400	6,944
Jiangxi Copper Co. Ltd.:
(A Shares)	3,400	12,362
(H Shares)	54,000	94,529
Jiangxi Zhengbang Technology Co. Ltd. (A Shares)	5,900	9,229
Jilin Aodong Pharmaceutical Group Co. Ltd. (A Shares)	2,600	6,425
Jinke Properties Group Co. Ltd. (A Shares)	11,400	7,902
JiuGui Liquor Co. Ltd. (A Shares)	800	26,840
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	3,100	5,580
Joinn Laboratories China Co. Ltd. (A Shares)	700	17,484
Jointown Pharmaceutical Group (A Shares)	2,600	5,516
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)	1,600	9,079
Joyoung Co. Ltd. (A Shares)	1,800	6,561
Juewei Food Co. Ltd.	1,200	12,336
Kingfa Sci & Tech Co. Ltd. (A Shares)	6,900	12,635
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)	4,100	13,121
Kunlun Tech Co. Ltd. (A Shares)	3,000	8,753
Kweichow Moutai Co. Ltd. (A Shares)	3,600	1,026,248
Lakala Payment Co. Ltd. (A Shares)	2,300	8,650
Laobaixing Pharmacy Chain JSC (A Shares)	560	3,825
Lb Group Co. Ltd. (A Shares)	4,800	21,273
Lens Technology Co. Ltd. (A Shares)	12,300	40,842
Leo Group Co. Ltd. (A Shares)	9,400	3,346
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	3,300	10,983
Leyard Optoelectronic Co. Ltd. (A Shares)	3,800	5,582
Liaoning Chengda Co. Ltd. (A Shares)	3,300	10,484
Lingyi iTech Guangdong Co. (A Shares) (a)	13,000	13,516
Livzon Pharmaceutical Group, Inc. (A Shares)	1,000	5,486
LONGi Green Energy Technology Co. Ltd.	14,280	217,775
Luxi Chemical Group Co. Ltd.	3,900	9,985
Luxshare Precision Industry Co. Ltd. (A Shares)	19,293	116,377
Luzhou Laojiao Co. Ltd. (A Shares)	4,200	150,114
Maccura Biotechnology Co. Ltd. (A Shares)	1,500	6,517
Mango Excellent Media Co. Ltd. (A Shares)	4,400	26,988
Maxscend Microelectronics Co. Ltd. (A Shares)	740	35,718
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	7,900	8,904
Metallurgical Corp. China Ltd. (A Shares)	37,200	23,578
Mingyang Smart Energy Group Ltd.	3,600	17,416
Montage Technology Co. Ltd. (A Shares)	1,397	14,197
Muyuan Foodstuff Co. Ltd. (A Shares)	14,740	131,413
Nanji E-Commerce Co. Ltd. (A Shares)	6,200	6,940
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	2,301	13,327
Nanjing Securities Co. Ltd. (A Shares)	7,400	11,217
NARI Technology Co. Ltd. (A Shares)	18,800	114,254
National Silicon Industry Group Co. Ltd. (A Shares) (a)	6,402	28,193
NAURA Technology Group Co. Ltd.	1,400	81,138
NavInfo Co. Ltd. (A Shares) (a)	4,800	8,767
New China Life Insurance Co. Ltd.	19,000	116,182
New China Life Insurance Co. Ltd. (H Shares)	18,300	53,038
New Hope Liuhe Co. Ltd. (A Shares) (a)	8,900	19,993
Ninestar Corp. (A Shares)	1,500	8,601
Ningbo Joyson Electronic Corp. (A shares)	1,800	4,982
Ningbo Tuopu Group Co. Ltd. (A Shares)	2,200	17,825
Ningxia Baofeng Energy Group Co. Ltd.	12,900	29,402
Nongfu Spring Co. Ltd. (H Shares) (b)	18,800	95,323
Northeast Securities Co. Ltd. (A Shares)	3,400	4,575
Offcn Education Technology Co. A Shares (a)	4,500	7,334
Offshore Oil Enginering Co. Ltd. (A Shares)	6,300	4,573
OFILM Group Co. Ltd. (A Shares)	3,800	4,437
Oppein Home Group, Inc. (A Shares)	1,060	21,063
Orient Securities Co. Ltd. (A Shares)	18,000	38,665
Ovctek China, Inc. (A Shares)	1,820	19,431
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	11,700	7,306
People's Insurance Co. of China Group Ltd.:
(A Shares)	93,400	73,195
(H Shares)	269,000	84,014
Perfect World Co. Ltd. (A Shares)	3,950	10,717
PetroChina Co. Ltd.:
(A Shares)	97,600	83,495
(H Shares)	868,000	418,504
Pharmaron Beijing Co. Ltd.:
(A Shares)	1,200	35,846
(H Shares) (b)	7,300	159,032
PICC Property & Casualty Co. Ltd. (H Shares)	354,000	331,228
Ping An Bank Co. Ltd. (A Shares)	53,600	163,166
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	54,400	420,967
(H Shares)	272,500	1,951,845
Poly Developments & Holdings (A Shares)	25,500	49,999
Poly Property Development Co. Ltd. (H Shares)	4,200	23,590
Postal Savings Bank of China Co. Ltd.	183,300	154,807
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	316,000	229,877
Power Construction Corp. of China Ltd. (A Shares)	29,700	38,065
Proya Cosmetics Co. Ltd. (A Shares)	500	15,689
Qianhe Condiment and Food Co. Ltd. (A Shares)	2,640	10,118
Qingdao Rural Commercial Bank Corp. (A Shares)	8,100	4,830
Raytron Technology Co. Ltd. (A Shares)	908	10,258
Risesun Real Estate Development Co. Ltd. (A Shares)	10,000	6,697
Riyue Heavy Industry Co. Ltd. (A Shares)	1,900	11,541
Rongsheng Petrochemical Co. Ltd. (A Shares)	23,850	64,188
SAIC Motor Corp. Ltd. (A Shares)	27,300	86,429
Sailun Group Co. Ltd. A Shares	6,700	14,016
Sanan Optoelectronics Co. Ltd. (A Shares)	13,000	68,189
Sangfor Technologies, Inc.	1,100	34,827
Sany Heavy Industry Co. Ltd. (A Shares)	24,500	87,815
Satellite Chemical Co. Ltd. (A Shares)	3,780	22,984
SDIC Capital Co. Ltd.	10,488	13,426
SDIC Power Holdings Co. Ltd. (A Shares)	19,500	32,116
Sealand Securities Co. Ltd. (A Shares)	7,700	4,640
Seazen Holdings Co. Ltd. (A Shares)	6,300	33,675
SF Holding Co. Ltd. (A Shares)	17,300	174,546
SG Micro Corp. (A Shares)	450	22,761
Shaanxi Coal Industry Co. Ltd. (A Shares)	21,300	41,597
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	2,200	6,007
Shandong Gold Mining Co. Ltd.:
(A Shares)	21,140	65,739
(H Shares) (b)	6,250	11,359
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	4,260	20,669
Shandong Linglong Tyre Co. Ltd. (A Shares)	3,000	16,523
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	24,200	16,320
Shandong Pharmaceutical Glass Co. Ltd. (A Shares)	1,700	9,026
Shandong Sun Paper Industry JSC Ltd. (A Shares)	5,300	9,498
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	108,000	184,060
Shanghai Bailian Group Co. Ltd. (A Shares)	3,400	7,309
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	1,960	19,460
Shanghai Baosight Software Co. Ltd. (A Shares)	2,340	25,571
Shanghai Construction Group Co. Ltd. (A Shares)	11,298	5,767
Shanghai Electric Group Co. Ltd. (A Shares)	46,700	34,629
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	2,100	16,392
(H Shares)	26,500	124,998
Shanghai International Airport Co. Ltd. (A Shares) (a)	1,900	15,661
Shanghai International Port Group Co. Ltd. (A Shares)	18,300	16,170
Shanghai Jahwa United Co. Ltd. (A Shares)	1,500	11,224
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	2,200	18,546
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	3,480	7,991
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	129,461	115,091
Shanghai M&G Stationery, Inc. (A Shares)	1,900	18,835
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	2,500	7,279
(H Shares)	33,500	61,398
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	96,200	134,259
Shanghai Putailai New Energy Technology Co. Ltd.	1,440	39,967
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	12,700	13,085
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	6,700	10,282
Shanghai Zhangjiang High Ltd. (A Shares)	3,900	10,161
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	6,600	13,332
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)	9,400	16,494
Shanxi Securities Co. Ltd. (A Shares)	5,070	4,955
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	12,000	14,425
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	3,160	148,732
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	9,330	13,458
Shenergy Co. Ltd. (A Shares)	6,400	6,184
Shenghe Resources Holding Co. Ltd. (A Shares)	3,700	11,679
Shengyi Technology Co. Ltd.	4,600	15,978
Shennan Circuits Co. Ltd. (A Shares)	940	13,035
Shenwan Hongyuan Group Co. Ltd. (A Shares)	49,000	39,241
Shenzhen Capchem Technology Co. Ltd. (A Shares)	1,100	24,618
Shenzhen Energy Group Co. Ltd. (A Shares)	8,340	10,572
Shenzhen Goodix Technology Co. Ltd. (A Shares)	800	12,787
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (A Shares)	1,600	3,837
Shenzhen Inovance Technology Co. Ltd. (A Shares)	7,050	71,790
Shenzhen Kaifa Technology Co. Ltd. (A Shares)	2,000	4,621
Shenzhen Kangtai Biological Products Co. Ltd.	1,500	26,753
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	3,200	187,876
Shenzhen MTC Co. Ltd. (A Shares) (a)	11,600	8,873
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	18,200	17,786
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares) (a)	2,000	9,023
Shenzhen SC New Energy Technology Corp. (A Shares)	800	14,310
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	1,400	7,223
Shenzhen Sunway Communication Co. Ltd. (A Shares)	1,400	5,199
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	3,640	9,120
Sichuan Chuantou Energy Co. Ltd. (A Shares)	13,400	27,383
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	2,400	6,620
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	10,400	19,515
Sichuan Swellfun Co. Ltd. (A Shares)	1,000	19,773
Sinolink Securities Co. Ltd. (A Shares)	8,100	13,555
Sinoma Science & Technology Co. Ltd. (A Shares)	4,600	27,058
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)	8,500	5,162
(H Shares)	6,000	1,396
Sinopharm Group Co. Ltd. (H Shares)	60,400	144,081
Sinotrans Ltd.	5,900	4,163
Sinotrans Ltd. (H Shares)	10,000	3,277
SKSHU Paint Co. Ltd. (A Shares)	840	14,616
Songcheng Performance Development Co. Ltd. (A Shares)	6,120	13,375
Soochow Securities Co. Ltd. (A Shares)	8,600	11,371
Southwest Securities Co. Ltd. (A Shares)	13,000	9,762
Spring Airlines Co. Ltd. (A Shares) (a)	2,200	20,091
StarPower Semiconductor Ltd. (A Shares)	500	31,222
Sungrow Power Supply Co. Ltd. (A Shares)	3,800	97,347
Suning.com Co. Ltd. (A Shares) (a)	16,800	11,723
Sunwoda Electronic Co. Ltd. (A Shares)	3,300	25,392
Suofeiya Home Collection Co. Ltd. (A Shares)	1,300	3,434
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	2,300	7,296
Suzhou Gold Mantis Consolidated Co. Ltd.	3,800	3,542
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	200	23,885
Tangshan Jidong Cement Co. Ltd. A Shares	2,000	3,634
TBEA Co. Ltd. (A Shares)	7,600	32,046
TCL Technology Group Corp. (A Shares)	30,400	28,759
The Pacific Securities Co. Ltd. (A Shares) (a)	9,800	4,773
Thunder Software Technology Co. Ltd. (A Shares)	900	19,108
Tianfeng Securities Co. Ltd. (A Shares)	15,200	9,349
Tianjin 712 Communication & Broadcasting Co. Ltd.	1,900	11,176
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)	8,500	69,478
Tianma Microelectronics Co. Ltd. (A Shares)	4,800	9,224
Tianshui Huatian Technology Co. Ltd. (A Shares)	3,800	7,623
Toly Bread Co. Ltd.	1,820	8,950
TongFu Microelectronics Co. Ltd. (A Shares)	1,600	5,001
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)	3,400	6,470
Tongkun Group Co. Ltd. (A Shares)	4,500	14,008
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	22,400	12,903
Tongwei Co. Ltd. (A Shares)	12,200	108,997
Topchoice Medical Corp. (a)	700	26,058
Topsec Technologies Group, Inc.	1,600	4,611
Transfar Zhilian Co. Ltd.	4,400	5,626
TravelSky Technology Ltd. (H Shares)	37,000	69,240
Tsingtao Brewery Co. Ltd.:
(A Shares)	500	8,140
(H Shares)	26,000	226,065
Unigroup Guoxin Microelectronics Co. Ltd.	1,700	53,781
Unisplendour Corp. Ltd. (A Shares)	5,320	23,022
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	2,000	4,334
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	7,500	34,750
Walvax Biotechnology Co. Ltd. (A Shares)	3,300	28,334
Wangfujing Group Co. Ltd.	1,700	8,174
Wanhua Chemical Group Co. Ltd. (A Shares)	8,500	139,952
Weichai Power Co. Ltd.:
(A Shares)	38,900	91,697
(H Shares)	94,000	168,899
Weifu High-Technology Group Co. Ltd. (A Shares)	1,200	3,640
Weihai Guangwei Composites Co. Ltd. (A Shares)	700	7,419
Wens Foodstuffs Group Co. Ltd. (A Shares)	13,260	34,114
Western Securities Co. Ltd. (A Shares)	8,100	9,686
Will Semiconductor Ltd.	2,100	87,203
Wingtech Technology Co. Ltd. (A Shares)	3,700	63,398
Winning Health Technology Group Co. Ltd. (A Shares)	4,690	9,262
Wuchan Zhongda Group Co. Ltd.	6,700	6,558
Wuhan Guide Infrared Co. Ltd. (A Shares)	4,494	15,224
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	4,400	16,348
Wuhu Token Science Co. Ltd. (A Shares)	3,400	5,446
Wuliangye Yibin Co. Ltd. (A Shares)	10,200	344,753
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	2,640	4,220
WuXi AppTec Co. Ltd.	6,660	143,488
WuXi AppTec Co. Ltd. (H Shares) (b)	16,864	360,450
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)	1,920	24,350
Wuxi Shangji Automation Co. Ltd. (A Shares)	600	28,011
XCMG Construction Machinery Co. Ltd. (A Shares)	15,300	14,594
Xiamen C&D, Inc. (A Shares)	4,100	5,127
Xiamen Intretech, Inc.	1,620	7,794
Xiamen Tungsten Co. Ltd. (A Shares)	2,000	7,087
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)	3,436	9,939
(H Shares)	43,616	97,765
Yango Group Co. Ltd. (A Shares)	10,100	5,077
Yantai Eddie Precision Machinery Co. Ltd. (A Shares)	2,100	11,710
Yantai Jereh Oilfield Services (A Shares)	2,100	13,864
Yanzhou Coal Mining Co. Ltd.:
(A Shares)	12,100	42,652
(H Shares)	54,000	80,093
Yealink Network Technology Corp. Ltd.	1,850	21,871
Yifan Pharmaceutical Co. Ltd. (A Shares)	2,000	5,117
Yifeng Pharmacy Chain Co. Ltd.	1,300	9,691
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	3,000	28,512
Yintai Gold Co. Ltd. (A Shares)	3,920	5,397
Yixintang Pharmaceutical Group Co. Ltd. (A Shares)	1,100	5,444
Yonghui Superstores Co. Ltd. (A Shares)	13,100	8,037
Yonyou Network Technology Co. Ltd. (A Shares)	7,320	36,339
Youngor Group Co. Ltd. (A Shares)	11,100	11,142
YTO Express Group Co. Ltd. (A Shares)	6,100	13,903
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	1,900	6,226
Yunda Holding Co. Ltd. (A Shares)	5,180	15,097
Yunnan Aluminium Co. Ltd. (A Shares) (a)	6,800	12,622
Yunnan Baiyao Group Co. Ltd. (A Shares)	2,800	39,165
Yunnan Energy New Material Co. Ltd.	2,400	109,304
Yutong Bus Co. Ltd.	5,100	9,028
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	1,700	109,583
Zhaojin Mining Industry Co. Ltd. (H Shares)	41,500	29,710
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	15,240	17,677
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	12,200	9,294
Zhejiang Chint Electric Co. Ltd. (A Shares)	6,400	60,186
Zhejiang Dahua Technology Co. Ltd. (A Shares)	6,000	20,400
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	1,100	11,730
Zhejiang Expressway Co. Ltd. (H Shares)	66,000	58,616
Zhejiang Fuchunjiang Hp Co. Ltd. (A Shares)	9,700	10,842
Zhejiang HangKe Technology, Inc. Co. (A Shares)	797	12,859
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	3,390	9,753
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	3,300	57,209
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	5,400	64,413
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	1,800	14,707
Zhejiang Juhua Co. Ltd. (A Shares)	3,900	9,461
Zhejiang Longsheng Group Co. Ltd. (A Shares)	4,700	9,135
Zhejiang NHU Co. Ltd. (A Shares)	6,960	29,488
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	8,040	29,772
Zhejiang Semir Garment Co. Ltd. (A Shares)	3,200	3,747
Zhejiang Supor Cookware Co. Ltd.	1,100	9,101
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	3,400	9,554
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	1,200	10,050
Zheshang Securities Co. Ltd. (a)	7,400	14,255
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)	21,400	78,526
Zhongji Innolight Co. Ltd. (A Shares)	900	4,646
Zhongjin Gold Co. Ltd. (A Shares)	8,500	11,040
Zhongtai Securities Co. Ltd. (A Shares)	20,100	29,025
Zhongtian Financial Group Co. Ltd. (A Shares) (a)	18,400	7,210
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	23,800	114,098
Zhuzhou Kibing Group Co. Ltd. (A Shares)	5,800	14,396
Zijin Mining Group Co. Ltd.:
(A Shares)	47,800	78,053
(H Shares)	274,000	381,744
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	14,000	15,933
(H Shares)	66,400	47,962
ZTE Corp.:
(A Shares)	4,100	20,878
(H Shares)	41,400	124,511

TOTAL CHINA		40,513,002

Colombia - 0.0%
Bancolombia SA	15,748	140,847
Ecopetrol SA	244,402	184,775
Grupo de Inversiones Suramerica SA	10,582	61,681
Interconexion Electrica SA ESP	18,725	112,428

TOTAL COLOMBIA		499,731

Cyprus - 0.1%
Ozon Holdings PLC ADR (a)	2,159	98,483
TCS Group Holding PLC unit	5,437	559,946

TOTAL CYPRUS		658,429

Czech Republic - 0.0%
CEZ A/S	7,924	261,591
Komercni Banka A/S	3,958	153,570
MONETA Money Bank A/S (a)(b)	15,300	59,812

TOTAL CZECH REPUBLIC		474,973

Denmark - 1.7%
A.P. Moller - Maersk A/S:
Series A	143	391,556
Series B	261	756,364
Ambu A/S Series B (d)	7,824	222,865
Carlsberg A/S Series B	4,525	746,432
Chr. Hansen Holding A/S	4,641	369,261
Coloplast A/S Series B	5,288	862,022
Danske Bank A/S	30,957	523,888
Demant A/S (a)	4,920	238,316
DSV A/S	9,081	2,110,433
Genmab A/S (a)	3,001	1,344,970
GN Store Nord A/S	5,798	351,844
Novo Nordisk A/S Series B	76,204	8,356,143
Novozymes A/S Series B	9,217	677,775
ORSTED A/S (b)	8,591	1,212,219
Pandora A/S	4,529	632,441
Rockwool International A/S Series B	401	183,207
Tryg A/S	15,526	368,064
Vestas Wind Systems A/S	45,928	1,986,288

TOTAL DENMARK		21,334,088

Egypt - 0.0%
Commercial International Bank SAE (a)	35,349	114,777
Commercial International Bank SAE sponsored GDR	37,136	115,122
Eastern Co. SAE	43,181	31,884
Fawry for Banking & Payment Technology Services SAE	17,986	17,219

TOTAL EGYPT		279,002

Finland - 0.8%
Elisa Corp. (A Shares)	6,685	403,240
Fortum Corp.	20,236	601,195
Kesko Oyj	12,059	391,580
Kone OYJ (B Shares)	15,583	1,062,102
Neste Oyj	19,360	1,078,500
Nokia Corp. (a)	245,703	1,410,215
Nordea Bank ABP	145,692	1,782,301
Orion Oyj (B Shares)	4,512	195,230
Sampo Oyj (A Shares)	22,517	1,197,364
Stora Enso Oyj (R Shares)	26,339	437,841
UPM-Kymmene Corp.	24,043	848,264
Wartsila Corp.	20,475	283,911

TOTAL FINLAND		9,691,743

France - 6.5%
Accor SA (a)	7,323	261,665
Aeroports de Paris SA (a)	1,440	191,267
Air Liquide SA	21,353	3,565,051
Alstom SA	14,162	504,702
Amundi SA (b)	2,824	251,533
Arkema SA	2,924	399,533
Atos Origin SA	4,290	223,067
AXA SA	87,266	2,538,829
bioMerieux SA	1,972	250,874
BNP Paribas SA	50,942	3,409,917
Bollore SA	42,012	243,315
Bouygues SA	10,361	419,206
Bureau Veritas SA	13,002	412,732
Capgemini SA	7,239	1,684,536
Carrefour SA	28,195	510,250
CNP Assurances	7,143	178,853
Compagnie de St. Gobain	22,958	1,584,390
Compagnie Generale des Etablissements Michelin SCA Series B	7,678	1,207,116
Covivio	2,221	192,047
Credit Agricole SA	53,016	799,851
Danone SA	29,729	1,937,909
Dassault Aviation SA	1,040	108,502
Dassault Systemes SA	29,912	1,746,784
Edenred SA	11,143	602,459
EDF SA	21,294	313,360
Eiffage SA	3,827	393,560
ENGIE	82,929	1,178,767
EssilorLuxottica SA	12,822	2,651,697
Eurazeo SA	1,905	178,487
Faurecia SA	5,269	274,398
Gecina SA	2,230	312,052
Getlink SE	21,161	324,979
Hermes International SCA	1,425	2,257,625
Ipsen SA	1,595	164,838
Kering SA	3,400	2,551,819
Klepierre SA	9,822	233,443
L'Oreal SA	11,417	5,222,761
La Francaise des Jeux SAEM (b)	4,128	214,261
Legrand SA	12,316	1,343,554
LVMH Moet Hennessy Louis Vuitton SE	12,553	9,843,079
Orange SA	88,673	966,975
Orpea	2,271	236,800
Pernod Ricard SA	9,483	2,178,219
Publicis Groupe SA	10,336	692,291
Remy Cointreau SA	977	197,195
Renault SA (a)	8,981	322,466
Safran SA	15,661	2,107,811
Sanofi SA	51,474	5,170,264
Sartorius Stedim Biotech	1,273	700,770
Schneider Electric SA	24,529	4,229,246
SCOR SE	7,001	235,511
SEB SA	1,151	180,024
Societe Generale Series A	36,919	1,233,241
Sodexo SA	4,143	402,302
Suez Environnement SA	14,215	323,475
Teleperformance	2,669	1,114,125
Thales SA	4,906	451,779
Total SA	113,156	5,666,283
Ubisoft Entertainment SA (a)	4,156	217,624
Valeo SA	10,587	310,003
Veolia Environnement SA	29,963	977,809
VINCI SA	24,064	2,569,547
Vivendi SA	33,101	426,078
Wendel SA	1,131	150,486
Worldline SA (a)(b)	10,879	633,585

TOTAL FRANCE		82,376,977

Germany - 5.1%
adidas AG	8,632	2,826,935
Allianz SE	18,614	4,328,302
BASF AG	41,643	2,997,199
Bayer AG	44,759	2,522,514
Bayerische Motoren Werke AG (BMW)	13,781	1,389,806
Bechtle AG	3,788	283,755
Beiersdorf AG	4,434	471,052
Brenntag SE	6,997	665,201
Carl Zeiss Meditec AG	1,775	356,928
Commerzbank AG (a)	47,161	344,336
Continental AG (a)	4,852	570,457
Covestro AG (b)	9,017	577,470
Daimler AG (Germany)	38,656	3,831,406
Delivery Hero AG (a)(b)	7,409	921,145
Deutsche Bank AG (a)	94,558	1,218,359
Deutsche Borse AG	8,635	1,433,424
Deutsche Lufthansa AG (a)	30,974	204,524
Deutsche Post AG	44,922	2,779,285
Deutsche Telekom AG	151,569	2,818,752
Deutsche Wohnen SE (Bearer)	1,000	51,199
E.ON AG	102,229	1,295,926
Evonik Industries AG	9,205	298,160
Fresenius Medical Care AG & Co. KGaA	9,411	625,164
Fresenius SE & Co. KGaA	19,175	870,360
GEA Group AG	6,917	340,552
Hannover Reuck SE	2,650	484,017
HeidelbergCement AG	6,938	522,466
HelloFresh AG (a)	7,568	612,403
Henkel AG & Co. KGaA	4,729	394,151
Infineon Technologies AG	59,026	2,764,268
KION Group AG	3,255	355,206
Knorr-Bremse AG	3,164	333,352
Lanxess AG	3,843	258,821
LEG Immobilien AG	3,286	488,692
Merck KGaA	5,911	1,395,322
MTU Aero Engines AG	2,388	530,988
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,384	1,890,731
Nemetschek Se	2,604	298,614
Puma AG	4,761	590,549
Rational AG	232	230,538
RWE AG	29,568	1,137,189
SAP SE	47,204	6,835,667
Scout24 AG (b)	3,793	263,959
Siemens AG	34,678	5,638,018
Siemens Healthineers AG (b)	12,758	847,434
Symrise AG	5,701	787,877
TeamViewer AG (a)(b)	6,937	103,537
Telefonica Deutschland Holding AG	48,781	127,049
Uniper SE	4,093	180,791
United Internet AG	4,383	161,528
Vitesco Technologies Group AG (a)	44	2,523
Volkswagen AG	1,655	537,221
Vonovia SE	24,784	1,502,995
Zalando SE (a)(b)	10,172	959,286

TOTAL GERMANY		64,257,403

Greece - 0.0%
Alpha Bank SA (a)	92,990	118,085
EFG Eurobank Ergasias SA (a)	106,692	111,422
Ff Group (a)(c)	256	355
Hellenic Telecommunications Organization SA	9,810	173,508
Jumbo SA	3,890	57,739
OPAP SA	8,586	133,497

TOTAL GREECE		594,606

Hong Kong - 1.7%
AIA Group Ltd.	549,200	6,154,891
Beijing Enterprises Holdings Ltd.	23,000	88,388
BOC Hong Kong (Holdings) Ltd.	169,000	536,508
BYD Electronic International Co. Ltd.	29,500	87,774
China Everbright International Ltd.	165,888	114,067
China Everbright Ltd.	46,000	51,791
China Jinmao Holdings Group Ltd.	224,000	65,641
China Merchants Holdings International Co. Ltd.	72,131	120,520
China Overseas Land and Investment Ltd.	166,000	366,115
China Power International Development Ltd.	161,000	80,909
China Resources Beer Holdings Co. Ltd.	66,000	547,137
China Resources Pharmaceutical Group Ltd. (b)	68,500	33,015
China Resources Power Holdings Co. Ltd.	84,000	217,004
China Taiping Insurance Group Ltd.	69,400	106,145
China Traditional Chinese Medicine Holdings Co. Ltd.	114,000	54,212
CITIC Pacific Ltd.	247,000	247,619
CLP Holdings Ltd.	74,500	729,424
CSPC Pharmaceutical Group Ltd.	415,760	434,970
Far East Horizon Ltd.	73,000	69,711
Fosun International Ltd.	148,000	174,051
Galaxy Entertainment Group Ltd. (a)	96,000	519,452
Ganfeng Lithium Co. Ltd. (H Shares) (b)	5,700	106,886
Guangdong Investment Ltd.	130,000	163,743
Hang Lung Properties Ltd.	102,000	236,761
Hang Seng Bank Ltd.	34,400	654,354
Henderson Land Development Co. Ltd.	69,010	288,957
Hong Kong & China Gas Co. Ltd.	517,865	804,520
Hong Kong Exchanges and Clearing Ltd.	54,849	3,318,927
Hua Hong Semiconductor Ltd. (a)(b)	23,000	115,879
i-CABLE Communications Ltd. (a)(c)	531	5
Lenovo Group Ltd.	328,000	356,198
Link (REIT)	93,805	831,893
MMG Ltd. (a)	148,000	68,479
MTR Corp. Ltd.	66,945	364,818
New World Development Co. Ltd.	72,267	313,477
Power Assets Holdings Ltd.	64,000	390,309
Shenzhen Investment Ltd.	137,881	33,848
Sino Land Ltd.	162,997	214,103
Sinotruk Hong Kong Ltd.	30,000	41,411
SJM Holdings Ltd. (a)	76,000	56,752
Sun Art Retail Group Ltd.	84,000	49,447
Sun Hung Kai Properties Ltd.	60,000	795,500
Swire Pacific Ltd. (A Shares)	21,000	132,119
Swire Properties Ltd.	50,000	133,989
Techtronic Industries Co. Ltd.	63,000	1,296,356
Wharf Holdings Ltd.	66,000	229,034
Yuexiu Property Co. Ltd.	60,800	53,607

TOTAL HONG KONG		21,850,716

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	16,720	142,880
OTP Bank PLC (a)	10,404	624,856
Richter Gedeon PLC	5,957	166,878

TOTAL HUNGARY		934,614

India - 3.4%
ACC Ltd.	3,164	98,497
Adani Enterprises Ltd.	12,228	232,243
Adani Green Energy Ltd. (a)	17,746	272,943
Adani Ports & Special Economic Zone Ltd.	23,294	215,366
Adani Total Gas Ltd. (a)	12,600	241,973
Adani Transmissions Ltd. (a)	12,563	296,229
Ambuja Cements Ltd.	29,760	160,721
Apollo Hospitals Enterprise Ltd.	4,474	254,398
Asian Paints Ltd.	17,543	725,569
Aurobindo Pharma Ltd.	13,798	126,898
Avenue Supermarts Ltd. (a)(b)	7,109	439,643
Axis Bank Ltd. (a)	101,338	1,003,173
Bajaj Auto Ltd.	3,210	158,766
Bajaj Finance Ltd.	12,270	1,211,400
Bajaj Finserv Ltd.	1,754	417,028
Balkrishna Industries Ltd.	3,778	123,998
Bandhan Bank Ltd. (b)	32,815	127,596
Berger Paints India Ltd.	9,709	96,047
Bharat Electronics Ltd.	51,667	142,583
Bharat Forge Ltd.	9,831	100,618
Bharat Petroleum Corp. Ltd.	36,598	203,949
Bharti Airtel Ltd. (a)	113,194	1,034,988
Biocon Ltd. (a)	20,093	94,119
Britannia Industries Ltd.	4,687	229,848
Cholamandalam Investment and Finance Co. Ltd.	17,860	146,480
Cipla Ltd. (a)	24,066	290,587
Coal India Ltd.	63,744	139,853
Colgate-Palmolive Ltd.	5,332	109,734
Container Corp. of India Ltd.	10,452	91,350
Dabur India Ltd.	26,488	207,031
Divi's Laboratories Ltd.	5,870	403,327
DLF Ltd.	26,573	141,311
Dr. Reddy's Laboratories Ltd.	5,378	334,200
Eicher Motors Ltd.	6,070	201,224
GAIL India Ltd.	66,443	131,946
Godrej Consumer Products Ltd. (a)	16,745	213,716
Grasim Industries Ltd.	11,650	267,505
Havells India Ltd.	11,567	194,898
HCL Technologies Ltd.	49,724	758,746
HDFC Asset Management Co. Ltd. (b)	2,078	73,389
HDFC Standard Life Insurance Co. Ltd. (b)	34,618	314,266
Hero Motocorp Ltd.	5,727	203,018
Hindalco Industries Ltd.	70,328	431,416
Hindustan Petroleum Corp. Ltd.	27,618	114,370
Hindustan Unilever Ltd.	37,488	1,196,910
Housing Development Finance Corp. Ltd.	77,652	2,947,057
ICICI Bank Ltd.	231,945	2,481,909
ICICI Lombard General Insurance Co. Ltd. (b)	10,301	203,608
ICICI Prudential Life Insurance Co. Ltd. (b)	14,970	123,507
Indian Oil Corp. Ltd.	90,520	154,520
Indraprastha Gas Ltd.	11,533	72,917
Indus Towers Ltd.	33,301	120,622
Info Edge India Ltd.	3,500	283,687
Infosys Ltd.	154,254	3,448,625
InterGlobe Aviation Ltd. (a)(b)	4,111	119,302
Ipca Laboratories Ltd.	3,037	86,805
ITC Ltd.	137,859	410,515
JSW Steel Ltd.	36,884	329,277
Jubilant Foodworks Ltd.	3,855	189,744
Kotak Mahindra Bank Ltd. (a)	25,288	685,261
Larsen & Toubro Infotech Ltd. (b)	2,452	218,598
Larsen & Toubro Ltd.	31,034	731,455
Lupin Ltd.	10,694	131,672
Mahindra & Mahindra Ltd.	40,071	472,721
Marico Ltd.	21,918	166,224
Maruti Suzuki India Ltd.	6,199	618,817
Motherson Sumi Systems Ltd.	54,552	162,626
MRF Ltd.	74	76,323
Muthoot Finance Ltd.	5,736	112,321
Nestle India Ltd.	1,531	388,089
NTPC Ltd.	218,042	385,875
Oil & Natural Gas Corp. Ltd.	118,325	235,292
Page Industries Ltd.	272	136,575
Petronet LNG Ltd.	30,407	93,122
PI Industries Ltd.	3,519	140,842
Pidilite Industries Ltd.	6,685	206,347
Piramal Enterprises Ltd.	4,950	171,819
Power Grid Corp. of India Ltd.	145,817	359,995
Rec Ltd.	33,633	66,701
Reliance Industries Ltd.	129,134	4,369,503
SBI Cards & Payment Services Ltd. (a)	10,077	141,848
SBI Life Insurance Co. Ltd. (b)	21,102	322,505
Shree Cement Ltd.	458	174,971
Shriram Transport Finance Co. Ltd.	8,559	163,998
Siemens India Ltd.	2,990	87,227
State Bank of India	81,236	544,229
Sun Pharmaceutical Industries Ltd.	37,331	395,946
Tata Consultancy Services Ltd.	41,761	1,893,048
Tata Consumer Products Ltd.	29,659	320,312
Tata Motors Ltd. (a)	74,506	478,827
Tata Steel Ltd.	33,336	585,265
Tech Mahindra Ltd.	28,934	570,477
Titan Co. Ltd.	16,159	513,852
Torrent Pharmaceuticals Ltd.	2,783	106,204
Trent Ltd.	7,663	102,557
Ultratech Cement Ltd.	4,750	483,907
United Spirits Ltd. (a)	14,316	180,939
UPL Ltd. (a)	23,807	235,100
Vedanta Ltd.	52,272	212,003
Wipro Ltd.	62,073	536,995
Yes Bank Ltd. (a)	506,680	86,525

TOTAL INDIA		43,012,878

Indonesia - 0.4%
PT Adaro Energy Tbk	647,900	76,829
PT Aneka Tambang Tbk	325,100	53,696
PT Astra International Tbk	953,100	405,324
PT Bank Central Asia Tbk	2,466,000	1,301,101
PT Bank Mandiri (Persero) Tbk	870,500	440,101
PT Bank Negara Indonesia (Persero) Tbk	305,600	150,993
PT Bank Rakyat Indonesia Tbk	3,033,110	910,491
PT Barito Pacific Tbk	1,060,600	69,995
PT Charoen Pokphand Indonesia Tbk	311,600	136,363
PT Gudang Garam Tbk	21,100	49,892
PT Indah Kiat Pulp & Paper Tbk	137,900	82,492
PT Indocement Tunggal Prakarsa Tbk	60,900	50,831
PT Indofood CBP Sukses Makmur Tbk	125,900	78,202
PT Indofood Sukses Makmur Tbk	213,100	95,513
PT Kalbe Farma Tbk	925,400	104,510
PT Merdeka Copper Gold Tbk (a)	494,700	110,341
PT Sarana Menara Nusantara Tbk	1,013,100	82,950
PT Semen Gresik (Persero) Tbk	117,200	75,279
PT Telkom Indonesia Persero Tbk	2,267,800	606,151
PT Tower Bersama Infrastructure Tbk	386,900	80,288
PT Unilever Indonesia Tbk	301,500	94,062
PT United Tractors Tbk	81,900	136,139

TOTAL INDONESIA		5,191,543

Ireland - 0.5%
CRH PLC	31,939	1,528,403
CRH PLC sponsored ADR	3,623	173,687
DCC PLC (United Kingdom)	4,327	361,580
Flutter Entertainment PLC (a)	778	146,880
Flutter Entertainment PLC (Ireland) (a)	6,810	1,287,918
James Hardie Industries PLC CDI	19,906	773,422
Kerry Group PLC Class A	7,178	963,371
Kingspan Group PLC (Ireland)	7,017	808,245
Smurfit Kappa Group PLC	11,204	586,588

TOTAL IRELAND		6,630,094

Isle of Man - 0.1%
Entain PLC (a)	26,685	747,925
NEPI Rockcastle PLC	17,552	117,664

TOTAL ISLE OF MAN		865,589

Israel - 0.4%
Azrieli Group	1,784	166,541
Bank Hapoalim BM (Reg.)	51,410	505,270
Bank Leumi le-Israel BM	66,772	636,627
Check Point Software Technologies Ltd. (a)	4,918	588,193
CyberArk Software Ltd. (a)	1,792	322,757
Elbit Systems Ltd. (Israel)	1,105	173,903
Icl Group Ltd.	30,964	264,691
Israel Discount Bank Ltd. (Class A) (a)	54,711	329,890
Mizrahi Tefahot Bank Ltd.	5,938	215,613
NICE Systems Ltd. (a)	2,760	776,448
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	50,025	437,219
Wix.com Ltd. (a)	2,491	463,226

TOTAL ISRAEL		4,880,378

Italy - 1.1%
Amplifon SpA	5,879	298,690
Assicurazioni Generali SpA	48,033	1,046,668
Atlantia SpA (a)	22,342	431,446
DiaSorin SpA	1,082	244,342
Enel SpA	368,052	3,081,254
Eni SpA	113,519	1,627,005
FinecoBank SpA	27,505	525,107
Infrastrutture Wireless Italiane SpA (b)	15,840	174,980
Intesa Sanpaolo SpA	746,471	2,121,604
Mediobanca SpA	27,463	327,473
Moncler SpA	9,115	654,555
Nexi SpA (a)(b)	19,936	346,266
Poste Italiane SpA (b)	21,844	311,606
Prysmian SpA	11,287	426,662
Recordati SpA	5,115	320,008
Snam Rete Gas SpA	89,361	505,867
Telecom Italia SpA	431,103	153,796
Telecom Italia SpA (Risparmio Shares)	271,955	103,274
Terna - Rete Elettrica Naziona	64,979	483,896
UniCredit SpA	97,499	1,287,586

TOTAL ITALY		14,472,085

Japan - 14.1%
ABC-MART, Inc.	1,700	81,709
ACOM Co. Ltd.	18,500	61,700
Advantest Corp.	9,300	762,488
AEON Co. Ltd. (d)	29,200	671,736
AGC, Inc.	9,000	448,160
Aisin Seiki Co. Ltd.	6,700	245,172
Ajinomoto Co., Inc.	21,600	646,719
Ana Holdings, Inc. (a)	8,000	186,408
Asahi Group Holdings	20,400	925,758
ASAHI INTECC Co. Ltd.	9,700	255,686
Asahi Kasei Corp.	57,900	608,260
Astellas Pharma, Inc.	84,900	1,431,310
Azbil Corp.	5,300	225,954
Bandai Namco Holdings, Inc.	9,300	710,693
Bridgestone Corp.	25,700	1,136,950
Brother Industries Ltd.	10,300	199,140
Canon, Inc.	45,300	1,030,094
Capcom Co. Ltd.	8,400	226,090
Casio Computer Co. Ltd.	8,100	114,624
Central Japan Railway Co.	6,500	964,214
Chiba Bank Ltd.	22,500	139,460
Chubu Electric Power Co., Inc.	28,100	290,867
Chugai Pharmaceutical Co. Ltd.	30,700	1,147,854
Concordia Financial Group Ltd.	48,800	193,964
Cosmos Pharmaceutical Corp.	900	137,535
CyberAgent, Inc.	17,800	298,249
Dai Nippon Printing Co. Ltd.	9,500	235,363
Dai-ichi Mutual Life Insurance Co.	46,400	976,189
Daifuku Co. Ltd.	4,500	414,268
Daiichi Sankyo Kabushiki Kaisha	79,700	2,011,021
Daikin Industries Ltd.	11,300	2,474,868
Daito Trust Construction Co. Ltd.	3,000	371,952
Daiwa House Industry Co. Ltd.	25,400	837,951
Daiwa House REIT Investment Corp.	106	304,181
Daiwa Securities Group, Inc.	64,000	359,562
DENSO Corp.	19,600	1,420,905
Dentsu Group, Inc.	10,200	372,746
Disco Corp.	1,300	350,477
East Japan Railway Co.	13,700	853,325
Eisai Co. Ltd.	10,800	765,247
ENEOS Holdings, Inc.	142,200	573,386
FANUC Corp.	8,700	1,719,304
Fast Retailing Co. Ltd.	2,600	1,725,926
Fuji Electric Co. Ltd.	5,700	278,717
FUJIFILM Holdings Corp.	16,400	1,267,350
Fujitsu Ltd.	8,900	1,538,185
GLP J-REIT	182	296,868
GMO Payment Gateway, Inc.	1,800	228,053
Hakuhodo DY Holdings, Inc.	11,900	194,013
Hamamatsu Photonics K.K.	6,300	373,920
Hankyu Hanshin Holdings, Inc.	10,200	316,257
Harmonic Drive Systems, Inc.	2,000	90,663
Hikari Tsushin, Inc.	900	138,739
Hino Motors Ltd.	12,500	118,246
Hirose Electric Co. Ltd.	1,410	235,796
Hisamitsu Pharmaceutical Co., Inc.	2,100	71,645
Hitachi Construction Machinery Co. Ltd.	4,600	146,767
Hitachi Ltd.	43,800	2,523,956
Hitachi Metals Ltd. (a)	8,800	166,590
Honda Motor Co. Ltd.	73,400	2,171,015
Hoshizaki Corp.	2,400	201,818
Hoya Corp.	16,800	2,473,104
Hulic Co. Ltd.	20,200	194,233
Ibiden Co. Ltd.	4,800	288,412
Idemitsu Kosan Co. Ltd.	9,366	255,807
Iida Group Holdings Co. Ltd.	7,100	175,047
INPEX Corp.	46,300	386,111
Isuzu Motors Ltd.	25,800	347,082
ITO EN Ltd.	2,300	153,193
Itochu Corp.	53,100	1,514,458
ITOCHU Techno-Solutions Corp.	4,500	142,152
Japan Airlines Co. Ltd. (a)	6,300	135,585
Japan Exchange Group, Inc.	23,600	558,802
Japan Post Bank Co. Ltd.	16,400	127,953
Japan Post Holdings Co. Ltd.	111,700	858,292
Japan Post Insurance Co. Ltd.	10,400	168,737
Japan Real Estate Investment Corp.	56	343,237
Japan Retail Fund Investment Corp.	332	304,948
Japan Tobacco, Inc.	53,100	1,042,415
JFE Holdings, Inc.	21,700	331,586
JSR Corp.	9,200	333,680
Kajima Corp.	20,500	252,412
Kakaku.com, Inc.	5,800	192,473
Kansai Electric Power Co., Inc.	30,700	282,658
Kansai Paint Co. Ltd.	7,600	175,986
Kao Corp.	21,900	1,238,841
KDDI Corp.	72,900	2,229,283
Keio Corp.	4,800	242,293
Keisei Electric Railway Co.	5,800	186,649
Keyence Corp.	8,800	5,311,810
Kikkoman Corp.	6,800	556,173
Kintetsu Group Holdings Co. Ltd. (a)	8,000	251,824
Kirin Holdings Co. Ltd.	37,800	657,941
Kobayashi Pharmaceutical Co. Ltd.	2,600	208,172
Kobe Bussan Co. Ltd.	6,100	210,125
Koei Tecmo Holdings Co. Ltd.	2,590	120,560
Koito Manufacturing Co. Ltd.	5,000	283,691
Komatsu Ltd.	39,900	1,045,034
Konami Holdings Corp.	4,100	225,625
Kose Corp.	1,400	162,576
Kubota Corp.	47,100	1,003,372
Kurita Water Industries Ltd.	4,700	232,140
Kyocera Corp.	14,500	848,931
Kyowa Hakko Kirin Co., Ltd.	11,900	391,368
Lasertec Corp.	3,300	715,822
Lawson, Inc.	2,400	116,063
Lion Corp.	9,900	164,878
LIXIL Group Corp.	12,700	326,262
M3, Inc.	20,330	1,198,054
Makita Corp.	9,900	459,478
Marubeni Corp.	71,100	603,306
Mazda Motor Corp. (a)	26,700	240,147
McDonald's Holdings Co. (Japan) Ltd.	3,400	151,951
Medipal Holdings Corp.	9,400	170,067
Meiji Holdings Co. Ltd.	5,500	347,098
Mercari, Inc. (a)	4,600	248,903
Minebea Mitsumi, Inc.	16,000	405,073
Misumi Group, Inc.	13,000	543,709
Mitsubishi Chemical Holdings Corp.	56,800	470,158
Mitsubishi Corp.	57,000	1,812,485
Mitsubishi Electric Corp.	82,600	1,109,272
Mitsubishi Estate Co. Ltd.	52,500	797,842
Mitsubishi Gas Chemical Co., Inc.	7,500	150,947
Mitsubishi Heavy Industries Ltd.	14,200	363,135
Mitsubishi UFJ Financial Group, Inc.	552,700	3,030,730
Mitsubishi UFJ Lease & Finance Co. Ltd.	27,400	137,389
Mitsui & Co. Ltd.	68,600	1,569,878
Mitsui Chemicals, Inc.	8,400	249,764
Mitsui Fudosan Co. Ltd.	41,500	948,849
Miura Co. Ltd.	3,800	146,169
Mizuho Financial Group, Inc.	108,510	1,432,113
MonotaRO Co. Ltd.	11,700	266,664
MS&AD Insurance Group Holdings, Inc.	20,000	646,147
Murata Manufacturing Co. Ltd.	26,200	1,943,479
Nabtesco Corp.	4,900	159,023
NEC Corp.	10,900	558,102
Nexon Co. Ltd.	22,500	382,976
NGK Insulators Ltd.	11,700	194,819
NH Foods Ltd.	4,400	154,738
Nidec Corp.	20,400	2,259,460
Nihon M&A Center Holdings, Inc.	13,700	420,650
Nintendo Co. Ltd.	5,100	2,252,451
Nippon Building Fund, Inc.	68	441,792
Nippon Express Co. Ltd.	3,400	212,821
Nippon Paint Holdings Co. Ltd.	31,900	341,325
Nippon Prologis REIT, Inc.	91	303,943
Nippon Sanso Holdings Corp.	6,300	148,734
Nippon Shinyaku Co. Ltd.	2,100	168,244
Nippon Steel & Sumitomo Metal Corp.	39,300	689,038
Nippon Telegraph & Telephone Corp.	57,600	1,613,891
Nippon Yusen KK	7,000	504,401
Nissan Chemical Corp.	5,500	306,123
Nissan Motor Co. Ltd. (a)	105,700	537,998
Nisshin Seifun Group, Inc.	7,900	124,746
Nissin Food Holdings Co. Ltd.	2,800	214,032
Nitori Holdings Co. Ltd.	3,700	679,729
Nitto Denko Corp.	6,340	495,409
Nomura Holdings, Inc.	137,000	652,465
Nomura Real Estate Holdings, Inc.	4,900	119,459
Nomura Real Estate Master Fund, Inc.	200	299,493
Nomura Research Institute Ltd.	15,400	616,525
NSK Ltd.	16,000	107,511
NTT Data Corp.	28,500	571,734
Obayashi Corp.	29,800	251,579
OBIC Co. Ltd.	3,200	591,756
Odakyu Electric Railway Co. Ltd.	13,300	288,336
Oji Holdings Corp.	34,500	171,007
Olympus Corp.	53,100	1,150,308
OMRON Corp.	8,500	812,894
Ono Pharmaceutical Co. Ltd.	16,100	337,806
Oracle Corp. Japan	1,600	151,399
Oriental Land Co. Ltd.	9,000	1,421,458
ORIX Corp.	55,700	1,107,110
ORIX JREIT, Inc.	111	184,161
Osaka Gas Co. Ltd.	16,100	259,500
Otsuka Corp.	5,400	265,985
Otsuka Holdings Co. Ltd.	18,100	715,842
Pan Pacific International Holdings Ltd.	18,290	384,033
Panasonic Corp.	100,600	1,244,023
PeptiDream, Inc. (a)	4,200	101,523
Persol Holdings Co. Ltd.	8,000	215,029
Pigeon Corp.	4,800	111,150
Pola Orbis Holdings, Inc.	4,100	87,542
Rakuten Group, Inc.	38,600	422,594
Recruit Holdings Co. Ltd.	61,400	4,084,268
Renesas Electronics Corp. (a)	57,100	702,412
Resona Holdings, Inc.	93,600	351,618
Ricoh Co. Ltd.	30,600	297,978
Rinnai Corp.	1,800	184,811
ROHM Co. Ltd.	4,000	365,750
Ryohin Keikaku Co. Ltd.	11,400	224,651
Santen Pharmaceutical Co. Ltd.	17,100	241,024
SBI Holdings, Inc. Japan	11,500	298,074
SCSK Corp.	6,300	127,494
Secom Co. Ltd.	9,200	627,187
Seiko Epson Corp.	12,300	219,015
Sekisui Chemical Co. Ltd.	16,900	277,645
Sekisui House Ltd.	28,200	586,300
Seven & i Holdings Co. Ltd.	34,100	1,431,681
SG Holdings Co. Ltd.	14,300	359,089
Sharp Corp.	9,100	107,336
Shimadzu Corp.	11,000	446,900
SHIMANO, Inc.	3,400	948,646
SHIMIZU Corp.	25,000	183,171
Shin-Etsu Chemical Co. Ltd.	16,100	2,871,162
Shionogi & Co. Ltd.	12,400	808,484
Shiseido Co. Ltd.	18,400	1,227,776
Shizuoka Bank Ltd.	21,200	170,711
SMC Corp.	2,600	1,551,590
SoftBank Corp.	128,900	1,759,443
SoftBank Group Corp.	54,800	2,966,730
Sohgo Security Services Co., Ltd.	3,400	145,465
Sompo Holdings, Inc.	14,300	620,146
Sony Group Corp.	57,100	6,611,973
Square Enix Holdings Co. Ltd.	3,900	213,642
Stanley Electric Co. Ltd.	6,300	158,793
Subaru Corp.	27,100	531,561
Sumco Corp.	14,600	278,986
Sumitomo Chemical Co. Ltd.	67,400	332,034
Sumitomo Corp.	50,100	713,908
Sumitomo Dainippon Pharma Co., Ltd.	7,500	106,062
Sumitomo Electric Industries Ltd.	33,700	447,296
Sumitomo Metal Mining Co. Ltd.	11,500	446,111
Sumitomo Mitsui Financial Group, Inc.	59,300	1,924,265
Sumitomo Mitsui Trust Holdings, Inc.	15,300	503,276
Sumitomo Realty & Development Co. Ltd.	14,100	509,573
Suntory Beverage & Food Ltd.	6,500	252,216
Suzuki Motor Corp.	16,900	753,688
Sysmex Corp.	7,600	942,331
T&D Holdings, Inc.	23,900	306,533
Taisei Corp.	8,700	272,999
Taisho Pharmaceutical Holdings Co. Ltd.	1,700	91,224
Takeda Pharmaceutical Co. Ltd.	72,077	2,022,901
TDK Corp.	17,976	653,481
Terumo Corp.	29,400	1,297,005
THK Co. Ltd.	5,500	118,270
TIS, Inc.	10,000	272,429
Tobu Railway Co. Ltd.	7,900	196,691
Toho Co. Ltd.	5,100	239,619
Toho Gas Co. Ltd.	3,000	88,867
Tohoku Electric Power Co., Inc.	17,700	114,840
Tokio Marine Holdings, Inc.	28,300	1,490,562
Tokyo Century Corp.	1,900	108,786
Tokyo Electric Power Co., Inc. (a)	70,800	196,116
Tokyo Electron Ltd.	6,800	3,169,025
Tokyo Gas Co. Ltd.	16,400	284,588
Tokyu Corp.	22,200	312,980
Toppan, Inc.	10,600	171,107
Toray Industries, Inc.	61,200	381,369
Toshiba Corp.	18,600	802,258
Tosoh Corp.	12,800	215,565
Toto Ltd.	6,300	304,380
Toyo Suisan Kaisha Ltd.	4,500	193,901
Toyota Industries Corp.	6,700	569,584
Toyota Motor Corp.	478,700	8,446,262
Toyota Tsusho Corp.	9,400	407,736
Trend Micro, Inc.	6,100	344,774
Tsuruha Holdings, Inc.	1,700	209,687
Unicharm Corp.	18,700	756,281
United Urban Investment Corp.	147	183,244
USS Co. Ltd.	9,600	154,736
Welcia Holdings Co. Ltd.	4,200	156,792
West Japan Railway Co.	9,700	457,895
Yakult Honsha Co. Ltd.	5,700	288,011
Yamada Holdings Co. Ltd.	32,800	125,339
Yamaha Corp.	6,000	379,069
Yamaha Motor Co. Ltd.	13,300	370,722
Yamato Holdings Co. Ltd.	13,300	326,957
Yaskawa Electric Corp.	11,500	498,089
Yokogawa Electric Corp.	9,600	191,830
Z Holdings Corp.	122,200	758,620
ZOZO, Inc.	5,500	176,542

TOTAL JAPAN		179,303,271

Korea (South) - 3.2%
Alteogen, Inc.	1,047	62,388
AMOREPACIFIC Corp.	1,248	193,208
AMOREPACIFIC Group, Inc.	1,053	44,589
BGF Retail Co. Ltd.	299	41,324
Celltrion Healthcare Co. Ltd.	3,787	261,974
Celltrion Pharm, Inc.	719	69,674
Celltrion, Inc. (a)	4,515	773,318
Cheil Worldwide, Inc.	3,746	76,153
CJ CheilJedang Corp.	385	124,485
CJ Corp.	568	46,459
CJ ENM Co. Ltd.	439	66,059
CJ Logistics Corp. (a)	378	45,726
Coway Co. Ltd.	2,372	160,009
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	1,610	35,576
Db Insurance Co. Ltd.	1,869	94,495
Doosan Bobcat, Inc. (a)	2,117	68,835
Doosan Heavy Industries & Construction Co. Ltd. (a)	12,630	262,852
Douzone Bizon Co. Ltd.	743	51,600
E-Mart, Inc.	911	130,468
Ecopro BM Co. Ltd.	474	165,800
Fila Holdings Corp.	2,083	66,026
Green Cross Corp.	257	60,154
GS Engineering & Construction Corp.	2,800	98,846
GS Holdings Corp.	1,755	63,231
Hana Financial Group, Inc.	13,391	513,708
Hankook Tire Co. Ltd.	3,236	114,068
Hanmi Pharm Co. Ltd.	255	57,346
Hanon Systems	8,074	99,509
Hanwha Solutions Corp. (a)	6,297	219,784
HLB, Inc.	3,881	139,054
HMM Co. Ltd. (a)	11,623	264,574
Hotel Shilla Co.	1,905	141,967
HYBE Co. Ltd. (a)	576	164,624
Hyundai Engineering & Construction Co. Ltd.	3,270	140,638
Hyundai Glovis Co. Ltd.	772	110,606
Hyundai Heavy Industries Holdi	2,015	108,683
Hyundai Mobis	2,988	642,603
Hyundai Motor Co.	5,767	1,026,173
Hyundai Steel Co.	3,640	138,418
Industrial Bank of Korea	9,889	93,116
Kakao Corp.	14,214	1,521,368
KakaoBank Corp. (a)	2,151	116,018
Kangwon Land, Inc. (a)	3,996	94,596
KB Financial Group, Inc.	18,197	876,291
Kia Corp.	11,784	855,499
Korea Aerospace Industries Ltd.	4,558	119,145
Korea Electric Power Corp.	12,152	234,239
Korea Investment Holdings Co. Ltd.	1,920	142,863
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	1,595	140,299
Korea Zinc Co. Ltd.	362	165,818
Korean Air Lines Co. Ltd. (a)	8,582	222,607
KT&G Corp.	5,299	366,176
Kumho Petro Chemical Co. Ltd.	773	113,154
LG Chemical Ltd.	1,899	1,355,653
LG Corp.	3,879	301,696
LG Display Co. Ltd. (a)	10,057	169,096
LG Electronics, Inc.	4,782	492,181
LG Household & Health Care Ltd.	420	418,218
LG Innotek Co. Ltd.	741	132,517
LG Uplus Corp.	9,475	116,013
Lotte Chemical Corp.	718	137,393
Lotte Shopping Co. Ltd.	426	38,145
Meritz Securities Co. Ltd.	15,290	60,784
Mirae Asset Securities Co. Ltd.	11,404	84,644
NAVER Corp.	5,637	1,949,842
NCSOFT Corp.	728	389,155
Netmarble Corp. (b)	860	90,602
NH Investment & Securities Co. Ltd.	5,266	59,173
Orion Corp./Republic of Korea	992	99,811
Pan Ocean Co., Ltd. (Korea)	14,914	76,775
Pearl Abyss Corp. (a)	1,343	118,967
POSCO	3,425	864,237
POSCO Chemtech Co. Ltd.	1,324	164,342
S-Oil Corp.	1,930	168,005
S1 Corp.	982	69,654
Samsung Biologics Co. Ltd. (a)(b)	762	564,771
Samsung C&T Corp.	3,896	379,516
Samsung Electro-Mechanics Co. Ltd.	2,774	375,846
Samsung Electronics Co. Ltd.	217,863	12,977,285
Samsung Engineering Co. Ltd. (a)	6,867	145,306
Samsung Fire & Marine Insurance Co. Ltd.	1,426	281,217
Samsung Heavy Industries Co. Ltd. (a)	29,167	158,575
Samsung Heavy Industries Co. Ltd. rights 10/29/21 (a)	6,631	7,057
Samsung Life Insurance Co. Ltd.	2,906	167,240
Samsung SDI Co. Ltd.	2,521	1,582,418
Samsung SDS Co. Ltd.	1,433	187,393
Samsung Securities Co. Ltd.	2,479	100,264
Seegene, Inc.	1,572	71,554
Shin Poong Pharmaceutical Co.	1,418	62,823
Shinhan Financial Group Co. Ltd.	20,317	659,888
Shinsegae Co. Ltd.	413	87,400
SK Biopharmaceuticals Co. Ltd. (a)	1,222	98,435
SK Bioscience Co. Ltd. (a)	809	158,038
SK Chemicals Co. Ltd.	450	69,172
SK Hynix, Inc.	24,845	2,178,878
SK IE Technology Co. Ltd. (a)(b)	608	86,080
SK Innovation Co., Ltd. (a)	2,368	491,315
SK Telecom Co. Ltd. (c)	361	95,124
SK, Inc.	1,465	304,160
SKC Co. Ltd.	901	137,812
Woori Financial Group, Inc.	21,292	240,810
Yuhan Corp.	1,937	98,863

TOTAL KOREA (SOUTH)		41,130,336

Kuwait - 0.2%
Agility Public Warehousing Co. KSC	55,656	184,628
Boubyan Bank KSC	49,708	128,949
Kuwait Finance House KSCP	205,904	568,294
Mabanee Co. SAKC	28,988	75,679
Mobile Telecommunication Co.	93,876	185,603
National Bank of Kuwait	309,842	1,017,560

TOTAL KUWAIT		2,160,713

Luxembourg - 0.3%
Adecoagro SA (a)	6,513	57,054
ArcelorMittal SA (Netherlands)	32,836	1,113,131
Aroundtown SA	47,093	327,181
Eurofins Scientific SA	6,130	722,375
Globant SA (a)	1,757	560,817
InPost SA	8,393	119,688
Reinet Investments SCA	7,657	138,202
Tenaris SA	23,452	261,168

TOTAL LUXEMBOURG		3,299,616

Malaysia - 0.4%
AMMB Holdings Bhd (a)	75,400	61,179
Axiata Group Bhd	130,360	124,347
CIMB Group Holdings Bhd	317,038	399,647
Dialog Group Bhd	170,000	116,180
DiGi.com Bhd	123,000	125,644
Fraser & Neave Holdings Bhd	6,200	40,515
Genting Bhd	86,800	108,579
Genting Malaysia Bhd	124,400	95,230
Hap Seng Consolidated Bhd	34,300	64,939
Hartalega Holdings Bhd	72,000	101,888
Hong Leong Bank Bhd	30,100	136,798
Hong Leong Credit Bhd	12,800	56,690
IHH Healthcare Bhd	72,000	113,712
IOI Corp. Bhd	105,300	99,935
Kossan Rubber Industries Bhd	44,400	25,304
Kuala Lumpur Kepong Bhd	18,600	97,110
Malayan Banking Bhd	185,749	361,091
Malaysia Airports Holdings Bhd (a)	39,400	61,655
Maxis Bhd	104,900	118,301
MISC Bhd	55,900	95,439
Nestle (Malaysia) Bhd	3,300	107,184
Petronas Chemicals Group Bhd	116,400	244,269
Petronas Dagangan Bhd	12,600	61,950
Petronas Gas Bhd	36,600	147,956
PPB Group Bhd	22,740	99,834
Press Metal Bhd	143,200	192,270
Public Bank Bhd	682,400	687,179
QL Resources Bhd	43,800	53,415
RHB Bank Bhd	68,769	92,666
Sime Darby Bhd	114,900	62,986
Sime Darby Plantation Bhd	95,616	92,591
SP Setia Bhd (a)	1	0
Supermax Corp. Bhd	54,448	25,245
Telekom Malaysia Bhd	37,400	52,293
Tenaga Nasional Bhd	103,900	242,375
Top Glove Corp. Bhd	261,400	171,700
Westports Holdings Bhd	33,700	36,377

TOTAL MALAYSIA		4,774,473

Mexico - 0.5%
America Movil S.A.B. de CV Series L	1,581,500	1,409,584
Arca Continental S.A.B. de CV	29,800	181,698
Becle S.A.B. de CV	22,100	50,516
CEMEX S.A.B. de CV unit (a)	673,480	433,110
Coca-Cola FEMSA S.A.B. de CV unit	23,960	129,122
Fibra Uno Administracion SA de CV	156,700	155,726
Fomento Economico Mexicano S.A.B. de CV unit	86,300	709,498
Gruma S.A.B. de CV Series B	9,100	106,855
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	17,000	214,300
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	9,560	192,793
Grupo Bimbo S.A.B. de CV Series A	66,300	196,246
Grupo Carso SA de CV Series A1	17,900	60,209
Grupo Financiero Banorte S.A.B. de CV Series O	121,700	770,526
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	90,700	91,061
Grupo Mexico SA de CV Series B	143,400	629,099
Grupo Televisa SA de CV	102,700	208,513
Industrias Penoles SA de CV (a)	6,320	81,038
Kimberly-Clark de Mexico SA de CV Series A	61,600	97,451
Megacable Holdings S.A.B. de CV unit	12,800	37,714
Orbia Advance Corp. S.A.B. de CV	45,500	118,258
Promotora y Operadora de Infraestructura S.A.B. de CV	8,975	66,000
Telesites S.A.B. de C.V.	56,800	51,812
Wal-Mart de Mexico SA de CV Series V	242,900	847,224

TOTAL MEXICO		6,838,353

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit	129,000	128,494
HKT Trust/HKT Ltd. unit	170,000	230,731

TOTAL MULTI-NATIONAL		359,225

Netherlands - 4.0%
ABN AMRO Group NV GDR (b)	19,197	282,412
Adyen BV (a)(b)	897	2,706,527
AEGON NV	83,154	421,781
Airbus Group NV (a)	26,821	3,440,653
Akzo Nobel NV	8,787	1,009,886
Argenx SE (a)	2,141	644,567
ASM International NV (Netherlands)	2,159	976,858
ASML Holding NV (Netherlands)	18,973	15,423,157
CNH Industrial NV	46,518	802,858
Davide Campari Milano NV	22,833	324,130
EXOR NV	4,933	464,758
Ferrari NV	5,650	1,338,937
Heineken Holding NV	4,995	463,092
Heineken NV (Bearer)	11,736	1,299,972
ING Groep NV (Certificaten Van Aandelen)	176,619	2,679,117
JDE Peet's BV	2,877	83,777
Just Eat Takeaway.com NV (a)(b)	8,249	592,367
Koninklijke Ahold Delhaize NV	47,736	1,552,293
Koninklijke DSM NV	7,941	1,735,440
Koninklijke KPN NV	157,378	470,236
Koninklijke Philips Electronics NV	41,441	1,954,986
Koninklijke Vopak NV	2,920	116,118
NN Group NV	11,738	628,522
Prosus NV	42,347	3,730,718
Prosus NV rights (a)(e)	42,347	6,853
QIAGEN NV (Germany) (a)	10,162	559,053
Randstad NV	5,340	383,963
Stellantis NV (Italy)	92,129	1,837,144
STMicroelectronics NV (France)	30,712	1,458,170
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)	5,702	407,421
Universal Music Group NV	32,936	956,229
Wolters Kluwer NV	11,972	1,254,424
X5 Retail Group NV GDR	5,172	176,139
Yandex NV Class A (a)	13,940	1,150,238

TOTAL NETHERLANDS		51,332,796

New Zealand - 0.2%
Auckland International Airport Ltd. (a)	60,953	348,995
Fisher & Paykel Healthcare Corp.	27,052	605,020
Mercury Nz Ltd.	30,791	135,368
Meridian Energy Ltd.	56,757	202,954
Ryman Healthcare Group Ltd.	18,183	188,283
Spark New Zealand Ltd.	79,862	261,251
The a2 Milk Co. Ltd. (a)	31,906	150,215
Xero Ltd. (a)	6,114	687,635

TOTAL NEW ZEALAND		2,579,721

Norway - 0.4%
Adevinta ASA Class B (a)	12,532	206,273
DNB Bank ASA	41,119	977,367
Equinor ASA	44,384	1,123,010
Gjensidige Forsikring ASA	8,636	214,778
Mowi ASA	20,335	588,778
Norsk Hydro ASA	61,953	455,074
Orkla ASA	32,719	318,208
Schibsted ASA:
(A Shares)	3,362	173,395
(B Shares)	4,608	208,039
Telenor ASA	31,474	496,817
Yara International ASA	7,732	403,445

TOTAL NORWAY		5,165,184

Pakistan - 0.0%
Habib Bank Ltd.	23,480	17,298
Lucky Cement Ltd. (a)	13,492	60,884
MCB Bank Ltd.	27,755	26,573

TOTAL PAKISTAN		104,755

Papua New Guinea - 0.0%
Oil Search Ltd. ADR	92,223	297,618
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR (a)	8,069	63,584
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	78,140	74,876
Altus Property Ventures, Inc. (a)	1	0
Ayala Corp.	12,580	214,938
Ayala Land, Inc.	340,400	236,548
Bank of the Philippine Islands (BPI)	90,000	154,930
BDO Unibank, Inc.	82,460	202,599
Globe Telecom, Inc.	1,125	66,729
GT Capital Holdings, Inc.	5,657	63,279
International Container Terminal Services, Inc.	41,510	147,927
JG Summit Holdings, Inc.	127,261	151,675
Jollibee Food Corp.	22,420	104,399
Manila Electric Co.	12,540	71,253
Metro Pacific Investments Corp.	833,200	61,859
Metropolitan Bank & Trust Co.	88,913	83,967
PLDT, Inc.	3,090	100,451
SM Investments Corp.	11,535	220,378
SM Prime Holdings, Inc.	466,300	305,574
Universal Robina Corp.	34,420	94,040

TOTAL PHILIPPINES		2,355,422

Poland - 0.2%
Allegro.eu SA (a)(b)	16,439	185,913
Bank Polska Kasa Opieki SA	8,496	280,563
CD Projekt RED SA	2,935	127,915
Cyfrowy Polsat SA	11,681	104,465
Dino Polska SA (a)(b)	2,082	185,987
KGHM Polska Miedz SA (Bearer)	6,282	241,540
LPP SA	47	168,814
Orange Polska SA (a)	28,650	55,905
PGE Polska Grupa Energetyczna SA (a)	35,000	86,043
Polish Oil & Gas Co. SA	72,305	109,029
Polski Koncern Naftowy Orlen SA	13,820	298,109
Powszechna Kasa Oszczednosci Bank SA (a)	38,814	474,759
Powszechny Zaklad Ubezpieczen SA	27,674	276,764
Santander Bank Polska SA	1,561	144,963

TOTAL POLAND		2,740,769

Portugal - 0.1%
Energias de Portugal SA	128,166	723,613
Galp Energia SGPS SA Class B	21,964	228,161
Jeronimo Martins SGPS SA	10,703	242,504

TOTAL PORTUGAL		1,194,278

Qatar - 0.2%
Barwa Real Estate Co.	95,650	82,751
Industries Qatar QSC (a)	66,881	291,330
Masraf al Rayan	176,314	231,228
Mesaieed Petrochemical Holding Co.	207,246	136,608
Ooredoo QSC	32,567	61,896
Qatar Electricity & Water Co.	16,220	74,841
Qatar Fuel Co.	24,221	122,336
Qatar Gas Transport Co. Ltd. (Nakilat)	111,338	99,382
Qatar International Islamic Bank QSC	30,645	82,399
Qatar Islamic Bank (a)	53,564	270,983
Qatar National Bank SAQ (a)	205,421	1,156,586
The Commercial Bank of Qatar (a)	95,426	160,135

TOTAL QATAR		2,770,475

Russia - 1.0%
Alrosa Co. Ltd.	115,470	203,456
Gazprom OAO	536,200	2,642,038
Inter Rao Ues JSC	1,756,400	119,026
Lukoil PJSC	18,912	1,931,146
Magnit OJSC GDR (Reg. S)	15,602	288,949
MMC Norilsk Nickel PJSC	2,305	719,354
MMC Norilsk Nickel PJSC sponsored ADR	5,556	173,847
Mobile TeleSystems OJSC sponsored ADR	18,833	173,075
Moscow Exchange MICEX-RTS OAO	77,210	189,329
Novatek PJSC GDR (Reg. S)	4,146	1,051,011
Novolipetsk Steel OJSC	69,070	217,895
PhosAgro OJSC GDR (Reg. S)	5,989	143,257
Polyus PJSC	1,563	310,296
Rosneft Oil Co. OJSC	51,430	461,798
Sberbank of Russia	488,495	2,457,518
Severstal PAO	7,038	159,924
Severstal PAO GDR (Reg. S)	2,375	54,293
Surgutneftegas OJSC	301,800	145,201
Tatneft PAO	67,200	513,259
VTB Bank OJSC	162,070,000	120,917

TOTAL RUSSIA		12,075,589

Saudi Arabia - 1.0%
Abdullah Al Othaim Markets Co.	2,007	61,961
Advanced Polypropylene Co.	4,829	95,784
Al Rajhi Bank	55,410	2,047,462
Alinma Bank	42,080	282,149
Almarai Co. Ltd.	10,400	146,674
Arab National Bank	24,355	149,471
Bank Al-Jazira	18,279	93,566
Bank Albilad (a)	17,433	196,132
Banque Saudi Fransi	28,408	319,987
Bupa Arabia for Cooperative Insurance Co. (a)	2,634	101,543
Dar Al Arkan Real Estate Development Co. (a)	28,855	76,082
Dr Sulaiman Al Habib Medical Services Group Co.	2,198	97,158
Emaar The Economic City (a)	24,081	81,535
Etihad Etisalat Co.	15,847	127,802
Jarir Marketing Co.	2,805	151,658
Mobile Telecommunications Co. Saudi Arabia (a)	22,748	82,358
Mouwasat Medical Services Co.	2,072	99,322
National Industrialization Co. (a)	15,152	100,585
National Petrochemical Co.	5,924	75,967
Rabigh Refining & Petrochemical Co. (a)	9,515	72,297
Riyad Bank	62,790	494,666
Sabic Agriculture-Nutrients Co.	9,542	417,203
Sahara International Petrochemical Co.	15,788	184,781
Saudi Arabian Mining Co. (a)	18,941	412,057
Saudi Arabian Oil Co.	95,267	958,791
Saudi Basic Industries Corp.	40,913	1,407,070
Saudi Cement Co.	3,363	53,078
Saudi Electricity Co.	39,000	296,329
Saudi Industrial Investment Group	10,085	101,767
Saudi Kayan Petrochemical Co. (a)	35,226	191,208
Saudi Telecom Co.	27,682	863,471
The Co. for Cooperative Insurance	2,761	63,304
The Saudi British Bank	37,585	332,172
The Saudi National Bank	99,360	1,745,667
The Savola Group	10,102	98,572
Yanbu National Petrochemical Co.	11,596	235,265

TOTAL SAUDI ARABIA		12,314,894

Singapore - 0.7%
Ascendas Real Estate Investment Trust	171,158	392,197
BOC Aviation Ltd. Class A (b)	10,900	95,614
CapitaLand Investment Ltd. (a)	122,545	312,610
CapitaMall Trust	211,723	337,564
City Developments Ltd.	18,900	102,594
DBS Group Holdings Ltd.	81,926	1,915,556
Genting Singapore Ltd.	304,500	176,129
Keppel Corp. Ltd.	63,500	253,341
Mapletree Commercial Trust	90,700	146,627
Mapletree Logistics Trust (REIT)	150,750	225,818
Oversea-Chinese Banking Corp. Ltd.	151,952	1,329,650
Singapore Airlines Ltd. (a)	57,100	220,185
Singapore Exchange Ltd.	35,800	256,985
Singapore Technologies Engineering Ltd.	66,700	189,441
Singapore Telecommunications Ltd.	402,200	745,643
United Overseas Bank Ltd.	53,503	1,061,331
UOL Group Ltd.	23,500	125,996
Venture Corp. Ltd.	11,800	164,596
Wilmar International Ltd.	87,500	280,311

TOTAL SINGAPORE		8,332,188

South Africa - 0.9%
Absa Group Ltd.	33,616	308,101
African Rainbow Minerals Ltd.	4,622	61,585
Anglo American Platinum Ltd.	2,282	230,575
AngloGold Ashanti Ltd.	18,639	343,866
Aspen Pharmacare Holdings Ltd.	17,273	275,068
Bid Corp. Ltd.	15,131	324,749
Bidvest Group Ltd./The	12,036	150,807
Capitec Bank Holdings Ltd.	3,614	403,817
Clicks Group Ltd.	11,159	203,704
Discovery Ltd. (a)	20,964	192,045
Exxaro Resources Ltd.	10,589	115,942
FirstRand Ltd.	229,357	871,031
Gold Fields Ltd.	41,162	382,487
Growthpoint Properties Ltd.	151,442	128,490
Harmony Gold Mining Co. Ltd.	24,814	89,060
Impala Platinum Holdings Ltd.	35,746	462,637
Kumba Iron Ore Ltd.	2,644	80,350
Mr Price Group Ltd.	11,334	148,370
MTN Group Ltd. (a)	77,805	697,724
MultiChoice Group Ltd.	15,772	125,422
Naspers Ltd. Class N	9,892	1,675,248
Nedbank Group Ltd.	16,618	189,200
Northam Platinum Holdings Ltd. (a)	15,564	233,078
Old Mutual Ltd.	214,706	219,134
Rand Merchant Insurance Holdings Ltd.	31,161	83,252
Remgro Ltd.	25,202	222,124
Sanlam Ltd.	88,032	361,637
Sasol Ltd. (a)	26,011	436,880
Shoprite Holdings Ltd.	23,106	274,534
Sibanye Stillwater Ltd.	126,036	441,095
Spar Group Ltd./The	8,367	106,802
Standard Bank Group Ltd.	57,593	510,627
Tiger Brands Ltd.	7,533	95,017
Vodacom Group Ltd.	31,836	282,574
Woolworths Holdings Ltd.	42,536	150,122

TOTAL SOUTH AFRICA		10,877,154

Spain - 1.5%
ACS Actividades de Construccion y Servicios SA	11,521	301,393
Aena SME SA (a)(b)	3,412	560,375
Amadeus IT Holding SA Class A (a)	20,524	1,372,297
Banco Bilbao Vizcaya Argentaria SA	304,146	2,128,454
Banco Santander SA (Spain)	786,820	2,980,186
CaixaBank SA	199,002	572,064
Cellnex Telecom SA (b)	23,320	1,433,622
EDP Renovaveis SA	13,265	369,558
Enagas SA	10,326	231,635
Endesa SA	13,765	317,372
Ferrovial SA	21,565	679,568
Grifols SA	13,861	317,182
Iberdrola SA	268,427	3,172,588
Industria de Diseno Textil SA	49,492	1,787,326
Naturgy Energy Group SA	8,507	223,529
Red Electrica Corporacion SA	20,046	417,349
Repsol SA	67,205	860,798
Siemens Gamesa Renewable Energy SA (a)	10,270	278,164
Telefonica SA	236,273	1,026,290

TOTAL SPAIN		19,029,750

Sweden - 2.2%
Alfa Laval AB	14,288	611,749
ASSA ABLOY AB (B Shares)	45,097	1,323,266
Atlas Copco AB:
(A Shares)	29,696	1,908,041
(B Shares)	18,364	993,255
Boliden AB	12,139	428,144
Electrolux AB (B Shares)	10,403	236,090
Embracer Group AB (a)	22,510	209,269
Epiroc AB:
(A Shares)	30,243	752,553
(B Shares)	17,138	364,192
EQT AB	13,482	710,521
Ericsson (B Shares)	132,472	1,445,986
Essity AB (B Shares)	27,855	901,039
Evolution AB (b)	7,719	1,248,630
Fastighets AB Balder (a)	4,906	355,439
H&M Hennes & Mauritz AB (B Shares)	33,574	629,493
Hexagon AB (B Shares)	88,842	1,429,797
Husqvarna AB (B Shares)	18,737	266,503
ICA Gruppen AB	4,909	253,796
Industrivarden AB:
(A Shares)	8,041	265,162
(C Shares)	6,083	197,549
Investor AB (B Shares)	81,358	1,874,796
Kinnevik AB (B Shares) (a)	10,780	422,577
L E Lundbergforetagen AB	3,618	208,368
Latour Investment AB (B Shares)	6,632	240,321
Lundin Petroleum AB	9,074	358,396
Nibe Industrier AB (B Shares)	64,831	965,142
Sandvik AB	51,261	1,299,913
Securitas AB (B Shares)	14,442	238,794
Sinch AB (a)(b)	22,481	426,296
Skandinaviska Enskilda Banken AB (A Shares)	72,753	1,137,295
Skanska AB (B Shares)	15,245	386,983
SKF AB (B Shares)	16,772	388,639
Svenska Cellulosa AB SCA (B Shares)	27,852	434,255
Svenska Handelsbanken AB (A Shares)	65,409	749,740
Swedbank AB (A Shares)	40,547	879,305
Swedish Match Co. AB	71,147	626,140
Tele2 AB (B Shares)	23,619	333,191
Telia Co. AB	115,992	456,445
Volvo AB:
(A Shares)	13,647	322,265
(B Shares)	59,787	1,391,781

TOTAL SWEDEN		27,671,116

Switzerland - 6.1%
ABB Ltd. (Reg.)	79,272	2,622,574
Adecco SA (Reg.)	7,117	358,104
Alcon, Inc. (Switzerland)	22,670	1,873,320
Baloise Holdings AG	2,130	339,646
Banque Cantonale Vaudoise	1,282	103,193
Barry Callebaut AG	176	407,130
Clariant AG (Reg.)	9,346	196,597
Coca-Cola HBC AG	9,275	321,521
Compagnie Financiere Richemont SA Series A	23,653	2,927,070
Credit Suisse Group AG	116,815	1,215,076
Ems-Chemie Holding AG	302	299,328
Geberit AG (Reg.)	1,671	1,304,533
Givaudan SA	418	1,967,193
Holcim Ltd.	23,454	1,170,907
Julius Baer Group Ltd.	9,955	720,066
Kuehne & Nagel International AG	2,476	779,632
Lindt & Spruengli AG	5	600,153
Lindt & Spruengli AG (participation certificate)	48	565,662
Logitech International SA (Reg.)	7,760	645,989
Lonza Group AG	3,373	2,765,153
Nestle SA (Reg. S)	130,003	17,148,335
Novartis AG	100,467	8,309,901
Partners Group Holding AG	1,038	1,811,058
Roche Holding AG:
(Bearer)	1,806	775,183
(participation certificate)	31,408	12,167,277
Schindler Holding AG:
(participation certificate)	1,817	472,706
(Reg.)	1,002	256,957
SGS SA (Reg.)	264	780,813
Siemens Energy AG (a)	18,081	518,779
Sika AG	6,448	2,183,137
Sonova Holding AG	2,498	1,032,103
Straumann Holding AG	475	986,730
Swatch Group AG (Bearer)	1,356	372,026
Swatch Group AG (Bearer) (Reg.)	2,028	107,735
Swiss Life Holding AG	1,475	809,671
Swiss Prime Site AG	3,452	350,629
Swiss Re Ltd.	13,745	1,330,665
Swisscom AG	1,160	631,437
Temenos Group AG	2,944	449,671
UBS Group AG	165,820	3,014,497
Vifor Pharma AG	2,244	289,446
Zurich Insurance Group Ltd.	6,782	3,005,923

TOTAL SWITZERLAND		77,987,526

Taiwan - 4.0%
Accton Technology Corp.	25,000	218,621
Acer, Inc.	135,000	126,055
Advantech Co. Ltd.	16,798	218,986
ASE Technology Holding Co. Ltd.	152,500	544,780
Asia Cement Corp.	108,000	171,823
ASMedia Technology, Inc.	1,000	58,359
ASUSTeK Computer, Inc.	32,000	405,674
AU Optronics Corp.	369,000	253,253
Catcher Technology Co. Ltd.	30,000	173,460
Cathay Financial Holding Co. Ltd.	351,436	733,289
Chang Hwa Commercial Bank	172,549	101,627
Cheng Shin Rubber Industry Co. Ltd.	70,000	85,725
China Development Finance Holding Corp.	616,000	314,139
China Life Insurance Co. Ltd.	93,169	97,034
China Steel Corp.	544,000	656,434
Chunghwa Telecom Co. Ltd.	171,000	677,682
Compal Electronics, Inc.	193,000	169,468
CTBC Financial Holding Co. Ltd.	822,000	684,877
Delta Electronics, Inc.	87,000	765,488
E.SUN Financial Holdings Co. Ltd.	530,471	505,800
ECLAT Textile Co. Ltd.	9,000	196,193
Evergreen Marine Corp. (Taiwan)	112,358	401,495
Far Eastern New Century Corp.	123,000	128,544
Far EasTone Telecommunications Co. Ltd.	68,000	149,456
Feng Tay Enterprise Co. Ltd.	19,200	148,939
First Financial Holding Co. Ltd.	466,209	383,415
Formosa Chemicals & Fibre Corp.	155,000	448,106
Formosa Petrochemical Corp.	48,000	172,383
Formosa Plastics Corp.	177,000	683,336
Foxconn Technology Co. Ltd.	45,000	111,187
Fubon Financial Holding Co. Ltd.	345,259	912,590
Giant Manufacturing Co. Ltd.	16,000	185,312
GlobalWafers Co. Ltd.	10,000	272,939
HIWIN Technologies Corp.	11,946	132,566
Hon Hai Precision Industry Co. Ltd. (Foxconn)	566,800	2,178,043
Hotai Motor Co. Ltd.	14,000	307,703
Hua Nan Financial Holdings Co. Ltd.	362,700	265,073
Innolux Corp.	406,000	243,498
Inventec Corp.	114,000	108,698
Largan Precision Co. Ltd.	5,000	371,700
Lite-On Technology Corp.	91,000	200,334
MediaTek, Inc.	69,000	2,262,417
Mega Financial Holding Co. Ltd.	492,000	590,153
Micro-Star International Co. Ltd.	32,000	160,891
momo.com, Inc.	2,000	128,569
Nan Ya Plastics Corp.	241,000	736,545
Nan Ya Printed Circuit Board Corp.	10,000	176,154
Nanya Technology Corp.	54,000	128,964
Nien Made Enterprise Co. Ltd.	7,000	96,032
Novatek Microelectronics Corp.	26,000	387,969
Oneness Biotech Co. Ltd. (a)	10,000	94,092
Pegatron Corp.	84,000	205,136
Phison Electronics Corp.	7,000	98,168
Pou Chen Corp.	100,000	122,464
Powertech Technology, Inc.	33,000	115,432
President Chain Store Corp.	28,000	282,564
Quanta Computer, Inc.	128,000	358,556
Realtek Semiconductor Corp.	22,000	394,254
Ruentex Development Co. Ltd.	52,500	133,678
Shin Kong Financial Holding Co. Ltd.	508,393	179,111
Sinopac Holdings Co.	470,100	238,891
Synnex Technology International Corp.	63,000	121,724
Taishin Financial Holdings Co. Ltd.	466,463	305,726
Taiwan Cement Corp.	223,535	387,343
Taiwan Cooperative Financial Holding Co. Ltd.	434,259	352,460
Taiwan High Speed Rail Corp.	83,000	86,592
Taiwan Mobile Co. Ltd.	71,000	250,138
Taiwan Semiconductor Manufacturing Co. Ltd.	1,115,000	23,629,587
The Shanghai Commercial & Savings Bank Ltd.	173,899	274,791
Uni-President Enterprises Corp.	216,000	516,631
Unimicron Technology Corp.	58,000	395,762
United Microelectronics Corp.	542,000	1,123,704
Vanguard International Semiconductor Corp.	43,000	223,146
Walsin Technology Corp.	15,000	81,343
Wan Hai Lines Ltd.	25,300	145,376
Win Semiconductors Corp.	14,000	179,745
Winbond Electronics Corp.	130,000	122,787
Wistron Corp.	130,763	137,126
Wiwynn Corp.	3,629	115,862
WPG Holding Co. Ltd.	66,400	123,762
Yageo Corp.	17,396	271,139
Yang Ming Marine Transport Corp. (a)	71,000	246,059
Yuanta Financial Holding Co. Ltd.	439,080	389,487

TOTAL TAIWAN		51,334,414

Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	35,400	201,646
Advanced Information Service PCL NVDR	25,400	144,684
Airports of Thailand PCL:
(depositary receipt)	26,900	52,292
(For. Reg.)	171,900	334,164
Asset World Corp. PCL (a)	326,600	44,885
B. Grimm Power PCL:
unit	10,100	12,937
(For. Reg.)	25,000	32,022
Bangkok Commercial Asset Management PCL	50,700	29,033
Bangkok Commercial Asset Management PCL unit	69,700	39,913
Bangkok Dusit Medical Services PCL:
unit	130,400	92,357
(For. Reg.)	292,100	206,882
Bangkok Expressway and Metro PCL	178,100	48,309
Bangkok Expressway and Metro PCL NVDR	199,500	54,114
Berli Jucker PCL:
unit	27,900	28,379
(For. Reg)	24,600	25,023
BTS Group Holdings PCL:
unit	319,700	92,017
warrants 11/7/24 (a)	18,710	187
warrants 11/7/24 (a)	5,240	52
warrants 11/20/26 (a)	37,420	182
warrants 11/20/26 (a)	10,480	51
(For. Reg.)	187,100	53,852
Bumrungrad Hospital PCL:
NVDR	11,900	52,184
(For. Reg.)	12,900	56,569
Carabao Group PCL NVDR	13,000	48,583
Central Pattana PCL:
unit	19,400	34,643
(For. Reg.)	78,200	139,643
Central Retail Corp. PCL	66,617	69,769
Charoen Pokphand Foods PCL:
(For. Reg.)	110,100	83,786
(NVDR)	51,500	39,192
CP ALL PCL:
unit	114,800	221,435
(For. Reg.)	150,600	290,488
Delta Electronics PCL:
(For. Reg.)	10,100	126,631
NVDR	14,300	179,289
Electricity Generating PCL:
(For. Reg.)	6,900	37,120
NVDR	5,600	30,127
Energy Absolute PCL:
unit	20,800	41,061
(For. Reg.)	54,700	107,982
Global Power Synergy Public Co. Ltd.	24,100	56,655
Global Power Synergy Public Co. Ltd. unit	11,400	26,799
Gulf Energy Development PCL:
unit	77,100	100,500
(For. Reg.)	68,700	89,550
Home Product Center PCL:
unit	87,900	38,678
(For. Reg.)	208,400	91,701
Indorama Ventures PCL:
unit	71,000	89,873
(For. Reg.)	76,800	97,215
Intouch Holdings PCL:
(For. Reg.)	25,000	56,698
NVDR	27,800	63,049
Krung Thai Bank PCL:
(For. Reg.)	95,600	33,134
NVDR	47,100	16,325
Krungthai Card PCL (For. Reg.)	31,000	53,956
Land & House PCL:
NVDR	132,300	33,693
(For. Reg.)	249,000	63,413
Minor International PCL:
unit (a)	47,441	46,826
warrants 2/15/24 (a)	3,368	410
warrants 2/15/24 (a)	671	82
(For. Reg.) (a)	109,181	107,766
Muangthai Leasing PCL	28,400	51,784
Muangthai Leasing PCL unit	12,100	22,063
Osotspa PCL	17,500	17,273
Osotspa PCL unit	31,500	31,092
PTT Exploration and Production PCL:
(For. Reg.)	33,000	116,863
NVDR	23,200	82,158
PTT Global Chemical PCL:
(For. Reg.)	63,800	120,659
NVDR	75,000	141,840
PTT Oil & Retail Business PCL NVDR	120,100	99,540
PTT PCL:
(For. Reg.)	314,700	360,416
NVDR	123,500	141,441
Ratchaburi Electric Generating Holding PCL:
unit	11,100	15,222
(For. Reg.)	15,300	20,981
SCG Packaging PCL NVDR	47,400	91,786
Siam Cement PCL:
(For. Reg.)	25,900	308,333
NVDR	7,300	86,905
Siam Commercial Bank PCL:
(For. Reg.)	33,400	126,835
(NVDR)	8,600	32,658
Sri Trang Gloves Thailand PCL	23,800	21,878
Sri Trang Gloves Thailand PCL NVDR	18,600	17,098
Srisawad Corp. PCL:
unit	8,100	15,624
warrants 8/29/25 (a)	712	240
(For. Reg.)	26,600	51,308
Thai Oil PCL:
(For. Reg.)	33,900	56,960
NVDR	27,300	45,870
Thai Union Frozen Products PCL:
(For. Reg.)	95,300	60,029
NVDR	7,200	4,535
True Corp. PCL:
unit	137,900	16,874
(For. Reg.)	278,900	34,127

TOTAL THAILAND		6,310,198

Turkey - 0.1%
Akbank TAS	151,024	92,053
Aselsan A/S	27,749	47,422
Bim Birlesik Magazalar A/S JSC	21,782	140,810
Eregli Demir ve Celik Fabrikalari T.A.S.	65,488	134,123
Ford Otomotiv Sanayi A/S	2,467	47,626
Koc Holding A/S	31,072	76,209
Turk Sise ve Cam Fabrikalari A/S	60,592	54,579
Turkcell Iletisim Hizmet A/S	51,846	82,455
Turkiye Garanti Bankasi A/S	98,559	100,978
Turkiye Is Bankasi A/S Series C	66,060	38,685
Turkiye Petrol Rafinerileri A/S (a)	5,845	84,994

TOTAL TURKEY		899,934

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC	121,137	273,726
Abu Dhabi National Oil Co. for Distribution PJSC	104,959	122,300
Aldar Properties PJSC (a)	175,784	193,340
Dubai Islamic Bank Pakistan Ltd. (a)	77,178	107,368
Emaar Properties PJSC (a)	151,570	165,470
Emirates NBD Bank PJSC	117,254	445,311
Emirates Telecommunications Corp.	81,610	568,780
First Abu Dhabi Bank PJSC	199,603	968,358

TOTAL UNITED ARAB EMIRATES		2,844,653

United Kingdom - 8.3%
3i Group PLC	43,869	818,904
Abrdn PLC	103,243	358,885
Admiral Group PLC	8,952	351,611
Anglo American PLC (United Kingdom)	58,801	2,236,967
Antofagasta PLC	17,586	343,080
Ashtead Group PLC	20,305	1,701,762
Associated British Foods PLC	16,061	393,007
AstraZeneca PLC (United Kingdom)	70,217	8,784,241
Auto Trader Group PLC (b)	43,881	363,793
Aveva Group PLC	5,271	256,661
Aviva PLC	178,890	966,304
BAE Systems PLC	143,181	1,079,608
Barclays PLC	764,120	2,108,570
Barratt Developments PLC	48,954	444,183
Berkeley Group Holdings PLC	5,548	330,663
BHP Group PLC	95,760	2,529,171
BP PLC	888,823	4,258,264
BP PLC sponsored ADR	5,019	144,497
British American Tobacco PLC (United Kingdom)	97,907	3,405,637
British Land Co. PLC	37,749	255,362
BT Group PLC (a)	409,094	777,653
Bunzl PLC	15,236	563,400
Burberry Group PLC	17,849	471,202
Compass Group PLC (a)	80,831	1,715,285
Croda International PLC	6,353	822,316
Diageo PLC	105,025	5,225,171
Direct Line Insurance Group PLC	63,568	254,376
Evraz PLC	23,412	199,164
GlaxoSmithKline PLC	227,876	4,730,895
Halma PLC	17,203	697,349
Hargreaves Lansdown PLC	16,055	337,711
Hikma Pharmaceuticals PLC	7,973	262,639
HSBC Holdings PLC (United Kingdom)	922,392	5,557,569
Imperial Brands PLC	42,910	905,531
Informa PLC (a)	67,345	478,705
InterContinental Hotel Group PLC (a)	8,389	587,625
Intertek Group PLC	7,092	475,097
J Sainsbury PLC	74,926	307,005
JD Sports Fashion PLC	23,092	343,836
Johnson Matthey PLC	9,391	351,247
Kingfisher PLC	93,923	431,068
Land Securities Group PLC	30,483	286,599
Legal & General Group PLC	271,312	1,072,697
Lloyds Banking Group PLC	3,214,845	2,200,178
London Stock Exchange Group PLC	14,978	1,458,014
M&G PLC	114,713	313,667
Melrose Industries PLC	192,845	416,463
Mondi PLC	1,237	30,822
Mondi PLC	21,037	525,421
National Grid PLC	159,359	2,040,362
NatWest Group PLC	257,385	778,812
Next PLC	6,130	668,285
NMC Health PLC (a)	2,259	429
Ocado Group PLC (a)	21,559	531,967
Pearson PLC	34,122	280,777
Persimmon PLC	14,192	528,485
Phoenix Group Holdings PLC	29,295	263,242
Prudential PLC (a)	118,933	2,432,534
Reckitt Benckiser Group PLC	32,392	2,629,673
RELX PLC (London Stock Exchange)	86,208	2,671,066
Rentokil Initial PLC	82,469	664,086
Rio Tinto PLC	50,915	3,174,624
Rolls-Royce Holdings PLC (a)	385,126	695,091
Royal Dutch Shell PLC:
Class A (United Kingdom)	181,892	4,166,942
Class B (United Kingdom)	171,269	3,930,404
Sage Group PLC	48,445	471,256
Schroders PLC	5,397	267,376
Segro PLC	54,822	969,719
Severn Trent PLC	11,278	422,597
Smith & Nephew PLC	39,198	676,952
Smiths Group PLC	18,836	349,421
Spirax-Sarco Engineering PLC	3,364	718,423
SSE PLC	46,745	1,052,678
St. James's Place Capital PLC	23,984	518,444
Standard Chartered PLC (United Kingdom)	118,294	801,200
Taylor Wimpey PLC	164,550	348,039
Tesco PLC	350,296	1,293,386
Unilever PLC	118,383	6,338,448
United Utilities Group PLC	29,222	415,315
Vodafone Group PLC	1,097,956	1,618,225
Vodafone Group PLC sponsored ADR	16,730	250,114
Whitbread PLC (a)	9,650	431,853

TOTAL UNITED KINGDOM		105,330,100

United States of America - 0.2%
360 DigiTech, Inc. ADR (a)	3,685	75,211
Coca-Cola European Partners PLC	9,641	507,599
Dada Nexus Ltd. ADR (a)	2,589	52,583
DiDi Global, Inc. ADR (d)	14,258	115,062
Li Auto, Inc. ADR (a)(d)	24,181	789,026
NICE Systems Ltd. sponsored ADR (a)	132	37,359
Southern Copper Corp.	3,596	215,724
Yum China Holdings, Inc.	19,843	1,132,638

TOTAL UNITED STATES OF AMERICA		2,925,202

TOTAL COMMON STOCKS
(Cost $1,072,944,600)		1,219,321,866

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.3%
Alpargatas SA (PN)	8,000	54,757
Banco Bradesco SA (PN)	214,214	755,317
Bradespar SA (PN)	11,294	97,375
Braskem SA (PN-A) (a)	8,400	81,056
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	7,755	46,499
Companhia Energetica de Minas Gerais (CEMIG) (PN)	46,885	106,999
Companhia Paranaense de Energia-COPEL (PN-B)	29,000	30,419
Gerdau SA	53,000	252,613
Itau Unibanco Holding SA	226,550	935,696
Itausa-Investimentos Itau SA (PN)	196,347	356,596
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	210,100	1,014,427

TOTAL BRAZIL		3,731,754

Chile - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B) (a)	6,387	346,869
Colombia - 0.0%
Bancolombia SA (PN)	17,385	156,042
Germany - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	3,972	337,944
Fuchs Petrolub AG	2,949	141,271
Henkel AG & Co. KGaA	8,306	742,982
Porsche Automobil Holding SE (Germany)	6,790	706,679
Sartorius AG (non-vtg.)	1,205	780,626
Volkswagen AG	8,097	1,814,181

TOTAL GERMANY		4,523,683

Korea (South) - 0.2%
AMOREPACIFIC Corp.	891	54,601
Hyundai Motor Co.	1,106	92,077
Hyundai Motor Co. Series 2	2,956	247,080
LG Chemical Ltd.	787	257,188
LG Household & Health Care Ltd.	89	45,460
Samsung Electronics Co. Ltd.	35,665	1,949,252

TOTAL KOREA (SOUTH)		2,645,658

Russia - 0.0%
Surgutneftegas OJSC	301,100	164,017
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $11,644,343)		11,568,023

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.06% (f)	35,966,759	35,973,953
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	6,771,106	6,771,783
TOTAL MONEY MARKET FUNDS
(Cost $42,745,736)		42,745,736
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $1,127,334,679)		1,273,635,625
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,483,627)
NET ASSETS - 100%		$1,272,151,998

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	223	Dec. 2021	$26,086,540	$596,375	$596,375
ICE MSCI Emerging Markets Index Contracts (United States)	194	Dec. 2021	12,241,400	113,054	113,054
TME S&P/TSX 60 Index Contracts (Canada)	14	Dec. 2021	2,851,810	104,674	104,674
TOTAL FUTURES CONTRACTS					$814,103

The notional amount of futures purchased as a percentage of Net Assets is 3.2%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $35,606,578 or 2.8% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$20,499,225	$423,548,395	$408,073,448	$21,183	$(219)	$--	$35,973,953	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	488,481	42,850,842	36,567,540	93,982	--	--	6,771,783	0.0%
Total	$20,987,706	$466,399,237	$444,640,988	$115,165	$(219)	$--	$42,745,736

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$75,688,937	$31,230,819	$44,362,989	$95,129
Consumer Discretionary	159,298,427	74,432,811	84,865,261	355
Consumer Staples	103,862,502	44,578,680	59,283,822	--
Energy	61,339,973	34,626,982	26,712,987	4
Financials	240,295,413	163,512,314	76,750,325	32,774
Health Care	115,822,187	38,814,527	77,007,660	--
Industrials	148,535,877	78,487,254	70,048,623	--
Information Technology	161,199,171	49,228,486	111,970,685	--
Materials	97,465,975	59,684,862	37,781,113	--
Real Estate	30,066,569	22,540,386	7,526,183	--
Utilities	37,314,858	24,682,357	12,632,501	--
Money Market Funds	42,745,736	42,745,736	--	--
Total Investments in Securities:	$1,273,635,625	$664,565,214	$608,942,149	$128,262
Derivative Instruments:
Assets
Futures Contracts	$814,103	$814,103	$--	$--
Total Assets	$814,103	$814,103	$--	$--
Total Derivative Instruments:	$814,103	$814,103	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$814,103	$0
Total Equity Risk	814,103	0
Total Value of Derivatives	$814,103	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $6,312,704) — See accompanying schedule: Unaffiliated issuers (cost $1,084,588,943)	$1,230,889,889
Fidelity Central Funds (cost $42,745,736)	42,745,736
Total Investment in Securities (cost $1,127,334,679)		$1,273,635,625
Segregated cash with brokers for derivative instruments		2,132,736
Cash		550,916
Foreign currency held at value (cost $3,192,375)		3,189,773
Receivable for investments sold		410,705
Receivable for fund shares sold		1,802,540
Dividends receivable		2,036,535
Reclaims receivable		887,922
Distributions receivable from Fidelity Central Funds		4,367
Other receivables		29,320
Total assets		1,284,680,439
Liabilities
Payable for investments purchased
Regular delivery	$3,257,112
Delayed delivery	6,853
Payable for fund shares redeemed	630,178
Payable for daily variation margin on futures contracts	338,175
Other payables and accrued expenses	1,524,581
Collateral on securities loaned	6,771,542
Total liabilities		12,528,441
Net Assets		$1,272,151,998
Net Assets consist of:
Paid in capital		$1,118,697,535
Total accumulated earnings (loss)		153,454,463
Net Assets		$1,272,151,998
Net Asset Value, offering price and redemption price per share ($1,272,151,998 ÷ 90,477,051 shares)		$14.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$25,197,187
Non-Cash dividends		2,162,690
Interest		1,276
Income from Fidelity Central Funds (including $93,982 from security lending)		115,165
Income before foreign taxes withheld		27,476,318
Less foreign taxes withheld		(2,878,533)
Total income		24,597,785
Expenses
Independent trustees' fees and expenses	$2,655
Total expenses before reductions	2,655
Expense reductions	(14)
Total expenses after reductions		2,641
Net investment income (loss)		24,595,144
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,524)	(7,173,698)
Fidelity Central Funds	(219)
Foreign currency transactions	(99,431)
Futures contracts	3,066,669
Total net realized gain (loss)		(4,206,679)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,380,186)	158,427,205
Assets and liabilities in foreign currencies	(32,032)
Futures contracts	1,629,659
Total change in net unrealized appreciation (depreciation)		160,024,832
Net gain (loss)		155,818,153
Net increase (decrease) in net assets resulting from operations		$180,413,297

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,595,144	$11,378,734
Net realized gain (loss)	(4,206,679)	(7,448,905)
Change in net unrealized appreciation (depreciation)	160,024,832	(7,386,219)
Net increase (decrease) in net assets resulting from operations	180,413,297	(3,456,390)
Distributions to shareholders	(10,454,288)	(10,024,220)
Share transactions
Proceeds from sales of shares	773,112,753	386,505,924
Reinvestment of distributions	7,447,910	6,979,662
Cost of shares redeemed	(253,488,031)	(183,471,990)
Net increase (decrease) in net assets resulting from share transactions	527,072,632	210,013,596
Total increase (decrease) in net assets	697,031,641	196,532,986
Net Assets
Beginning of period	575,120,357	378,587,371
End of period	$1,272,151,998	$575,120,357
Other Information
Shares
Sold	56,476,027	35,972,994
Issued in reinvestment of distributions	587,374	607,455
Redeemed	(18,694,973)	(17,142,013)
Net increase (decrease)	38,368,428	19,438,436

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex International Index Fund

Years ended October 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.04	$11.59	$10.60	$11.79	$10.00
Income from Investment Operations
Net investment income (loss)B	.35	.27	.37	.36	.19
Net realized and unrealized gain (loss)	2.87	(.52)	.81	(1.35)	1.60
Total from investment operations	3.22	(.25)	1.18	(.99)	1.79
Distributions from net investment income	(.20)	(.30)	(.19)	(.15)	–
Distributions from net realized gain	–	–	–	(.05)	–
Total distributions	(.20)	(.30)	(.19)	(.20)	–
Net asset value, end of period	$14.06	$11.04	$11.59	$10.60	$11.79
Total ReturnC,D	29.31%	(2.24)%	11.40%	(8.53)%	17.90%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	-%	- %H
Net investment income (loss)	2.56%	2.46%	3.35%	3.13%	2.64%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,272,152	$575,120	$378,587	$244,871	$7,993
Portfolio turnover rateI	5%	4%	4%	4%J	18%H

 A For the period March 9, 2017 (commencement of operations) through October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Flex International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$217,301,248
Gross unrealized depreciation	(79,189,016)
Net unrealized appreciation (depreciation)	$138,112,232
Tax Cost	$1,135,628,067

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$24,402,135
Capital loss carryforward	$(7,527,158)
Net unrealized appreciation (depreciation) on securities and other investments	$138,104,067

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(413,841)
Long-term	(7,113,317)
Total capital loss carryforward	$(7,527,158)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$10,454,288	$ 10,024,220

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex International Index Fund	574,376,610	42,499,913

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex International Index Fund	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $14.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex International Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex International Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from March 9, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from March 9, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Flex International Index Fund	- %C
Actual		$1,000.00	$1,018.80	$-D
Hypothetical-E		$1,000.00	$1,025.21	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount Represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 94% of the dividends distributed in December, during the fiscal year, as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2164 and $0.0214 for the dividend paid December 7, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

At its July 2021 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective August 1, 2021) that lowered the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ZEI-ANN-1221
1.9881635.104

Fidelity® U.S. Sustainability Index Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® U.S. Sustainability Index Fund	47.84%	19.14%

 A From May 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Sustainability Index Fund on May 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA ESG Leaders Index performed over the same period.

Period Ending Values
$21,923	Fidelity® U.S. Sustainability Index Fund
$22,049	MSCI USA ESG Leaders Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 42.91% for the 12 months ending October 31, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained 111% to lead by a wide margin, followed by financials (+72%), whereas the defensive utilities (+11%) and consumer staples (+19%) groups notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 47.84%, roughly in line with the 48.01% advance of the benchmark, the MSCI USA ESG Leaders Index. By sector, information technology gained 54% and contributed the most, followed by consumer discretionary, which gained roughly 67%, and communication services, which advanced 58%. Elsewhere, the financials sector rose 64%, health care gained roughly 30%, and industrials advanced 40%. Other notable contributors included the energy (+104%), real estate (+37%), and materials (+32%) sectors. Turning to individual stocks, owning technology and tech-related names, including Google parent Alphabet (+83%) and Microsoft (+65%), added value for the fund. It also helped to own electric vehicle maker Tesla (+187%). Conversely, the biggest individual detractor was Novocure (-49%), an oncology-focused company from the health care equipment & services group, as well as Verizon Communications (-3%). Within pharmaceuticals, biotechnology & life sciences, Vertex Pharmaceuticals returned -11% and detracted as well. Notable positioning changes by period end included an increased stake in the information technology, consumer discretionary, and financials sectors, and a decreased stake in consumer staples and utilities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Microsoft Corp.	11.1
Tesla, Inc.	4.3
Alphabet, Inc. Class A	4.2
Alphabet, Inc. Class C	4.0
NVIDIA Corp.	3.0
Johnson & Johnson	2.0
The Home Depot, Inc.	1.8
Visa, Inc. Class A	1.7
Procter & Gamble Co.	1.7
Adobe, Inc.	1.5
35.3

Top Five Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	29.0
Consumer Discretionary	13.5
Health Care	12.8
Communication Services	11.5
Financials	11.2

Asset Allocation (% of fund's net assets)

As of October 31, 2021*
Stocks and Equity Futures	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 4.9%

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
COMMUNICATION SERVICES - 11.5%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	364,635	$19,322,009
Entertainment - 2.0%
Activision Blizzard, Inc.	60,394	4,722,207
Electronic Arts, Inc.	25,542	3,582,266
Take-Two Interactive Software, Inc. (a)	10,453	1,891,993
The Walt Disney Co. (a)	159,209	26,917,466
		37,113,932
Interactive Media & Services - 8.2%
Alphabet, Inc.:
Class A (a)	26,514	78,505,833
Class C (a)	25,287	74,986,323
		153,492,156
Media - 0.3%
Cable One, Inc.	511	874,428
Discovery Communications, Inc.:
Class A (a)	13,591	318,573
Class C (non-vtg.) (a)	30,517	688,464
Interpublic Group of Companies, Inc.	34,132	1,248,207
Omnicom Group, Inc.	19,456	1,324,564
Sirius XM Holdings, Inc. (b)	101,324	617,063
		5,071,299

TOTAL COMMUNICATION SERVICES		214,999,396

CONSUMER DISCRETIONARY - 13.5%
Auto Components - 0.3%
Aptiv PLC (a)	23,813	4,117,030
BorgWarner, Inc.	21,308	960,352
		5,077,382
Automobiles - 4.3%
Tesla, Inc. (a)	71,686	79,858,204
Distributors - 0.3%
Genuine Parts Co.	12,999	1,704,299
LKQ Corp.	25,034	1,378,873
Pool Corp.	3,556	1,831,909
		4,915,081
Hotels, Restaurants & Leisure - 2.3%
Booking Holdings, Inc. (a)	3,597	8,707,546
Darden Restaurants, Inc.	11,482	1,655,015
Domino's Pizza, Inc.	3,372	1,648,807
Hilton Worldwide Holdings, Inc. (a)	24,532	3,531,381
McDonald's Corp.	64,925	15,942,334
Starbucks Corp.	102,802	10,904,208
Vail Resorts, Inc.	3,528	1,216,137
		43,605,428
Household Durables - 0.3%
Garmin Ltd.	13,328	1,913,901
Mohawk Industries, Inc. (a)	5,205	922,378
Newell Brands, Inc.	36,367	832,441
NVR, Inc. (a)	306	1,497,809
		5,166,529
Internet & Direct Marketing Retail - 0.5%
eBay, Inc.	60,217	4,619,848
MercadoLibre, Inc. (a)	3,970	5,879,649
		10,499,497
Leisure Products - 0.0%
Hasbro, Inc.	11,938	1,143,183
Multiline Retail - 0.6%
Target Corp.	43,475	11,286,980
Specialty Retail - 3.5%
Advance Auto Parts, Inc.	5,627	1,269,001
Best Buy Co., Inc.	20,361	2,488,929
Burlington Stores, Inc. (a)	5,985	1,653,596
CarMax, Inc. (a)	14,382	1,969,183
Lowe's Companies, Inc.	61,852	14,462,235
The Home Depot, Inc.	92,917	34,540,966
TJX Companies, Inc.	105,885	6,934,409
Tractor Supply Co.	9,991	2,169,745
		65,488,064
Textiles, Apparel & Luxury Goods - 1.4%
lululemon athletica, Inc. (a)	11,076	5,161,527
NIKE, Inc. Class B	112,319	18,789,846
VF Corp.	22,658	1,651,315
		25,602,688

TOTAL CONSUMER DISCRETIONARY		252,643,036

CONSUMER STAPLES - 5.6%
Beverages - 2.3%
Keurig Dr. Pepper, Inc.	64,647	2,333,110
PepsiCo, Inc.	121,211	19,587,698
The Coca-Cola Co.	359,447	20,262,027
		42,182,835
Food & Staples Retailing - 0.1%
Kroger Co.	65,988	2,640,840
Food Products - 0.7%
Bunge Ltd.	12,673	1,174,027
Campbell Soup Co.	22,027	879,979
Conagra Brands, Inc.	48,643	1,566,305
General Mills, Inc.	58,745	3,630,441
Hormel Foods Corp.	18,092	765,653
Kellogg Co.	27,060	1,658,778
Lamb Weston Holdings, Inc.	7,048	397,860
McCormick & Co., Inc. (non-vtg.)	16,428	1,318,018
The J.M. Smucker Co.	10,872	1,335,734
		12,726,795
Household Products - 2.2%
Colgate-Palmolive Co.	61,425	4,679,971
Kimberly-Clark Corp.	32,507	4,209,331
Procter & Gamble Co.	216,485	30,955,190
The Clorox Co.	8,220	1,339,942
		41,184,434
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	20,381	6,610,170

TOTAL CONSUMER STAPLES		105,345,074

ENERGY - 1.2%
Energy Equipment & Services - 0.3%
Baker Hughes Co. Class A	75,244	1,887,120
Schlumberger Ltd.	103,581	3,341,523
		5,228,643
Oil, Gas & Consumable Fuels - 0.9%
Cheniere Energy, Inc.	21,552	2,228,477
Marathon Petroleum Corp.	59,079	3,895,078
ONEOK, Inc.	40,762	2,593,278
Phillips 66 Co.	32,219	2,409,337
The Williams Companies, Inc.	112,356	3,156,080
Valero Energy Corp.	38,051	2,942,484
		17,224,734

TOTAL ENERGY		22,453,377

FINANCIALS - 11.2%
Banks - 2.1%
Citizens Financial Group, Inc.	37,780	1,790,016
First Republic Bank	15,169	3,281,510
Huntington Bancshares, Inc.	132,841	2,090,917
KeyCorp	84,530	1,967,013
M&T Bank Corp.	11,641	1,712,624
PNC Financial Services Group, Inc.	36,757	7,756,830
Regions Financial Corp.	85,267	2,019,123
SVB Financial Group (a)	4,884	3,503,782
Truist Financial Corp.	119,626	7,592,662
U.S. Bancorp	124,093	7,491,494
		39,205,971
Capital Markets - 4.9%
Ameriprise Financial, Inc.	10,514	3,176,595
Bank of New York Mellon Corp.	74,671	4,420,523
BlackRock, Inc. Class A	12,087	11,403,601
Carlyle Group LP	14,148	794,410
Cboe Global Markets, Inc.	9,557	1,260,951
Charles Schwab Corp.	127,355	10,446,931
CME Group, Inc.	31,641	6,978,423
FactSet Research Systems, Inc.	3,318	1,472,827
Franklin Resources, Inc.	28,634	901,685
Intercontinental Exchange, Inc.	49,262	6,820,817
Invesco Ltd.	33,308	846,356
MarketAxess Holdings, Inc.	2,585	1,056,412
Moody's Corp.	14,810	5,985,462
Morgan Stanley	122,386	12,578,833
NASDAQ, Inc.	9,870	2,071,417
Northern Trust Corp.	18,619	2,290,882
Raymond James Financial, Inc.	16,447	1,621,510
S&P Global, Inc.	21,189	10,046,976
State Street Corp.	33,428	3,294,329
T. Rowe Price Group, Inc.	20,357	4,415,026
		91,883,966
Consumer Finance - 0.8%
Ally Financial, Inc.	31,231	1,490,968
American Express Co.	59,935	10,415,504
Discover Financial Services	26,759	3,032,330
		14,938,802
Diversified Financial Services - 0.1%
Equitable Holdings, Inc.	38,310	1,283,385
Voya Financial, Inc. (b)	11,625	811,076
		2,094,461
Insurance - 3.2%
AFLAC, Inc.	55,619	2,985,072
Allstate Corp.	26,184	3,238,175
American Financial Group, Inc.	5,881	800,051
American International Group, Inc.	75,778	4,477,722
Aon PLC	19,809	6,337,295
Arch Capital Group Ltd. (a)	36,022	1,506,440
Arthur J. Gallagher & Co.	18,054	3,027,114
Assurant, Inc.	5,311	856,717
Chubb Ltd.	39,685	7,753,655
Erie Indemnity Co. Class A	1,208	248,618
Hartford Financial Services Group, Inc.	30,625	2,233,481
Lincoln National Corp.	16,075	1,159,811
Loews Corp.	18,186	1,019,689
Marsh & McLennan Companies, Inc.	44,078	7,352,210
Principal Financial Group, Inc.	24,174	1,621,834
Progressive Corp.	51,994	4,933,191
Prudential Financial, Inc.	34,199	3,763,600
The Travelers Companies, Inc.	22,522	3,623,339
Willis Towers Watson PLC	11,597	2,809,721
		59,747,735
Mortgage Real Estate Investment Trusts - 0.1%
Annaly Capital Management, Inc.	122,147	1,033,364

TOTAL FINANCIALS		208,904,299

HEALTH CARE - 12.8%
Biotechnology - 1.5%
Amgen, Inc.	51,069	10,569,751
Biogen, Inc. (a)	13,443	3,584,979
BioMarin Pharmaceutical, Inc. (a)	16,967	1,344,295
Gilead Sciences, Inc.	111,788	7,252,805
Horizon Therapeutics PLC (a)	18,958	2,273,254
Vertex Pharmaceuticals, Inc. (a)	19,386	3,585,053
		28,610,137
Health Care Equipment & Supplies - 2.2%
Abiomed, Inc. (a)	4,069	1,351,071
Align Technology, Inc. (a)	6,654	4,154,558
Baxter International, Inc.	45,006	3,553,674
Dentsply Sirona, Inc.	19,556	1,118,799
DexCom, Inc. (a)	8,518	5,308,503
Edwards Lifesciences Corp. (a)	54,729	6,557,629
Hologic, Inc. (a)	22,700	1,664,137
IDEXX Laboratories, Inc. (a)	7,482	4,984,059
Insulet Corp. (a)	6,000	1,860,120
Novocure Ltd. (a)	5,564	570,699
ResMed, Inc.	12,829	3,372,872
STERIS PLC	8,892	2,078,416
Teleflex, Inc.	4,343	1,550,190
West Pharmaceutical Services, Inc.	6,474	2,783,043
		40,907,770
Health Care Providers & Services - 1.6%
AmerisourceBergen Corp.	14,240	1,737,565
Cardinal Health, Inc.	19,326	923,976
Centene Corp. (a)	52,158	3,715,736
Cigna Corp.	30,394	6,492,462
DaVita HealthCare Partners, Inc. (a)	6,453	666,208
HCA Holdings, Inc.	23,621	5,916,116
Humana, Inc.	11,491	5,322,172
Laboratory Corp. of America Holdings (a)	8,472	2,431,633
Quest Diagnostics, Inc.	11,485	1,685,768
		28,891,636
Health Care Technology - 0.2%
Cerner Corp.	29,146	2,165,256
Teladoc Health, Inc. (a)(b)	8,822	1,319,683
		3,484,939
Life Sciences Tools & Services - 2.0%
Agilent Technologies, Inc.	23,142	3,644,634
Bio-Techne Corp.	3,555	1,861,576
Illumina, Inc. (a)	12,985	5,389,554
Mettler-Toledo International, Inc. (a)	2,140	3,169,083
Thermo Fisher Scientific, Inc.	34,629	21,922,581
Waters Corp. (a)	4,496	1,652,505
		37,639,933
Pharmaceuticals - 5.3%
Bristol-Myers Squibb Co.	197,533	11,535,927
Catalent, Inc. (a)	15,027	2,071,622
Eli Lilly & Co.	71,404	18,190,883
Jazz Pharmaceuticals PLC (a)	5,634	749,547
Johnson & Johnson	230,299	37,511,101
Merck & Co., Inc.	222,531	19,593,855
Zoetis, Inc. Class A	41,575	8,988,515
		98,641,450

TOTAL HEALTH CARE		238,175,865

INDUSTRIALS - 8.2%
Aerospace & Defense - 0.1%
Howmet Aerospace, Inc.	35,791	1,062,635
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	15,296	1,483,559
Expeditors International of Washington, Inc.	17,359	2,139,670
United Parcel Service, Inc. Class B	57,360	12,244,639
		15,867,868
Airlines - 0.0%
Delta Air Lines, Inc. (a)	14,995	586,754
Building Products - 0.7%
Allegion PLC	8,200	1,052,060
Fortune Brands Home & Security, Inc.	13,149	1,333,309
Johnson Controls International PLC	62,426	4,580,196
Lennox International, Inc.	3,272	979,244
Masco Corp.	23,590	1,546,325
Owens Corning	9,977	931,952
Trane Technologies PLC	18,160	3,285,689
		13,708,775
Commercial Services & Supplies - 0.5%
Copart, Inc. (a)	19,193	2,980,481
Waste Management, Inc.	37,028	5,932,996
		8,913,477
Electrical Equipment - 0.6%
Eaton Corp. PLC	35,612	5,867,433
Generac Holdings, Inc. (a)	5,585	2,784,458
Rockwell Automation, Inc.	10,449	3,337,411
		11,989,302
Industrial Conglomerates - 0.7%
3M Co.	45,592	8,146,379
Roper Technologies, Inc.	9,551	4,659,646
		12,806,025
Machinery - 2.3%
Caterpillar, Inc.	43,112	8,795,279
Cummins, Inc.	13,842	3,319,865
Deere & Co.	26,370	9,026,715
Dover Corp.	12,966	2,192,291
Fortive Corp.	29,335	2,220,953
IDEX Corp.	7,145	1,590,263
Illinois Tool Works, Inc.	28,616	6,520,728
PACCAR, Inc.	32,240	2,889,349
Pentair PLC	15,163	1,121,607
Snap-On, Inc.	5,056	1,027,531
Stanley Black & Decker, Inc.	15,055	2,705,835
Xylem, Inc.	16,256	2,122,871
		43,533,287
Professional Services - 0.3%
IHS Markit Ltd.	33,517	4,381,342
Robert Half International, Inc.	9,645	1,090,560
		5,471,902
Road & Rail - 1.7%
AMERCO	797	587,381
CSX Corp.	201,509	7,288,581
Kansas City Southern	7,928	2,459,662
Norfolk Southern Corp.	22,268	6,525,637
Union Pacific Corp.	58,491	14,119,727
		30,980,988
Trading Companies & Distributors - 0.4%
Fastenal Co.	51,116	2,917,701
United Rentals, Inc. (a)	6,485	2,458,528
W.W. Grainger, Inc.	4,048	1,874,669
		7,250,898

TOTAL INDUSTRIALS		152,171,911

INFORMATION TECHNOLOGY - 29.0%
Communications Equipment - 1.3%
Cisco Systems, Inc.	369,836	20,699,721
Motorola Solutions, Inc.	14,959	3,718,658
		24,418,379
Electronic Equipment & Components - 0.5%
Cognex Corp.	16,595	1,453,556
Keysight Technologies, Inc. (a)	16,319	2,937,746
Teledyne Technologies, Inc. (a)	4,192	1,883,130
Trimble, Inc. (a)	18,362	1,604,288
Zebra Technologies Corp. Class A (a)	4,000	2,135,800
		10,014,520
IT Services - 5.3%
Accenture PLC Class A	55,509	19,916,074
Automatic Data Processing, Inc.	37,361	8,387,171
IBM Corp.	78,638	9,837,614
MasterCard, Inc. Class A	77,683	26,064,200
Okta, Inc. (a)	11,273	2,786,460
The Western Union Co.	24,370	444,021
Visa, Inc. Class A	148,378	31,422,009
		98,857,549
Semiconductors & Semiconductor Equipment - 5.7%
Applied Materials, Inc.	80,502	11,000,598
Intel Corp.	353,909	17,341,541
Lam Research Corp.	12,627	7,116,198
NVIDIA Corp.	218,310	55,815,318
Texas Instruments, Inc.	81,067	15,198,441
		106,472,096
Software - 15.9%
Adobe, Inc. (a)	42,069	27,359,995
ANSYS, Inc. (a)	7,921	3,006,653
Autodesk, Inc. (a)	19,630	6,234,684
Cadence Design Systems, Inc. (a)	24,697	4,275,298
Citrix Systems, Inc.	8,269	783,322
Intuit, Inc.	23,923	14,975,559
Microsoft Corp.	626,297	207,692,611
Salesforce.com, Inc. (a)	85,344	25,576,743
VMware, Inc. Class A (a)	7,749	1,175,523
Workday, Inc. Class A (a)	16,851	4,886,453
		295,966,841
Technology Hardware, Storage & Peripherals - 0.3%
Hewlett Packard Enterprise Co.	116,307	1,703,898
HP, Inc.	113,170	3,432,446
		5,136,344

TOTAL INFORMATION TECHNOLOGY		540,865,729

MATERIALS - 2.7%
Chemicals - 2.1%
DuPont de Nemours, Inc.	48,111	3,348,526
Ecolab, Inc.	22,780	5,062,172
International Flavors & Fragrances, Inc.	21,960	3,238,002
Linde PLC	45,641	14,568,607
LyondellBasell Industries NV Class A	25,245	2,343,241
PPG Industries, Inc.	17,619	2,829,083
Sherwin-Williams Co.	22,302	7,061,036
The Mosaic Co.	31,725	1,318,808
		39,769,475
Containers & Packaging - 0.3%
Amcor PLC	139,174	1,679,830
Ball Corp.	29,401	2,689,603
International Paper Co.	34,100	1,693,747
		6,063,180
Metals & Mining - 0.3%
Newmont Corp.	71,330	3,851,820
Steel Dynamics, Inc.	18,949	1,252,150
		5,103,970

TOTAL MATERIALS		50,936,625

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.5%
American Tower Corp.	40,101	11,307,279
Boston Properties, Inc.	10,124	1,150,491
Crown Castle International Corp.	38,639	6,966,612
Equinix, Inc.	7,990	6,688,189
Equity Residential (SBI)	30,659	2,648,938
Healthpeak Properties, Inc.	48,579	1,725,040
Host Hotels & Resorts, Inc. (a)	65,099	1,095,616
Prologis (REIT), Inc.	64,935	9,412,978
Welltower, Inc.	36,906	2,967,242
Weyerhaeuser Co.	66,539	2,376,773
		46,339,158
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	29,082	3,026,855

TOTAL REAL ESTATE		49,366,013

UTILITIES - 0.9%
Electric Utilities - 0.2%
Edison International	25,900	1,629,887
Eversource Energy	32,865	2,790,239
		4,420,126
Gas Utilities - 0.1%
Atmos Energy Corp.	12,720	1,171,766
UGI Corp.	19,179	832,560
		2,004,326
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	53,740	1,399,390
Consolidated Edison, Inc.	23,715	1,788,111
Sempra Energy	29,783	3,801,204
		6,988,705
Water Utilities - 0.2%
American Water Works Co., Inc.	16,555	2,883,550
Essential Utilities, Inc.	21,712	1,021,984
		3,905,534

TOTAL UTILITIES		17,318,691

TOTAL COMMON STOCKS
(Cost $1,441,927,097)		1,853,180,016

Money Market Funds - 0.9%
Fidelity Cash Central Fund 0.06% (c)	15,020,395	15,023,399
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	2,463,224	2,463,470
TOTAL MONEY MARKET FUNDS
(Cost $17,486,869)		17,486,869
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $1,459,413,966)		1,870,666,885
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(2,209,974)
NET ASSETS - 100%		$1,868,456,911

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	37	Dec. 2021	$8,504,450	$286,130	$286,130

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$3,091,128	$680,324,271	$668,391,800	$5,598	$(200)	$--	$15,023,399	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	1,220,970	36,454,547	35,212,047	13,486	--	--	2,463,470	0.0%
Total	$4,312,098	$716,778,818	$703,603,847	$19,084	$(200)	$--	$17,486,869

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$214,999,396	$214,999,396	$--	$--
Consumer Discretionary	252,643,036	252,643,036	--	--
Consumer Staples	105,345,074	105,345,074	--	--
Energy	22,453,377	22,453,377	--	--
Financials	208,904,299	208,904,299	--	--
Health Care	238,175,865	238,175,865	--	--
Industrials	152,171,911	152,171,911	--	--
Information Technology	540,865,729	540,865,729	--	--
Materials	50,936,625	50,936,625	--	--
Real Estate	49,366,013	49,366,013	--	--
Utilities	17,318,691	17,318,691	--	--
Money Market Funds	17,486,869	17,486,869	--	--
Total Investments in Securities:	$1,870,666,885	$1,870,666,885	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$286,130	$286,130	$--	$--
Total Assets	$286,130	$286,130	$--	$--
Total Derivative Instruments:	$286,130	$286,130	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$286,130	$0
Total Equity Risk	286,130	0
Total Value of Derivatives	$286,130	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $2,416,445) — See accompanying schedule: Unaffiliated issuers (cost $1,441,927,097)	$1,853,180,016
Fidelity Central Funds (cost $17,486,869)	17,486,869
Total Investment in Securities (cost $1,459,413,966)		$1,870,666,885
Segregated cash with brokers for derivative instruments		218,500
Cash		20,797
Receivable for fund shares sold		11,288,740
Dividends receivable		1,221,611
Distributions receivable from Fidelity Central Funds		3,326
Receivable for daily variation margin on futures contracts		12,534
Total assets		1,883,432,393
Liabilities
Payable for investments purchased	$11,113,458
Payable for fund shares redeemed	1,244,388
Accrued management fee	154,236
Collateral on securities loaned	2,463,400
Total liabilities		14,975,482
Net Assets		$1,868,456,911
Net Assets consist of:
Paid in capital		$1,446,671,764
Total accumulated earnings (loss)		421,785,147
Net Assets		$1,868,456,911
Net Asset Value, offering price and redemption price per share ($1,868,456,911 ÷ 89,374,642 shares)		$20.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$15,225,362
Income from Fidelity Central Funds (including $13,486 from security lending)		19,084
Total income		15,244,446
Expenses
Management fee	$1,201,175
Independent trustees' fees and expenses	2,868
Total expenses before reductions	1,204,043
Expense reductions	(15)
Total expenses after reductions		1,204,028
Net investment income (loss)		14,040,418
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	641,254
Fidelity Central Funds	(200)
Futures contracts	2,546,110
Total net realized gain (loss)		3,187,164
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	364,298,562
Futures contracts	289,274
Total change in net unrealized appreciation (depreciation)		364,587,836
Net gain (loss)		367,775,000
Net increase (decrease) in net assets resulting from operations		$381,815,418

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,040,418	$5,775,459
Net realized gain (loss)	3,187,164	(3,756,855)
Change in net unrealized appreciation (depreciation)	364,587,836	27,375,694
Net increase (decrease) in net assets resulting from operations	381,815,418	29,394,298
Distributions to shareholders	(5,983,382)	(3,292,427)
Share transactions
Proceeds from sales of shares	1,187,275,553	385,625,152
Reinvestment of distributions	5,525,267	3,022,374
Cost of shares redeemed	(188,928,085)	(132,091,115)
Net increase (decrease) in net assets resulting from share transactions	1,003,872,735	256,556,411
Total increase (decrease) in net assets	1,379,704,771	282,658,282
Net Assets
Beginning of period	488,752,140	206,093,858
End of period	$1,868,456,911	$488,752,140
Other Information
Shares
Sold	65,208,424	28,144,888
Issued in reinvestment of distributions	345,545	223,714
Redeemed	(10,378,452)	(9,802,910)
Net increase (decrease)	55,175,517	18,565,692

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Sustainability Index Fund

Years ended October 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$14.29	$13.18	$11.43	$10.90	$10.00
Income from Investment Operations
Net investment income (loss)B	.23	.23	.23	.21	.09
Net realized and unrealized gain (loss)	6.56	1.08	1.69	.41	.81
Total from investment operations	6.79	1.31	1.92	.62	.90
Distributions from net investment income	(.17)	(.18)	(.15)	(.08)	–
Distributions from net realized gain	–	(.02)	(.02)	(.01)	–
Total distributions	(.17)	(.20)	(.17)	(.09)	–
Net asset value, end of period	$20.91	$14.29	$13.18	$11.43	$10.90
Total ReturnC,D	47.84%	9.99%	17.06%	5.67%	9.00%
Ratios to Average Net AssetsE,F
Expenses before reductions	.11%	.11%	.11%	.11%	.11%G
Expenses net of fee waivers, if any	.11%	.11%	.11%	.11%	.11%G
Expenses net of all reductions	.11%	.11%	.11%	.11%	.11%G
Net investment income (loss)	1.28%	1.68%	1.84%	1.82%	1.86%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,868,457	$488,752	$206,094	$6,125	$558
Portfolio turnover rateH	12%	10%	12%	15%	3%I

 A For the period May 9, 2017 (commencement of operations) through October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity U.S. Sustainability Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$428,951,409
Gross unrealized depreciation	(23,039,290)
Net unrealized appreciation (depreciation)	$405,912,119
Tax Cost	$1,464,754,766

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,662,473
Undistributed long-term capital gain	$2,210,555
Net unrealized appreciation (depreciation) on securities and other investments	$406,198,249

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$5,983,382	$ 2,988,511
Long-term Capital Gains	–	303,916
Total	$5,983,382	$ 3,292,427

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Sustainability Index Fund	1,137,669,262	132,833,079

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .11% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity U.S. Sustainability Index Fund	$1,385	$–(a)	$–

 (a) Amount less than $1.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $15.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Sustainability Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Sustainability Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2021 and for the period May 9, 2017 (commencement of operations) to October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the four years in the period ended October 31, 2021 and for the period May 9, 2017 (commencement of operations) to October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity U.S. Sustainability Index Fund	.11%
Actual		$1,000.00	$1,141.40	$.59
Hypothetical-C		$1,000.00	$1,024.65	$.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity U.S. Sustainability Index Fund voted to pay on December 6, 2021, to shareholders of record at the opening of business on December 3, 2021, a distribution of $.037 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.172 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $2,210,555, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 98% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity U.S. Sustainability Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high-quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meeting throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. No performance peer group information was considered by the Board due to the fact that the peer group does not distinguish between passively-managed and actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board considered that effective August 1, 2019, the fund's management fee rate was increased from 0.08% to 0.11%, but the fund no longer paid operating expenses under separate agreements. The Board considered that the chart below reflects the fund's higher management fee rate for 2019, as if the higher fee rate were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the unitary fee arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked above the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020. The Board considered that the fund is one of three ESG funds in the similar sales load structure group. The Board noted that, when compared to a subset of the similar sales load structure group that FMR believes is most comparable, the fund is below the competitive median for 2020.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

USY-ANN-1221
1.9883815.104

Fidelity® International Sustainability Index Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® International Sustainability Index Fund	27.27%	8.76%

 A From May 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Sustainability Index Fund on May 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA ESG Leaders Index performed over the same period.

Period Ending Values
$14,586	Fidelity® International Sustainability Index Fund
$15,146	MSCI ACWI (All Country World Index) ex USA ESG Leaders Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 27.27%, roughly in line with the 28.39% advance of the benchmark, the MSCI ACWI EX USA ESG Leaders Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Canada, Europe ex U.K., and Asia Pacific ex Japan notably contributed. By sector, financials gained 51% and contributed most, followed by information technology, which gained about 50%, and industrials, which advanced 34%. The health care sector rose 25%, boosted by the pharmaceuticals, biotechnology & life sciences industry (+27%). Elsewhere, energy gained 65% and materials advanced 28%. Other notable contributors included the consumer staples (+14%), real estate (+24%), consumer discretionary (+3%), and utilities (+8%) sectors. Turning to individual stocks, owning several semiconductor and semiconductor equipment names, including ASML Holding (+124%) and Taiwan Semiconductor (+42%), added value. It also helped to own pharmaceuticals, biotechnology & life sciences company Novo-Nordisk (+73%) in the fund. Conversely, the biggest individual detractor was Alibaba Group Holding from the retailing industry. Lastly, in media & entertainment, it hurt to own Tencent Holdings (-19%) and Nintendo (-16%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.5
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.3
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	2.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.3
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.2
Shopify, Inc. Class A (Canada, IT Services)	1.1
SAP SE (Germany, Software)	1.0
Sony Group Corp. (Japan, Household Durables)	1.0
17.6

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	19.0
Consumer Discretionary	13.0
Information Technology	12.8
Industrials	11.3
Health Care	9.7
Materials	8.1
Consumer Staples	7.1
Communication Services	6.5
Energy	4.2
Utilities	2.2

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	14.3%
Canada	7.9%
Cayman Islands	7.8%
United Kingdom	7.4%
France	6.2%
Taiwan	6.0%
Switzerland	5.5%
Germany	4.7%
Netherlands	4.5%
Other*	35.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	99.2
Short-Term Investments and Net Other Assets (Liabilities)	0.8

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Australia - 4.1%
Afterpay Ltd. (a)	5,856	$542,496
APA Group unit	32,831	202,516
Aristocrat Leisure Ltd.	16,345	573,955
ASX Ltd.	5,025	313,820
Aurizon Holdings Ltd.	44,833	113,655
AusNet Services	51,621	95,915
Australia & New Zealand Banking Group Ltd.	76,551	1,620,456
BlueScope Steel Ltd.	13,777	213,700
Brambles Ltd.	39,579	298,924
Cochlear Ltd.	1,792	297,160
Coles Group Ltd.	36,247	467,353
Commonwealth Bank of Australia	47,744	3,759,627
Computershare Ltd.	14,155	199,758
Dexus unit	29,828	243,902
Evolution Mining Ltd.	49,947	136,389
Fortescue Metals Group Ltd.	45,953	481,534
Goodman Group unit	44,940	740,354
Insurance Australia Group Ltd.	67,362	243,231
Lendlease Group unit	16,403	129,068
Macquarie Group Ltd.	9,267	1,370,126
Mirvac Group unit	108,097	229,311
Newcrest Mining Ltd.	22,265	416,879
Northern Star Resources Ltd.	30,233	210,143
Orica Ltd.	10,592	120,553
QBE Insurance Group Ltd.	40,039	356,312
Ramsay Health Care Ltd.	4,860	257,451
REA Group Ltd.	1,384	166,724
SEEK Ltd.	8,814	216,812
Sonic Healthcare Ltd.	12,106	364,543
Stockland Corp. Ltd. unit	66,308	226,955
Sydney Airport unit (a)	34,692	213,735
Telstra Corp. Ltd.	108,166	310,825
The GPT Group unit	53,624	208,147
Transurban Group unit	78,639	795,059
Vicinity Centres unit	104,712	135,878
Woodside Petroleum Ltd.	26,251	459,323

TOTAL AUSTRALIA		16,732,589

Austria - 0.2%
Erste Group Bank AG	7,626	327,061
OMV AG	4,062	246,053
Voestalpine AG	2,840	107,815

TOTAL AUSTRIA		680,929

Bailiwick of Jersey - 0.4%
Ferguson PLC	6,012	904,638
Polymetal International PLC	9,824	183,018
WPP PLC	33,088	478,279

TOTAL BAILIWICK OF JERSEY		1,565,935

Belgium - 0.4%
Colruyt NV	1,320	64,760
KBC Groep NV	6,772	630,658
Solvay SA Class A	2,150	255,499
UCB SA	3,481	414,878
Umicore SA	5,409	310,014

TOTAL BELGIUM		1,675,809

Bermuda - 0.2%
Alibaba Health Information Technology Ltd. (a)	112,000	141,502
Beijing Enterprises Water Group Ltd.	124,000	47,334
China Gas Holdings Ltd.	84,200	210,595
China Resource Gas Group Ltd.	24,000	128,938
HengTen Networks Group Ltd. (a)	52,000	17,845
Hopson Development Holdings Ltd.	18,590	50,773
Shenzhen International Holdings Ltd.	36,500	44,051

TOTAL BERMUDA		641,038

Brazil - 0.6%
Americanas SA (a)	10,000	52,624
Atacadao SA	17,100	50,417
B3 SA - Brasil Bolsa Balcao	169,400	357,481
Banco Bradesco SA	53,100	159,945
Banco do Brasil SA	16,900	85,341
Banco Santander SA (Brasil) unit	8,200	49,981
CCR SA	38,300	77,566
Cosan SA	29,744	104,297
CPFL Energia SA	6,100	28,437
Energisa SA unit	6,400	44,929
Equatorial Energia SA	24,400	98,918
Klabin SA unit	21,400	86,983
Localiza Rent A Car SA	17,100	137,253
Lojas Renner SA	21,423	122,340
Natura & Co. Holding SA (a)	25,413	175,160
Notre Dame Intermedica Participacoes SA	14,493	164,811
Rede D'Oregon Sao Luiz SA (b)	11,100	116,039
Rumo SA (a)	38,500	109,078
Telefonica Brasil SA	10,200	82,268
TIM SA	29,300	58,249
Ultrapar Participacoes SA	14,400	33,297
Ultrapar Participacoes SA rights 11/3/21 (a)(c)	1,218	2
Via S/A (a)	35,700	38,902
Weg SA	46,280	303,406

TOTAL BRAZIL		2,537,724

Canada - 7.6%
Agnico Eagle Mines Ltd. (Canada)	6,632	352,017
Algonquin Power & Utilities Corp.	17,104	246,554
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	22,342	838,006
B2Gold Corp.	25,492	105,255
Ballard Power Systems, Inc. (a)	6,659	120,686
Bank of Montreal	17,429	1,892,320
Bank of Nova Scotia	32,774	2,148,741
Brookfield Asset Management, Inc. (Canada) Class A	34,575	2,087,463
CAE, Inc. (a)	7,937	240,688
Cameco Corp.	10,817	262,821
Canadian Apartment Properties (REIT) unit	2,254	110,059
Canadian Imperial Bank of Commerce	12,102	1,468,453
Canadian National Railway Co.	19,144	2,544,283
Canadian Tire Ltd. Class A (non-vtg.)	1,578	224,128
Enbridge, Inc.	54,553	2,285,090
FirstService Corp.	1,032	205,833
Fortis, Inc.	12,252	545,380
Franco-Nevada Corp.	5,159	736,125
Gildan Activewear, Inc.	5,353	196,628
Hydro One Ltd. (b)	8,473	202,446
Intact Financial Corp.	4,726	633,557
Inter Pipeline Ltd.	2,869	43,675
Keyera Corp.	5,792	148,450
Kinross Gold Corp.	35,296	212,187
Loblaw Companies Ltd.	4,477	336,716
Lundin Mining Corp.	16,702	145,346
Magna International, Inc. Class A (sub. vtg.)	7,803	634,719
Manulife Financial Corp.	52,693	1,026,526
Metro, Inc.	6,809	342,596
National Bank of Canada	9,119	754,955
Nutrien Ltd.	15,393	1,075,868
Parkland Corp.	4,081	118,743
Pembina Pipeline Corp.	14,987	496,136
Ritchie Bros. Auctioneers, Inc.	3,052	208,604
Rogers Communications, Inc. Class B (non-vtg.)	9,706	451,420
Shopify, Inc. Class A (a)	3,035	4,431,404
Sun Life Financial, Inc.	15,790	899,862
TELUS Corp.	12,663	290,484
Thomson Reuters Corp.	4,673	562,112
TMX Group Ltd.	1,582	171,277
Toromont Industries Ltd.	2,151	191,376
Wheaton Precious Metals Corp.	12,226	493,545
WSP Global, Inc.	3,149	426,906

TOTAL CANADA		30,909,440

Cayman Islands - 7.8%
3SBio, Inc. (a)(b)	37,000	33,859
51job, Inc. sponsored ADR (a)	773	46,040
AAC Technology Holdings, Inc.	17,500	75,639
Abu Dhabi Islamic Bank	38,739	61,592
Alibaba Group Holding Ltd. (a)	408,900	8,408,071
Baozun, Inc. sponsored ADR (a)	1,402	24,255
Chailease Holding Co. Ltd.	35,297	337,188
China Aoyuan Group Ltd.	8,000	3,157
China Conch Venture Holdings Ltd.	45,000	219,780
China East Education Holdings Ltd. (b)	7,000	6,667
China Education Group Holdings Ltd.	24,000	41,211
China Feihe Ltd. (b)	98,000	163,239
China Liansu Group Holdings Ltd.	27,000	41,920
China Medical System Holdings Ltd.	34,000	57,945
China Mengniu Dairy Co. Ltd.	85,000	541,321
CIFI Ever Sunshine Services Group Ltd.	22,000	39,925
CIFI Holdings Group Co. Ltd.	100,000	55,523
Country Garden Services Holdings Co. Ltd.	42,000	326,586
Dali Foods Group Co. Ltd. (b)	62,000	34,504
ENN Energy Holdings Ltd.	21,400	370,488
ESR Cayman Ltd. (a)(b)	54,800	177,842
Geely Automobile Holdings Ltd.	160,000	556,262
Genscript Biotech Corp. (a)	30,000	133,218
Greentown Service Group Co. Ltd.	42,000	41,727
Hansoh Pharmaceutical Group Co. Ltd. (b)	28,000	62,546
Hutchison China Meditech Ltd. sponsored ADR (a)	2,342	68,902
Jinxin Fertility Group Ltd. (a)(b)	31,500	44,615
Kaisa Group Holdings Ltd.	50,000	7,712
Kingdee International Software Group Co. Ltd. (a)	71,000	234,522
KWG Group Holdings Ltd.	42,500	37,144
Lee & Man Paper Manufacturing Ltd.	39,000	29,273
Legend Biotech Corp. ADR (a)	2	105
Li Ning Co. Ltd.	60,500	672,611
Logan Property Holdings Co. Ltd.	45,000	45,171
Longfor Properties Co. Ltd. (b)	50,000	242,915
Meituan Class B (a)(b)	108,600	3,695,510
Microport Scientific Corp.	17,500	82,546
Minth Group Ltd.	22,000	87,938
NIO, Inc. sponsored ADR (a)	36,752	1,448,396
Shenzhou International Group Holdings Ltd.	22,400	482,590
Shimao Property Holdings Ltd.	28,500	44,835
Sino Biopharmaceutical Ltd.	261,750	193,777
Tencent Holdings Ltd.	155,000	9,428,618
Tongcheng-Elong Holdings Ltd. (a)	28,800	64,481
Topsports International Holdings Ltd. (b)	45,000	54,714
Uni-President China Holdings Ltd.	38,000	32,430
Vinda International Holdings Ltd. (d)	11,000	30,326
Vipshop Holdings Ltd. ADR (a)	11,250	125,550
Want Want China Holdings Ltd.	134,000	103,852
Wuxi Biologics (Cayman), Inc. (a)(b)	97,000	1,469,256
Xinyi Solar Holdings Ltd.	131,494	275,139
XPeng, Inc. ADR (a)	10,447	487,144
Yadea Group Holdings Ltd. (b)	34,000	58,557
Zhenro Properties Group Ltd.	40,000	19,022
Zhongsheng Group Holdings Ltd. Class H	16,000	144,669

TOTAL CAYMAN ISLANDS		31,572,825

Chile - 0.1%
Cencosud Shopping SA	18,432	17,839
Empresas CMPC SA	23,300	42,991
Empresas COPEC SA	11,558	90,930
Enel Americas SA	627,313	71,329
Falabella SA	16,393	45,332

TOTAL CHILE		268,421

China - 2.1%
360 Security Technology, Inc. (A Shares) (a)	13,500	25,374
A-Living Smart City Services C (H Shares) (b)	15,250	51,157
Air China Ltd.:
(A Shares) (a)	23,600	31,352
(H Shares) (a)	26,000	18,346
Angel Yeast Co. Ltd. (A Shares)	1,100	9,553
BBMG Corp. (A Shares)	23,600	10,353
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	56,000	36,347
By-Health Co. Ltd. (A Shares)	2,300	9,149
BYD Co. Ltd.:
(A Shares)	1,100	53,458
(H Shares)	22,500	860,571
CanSino Biologics, Inc.:
(A Shares) (a)	274	11,716
(H Shares) (a)(b)	1,800	46,362
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	400	14,278
China Communications Services Corp. Ltd. (H Shares)	70,000	38,686
China Construction Bank Corp.:
(A Shares)	90,200	83,501
(H Shares)	2,393,000	1,628,630
China Eastern Airlines Corp. Ltd.:
(A Shares) (a)	10,900	8,219
(H Shares) (a)	6,000	2,360
China International Travel Service Corp. Ltd. (A Shares)	3,100	129,919
China Jushi Co. Ltd. (A Shares)	5,457	16,305
China Merchants Bank Co. Ltd. (H Shares)	105,500	888,828
China Merchants Property Operation & Service Co. Ltd. (A Shares)	1,100	2,318
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	10,000	16,282
China Molybdenum Co. Ltd.:
(A Shares)	20,600	19,263
(H Shares)	105,000	65,182
China National Medicines Corp. Ltd. (A Shares)	2,500	11,903
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	1,300	4,897
China Southern Airlines Ltd. (A Shares) (a)	47,700	48,849
China Vanke Co. Ltd.:
(A Shares)	4,300	12,224
(H Shares)	55,400	129,733
Chongqing Changan Automobile Co. Ltd. (A Shares)	8,400	25,571
Contemporary Amperex Technology Co. Ltd.	3,600	359,239
Dongfeng Motor Group Co. Ltd. (H Shares)	82,000	76,620
ENN Natural Gas Co. Ltd. (A Shares)	4,000	11,496
Eve Energy Co. Ltd. (A shares)	2,540	44,985
Fu Jian Anjoy Foods Co. Ltd. (A Shares)	500	15,817
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	6,000	46,271
(H Shares) (b)	10,800	62,325
Ganfeng Lithium Co. Ltd. (A Shares)	1,300	33,973
GEM Co. Ltd. (A Shares)	8,600	14,634
GoerTek, Inc. (A Shares)	4,600	31,266
Gotion High-tech Co. Ltd. (A Shares) (a)	1,800	16,551
Great Wall Motor Co. Ltd.:
(A Shares)	3,900	41,400
(H Shares)	79,500	358,647
Greenland Holdings Corp. Ltd. (A Shares)	21,695	13,920
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd.	1,100	3,852
Guangzhou Automobile Group Co. Ltd. (H Shares)	84,000	79,460
Guangzhou Baiyunshan Pharma Health (A Shares)	3,600	16,365
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	600	10,724
Guangzhou R&F Properties Co. Ltd. (H Shares) (d)	40,800	25,590
Hangzhou Robam Appliances Co. Ltd. (A Shares)	2,100	10,271
Huaxia Bank Co. Ltd. (A Shares)	23,900	21,006
Industrial Bank Co. Ltd. (A Shares)	33,600	97,720
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	8,200	55,044
Jafron Biomedical Co. Ltd. (A Shares)	1,100	8,875
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	3,900	6,155
Jinke Properties Group Co. Ltd. (A Shares)	7,300	5,060
Joyoung Co. Ltd. (A Shares)	1,100	4,010
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)	4,000	12,801
Liaoning Chengda Co. Ltd. (A Shares)	1,900	6,036
Mingyang Smart Energy Group Ltd.	3,900	18,868
NARI Technology Co. Ltd. (A Shares)	7,680	46,674
Offshore Oil Enginering Co. Ltd. (A Shares)	4,100	2,976
Ovctek China, Inc. (A Shares)	1,640	17,509
Pharmaron Beijing Co. Ltd.:
(A Shares)	1,800	53,769
(H Shares) (b)	2,600	56,642
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	21,100	163,279
(H Shares)	168,500	1,206,921
Poly Developments & Holdings (A Shares)	16,000	31,372
Poly Property Development Co. Ltd. (H Shares)	3,000	16,850
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	68,000	115,890
Shanghai Electric Group Co. Ltd. (A Shares)	13,400	9,936
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	3,700	28,880
(H Shares)	12,500	58,962
Shanghai M&G Stationery, Inc. (A Shares)	1,200	11,896
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	1,900	5,532
(H Shares)	22,600	41,421
Shenzhen Inovance Technology Co. Ltd. (A Shares)	3,600	36,659
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	11,500	11,238
Sichuan Chuantou Energy Co. Ltd. (A Shares)	8,700	17,778
Sinotrans Ltd.	5,400	3,810
SKSHU Paint Co. Ltd. (A Shares)	420	7,308
Sungrow Power Supply Co. Ltd. (A Shares)	2,000	51,235
Suning.com Co. Ltd. (A Shares) (a)	18,200	12,700
TCL Technology Group Corp. (A Shares)	19,100	18,069
Topchoice Medical Corp. (a)	400	14,890
Transfar Zhilian Co. Ltd.	4,400	5,626
Unisplendour Corp. Ltd. (A Shares)	5,200	22,502
Weifu High-Technology Group Co. Ltd. (A Shares)	800	2,427
Wuchan Zhongda Group Co. Ltd.	9,200	9,005
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	2,900	10,775
WuXi AppTec Co. Ltd.	3,576	77,044
WuXi AppTec Co. Ltd. (H Shares) (b)	9,480	202,625
Xiamen Intretech, Inc.	800	3,849
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares) (d)	30,418	68,182
Yantai Jereh Oilfield Services (A Shares)	1,300	8,582
Yunnan Baiyao Group Co. Ltd. (A Shares)	1,800	25,177
Yutong Bus Co. Ltd.	3,000	5,311
Zhejiang Chint Electric Co. Ltd. (A Shares)	2,700	25,391
Zhejiang Expressway Co. Ltd. (H Shares)	48,000	42,630
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	1,660	28,778
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	1,200	9,805
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	2,100	5,901
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	1,600	1,821
(H Shares)	47,600	34,382

TOTAL CHINA		8,451,676

Colombia - 0.0%
Bancolombia SA	494	4,418
Czech Republic - 0.0%
Komercni Banka A/S	1,994	77,367
MONETA Money Bank A/S (a)(b)	8,475	33,131

TOTAL CZECH REPUBLIC		110,498

Denmark - 2.4%
Ambu A/S Series B	4,561	129,919
Chr. Hansen Holding A/S	2,733	217,451
Coloplast A/S Series B	3,188	519,691
Demant A/S (a)	2,824	136,790
Genmab A/S (a)	1,774	795,061
GN Store Nord A/S	3,388	205,597
Novo Nordisk A/S Series B	45,326	4,970,219
Novozymes A/S Series B	5,585	410,695
ORSTED A/S (b)	5,114	721,602
Pandora A/S	2,697	376,616
Tryg A/S	9,634	228,386
Vestas Wind Systems A/S	27,259	1,178,894

TOTAL DENMARK		9,890,921

Egypt - 0.0%
Commercial International Bank SAE (a)	35,749	116,076
Commercial International Bank SAE sponsored GDR	9,380	29,078

TOTAL EGYPT		145,154

Finland - 0.8%
Elisa Corp. (A Shares)	3,992	240,798
Kesko Oyj	7,078	229,837
Neste Oyj	11,481	639,579
Nordea Bank ABP	87,562	1,071,176
Orion Oyj (B Shares)	2,729	118,081
Stora Enso Oyj (R Shares)	16,350	271,791
UPM-Kymmene Corp.	14,618	515,739
Wartsila Corp.	11,161	154,761

TOTAL FINLAND		3,241,762

France - 6.2%
Accor SA (a)	4,280	152,933
Air Liquide SA	12,807	2,138,229
Alstom SA	8,661	308,659
Amundi SA (b)	1,754	156,228
Atos Origin SA	2,278	118,449
AXA SA	52,195	1,518,509
BNP Paribas SA	30,439	2,037,502
Bouygues SA	6,347	256,800
Bureau Veritas SA	7,435	236,015
Carrefour SA	17,343	313,859
CNP Assurances	3,447	86,309
Compagnie Generale des Etablissements Michelin SCA Series B	4,607	724,301
Covivio	1,388	120,019
Danone SA	17,626	1,148,965
Eiffage SA	2,418	248,662
EssilorLuxottica SA	7,658	1,583,739
Eurazeo SA	1,028	96,317
Gecina SA	1,308	183,033
Kering SA	2,022	1,517,582
Klepierre SA	5,913	140,536
L'Oreal SA	6,798	3,109,778
Orange SA	47,933	522,707
Publicis Groupe SA	6,087	407,699
Schneider Electric SA	14,553	2,509,202
SEB SA	667	104,323
Societe Generale Series A	22,113	738,662
Teleperformance	1,587	662,464
Total SA	67,238	3,366,941
Valeo SA	6,426	188,163
Vivendi SA	19,591	252,177
Wendel SA	694	92,341

TOTAL FRANCE		25,041,103

Germany - 4.6%
adidas AG	5,134	1,681,358
Allianz SE	11,119	2,585,494
BASF AG	24,950	1,795,743
Bayerische Motoren Werke AG (BMW)	8,225	829,487
Beiersdorf AG	2,795	296,931
Brenntag SE	3,957	376,190
Commerzbank AG (a)	28,255	206,298
Delivery Hero AG (a)(b)	4,395	546,421
Deutsche Borse AG	5,143	853,746
Deutsche Post AG	26,766	1,655,989
HeidelbergCement AG	4,176	314,473
Henkel AG & Co. KGaA	2,798	233,207
Lanxess AG	2,426	163,388
Merck KGaA	3,499	825,957
MTU Aero Engines AG	1,451	322,639
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,802	1,126,028
Puma AG	2,712	336,393
SAP SE	28,135	4,074,262
Symrise AG	3,532	488,122
Telefonica Deutschland Holding AG	24,667	64,244

TOTAL GERMANY		18,776,370

Greece - 0.0%
EFG Eurobank Ergasias SA (a)	70,569	73,697
Hellenic Telecommunications Organization SA	6,486	114,717

TOTAL GREECE		188,414

Hong Kong - 1.2%
BOC Hong Kong (Holdings) Ltd.	86,500	274,603
China Everbright International Ltd.	98,962	68,048
China Jinmao Holdings Group Ltd.	172,000	50,403
China Overseas Land and Investment Ltd.	99,000	218,346
China Resources Pharmaceutical Group Ltd. (b)	80,000	38,558
CITIC Pacific Ltd.	162,000	162,406
CSPC Pharmaceutical Group Ltd.	245,280	256,613
Fosun International Ltd.	70,500	82,909
Ganfeng Lithium Co. Ltd. (H Shares) (b)	7,600	142,515
Hang Seng Bank Ltd.	21,000	399,460
Hong Kong & China Gas Co. Ltd.	305,356	474,380
Hong Kong Exchanges and Clearing Ltd.	32,462	1,964,284
Lenovo Group Ltd.	190,000	206,334
MTR Corp. Ltd.	43,048	234,591
Shenzhen Investment Ltd.	53,284	13,080
Sinotruk Hong Kong Ltd.	22,000	30,368
Swire Pacific Ltd. (A Shares)	11,500	72,351
Swire Properties Ltd.	29,400	78,785

TOTAL HONG KONG		4,768,034

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	9,442	80,686
OTP Bank PLC (a)	6,038	362,638

TOTAL HUNGARY		443,324

India - 3.5%
Adani Green Energy Ltd. (a)	10,596	162,972
Adani Total Gas Ltd. (a)	7,377	141,669
Asian Paints Ltd.	10,363	428,608
Axis Bank Ltd. (a)	61,249	606,321
Bajaj Auto Ltd.	1,697	83,933
Bandhan Bank Ltd. (b)	17,170	66,763
Berger Paints India Ltd.	6,384	63,154
Bharat Petroleum Corp. Ltd.	24,296	135,394
Biocon Ltd. (a)	12,008	56,247
Britannia Industries Ltd.	2,945	144,421
Colgate-Palmolive Ltd.	3,240	66,680
Dabur India Ltd.	16,300	127,401
DLF Ltd.	16,556	88,042
Eicher Motors Ltd.	3,833	127,066
Grasim Industries Ltd.	7,085	162,684
Havells India Ltd.	6,821	114,930
HCL Technologies Ltd.	29,368	448,131
Hero Motocorp Ltd.	3,630	128,681
Hindalco Industries Ltd.	41,093	252,079
Hindustan Unilever Ltd.	22,189	708,446
Housing Development Finance Corp. Ltd.	46,124	1,750,503
Info Edge India Ltd.	2,091	169,482
Infosys Ltd.	91,757	2,051,392
Lupin Ltd.	6,440	79,294
Mahindra & Mahindra Ltd.	23,942	282,446
Marico Ltd.	13,618	103,277
Motherson Sumi Systems Ltd.	34,597	103,138
Nestle India Ltd.	912	231,181
PI Industries Ltd.	2,209	88,412
Pidilite Industries Ltd.	4,085	126,092
Piramal Enterprises Ltd.	2,761	95,837
Reliance Industries Ltd.	76,836	2,599,897
Shree Cement Ltd.	295	112,700
Siemens India Ltd.	1,628	47,493
State Bank of India	48,018	321,690
Tata Consultancy Services Ltd.	24,898	1,128,640
Titan Co. Ltd.	9,511	302,447
Trent Ltd.	4,840	64,775
UPL Ltd. (a)	12,912	127,509
Wipro Ltd.	36,835	318,661

TOTAL INDIA		14,218,488

Indonesia - 0.3%
PT Aneka Tambang Tbk	225,700	37,278
PT Bank Central Asia Tbk	1,498,000	790,369
PT Barito Pacific Tbk	797,600	52,639
PT Indah Kiat Pulp & Paper Tbk	59,200	35,413
PT Kalbe Farma Tbk	605,200	68,348
PT Merdeka Copper Gold Tbk (a)	300,100	66,936
PT Tower Bersama Infrastructure Tbk	222,800	46,235
PT Unilever Indonesia Tbk	183,700	57,311

TOTAL INDONESIA		1,154,529

Ireland - 0.6%
CRH PLC	21,145	1,011,869
DCC PLC (United Kingdom)	2,507	209,494
Kerry Group PLC Class A	4,287	575,365
Kingspan Group PLC (Ireland)	4,200	483,772

TOTAL IRELAND		2,280,500

Isle of Man - 0.0%
NEPI Rockcastle PLC	10,311	69,123
Israel - 0.2%
Bank Hapoalim BM (Reg.)	31,264	307,270
Bank Leumi le-Israel BM	39,551	377,093
CyberArk Software Ltd. (a)	1,077	193,978

TOTAL ISRAEL		878,341

Italy - 1.0%
Amplifon SpA	3,251	165,171
Assicurazioni Generali SpA	29,813	649,643
Enel SpA	219,921	1,841,132
Intesa Sanpaolo SpA	450,643	1,280,808

TOTAL ITALY		3,936,754

Japan - 14.3%
AEON Co. Ltd.	17,800	409,483
Ajinomoto Co., Inc.	12,500	374,259
Ana Holdings, Inc. (a)	3,900	90,874
Asahi Kasei Corp.	34,400	361,384
Astellas Pharma, Inc.	50,200	846,311
Azbil Corp.	3,400	144,952
Bridgestone Corp.	15,400	681,285
Capcom Co. Ltd.	4,900	131,886
Casio Computer Co. Ltd.	4,800	67,925
Central Japan Railway Co.	3,900	578,529
Chugai Pharmaceutical Co. Ltd.	18,200	680,487
CyberAgent, Inc.	11,000	184,311
Dai Nippon Printing Co. Ltd.	6,000	148,650
Dai-ichi Mutual Life Insurance Co.	27,500	578,560
Daifuku Co. Ltd.	2,800	257,767
Daikin Industries Ltd.	6,700	1,467,399
Daiwa House Industry Co. Ltd.	15,300	504,750
DENSO Corp.	11,700	848,194
East Japan Railway Co.	8,200	510,749
Eisai Co. Ltd.	6,400	453,480
ENEOS Holdings, Inc.	84,200	339,516
Fast Retailing Co. Ltd.	1,600	1,062,108
FUJIFILM Holdings Corp.	9,700	749,591
Fujitsu Ltd.	5,300	915,998
Hankyu Hanshin Holdings, Inc.	6,400	198,436
Hikari Tsushin, Inc.	600	92,492
Hirose Electric Co. Ltd.	900	150,508
Hitachi Construction Machinery Co. Ltd.	3,100	98,908
Hitachi Metals Ltd. (a)	5,400	102,226
Hoshizaki Corp.	1,500	126,136
Hoya Corp.	9,900	1,457,365
Hulic Co. Ltd.	10,200	98,078
Ibiden Co. Ltd.	2,800	168,241
INPEX Corp.	28,100	234,335
Isuzu Motors Ltd.	15,800	212,554
Itochu Corp.	32,100	915,520
JFE Holdings, Inc.	13,300	203,230
JSR Corp.	5,600	203,110
Kajima Corp.	12,600	155,141
Kansai Paint Co. Ltd.	4,400	101,886
Kao Corp.	13,100	741,042
KDDI Corp.	43,400	1,327,172
Keio Corp.	2,200	111,051
Kikkoman Corp.	3,900	318,981
Kobayashi Pharmaceutical Co. Ltd.	1,200	96,079
Komatsu Ltd.	23,800	623,353
Kubota Corp.	28,000	596,484
Kurita Water Industries Ltd.	2,700	133,357
Kyowa Hakko Kirin Co., Ltd.	7,300	240,083
Lawson, Inc.	1,100	53,196
LIXIL Group Corp.	7,300	187,536
Marubeni Corp.	42,700	362,323
Mazda Motor Corp. (a)	16,000	143,908
Mercari, Inc. (a)	2,800	151,506
Mitsubishi Chemical Holdings Corp.	35,200	291,366
Mitsubishi Estate Co. Ltd.	32,100	487,823
Mitsui Chemicals, Inc.	5,100	151,643
Mitsui Fudosan Co. Ltd.	24,800	567,023
Miura Co. Ltd.	2,000	76,931
Mizuho Financial Group, Inc.	65,490	864,336
MS&AD Insurance Group Holdings, Inc.	12,000	387,688
Murata Manufacturing Co. Ltd.	15,500	1,149,768
Nabtesco Corp.	2,900	94,115
NEC Corp.	6,700	343,054
Nintendo Co. Ltd.	2,999	1,324,529
Nippon Building Fund, Inc.	40	259,878
Nippon Express Co. Ltd.	2,100	131,448
Nippon Paint Holdings Co. Ltd.	19,400	207,577
Nippon Yusen KK	4,400	317,052
Nissin Food Holdings Co. Ltd.	1,700	129,948
Nitori Holdings Co. Ltd.	2,200	404,163
Nitto Denko Corp.	3,900	304,747
Nomura Holdings, Inc.	83,900	399,575
Nomura Real Estate Holdings, Inc.	3,100	75,576
Nomura Real Estate Master Fund, Inc.	109	163,224
Nomura Research Institute Ltd.	9,100	364,310
NSK Ltd.	8,800	59,131
NTT Data Corp.	16,400	328,998
Obayashi Corp.	18,500	156,181
Odakyu Electric Railway Co. Ltd.	7,200	156,092
OMRON Corp.	5,000	478,173
Oriental Land Co. Ltd.	5,400	852,875
ORIX Corp.	32,900	653,931
ORIX JREIT, Inc.	67	111,160
Osaka Gas Co. Ltd.	10,500	169,239
Otsuka Corp.	3,000	147,770
Pan Pacific International Holdings Ltd.	11,200	235,165
Panasonic Corp.	59,800	739,489
Recruit Holdings Co. Ltd.	36,500	2,427,944
Resona Holdings, Inc.	52,200	196,095
ROHM Co. Ltd.	2,400	219,450
SCSK Corp.	4,200	84,996
Secom Co. Ltd.	5,200	354,497
Sekisui Chemical Co. Ltd.	10,700	175,787
Sekisui House Ltd.	16,900	351,364
Seven & i Holdings Co. Ltd.	20,300	852,291
SG Holdings Co. Ltd.	8,700	218,466
Sharp Corp.	4,600	54,258
Shimadzu Corp.	6,400	260,014
SHIMIZU Corp.	13,500	98,912
Shin-Etsu Chemical Co. Ltd.	9,500	1,694,164
Shionogi & Co. Ltd.	7,200	469,442
Shiseido Co. Ltd.	10,800	720,651
SoftBank Corp.	77,300	1,055,120
Sohgo Security Services Co., Ltd.	1,900	81,289
Sompo Holdings, Inc.	8,500	368,618
Sony Group Corp.	33,900	3,925,497
Stanley Electric Co. Ltd.	2,900	73,095
Sumitomo Chemical Co. Ltd.	41,300	203,457
Sumitomo Metal Mining Co. Ltd.	6,700	259,908
Sumitomo Mitsui Trust Holdings, Inc.	9,200	302,623
Suntory Beverage & Food Ltd.	3,700	143,569
Sysmex Corp.	4,500	557,959
T&D Holdings, Inc.	14,800	189,820
Taisei Corp.	4,400	138,068
Takeda Pharmaceutical Co. Ltd.	42,700	1,198,411
TDK Corp.	10,700	388,977
Terumo Corp.	17,400	767,615
Tobu Railway Co. Ltd.	5,400	134,447
Toho Gas Co. Ltd.	1,600	47,396
Tokyo Century Corp.	1,100	62,981
Tokyo Electron Ltd.	4,000	1,864,132
Tokyo Gas Co. Ltd.	8,900	154,441
Tokyu Corp.	13,100	184,687
Toray Industries, Inc.	33,200	206,886
Toto Ltd.	3,900	188,426
Toyo Suisan Kaisha Ltd.	2,400	103,414
Unicharm Corp.	10,900	440,827
USS Co. Ltd.	4,800	77,368
West Japan Railway Co.	5,900	278,513
Yakult Honsha Co. Ltd.	3,500	176,849
Yamada Holdings Co. Ltd.	20,100	76,808
Yamaha Corp.	3,600	227,441
Yamaha Motor Co. Ltd.	7,800	217,416
Yaskawa Electric Corp.	6,600	285,860
Yokogawa Electric Corp.	6,400	127,886
Z Holdings Corp.	72,500	450,082
ZOZO, Inc.	3,400	109,135

TOTAL JAPAN		57,824,015

Korea (South) - 2.1%
AMOREPACIFIC Corp.	769	119,052
AMOREPACIFIC Group, Inc.	884	37,432
BGF Retail Co. Ltd.	173	23,910
Celltrion Healthcare Co. Ltd.	2,307	159,592
CJ CheilJedang Corp.	219	70,811
CJ Corp.	465	38,034
CJ Logistics Corp. (a)	296	35,806
Coway Co. Ltd.	1,550	104,559
Doosan Bobcat, Inc. (a)	1,486	48,318
Fila Holdings Corp.	1,362	43,172
GS Engineering & Construction Corp.	1,715	60,543
GS Holdings Corp.	1,446	52,098
Hankook Tire Co. Ltd.	1,764	62,181
Hanon Systems	4,971	61,266
Hanwha Solutions Corp. (a)	3,315	115,703
Hyundai Engineering & Construction Co. Ltd.	2,131	91,651
Hyundai Glovis Co. Ltd.	508	72,782
Hyundai Heavy Industries Holdi	1,254	67,637
Kakao Corp.	8,382	897,151
KB Financial Group, Inc.	10,773	518,782
Korean Air Lines Co. Ltd. (a)	4,863	126,141
LG Chemical Ltd.	1,109	791,690
LG Corp.	2,371	184,409
LG Display Co. Ltd. (a)	6,732	113,190
LG Electronics, Inc.	2,918	300,331
LG Household & Health Care Ltd.	241	239,977
Lotte Chemical Corp.	422	80,752
NAVER Corp.	3,325	1,150,120
POSCO Chemtech Co. Ltd.	797	98,928
Samsung Electro-Mechanics Co. Ltd.	1,472	199,439
Samsung Engineering Co. Ltd. (a)	4,037	85,423
Samsung Fire & Marine Insurance Co. Ltd.	802	158,160
Samsung SDI Co. Ltd.	1,484	931,499
Samsung SDS Co. Ltd.	858	112,200
Shinhan Financial Group Co. Ltd.	12,092	392,743
SK Biopharmaceuticals Co. Ltd. (a)	830	66,859
SK Innovation Co., Ltd. (a)	1,382	286,739
SK Telecom Co. Ltd. (c)	252	66,402
SK, Inc.	825	171,285
SKC Co. Ltd.	575	87,949
Yuhan Corp.	1,349	68,852

TOTAL KOREA (SOUTH)		8,393,568

Kuwait - 0.1%
Kuwait Finance House KSCP	123,137	339,857
Luxembourg - 0.1%
Adecoagro SA (a)(d)	2,912	25,509
Globant SA (a)	1,069	341,214
Tenaris SA	11,411	127,076

TOTAL LUXEMBOURG		493,799

Malaysia - 0.6%
AMMB Holdings Bhd (a)	61,600	49,982
Axiata Group Bhd	65,604	62,578
CIMB Group Holdings Bhd	186,258	234,790
Dialog Group Bhd	113,800	77,772
DiGi.com Bhd	84,800	86,623
Fraser & Neave Holdings Bhd	4,600	30,059
Hap Seng Consolidated Bhd	21,700	41,084
Hartalega Holdings Bhd	37,100	52,501
IHH Healthcare Bhd	47,600	75,176
Kossan Rubber Industries Bhd	13,000	7,409
Kuala Lumpur Kepong Bhd	12,900	67,350
Malayan Banking Bhd	103,015	200,259
Malaysia Airports Holdings Bhd (a)	28,200	44,128
Maxis Bhd	74,600	84,130
MISC Bhd	34,400	58,732
Nestle (Malaysia) Bhd	1,600	51,968
Petronas Dagangan Bhd	9,600	47,200
Petronas Gas Bhd	24,800	100,254
PPB Group Bhd	17,300	75,951
Press Metal Bhd	80,000	107,414
Public Bank Bhd	400,700	403,506
QL Resources Bhd	28,400	34,634
RHB Bank Bhd	57,577	77,585
Sime Darby Bhd	81,000	44,402
Supermax Corp. Bhd	15,164	7,031
Telekom Malaysia Bhd	29,000	40,548
Top Glove Corp. Bhd	115,100	75,603
Westports Holdings Bhd	35,500	38,320

TOTAL MALAYSIA		2,276,989

Mexico - 0.4%
Arca Continental S.A.B. de CV	10,200	62,192
CEMEX S.A.B. de CV unit (a)	412,100	265,019
Coca-Cola FEMSA S.A.B. de CV unit	15,745	84,851
Fomento Economico Mexicano S.A.B. de CV unit	52,800	434,084
Gruma S.A.B. de CV Series B	6,055	71,099
Grupo Bimbo S.A.B. de CV Series A	41,600	123,135
Grupo Financiero Banorte S.A.B. de CV Series O	70,200	444,461
Industrias Penoles SA de CV (a)	2,610	33,467
Kimberly-Clark de Mexico SA de CV Series A	38,500	60,907

TOTAL MEXICO		1,579,215

Multi-National - 0.0%
HKT Trust/HKT Ltd. unit	110,000	149,296
Netherlands - 4.5%
AEGON NV	49,829	252,747
Akzo Nobel NV	5,252	603,610
ASML Holding NV (Netherlands)	11,282	9,171,141
CNH Industrial NV	27,734	478,663
ING Groep NV (Certificaten Van Aandelen)	105,302	1,597,316
JDE Peet's BV	1,289	37,535
Koninklijke Ahold Delhaize NV	28,363	922,316
Koninklijke DSM NV	4,739	1,035,670
Koninklijke KPN NV	93,071	278,090
Koninklijke Vopak NV	1,695	67,404
NN Group NV	7,690	411,768
Prosus NV	25,181	2,218,415
Prosus NV rights(a)(e)	25,181	4,075
Randstad NV	3,106	223,331
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)	2,964	211,785
Wolters Kluwer NV	7,193	753,681

TOTAL NETHERLANDS		18,267,547

New Zealand - 0.4%
Auckland International Airport Ltd. (a)	34,796	199,229
Fisher & Paykel Healthcare Corp.	15,660	350,237
Mercury Nz Ltd.	17,445	76,694
Meridian Energy Ltd.	30,079	107,558
Ryman Healthcare Group Ltd.	11,505	119,133
Spark New Zealand Ltd.	56,030	183,290
Xero Ltd. (a)	3,607	405,675

TOTAL NEW ZEALAND		1,441,816

Norway - 0.4%
DNB Bank ASA	25,396	603,643
Mowi ASA	11,979	346,839
Norsk Hydro ASA	35,026	257,282
Orkla ASA	21,003	204,265
Telenor ASA	17,536	276,806

TOTAL NORWAY		1,688,835

Philippines - 0.2%
Ayala Land, Inc.	225,000	156,355
Bank of the Philippine Islands (BPI)	46,202	79,534
Globe Telecom, Inc.	720	42,707
GT Capital Holdings, Inc.	2,220	24,833
JG Summit Holdings, Inc.	84,853	101,131
SM Investments Corp.	6,795	129,819
SM Prime Holdings, Inc.	266,100	174,380
Universal Robina Corp.	23,900	65,298

TOTAL PHILIPPINES		774,057

Poland - 0.3%
Bank Polska Kasa Opieki SA	4,802	158,576
CD Projekt RED SA	1,619	70,561
Cyfrowy Polsat SA	7,684	68,719
KGHM Polska Miedz SA (Bearer)	3,961	152,298
Orange Polska SA (a)	22,176	43,272
Polski Koncern Naftowy Orlen SA	8,572	184,905
Powszechna Kasa Oszczednosci Bank SA (a)	24,012	293,706
Powszechny Zaklad Ubezpieczen SA	14,611	146,123
Santander Bank Polska SA	930	86,365

TOTAL POLAND		1,204,525

Portugal - 0.1%
Galp Energia SGPS SA Class B	11,901	123,627
Jeronimo Martins SGPS SA	6,480	146,821

TOTAL PORTUGAL		270,448

Qatar - 0.2%
Ooredoo QSC	24,556	46,671
Qatar Fuel Co.	13,659	68,989
Qatar National Bank SAQ (a)	122,705	690,869
The Commercial Bank of Qatar (a)	52,618	88,299

TOTAL QATAR		894,828

Russia - 1.0%
Gazprom OAO	318,770	1,570,687
Lukoil PJSC	11,215	1,145,188
Mobile TeleSystems OJSC sponsored ADR	12,289	112,936
Moscow Exchange MICEX-RTS OAO	41,930	102,818
Novatek PJSC GDR (Reg. S)	2,455	622,343
Novolipetsk Steel OJSC	37,370	117,891
PhosAgro OJSC GDR (Reg. S)	3,560	85,155
Polyus PJSC	932	185,026

TOTAL RUSSIA		3,942,044

Saudi Arabia - 0.4%
Almarai Co. Ltd.	6,601	93,096
Bank Albilad (a)	9,494	106,814
Dr Sulaiman Al Habib Medical Services Group Co.	1,394	61,619
Saudi Arabian Mining Co. (a)	11,624	252,878
Saudi Basic Industries Corp.	24,426	840,053
The Savola Group	7,883	76,920

TOTAL SAUDI ARABIA		1,431,380

Singapore - 0.8%
BOC Aviation Ltd. Class A (b)	6,100	53,509
CapitaLand Investment Ltd. (a)	68,401	174,490
CapitaMall Trust	129,909	207,122
City Developments Ltd.	13,600	73,824
DBS Group Holdings Ltd.	49,251	1,151,564
Keppel Corp. Ltd.	37,100	148,015
Oversea-Chinese Banking Corp. Ltd.	92,200	806,793
Singapore Airlines Ltd. (a)	39,400	151,932
Singapore Exchange Ltd.	22,600	162,231
Singapore Telecommunications Ltd.	201,000	372,636
UOL Group Ltd.	17,300	92,754

TOTAL SINGAPORE		3,394,870

South Africa - 1.3%
Absa Group Ltd.	19,898	182,371
Anglo American Platinum Ltd.	1,480	149,541
Aspen Pharmacare Holdings Ltd.	10,575	168,404
Bid Corp. Ltd.	8,729	187,346
Bidvest Group Ltd./The	8,582	107,529
Capitec Bank Holdings Ltd.	2,211	247,050
Clicks Group Ltd.	6,936	126,614
Discovery Ltd. (a)	12,214	111,889
FirstRand Ltd.	136,799	519,523
Gold Fields Ltd.	24,337	226,145
Growthpoint Properties Ltd.	70,975	60,218
Impala Platinum Holdings Ltd.	21,749	281,483
Kumba Iron Ore Ltd.	1,863	56,616
MTN Group Ltd. (a)	45,868	411,326
MultiChoice Group Ltd.	9,946	79,093
Naspers Ltd. Class N	5,886	996,816
Nedbank Group Ltd.	10,625	120,968
Northam Platinum Holdings Ltd. (a)	9,902	148,287
Old Mutual Ltd.	122,016	124,532
Remgro Ltd.	11,917	105,033
Sanlam Ltd.	45,191	185,646
Shoprite Holdings Ltd.	14,219	168,943
Spar Group Ltd./The	6,264	79,958
Standard Bank Group Ltd.	32,361	286,917
Vodacom Group Ltd.	18,870	167,489
Woolworths Holdings Ltd.	26,177	92,386

TOTAL SOUTH AFRICA		5,392,123

Spain - 1.3%
Banco Bilbao Vizcaya Argentaria SA	179,672	1,257,368
CaixaBank SA	107,368	308,647
Iberdrola SA	159,889	1,889,758
Industria de Diseno Textil SA	29,431	1,062,855
Naturgy Energy Group SA	5,220	137,160
Red Electrica Corporacion SA	12,029	250,438
Repsol SA	39,718	508,730

TOTAL SPAIN		5,414,956

Sweden - 2.1%
Alfa Laval AB	8,579	367,315
ASSA ABLOY AB (B Shares)	27,168	797,182
Atlas Copco AB:
(A Shares)	17,219	1,106,363
(B Shares)	10,205	551,959
Boliden AB	7,513	264,985
Electrolux AB (B Shares)	5,804	131,719
Ericsson (B Shares)	79,062	862,994
Essity AB (B Shares)	16,728	541,108
Evolution AB (b)	4,580	740,864
H&M Hennes & Mauritz AB (B Shares)	19,926	373,601
Husqvarna AB (B Shares)	11,831	168,276
ICA Gruppen AB	2,585	133,645
Nibe Industrier AB (B Shares)	38,444	572,318
Sandvik AB	30,738	779,476
SKF AB (B Shares)	10,591	245,413
Svenska Cellulosa AB SCA (B Shares)	15,752	245,598
Tele2 AB (B Shares)	13,067	184,335
Telia Co. AB	75,722	297,977

TOTAL SWEDEN		8,365,128

Switzerland - 5.5%
ABB Ltd. (Reg.)	46,829	1,549,255
Adecco SA (Reg.)	4,245	213,595
Clariant AG (Reg.)	5,212	109,636
Coca-Cola HBC AG	5,609	194,438
Compagnie Financiere Richemont SA Series A	14,046	1,738,199
Geberit AG (Reg.)	999	779,910
Givaudan SA	250	1,176,551
Kuehne & Nagel International AG	1,474	464,126
Lindt & Spruengli AG	3	360,092
Lindt & Spruengli AG (participation certificate)	27	318,185
Lonza Group AG	2,007	1,645,319
Roche Holding AG (participation certificate)	18,913	7,326,786
SGS SA (Reg.)	154	455,474
Sika AG	3,831	1,297,084
Sonova Holding AG	1,472	608,189
Straumann Holding AG	277	575,419
Swiss Life Holding AG	870	477,569
Swiss Re Ltd.	8,215	795,301
Swisscom AG	712	387,572
Vifor Pharma AG	1,353	174,519
Zurich Insurance Group Ltd.	4,043	1,791,942

TOTAL SWITZERLAND		22,439,161

Taiwan - 6.0%
Acer, Inc.	72,000	67,229
ASE Technology Holding Co. Ltd.	89,000	317,937
AU Optronics Corp.	223,000	153,050
Cathay Financial Holding Co. Ltd.	213,547	445,577
Cheng Shin Rubber Industry Co. Ltd.	41,000	50,210
China Steel Corp.	318,000	383,724
Chunghwa Telecom Co. Ltd.	103,000	408,194
Compal Electronics, Inc.	113,000	99,222
CTBC Financial Holding Co. Ltd.	502,000	418,258
Delta Electronics, Inc.	53,000	466,331
E.SUN Financial Holdings Co. Ltd.	322,638	307,633
ECLAT Textile Co. Ltd.	5,000	108,996
Evergreen Marine Corp. (Taiwan)	67,894	242,609
Far Eastern New Century Corp.	78,000	81,516
Far EasTone Telecommunications Co. Ltd.	41,000	90,113
Feng Tay Enterprise Co. Ltd.	12,000	93,087
First Financial Holding Co. Ltd.	280,437	230,634
Fubon Financial Holding Co. Ltd.	209,756	554,428
HIWIN Technologies Corp.	7,500	83,229
Hotai Motor Co. Ltd.	8,000	175,830
Hua Nan Financial Holdings Co. Ltd.	226,382	165,447
Innolux Corp.	240,000	143,940
Inventec Corp.	72,000	68,651
Lite-On Technology Corp.	58,000	127,685
MediaTek, Inc.	41,000	1,344,335
Mega Financial Holding Co. Ltd.	293,000	351,453
Nan Ya Plastics Corp.	141,000	430,925
Nien Made Enterprise Co. Ltd.	5,000	68,594
Oneness Biotech Co. Ltd. (a)	7,000	65,865
President Chain Store Corp.	15,000	151,374
Ruentex Development Co. Ltd.	32,440	82,600
Sinopac Holdings Co.	260,720	132,490
Taishin Financial Holdings Co. Ltd.	279,381	183,110
Taiwan Cement Corp.	136,000	235,662
Taiwan High Speed Rail Corp.	56,000	58,423
Taiwan Mobile Co. Ltd.	43,000	151,492
Taiwan Semiconductor Manufacturing Co. Ltd.	663,000	14,050,623
The Shanghai Commercial & Savings Bank Ltd.	99,000	156,437
Uni-President Enterprises Corp.	131,000	313,327
United Microelectronics Corp.	319,000	661,368
Wan Hai Lines Ltd.	16,400	94,236
Wistron Corp.	81,264	85,218
Yageo Corp.	10,000	155,863
Yang Ming Marine Transport Corp. (a)	43,000	149,021
Yuanta Financial Holding Co. Ltd.	253,280	224,673

TOTAL TAIWAN		24,430,619

Thailand - 0.6%
Advanced Info Service PCL (For. Reg.)	17,300	98,544
Advanced Information Service PCL NVDR	11,900	67,785
Airports of Thailand PCL:
(depositary receipt)	54,500	105,945
(For. Reg.)	55,400	107,694
Asset World Corp. PCL NVDR (a)	162,000	22,264
B. Grimm Power PCL:
unit	7,400	9,479
(For. Reg.)	13,000	16,652
Bangkok Dusit Medical Services PCL:
unit	190,400	134,852
(For. Reg.)	131,200	92,923
Berli Jucker PCL unit	54,000	54,928
BTS Group Holdings PCL:
unit	105,500	30,365
warrants 11/7/24 (a)	10,823	108
warrants 11/7/24 (a)	10,550	106
warrants 11/20/26 (a)	21,646	105
warrants 11/20/26 (a)	21,100	103
(For. Reg.)	108,233	31,152
Bumrungrad Hospital PCL:
NVDR	15,200	66,655
(For. Reg.)	6,200	27,188
Central Pattana PCL:
unit	24,000	42,857
(For. Reg.)	31,400	56,071
Charoen Pokphand Foods PCL:
(For. Reg.)	53,600	40,790
(NVDR)	31,100	23,667
CP ALL PCL:
unit	63,300	122,098
(For. Reg.)	85,500	164,919
Energy Absolute PCL:
unit	15,400	30,401
(For. Reg.)	20,900	41,258
Gulf Energy Development PCL:
unit	27,400	35,716
(For. Reg.)	43,300	56,441
Home Product Center PCL:
unit	63,800	28,074
(For. Reg.)	78,800	34,674
Indorama Ventures PCL:
unit	16,200	20,506
(For. Reg.)	25,100	31,772
Intouch Holdings PCL:
(For. Reg.)	6,200	14,061
NVDR	21,900	49,668
Land & House PCL:
NVDR	99,300	25,289
(For. Reg.)	123,700	31,503
Minor International PCL:
unit (a)	29,068	28,691
warrants 2/15/24 (a)	1,424	173
warrants 2/15/24 (a)	878	107
(For. Reg.) (a)	48,599	47,969
Muangthai Leasing PCL	10,200	18,599
Muangthai Leasing PCL unit	12,000	21,881
Osotspa PCL unit	53,400	52,708
PTT Exploration and Production PCL:
(For. Reg.)	20,200	71,534
NVDR	10,800	38,246
PTT Global Chemical PCL:
(For. Reg.)	30,600	57,871
NVDR	26,700	50,495
Siam Cement PCL:
(For. Reg.)	11,200	133,333
NVDR	8,800	104,762
Siam Commercial Bank PCL:
(For. Reg.)	11,400	43,291
(NVDR)	8,400	31,899
Sri Trang Gloves Thailand PCL NVDR	21,400	19,671
Thai Oil PCL:
(For. Reg.)	17,300	29,068
NVDR	5,100	8,569
Thai Union Frozen Products PCL:
(For. Reg.)	42,700	26,897
NVDR	64,800	40,817
True Corp. PCL:
unit	96,900	11,857
(For. Reg.)	156,800	19,187

TOTAL THAILAND		2,574,238

Turkey - 0.1%
Koc Holding A/S	21,267	52,161
Turkcell Iletisim Hizmet A/S	26,059	41,444
Turkiye Garanti Bankasi A/S	67,462	69,118
Turkiye Is Bankasi A/S Series C	54,597	31,972

TOTAL TURKEY		194,695

United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	73,616	166,346
Aldar Properties PJSC (a)	101,784	111,950
Emirates NBD Bank PJSC	69,328	263,296
Emirates Telecommunications Corp.	47,967	334,306
First Abu Dhabi Bank PJSC	117,964	572,293

TOTAL UNITED ARAB EMIRATES		1,448,191

United Kingdom - 7.4%
Abrdn PLC	51,867	180,296
Antofagasta PLC	10,696	208,665
Ashtead Group PLC	12,058	1,010,581
Associated British Foods PLC	8,436	206,426
AstraZeneca PLC (United Kingdom)	41,704	5,217,226
Barratt Developments PLC	28,909	262,305
Berkeley Group Holdings PLC	2,777	165,510
British Land Co. PLC	24,758	167,481
BT Group PLC (a)	226,960	431,432
Burberry Group PLC	10,961	289,363
Compass Group PLC (a)	48,249	1,023,874
Croda International PLC	3,791	490,697
GlaxoSmithKline PLC	135,917	2,821,750
Informa PLC (a)	41,148	292,490
InterContinental Hotel Group PLC (a)	5,073	355,349
Intertek Group PLC	4,407	295,227
J Sainsbury PLC	45,672	187,138
JD Sports Fashion PLC	14,044	209,113
Johnson Matthey PLC	5,097	190,640
Kingfisher PLC	58,214	267,179
Legal & General Group PLC	161,251	637,545
Lloyds Banking Group PLC	1,915,879	1,311,191
Mondi PLC	8,274	206,159
Mondi PLC	4,005	100,029
National Grid PLC	96,091	1,230,307
Next PLC	3,622	394,866
NMC Health PLC (a)	987	188
Reckitt Benckiser Group PLC	19,273	1,564,636
RELX PLC (London Stock Exchange)	51,873	1,607,232
Rentokil Initial PLC	50,635	407,741
Schroders PLC	3,247	160,861
Segro PLC	32,531	575,425
Spirax-Sarco Engineering PLC	2,008	428,833
St. James's Place Capital PLC	14,054	303,795
Standard Chartered PLC (United Kingdom)	72,444	490,660
Taylor Wimpey PLC	91,422	193,366
Tesco PLC	208,479	769,760
Unilever PLC	70,611	3,780,646
Vodafone Group PLC	756,920	1,115,588
Whitbread PLC (a)	5,655	253,070

TOTAL UNITED KINGDOM		29,804,640

United States of America - 0.4%
Coca-Cola European Partners PLC	5,570	293,261
Li Auto, Inc. ADR (a)	14,663	478,454
Yum China Holdings, Inc.	11,427	652,253

TOTAL UNITED STATES OF AMERICA		1,423,968

TOTAL COMMON STOCKS
(Cost $343,095,429)		386,038,927

Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.1%
Banco Bradesco SA (PN)	123,578	435,735
Companhia Energetica de Minas Gerais (CEMIG) (PN)	28,453	64,934

TOTAL BRAZIL		500,669

Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B) (a)	3,735	202,842
Colombia - 0.0%
Bancolombia SA (PN)	11,376	102,107
Germany - 0.1%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	1,884	160,294
Henkel AG & Co. KGaA	4,512	403,604

TOTAL GERMANY		563,898

Korea (South) - 0.1%
AMOREPACIFIC Corp.	196	12,011
LG Chemical Ltd.	382	124,836
LG Household & Health Care Ltd.	60	30,647

TOTAL KOREA (SOUTH)		167,494

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,740,694)		1,537,010

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.06% (f)	10,906,780	10,908,961
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	154,895	154,910
TOTAL MONEY MARKET FUNDS
(Cost $11,063,871)		11,063,871
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $355,899,994)		398,639,808
NET OTHER ASSETS (LIABILITIES) - 1.5%		5,968,278
NET ASSETS - 100%		$404,608,086

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	74	Dec. 2021	$8,656,520	$134,024	$134,024
ICE MSCI Emerging Markets Index Contracts (United States)	64	Dec. 2021	4,038,400	1,613	1,613
TME S&P/TSX 60 Index Contracts (Canada)	5	Dec. 2021	1,018,504	22,742	22,742
TOTAL FUTURES CONTRACTS					$158,379

The notional amount of futures purchased as a percentage of Net Assets is 3.4%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,281,411 or 2.3% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$3,919,026	$175,251,978	$168,261,846	$6,517	$(197)	$--	$10,908,961	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	9,900	4,388,574	4,243,564	55,076	--	--	154,910	0.0%
Total	$3,928,926	$179,640,552	$172,505,410	$61,593	$(197)	$--	$11,063,871

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$26,472,102	$7,653,853	$18,751,847	$66,402
Consumer Discretionary	53,483,892	22,058,433	31,425,459	--
Consumer Staples	29,033,485	13,565,271	15,468,214	--
Energy	16,726,898	10,117,147	6,609,749	2
Financials	73,313,202	53,309,047	20,004,155	--
Health Care	39,747,806	10,976,113	28,771,693	--
Industrials	46,111,243	27,240,746	18,870,497	--
Information Technology	52,143,569	10,414,526	41,729,043	--
Materials	31,271,288	19,654,622	11,616,666	--
Real Estate	9,189,518	6,922,006	2,267,512	--
Utilities	10,082,934	4,276,281	5,806,653	--
Money Market Funds	11,063,871	11,063,871	--	--
Total Investments in Securities:	$398,639,808	$197,251,916	$201,321,488	$66,404
Derivative Instruments:
Assets
Futures Contracts	$158,379	$158,379	$--	$--
Total Assets	$158,379	$158,379	$--	$--
Total Derivative Instruments:	$158,379	$158,379	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$158,379	$0
Total Equity Risk	158,379	0
Total Value of Derivatives	$158,379	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $130,620) — See accompanying schedule: Unaffiliated issuers (cost $344,836,123)	$387,575,937
Fidelity Central Funds (cost $11,063,871)	11,063,871
Total Investment in Securities (cost $355,899,994)		$398,639,808
Segregated cash with brokers for derivative instruments		710,540
Foreign currency held at value (cost $1,513,217)		1,507,859
Receivable for investments sold		254,679
Receivable for fund shares sold		3,475,019
Dividends receivable		611,687
Reclaims receivable		238,174
Distributions receivable from Fidelity Central Funds		888
Other receivables		369
Total assets		405,439,023
Liabilities
Payable for investments purchased on a delayed delivery basis	$4,075
Payable for fund shares redeemed	45,046
Accrued management fee	65,503
Payable for daily variation margin on futures contracts	113,258
Other payables and accrued expenses	448,145
Collateral on securities loaned	154,910
Total liabilities		830,937
Net Assets		$404,608,086
Net Assets consist of:
Paid in capital		$358,015,951
Total accumulated earnings (loss)		46,592,135
Net Assets		$404,608,086
Net Asset Value, offering price and redemption price per share ($404,608,086 ÷ 29,740,036 shares)		$13.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$7,609,090
Non-Cash dividends		939,754
Interest		9
Income from Fidelity Central Funds (including $55,076 from security lending)		61,593
Income before foreign taxes withheld		8,610,446
Less foreign taxes withheld		(982,346)
Total income		7,628,100
Expenses
Management fee	$613,099
Independent trustees' fees and expenses	835
Total expenses before reductions	613,934
Expense reductions	(2)
Total expenses after reductions		613,932
Net investment income (loss)		7,014,168
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $20,850)	1,320,383
Fidelity Central Funds	(197)
Foreign currency transactions	(62,806)
Futures contracts	1,378,883
Total net realized gain (loss)		2,636,263
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $360,817)	39,358,977
Assets and liabilities in foreign currencies	(17,979)
Futures contracts	254,392
Total change in net unrealized appreciation (depreciation)		39,595,390
Net gain (loss)		42,231,653
Net increase (decrease) in net assets resulting from operations		$49,245,821

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,014,168	$2,361,333
Net realized gain (loss)	2,636,263	(3,276,994)
Change in net unrealized appreciation (depreciation)	39,595,390	506,411
Net increase (decrease) in net assets resulting from operations	49,245,821	(409,250)
Distributions to shareholders	(2,202,031)	(1,690,713)
Share transactions
Proceeds from sales of shares	254,390,236	113,297,249
Reinvestment of distributions	1,989,394	1,508,542
Cost of shares redeemed	(48,683,263)	(34,712,551)
Net increase (decrease) in net assets resulting from share transactions	207,696,367	80,093,240
Total increase (decrease) in net assets	254,740,157	77,993,277
Net Assets
Beginning of period	149,867,929	71,874,652
End of period	$404,608,086	$149,867,929
Other Information
Shares
Sold	19,388,313	10,592,608
Issued in reinvestment of distributions	162,399	138,780
Redeemed	(3,675,014)	(3,466,902)
Net increase (decrease)	15,875,698	7,264,486

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Sustainability Index Fund

Years ended October 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.81	$10.89	$9.87	$10.96	$10.00
Income from Investment Operations
Net investment income (loss)B	.30	.24	.32C	.29	.11
Net realized and unrealized gain (loss)	2.63	(.08)	.91	(1.24)	.85
Total from investment operations	2.93	.16	1.23	(.95)	.96
Distributions from net investment income	(.14)	(.24)	(.21)	(.09)	–
Distributions from net realized gain	–	–	–	(.05)	–
Total distributions	(.14)	(.24)	(.21)	(.14)	–
Net asset value, end of period	$13.60	$10.81	$10.89	$9.87	$10.96
Total ReturnD,E	27.27%	1.48%	12.81%	(8.77)%	9.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	.20%	.20%	.20%	.20%	.20%H
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%H
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%H
Net investment income (loss)	2.28%	2.25%	3.14%C	2.70%	2.25%H
Supplemental Data
Net assets, end of period (000 omitted)	$404,608	$149,868	$71,875	$3,810	$1,968
Portfolio turnover rateI	19%	11%	17%	10%	4%J

 A For the period May 9, 2017 (commencement of operations) through October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 2.73%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity International Sustainability Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%.

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$61,527,749
Gross unrealized depreciation	(21,155,410)
Net unrealized appreciation (depreciation)	$40,372,339
Tax Cost	$358,290,211

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,873,378
Capital loss carryforward	$(198,918)
Net unrealized appreciation (depreciation) on securities and other investments	$40,359,499

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(198,918)
Total capital loss carryforward	$(198,918)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$2,202,031	$ 1,690,713

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Sustainability Index Fund	256,450,974	54,133,795

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Sustainability Index Fund	$2,507	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity International Sustainability Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Sustainability Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 9, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 9, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity International Sustainability Index Fund	.20%
Actual		$1,000.00	$1,023.30	$1.02
Hypothetical-C		$1,000.00	$1,024.20	$1.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 97% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1593 and $0.0173 for the dividend paid December 14, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Sustainability Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. No performance peer group information was considered by the Board due to the fact that the peer group does not distinguish between passively-managed and actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board considered that effective August 1, 2019, the fund's management fee rate was increased from 0.17% to 0.20%, but that the fund no longer paid operating expenses under separate agreements. The Board considered that the chart below reflects the fund's higher management fee rate for 2019, as if the higher fee rate were in effect for the entire year.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and below the median of its ASPG for 2020. The Board considered that the fund has a unitary fee that covers expenses beyond portfolio management, whereas the majority of funds within this group do not have unitary or all-inclusive fees. The Board further considered that when compared to the total expenses of its load-type competitors, the fund ranks below median.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for 2020.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ISY-ANN-1221
1.9883818.104

Fidelity® SAI International Value Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI International Value Index Fund	42.33%	1.96%

 A From December 19, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Value Index Fund on December 19, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Value Focus Index℠ and the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$10,781	Fidelity® SAI International Value Index Fund
$10,972	Fidelity International Value Focus Index℠
$12,794	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 42.33%, roughly in line with the 43.04% advance of the benchmark Fidelity International Value Focus Index (Net). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, the U.K., Europe ex U.K. and Japan notably contributed. By sector, financials gained about 63% and helped most, driven by the banks industry (+64%). Industrials, which gained 44%, also helped, benefiting from the capital goods industry (+42%). Consumer discretionary advanced roughly 51%, lifted by the automobiles & components industry (+53%). The materials sector rose about 43%, energy gained 90%, and information technology advanced 45%. Other notable contributors included the consumer staples (+29%), communication services (+29%), health care (+16%), real estate (+31%), and utilities (+18%) sectors. The biggest individual contributor was TotalEnergies (+77%), from the energy sector. Daimler, within the automobiles & components segment, advanced roughly 95% and lifted the fund. In banks, BNP Paribas (+99%) and ING Group (+104%) helped. Another contributor was BHP (+40%), a stock in the materials sector. In contrast, the biggest individual detractor was Rio Tinto (+18%), from the materials sector, followed by Takeda Pharmaceutical (-18%), which is in the pharmaceuticals, biotechnology & life sciences industry. Within telecommunication services, SoftBank Group returned about -10% and hurt. Other detractors were Ericsson (-7%), a stock in the technology hardware & equipment group, and AGL Energy (-49%), from the utilities sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	25.9%
United Kingdom	16.8%
France	16.1%
Germany	8.9%
Switzerland	4.8%
Netherlands	4.0%
Sweden	3.6%
Australia	3.6%
Italy	2.6%
Other*	13.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Total SA (France, Oil, Gas & Consumable Fuels)	2.7
Sanofi SA (France, Pharmaceuticals)	2.7
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.4
Daimler AG (Germany) (Germany, Automobiles)	2.2
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.2
BNP Paribas SA (France, Banks)	2.1
SoftBank Group Corp. (Japan, Wireless Telecommunication Services)	1.9
UBS Group AG (Switzerland, Capital Markets)	1.8
Rio Tinto PLC (United Kingdom, Metals & Mining)	1.8
BHP Group Ltd. (Australia, Metals & Mining)	1.8
21.6

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	18.8
Industrials	15.6
Consumer Discretionary	12.2
Health Care	10.2
Materials	9.3
Consumer Staples	7.5
Information Technology	7.5
Communication Services	6.2
Energy	5.4
Utilities	4.4

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 3.6%
Aurizon Holdings Ltd.	2,993,339	$7,588,361
Bendigo & Adelaide Bank Ltd.	888,643	6,183,456
BHP Group Ltd.	3,847,950	105,691,613
BlueScope Steel Ltd.	819,286	12,708,269
Downer EDI Ltd.	1,132,560	5,367,400
Fortescue Metals Group Ltd.	2,753,845	28,857,108
JB Hi-Fi Ltd.	186,822	7,095,706
Rio Tinto Ltd.	603,669	41,001,592

TOTAL AUSTRALIA		214,493,505

Austria - 0.5%
OMV AG	234,172	14,184,828
Raiffeisen International Bank-Holding AG	219,317	6,414,320
Voestalpine AG	180,020	6,834,106

TOTAL AUSTRIA		27,433,254

Belgium - 1.5%
Ageas	295,124	14,362,977
Anheuser-Busch InBev SA NV	1,262,891	77,247,550

TOTAL BELGIUM		91,610,527

Bermuda - 0.4%
Jardine Matheson Holdings Ltd.	410,733	23,793,763
Cayman Islands - 0.9%
ASM Pacific Technology Ltd.	501,000	5,412,126
CK Asset Holdings Ltd.	3,199,500	19,759,138
CK Hutchison Holdings Ltd.	4,380,500	29,473,578

TOTAL CAYMAN ISLANDS		54,644,842

Denmark - 1.0%
A.P. Moller - Maersk A/S Series B	14,260	41,324,742
Danske Bank A/S	1,107,643	18,744,728

TOTAL DENMARK		60,069,470

Finland - 1.3%
Fortum Corp.	707,823	21,028,855
Nokia Corp. (a)	8,767,925	50,323,596
TietoEVRY Oyj	171,395	5,250,514

TOTAL FINLAND		76,602,965

France - 16.1%
Atos Origin SA	160,983	8,370,614
BNP Paribas SA	1,869,821	125,160,643
Bouygues SA	353,289	14,294,073
Capgemini SA	255,264	59,400,648
Carrefour SA	1,025,346	18,555,871
Compagnie de St. Gobain	866,042	59,767,777
Compagnie Generale des Etablissements Michelin SCA Series B	290,032	45,598,110
Credit Agricole SA	2,262,698	34,137,264
Eiffage SA	133,835	13,763,292
Elis SA (a)	313,376	5,937,485
ENGIE	2,890,978	41,092,870
Faurecia SA	211,005	10,988,676
Ipsen SA	65,424	6,761,335
Orange SA	3,071,293	33,492,311
Publicis Groupe SA	374,047	25,053,159
Renault SA (a)	336,631	12,086,857
Rexel SA	387,779	7,692,357
Rubis SCA	158,932	5,087,356
Sanofi SA	1,590,166	159,722,917
SPIE SA	236,981	5,752,951
Total SA	3,251,770	162,832,264
Valeo SA	373,425	10,934,437
VINCI SA	758,892	81,034,276
Vivendi SA	1,315,661	16,935,267

TOTAL FRANCE		964,452,810

Germany - 8.9%
Bayer AG	1,597,611	90,037,663
Bayerische Motoren Werke AG (BMW)	593,664	59,870,682
Continental AG (a)	175,634	20,649,546
Daimler AG (Germany)	1,357,014	134,501,040
Deutsche Bank AG (a)	3,360,972	43,305,372
Deutsche Telekom AG	1,458,972	27,132,730
Fresenius Medical Care AG & Co. KGaA	323,981	21,521,769
Fresenius SE & Co. KGaA	672,013	30,502,899
HeidelbergCement AG	238,770	17,980,563
Lanxess AG	142,207	9,577,437
LEG Immobilien AG	118,452	17,616,110
ProSiebenSat.1 Media AG	333,435	5,583,256
Rheinmetall AG	70,835	6,865,260
RWE AG	1,099,664	42,293,210
Uniper SE	148,780	6,571,726

TOTAL GERMANY		534,009,263

Hong Kong - 1.1%
BOC Hong Kong (Holdings) Ltd.	5,845,500	18,557,143
Henderson Land Development Co. Ltd.	2,125,930	8,901,658
Sino Land Ltd.	5,050,000	6,633,378
Sun Hung Kai Properties Ltd.	2,497,500	33,112,691

TOTAL HONG KONG		67,204,870

Ireland - 0.2%
DCC PLC (United Kingdom)	164,789	13,770,372
Italy - 2.6%
A2A SpA	2,547,353	5,353,537
Enel SpA	5,451,269	45,636,874
Hera SpA	1,308,030	5,348,236
Intesa Sanpaolo SpA	27,805,955	79,029,496
Italgas SpA	789,487	5,010,432
Leonardo SpA (a)	658,128	4,821,925
Telecom Italia SpA	26,558,530	9,474,765

TOTAL ITALY		154,675,265

Japan - 25.9%
Aisin Seiki Co. Ltd.	297,100	10,871,713
Brother Industries Ltd.	426,400	8,243,992
Canon, Inc.	1,691,800	38,470,472
Chubu Electric Power Co., Inc.	1,171,000	12,121,183
ENEOS Holdings, Inc.	5,253,100	21,181,816
FUJIFILM Holdings Corp.	554,800	42,873,513
Fukuoka Financial Group, Inc.	310,800	5,583,624
Hitachi Ltd.	1,367,400	78,795,826
Honda Motor Co. Ltd.	2,798,400	82,770,691
Idemitsu Kosan Co. Ltd.	402,000	10,979,547
Iida Group Holdings Co. Ltd.	292,100	7,201,584
INPEX Corp.	1,759,700	14,674,705
Isuzu Motors Ltd.	1,011,400	13,606,169
Itochu Corp.	2,422,700	69,097,506
Japan Post Holdings Co. Ltd.	1,960,700	15,065,834
Japan Post Insurance Co. Ltd.	329,400	5,344,415
Japan Tobacco, Inc.	1,788,800	35,116,243
Kajima Corp.	808,100	9,949,944
Kyocera Corp.	571,100	33,436,167
Marubeni Corp.	2,827,100	23,988,853
Mazda Motor Corp. (a)	976,100	8,779,309
Medipal Holdings Corp.	342,000	6,187,543
Mitsubishi Corp.	2,416,100	76,827,088
Mitsubishi Electric Corp.	3,481,400	46,753,256
Mitsubishi UFJ Financial Group, Inc.	7,075,400	38,797,944
Mitsui & Co. Ltd.	2,670,800	61,119,960
Mizuho Financial Group, Inc.	4,129,300	54,498,410
NEC Corp.	443,700	22,718,345
NH Foods Ltd.	167,400	5,887,070
Nippon Yusen KK	275,700	19,866,191
Nissan Motor Co. Ltd. (a)	3,912,320	19,913,165
Obayashi Corp.	1,173,300	9,905,283
Oji Holdings Corp.	1,599,100	7,926,319
Osaka Gas Co. Ltd.	677,600	10,921,547
Otsuka Holdings Co. Ltd.	447,900	17,714,123
Panasonic Corp.	3,790,900	46,878,399
Resona Holdings, Inc.	3,942,000	14,808,516
Ricoh Co. Ltd.	1,211,400	11,796,420
Seiko Epson Corp.	506,900	9,025,897
Sekisui House Ltd.	1,057,800	21,992,490
SHIMIZU Corp.	1,137,800	8,336,483
SoftBank Group Corp.	2,045,400	110,732,648
Sojitz Corp.	350,100	5,776,317
Stanley Electric Co. Ltd.	245,360	6,184,350
Subaru Corp.	1,000,700	19,628,524
Sumitomo Chemical Co. Ltd.	2,692,100	13,262,132
Sumitomo Corp.	2,035,000	28,998,069
Sumitomo Electric Industries Ltd.	1,291,100	17,136,597
Sumitomo Forestry Co. Ltd.	307,600	5,875,453
Sumitomo Heavy Industries Ltd.	199,900	5,146,527
Sumitomo Mitsui Financial Group, Inc.	2,235,000	72,524,983
Sumitomo Mitsui Trust Holdings, Inc.	608,500	20,015,912
Suzuki Motor Corp.	798,700	35,619,544
Taisei Corp.	335,900	10,540,254
Takeda Pharmaceutical Co. Ltd.	2,573,000	72,213,384
TDK Corp.	632,200	22,982,360
Tokyo Gas Co. Ltd.	666,900	11,572,676
Toppan, Inc.	568,700	9,180,034
Tosoh Corp.	527,100	8,876,904
Yamaha Motor Co. Ltd.	511,000	14,243,521

TOTAL JAPAN		1,550,537,744

Luxembourg - 0.9%
ArcelorMittal SA (Netherlands)	1,091,706	37,008,506
Aroundtown SA	1,574,685	10,940,219
SES SA (France) (depositary receipt)	623,577	5,599,602

TOTAL LUXEMBOURG		53,548,327

Netherlands - 4.0%
AEGON NV	2,293,652	11,634,075
ASR Nederland NV	224,507	10,500,588
Koninklijke Ahold Delhaize NV	1,700,551	55,298,994
NN Group NV	516,931	27,679,546
Randstad NV	203,424	14,626,837
Signify NV (b)	208,712	10,097,194
Stellantis NV (Italy)	3,615,703	72,100,734
STMicroelectronics NV (Italy)	766,628	36,385,037

TOTAL NETHERLANDS		238,323,005

New Zealand - 0.1%
Fletcher Building Ltd.	1,335,352	6,861,068
Norway - 0.2%
Orkla ASA	1,221,390	11,878,621
Singapore - 2.1%
DBS Group Holdings Ltd.	566,940	13,255,927
Oversea-Chinese Banking Corp. Ltd.	6,525,386	57,100,152
United Overseas Bank Ltd.	2,508,800	49,766,704
Venture Corp. Ltd.	439,300	6,127,722

TOTAL SINGAPORE		126,250,505

Spain - 2.2%
ACS Actividades de Construccion y Servicios SA	439,525	11,498,097
CaixaBank SA	7,078,409	20,348,060
Enagas SA	404,744	9,079,290
Endesa SA	516,520	11,909,102
Red Electrica Corporacion SA	701,825	14,611,688
Repsol SA	2,285,132	29,269,200
Telefonica SA	8,710,132	37,833,878

TOTAL SPAIN		134,549,315

Sweden - 3.6%
Boliden AB	443,457	15,640,792
Electrolux AB (B Shares)	410,795	9,322,770
Ericsson (B Shares)	4,696,529	51,264,527
ICA Gruppen AB	150,020	7,756,041
Kinnevik AB (B Shares) (a)	409,059	16,035,132
Securitas AB (B Shares)	526,174	8,700,129
Skanska AB (B Shares)	650,833	16,520,912
SKF AB (B Shares)	611,878	14,178,356
SSAB Svenskt Stal AB (A Shares) (a)	1,254,463	7,142,902
Trelleborg AB (B Shares)	394,469	9,009,676
Volvo AB (B Shares)	2,575,458	59,954,071

TOTAL SWEDEN		215,525,308

Switzerland - 4.8%
ams AG (a)	446,047	8,812,790
Credit Suisse Group AG	4,095,096	42,596,008
Holcim Ltd.	841,360	42,003,676
Logitech International SA (Reg.)	281,505	23,434,154
Novartis AG	732,272	60,568,221
UBS Group AG	6,020,854	109,455,128

TOTAL SWITZERLAND		286,869,977

United Kingdom - 16.8%
3i Group PLC	1,582,606	29,542,541
Abrdn PLC	3,546,276	12,327,270
Anglo American PLC (United Kingdom)	100,637	3,828,534
Associated British Foods PLC	579,337	14,176,187
Aviva PLC	6,389,602	34,514,501
Barclays PLC	25,918,468	71,521,363
Barratt Developments PLC	1,657,609	15,040,293
BHP Group PLC	3,434,636	90,714,087
British American Tobacco PLC (United Kingdom)	3,715,245	129,232,588
BT Group PLC (a)	14,264,880	27,116,338
Centrica PLC (a)	9,562,618	7,894,031
GlaxoSmithKline PLC	6,885,865	142,956,270
Imperial Brands PLC	1,543,901	32,581,006
J Sainsbury PLC	2,843,761	11,652,136
Kingfisher PLC	3,433,716	15,759,356
M&G PLC	4,227,949	11,560,747
Marks & Spencer Group PLC (a)	3,184,252	8,000,936
Phoenix Group Holdings PLC	1,381,443	12,413,508
Rio Tinto PLC	1,735,760	108,227,167
Royal Dutch Shell PLC Class A (United Kingdom)	2,853,534	65,371,268
Royal Mail PLC	1,284,692	7,393,085
Standard Chartered PLC (United Kingdom)	4,191,347	28,387,800
Tate & Lyle PLC	761,818	6,758,043
Tesco PLC	12,504,752	46,170,879
Vistry Group PLC	361,491	6,035,566
Vodafone Group PLC	43,581,409	64,232,567

TOTAL UNITED KINGDOM		1,003,408,067

TOTAL COMMON STOCKS
(Cost $5,602,707,153)		5,910,512,843

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.06% (c)
(Cost $45,610,810)	45,601,690	45,610,810
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $5,648,317,963)		5,956,123,653
NET OTHER ASSETS (LIABILITIES) - 0.5%		28,925,797
NET ASSETS - 100%		$5,985,049,450

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	636	Dec. 2021	$74,399,280	$734,154	$734,154

The notional amount of futures purchased as a percentage of Net Assets is 1.2%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,097,194 or 0.2% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,325,850	$2,130,397,906	$2,086,112,946	$33,844	$--	$--	$45,610,810	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	4,085,287	235,444,545	239,529,832	243,044	--	--	--	0.0%
Total	$5,411,137	$2,365,842,451	$2,325,642,778	$276,888	$--	$--	$45,610,810

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$363,186,521	$80,287,622	$282,898,899	$--
Consumer Discretionary	738,686,218	345,977,697	392,708,521	--
Consumer Staples	452,311,229	158,656,899	293,654,330	--
Energy	318,493,628	14,184,828	304,308,800	--
Financials	1,131,174,087	520,107,540	611,066,547	--
Health Care	608,186,124	37,264,234	570,921,890	--
Industrials	944,368,628	378,994,518	565,374,110	--
Information Technology	444,328,894	116,808,568	327,520,326	--
Materials	557,281,707	200,774,388	356,507,319	--
Real Estate	96,963,194	54,948,845	42,014,349	--
Utilities	255,532,613	175,280,333	80,252,280	--
Money Market Funds	45,610,810	45,610,810	--	--
Total Investments in Securities:	$5,956,123,653	$2,128,896,282	$3,827,227,371	$--
Derivative Instruments:
Assets
Futures Contracts	$734,154	$734,154	$--	$--
Total Assets	$734,154	$734,154	$--	$--
Total Derivative Instruments:	$734,154	$734,154	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$734,154	$0
Total Equity Risk	734,154	0
Total Value of Derivatives	$734,154	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,602,707,153)	$5,910,512,843
Fidelity Central Funds (cost $45,610,810)	45,610,810
Total Investment in Securities (cost $5,648,317,963)		$5,956,123,653
Segregated cash with brokers for derivative instruments		3,835,347
Foreign currency held at value (cost $167,452)		167,496
Receivable for fund shares sold		247,491
Dividends receivable		23,413,148
Reclaims receivable		3,288,143
Distributions receivable from Fidelity Central Funds		2,668
Prepaid expenses		7,363
Other receivables		2,431
Total assets		5,987,087,740
Liabilities
Payable for fund shares redeemed	$287,139
Accrued management fee	747,388
Accrued custodian fees and expenses	229,131
Accrued registration fees	291,736
Payable for daily variation margin on futures contracts	439,954
Other payables and accrued expenses	42,942
Total liabilities		2,038,290
Net Assets		$5,985,049,450
Net Assets consist of:
Paid in capital		$5,333,789,640
Total accumulated earnings (loss)		651,259,810
Net Assets		$5,985,049,450
Net Asset Value, offering price and redemption price per share ($5,985,049,450 ÷ 596,590,340 shares)		$10.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends:
Unaffiliated issuers		$212,308,692
Interest		3,756
Income from Fidelity Central Funds (including $243,044 from security lending)		276,888
Income before foreign taxes withheld		212,589,336
Less foreign taxes withheld		(20,360,404)
Total income		192,228,932
Expenses
Management fee	$7,159,039
Custodian fees and expenses	418,585
Independent trustees' fees and expenses	13,036
Registration fees	321,948
Audit	54,302
Legal	4,904
Interest	1,380
Miscellaneous	15,222
Total expenses		7,988,416
Net investment income (loss)		184,240,516
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	286,386,871
Foreign currency transactions	127,280
Futures contracts	14,348,044
Total net realized gain (loss)		300,862,195
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	590,602,847
Assets and liabilities in foreign currencies	(411,662)
Futures contracts	1,246,831
Total change in net unrealized appreciation (depreciation)		591,438,016
Net gain (loss)		892,300,211
Net increase (decrease) in net assets resulting from operations		$1,076,540,727

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$184,240,516	$44,551,305
Net realized gain (loss)	300,862,195	(107,240,690)
Change in net unrealized appreciation (depreciation)	591,438,016	(251,407,761)
Net increase (decrease) in net assets resulting from operations	1,076,540,727	(314,097,146)
Distributions to shareholders	(51,993,306)	(36,928,070)
Share transactions
Proceeds from sales of shares	2,803,272,597	1,592,051,086
Reinvestment of distributions	51,615,891	36,648,189
Cost of shares redeemed	(152,783,351)	(55,809,660)
Net increase (decrease) in net assets resulting from share transactions	2,702,105,137	1,572,889,615
Total increase (decrease) in net assets	3,726,652,558	1,221,864,399
Net Assets
Beginning of period	2,258,396,892	1,036,532,493
End of period	$5,985,049,450	$2,258,396,892
Other Information
Shares
Sold	291,393,514	206,311,318
Issued in reinvestment of distributions	5,908,191	4,018,442
Redeemed	(16,184,874)	(7,648,317)
Net increase (decrease)	281,116,831	202,681,443

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Value Index Fund

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$7.16	$9.19	$8.93	$10.00
Income from Investment Operations
Net investment income (loss)B	.38	.24	.37	.28
Net realized and unrealized gain (loss)	2.63	(1.95)	.07	(1.34)
Total from investment operations	3.01	(1.71)	.44	(1.06)
Distributions from net investment income	(.14)	(.32)	(.18)	(.01)
Distributions from net realized gain	–	–	–C	–
Total distributions	(.14)	(.32)	(.18)	(.01)
Net asset value, end of period	$10.03	$7.16	$9.19	$8.93
Total ReturnD,E	42.33%	(19.36)%	5.12%	(10.64)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.17%	.18%	.26%	.37%H
Expenses net of fee waivers, if any	.17%	.18%	.20%	.20%H
Expenses net of all reductions	.17%	.18%	.20%	.20%H
Net investment income (loss)	3.84%	3.04%	4.22%	3.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,985,049	$2,258,397	$1,036,532	$475,509
Portfolio turnover rateI	60%	57%	59%	54%H

 A For the period December 19, 2017 (commencement of operations) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity SAI International Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$570,232,786
Gross unrealized depreciation	(315,867,421)
Net unrealized appreciation (depreciation)	$254,365,365
Tax Cost	$5,701,758,288

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$397,214,992
Net unrealized appreciation (depreciation) on securities and other investments	$254,044,818

The tax character of distributions paid was as follows:

	October 31, 2021	October 31,2020
Ordinary Income	$51,993,306	$ 36,928,070

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, and in-kind transactions, as applicable are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Value Index Fund	5,568,168,689	2,768,901,819

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Value Index Fund	Borrower	$5,493,429.32%		$342

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Value Index Fund	$7,752

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Value Index Fund	$20,272	$–	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Value Index Fund	$4,039,688.58%		$1,038

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity SAI International Value Index Fund	72%	17%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Value Index Fund	89%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2021 and for the period December 19, 2017 (commencement of operations) to October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the three years in the period ended October 31, 2021 and for the period December 19, 2017 (commencement of operations) to October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr Chiel oversees 179.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity SAI International Value Index Fund	.16%
Actual		$1,000.00	$1,009.10	$.81
Hypothetical-C		$1,000.00	$1,024.40	$.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI International Value Index Fund voted to pay on December 13, 2021, to shareholders of record at the opening of business on December 10, 2021, a distribution of $0.351 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.458 per share from net investment income.

The fund designates 93% and 85% of the dividends distributed December 14 and December 30, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1347 and $0.0097 for the dividend paid December 14, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high-quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. No performance peer group information was considered by the Board due to the fact that the peer group does not distinguish between passively-managed and actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the fund's total expenses relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median and above the ASPG competitive median for 2020. The Board considered that, when compared to a subset of the ASPG that FMR believes is most comparable, the fund would not be above the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.20% through February 28, 2022.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IIV-ANN-1221
1.9885501.103

Fidelity® SAI Emerging Markets Value Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI Emerging Markets Value Index Fund	23.32%	28.90%

 A From May 12, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Value Index Fund on May 12, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Emerging Markets Value Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$14,527	Fidelity® SAI Emerging Markets Value Index Fund
$14,782	Fidelity Emerging Markets Value Focus Index℠
$14,687	MSCI ACWI (All Country World Index) ex USA index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 23.32%, compared with the 25.12% advance of the benchmark Fidelity Emerging Markets Value Focus Index - Net MA. (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) By sector, information technology gained about 45% and helped most, followed by financials, which gained roughly 33%, benefiting from the banks industry (+30%). Energy advanced roughly 77% and was additive. The materials sector rose about 46%, utilities gained approximately 56%, and industrials advanced about 22%. Other notable contributors included the consumer staples (+19%), health care (+21%), consumer discretionary (+2%), and communication services (+3%) sectors. In contrast, stocks in the real estate sector returned -21% and detracted most. Turning to individual stocks, the top contributor was Taiwan Semiconductor (+42%), from the semiconductors & semiconductor equipment industry, followed by Gazprom (+164%), within the energy sector. In technology hardware & equipment, Samsung Electronics advanced roughly 23% and Infosys (+58%) from the software & services category also helped. Fubon Financial Holding, within the insurance group, rose 112% and boosted the fund. In contrast, the biggest individual detractor was Alibaba Group Holding (-46%), from the retailing segment, followed by Tencent Holdings (-19%), which is in the media & entertainment group. Within retailing, Vipshop returned -48% and hurt. Other detractors were Sunac China Holdings (-46%), a stock in the real estate sector, and Top Glove (-54%), from the health care equipment & services industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
India	14.8%
Taiwan	14.8%
Cayman Islands	14.3%
Korea (South)	13.8%
China	13.1%
Brazil	4.6%
Russia	3.9%
South Africa	3.5%
Saudi Arabia	2.7%
Other*	14.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.9
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.7
Infosys Ltd. (India, IT Services)	2.1
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	2.0
China Construction Bank Corp. (H Shares) (China, Banks)	1.9
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	1.6
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.5
Bank of China Ltd. (H Shares) (China, Banks)	1.4
26.5

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	21.3
Financials	20.2
Consumer Discretionary	16.1
Communication Services	11.4
Materials	7.6
Energy	6.0
Consumer Staples	4.8
Industrials	4.2
Health Care	4.3
Utilities	1.8

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Bailiwick of Jersey - 0.3%
Polymetal International PLC	367,739	$6,819,298
Bermuda - 0.4%
Brilliance China Automotive Holdings Ltd. (a)	2,288,000	681,595
Credicorp Ltd. (United States)	16,397	2,126,035
Kunlun Energy Co. Ltd.	5,044,000	4,615,806

TOTAL BERMUDA		7,423,436

Brazil - 3.1%
Banco do Brasil SA	1,885,600	9,521,882
BRF SA (a)	962,400	3,961,259
CCR SA	1,462,200	2,961,293
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	449,800	2,805,372
Hypermarcas SA	520,400	2,587,339
JBS SA	1,189,800	8,232,342
Telefonica Brasil SA	578,700	4,667,498
Vale SA	1,840,600	23,354,011
Vibra Energia SA	1,064,300	3,956,379

TOTAL BRAZIL		62,047,375

Cayman Islands - 14.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	442,477	72,982,156
Baidu, Inc. sponsored ADR (a)	60,829	9,868,897
China Conch Venture Holdings Ltd.	2,161,500	10,556,777
China Hongqiao Group Ltd.	2,281,000	2,535,910
China Resources Cement Holdings Ltd.	2,850,000	2,402,930
China Yongda Automobiles Services Holdings Ltd.	1,820,500	2,910,741
Country Garden Holdings Co. Ltd.	9,576,000	8,996,923
Geely Automobile Holdings Ltd.	7,206,000	25,052,670
Hello Group, Inc. ADR	218,403	2,719,117
Hengan International Group Co. Ltd.	914,500	4,777,897
JOYY, Inc. ADR	70,855	3,570,383
Kingboard Chemical Holdings Ltd.	889,000	3,890,553
Meituan Class B (a)(b)	499,900	17,010,918
New Oriental Education & Technology Group, Inc. sponsored ADR	1,985,434	4,070,140
Sunac China Holdings Ltd.	3,315,000	7,140,852
TAL Education Group ADR (a)	525,805	2,150,542
Tencent Holdings Ltd.	1,293,600	78,689,420
Tingyi (Cayman Islands) Holding Corp.	2,444,000	4,573,567
Vipshop Holdings Ltd. ADR (a)	510,270	5,694,613
WH Group Ltd. (b)	12,421,000	8,716,491
Zhen Ding Technology Holding Ltd.	810,000	2,792,602

TOTAL CAYMAN ISLANDS		281,104,099

Chile - 0.3%
Cencosud SA	1,771,147	2,590,860
Enel Americas SA	7,315,070	831,769
Falabella SA	990,633	2,739,432

TOTAL CHILE		6,162,061

China - 13.1%
Agricultural Bank of China Ltd. (H Shares)	37,222,000	12,677,630
Anhui Conch Cement Co. Ltd. (H Shares)	1,556,500	7,741,990
Bank of China Ltd. (H Shares)	77,731,000	27,509,141
Bank of Communications Co. Ltd. (H Shares)	28,110,000	16,727,627
CGN Power Co. Ltd. (H Shares) (b)	13,370,000	3,608,637
China CITIC Bank Corp. Ltd. (H Shares)	15,279,000	6,716,044
China Construction Bank Corp. (H Shares)	53,724,000	36,563,522
China Galaxy Securities Co. Ltd. (H Shares)	4,566,500	2,547,215
China Life Insurance Co. Ltd. (H Shares)	9,794,000	17,014,831
China Minsheng Banking Corp. Ltd. (H Shares)	7,666,500	3,044,725
China National Building Materials Co. Ltd. (H Shares)	5,092,000	6,400,586
China Railway Group Ltd. (H Shares)	5,095,000	2,494,949
China Tower Corp. Ltd. (H Shares) (b)	61,420,000	7,973,035
COSCO SHIPPING Holdings Co. Ltd. (H Shares) (c)	4,415,300	6,855,192
Dongfeng Motor Group Co. Ltd. (H Shares)	3,232,000	3,019,940
Guangzhou Automobile Group Co. Ltd. (H Shares)	3,712,000	3,511,384
Industrial & Commercial Bank of China Ltd. (H Shares)	55,606,000	30,481,111
New China Life Insurance Co. Ltd. (H Shares)	1,048,000	3,037,388
People's Insurance Co. of China Group Ltd. (H Shares)	10,223,000	3,192,840
PetroChina Co. Ltd. (H Shares)	27,770,000	13,389,243
PICC Property & Casualty Co. Ltd. (H Shares)	9,080,000	8,495,906
Ping An Insurance Group Co. of China Ltd. (H Shares)	2,013,500	14,422,163
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	11,499,000	8,365,059
Sinopharm Group Co. Ltd. (H Shares)	1,766,000	4,212,706
Weichai Power Co. Ltd. (H Shares)	2,557,000	4,594,417
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	720,400	3,453,624

TOTAL CHINA		258,050,905

Czech Republic - 0.1%
CEZ A/S	66,847	2,206,788
Egypt - 0.1%
Commercial International Bank SAE (a)	518,623	1,683,957
Greece - 0.2%
Mytilineos SA	137,294	2,502,886
OPAP SA	38,360	596,429

TOTAL GREECE		3,099,315

Hong Kong - 1.9%
China Everbright International Ltd.	4,689,000	3,224,234
China Merchants Holdings International Co. Ltd.	1,782,000	2,977,444
China Overseas Land and Investment Ltd.	4,898,000	10,802,607
China Taiping Insurance Group Ltd.	1,892,200	2,894,053
CSPC Pharmaceutical Group Ltd.	8,936,000	9,348,890
Lenovo Group Ltd.	8,242,000	8,950,550

TOTAL HONG KONG		38,197,778

Hungary - 0.3%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	40,891	349,433
Richter Gedeon PLC	178,876	5,010,983

TOTAL HUNGARY		5,360,416

India - 14.8%
Aurobindo Pharma Ltd.	370,194	3,404,619
Bajaj Auto Ltd.	91,407	4,520,961
Cipla Ltd. (a)	662,497	7,999,372
Dr. Reddy's Laboratories Ltd.	158,275	9,835,525
HCL Technologies Ltd.	1,428,660	21,800,145
Hero Motocorp Ltd.	170,927	6,059,237
Indian Oil Corp. Ltd.	3,345,537	5,710,913
Infosys Ltd.	1,847,113	41,295,526
ITC Ltd.	3,888,171	11,578,144
Jindal Steel & Power Ltd. (a)	523,576	2,914,926
Lupin Ltd.	313,351	3,858,203
Mahindra & Mahindra Ltd.	1,259,908	14,863,233
Maruti Suzuki India Ltd.	173,310	17,300,710
NTPC Ltd.	6,253,610	11,067,192
Oil & Natural Gas Corp. Ltd.	4,801,727	9,548,361
Power Finance Corp. Ltd.	1,529,019	2,715,128
Rec Ltd.	1,221,763	2,422,988
Reliance Industries Ltd.	198,862	6,728,887
State Bank of India	2,215,597	14,843,066
Sun Pharmaceutical Industries Ltd.	1,407,803	14,931,671
Tata Elxsi Ltd.	45,080	3,531,763
Tata Motors Ltd. (a)	2,791,058	17,937,253
Tata Steel Ltd.	1,028,679	18,060,038
Tech Mahindra Ltd.	815,795	16,084,619
Vedanta Ltd.	1,663,414	6,746,419
Wipro Ltd.	1,874,990	16,220,593

TOTAL INDIA		291,979,492

Indonesia - 1.3%
PT Astra International Tbk	26,393,100	11,224,170
PT Indofood Sukses Makmur Tbk	5,779,100	2,590,244
PT Telkom Indonesia Persero Tbk	45,210,200	12,084,040

TOTAL INDONESIA		25,898,454

Korea (South) - 13.8%
BNK Financial Group, Inc.	381,772	2,863,439
GS Engineering & Construction Corp.	102,395	3,614,753
Hana Financial Group, Inc.	395,166	15,159,442
Hankook Tire Co. Ltd.	104,346	3,678,174
Hanwha Corp.	80,703	2,311,281
Hyundai Mobis	87,335	18,782,367
Hyundai Motor Co.	98,843	17,588,004
Industrial Bank of Korea	408,337	3,844,950
KB Financial Group, Inc.	506,609	24,396,163
Kia Corp.	340,971	24,753,924
KT&G Corp.	65,623	4,534,731
LG Electronics, Inc.	152,492	15,695,037
POSCO	89,054	22,471,159
Samsung Electronics Co. Ltd.	1,283,631	76,461,105
Shinhan Financial Group Co. Ltd.	673,506	21,875,212
SK Hynix, Inc.	59,096	5,182,651
Woori Financial Group, Inc.	715,735	8,094,882

TOTAL KOREA (SOUTH)		271,307,274

Kuwait - 0.6%
Agility Public Warehousing Co. KSC	1,702,549	5,647,865
Mobile Telecommunication Co.	2,790,903	5,517,924
National Bank of Kuwait	332,141	1,090,793

TOTAL KUWAIT		12,256,582

Luxembourg - 0.2%
Ternium SA sponsored ADR	69,957	3,241,108
Malaysia - 1.5%
Axiata Group Bhd	5,909,100	5,636,548
CIMB Group Holdings Bhd	6,556,714	8,265,165
Gamuda Bhd (a)	3,308,400	2,588,557
Hartalega Holdings Bhd	1,992,400	2,819,479
IHH Healthcare Bhd	4,120,300	6,507,308
Top Glove Corp. Bhd	4,939,200	3,244,295

TOTAL MALAYSIA		29,061,352

Mexico - 1.4%
Alfa SA de CV Series A	3,682,800	2,667,114
America Movil S.A.B. de CV Series L	26,012,200	23,184,567
Fibra Uno Administracion SA de CV	1,905,500	1,893,653

TOTAL MEXICO		27,745,334

Netherlands - 0.3%
X5 Retail Group NV GDR (Reg. S)	146,561	4,988,936
Philippines - 0.6%
Ayala Corp.	326,260	5,574,389
International Container Terminal Services, Inc.	530,460	1,890,374
JG Summit Holdings, Inc.	3,959,560	4,719,175

TOTAL PHILIPPINES		12,183,938

Poland - 0.7%
CD Projekt RED SA	18,323	798,567
KGHM Polska Miedz SA (Bearer)	179,002	6,882,535
PGE Polska Grupa Energetyczna SA (a)	1,058,242	2,601,541
Polish Oil & Gas Co. SA	2,129,663	3,211,322

TOTAL POLAND		13,493,965

Qatar - 0.8%
Qatar National Bank SAQ (a)	2,670,969	15,038,414
Russia - 3.7%
Gazprom OAO	7,924,610	39,047,227
Inter Rao Ues JSC	46,720,000	3,166,067
Magnit OJSC	99,260	9,054,119
Mobile TeleSystems OJSC sponsored ADR	586,291	5,388,014
Sberbank of Russia	140,600	707,330
Surgutneftegas OJSC	23,310,900	11,215,273
VTB Bank OJSC	6,652,320,080	4,963,144

TOTAL RUSSIA		73,541,174

Saudi Arabia - 2.7%
Almarai Co. Ltd.	329,086	4,641,193
Etihad Etisalat Co.	496,597	4,004,921
Jarir Marketing Co.	77,393	4,184,409
Riyad Bank	1,762,701	13,886,751
Saudi Telecom Co.	725,695	22,636,251
The Savola Group	344,444	3,360,967

TOTAL SAUDI ARABIA		52,714,492

South Africa - 3.5%
AngloGold Ashanti Ltd.	518,531	9,566,246
Aspen Pharmacare Holdings Ltd.	499,836	7,959,745
Foschini Group Ltd./The (a)	431,640	3,665,055
Impala Platinum Holdings Ltd.	1,039,852	13,458,130
Kumba Iron Ore Ltd.	72,068	2,190,112
MTN Group Ltd. (a)	2,256,810	20,238,156
Sibanye Stillwater Ltd.	3,655,902	12,794,744

TOTAL SOUTH AFRICA		69,872,188

Taiwan - 14.8%
Acer, Inc.	4,011,000	3,745,233
Asia Cement Corp.	2,354,000	3,745,096
ASUSTeK Computer, Inc.	919,000	11,650,458
AU Optronics Corp.	11,780,000	8,084,876
Catcher Technology Co. Ltd.	1,002,000	5,793,572
Compal Electronics, Inc.	5,163,000	4,533,502
Evergreen Marine Corp. (Taiwan)	2,276,000	8,132,950
Far Eastern New Century Corp.	5,073,000	5,301,645
Foxconn Technology Co. Ltd.	1,303,000	3,219,479
Fubon Financial Holding Co. Ltd.	9,512,872	25,144,456
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,342,000	32,055,809
Innolux Corp.	13,083,000	7,846,511
Lite-On Technology Corp.	2,909,000	6,404,083
Nanya Technology Corp.	1,201,000	2,868,253
Pegatron Corp.	2,909,000	7,104,040
Pou Chen Corp.	3,335,000	4,084,162
Powertech Technology, Inc.	964,000	3,372,009
Quanta Computer, Inc.	3,660,000	10,252,469
Shin Kong Financial Holding Co. Ltd.	15,767,309	5,554,940
Simplo Technology Co. Ltd.	231,000	2,480,481
Taiwan Semiconductor Manufacturing Co. Ltd.	4,067,000	86,189,870
Tripod Technology Corp.	602,000	2,540,312
Uni-President Enterprises Corp.	6,731,000	16,099,285
United Microelectronics Corp.	11,799,000	24,462,325

TOTAL TAIWAN		290,665,816

Thailand - 1.5%
Advanced Information Service PCL NVDR	1,360,700	7,750,823
Charoen Pokphand Foods PCL:
unit	3,919,300	2,982,590
(For. Reg.)	595,200	452,948
Kasikornbank PCL:
NVDR	1,471,900	6,254,910
(For. Reg.)	57,400	243,924
Siam Commercial Bank PCL:
unit	1,830,200	6,950,127
(For. Reg.)	4,400	16,709
Thai Beverage PCL	11,244,700	5,920,458

TOTAL THAILAND		30,572,489

Turkey - 0.2%
Akbank TAS	1,413,646	861,657
Koc Holding A/S	1,435,248	3,520,194

TOTAL TURKEY		4,381,851

United Arab Emirates - 0.8%
Emirates NBD Bank PJSC	1,558,024	5,917,111
Emirates Telecommunications Corp.	1,371,923	9,561,610

TOTAL UNITED ARAB EMIRATES		15,478,721

TOTAL COMMON STOCKS
(Cost $1,797,436,599)		1,916,577,008

Nonconvertible Preferred Stocks - 1.9%
Brazil - 1.5%
Companhia Energetica de Minas Gerais (CEMIG) (PN)	1,833,200	4,183,638
Metalurgica Gerdau SA (PN)	1,062,600	2,355,350
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	4,850,200	23,418,255

TOTAL BRAZIL		29,957,243

Colombia - 0.2%
Bancolombia SA (PN)	331,964	2,979,600
Russia - 0.2%
AK Transneft OAO	2,047	4,391,533
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $36,497,682)		37,328,376

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.06% (d)	20,246,541	20,250,590
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	6,605,589	6,606,250
TOTAL MONEY MARKET FUNDS
(Cost $26,856,840)		26,856,840
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,860,791,121)		1,980,762,224
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(10,711,794)
NET ASSETS - 100%		$1,970,050,430

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	249	Dec. 2021	$15,711,900	$(167,817)	$(167,817)

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $45,674,140 or 2.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$10,264,097	$508,660,481	$498,673,963	$8,341	$(25)	$--	$20,250,590	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	58,178,082	51,571,832	354,881	--	--	6,606,250	0.0%
Total	$10,264,097	$566,838,563	$550,245,795	$363,222	$(25)	$--	$26,856,840

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$224,289,771	$133,516,311	$90,773,460	$--
Consumer Discretionary	308,713,635	192,586,363	116,127,272	--
Consumer Staples	99,056,031	94,521,300	4,534,731	--
Energy	117,010,447	64,573,977	52,436,470	--
Financials	401,111,430	198,179,244	202,932,186	--
Health Care	81,720,135	71,884,610	9,835,525	--
Industrials	85,589,113	79,663,079	5,926,034	--
Information Technology	418,813,389	151,965,893	266,847,496	--
Materials	153,680,588	95,390,309	58,290,279	--
Real Estate	28,834,035	28,834,035	--	--
Utilities	35,086,810	35,086,810	--	--
Money Market Funds	26,856,840	26,856,840	--	--
Total Investments in Securities:	$1,980,762,224	$1,173,058,771	$807,703,453	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(167,817)	$(167,817)	$--	$--
Total Liabilities	$(167,817)	$(167,817)	$--	$--
Total Derivative Instruments:	$(167,817)	$(167,817)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(167,817)
Total Equity Risk	0	(167,817)
Total Value of Derivatives	$0	$(167,817)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $5,863,475) — See accompanying schedule: Unaffiliated issuers (cost $1,833,934,281)	$1,953,905,384
Fidelity Central Funds (cost $26,856,840)	26,856,840
Total Investment in Securities (cost $1,860,791,121)		$1,980,762,224
Segregated cash with brokers for derivative instruments		846,568
Foreign currency held at value (cost $4,756,335)		4,754,211
Dividends receivable		1,884,609
Distributions receivable from Fidelity Central Funds		14,468
Prepaid expenses		2,124
Other receivables		3,790
Total assets		1,988,267,994
Liabilities
Payable for investments purchased	$2,161,840
Accrued management fee	239,304
Payable for daily variation margin on futures contracts	210,972
Other payables and accrued expenses	8,999,198
Collateral on securities loaned	6,606,250
Total liabilities		18,217,564
Net Assets		$1,970,050,430
Net Assets consist of:
Paid in capital		$1,767,200,907
Total accumulated earnings (loss)		202,849,523
Net Assets		$1,970,050,430
Net Asset Value, offering price and redemption price per share ($1,970,050,430 ÷ 137,527,481 shares)		$14.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$60,014,748
Interest		675
Income from Fidelity Central Funds (including $354,881 from security lending)		363,222
Income before foreign taxes withheld		60,378,645
Less foreign taxes withheld		(7,019,880)
Total income		53,358,765
Expenses
Management fee	$2,125,725
Custodian fees and expenses	765,321
Independent trustees' fees and expenses	3,842
Registration fees	134,502
Audit	94,395
Legal	1,410
Interest	2,229
Miscellaneous	3,259
Total expenses		3,130,683
Net investment income (loss)		50,228,082
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,950,748)	51,171,277
Fidelity Central Funds	(25)
Foreign currency transactions	(1,119,399)
Futures contracts	(637,130)
Total net realized gain (loss)		49,414,723
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $7,533,473)	83,408,509
Assets and liabilities in foreign currencies	(14,987)
Futures contracts	(134,248)
Total change in net unrealized appreciation (depreciation)		83,259,274
Net gain (loss)		132,673,997
Net increase (decrease) in net assets resulting from operations		$182,902,079

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	For the period May 12, 2020 (commencement of operations) through October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,228,082	$7,985,498
Net realized gain (loss)	49,414,723	(2,379,091)
Change in net unrealized appreciation (depreciation)	83,259,274	28,123,962
Net increase (decrease) in net assets resulting from operations	182,902,079	33,730,369
Distributions to shareholders	(13,732,853)	–
Share transactions
Proceeds from sales of shares	949,000,000	809,000,278
Reinvestment of distributions	13,732,853	–
Cost of shares redeemed	(28)	(4,582,268)
Net increase (decrease) in net assets resulting from share transactions	962,732,825	804,418,010
Total increase (decrease) in net assets	1,131,902,051	838,148,379
Net Assets
Beginning of period	838,148,379	–
End of period	$1,970,050,430	$838,148,379
Other Information
Shares
Sold	65,341,811	71,553,833
Issued in reinvestment of distributions	1,030,995	–
Redeemed	(2)	(399,156)
Net increase (decrease)	66,372,804	71,154,677

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Emerging Markets Value Index Fund

Years ended October 31,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$11.78	$10.00
Income from Investment Operations
Net investment income (loss)B	.51	.19
Net realized and unrealized gain (loss)	2.22	1.59
Total from investment operations	2.73	1.78
Distributions from net investment income	(.17)	–
Distributions from net realized gain	(.02)	–
Total distributions	(.19)	–
Net asset value, end of period	$14.32	$11.78
Total ReturnC,D	23.32%	17.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.22%	.27%G,H
Expenses net of fee waivers, if any	.22%	.25%G
Expenses net of all reductions	.22%	.25%G
Net investment income (loss)	3.53%	3.43%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,970,050	$838,148
Portfolio turnover rateI	33%	17%J

 A For the period May 12, 2020 (commencement of operations) through October 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity SAI Emerging Markets Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$258,597,507
Gross unrealized depreciation	(145,632,667)
Net unrealized appreciation (depreciation)	$112,964,840
Tax Cost	$1,867,797,384

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$84,250,505
Undistributed long-term capital gain	$14,053,223
Net unrealized appreciation (depreciation) on securities and other investments	$112,958,586

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020(a)
Ordinary Income	$13,163,616	$–
Long-term Capital Gains	569,237	–
Total	$13,732,853	$–

 (a) For the period May 12, 2020 through October 31, 2020.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Value Index Fund	1,448,009,240	467,926,659

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Value Index Fund	Borrower	$12,655,300.32%		$2,229

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Emerging Markets Value Index Fund	$1,380

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Value Index Fund	$35,722	$–	$–

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Emerging Markets Fund	Strategic Advisers Fidelity Emerging Markets Fund
Fidelity SAI Emerging Markets Value Index Fund	27%	73%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Emerging Markets Value Index Fund	100%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Emerging Markets Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Emerging Markets Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2021 and for the period May 12, 2020 (commencement of operations) through October 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year ended October 31, 2021, and the changes in its net assets and financial highlights for the year ended October 31, 2021 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity SAI Emerging Markets Value Index Fund	.22%
Actual		$1,000.00	$974.80	$1.10
Hypothetical-C		$1,000.00	$1,024.10	$1.12

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Emerging Markets Value Index Fund voted to pay on December 13, 2021, to shareholders of record at the opening of business on December 10, 2021, a distribution of $0.317 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.368 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $14,060,094, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 49% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1338 and $0.0183 for the dividend paid December 14, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity'sand Geode's approach to recruiting, training, managing, and compensating investment personnel. Further, the Board considered that Fidelity'sand Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked above the similar sales load group competitive median for the period and below the ASPG competitive median for the period. The Board considered that, when compared to a subset of the similar sales load group that FMR believes is most comparable, the fund would not be above the similar sales load group competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% through February 28, 2022.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

EMV-ANN-1221
1.9900583.101

Fidelity® SAI International Momentum Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI International Momentum Index Fund	29.56%	29.81%

 A From May 12, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Momentum Index Fund on May 12, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Momentum Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$14,679	Fidelity® SAI International Momentum Index Fund
$14,753	Fidelity International Momentum Focus Index℠
$14,687	MSCI ACWI (All Country World Index) ex USA index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 29.56%, roughly in line with the 30.07% advance of the benchmark Fidelity International Momentum Focus Index - Net MA. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Europe ex U.K., the U.K. and Asia Pacific ex Japan notably contributed. By sector, industrials gained about 38% and helped most, followed by financials, which gained 40%, and information technology, which advanced 51%. The consumer discretionary sector rose roughly 41%, health care gained 28%, driven by the pharmaceuticals, biotechnology & life sciences industry (+41%), and materials advanced 33%. Other notable contributors included the consumer staples (+13%), real estate (+28%) and energy (+21%) sectors. In contrast, emerging markets was a noteworthy detractor versus the benchmark. From a sector standpoint, stocks in the communication services sector returned -16% and detracted most, followed by utilities (-4%). Turning to individual stocks, the top contributor was Novo Nordisk (+73%), from the pharmaceuticals, biotechnology & life sciences industry, followed by Adyen (+79%), within the software & services segment. In semiconductors & semiconductor equipment, Tokyo Electron advanced 77% and Sony (+40%) from the consumer durables & apparel category also helped. L'oreal, within the household & personal products group, rose 42% and boosted the fund. In contrast, the biggest individual detractor was SoftBank Group (-16%), from the telecommunication services segment, followed by Alibaba Health Information Technology (-48%), which is in the health care equipment & services group. Within household & personal products, Reckitt Benckiser returned -11% and hurt. Other detractors were Fanuc (-19%), a stock in the capital goods category, and Nintendo (-28%), from the media & entertainment industry. Notable changes in positioning include higher allocations to the industrials and financial sectors, and reduced exposure to consumer staples and health care stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	22.3%
France	12.4%
United Kingdom	11.2%
Netherlands	8.0%
Australia	7.4%
Switzerland	7.3%
Denmark	6.0%
Germany	5.9%
Sweden	5.8%
Other	13.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	3.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.0
Sony Group Corp. (Japan, Household Durables)	2.7
L'Oreal SA (France, Personal Products)	2.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.4
Daimler AG (Germany) (Germany, Automobiles)	2.2
Adyen BV (Netherlands, IT Services)	2.1
Tokyo Electron Ltd. (Japan, Semiconductors & Semiconductor Equipment)	1.9
National Australia Bank Ltd. (Australia, Banks)	1.9
Lonza Group AG (Switzerland, Life Sciences Tools & Services)	1.6
23.3

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	18.8
Financials	17.5
Consumer Discretionary	14.8
Information Technology	11.6
Health Care	10.9
Materials	9.5
Consumer Staples	8.1
Communication Services	3.4
Real Estate	2.0
Energy	1.2

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Australia - 7.4%
Ansell Ltd.	34,954	$828,529
Australia & New Zealand Banking Group Ltd.	683,930	14,477,646
BlueScope Steel Ltd.	137,618	2,134,647
Dominos Pizza Enterprises Ltd.	17,100	1,742,486
IGO Ltd.	184,131	1,335,261
Lynas Rare Earths Ltd. (a)	243,943	1,345,100
Macquarie Group Ltd.	77,570	11,468,724
Mineral Resources Ltd.	45,369	1,317,032
National Australia Bank Ltd.	892,835	19,412,000
Orocobre Ltd. (a)	161,803	1,083,275
OZ Minerals Ltd.	89,817	1,697,904
Pilbara Minerals Ltd. (a)	689,633	1,141,308
Santos Ltd.	457,602	2,402,733
SEEK Ltd.	95,575	2,351,009
Sonic Healthcare Ltd.	130,578	3,932,039
Woolworths Group Ltd.	342,667	9,815,929

TOTAL AUSTRALIA		76,485,622

Austria - 0.5%
OMV AG	39,332	2,382,512
Verbund AG	18,598	1,937,086
Voestalpine AG	30,104	1,142,839

TOTAL AUSTRIA		5,462,437

Bailiwick of Jersey - 2.1%
Ferguson PLC	62,876	9,461,082
Glencore Xstrata PLC	1,133,343	5,667,372
Man Group PLC	421,184	1,341,309
WPP PLC	335,239	4,845,802

TOTAL BAILIWICK OF JERSEY		21,315,565

Belgium - 0.2%
Sofina SA	4,303	1,902,160
Cayman Islands - 0.3%
ENN Energy Holdings Ltd.	206,800	3,580,227
Denmark - 6.0%
A.P. Moller - Maersk A/S Series B	2,395	6,940,586
Carlsberg A/S Series B	26,665	4,398,585
Demant A/S (a)	27,552	1,334,570
DSV A/S	54,230	12,603,103
Novo Nordisk A/S Series B	285,713	31,329,835
Pandora A/S	27,074	3,780,683
Ringkjoebing Landbobank A/S	7,941	1,008,205
Royal Unibrew A/S	9,654	1,197,786

TOTAL DENMARK		62,593,353

Finland - 1.8%
Fortum Corp.	44,673	1,327,199
Kesko Oyj	74,601	2,422,447
Neste Oyj	53,992	3,007,767
Nordea Bank ABP	973,381	11,907,709

TOTAL FINLAND		18,665,122

France - 12.4%
Air Liquide SA	82,419	13,760,499
Bollore SA	249,603	1,445,591
Bureau Veritas SA	79,082	2,510,360
Compagnie de St. Gobain	145,453	10,038,084
EssilorLuxottica SA	14,989	3,099,851
Eurazeo SA	14,066	1,317,897
Hermes International SCA	9,515	15,074,596
L'Oreal SA	56,751	25,961,016
LVMH Moet Hennessy Louis Vuitton SE	31,991	25,084,836
Pernod Ricard SA	22,164	5,091,009
Publicis Groupe SA	62,741	4,202,307
Remy Cointreau SA	6,349	1,281,467
Sartorius Stedim Biotech	6,489	3,572,111
Societe Generale Series A	216,751	7,240,340
Suez Environnement SA	104,766	2,384,040
Teleperformance	15,901	6,637,580

TOTAL FRANCE		128,701,584

Germany - 5.9%
Allianz SE	51,937	12,076,879
alstria office REIT-AG	48,629	908,436
Brenntag SE	39,822	3,785,855
Carl Zeiss Meditec AG	10,017	2,014,280
Covestro AG (b)	48,121	3,081,784
Daimler AG (Germany)	226,986	22,497,817
Deutsche Bank AG (a)	562,273	7,244,762
Infineon Technologies AG	79,205	3,709,278
LEG Immobilien AG	16,955	2,521,537
Merck KGaA	10,881	2,568,517
TAG Immobilien AG	39,662	1,204,919

TOTAL GERMANY		61,614,064

Hong Kong - 2.4%
Hong Kong Exchanges and Clearing Ltd.	244,100	14,770,552
Techtronic Industries Co. Ltd.	466,500	9,599,210

TOTAL HONG KONG		24,369,762

Ireland - 1.1%
Bank Ireland Group PLC (a)	253,411	1,512,172
James Hardie Industries PLC CDI	120,252	4,672,237
Kingspan Group PLC (Ireland)	41,795	4,814,109

TOTAL IRELAND		10,998,518

Isle of Man - 0.4%
Entain PLC (a)	159,935	4,482,643
Israel - 0.7%
Bank Leumi le-Israel BM	400,428	3,817,818
Icl Group Ltd.	188,087	1,607,835
Israel Discount Bank Ltd. (Class A) (a)	317,907	1,916,876

TOTAL ISRAEL		7,342,529

Italy - 0.6%
A2A SpA	427,853	899,179
Banco BPM SpA	413,819	1,284,915
FinecoBank SpA	114,104	2,178,398
Interpump Group SpA	22,612	1,666,391

TOTAL ITALY		6,028,883

Japan - 22.3%
AGC, Inc.	61,900	3,082,348
Aisin Seiki Co. Ltd.	49,900	1,825,979
Ajinomoto Co., Inc.	150,000	4,491,103
BayCurrent Consulting, Inc.	3,800	1,577,077
Bridgestone Corp.	160,700	7,109,253
Chugai Pharmaceutical Co. Ltd.	128,800	4,815,753
CyberAgent, Inc.	111,900	1,874,946
Dai-ichi Mutual Life Insurance Co.	77,700	1,634,696
Ebara Corp.	23,500	1,282,322
FANUC Corp.	25,400	5,019,578
FUJIFILM Holdings Corp.	58,300	4,505,274
Fujitsu Ltd.	50,300	8,693,337
Hitachi Ltd.	229,500	13,224,837
Hoya Corp.	94,300	13,881,767
Ibiden Co. Ltd.	36,300	2,181,119
Iida Group Holdings Co. Ltd.	49,100	1,210,537
Itochu Corp.	382,000	10,894,971
Kawasaki Kisen Kaisha Ltd. (a)	21,300	1,026,669
Keyence Corp.	10,200	6,156,871
Konami Holdings Corp.	27,200	1,496,832
Lasertec Corp.	20,900	4,533,540
LIXIL Group Corp.	60,800	1,561,945
M3, Inc.	115,800	6,824,133
Makita Corp.	75,900	3,522,665
Marubeni Corp.	447,000	3,792,939
Mitsubishi Chemical Holdings Corp.	321,500	2,661,194
Mitsui OSK Lines Ltd.	33,000	2,080,699
Nippon Yusen KK	46,500	3,350,663
Nomura Research Institute Ltd.	101,200	4,051,447
Recruit Holdings Co. Ltd.	46,700	3,106,438
Renesas Electronics Corp. (a)	272,000	3,345,989
Screen Holdings Co. Ltd.	12,800	1,189,751
SHIMANO, Inc.	11,400	3,180,755
Shin-Etsu Chemical Co. Ltd.	83,900	14,962,145
Showa Denko K.K.	41,400	1,038,313
SoftBank Group Corp.	287,800	15,580,745
Sony Group Corp.	245,100	28,381,692
Tokyo Electron Ltd.	42,600	19,853,009
Toyota Industries Corp.	55,600	4,726,701
Toyota Tsusho Corp.	64,300	2,789,090
Unicharm Corp.	105,000	4,246,496

TOTAL JAPAN		230,765,618

Luxembourg - 1.3%
ArcelorMittal SA (Netherlands)	183,358	6,215,781
B&M European Value Retail SA	230,297	1,995,675
Eurofins Scientific SA	34,912	4,114,122
Tenaris SA	125,762	1,400,522

TOTAL LUXEMBOURG		13,726,100

Malta - 0.1%
Kindred Group PLC (depositary receipt)	62,297	870,475
Netherlands - 8.0%
Adyen BV (a)(b)	7,140	21,543,596
ASM International NV (Netherlands)	10,502	4,751,718
ASML Holding NV (Netherlands)	37,785	30,715,436
BE Semiconductor Industries NV	19,957	1,821,630
CNH Industrial NV	270,879	4,675,122
Davide Campari Milano NV	145,950	2,071,860
IMCD NV	15,565	3,455,583
Stellantis NV (Italy)	311,769	6,216,986
Wolters Kluwer NV	72,450	7,591,299

TOTAL NETHERLANDS		82,843,230

New Zealand - 0.1%
Fletcher Building Ltd.	223,143	1,146,514
Norway - 0.6%
Gjensidige Forsikring ASA	45,812	1,139,348
Mowi ASA	121,791	3,526,329
Norsk Hydro ASA	230,596	1,693,836

TOTAL NORWAY		6,359,513

Papua New Guinea - 0.1%
Oil Search Ltd. ADR	206,309	665,791
Singapore - 0.2%
Singapore Exchange Ltd.	223,200	1,602,207
Spain - 0.1%
Fluidra SA	26,717	1,020,744
Sweden - 5.8%
AddTech AB (B Shares)	70,362	1,573,068
Avanza Bank Holding AB	32,025	1,271,230
Castellum AB	62,113	1,651,911
Epiroc AB (A Shares)	261,611	6,509,813
EQT AB	75,424	3,974,954
Evolution AB (b)	43,705	7,069,747
Fastighets AB Balder (a)	26,777	1,939,992
Getinge AB (B Shares)	59,705	2,671,708
Holmen AB (B Shares)	25,081	1,112,115
Indutrade AB	71,862	2,091,094
Investor AB (B Shares)	655,167	15,097,526
Lifco AB	57,369	1,670,702
Nibe Industrier AB (B Shares)	384,701	5,727,064
Sagax AB	49,161	1,923,393
Samhallsbyggnadsbolaget I Norden AB (B Shares)	306,739	2,057,309
SSAB Svenskt Stal AB (A Shares) (a)	210,756	1,200,043
Thule Group AB (b)	25,477	1,467,864
Trelleborg AB (B Shares)	65,676	1,500,040

TOTAL SWEDEN		60,509,573

Switzerland - 7.3%
Bucher Industries AG	1,804	909,487
Georg Fischer AG (Reg.)	1,110	1,679,063
Kuehne & Nagel International AG	13,851	4,361,340
Lindt & Spruengli AG	57	6,841,743
Lonza Group AG	19,883	16,299,891
Partners Group Holding AG	6,198	10,814,007
Siegfried Holding AG	1,196	1,148,844
Sig Combibloc Group AG	86,650	2,263,727
Sika AG	38,723	13,110,671
Sonova Holding AG	14,712	6,078,582
Straumann Holding AG	3,128	6,497,877
Tecan Group AG	3,238	1,980,428
VAT Group AG (b)	7,007	3,345,850

TOTAL SWITZERLAND		75,331,510

United Kingdom - 11.2%
3i Group PLC	263,470	4,918,200
Admiral Group PLC	69,884	2,744,861
Anglo American PLC (United Kingdom)	369,125	14,042,624
Ashtead Group PLC	122,716	10,284,828
Big Yellow Group PLC	47,210	955,571
Bunzl PLC	75,346	2,786,161
Dechra Pharmaceuticals PLC	29,559	2,071,192
Diageo PLC	238,490	11,865,280
Future PLC	30,970	1,495,307
Games Workshop Group PLC	8,872	1,171,074
Greggs PLC	27,817	1,163,007
Halma PLC	92,332	3,742,812
Howden Joinery Group PLC	164,678	2,072,954
IG Group Holdings PLC	100,255	1,088,714
IMI PLC	76,807	1,717,566
Inchcape PLC	106,954	1,209,032
ITV PLC (a)	989,688	1,458,052
J Sainsbury PLC	477,621	1,957,023
Kingfisher PLC	571,462	2,622,777
Lloyds Banking Group PLC	19,385,450	13,267,027
NatWest Group PLC	1,447,346	4,379,472
Next PLC	35,994	3,924,019
Persimmon PLC	81,302	3,027,544
Rightmove PLC	238,113	2,253,062
Royal Dutch Shell PLC Class A (United Kingdom)	135,672	3,108,094
Segro PLC	327,837	5,798,948
Severn Trent PLC	59,650	2,235,139
Spirax-Sarco Engineering PLC	19,964	4,263,556
St. James's Place Capital PLC	147,437	3,187,035
Tritax Big Box REIT PLC	470,088	1,447,513

TOTAL UNITED KINGDOM		116,258,444

TOTAL COMMON STOCKS
(Cost $899,634,061)		1,024,642,188

Money Market Funds - 0.9%
Fidelity Cash Central Fund 0.06% (c)
(Cost $8,855,470)	8,853,699	8,855,470
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $908,489,531)		1,033,497,658
NET OTHER ASSETS (LIABILITIES) - 0.2%		2,074,947
NET ASSETS - 100%		$1,035,572,605

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	93	Dec. 2021	$10,879,140	$166,222	$166,222

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,508,841 or 3.5% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,331,588	$330,743,341	$323,219,463	$4,058	$4	$--	$8,855,470	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	523,791	6,134,144	6,657,935	59,136	--	--	--	0.0%
Total	$1,855,379	$336,877,485	$329,877,398	$63,194	$4	$--	$8,855,470

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$37,003,653	$13,205,328	$23,798,325	$--
Consumer Discretionary	152,936,029	78,793,499	74,142,530	--
Consumer Staples	85,168,073	38,604,178	46,563,895	--
Energy	12,967,419	8,458,803	4,508,616	--
Financials	179,997,639	138,443,576	41,554,063	--
Health Care	111,964,178	55,112,690	56,851,488	--
Industrials	192,750,449	119,459,538	73,290,911	--
Information Technology	120,794,807	10,316,160	110,478,647	--
Materials	98,287,542	44,461,559	53,825,983	--
Real Estate	20,409,529	20,409,529	--	--
Utilities	12,362,870	12,362,870	--	--
Money Market Funds	8,855,470	8,855,470	--	--
Total Investments in Securities:	$1,033,497,658	$548,483,200	$485,014,458	$--
Derivative Instruments:
Assets
Futures Contracts	$166,222	$166,222	$--	$--
Total Assets	$166,222	$166,222	$--	$--
Total Derivative Instruments:	$166,222	$166,222	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$166,222	$0
Total Equity Risk	166,222	0
Total Value of Derivatives	$166,222	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $899,634,061)	$1,024,642,188
Fidelity Central Funds (cost $8,855,470)	8,855,470
Total Investment in Securities (cost $908,489,531)		$1,033,497,658
Segregated cash with brokers for derivative instruments		569,546
Cash		45,009
Foreign currency held at value (cost $125,598)		125,335
Receivable for fund shares sold		149,828
Dividends receivable		1,779,933
Distributions receivable from Fidelity Central Funds		409
Prepaid expenses		668
Total assets		1,036,168,386
Liabilities
Payable for fund shares redeemed	239,399
Accrued management fee	131,021
Payable for daily variation margin on futures contracts	65,332
Other payables and accrued expenses	160,029
Total liabilities		595,781
Net Assets		$1,035,572,605
Net Assets consist of:
Paid in capital		$889,786,326
Total accumulated earnings (loss)		145,786,279
Net Assets		$1,035,572,605
Net Asset Value, offering price and redemption price per share ($1,035,572,605 ÷ 71,363,252 shares)		$14.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$13,361,942
Non-Cash dividends		1,447,699
Income from Fidelity Central Funds (including $59,136 from security lending)		63,194
Income before foreign taxes withheld		14,872,835
Less foreign taxes withheld		(1,471,239)
Total income		13,401,596
Expenses
Management fee	$899,180
Custodian fees and expenses	118,233
Independent trustees' fees and expenses	1,592
Registration fees	100,463
Audit	50,641
Legal	642
Interest	561
Miscellaneous	1,382
Total expenses		1,172,694
Net investment income (loss)		12,228,902
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,886,121
Fidelity Central Funds	4
Foreign currency transactions	815,549
Futures contracts	1,005,552
Total net realized gain (loss)		10,707,226
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	104,810,016
Assets and liabilities in foreign currencies	(31,967)
Futures contracts	267,520
Total change in net unrealized appreciation (depreciation)		105,045,569
Net gain (loss)		115,752,795
Net increase (decrease) in net assets resulting from operations		$127,981,697

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	For the period May 12, 2020 (commencement of operations) through October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,228,902	$2,253,309
Net realized gain (loss)	10,707,226	1,810,871
Change in net unrealized appreciation (depreciation)	105,045,569	20,100,192
Net increase (decrease) in net assets resulting from operations	127,981,697	24,164,372
Distributions to shareholders	(4,606,186)	–
Share transactions
Proceeds from sales of shares	654,139,459	371,501,411
Reinvestment of distributions	4,604,063	–
Cost of shares redeemed	(119,284,291)	(22,927,920)
Net increase (decrease) in net assets resulting from share transactions	539,459,231	348,573,491
Total increase (decrease) in net assets	662,834,742	372,737,863
Net Assets
Beginning of period	372,737,863	–
End of period	$1,035,572,605	$372,737,863
Other Information
Shares
Sold	47,007,361	34,922,757
Issued in reinvestment of distributions	366,566	–
Redeemed	(8,899,729)	(2,033,703)
Net increase (decrease)	38,474,198	32,889,054

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Momentum Index Fund

Years ended October 31,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$11.33	$10.00
Income from Investment Operations
Net investment income (loss)B	.28	.08
Net realized and unrealized gain (loss)	3.05	1.25
Total from investment operations	3.33	1.33
Distributions from net investment income	(.09)	–
Distributions from net realized gain	(.05)	–
Total distributions	(.15)C	–
Net asset value, end of period	$14.51	$11.33
Total ReturnD,E	29.56%	13.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.19%	.24%H,I
Expenses net of fee waivers, if any	.19%	.20%H
Expenses net of all reductions	.19%	.20%H
Net investment income (loss)	2.03%	1.55%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,035,573	$372,738
Portfolio turnover rateJ	73%	29%K

 A For the period May 12, 2020 (commencement of operations) through October 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Audit fees are not annualized.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity SAI International Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$139,797,501
Gross unrealized depreciation	(20,038,168)
Net unrealized appreciation (depreciation)	$119,759,333
Tax Cost	$913,738,325

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,745,269
Undistributed long-term capital gain	$9,310,264
Net unrealized appreciation (depreciation) on securities and other investments	$119,730,745

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020(a)
Ordinary Income	$4,479,989	$–
Long-term Capital Gains	126,197	–
Total	$4,606,186	$–

 (a) For the period May 12, 2020 through October 31, 2020.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Momentum Index Fund	988,826,378	448,072,572

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Momentum Index Fund	Borrower	$8,306,250.30%		$561

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Momentum Index Fund	$569

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Momentum Index Fund	$6,298	$–	$–

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity SAI International Momentum Index Fund	23%	24%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Momentum Index Fund	47%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Momentum Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Momentum Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2021 and for the period May 12, 2020 (commencement of operations) through October 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year ended October 31, 2021, and the changes in its net assets and financial highlights for the year ended October 31, 2021 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity SAI International Momentum Index Fund	.19%
Actual		$1,000.00	$1,069.30	$.99
Hypothetical-C		$1,000.00	$1,024.25	$.97

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI International Momentum Index Fund voted to pay on December 13, 2021, to shareholders of record at the opening of business on December 10, 2021, a distribution of $0.105 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.259 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $9,333,574, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 53% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0840 and $0.0056 for the dividend paid December 14, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Momentum Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. Further, the Board considered that Fidelity'sand Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) period shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load group and competitive medium and below the ASPG competitive median for the period.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.20% through February 28, 2022.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IMI-ANN-1221
1.9900587.101

Fidelity® SAI International Quality Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI International Quality Index Fund	32.28%	29.60%

 A From May 12, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Quality Index Fund on May 12, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Quality Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$14,644	Fidelity® SAI International Quality Index Fund
$14,711	Fidelity International Quality Focus Index℠
$14,687	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2021, the fund gained 32.28%, roughly in line with the 32.84% advance of the benchmark Fidelity International Quality Focus Index - Net MA. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Europe ex U.K. and the U.K. notably contributed. By sector, information technology gained 60% and contributed most, followed by health care, which gained 24%, benefiting from the pharmaceuticals, biotechnology & life sciences industry (+26%). Consumer discretionary stocks advanced approximately 55% and helped. The industrials sector rose 32%, financials gained 29%, and consumer staples advanced 14%. Other notable contributors included the materials (+19%), communication services (+14%), utilities (+26%), real estate (+39%), and energy (+31%) sectors. In contrast, the top individual contributor was ASML Holding (+124%), from the semiconductors & semiconductor equipment segment, followed by Novo Nordisk (+73%), within the pharmaceuticals, biotechnology & life sciences category. In consumer durables & apparel, LVMH Moet Hennessy Louis Vuitton advanced 68% and BHP (+50%) from the materials sector also helped. Adyen, within the software & services group, rose about 79% and boosted the fund. In contrast, the biggest individual detractor was Rio Tinto (-13%), from the materials sector. Logitech International, within the technology hardware & equipment industry, returned roughly -31% and hindered the fund. In media & entertainment, Nintendo (-9%) and Nexon (-39%) hurt. Another detractor was Unilever (-4%), a stock in the household & personal products segment. Notable changes in positioning include a higher allocation to the information technology sector and reduced exposure to consumer discretionary stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	18.0%
United Kingdom	17.6%
Switzerland	16.2%
France	8.0%
Netherlands	7.6%
Germany	6.6%
Denmark	5.8%
Sweden	4.8%
Australia	4.7%
Other*	10.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	4.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.5
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	3.2
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	3.2
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	3.0
Novartis AG (Switzerland, Pharmaceuticals)	2.8
SAP SE (Germany, Software)	2.8
Diageo PLC (United Kingdom, Beverages)	2.7
Keyence Corp. (Japan, Electronic Equipment & Components)	2.6
31.8

Top Market Sectors as of October 31, 2021

% of fund's net assets
Health Care	22.5
Information Technology	17.3
Consumer Staples	15.0
Industrials	14.3
Financials	10.4
Consumer Discretionary	7.2
Communication Services	5.5
Materials	3.9
Real Estate	1.4
Utilities	1.0

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Australia - 4.7%
ALS Ltd.	77,380	$768,942
ASX Ltd.	31,052	1,939,253
carsales.com Ltd.	43,600	808,801
CSL Ltd.	67,255	15,202,562
Fortescue Metals Group Ltd.	266,685	2,794,550
Magellan Financial Group Ltd.	22,995	599,721
Medibank Private Ltd.	441,737	1,103,225
Newcrest Mining Ltd.	20,898	391,284
Rio Tinto Ltd.	59,542	4,044,131

TOTAL AUSTRALIA		27,652,469

Austria - 0.2%
Verbund AG	10,922	1,137,587
Bailiwick of Jersey - 1.2%
Experian PLC	147,734	6,767,010
Belgium - 0.2%
Sofina SA	2,527	1,117,071
Bermuda - 0.1%
CK Infrastructure Holdings Ltd.	93,000	560,594
Cayman Islands - 0.1%
Chow Tai Fook Jewellery Group Ltd.	352,800	721,879
Denmark - 5.8%
Coloplast A/S Series B	19,055	3,106,246
Genmab A/S (a)	10,520	4,714,791
GN Store Nord A/S	3,042	184,600
Novo Nordisk A/S Series B	171,466	18,802,089
Novozymes A/S Series B	33,317	2,449,977
Pandora A/S	16,040	2,239,867
Royal Unibrew A/S	6,728	834,753
SimCorp A/S	6,173	745,748
Tryg A/S	49,352	1,169,953

TOTAL DENMARK		34,248,024

Finland - 1.1%
Elisa Corp. (A Shares)	24,156	1,457,092
Kone OYJ (B Shares)	64,694	4,409,398
Orion Oyj (B Shares)	17,017	736,310

TOTAL FINLAND		6,602,800

France - 8.0%
bioMerieux SA	6,645	845,362
Edenred SA	39,551	2,138,369
Hermes International SCA	5,588	8,853,057
Ipsen SA	4,602	475,600
L'Oreal SA	33,067	15,126,657
La Francaise des Jeux SAEM (b)	19,607	1,017,690
Legrand SA	5,835	636,541
LVMH Moet Hennessy Louis Vuitton SE	22,243	17,441,218
Remy Cointreau SA	3,888	784,745

TOTAL FRANCE		47,319,239

Germany - 6.6%
Allianz SE	53,648	12,474,737
Beiersdorf AG	14,980	1,591,421
Deutsche Borse AG	30,476	5,059,065
LEG Immobilien AG	11,564	1,719,791
Nemetschek Se	8,707	998,477
SAP SE	114,376	16,562,923
TeamViewer AG (a)(b)	24,212	361,371

TOTAL GERMANY		38,767,785

Hong Kong - 3.1%
Hong Kong Exchanges and Clearing Ltd.	191,200	11,569,560
Power Assets Holdings Ltd.	219,000	1,335,589
Techtronic Industries Co. Ltd.	262,500	5,401,484

TOTAL HONG KONG		18,306,633

Israel - 0.5%
NICE Systems Ltd. (a)	10,124	2,848,100
Italy - 1.3%
Azimut Holding SpA	18,152	522,285
DiaSorin SpA	3,141	709,315
FinecoBank SpA	97,827	1,867,649
Italgas SpA	77,870	494,197
Moncler SpA	30,322	2,177,445
Recordati SpA	16,101	1,007,322
Reply SpA	3,600	697,900

TOTAL ITALY		7,476,113

Japan - 18.0%
Azbil Corp.	19,900	848,393
BayCurrent Consulting, Inc.	2,100	871,542
Capcom Co. Ltd.	26,100	702,493
Chugai Pharmaceutical Co. Ltd.	102,300	3,824,934
Daito Trust Construction Co. Ltd.	11,100	1,376,224
Disco Corp.	4,700	1,267,109
GMO Payment Gateway, Inc.	6,900	874,205
Hoya Corp.	59,300	8,729,467
Japan Exchange Group, Inc.	86,000	2,036,314
Japan Tobacco, Inc.	176,400	3,462,939
Kakaku.com, Inc.	20,900	693,565
KDDI Corp.	262,400	8,024,194
Keyence Corp.	25,700	15,512,900
Kobayashi Pharmaceutical Co. Ltd.	8,800	704,581
Lasertec Corp.	12,400	2,689,756
Lion Corp.	45,600	759,440
M3, Inc.	68,600	4,042,621
Nexon Co. Ltd.	68,900	1,172,757
Nihon M&A Center Holdings, Inc.	47,000	1,443,107
Nintendo Co. Ltd.	19,000	8,391,483
Nippon Shinyaku Co. Ltd.	9,800	785,141
Nippon Telegraph & Telephone Corp.	206,500	5,785,912
Nissan Chemical Corp.	23,100	1,285,715
NOF Corp.	12,800	642,388
OBIC Co. Ltd.	10,700	1,978,683
Ono Pharmaceutical Co. Ltd.	75,700	1,588,318
Otsuka Holdings Co. Ltd.	23,200	917,543
Pigeon Corp.	19,500	451,546
Secom Co. Ltd.	32,700	2,229,240
Shimadzu Corp.	44,200	1,795,724
SHIMANO, Inc.	13,700	3,822,487
Shionogi & Co. Ltd.	45,000	2,934,014
SMC Corp.	9,600	5,728,946
Square Enix Holdings Co. Ltd.	14,300	783,355
T&D Holdings, Inc.	96,500	1,237,676
Trend Micro, Inc.	22,600	1,277,361
Unicharm Corp.	70,700	2,859,307
USS Co. Ltd.	35,700	575,423
Yakult Honsha Co. Ltd.	25,800	1,303,628
ZOZO, Inc.	15,500	497,528

TOTAL JAPAN		105,907,959

Malta - 0.1%
Kindred Group PLC (depositary receipt)	36,912	515,771
Netherlands - 7.6%
Adyen BV (a)(b)	4,747	14,323,172
Arcadis NV	11,896	580,325
ASML Holding NV (Netherlands)	27,628	22,458,808
BE Semiconductor Industries NV	11,972	1,092,777
Euronext NV (b)	15,805	1,779,555
Wolters Kluwer NV	42,909	4,495,998

TOTAL NETHERLANDS		44,730,635

New Zealand - 0.5%
Fisher & Paykel Healthcare Corp.	92,464	2,067,965
Spark New Zealand Ltd.	255,276	835,079

TOTAL NEW ZEALAND		2,903,044

Norway - 0.2%
Entra ASA (b)	26,877	670,660
Gjensidige Forsikring ASA	30,476	757,941

TOTAL NORWAY		1,428,601

Singapore - 0.2%
Singapore Exchange Ltd.	132,100	948,260
Spain - 0.4%
Enagas SA	39,922	895,537
Red Electrica Corporacion SA	69,431	1,445,523

TOTAL SPAIN		2,341,060

Sweden - 4.8%
Atlas Copco AB (A Shares)	156,561	10,059,427
Avanza Bank Holding AB	18,889	749,797
Epiroc AB (A Shares)	154,697	3,849,412
Hexagon AB (B Shares)	315,998	5,085,577
Husqvarna AB (B Shares)	63,033	896,539
Indutrade AB	40,459	1,177,306
Kinnevik AB (B Shares) (a)	38,802	1,521,040
Lifco AB	33,991	989,887
Swedish Match Co. AB	260,166	2,289,630
Thule Group AB (b)	15,094	869,645
Vitrolife AB	9,576	623,310

TOTAL SWEDEN		28,111,570

Switzerland - 16.2%
Belimo Holding AG (Reg.)	1,598	928,502
Bucher Industries AG	1,069	538,937
Ems-Chemie Holding AG	1,125	1,115,048
Geberit AG (Reg.)	5,941	4,638,081
Interroll Holding AG	112	543,731
Kuehne & Nagel International AG	8,084	2,545,453
Logitech International SA (Reg.)	27,766	2,311,407
Nestle SA (Reg. S)	187,082	24,677,474
Novartis AG	200,715	16,601,687
Partners Group Holding AG	2,998	5,230,783
Roche Holding AG (participation certificate)	53,425	20,696,535
Schindler Holding AG (participation certificate)	9,540	2,481,900
SGS SA (Reg.)	784	2,318,777
Sonova Holding AG	8,677	3,585,091
Swisscom AG	4,071	2,216,018
Tecan Group AG	1,926	1,177,982
Temenos Group AG	10,619	1,621,961
VAT Group AG (b)	4,331	2,068,057

TOTAL SWITZERLAND		95,297,424

United Kingdom - 17.6%
Admiral Group PLC	41,981	1,648,904
Ashtead Group PLC	72,069	6,040,103
AstraZeneca PLC (United Kingdom)	151,827	18,993,761
Auto Trader Group PLC (b)	155,427	1,288,558
Big Yellow Group PLC	26,524	536,868
Diageo PLC	319,714	15,906,311
Direct Line Insurance Group PLC	205,992	824,306
Games Workshop Group PLC	5,257	693,906
Halma PLC	60,894	2,468,427
Hargreaves Lansdown PLC	44,126	928,173
IG Group Holdings PLC	59,395	644,997
IMI PLC	45,728	1,022,574
Imperial Brands PLC	144,710	3,053,821
Intermediate Capital Group PLC	47,175	1,414,539
M&G PLC	417,020	1,140,284
Persimmon PLC	51,182	1,905,928
RELX PLC (London Stock Exchange)	317,975	9,852,128
Rightmove PLC	140,439	1,328,856
Rio Tinto PLC	161,366	10,061,405
Rotork PLC	140,212	679,664
Safestore Holdings PLC	33,815	556,256
Sage Group PLC	179,773	1,748,769
Schroders PLC	19,939	987,808
Segro PLC	192,289	3,401,306
Softcat PLC	18,836	500,867
St. James's Place Capital PLC	86,467	1,869,092
Unilever PLC	265,896	14,236,571

TOTAL UNITED KINGDOM		103,734,182

TOTAL COMMON STOCKS
(Cost $491,993,571)		579,443,810

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.06% (c)
(Cost $6,762,264)	6,760,912	6,762,264
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $498,755,835)		586,206,074
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,995,114
NET ASSETS - 100%		$588,201,188

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	75	Dec. 2021	$8,773,500	$144,509	$144,509

The notional amount of futures purchased as a percentage of Net Assets is 1.5%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,378,708 or 3.8% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$5,186,633	$148,288,503	$146,712,872	$3,046	$--	$--	$6,762,264	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	838,750	838,750	321	--	--	--	0.0%
Total	$5,186,633	$149,127,253	$147,551,622	$3,367	$--	$--	$6,762,264

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$33,488,163	$6,645,846	$26,842,317	$--
Consumer Discretionary	42,228,383	19,891,727	22,336,656	--
Consumer Staples	88,042,824	8,554,370	79,488,454	--
Financials	61,141,988	57,867,998	3,273,990	--
Health Care	132,352,566	34,436,456	97,916,110	--
Industrials	83,066,472	72,157,096	10,909,376	--
Information Technology	102,208,784	17,172,802	85,035,982	--
Materials	22,784,498	10,794,990	11,989,508	--
Real Estate	8,261,105	6,884,881	1,376,224	--
Utilities	5,869,027	5,869,027	--	--
Money Market Funds	6,762,264	6,762,264	--	--
Total Investments in Securities:	$586,206,074	$247,037,457	$339,168,617	$--
Derivative Instruments:
Assets
Futures Contracts	$144,509	$144,509	$--	$--
Total Assets	$144,509	$144,509	$--	$--
Total Derivative Instruments:	$144,509	$144,509	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$144,509	$0
Total Equity Risk	144,509	0
Total Value of Derivatives	$144,509	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $491,993,571)	$579,443,810
Fidelity Central Funds (cost $6,762,264)	6,762,264
Total Investment in Securities (cost $498,755,835)		$586,206,074
Segregated cash with brokers for derivative instruments		460,484
Cash		19,002
Foreign currency held at value (cost $758,407)		760,928
Receivable for fund shares sold		122,923
Dividends receivable		553,650
Reclaims receivable		516,077
Distributions receivable from Fidelity Central Funds		640
Prepaid expenses		574
Total assets		588,640,352
Liabilities
Payable for fund shares redeemed	227,013
Accrued management fee	71,471
Audit Fee payable	39,805
Custody Fee payable	38,844
Payable for daily variation margin on futures contracts	52,822
Other payables and accrued expenses	9,209
Total liabilities		439,164
Net Assets		$588,201,188
Net Assets consist of:
Paid in capital		$444,832,549
Total accumulated earnings (loss)		143,368,639
Net Assets		$588,201,188
Net Asset Value, offering price and redemption price per share ($588,201,188 ÷ 40,549,704 shares)		$14.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$10,829,526
Income from Fidelity Central Funds (including $321 from security lending)		3,367
Income before foreign taxes withheld		10,832,893
Less foreign taxes withheld		(1,059,127)
Total income		9,773,766
Expenses
Management fee	$746,802
Custodian fees and expenses	81,815
Independent trustees' fees and expenses	1,480
Registration fees	50,222
Audit	50,646
Legal	761
Interest	1,618
Miscellaneous	1,443
Total expenses		934,787
Net investment income (loss)		8,838,979
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,783,296
Foreign currency transactions	(141,231)
Futures contracts	1,347,171
Total net realized gain (loss)		56,989,236
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	66,871,540
Assets and liabilities in foreign currencies	(13,699)
Futures contracts	424,919
Total change in net unrealized appreciation (depreciation)		67,282,760
Net gain (loss)		124,271,996
Net increase (decrease) in net assets resulting from operations		$133,110,975

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	For the period May 12, 2020 (commencement of operations) through October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,838,979	$3,093,857
Net realized gain (loss)	56,989,236	857,139
Change in net unrealized appreciation (depreciation)	67,282,760	20,303,038
Net increase (decrease) in net assets resulting from operations	133,110,975	24,254,034
Distributions to shareholders	(4,741,796)	–
Share transactions
Proceeds from sales of shares	211,498,578	500,040,231
Reinvestment of distributions	4,739,668	–
Cost of shares redeemed	(229,953,190)	(50,747,312)
Net increase (decrease) in net assets resulting from share transactions	(13,714,944)	449,292,919
Total increase (decrease) in net assets	114,654,235	473,546,953
Net Assets
Beginning of period	473,546,953	–
End of period	$588,201,188	$473,546,953
Other Information
Shares
Sold	14,999,451	47,275,403
Issued in reinvestment of distributions	379,477	–
Redeemed	(17,607,218)	(4,497,409)
Net increase (decrease)	(2,228,290)	42,777,994

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Quality Index Fund

Years ended October 31,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$11.07	$10.00
Income from Investment Operations
Net investment income (loss)B	.24	.08
Net realized and unrealized gain (loss)	3.32	.99
Total from investment operations	3.56	1.07
Distributions from net investment income	(.10)	–
Distributions from net realized gain	(.02)	–
Total distributions	(.12)	–
Net asset value, end of period	$14.51	$11.07
Total ReturnC,D	32.28%	10.70%
Ratios to Average Net AssetsE,F
Expenses before reductions	.19%	.23%G,H
Expenses net of fee waivers, if any	.19%	.20%G
Expenses net of all reductions	.19%	.20%G
Net investment income (loss)	1.78%	1.55%G
Supplemental Data
Net assets, end of period (000 omitted)	$588,201	$473,547
Portfolio turnover rateI	78%	30%J

 A For the period May 12, 2020 (commencement of operations) through October 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity SAI International Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,470,720
Gross unrealized depreciation	(15,350,512)
Net unrealized appreciation (depreciation)	$86,120,208
Tax Cost	$500,085,866

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$45,295,839
Undistributed long-term capital gain	$11,961,542
Net unrealized appreciation (depreciation) on securities and other investments	$86,111,258

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020(a)
Ordinary Income	$4,741,796	$–
Total	$4,741,796	$–

 (a) For the period May 12, 2020 through October 31, 2020.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Quality Index Fund	386,216,836	396,643,738

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Quality Index Fund	Borrower	$13,082,533.30%		$1,618

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Quality Index Fund	$419

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Quality Index Fund	$34	$–	$–

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity SAI International Quality Index Fund	20%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Quality Index Fund	21%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Quality Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Quality Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2021 and for the period May 12, 2020 (commencement of operations) through October 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year ended October 31, 2021, and the changes in its net assets and financial highlights for the year ended October 31, 2021 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity SAI International Quality Index Fund	.18%
Actual		$1,000.00	$1,078.00	$.94
Hypothetical-C		$1,000.00	$1,024.30	$.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI International Quality Index Fund voted to pay on December 13, 2021, to shareholders of record at the opening of business on December 10, 2021, a distribution of $1.235 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.235 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $ 11,961,542, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 72% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0884 and $0.0061 for the dividend paid December 14, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Quality Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. Further, the Board considered that Fidelity'sand Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) period shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load group and competitive medium and below the ASPG competitive median for the period.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.20% through February 28, 2022.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IQI-ANN-1221
1.9900585.101

Item 2.

Code of Ethics

As of the end of the period, October 31, 2021, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Index Fund, Fidelity Flex International Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity International Sustainability Index Fund and Fidelity Series Global ex U.S. Index Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$45,100	$-	$11,100	$1,100
Fidelity Flex International Index Fund	$47,300	$-	$9,100	$1,100
Fidelity Global ex U.S. Index Fund	$50,100	$-	$9,100	$1,200
Fidelity International Sustainability Index Fund	$34,700	$-	$9,100	$900
Fidelity Series Global ex U.S. Index Fund	$54,500	$-	$9,100	$1,300

October 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$46,200	$-	$11,100	$1,100
Fidelity Flex International Index Fund	$48,500	$-	$9,100	$1,100
Fidelity Global ex U.S. Index Fund	$54,600	$-	$9,100	$1,200
Fidelity International Sustainability Index Fund	$35,700	$-	$9,100	$900
Fidelity Series Global ex U.S. Index Fund	$59,100	$-	$9,100	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity Total International Index Fund and Fidelity U.S. Sustainability Index Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$37,900	$3,800	$9,600	$1,700
Fidelity SAI Emerging Markets Low Volatility Index Fund	$33,500	$3,400	$10,000	$1,500
Fidelity SAI Emerging Markets Value Index Fund	$35,500	$3,500	$9,200	$1,600
Fidelity SAI International Index Fund	$37,900	$3,800	$10,200	$1,700
Fidelity SAI International Low Volatility Index Fund	$33,500	$3,400	$9,000	$1,500
Fidelity SAI International Momentum Index Fund	$35,500	$3,500	$9,200	$1,600
Fidelity SAI International Quality Index Fund	$35,500	$3,500	$9,200	$1,600
Fidelity SAI International Value Index Fund	$36,300	$3,600	$9,000	$1,600
Fidelity SAI U.S. Low Volatility Index Fund	$34,200	$3,400	$9,000	$1,500
Fidelity Total International Index Fund	$60,500	$6,000	$16,000	$2,700
Fidelity U.S. Sustainability Index Fund	$29,200	$2,800	$6,100	$1,300

October 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$38,700	$3,900	$9,600	$2,100
Fidelity SAI Emerging Markets Low Volatility Index Fund	$35,900	$3,400	$9,000	$1,800
Fidelity SAI Emerging Markets Value Index Fund	$25,600	$1,300	$9,200	$700
Fidelity SAI International Index Fund	$38,700	$3,900	$9,600	$2,100
Fidelity SAI International Low Volatility Index Fund	$34,200	$3,400	$9,000	$1,900
Fidelity SAI International Momentum Index Fund	$25,600	$1,300	$9,200	$700
Fidelity SAI International Quality Index Fund	$25,600	$1,300	$9,200	$700
Fidelity International Value Index Fund	$37,100	$3,700	$9,000	$2,000
Fidelity SAI U.S. Low Volatility Index Fund	$35,000	$3,500	$9,000	$1,900
Fidelity Total International Index Fund	$61,300	$6,000	$15,800	$3,200
Fidelity U.S. Sustainability Index Fund	$29,800	$2,800	$6,100	$1,500

A Amounts may reflect rounding.

B Fidelity SAI International Momentum Index Fund commenced operations on May 5, 2020 and Fidelity SAI Emerging Markets Value Index Fund and Fidelity SAI International Quality Index Fund commenced operations on May 12, 2020.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2021A	October 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2021A	October 31, 2020A,B
Audit-Related Fees	$8,830,600	$9,069,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Momentum Index Fund, and Fidelity SAI International Quality Index Funds’ commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2021A	October 31, 2020A,B
Deloitte Entities	$574,700	$554,700
PwC	$14,653,000	$14,332,100

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Momentum Index Fund, and Fidelity SAI International Quality Index Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	December 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	December 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 21, 2021